UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report

June 30, 2020
(UNAUDITED)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of GuideStone Funds' (the "Trust") Annual and Semi-Annual Reports to Shareholders ("shareholder reports" or "reports") will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust's website (*GuideStoneFunds.com*), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Fund by calling **1-888-GS-FUNDS** (1-888-473-8637), enrolling at *My.GuideStone.org* or by contacting your financial intermediary (such as a broker-dealer).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, calling **1-888-GS-FUNDS** (1-888-473-8637) to let the Fund(s) know of your request. Your election to receive reports in paper will apply to all Funds held in your account.

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2020 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2020 has been an incredible year for all of us as we have navigated the COVID-19 crisis and its impact on global markets. We remain committed to the belief that markets are cyclical and our long-term investors are wise to not allow the emotions of the day’s headlines drive their investment decisions.
We invite you to learn more about GuideStone Funds and all of the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
Matt L. Peden, CFA
Market Recap
At the end of January 2020, we wrote that “many investors have started to question whether the novel coronavirus could be the catalyst that spurs a long-overdue correction in equity markets.” Since then, it has become increasingly clear that what started as a one-off external “shock” is now a once-in-a-lifetime event that has fundamentally changed the way the world lives and works.
After a strong start to the year, U.S. equity markets began a steep descent in mid-February as fears of the coronavirus gripped investors and forced lockdowns brought economic activity to a halt across much of the country. The S&P 500® Index fell -34% from its February 19, 2020 high in just 22 trading days, entering bear market territory faster than at any previous time in history and wiping out all gains since President Trump took office. However, the market rebounded sharply in the second quarter amidst unprecedented levels of monetary and fiscal stimulus and a gradual reopening of state economies. In June, a surge of new coronavirus cases did not appear to dampen investor enthusiasm, as the S&P 500® Index finished the second quarter with its best three-month performance in more than 20 years.
A similar story unfolded in international equity markets, as many of the same fears that plagued the United States weighed heavily on nearly every country around the world. What began in January as a quarantine of certain Chinese provinces quickly transformed into a worldwide phenomenon, with confinement and social distancing becoming primary weapons in the fight against the coronavirus. This sent international markets plunging in the first quarter as the global economy came to a virtual standstill. Like the U.S. markets, international markets posted strong gains in the second quarter. Investor risk appetite rebounded amidst declining case numbers in many countries and large amounts of stimulus from nearly every central bank — and many federal governments — around the world.
U.S. 10-year Treasury yields cratered in the first three months of the year as investors fled risk assets in favor of U.S. government bonds. This flight to quality sent Treasury yields down dramatically, with the 10-year hitting an all-time intraday low of 0.318% in mid-March before increasing modestly. Despite the apparent return to risk across financial markets in the second quarter, Treasury yields continued to decline as anxieties remained about the very challenging economic environment and a potential second wave of coronavirus cases.
Corporate bond yields came under pressure in the first quarter as investors increasingly worried about a possible deterioration in credit markets. As demand for corporate bonds dried up, yields increased significantly. This upward movement in corporate bond yields, combined with falling Treasury yields as described previously, served to widen spreads to levels not seen since the financial crisis over 10 years ago. The Federal Reserve reacted powerfully in support of credit markets — more on that below — and in response, spreads narrowed meaningfully during the second quarter.

The following table summarizes the year-to-date (“YTD”) 2020 returns for each major market broad-based index, or market indicator.
Index	1 st Quarter 2020 Returns	2 nd Quarter 2020 Returns	YTD Returns as of June 30, 2020
U.S. Equities
S&P 500®	-19.60%	20.54%	-3.08%
Dow Jones Industrial Average	-22.73%	18.51%	-8.43%
NASDAQ	-13.95%	30.95%	12.67%
International Equities
MSCI EAFE	-22.83%	14.88%	-11.34%
MSCI Emerging Markets	-23.60%	18.08%	-9.78%
U.S. Fixed Income
Bloomberg Barclays U.S. Aggregate Bond	3.15%	2.90%	6.14%
Bloomberg Barclays US High Yield-Corporate	-12.68%	10.18%	-3.80%
Global Fixed Income
Bloomberg Barclays Global Aggregate Bond	-0.33%	3.32%	2.98%
Fiscal and Monetary Policy
Both Congress and the Federal Reserve have responded forcefully to the coronavirus outbreak — much quicker and more substantially, in fact, than they did during the 2008 financial crisis. The combined stimulus measures enacted by the two entities have been huge, totaling nearly 45% of U.S. gross domestic product (GDP) as of this writing.
In late March, Congress passed and President Trump signed into law the CARES Act, an over $2 trillion fiscal stimulus bill designed to provide emergency relief to individuals and businesses that have been negatively impacted by the coronavirus. Highlights of the legislation included direct payments to taxpayers (subject to income limits), funds to provide forgivable loans to small businesses that maintained employee headcounts and a broad expansion of unemployment benefits.
The Federal Reserve in March enacted a barrage of monetary stimulus, kick-starting nearly every policy tool it employed during the financial crisis and introducing several new ones. Key Federal Reserve actions included lowering the Fed funds rate to effectively zero; reviving and expanding quantitative easing to allow for Treasury and mortgage bond purchases, along with some municipal bonds and corporate credit; introducing lending facilities designed to support both small and large businesses and reducing bank reserve requirement ratios to zero in an effort to encourage lending to households and businesses. Importantly, the central bank has indicated on multiple occasions throughout the pandemic that it will do whatever it takes to help prevent the economy from sinking into a full-blown financial crisis.
While there continues to be plenty of room for the Federal Reserve to run — it has at least $3 trillion left in its monetary policy arsenal — Chairman Powell has begun to publicly implore Congress to take greater steps to address the economic fallout brought on by the coronavirus outbreak. To that extent, Congress may debate an additional fiscal stimulus package. As of this writing, there remains a lot of uncertainty about what it will include and how much it will cost.
The coronavirus outbreak and subsequent containment measures caused significant economic pain. However, we believe the combined actions of the U.S. government and Federal Reserve have served to soften the blow and set-up the economy for a quicker “return to normal” than it would have experienced in the delay or absence of such stimulus.

Unemployment
The U.S. economy added jobs in January and February before coming to an abrupt end in March, as many states imposed stay-at-home orders in response to the coronavirus. As a broad swath of the U.S. economy shut down, a record 40 million unemployment claims were filed in just 10 weeks — equivalent to one out of every four American workers. The April jobs report reflected this devastation as 20.5 million jobs were lost, and the unemployment rate ballooned to 14.7% — both figures being the highest on record since World War II. As states began the reopening process in May, the U.S. economy started adding jobs back at a rapid clip. The May jobs report showed a gain of 2.5 million jobs, while the June report nearly doubled that number, adding 4.8 million jobs and decreasing the unemployment rate to 11.1%.
Despite consecutive months of record-breaking gains to end the second quarter, there is no denying that the coronavirus-induced economic lockdown has devastated many families. Over 20 million people remain out of work, and unemployment claims appear to have plateaued at around 1.5 million per week. What’s more, the 11.1% unemployment rate still exceeds peak unemployment seen during the 2008 financial crisis. We are concerned about an increasing amount of permanently lost jobs and worry about the amount of time it will take to get tens of millions of people back to work. In our opinion, it will likely take multiple years before unemployment returns to pre-virus levels.
Conclusion
Despite a strong second quarter, we believe the equity market has gotten ahead of itself a bit. Fed stimulus and investor momentum have driven stocks well past the levels supported by current economic fundamentals. It would not surprise us if stocks consolidated some from here — in fact, we think a pullback would be healthy for the market and bring stocks closer to a more rational valuation level. While there are signs that the economy is experiencing a partial “v-shaped” rebound1, data showing a sharp uptick from very depressed levels should not be extrapolated. We believe it will take several years to fully recover from the negative impacts of the economic shutdown brought about by the coronavirus.
Looking forward, we continue to see multiple potential headwinds in financial markets, including the upcoming election, high unemployment, a weaker-than-expected economic recovery and a consumer-led economic pullback (i.e., rising coronavirus cases scare consumers into staying home). Perhaps of greatest importance to watch is consumer spending, as it accounts for the majority of total U.S. economic activity. Spending remains down around 12% from February, and a personal saving rate of 23% is well in excess of historical norms. This is a concerning trend, and one that we believe will require another round of fiscal stimulus to help reverse.
While we do not know when this season of coronavirus will abate — or what the world will look like when it does — we can rest in the knowledge that God remains on His throne and will continue to lead His people through difficult times. Over the past six months, there were no emergency meetings or strategy planning sessions in Heaven — He knew the coronavirus was coming, He knows when it will end and He is infinitely more powerful than anything this world can create. Take heart, for the victory is His. And if God is for us, no one — and no thing — can be against us.

Thank you for your continued confidence in GuideStone Funds, and for allowing us the privilege of managing your assets during this unprecedented time in financial markets. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
Matt L. Peden, CFA
Vice President - Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.
1A "v-shaped" rebound describes a sharp economic decline followed by a sharp economic rebound.

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$ 990.40	0.06%	$0.30
	Investor	1,000.00	989.40	0.31	1.53
MyDestination 2025	Institutional	1,000.00	980.80	0.09	0.44
	Investor	1,000.00	978.90	0.34	1.67
MyDestination 2035	Institutional	1,000.00	963.80	0.14	0.70
	Investor	1,000.00	962.80	0.39	1.91
MyDestination 2045	Institutional	1,000.00	949.30	0.14	0.68
	Investor	1,000.00	948.30	0.41	1.98
MyDestination 2055	Institutional	1,000.00	944.80	0.16	0.79
	Investor	1,000.00	943.30	0.42	2.03
Conservation Allocation	Institutional	1,000.00	995.70	0.15	0.75
	Investor	1,000.00	994.80	0.40	1.98
Balanced Allocation	Institutional	1,000.00	981.90	0.13	0.62
	Investor	1,000.00	980.30	0.38	1.85
Growth Allocation	Institutional	1,000.00	952.90	0.13	0.62
	Investor	1,000.00	951.30	0.38	1.84
Aggressive Allocation	Institutional	1,000.00	930.80	0.13	0.63
	Investor	1,000.00	929.70	0.38	1.83
Money Market	Institutional	1,000.00	1,004.10	0.14	0.72
	Investor	1,000.00	1,002.80	0.39	1.97

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	Institutional	$1,000.00	$1,021.00	0.35%	$1.76
	Investor	1,000.00	1,020.50	0.62	3.11
Medium-Duration Bond	Institutional	1,000.00	1,061.60	0.38	1.95
	Investor	1,000.00	1,059.60	0.65	3.33
Extended-Duration Bond	Institutional	1,000.00	1,084.90	0.55	2.85
	Investor	1,000.00	1,084.20	0.81	4.21
Global Bond	Institutional	1,000.00	982.80	0.55	2.71
	Investor	1,000.00	980.70	0.83	4.11
Defensive Market Strategies	Institutional	1,000.00	957.50	0.67	3.27
	Investor	1,000.00	956.30	0.94	4.57
Equity Index	Institutional	1,000.00	970.10	0.13	0.66
	Investor	1,000.00	969.00	0.41	2.01
Value Equity	Institutional	1,000.00	848.10	0.63	2.88
	Investor	1,000.00	846.60	0.89	4.08
Growth Equity	Institutional	1,000.00	1,100.10	0.68	3.57
	Investor	1,000.00	1,099.00	0.94	4.90
Small Cap Equity	Institutional	1,000.00	895.70	0.98	4.62
	Investor	1,000.00	894.00	1.25	5.87
International Equity Index	Institutional	1,000.00	894.20	0.22	1.04
International Equity (3)	Institutional	1,000.00	874.50	1.01	4.71
	Investor	1,000.00	873.30	1.27	5.92
Emerging Markets Equity	Institutional	1,000.00	925.40	1.16	5.55
	Investor	1,000.00	922.50	1.57	7.50
Global Real Estate Securities	Institutional	1,000.00	827.90	0.84	3.82
	Investor	1,000.00	827.50	1.11	5.04
Strategic Alternatives (3)	Institutional	1,000.00	965.50	1.08	5.28
	Investor	1,000.00	963.50	1.36	6.64

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.57	0.06%	$0.30
	Investor	1,000.00	1,023.32	0.31	1.56
MyDestination 2025	Institutional	1,000.00	1,024.42	0.09	0.45
	Investor	1,000.00	1,023.18	0.34	1.70
MyDestination 2035	Institutional	1,000.00	1,024.15	0.14	0.72
	Investor	1,000.00	1,022.91	0.39	1.97
MyDestination 2045	Institutional	1,000.00	1,024.17	0.14	0.70
	Investor	1,000.00	1,022.83	0.41	2.06
MyDestination 2055	Institutional	1,000.00	1,024.05	0.16	0.82
	Investor	1,000.00	1,022.78	0.42	2.11
Conservation Allocation	Institutional	1,000.00	1,024.11	0.15	0.76
	Investor	1,000.00	1,022.88	0.40	2.01

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Balanced Allocation	Institutional	$1,000.00	$1,024.24	0.13%	$0.63
	Investor	1,000.00	1,022.99	0.38	1.89
Growth Allocation	Institutional	1,000.00	1,024.22	0.13	0.65
	Investor	1,000.00	1,022.98	0.38	1.91
Aggressive Allocation	Institutional	1,000.00	1,024.21	0.13	0.66
	Investor	1,000.00	1,022.97	0.38	1.92
Money Market	Institutional	1,000.00	1,024.15	0.14	0.73
	Investor	1,000.00	1,022.90	0.39	1.99
Low-Duration Bond	Institutional	1,000.00	1,023.12	0.35	1.77
	Investor	1,000.00	1,021.79	0.62	3.11
Medium-Duration Bond	Institutional	1,000.00	1,022.97	0.38	1.91
	Investor	1,000.00	1,021.63	0.65	3.27
Extended-Duration Bond	Institutional	1,000.00	1,022.13	0.55	2.76
	Investor	1,000.00	1,020.82	0.81	4.08
Global Bond	Institutional	1,000.00	1,022.13	0.55	2.77
	Investor	1,000.00	1,020.72	0.83	4.19
Defensive Market Strategies	Institutional	1,000.00	1,021.52	0.67	3.38
	Investor	1,000.00	1,020.19	0.94	4.72
Equity Index	Institutional	1,000.00	1,024.19	0.13	0.68
	Investor	1,000.00	1,022.82	0.41	2.06
Value Equity	Institutional	1,000.00	1,021.74	0.63	3.15
	Investor	1,000.00	1,020.45	0.89	4.46
Growth Equity	Institutional	1,000.00	1,021.46	0.68	3.44
	Investor	1,000.00	1,020.19	0.94	4.72
Small Cap Equity	Institutional	1,000.00	1,019.99	0.98	4.93
	Investor	1,000.00	1,018.67	1.25	6.25
International Equity Index	Institutional	1,000.00	1,023.77	0.22	1.11
International Equity (3)	Institutional	1,000.00	1,019.84	1.01	5.07
	Investor	1,000.00	1,018.55	1.27	6.37
Emerging Markets Equity	Institutional	1,000.00	1,019.10	1.16	5.82
	Investor	1,000.00	1,017.06	1.57	7.87
Global Real Estate Securities	Institutional	1,000.00	1,020.69	0.84	4.22
	Investor	1,000.00	1,019.34	1.11	5.57
Strategic Alternatives (3)	Institutional	1,000.00	1,019.49	1.08	5.42
	Investor	1,000.00	1,018.10	1.36	6.82

(1)  Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)  Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2020 through June 30, 2020, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(3)  The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBSW	—	Bank Bill Swap Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
HY	—	High Yield
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBOR	—	Mumbai Interbank Offered Rate
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
SPDR	—	Standard and Poor's Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TELBOR	—	Tel Aviv Interbank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2020, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$301,050,402	30.44%
Medium-Duration Bond	298,981,361	16.18
Extended-Duration Bond	24,634,795	8.65
Global Bond	86,172,239	14.66
Defensive Market Strategies	162,814,816	13.52
International Equity Index	10,873,820	1.62
International Equity	9,318,048	0.81
Emerging Markets Equity	10,555,912	1.86
Global Real Estate Securities	478,223	0.22
Strategic Alternatives	40,732,285	11.18

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2020.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of June 30, 2020.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 1 in Notes to Schedules of Investments).
Ø	—	7-day current yield as of June 30, 2020 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
α	—	Century bond maturing in 3013.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Schedules of Investments). As of June 30, 2020, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$ —	0.00%
Global Bond	40,330	0.01
Small Cap Equity	1,956,000	0.36
International Equity	—	0.00
Strategic Alternatives	1,411,670	0.39
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
BOFA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Bank.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (“MBS”) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The ICE BofAML 0-3 Month U.S. Treasury Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.
The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of The ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.
The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 6.2% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trade mark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	10,203,261	$ 10,203,261
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,428,115	100,725,243
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	10,640,173	168,008,333
GuideStone Global Bond Fund (Institutional Class)∞	6,741,029	65,725,031
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	5,436,283	68,279,710
GuideStone Equity Index Fund (Institutional Class)∞	3,133,483	106,538,408
GuideStone Small Cap Equity Fund (Institutional Class)∞	746,700	10,513,539
GuideStone International Equity Index Fund (Institutional Class)∞	5,913,756	57,481,711
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,149,311	20,268,000
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	577,719	4,777,734
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,187,053	31,169,381
Total Mutual Funds (Cost $627,927,962)		643,690,351
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $92,616)	92,616	$ 92,616
TOTAL INVESTMENTS — 100.0% (Cost $628,020,578)		643,782,967
Liabilities in Excess of Other Assets — (0.0)%		(55,764)
NET ASSETS — 100.0%		$643,727,203
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	53.6
U.S. Equity Select Funds	28.8
Non-U.S. Equity Select Funds	12.1
Alternative Select Funds	4.8
Real Assets Select Funds	0.7
Money Market Funds	—**
100.0

**Rounds to less than 0.05%

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 92,616	$ 92,616	$ —	$ —
Mutual Funds	643,690,351	643,690,351	—	—
Total Assets - Investments in Securities	$643,782,967	$643,782,967	$ —	$ —
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	21,012,491	$ 21,012,491
GuideStone Low-Duration Bond Fund (Institutional Class)∞	6,690,089	90,717,611
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	22,793,870	359,915,205
GuideStone Global Bond Fund (Institutional Class)∞	11,313,519	110,306,815
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	12,604,161	158,308,262
GuideStone Equity Index Fund (Institutional Class)∞	9,586,605	325,944,576
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,323,171	32,710,247
GuideStone International Equity Index Fund (Institutional Class)∞	18,200,740	176,911,194
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,571,598	61,970,171
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,627,143	13,456,470
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,878,372	37,930,479
Total Mutual Funds (Cost $1,357,359,032)		1,389,183,521
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $73,115)	73,115	$ 73,115
TOTAL INVESTMENTS — 100.1% (Cost $1,357,432,147)		1,389,256,636
Liabilities in Excess of Other Assets — (0.1)%		(750,576)
NET ASSETS — 100.0%		$1,388,506,060
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	41.9
U.S. Equity Select Funds	37.3
Non-U.S. Equity Select Funds	17.2
Alternative Select Funds	2.7
Real Assets Select Funds	1.0
Money Market Funds	—**
100.1

**Rounds to less than 0.05%

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 73,115	$ 73,115	$ —	$ —
Mutual Funds	1,389,183,521	1,389,183,521	—	—
Total Assets - Investments in Securities	$1,389,256,636	$1,389,256,636	$ —	$ —

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	21,477,541	$ 21,477,541
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,055,302	174,563,216
GuideStone Global Bond Fund (Institutional Class)∞	4,387,387	42,777,025
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,793,213	60,202,760
GuideStone Equity Index Fund (Institutional Class)∞	10,036,065	341,226,205
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,560,543	36,052,450
GuideStone International Equity Index Fund (Institutional Class)∞	19,245,630	187,067,528
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,911,560	65,176,010
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,572,093	13,001,213
Total Mutual Funds (Cost $917,279,244)		941,543,948
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $17,207)	17,207	17,207
TOTAL INVESTMENTS — 100.0% (Cost $917,296,451)		941,561,155
Liabilities in Excess of Other Assets — (0.0)%		(393,143)
NET ASSETS — 100.0%		$941,168,012
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	46.5
Non-U.S. Equity Select Funds	26.8
Fixed Income Select Funds	25.3
Real Assets Select Funds	1.4
Money Market Funds	—**
100.0

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2020	3	$ 266,760	$ 3,176
MSCI Emerging Markets E-Mini	09/2020	1	49,285	700
S&P 500® E-Mini	09/2020	4	618,040	16,824
10-Year U.S. Treasury Note	09/2020	3	417,516	1,167
Total Futures Contracts outstanding at June 30, 2020			$1,351,601	$21,867
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 17,207	$ 17,207	$ —	$ —
Mutual Funds	941,543,948	941,543,948	—	—
Total Assets - Investments in Securities	$941,561,155	$941,561,155	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 21,867	$ 21,867	$ —	$ —
Total Assets - Other Financial Instruments	$ 21,867	$ 21,867	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	14,552,977	$ 14,552,977
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	3,858,686	60,928,654
GuideStone Global Bond Fund (Institutional Class)∞	1,550,902	15,121,295
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,788,093	35,018,447
GuideStone Equity Index Fund (Institutional Class)∞	9,161,824	311,502,031
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,207,038	31,075,087
GuideStone International Equity Index Fund (Institutional Class)∞	17,164,761	166,841,478
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,286,082	59,277,755
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,485,989	12,289,129
Total Mutual Funds (Cost $687,375,819)		706,606,853
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $35,698)	35,698	35,698
TOTAL INVESTMENTS — 100.0% (Cost $687,411,517)		706,642,551
Liabilities in Excess of Other Assets — (0.0)%		(15,527)
NET ASSETS — 100.0%		$706,627,024
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	53.5
Non-U.S. Equity Select Funds	32.0
Fixed Income Select Funds	12.8
Real Assets Select Funds	1.7
Money Market Funds	—**
100.0

**Rounds to less than 0.05%

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2020	1	$154,510	$3,874
10-Year U.S. Treasury Note	09/2020	1	139,172	389
Total Futures Contracts outstanding at June 30, 2020			$293,682	$4,263
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 35,698	$ 35,698	$ —	$ —
Mutual Funds	706,606,853	706,606,853	—	—
Total Assets - Investments in Securities	$706,642,551	$706,642,551	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 4,263	$ 4,263	$ —	$ —
Total Assets - Other Financial Instruments	$ 4,263	$ 4,263	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	4,884,080	$ 4,884,080
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	863,809	13,639,545
GuideStone Global Bond Fund (Institutional Class)∞	347,226	3,385,451
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	958,181	12,034,756
GuideStone Equity Index Fund (Institutional Class)∞	3,291,681	111,917,171
GuideStone Small Cap Equity Fund (Institutional Class)∞	792,170	11,153,752
GuideStone International Equity Index Fund (Institutional Class)∞	6,167,465	59,947,761
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,258,672	21,299,274
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	533,359	4,410,880
Total Mutual Funds (Cost $239,868,537)		242,672,670
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $60,123)	60,123	60,123
TOTAL INVESTMENTS — 99.9% (Cost $239,928,660)		242,732,793
Other Assets in Excess of Liabilities — 0.1%		156,696
NET ASSETS — 100.0%		$242,889,489
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	55.6
Non-U.S. Equity Select Funds	33.5
Fixed Income Select Funds	9.0
Real Assets Select Funds	1.8
Money Market Funds	—**
99.9

**Rounds to less than 0.05%

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 60,123	$ 60,123	$ —	$ —
Mutual Funds	242,672,670	242,672,670	—	—
Total Assets - Investments in Securities	$242,732,793	$242,732,793	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 92,616	$ 73,115
Investments in securities of affiliated issuers, at value	643,690,351	1,389,183,521
Total investments, at value(1)	643,782,967	1,389,256,636
Deposits with broker for futures contracts	—	—
Receivables:
Dividends	1,551	3,096
From advisor	39,065	—
Fund shares sold	125,769	236,127
Variation margin on futures contracts	—	—
Prepaid expenses and other assets	34,461	96,610
Total Assets	643,983,813	1,389,592,469
Liabilities
Payables:
Fund shares redeemed	53,873	690,608
Accrued expenses:
Investment advisory fees	52,577	113,766
Shareholder servicing fees	102,235	206,241
Trustee fees	582	901
Other expenses	47,343	74,893
Total Liabilities	256,610	1,086,409
Net Assets	$643,727,203	$1,388,506,060
Net Assets Consist of:
Paid-in-capital	$617,322,241	$1,329,033,405
Distributable earnings (loss)	26,404,962	59,472,655
Net Assets	$643,727,203	$1,388,506,060
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$144,060,746	$ 382,930,865
Institutional shares outstanding	13,983,444	37,474,067
Net asset value, offering and redemption price per Institutional share	$ 10.30	$ 10.22
Net assets applicable to the Investor Class	$499,666,457	$1,005,575,195
Investor shares outstanding	48,564,593	98,441,862
Net asset value, offering and redemption price per Investor share	$ 10.29	$ 10.21

(1)Investments in securities of unaffiliated issuers, at cost	$ 92,616	$ 73,115
Investments in securities of affiliated issuers, at cost	627,927,962	1,357,359,032
Total investments, at cost	$628,020,578	$1,357,432,147

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 17,207	$ 35,698	$ 60,123
941,543,948	706,606,853	242,672,670
941,561,155	706,642,551	242,732,793
90,000	15,000	5

3,216	2,274	790
—	13,103	394
137,207	207,357	249,873
7,311	1,969	—
41,653	37,701	26,544
941,840,542	706,919,955	243,010,399

402,456	89,620	38,112

76,839	57,676	19,753
132,802	93,653	30,231
531	463	7
59,902	51,519	32,807
672,530	292,931	120,910
$941,168,012	$706,627,024	$242,889,489

$903,256,144	$680,120,037	$238,195,236
37,911,868	26,506,987	4,694,253
$941,168,012	$706,627,024	$242,889,489

$291,891,800	$248,123,339	$ 94,473,640
29,641,941	26,471,338	7,258,877
$ 9.85	$ 9.37	$ 13.01
$649,276,212	$458,503,685	$148,415,849
65,995,978	48,991,505	11,430,415
$ 9.84	$ 9.36	$ 12.98

$ 17,207	$ 35,698	$ 60,123
917,279,244	687,375,819	239,868,537
$917,296,451	$687,411,517	$239,928,660
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
MyDestination 2015 Fund
Investment Income
Dividends	$ 5
Income distributions received from affiliated funds	4,319,321
Interest	—
Total Investment Income	4,319,326
Expenses
Investment advisory fees	314,115
Transfer agent fees:
Institutional shares	1,812
Investor shares	10,922
Custodian fees	11,789
Shareholder servicing fees:
Investor shares	615,132
Accounting and administration fees	13,944
Professional fees	43,535
Shareholder reporting fees:
Institutional shares	264
Investor shares	3,821
Trustees expenses	2,170
Line of credit facility fees	756
Other expenses	31,842
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	1,050,102
Expenses waived/reimbursed(1)	(226,659)
Net Expenses	823,443
Net Investment Income	3,495,883
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,110,341
Net realized gain (loss) on investment securities of affiliated issuers	636,162
Net realized gain (loss) on futures transactions	61,281
Net realized gain	1,807,784
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(13,623,350)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(14)
Change in unrealized appreciation (depreciation) on futures	(17,466)
Net change in unrealized appreciation (depreciation)	(13,640,830)
Net Realized and Unrealized Loss	(11,833,046)
Net Decrease in Net Assets Resulting from Operations	$ (8,337,163)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 163	$ 150	$ 173	$ 63
9,120,851	5,539,218	3,757,765	1,239,283
1,621	1,818	1,865	426
9,122,635	5,541,186	3,759,803	1,239,772

673,297	446,278	332,730	110,792

2,101	2,143	2,199	2,116
16,083	11,036	9,882	8,139
15,605	13,273	12,113	11,270

1,235,852	780,457	547,856	172,398
29,890	19,813	14,771	4,919
39,969	41,123	42,379	42,212

645	616	769	675
6,584	4,116	3,600	2,198
4,180	2,756	2,122	1,042
1,421	1,111	946	697
55,409	44,118	35,631	15,696
—	61,206	59,540	—
2,081,036	1,428,046	1,064,538	372,154
(247,084)	(13,414)	(2,803)	(14,237)
1,833,952	1,414,632	1,061,735	357,917
7,288,683	4,126,554	2,698,068	881,855

2,538,983	1,633,255	1,242,729	425,487
8,629,654	3,998,625	1,254,907	(36,591)
(335,478)	(481,090)	(676,225)	(253,663)
10,833,159	5,150,790	1,821,411	135,233
(48,871,143)	(44,755,340)	(39,951,864)	(13,074,477)
(41)	(51)	(44)	(60)
(105,146)	(131,960)	(124,823)	(41,910)
(48,976,330)	(44,887,351)	(40,076,731)	(13,116,447)
(38,143,171)	(39,736,561)	(38,255,320)	(12,981,214)
$(30,854,488)	$(35,610,007)	$(35,557,252)	$(12,099,359)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19	06/30/20	12/31/19
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,495,883	$ 13,925,733	$ 7,288,683	$ 27,594,933
Net realized gain on investment securities and futures transactions	1,807,784	14,296,310	10,833,159	27,355,301
Net change in unrealized appreciation (depreciation) on investment securities and futures	(13,640,830)	61,031,096	(48,976,330)	156,024,078
Net increase (decrease) in net assets resulting from operations	(8,337,163)	89,253,139	(30,854,488)	210,974,312
Distributions to Shareholders:
Institutional shares	—	(5,862,578)	—	(13,988,165)
Investor shares	—	(20,450,729)	—	(38,484,767)
Total distributions	—	(26,313,307)	—	(52,472,932)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	17,750,485	53,645,758	57,606,832	112,767,546
Investor shares	30,920,786	49,464,244	51,305,117	111,058,235
Reinvestment of dividends and distributions
Institutional shares	—	5,862,578	—	13,988,165
Investor shares	—	20,446,948	—	38,483,178
Total proceeds from shares sold and reinvested	48,671,271	129,419,528	108,911,949	276,297,124
Value of shares redeemed
Institutional shares	(15,385,129)	(31,768,802)	(29,191,918)	(50,659,250)
Investor shares	(48,817,505)	(93,504,464)	(69,907,693)	(112,946,892)
Total value of shares redeemed	(64,202,634)	(125,273,266)	(99,099,611)	(163,606,142)
Net increase (decrease) from capital share transactions(1)	(15,531,363)	4,146,262	9,812,338	112,690,982
Total increase (decrease) in net assets	(23,868,526)	67,086,094	(21,042,150)	271,192,362
Net Assets:
Beginning of Period	667,595,729	600,509,635	1,409,548,210	1,138,355,848
End of Period	$643,727,203	$ 667,595,729	$1,388,506,060	$1,409,548,210

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/20	12/31/19	06/30/20	12/31/19	06/30/20	12/31/19
(Unaudited)		(Unaudited)		(Unaudited)

$ 4,126,554	$ 17,182,712	$ 2,698,068	$ 12,586,247	$ 881,855	$ 3,872,295
5,150,790	14,025,688	1,821,411	9,995,707	135,233	5,037,224
(44,887,351)	128,412,019	(40,076,731)	108,037,603	(13,116,447)	30,906,869
(35,610,007)	159,620,419	(35,557,252)	130,619,557	(12,099,359)	39,816,388

—	(9,403,983)	—	(8,040,317)	—	(3,200,893)
—	(21,796,700)	—	(15,261,033)	—	(5,664,596)
—	(31,200,683)	—	(23,301,350)	—	(8,865,489)

49,249,261	85,294,170	37,417,077	60,147,102	25,413,862	29,732,533
37,642,088	88,866,340	27,468,312	65,328,746	21,176,802	39,108,697

—	9,403,983	—	8,040,317	—	3,200,894
—	21,796,029	—	15,260,906	—	5,664,445
86,891,349	205,360,522	64,885,389	148,777,071	46,590,664	77,706,569

(13,204,885)	(35,182,892)	(8,486,530)	(31,741,269)	(3,901,509)	(20,917,032)
(25,730,743)	(58,018,044)	(15,305,113)	(40,840,087)	(8,329,611)	(15,829,240)
(38,935,628)	(93,200,936)	(23,791,643)	(72,581,356)	(12,231,120)	(36,746,272)
47,955,721	112,159,586	41,093,746	76,195,715	34,359,544	40,960,297
12,345,714	240,579,322	5,536,494	183,513,922	22,260,185	71,911,196

928,822,298	688,242,976	701,090,530	517,576,608	220,629,304	148,718,108
$941,168,012	$928,822,298	$706,627,024	$701,090,530	$242,889,489	$220,629,304
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2020(3)	$10.40	$0.07	$(0.17)	$(0.10)	$ —	$ —	$ —	$10.30	(0.96)%	$ 144,061	0.06%	0.14%	1.32%	8%
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(4)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2020(3)	$10.40	$0.05	$(0.16)	$(0.11)	$ —	$ —	$ —	$10.29	(1.06)%	$ 499,666	0.31%	0.39%	1.06%	8%
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	(0.38)	(0.23)	(0.14)	(1.28)	(1.42)	9.19	(2.06)	479,512	0.28	0.31	1.41	108(5)

MyDestination 2025 Fund
Institutional Class
2020(3)	$10.42	$0.06	$(0.26)	$(0.20)	$ —	$ —	$ —	$10.22	(1.92)%	$ 382,931	0.09%	0.13%	1.29%	8%
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(4)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2020(3)	$10.43	$0.05	$(0.27)	$(0.22)	$ —	$ —	$ —	$10.21	(2.11)%	$1,005,575	0.34%	0.38%	1.01%	8%
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	(0.48)	(0.32)	(0.13)	(1.33)	(1.46)	8.88	(2.91)	707,698	0.28	0.31	1.46	110(5)

MyDestination 2035 Fund
Institutional Class
2020(3)	$10.22	$0.05	$(0.42)	$(0.37)	$ —	$ —	$ —	$ 9.85	(3.62)%	$ 291,892	0.14%	0.15%	1.12%	6%
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(4)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2020(3)	$10.22	$0.04	$(0.42)	$(0.38)	$ —	$ —	$ —	$ 9.84	(3.72)%	$ 649,276	0.39%	0.40%	0.84%	6%
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	(0.62)	(0.47)	(0.12)	(1.54)	(1.66)	8.36	(4.30)	391,279	0.28	0.32	1.41	120(5)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.35%, 0.34% and 0.33%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2020(3)	$ 9.87	$0.05	$(0.55)	$(0.50)	$ —	$ —	$ —	$ 9.37	(5.07)%	$248,123	0.14%	0.14%	1.01%	4%
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(4)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2020(3)	$ 9.87	$0.03	$(0.54)	$(0.51)	$ —	$ —	$ —	$ 9.36	(5.17)%	$458,504	0.41%	0.41%	0.71%	4%
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	(0.59)	(0.47)	(0.09)	(1.49)	(1.58)	7.95	(4.46)	281,718	0.29	0.34	1.22	124(5)

MyDestination 2055 Fund
Institutional Class
2020(3)	$13.77	$0.06	$(0.82)	$(0.76)	$ —	$ —	$ —	$13.01	(5.52)%	$ 94,473	0.16%	0.18%	0.98%	8%
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(4)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2020(3)	$13.76	$0.04	$(0.82)	$(0.78)	$ —	$ —	$ —	$12.98	(5.67)%	$148,416	0.42%	0.43%	0.68%	8%
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	(0.73)	(0.57)	(0.13)	(0.85)	(0.98)	11.05	(4.48)	38,465	0.30	0.65	1.29	124(5)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.35%, 0.34% and 0.33%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	7,169,603	$ 7,169,603
GuideStone Low-Duration Bond Fund (Institutional Class)∞	17,794,266	241,290,243
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,084,563	64,495,243
GuideStone Global Bond Fund (Institutional Class)∞	1,710,100	16,673,469
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	3,011,114	37,819,593
GuideStone Value Equity Fund (Institutional Class)∞	1,845,895	29,072,849
GuideStone Growth Equity Fund (Institutional Class)∞	1,093,267	30,994,127
GuideStone Small Cap Equity Fund (Institutional Class)∞	205,226	2,889,582
GuideStone International Equity Fund (Institutional Class)∞	2,634,619	31,747,163
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,150,241	10,846,776
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	666,222	5,509,656
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,514,229	24,589,163
Total Mutual Funds (Cost $501,055,939)		503,097,467
	Shares	Value
MONEY MARKET FUNDS — 0.1%
Northern Institutional U.S. Government Portfolio (Shares), 0.07% (Cost $593,061)	593,061	$ 593,061
TOTAL INVESTMENTS — 100.1% (Cost $501,649,000)		503,690,528
Liabilities in Excess of Other Assets — (0.1)%		(310,335)
NET ASSETS — 100.0%		$503,380,193
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	65.4
U.S. Equity Select Funds	20.1
Non-U.S. Equity Select Funds	8.5
Alternative Select Funds	4.9
Real Assets Select Funds	1.1
Money Market Funds	0.1
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 593,061	$ 593,061	$ —	$ —
Mutual Funds	503,097,467	503,097,467	—	—
Total Assets - Investments in Securities	$503,690,528	$503,690,528	$ —	$ —

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	29,921,432	$ 29,921,432
GuideStone Low-Duration Bond Fund (Institutional Class)∞	6,890,962	93,441,439
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	22,558,400	356,197,142
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	3,329,989	64,768,296
GuideStone Global Bond Fund (Institutional Class)∞	13,517,111	131,791,832
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	12,781,712	160,538,300
GuideStone Value Equity Fund (Institutional Class)∞	10,120,472	159,397,429
GuideStone Growth Equity Fund (Institutional Class)∞	6,103,330	173,029,413
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,106,368	29,657,666
GuideStone International Equity Fund (Institutional Class)∞	14,539,240	175,197,838
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,535,062	61,625,635
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,401,917	28,133,856
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,071,547	$ 59,379,731
Total Mutual Funds (Cost $1,544,923,684)		1,523,080,009
TOTAL INVESTMENTS — 100.1% (Cost $1,544,923,684)		1,523,080,009
Liabilities in Excess of Other Assets — (0.1)%		(882,749)
NET ASSETS — 100.0%		$1,522,197,260
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	44.5
U.S. Equity Select Funds	34.3
Non-U.S. Equity Select Funds	15.6
Alternative Select Funds	3.9
Real Assets Select Funds	1.8
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,523,080,009	$1,523,080,009	$ —	$ —
Total Assets - Investments in Securities	$1,523,080,009	$1,523,080,009	$ —	$ —
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	30,257,006	$ 30,257,006
GuideStone Low-Duration Bond Fund (Institutional Class)∞	2,292,751	31,089,709
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	7,643,104	120,684,621
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	1,152,454	22,415,233
GuideStone Global Bond Fund (Institutional Class)∞	4,343,013	42,344,373
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,371,047	54,900,356
GuideStone Value Equity Fund (Institutional Class)∞	13,540,859	213,268,527
GuideStone Growth Equity Fund (Institutional Class)∞	7,953,184	225,472,778
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,169,541	44,627,132
GuideStone International Equity Fund (Institutional Class)∞	19,420,535	234,017,442
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,736,799	82,388,013
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,800,475	31,429,924
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,949,414	28,845,270
Total Mutual Funds (Cost $1,247,629,510)		1,161,740,384
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø (Cost $35,455)	35,455	$ 35,455
TOTAL INVESTMENTS — 100.0% (Cost $1,247,664,965)		1,161,775,839
Other Assets in Excess of Liabilities — 0.0%		123,775
NET ASSETS — 100.0%		$1,161,899,614
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	46.3
Non-U.S. Equity Select Funds	27.2
Fixed Income Select Funds	21.3
Real Assets Select Funds	2.7
Alternative Select Funds	2.5
Money Market Funds	—**
100.0

**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2020	21	$1,867,320	$19,315
MSCI Emerging Markets E-Mini	09/2020	10	492,850	1,224
S&P 500® E-Mini	09/2020	23	3,553,730	74,138
10-Year U.S. Treasury Note	09/2020	3	417,516	745
U.S. Treasury Long Bond	09/2020	2	357,125	1,496
5-Year U.S. Treasury Note	09/2020	5	628,711	843
Total Futures Contracts outstanding at June 30, 2020			$7,317,252	$97,761

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 35,455	$ 35,455	$ —	$ —
Mutual Funds	1,161,740,384	1,161,740,384	—	—
Total Assets - Investments in Securities	$1,161,775,839	$1,161,775,839	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 97,761	$ 97,761	$ —	$ —
Total Assets - Other Financial Instruments	$ 97,761	$ 97,761	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	19,209,932	$ 19,209,932
GuideStone Value Equity Fund (Institutional Class)∞	16,049,751	252,783,576
GuideStone Growth Equity Fund (Institutional Class)∞	9,243,615	262,056,495
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,772,778	53,120,706
GuideStone International Equity Fund (Institutional Class)∞	23,111,787	278,497,030
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	10,380,694	97,889,945
Total Mutual Funds (Cost $1,076,008,527)		963,557,684
TOTAL INVESTMENTS — 100.1% (Cost $1,076,008,527)		963,557,684
Liabilities in Excess of Other Assets — (0.1)%		(567,787)
NET ASSETS — 100.0%		$962,989,897
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	59.0
Non-U.S. Equity Select Funds	39.1
Fixed Income Select Funds	2.0
100.1
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$963,557,684	$963,557,684	$ —	$ —
Total Assets - Investments in Securities	$963,557,684	$963,557,684	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 593,061	$ —	$ 35,455	$ —
Investments in securities of affiliated issuers, at value	503,097,467	1,523,080,009	1,161,740,384	963,557,684
Total investments, at value(1)	503,690,528	1,523,080,009	1,161,775,839	963,557,684
Cash	—	—	550,000	—
Receivables:
Dividends from affiliated funds	894	4,333	4,079	3,006
Fund shares sold	25,549	53,112	85,973	19,940
Variation margin on futures contracts	—	—	41,643	—
Prepaid expenses and other assets	31,309	38,023	37,049	35,781
Total Assets	503,748,280	1,523,175,477	1,162,494,583	963,616,411
Liabilities
Payables:
Fund shares redeemed	185,566	504,849	244,239	336,827
Accrued expenses:
Investment advisory fees	41,210	124,877	95,270	78,890
Shareholder servicing fees	78,137	230,579	168,157	148,497
Trustee fees	1,294	1,610	1,112	767
Other expenses	61,880	116,302	86,191	61,533
Total Liabilities	368,087	978,217	594,969	626,514
Net Assets	$503,380,193	$1,522,197,260	$1,161,899,614	$ 962,989,897
Net Assets Consist of:
Paid-in-capital	$496,450,483	$1,520,866,498	$1,209,616,394	$1,027,712,648
Distributable earnings (loss)	6,929,710	1,330,762	(47,716,780)	(64,722,751)
Net Assets	$503,380,193	$1,522,197,260	$1,161,899,614	$ 962,989,897
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$121,572,342	$ 399,602,814	$ 342,575,785	$ 238,397,861
Institutional shares outstanding	10,595,590	33,384,737	29,198,906	21,341,622
Net asset value, offering and redemption price per Institutional share	$ 11.47	$ 11.97	$ 11.73	$ 11.17
Net assets applicable to the Investor Class	$381,807,851	$1,122,594,446	$ 819,323,829	$ 724,592,036
Investor shares outstanding	33,322,133	93,925,030	69,965,519	65,197,107
Net asset value, offering and redemption price per Investor share	$ 11.46	$ 11.95	$ 11.71	$ 11.11

(1)Investments in securities of unaffiliated issuers, at cost	$ 593,061	$ —	$ 35,455	$ —
Investments in securities of affiliated issuers, at cost	501,055,939	1,544,923,684	1,247,629,510	1,076,008,527
Total investments, at cost	$501,649,000	$1,544,923,684	$1,247,664,965	$1,076,008,527
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Dividends	$ 653	$ 3,541,599	$ 236	$ 369
Income distributions received from affiliated funds	3,633,883	5,738,560	5,196,874	2,765,712
Interest	—	99	3,040	549
Total Investment Income	3,634,536	9,280,258	5,200,150	2,766,630
Expenses
Investment advisory fees	250,891	752,174	571,452	473,060
Transfer agent fees:
Institutional shares	1,677	1,788	1,679	1,642
Investor shares	14,497	26,550	19,656	16,395
Custodian fees	9,069	17,946	16,766	12,999
Shareholder servicing fees:
Investor shares	487,905	1,422,201	1,037,278	909,993
Accounting and administration fees	11,137	33,387	25,363	20,992
Professional fees	41,502	40,032	40,608	41,048
Shareholder reporting fees:
Institutional shares	86	—	—	65
Investor shares	5,881	—	—	5,958
Trustees expenses	2,331	5,270	3,957	3,250
Line of credit facility fees	1,080	1,764	1,390	1,144
Other expenses	38,727	70,292	58,106	45,878
Total Expenses	864,783	2,371,404	1,776,255	1,532,424
Net Investment Income	2,769,753	6,908,854	3,423,895	1,234,206
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,258,796	7,284,857	7,584,329	7,888,154
Net realized loss on investment securities of affiliated issuers	(3,096,050)	(14,593,577)	(8,684,126)	(8,722,177)
Net realized gain (loss) on futures transactions	49,971	21,988	(985,539)	(970,077)
Net realized loss	(1,787,283)	(7,286,732)	(2,085,336)	(1,804,100)
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(4,563,776)	(34,090,503)	(65,522,167)	(75,813,747)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(6)	(69)	(61)	(75)
Change in unrealized appreciation (depreciation) on futures	(22,813)	(138,773)	(138,549)	(276,413)
Net change in unrealized appreciation (depreciation)	(4,586,595)	(34,229,345)	(65,660,777)	(76,090,235)
Net Realized and Unrealized Loss	(6,373,878)	(41,516,077)	(67,746,113)	(77,894,335)
Net Decrease in Net Assets Resulting from Operations	$(3,604,125)	$(34,607,223)	$(64,322,218)	$(76,660,129)

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19	06/30/20	12/31/19
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 2,769,753	$ 9,886,471	$ 6,908,854	$ 29,080,642
Net realized gain (loss) on investment securities and futures transactions	(1,787,283)	8,087,315	(7,286,732)	45,298,776
Net change in unrealized appreciation (depreciation) on investment securities and futures	(4,586,595)	34,283,232	(34,229,345)	172,746,142
Net increase (decrease) in net assets resulting from operations	(3,604,125)	52,257,018	(34,607,223)	247,125,560
Distributions to Shareholders:
Institutional shares	—	(5,095,548)	—	(24,389,522)
Investor shares	—	(18,041,539)	—	(76,908,025)
Total distributions	—	(23,137,087)	—	(101,297,547)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	20,302,490	26,042,462	50,014,202	73,921,673
Investor shares	27,114,976	47,469,039	23,426,407	57,180,119
Reinvestment of dividends and distributions
Institutional shares	—	5,077,191	—	24,290,995
Investor shares	—	18,032,064	—	76,871,367
Total proceeds from shares sold and reinvested	47,417,466	96,620,756	73,440,609	232,264,154
Value of shares redeemed
Institutional shares	(10,253,553)	(11,877,607)	(22,889,675)	(46,362,952)
Investor shares	(57,533,885)	(79,429,062)	(109,333,278)	(177,611,078)
Total value of shares redeemed	(67,787,438)	(91,306,669)	(132,222,953)	(223,974,030)
Net increase (decrease) from capital share transactions(1)	(20,369,972)	5,314,087	(58,782,344)	8,290,124
Total increase (decrease) in net assets	(23,974,097)	34,434,018	(93,389,567)	154,118,137
Net Assets:
Beginning of Period	527,354,290	492,920,272	1,615,586,827	1,461,468,690
End of Period	$503,380,193	$527,354,290	$1,522,197,260	$1,615,586,827

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/20	12/31/19	06/30/20	12/31/19
(Unaudited)		(Unaudited)

$ 3,423,895	$ 19,015,078	$ 1,234,206	$ 12,104,780
(2,085,336)	48,072,704	(1,804,100)	57,225,647
(65,660,777)	170,887,923	(76,090,235)	168,923,373
(64,322,218)	237,975,705	(76,660,129)	238,253,800

—	(28,008,711)	—	(26,653,779)
—	(81,549,805)	—	(91,797,764)
—	(109,558,516)	—	(118,451,543)

64,136,998	41,999,339	26,863,799	45,256,536
17,580,065	39,313,198	13,138,427	30,691,082

—	27,969,231	—	26,641,062
—	81,515,470	—	91,783,316
81,717,063	190,797,238	40,002,226	194,371,996

(20,361,948)	(30,570,472)	(14,277,775)	(21,076,702)
(82,564,930)	(138,835,487)	(66,048,646)	(122,548,098)
(102,926,878)	(169,405,959)	(80,326,421)	(143,624,800)
(21,209,815)	21,391,279	(40,324,195)	50,747,196
(85,532,033)	149,808,468	(116,984,324)	170,549,453

1,247,431,647	1,097,623,179	1,079,974,221	909,424,768
$1,161,899,614	$1,247,431,647	$ 962,989,897	$1,079,974,221
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2020(3)	$11.52	$0.07	$(0.12)	$(0.05)	$ —	$ —	$ —	$11.47	(0.43)%	$ 121,572	0.15%	0.15%	1.32%	7%
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(4)	11.51	0.05	(0.17)	(0.12)	(0.12)	(0.65)	(0.77)	10.62	(0.99)	70,895	0.18	0.20	4.36	92(5)
Investor Class
2020(3)	$11.52	$0.06	$(0.12)	$(0.06)	$ —	$ —	$ —	$11.46	(0.52)%	$ 381,808	0.40%	0.40%	1.04%	7%
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	(0.34)	(0.20)	(0.12)	(0.65)	(0.77)	10.62	(1.69)	294,997	0.27	0.33	1.22	92(5)

Balanced Allocation Fund
Institutional Class
2020(3)	$12.19	$0.07	$(0.29)	$(0.22)	$ —	$ —	$ —	$11.97	(1.81)%	$ 399,603	0.13%	0.13%	1.20%	7%
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(4)	12.67	0.09	(0.32)	(0.23)	(0.16)	(1.58)	(1.74)	10.70	(1.73)	332,327	0.12	0.14	7.28	95(5)
Investor Class
2020(3)	$12.19	$0.05	$(0.29)	$(0.24)	$ —	$ —	$ —	$11.95	(1.97)%	$1,122,594	0.38%	0.38%	0.85%	7%
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	(0.65)	(0.45)	(0.16)	(1.58)	(1.74)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95(5)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2020(3)	$12.31	$0.05	$(0.63)	$(0.58)	$ —	$ —	$ —	$11.73	(4.71)%	$342,576	0.13%	0.13%	0.82%	8%
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(4)	13.23	0.11	(0.44)	(0.33)	(0.14)	(1.93)	(2.07)	10.83	(2.36)	247,746	0.14	0.14	8.37	97(5)
Investor Class
2020(3)	$12.31	$0.03	$(0.63)	$(0.60)	$ —	$ —	$ —	$11.71	(4.87)%	$819,324	0.38%	0.38%	0.52%	8%
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	(0.71)	(0.54)	(0.13)	(1.93)	(2.06)	10.83	(3.83)	867,203	0.29	0.30	1.26	97(5)

Aggressive Allocation Fund
Institutional Class
2020(3)	$12.00	$0.03	$(0.86)	$(0.83)	$ —	$ —	$ —	$11.17	(6.92)%	$238,398	0.13%	0.13%	0.49%	5%
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(4)	14.13	0.12	(0.57)	(0.45)	(0.09)	(2.82)	(2.91)	10.77	(2.85)	169,302	0.15	0.15	8.75	103(5)
Investor Class
2020(3)	$11.95	$0.01	$(0.85)	$(0.84)	$ —	$ —	$ —	$11.11	(7.03)%	$724,592	0.38%	0.38%	0.19%	5%
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	(0.50)	(0.38)	(0.09)	(2.82)	(2.91)	10.77	(2.39)	797,043	0.29	0.30	0.85	103(5)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2020, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 41.3%
Federal Farm Credit Bank Discount Notes
1.76%, 07/07/20	$ 285,000	$ 284,916
1.60%, 08/14/20	5,505,000	5,494,235
1.55%, 09/03/20	11,365,000	11,333,535
1.60%, 09/28/20	3,020,000	3,008,054
0.52%, 10/02/20	4,285,000	4,279,244
0.14%, 11/12/20	9,295,000	9,290,156
1.50%, 12/08/20	20,040,000	19,906,108
0.34%, 01/19/21	8,160,000	8,144,433
0.88%, 01/20/21	1,785,000	1,776,143
0.43%, 02/12/21	7,400,000	7,379,991
0.17%, 03/11/21	7,500,000	7,491,040
0.27%, 03/17/21	6,290,000	6,277,745
Federal Farm Credit Banks Funding Corporation
(Floating, ICE LIBOR USD 1M - 0.05%), 0.14%, 08/17/20†	4,255,000	4,255,000
(Floating, ICE LIBOR USD 1M - 0.04%), 0.15%, 09/11/20†	5,475,000	5,474,968
(Floating, ICE LIBOR USD 1M + 0.03%), 0.21%, 12/14/20†	6,300,000	6,299,883
(Floating, U.S. Federal Funds + 0.10%), 0.18%, 12/16/20†	630,000	629,998
(Floating, U.S. SOFR + 0.08%), 0.18%, 01/14/21†	2,715,000	2,715,000
(Floating, U.S. SOFR + 0.11%), 0.21%, 01/15/21†	4,515,000	4,515,000
(Floating, ICE LIBOR USD 1M + 0.00%), 0.19%, 03/17/21†	3,865,000	3,864,826
(Floating, ICE LIBOR USD 1M + 0.05%), 0.24%, 04/16/21†	7,620,000	7,620,000
(Floating, U.S. Treasury 3M Bill MMY + 0.26%), 0.41%, 06/17/21†	5,795,000	5,794,449
(Floating, ICE LIBOR USD 1M + 0.16%), 0.33%, 07/01/21†	4,705,000	4,705,000
(Floating, U.S. Treasury 3M Bill MMY + 0.23%), 0.38%, 07/08/21†	3,240,000	3,240,000
(Floating, ICE LIBOR USD 1M + 0.10%), 0.30%, 07/16/21†	5,000,000	5,000,000
(Floating, ICE LIBOR USD 1M + 0.09%), 0.26%, 08/30/21†	8,000,000	8,000,000
(Floating, ICE LIBOR USD 1M + 0.11%), 0.30%, 11/12/21†	1,600,000	1,600,000
(Floating, U.S. SOFR + 0.19%), 0.29%, 11/18/21†	2,680,000	2,680,000
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.30%, 12/13/21†	3,470,000	3,464,987
(Floating, U.S. SOFR + 0.18%), 0.28%, 01/14/22†	6,170,000	6,170,000
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.27%, 05/02/22†	2,100,000	2,099,766
Federal Home Loan Bank
(Floating, ICE LIBOR USD 1M + 0.01%), 0.18%, 07/10/20†	11,860,000	11,860,000
	Par	Value
(Floating, U.S. SOFR + 0.08%), 0.18%, 07/24/20†	$ 1,710,000	$ 1,710,000
(Floating, ICE LIBOR USD 1M - 0.03%), 0.14%, 08/04/20†	3,570,000	3,570,000
(Floating, U.S. SOFR + 0.03%), 0.13%, 08/05/20†	2,265,000	2,265,000
(Floating, U.S. SOFR + 0.02%), 0.12%, 08/19/20†	3,605,000	3,605,000
(Floating, ICE LIBOR USD 1M - 0.05%), 0.14%, 08/20/20†	4,770,000	4,770,000
(Floating, U.S. SOFR + 0.03%), 0.13%, 08/21/20†	1,725,000	1,725,000
(Floating, U.S. SOFR + 0.02%), 0.12%, 08/28/20†	11,880,000	11,880,000
(Floating, U.S. SOFR + 0.09%), 0.19%, 09/11/20†	10,370,000	10,370,000
(Floating, U.S. SOFR + 0.11%), 0.21%, 10/01/20†	6,460,000	6,460,000
2.63%, 10/01/20	3,555,000	3,563,608
(Floating, U.S. SOFR + 0.12%), 0.22%, 10/07/20†	3,600,000	3,600,000
(Floating, ICE LIBOR USD 3M - 0.13%), 0.18%, 12/21/20†	8,000,000	8,000,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.18%, 01/08/21†	4,565,000	4,565,000
(Floating, U.S. SOFR + 0.05%), 0.15%, 01/22/21†	2,225,000	2,225,000
(Floating, U.S. SOFR + 0.04%), 0.14%, 02/09/21†	12,595,000	12,593,700
(Floating, U.S. SOFR + 0.08%), 0.18%, 03/04/21†	3,695,000	3,695,000
(Floating, U.S. SOFR + 0.12%), 0.22%, 03/12/21†	5,725,000	5,725,000
(Floating, U.S. SOFR + 0.11%), 0.21%, 03/25/21†	6,550,000	6,550,000
(Floating, ICE LIBOR USD 1M - 0.01%), 0.16%, 04/05/21†	10,550,000	10,550,000
(Floating, ICE LIBOR USD 1M - 0.02%), 0.16%, 04/27/21†	5,770,000	5,768,626
(Floating, U.S. SOFR + 0.16%), 0.26%, 05/07/21†	4,000,000	4,000,000
0.20%, 06/17/21	9,545,000	9,544,283
(Floating, U.S. SOFR + 0.08%), 0.18%, 07/08/21†	4,720,000	4,720,000
(Floating, U.S. SOFR + 0.08%), 0.18%, 07/23/21†	3,035,000	3,035,000
(Floating, U.S. SOFR + 0.09%), 0.19%, 09/10/21†	5,880,000	5,880,000
(Floating, U.S. SOFR + 0.12%), 0.22%, 02/28/22†	8,240,000	8,240,000
Federal Home Loan Bank Discount Notes
1.56%, 07/06/20	24,665,000	24,659,621
0.17%, 07/08/20	9,355,000	9,354,693
1.55%, 07/15/20	6,155,000	6,151,266
0.12%, 07/22/20	14,890,000	14,888,961
1.56%, 07/31/20	24,210,000	24,178,446
0.12%, 08/05/20	33,345,000	33,341,142
1.58%, 08/14/20	10,010,000	9,990,644
1.09%, 08/17/20	8,920,000	8,907,248
0.25%, 08/20/20	24,445,000	24,436,512

See Notes to Financial Statements.

	Par	Value
1.52%, 08/21/20	$ 6,500,000	$ 6,485,957
0.93%, 08/28/20	1,955,000	1,952,039
0.52%, 09/01/20	14,720,000	14,706,818
0.69%, 12/04/20	7,940,000	7,915,915
0.20%, 04/29/21	8,605,000	8,590,563
0.20%, 06/11/21	6,770,000	6,757,024
Federal Home Loan Mortgage Corporation
(Floating, U.S. SOFR + 0.03%), 0.13%, 02/26/21†	5,065,000	5,065,000
(Floating, U.S. SOFR + 0.12%), 0.22%, 06/04/21†	12,835,000	12,810,810
(Floating, U.S. SOFR + 0.32%), 0.42%, 09/23/21†	9,540,000	9,540,000
(Floating, U.S. SOFR + 0.18%), 0.28%, 12/13/21†	9,870,000	9,870,000
(Floating, U.S. SOFR + 0.20%), 0.30%, 03/11/22†	5,330,000	5,330,000
(Floating, U.S. SOFR + 0.19%), 0.29%, 06/02/22†	8,900,000	8,900,000
Federal Home Loan Mortgage Corporation Discount Notes
1.02%, 07/17/20	18,305,000	18,296,530
0.67%, 07/24/20	4,755,000	4,752,965
0.66%, 07/28/20	7,300,000	7,296,386
Federal National Mortgage Association
(Floating, U.S. SOFR + 0.07%), 0.17%, 12/11/20†	4,725,000	4,725,000
(Floating, U.S. SOFR + 0.35%), 0.45%, 04/07/22†	7,655,000	7,655,000
(Floating, U.S. SOFR + 0.39%), 0.49%, 04/15/22†	8,775,000	8,775,000
Federal National Mortgage Association Discount Note
0.67%, 07/24/20	4,830,000	4,827,932
Total Agency Obligations (Cost $633,426,166)		633,426,166
U.S. TREASURY OBLIGATIONS — 28.5%
U.S. Cash Management Bills
0.17%, 11/10/20	8,670,000	8,664,353
0.18%, 11/17/20	20,000,000	19,985,328
0.18%, 11/24/20	21,370,000	21,354,072
0.16%, 12/01/20	5,350,000	5,346,272
		55,350,025
U.S. Treasury Bills
0.11%, 07/07/20Ω	73,000,000	72,998,662
0.13%, 07/14/20Ω	2,000,000	6,999,651
0.13%, 07/30/20Ω	13,780,000	13,778,591
0.13%, 08/04/20Ω	26,000,000	25,996,562
0.94%, 08/06/20Ω	2,320,000	2,317,796
0.15%, 08/11/20Ω	57,000,000	56,990,392
	Par	Value
0.12%, 08/18/20Ω	$13,550,000	$ 13,547,886
0.85%, 08/27/20Ω	7,520,000	7,509,825
0.81%, 09/03/20Ω	4,605,000	4,598,328
1.73%, 09/10/20Ω	3,305,000	3,293,658
0.14%, 09/17/20Ω	2,635,000	2,634,201
0.20%, 10/15/20Ω	24,850,000	24,835,151
0.15%, 10/22/20Ω	20,640,000	20,630,108
0.16%, 01/28/21Ω	13,000,000	12,987,428
0.18%, 02/25/21Ω	16,000,000	15,980,880
0.18%, 03/25/21Ω	16,540,000	16,518,062
0.16%, 05/20/21Ω	10,265,000	10,250,264
		311,867,445
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.19%, 07/31/20†	13,630,000	13,629,688
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 0.20%, 10/31/20†	12,000,000	11,995,824
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 0.29%, 04/30/21†	1,240,000	1,239,162
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.37%, 07/31/21†	12,000,000	12,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.30%), 0.45%, 10/31/21†	4,215,000	4,218,341
		43,083,015
U.S. Treasury Notes
1.75%, 11/15/20	1,365,000	1,365,685
2.63%, 11/15/20	3,685,000	3,698,353
1.63%, 11/30/20	1,470,000	1,469,755
2.00%, 11/30/20	870,000	871,211
2.00%, 01/15/21	2,490,000	2,511,947
2.50%, 01/31/21	16,000,000	16,214,763
		26,131,714
Total U.S. Treasury Obligations (Cost $436,432,199)		436,432,199

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 0.13%Ø (Cost $181,392)	181,392	181,392

See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
REPURCHASE AGREEMENTS — 29.6%
Bank of Nova Scotia
0.07% (dated 06/30/20, due 07/01/20, repurchase price $30,000,058, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 3.125%, due 01/31/21 to 11/15/49, total market value $30,600,148)	$30,000,000	$30,000,000
BNP Paribas
0.07% (dated 06/30/20, due 07/01/20, repurchase price $75,000,146, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.875%, due 06/30/22 to 08/15/47, total market value $76,500,001)	75,000,000	75,000,000

0.09% (dated 06/30/20, due 07/01/20, repurchase price $30,000,075, collateralized by Government National Mortgage Association and U.S. Treasury Notes, 0.625% to 7.000%, due 08/15/29 to 05/20/50, total market value $30,600,071)	30,000,000	30,000,000
Citigroup Global Markets, Inc.
0.09% (dated 06/30/20, due 07/01/20, repurchase price $38,000,095, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 6.000%, due 07/28/20 to 07/15/26, total market value $38,760,073)	38,000,000	38,000,000
Goldman Sachs & Co.
0.09% (dated 06/30/20, due 07/01/20, repurchase price $58,000,145, collateralized by Government National Mortgage Association, 2.370% to 5.500%, due 12/20/24 to 11/15/56, total market value $59,160,000)	58,000,000	58,000,000

0.11% (dated 06/24/20, due 07/01/20, repurchase price $23,000,492, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.875%, due 04/15/23 to 08/15/49, total market value $23,460,000)	23,000,000	23,000,000
Mitsubishi UFJ Securities USA, Inc.
0.09% (dated 06/30/20, due 07/01/20, repurchase price $30,000,075, collateralized by Government National Mortgage Association, 2.000% to 6.000%, due 01/20/33 to 05/20/50, total market value $30,600,000)	30,000,000	30,000,000
	Par	Value
Mizuho Securities USA, Inc.
0.09% (dated 06/30/20, due 07/01/20, repurchase price $50,000,125, collateralized by Federal Farm Credit Banks, 0.300% to 2.590%, due 09/02/20 to 02/04/32, total market value $51,000,645)	$50,000,000	$ 50,000,000
Natixis S.A.
0.07% (dated 06/30/20, due 07/01/20, repurchase price $70,000,136, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 3.125%, due 06/30/22 to 08/15/44, total market value $71,400,081)	70,000,000	70,000,000

0.09% (dated 06/30/20, due 07/01/20, repurchase price $4,000,010, collateralized by Federal Home Loan Mortgage Corporation, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 5.500%, due 05/31/21 to 06/20/50, total market value $4,080,000)	4,000,000	4,000,000
TD Securities USA LLC
0.09% (dated 06/30/20, due 07/01/20, repurchase price $45,000,113, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association, 3.500% to 4.500%, due 01/01/41 to 12/20/49, total market value $46,245,975)	45,000,000	45,000,000
Total Repurchase Agreements (Cost $453,000,000)		453,000,000
TOTAL INVESTMENTS —99.4% (Cost $1,523,039,757)		1,523,039,757
Other Assets in Excess of Liabilities — 0.6%		8,817,265
NET ASSETS — 100.0%		$1,531,857,022
PORTFOLIO SUMMARY (based on net assets)
%
Agency Obligations	41.3
Repurchase Agreements	29.6
U.S. Treasury Obligations	28.5
Money Market Funds	—**
99.4
**Rounds to less than 0.05%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 633,426,166	$ —	$ 633,426,166	$ —
Money Market Funds	181,392	181,392	—	—
Repurchase Agreements	453,000,000	—	453,000,000	—
U.S. Treasury Obligations	436,432,199	—	436,432,199	—
Total Assets - Investments in Securities	$1,523,039,757	$181,392	$1,522,858,365	$ —
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Mortgage Corporation
0.38%, 04/20/23	$1,670,000	$ 1,675,023
0.25%, 06/26/23	8,845,000	8,833,859
1.20%, 04/17/25	3,000,000	3,001,345
Federal National Mortgage Association
2.75%, 06/22/21	2,980,000	3,054,353
1.38%, 09/06/22	1,875,000	1,921,987
1.13%, 04/16/25	3,000,000	3,003,348
0.50%, 06/17/25	7,000,000	7,006,100
Total Agency Obligations (Cost $28,321,002)		28,496,015
ASSET-BACKED SECURITIES — 17.4%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 2.32%, 07/15/26 144A †	485,720	483,285
Ally Auto Receivables Trust, Series 2019-1, Class A3
2.91%, 09/15/23	1,680,000	1,723,668
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	1,000,000	1,021,415
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C
2.87%, 11/08/21	29,328	29,357
Americredit Automobile Receivables Trust, Series 2018-1, Class A3
3.07%, 12/19/22	384,869	388,707
Americredit Automobile Receivables Trust, Series 2019-1, Class A3
2.97%, 11/20/23	410,000	418,672
Americredit Automobile Receivables Trust, Series 2019-2, Class A3
2.28%, 01/18/24	5,000,000	5,104,054
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 2.28%, 07/24/29 144A †	1,988,999	1,973,298
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 3.22%, 01/28/31 144A †	450,000	423,329
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 2.07%, 07/18/27 144A †	3,215,000	3,191,559
Ballyrock CLO, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 2.02%, 07/20/30 144A †	2,540,000	2,546,853
	Par	Value
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 1.94%, 01/20/28 144A †	$1,134,628	$1,116,196
BDS, Ltd., Series 2020-FL5, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.34%, 02/16/37 144A †	750,000	728,371
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.18%, 10/25/37†	194,358	193,450
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 11.00% Cap), 0.63%, 12/25/42†	31,452	30,881
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.75%), 2.97%, 07/15/29 144A †	300,000	298,570
Black Diamond CLO, Ltd., Series 2013-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.45%), 2.58%, 02/06/26 144A †	165,309	164,054
BMW Vehicle Lease Trust, Series 2018-1, Class A4
3.36%, 03/21/22	550,000	559,050
BSPRT Issuer, Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.23%, 03/15/28 144A †	780,841	772,084
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.48%, 09/15/35 144A †	1,520,000	1,450,148
Carmax Auto Owner Trust, Series 2018-4, Class A3
3.36%, 09/15/23	1,560,000	1,608,806
Carmax Auto Owner Trust, Series 2019-3, Class A3
2.18%, 08/15/24	1,060,000	1,090,952
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	343,866	347,235
Chesapeake Funding II LLC, Series 2017-4A, Class A1
2.12%, 11/15/29 144A	557,757	561,707
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	454,525	465,050
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	243,877

See Notes to Financial Statements.

	Par	Value
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	$ 230,000	$ 228,796
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	370,000	364,773
CIFC Funding 2015-II, Ltd., Series 2015-2A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.01%, 1.01% Floor), 2.23%, 04/15/30 144A †	1,000,000	980,497
CIFC Funding, Ltd., Series 2014-4RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 2.26%, 10/17/30 144A †	345,000	340,565
CIFC Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 2.02%, 07/15/32 144A †	2,660,000	2,652,823
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.44%, 08/20/35 144A †	1,290,000	1,257,234
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	1,030,000	1,054,484
CNH Equipment Trust, Series 2019-A, Class A3
3.01%, 04/15/24	1,350,000	1,389,634
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A
3.01%, 02/16/27 144A	817,813	822,973
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A
3.47%, 05/17/27 144A	1,607,160	1,627,260
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A
3.55%, 08/15/27 144A	800,000	813,727
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A
3.33%, 02/15/28 144A	1,160,000	1,187,656
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	580,000	592,333
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A
2.01%, 02/15/29 144A	1,290,000	1,312,556
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 08/25/20), 5.72%, 09/25/36 STEP	290,568	139,807
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor), 0.72%, 12/25/34†	866,367	819,202
Dell Equipment Finance Trust, Series 2018-2, Class A3
3.37%, 10/22/23 144A	1,130,000	1,145,750
	Par	Value
DLL LLC, Series 2018-ST2, Class A3
3.46%, 01/20/22 144A	$1,306,564	$1,320,874
Drive Auto Receivables Trust, Series 2019-2, Class A3
3.04%, 03/15/23	450,601	452,265
Drive Auto Receivables Trust, Series 2019-4, Class A3
2.16%, 05/15/23	340,000	342,528
Drive Auto Receivables Trust, Series 2020-1, Class A3
2.02%, 11/15/23	380,000	385,468
Drive Auto Receivables Trust, Series 2020-1, Class B
2.08%, 07/15/24	1,150,000	1,163,573
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	850,000	856,843
Drive Auto Receivables Trust, Series 2020-2, Class B
1.42%, 03/17/25	400,000	401,471
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 2.12%, 10/15/27 144A †	1,635,648	1,601,418
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 2.12%, 04/15/29 144A †	1,000,000	981,134
Eaton Vance CLO, Ltd., Series 2013-1A, Class A1RR
(Floating, ICE LIBOR USD 3M + 1.16%), 2.38%, 01/15/28 144A †	305,000	301,378
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	400,404	418,540
Enterprise Fleet Financing LLC, Series 2017-1, Class A3
2.60%, 07/20/22 144A	168,485	168,664
Enterprise Fleet Financing LLC, Series 2017-3, Class A2
2.13%, 05/22/23 144A	128,771	129,137
Enterprise Fleet Financing LLC, Series 2018-2, Class A2
3.14%, 02/20/24 144A	1,458,140	1,473,701
Enterprise Fleet Financing LLC, Series 2019-1, Class A2
2.98%, 10/20/24 144A	729,582	743,784
Enterprise Fleet Financing LLC, Series 2019-2, Class A3
2.38%, 02/20/25 144A	630,000	647,648
FHLMC Structured Pass-Through Certificates, Series T-32
(Floating, ICE LIBOR USD 1M + 0.13%, 0.13% Floor), 0.31%, 08/25/31†	243,244	242,470
First Investors Auto Owner Trust, Series 2018-2A, Class A2
3.56%, 06/15/23 144A	840,000	851,456
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Flatiron CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.11%, 04/15/27 144A †	$1,153,025	$1,146,631
Ford Credit Auto Lease Trust, Series 2019-A, Class A2A
2.84%, 09/15/21	845,161	847,835
Ford Credit Auto Lease Trust, Series 2020-A, Class B
2.05%, 06/15/23	1,010,000	1,010,407
Ford Credit Auto Owner Trust, Series 2020-B, Class A3
0.56%, 10/15/24	1,930,000	1,934,023
Ford Credit Floorplan Master Owner Trust A, Series 2019-2, Class A
3.06%, 04/15/26	1,475,000	1,546,715
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1
2.16%, 09/15/22	1,600,000	1,604,312
Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A
2.44%, 09/15/26	1,770,000	1,790,667
GM Financial Automobile Leasing Trust, Series 2018-2, Class A3
3.06%, 06/21/21	216,205	216,826
GM Financial Automobile Leasing Trust, Series 2018-3, Class A4
3.30%, 07/20/22	310,000	313,865
GM Financial Automobile Leasing Trust, Series 2020-1, Class A3
1.67%, 12/20/22	3,800,000	3,857,112
GM Financial Automobile Leasing Trust, Series 2020-2, Class A3
0.80%, 07/20/23	730,000	731,617
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	399,971
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	300,811
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A
2.70%, 04/15/24 144A	920,000	942,397
GreatAmerica Leasing Receivables Funding LLC, Series 2019-1, Class A3
3.05%, 09/15/22 144A	1,140,000	1,156,827
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.36%, 09/15/37 144A †	1,770,000	1,720,302
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	700,000	713,526
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2
2.92%, 07/15/21 144A	309,479	310,870
	Par	Value
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A4
2.00%, 12/15/23 144A	$ 630,000	$ 644,072
Hyundai Auto Receivables Trust, Series 2016-B, Class D
2.68%, 09/15/23	680,000	689,373
KKR Clo, Ltd., Series 16, Class A2R
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 2.94%, 01/20/29 144A †	480,000	471,870
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.29%, 06/15/36 144A †	1,360,000	1,345,573
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	72,434	70,988
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 2.18%, 10/20/27 144A †	1,220,000	1,208,204
Lendmark Funding Trust, Series 2018-1A, Class A
3.81%, 12/21/26 144A	960,000	961,784
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	350,733
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.31%, 05/15/28 144A †	630,000	625,293
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 3.04%, 04/19/30 144A †	400,000	393,546
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 2.60%, 01/22/28 144A †	600,000	583,266
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 2.02%, 01/15/28 144A †	2,890,000	2,827,319
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 2.20%, 04/15/31 144A †	530,000	519,539
Marathon CRE, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.33%, 06/15/28 144A †	290,000	284,997
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	304,018

See Notes to Financial Statements.

	Par	Value
Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A2
1.82%, 03/15/22	$3,000,000	$3,016,854
Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3
0.55%, 02/18/25	1,200,000	1,201,275
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A
2.61%, 05/15/24 144A	1,310,000	1,333,330
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	495,403	502,463
MMAF Equipment Finance LLC, Series 2020-A, Class A3
0.97%, 04/09/27 144A	1,500,000	1,514,397
MVW Owner Trust, Series 2017-1A, Class A
2.42%, 12/20/34 144A	361,345	359,921
Navient Private Education Refi Loan Trust, Series 2019-A, Class A1
3.03%, 01/15/43 144A	47,810	47,956
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	410,000	423,478
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 1.10%, 05/15/68 144A †	700,000	679,263
Navient Private Education Refi Loan Trust, Series 2019-FA, Class A1
2.18%, 08/15/68 144A	473,139	475,891
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	600,000	614,430
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 1.08%, 11/15/68 144A †	100,000	97,931
Navient Private Education Refi Loan Trust, Series 2020-BA, Class A1
1.80%, 01/15/69 144A	1,262,829	1,266,501
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	2,000,000	2,009,384
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 0.93%, 03/25/66 144A †	938,662	935,160
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.23%, 12/27/66 144A †	899,516	873,259
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.98%, 07/26/66 144A †	977,834	933,634
	Par	Value
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	$ 143,000	$ 149,040
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	390,000	404,084
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.98%, 09/25/65 144A †	975,591	967,621
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A
(Floating, ICE LIBOR USD 3M + 0.85%), 2.07%, 01/15/28 144A †	1,123,062	1,112,882
Nissan Auto Lease Trust, Series 2020-A, Class A2A
1.80%, 05/16/22	2,500,000	2,522,457
Nissan Auto Lease Trust, Series 2020-A, Class A4
1.88%, 04/15/25	730,000	746,682
Nissan Master Owner Receivables Trust, Series 2019-A, Class A
(Floating, ICE LIBOR USD 1M + 0.56%), 0.74%, 02/15/24†	1,200,000	1,194,223
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.48%, 02/15/36 144A †	256,000	250,899
NP SPE II LLC, Series 2019-2A, Class A1
2.86%, 11/19/49 144A	1,584,040	1,590,637
Oaktree CLO, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 2.00%, 2.00% Floor), 2.34%, 07/15/29 144A †	1,970,000	2,002,272
OFSI Fund VI, Ltd., Series 2014-6A, Class BR
(Floating, ICE LIBOR USD 3M + 1.50%), 2.72%, 03/20/25 144A †	295,000	288,705
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	1,150,000	1,166,614
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	220,000	223,758
Palmer Square CLO, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 2.00%, 2.00% Floor), 2.29%, 04/20/29 144A †	2,460,000	2,473,507
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 1.18%, 02/20/28 144A †	1,141,632	1,126,453
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
PFS Financing Corp, Series 2019-B, Class A
(Floating, ICE LIBOR USD 1M + 0.55%), 0.73%, 09/15/23 144A †	$1,400,000	$1,394,365
PFS Financing Corp, Series 2020-B, Class A
1.21%, 06/17/24 144A	1,500,000	1,504,180
PFS Financing Corporation, Series 2018-B, Class A
2.89%, 02/15/23 144A	2,330,000	2,357,904
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.73%, 04/15/24 144A †	390,000	389,107
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	1,500,000	1,547,568
RR 10 LTD, Series 2020-10A, A1FL
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 2.00%, 07/15/33 144A †	2,830,000	2,810,920
Santander Retail Auto Lease Trust, Series 2019-B, Class A3
2.30%, 01/20/23 144A	1,150,000	1,175,454
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	700,000	714,259
SLC Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 0.41%, 09/15/26†	215,143	214,960
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 0.71%, 06/15/33†	405,700	391,935
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.20%), 0.51%, 06/15/23†	93,343	93,220
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 0.55%, 12/16/41†	286,593	271,807
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	107,071	120,061
SLM Student Loan Trust, Series 2004-2, Class A5
(Floating, 0.18% - Euribor 3M), 0.02%, 01/25/24(E) †	484,307	544,520
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 1.54%, 01/25/28†	743,083	741,738
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	229,562	233,168
SMB Private Education Loan Trust, Series 2016-A, Class A2A
2.70%, 05/15/31 144A	246,082	251,937
	Par	Value
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 1.68%, 05/15/31 144A †	$ 670,180	$ 674,134
SMB Private Education Loan Trust, Series 2016-B, Class A2A
2.43%, 02/17/32 144A	161,878	165,615
SMB Private Education Loan Trust, Series 2018-A, Class A2A
3.50%, 02/15/36 144A	1,091,853	1,143,448
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 0.90%, 01/15/37 144A †	582,006	569,065
SMB Private Education Loan Trust, Series 2019-A, Class A2A
3.44%, 07/15/36 144A	280,000	293,045
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	1,000,000	1,020,341
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 1.01%, 09/15/37 144A †	100,000	97,300
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 1.03%, 09/15/54 144A †	3,000,000	2,899,681
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	532,254	541,055
SoFi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	185,998	187,156
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	91,451	92,340
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	94,768	96,155
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	690,797	712,869
SoFi Professional Loan Program LLC, Series 2017-E, Class A2A
1.86%, 11/26/40 144A	98,810	98,865
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	210,000	218,423
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	245,000	256,042
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	490,000	508,374
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	805,000	833,103

See Notes to Financial Statements.

	Par	Value
Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%), 2.19%, 01/23/29 144A †	$ 345,000	$ 341,312
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A
3.20%, 05/27/36 144A	507,719	514,145
Springleaf Funding Trust, Series 2015-BA, Class A
3.48%, 05/15/28 144A	651,968	650,570
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	400,000	399,810
Starwood Waypoint Homes Trust, Series 2017-1, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.13%, 01/17/35 144A †	1,850,415	1,845,338
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 1.67%, 04/25/35†	174,110	169,171
STWD, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.26%, 07/15/38 144A †	1,330,000	1,291,664
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.32%, 11/25/48 144A	817,550	835,969
TICP CLO VI, Ltd., Series 2016-6A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 2.42%, 01/15/29 144A †	285,000	283,350
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	326,949	329,628
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	709,981	725,940
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1
3.00%, 11/25/59 144A	1,568,445	1,595,170
Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3
2.91%, 07/17/23	1,890,000	1,946,052
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	610,000	615,084
TRESTLES CLO, Ltd. Series 2017-1A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.29%), 2.28%, 07/25/29 144A †	550,000	544,754
Trillium Credit Card Trust II, Series 2020-1A, Class B
2.33%, 12/26/24 144A	215,000	216,813
	Par	Value
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.34%, 10/15/34 144A †	$1,870,000	$ 1,829,355
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.11%, 04/15/29 144A †	3,070,000	3,014,237
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.03%, 06/15/50 144A	670,000	683,008
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 2.10%, 04/15/27 144A †	357,232	351,459
Verizon Owner Trust, Series 2019-B, Class A1A
2.33%, 12/20/23	3,690,000	3,790,014
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	420,000	431,497
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	1,500,000	1,533,008
Westlake Automobile Receivables Trust, Series 2018-3A, Class D
4.00%, 10/16/23 144A	300,000	306,444
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2
2.15%, 02/15/23 144A	363,928	366,751
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	620,000	628,903
Westlake Automobile Receivables Trust, Series 2020-2A, Class B
1.32%, 07/15/25 144A	910,000	912,664
Total Asset-Backed Securities (Cost $171,075,946)		171,793,524
COMMERCIAL PAPER — 0.3%
American Honda Finance Corporation
1.92%, Ω (Cost $2,999,188)	3,000,000	2,999,188
CORPORATE BONDS — 24.4%
3M Co.
2.65%, 04/15/25	80,000	86,574
ADT Security Corporation (The)
6.25%, 10/15/21	150,000	154,091
4.13%, 06/15/23	180,000	180,918
AIG Global Funding
2.30%, 07/01/22 144A	330,000	340,207
0.80%, 07/07/23 144A	610,000	610,495
Air Lease Corporation
2.63%, 07/01/22	150,000	148,776
2.25%, 01/15/23	1,360,000	1,345,390
2.75%, 01/15/23Δ	275,000	272,590
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Air Products and Chemicals, Inc.
1.50%, 10/15/25	$ 40,000	$ 41,291
Ally Financial, Inc.
3.88%, 05/21/24	400,000	413,955
Ameren Corporation
2.50%, 09/15/24	610,000	647,176
American Honda Finance Corporation
2.05%, 01/10/23	915,000	946,836
American Tower Corporation REIT
2.25%, 01/15/22	2,700,000	2,767,927
3.50%, 01/31/23	95,000	101,580
3.38%, 05/15/24	500,000	543,529
2.40%, 03/15/25	215,000	227,228
1.30%, 09/15/25	190,000	190,839
1.95%, 05/22/26(E)	120,000	143,421
Anthem, Inc.
3.13%, 05/15/22	165,000	172,890
3.35%, 12/01/24	600,000	659,193
2.38%, 01/15/25	145,000	153,993
Aon Corporation
2.20%, 11/15/22	855,000	887,236
Apache Corporation
3.63%, 02/01/21	26,000	25,745
Apple, Inc.
1.70%, 09/11/22	435,000	448,183
0.75%, 05/11/23	1,155,000	1,167,994
1.13%, 05/11/25	615,000	628,703
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,347,812
Assurant, Inc.
(Floating, ICE LIBOR USD 3M + 1.25%), 1.53%, 03/26/21†	226,000	226,006
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 1.10%, 06/01/21†	520,000	522,682
3.80%, 03/15/22	1,200,000	1,264,091
3.60%, 02/17/23	115,000	123,524
3.90%, 03/11/24	455,000	502,915
4.45%, 04/01/24	350,000	393,426
(Floating, ICE LIBOR USD 3M + 1.18%), 1.50%, 06/12/24†	3,000,000	3,007,090
Athene Global Funding
2.80%, 05/26/23 144A	820,000	836,934
Aviation Capital Group LLC
2.88%, 01/20/22 144A	1,000,000	955,916
4.38%, 01/30/24 144A	1,000,000	940,533
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21^	1,840,000	1,841,719
(Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/01/21^	765,000	768,179
(Floating, ICE LIBOR USD 3M + 0.38%), 1.42%, 01/23/22† Δ	900,000	897,746
(Variable, ICE LIBOR USD 3M + 0.37%), 2.74%, 01/23/22^	600,000	606,757
(Variable, ICE LIBOR USD 3M + 0.63%), 3.50%, 05/17/22^	425,000	435,397
(Floating, ICE LIBOR USD 3M + 0.65%), 0.95%, 06/25/22†	750,000	750,588
	Par	Value
2.50%, 10/21/22	$ 175,000	$ 179,203
3.30%, 01/11/23	335,000	357,669
(Variable, ICE LIBOR USD 3M + 0.93%), 2.82%, 07/21/23^	700,000	727,373
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	1,500,000	1,576,368
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	1,000,000	1,084,134
Bank of New York Mellon Corporation (The)
1.95%, 08/23/22	640,000	660,262
BBVA USA
3.50%, 06/11/21	1,600,000	1,635,055
Becton, Dickinson and Co.
2.89%, 06/06/22	1,300,000	1,346,614
BGC Partners, Inc.
5.13%, 05/27/21Δ	1,400,000	1,421,157
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.50%), 0.93%, 08/13/21 144A † Δ	3,000,000	2,984,961
3.80%, 04/06/23 144A	1,045,000	1,123,047
Bristol-Myers Squibb Co.
2.60%, 05/16/22 144A	875,000	909,981
Broadcom Corporation
3.63%, 01/15/24	250,000	268,921
Broadcom, Inc.
3.13%, 04/15/21 144A	1,000,000	1,016,555
4.70%, 04/15/25 144A	690,000	778,304
3.46%, 09/15/26 144A	3,126,000	3,357,003
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	796,016
Capital One Financial Corporation
3.90%, 01/29/24	800,000	870,559
3.75%, 04/24/24	135,000	146,457
Carrier Global Corporation
2.24%, 02/15/25 144A	690,000	706,229
Caterpillar Financial Services Corporation
0.95%, 05/13/22Δ	1,500,000	1,519,393
2.15%, 11/08/24	200,000	212,390
Centene Corporation
4.75%, 05/15/22	210,000	212,830
4.75%, 01/15/25	395,000	404,899
CenterPoint Energy Resources Corporation
3.55%, 04/01/23	200,000	213,216
Charter Communications Operating LLC
4.50%, 02/01/24	2,700,000	2,989,266
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	706,757
Chevron Corporation
1.14%, 05/11/23	755,000	768,328
Cigna Corporation
3.20%, 09/17/20	1,360,000	1,367,657
(Floating, ICE LIBOR USD 3M + 0.65%), 0.95%, 09/17/21†	860,000	860,042

See Notes to Financial Statements.

	Par	Value
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	$ 440,000	$ 412,432
CIT Group, Inc.
4.13%, 03/09/21	1,030,000	1,032,343
5.00%, 08/15/22	750,000	768,274
Citigroup, Inc.
2.75%, 04/25/22	1,100,000	1,140,301
(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 01/24/23^	1,850,000	1,913,915
(Floating, ICE LIBOR USD 3M + 1.02%), 1.37%, 06/01/24†	1,000,000	997,840
Citizens Bank NA
3.25%, 02/14/22	430,000	445,511
Cleveland-Cliffs, Inc.
4.88%, 01/15/24 144A	225,000	212,320
CNH Industrial Capital LLC
3.88%, 10/15/21	145,000	148,700
1.95%, 07/02/23	590,000	594,131
Coca-Cola Co. (The)
1.13%, 09/22/22(E)	340,000	391,015
Conagra Brands, Inc.
3.80%, 10/22/21	700,000	727,792
Cox Communications, Inc.
3.15%, 08/15/24 144A	290,000	312,380
Crown Castle International Corporation REIT
1.35%, 07/15/25	570,000	574,749
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,525,375
CVS Health Corporation
3.35%, 03/09/21	903,000	920,979
3.70%, 03/09/23	1,350,000	1,450,355
4.10%, 03/25/25	1,200,000	1,357,988
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.43%), 0.86%, 02/12/21 144A †	1,000,000	996,004
2.30%, 02/12/21 144A	1,455,000	1,465,212
2.88%, 03/10/21 144A	1,000,000	1,010,689
3.35%, 05/04/21 144A	230,000	234,269
2.55%, 08/15/22 144A Δ	1,000,000	1,026,543
Dell International LLC
4.42%, 06/15/21 144A	2,917,000	2,998,785
5.88%, 06/15/21 144A	356,000	356,664
5.45%, 06/15/23 144A	1,680,000	1,838,323
Delta Air Lines, Inc.
3.63%, 03/15/22	2,100,000	1,989,859
Discover Bank
3.35%, 02/06/23	1,840,000	1,942,381
DISH DBS Corporation
6.75%, 06/01/21	700,000	714,280
Dollar Tree, Inc.
3.70%, 05/15/23	1,100,000	1,179,368
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 0.91%, 06/15/21†	1,800,000	1,797,591
Dominion Energy, Inc.
2.58%, 07/01/20	335,000	335,000
	Par	Value
2.72%, 08/15/21 STEP	$ 390,000	$ 398,747
Duke Energy Corporation
3.95%, 10/15/23	430,000	469,522
DuPont de Nemours, Inc.
2.17%, 05/01/23	1,110,000	1,132,152
Elanco Animal Health, Inc.
4.66%, 08/27/21	295,000	302,191
Energy Transfer Operating LP
3.60%, 02/01/23	105,000	108,662
4.25%, 03/15/23Δ	1,000,000	1,057,623
2.90%, 05/15/25	260,000	265,921
Equinix, Inc. REIT
2.63%, 11/18/24	1,305,000	1,391,913
1.25%, 07/15/25Δ	380,000	381,805
Evergy, Inc.
2.45%, 09/15/24	1,020,000	1,078,598
Exelon Corporation
2.45%, 04/15/21	175,000	177,435
Exxon Mobil Corporation
1.57%, 04/15/23	3,945,000	4,051,581
0.14%, 06/26/24(E)	390,000	437,979
Fidelity National Information Services, Inc.
0.40%, 01/15/21(E)	415,000	466,590
0.13%, 12/03/22(E)	300,000	335,543
0.75%, 05/21/23(E)	380,000	430,199
Fifth Third Bank NA
1.80%, 01/30/23	325,000	333,944
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,446,129
Ford Motor Credit Co. LLC
3.16%, 08/04/20	225,000	224,342
(Floating, ICE LIBOR USD 3M + 2.55%), 2.85%, 01/07/21†	1,000,000	985,152
3.34%, 03/18/21	300,000	297,851
(Floating, ICE LIBOR USD 3M + 0.81%), 1.11%, 04/05/21†	500,000	479,922
(Floating, ICE LIBOR USD 3M + 1.27%), 1.58%, 03/28/22†	235,000	219,775
4.14%, 02/15/23	345,000	339,290
5.58%, 03/18/24	300,000	303,530
5.13%, 06/16/25	640,000	641,856
Freeport-McMoRan, Inc.
3.55%, 03/01/22	66,000	66,147
FS KKR Capital Corporation
4.75%, 05/15/22	1,000,000	992,198
FS KKR Capital Corporation II
4.25%, 02/14/25 144A	880,000	786,919
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 1.26%, 11/05/21†	500,000	493,302
GE Capital Funding LLC
3.45%, 05/15/25 144A	760,000	796,774
General Mills, Inc.
0.45%, 01/15/26(E)	100,000	110,767
General Motors Co.
5.40%, 10/02/23	230,000	248,875
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
General Motors Financial Co., Inc.
2.45%, 11/06/20	$ 605,000	$ 605,982
3.70%, 11/24/20	2,790,000	2,804,914
(Floating, ICE LIBOR USD 3M + 0.85%), 2.17%, 04/09/21†	500,000	497,059
3.20%, 07/06/21	46,000	46,518
4.20%, 11/06/21	395,000	405,160
(Floating, ICE LIBOR USD 3M + 1.55%), 2.86%, 01/14/22†	590,000	586,254
(Floating, ICE LIBOR USD 3M + 1.31%), 1.62%, 06/30/22†	584,000	572,406
5.20%, 03/20/23	1,095,000	1,170,988
Georgia-Pacific LLC
1.75%, 09/30/25 144A	340,000	351,014
Goldman Sachs Group, Inc. (The)
(Floating, ICE LIBOR USD 3M + 0.78%), 1.54%, 10/31/22†	2,000,000	1,999,820
(Floating, 0.55% - Euribor 3M), 0.31%, 04/21/23(E) †	210,000	233,045
3.50%, 04/01/25	380,000	417,125
Hershey Co. (The)
0.90%, 06/01/25	630,000	634,066
Honeywell International, Inc.
1.30%, 02/22/23(E)	260,000	300,326
1.35%, 06/01/25	65,000	66,616
Humana, Inc.
2.90%, 12/15/22	1,700,000	1,775,841
Huntington National Bank (The)
1.80%, 02/03/23	545,000	560,968
Infor, Inc.
1.45%, 07/15/23 144A	365,000	368,287
International Business Machines Corporation
2.85%, 05/13/22	605,000	633,165
International Lease Finance Corporation
8.25%, 12/15/20	800,000	818,989
8.63%, 01/15/22	1,200,000	1,289,741
Interpublic Group of Cos., Inc. (The)
3.50%, 10/01/20	230,000	231,534
3.75%, 10/01/21	80,000	82,977
Intuit, Inc.
0.65%, 07/15/23	465,000	466,262
iStar, Inc. REIT
4.75%, 10/01/24	330,000	308,791
Jackson National Life Global Funding
3.30%, 02/01/22 144A	1,125,000	1,169,627
John Deere Capital Corporation
2.70%, 01/06/23	1,300,000	1,371,628
1.20%, 04/06/23	435,000	443,300
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 04/01/23^	1,270,000	1,322,607
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	290,000	303,955
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	620,000	644,681
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	311,922
	Par	Value
4.25%, 09/01/24	$ 355,000	$ 391,100
Kinder Morgan, Inc.
(Floating, ICE LIBOR USD 3M + 1.28%), 2.50%, 01/15/23†	660,000	660,100
3.15%, 01/15/23	600,000	628,675
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 1.27%, 08/10/22†	400,000	391,143
Lehman Escrow Bonds
6.63%, 01/18/12#	600,000	6,720
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,268,406
Level 3 Financing, Inc.
5.13%, 05/01/23	200,000	200,521
Lowe's Cos., Inc.
4.00%, 04/15/25	600,000	684,492
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	145,686
Marriott International, Inc.
2.88%, 03/01/21	600,000	603,031
Marsh & McLennan Cos., Inc.
3.50%, 03/10/25	220,000	243,751
Masco Corporation
5.95%, 03/15/22	683,000	737,187
MassMutual Global Funding II
0.85%, 06/09/23 144A	950,000	954,436
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	208,471
McDonald’s Corporation
3.30%, 07/01/25	155,000	172,392
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	475,000	530,614
0.38%, 03/07/23(E)	180,000	202,742
Metropolitan Life Global Funding I
0.90%, 06/08/23 144A	830,000	835,044
Microchip Technology, Inc.
2.67%, 09/01/23 144A	745,000	767,397
MMS USA Investments, Inc.
0.63%, 06/13/25(E)	100,000	107,553
Mondelez International, Inc.
0.63%, 07/01/22	400,000	399,944
2.13%, 04/13/23	455,000	471,568
1.50%, 05/04/25	230,000	234,879
Morgan Stanley
2.75%, 05/19/22	600,000	623,960
3.13%, 01/23/23	1,000,000	1,060,699
(Floating, CAD Offered Rate 3M + 0.30%), 0.96%, 02/03/23(C) †	1,500,000	1,074,827
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	838,652
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	600,000	625,442
MPLX LP
(Floating, ICE LIBOR USD 3M + 0.90%), 1.21%, 09/09/21†	335,000	332,419
6.25%, 10/15/22	199,000	201,314
3.50%, 12/01/22	265,000	276,247

See Notes to Financial Statements.

	Par	Value
MUFG Union Bank NA
2.10%, 12/09/22	$1,000,000	$1,031,763
National Rural Utilities Cooperative Finance Corporation
2.30%, 09/15/22	1,200,000	1,246,210
National Securities Clearing Corporation
1.20%, 04/23/23 144A	825,000	837,283
Navient Corporation
6.63%, 07/26/21	575,000	565,116
New York Life Global Funding
1.10%, 05/05/23 144A	780,000	796,674
NextEra Energy Capital Holdings, Inc.
2.40%, 09/01/21	1,135,000	1,160,906
3.20%, 02/25/22	100,000	104,345
2.90%, 04/01/22	925,000	963,070
1.95%, 09/01/22	1,900,000	1,955,548
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	410,358
NIKE, Inc.
2.40%, 03/27/25	105,000	112,997
Nissan Motor Acceptance Corporation
2.15%, 09/28/20 144A	515,000	513,525
3.65%, 09/21/21 144A	5,000,000	5,014,090
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	19,537	18,889
Nucor Corporation
2.00%, 06/01/25	60,000	62,205
Occidental Petroleum Corporation
2.60%, 08/13/21	168,000	164,636
(Floating, ICE LIBOR USD 3M + 1.45%), 1.84%, 08/15/22†	1,900,000	1,748,728
2.70%, 08/15/22	205,000	191,223
2.90%, 08/15/24	105,000	89,929
Oracle Corporation
3.40%, 07/08/24	2,200,000	2,409,806
2.50%, 04/01/25	380,000	407,439
Otis Worldwide Corporation
2.06%, 04/05/25 144A	1,780,000	1,869,469
Pacific Gas and Electric Co.
1.75%, 06/16/22	2,700,000	2,711,070
2.10%, 08/01/27	600,000	595,290
PayPal Holdings, Inc.
2.20%, 09/26/22	700,000	724,821
1.35%, 06/01/23	1,320,000	1,346,719
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	325,000	333,532
4.25%, 01/17/23 144A	165,000	175,577
3.45%, 07/01/24 144A	1,500,000	1,588,616
2.70%, 11/01/24 144A	1,105,000	1,138,216
PepsiCo, Inc.
0.75%, 05/01/23	145,000	146,381
Phillips 66
(Floating, ICE LIBOR USD 3M + 0.60%), 0.96%, 02/26/21†	595,000	594,169
	Par	Value
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	$ 250,000	$ 256,276
Protective Life Global Funding
2.62%, 08/22/22 144A	575,000	597,933
1.08%, 06/09/23 144A	395,000	398,345
QUALCOMM, Inc.
3.00%, 05/20/22	25,000	26,131
2.90%, 05/20/24	790,000	850,567
Qwest Corporation
6.75%, 12/01/21	350,000	369,983
Regions Financial Corporation
2.75%, 08/14/22	1,700,000	1,771,236
Reliance Standard Life Global Funding II
2.63%, 07/22/22 144A	995,000	1,022,856
2.15%, 01/21/23 144A	465,000	474,581
2.75%, 01/21/27 144A	1,700,000	1,667,514
Ryder System, Inc.
2.88%, 06/01/22	3,050,000	3,157,350
2.50%, 09/01/22	1,200,000	1,236,009
2.50%, 09/01/24Δ	558,000	576,207
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	1,100,000	1,172,731
5.75%, 05/15/24	130,000	146,472
Santander Holdings USA, Inc.
4.45%, 12/03/21	475,000	495,124
3.70%, 03/28/22	1,115,000	1,148,568
Sempra Energy
(Floating, ICE LIBOR USD 3M + 0.50%), 1.72%, 01/15/21†	630,000	630,115
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	105,000	118,277
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	1,250,000	1,260,844
SLM Corporation
5.13%, 04/05/22	404,000	401,222
Smithfield Foods, Inc.
2.65%, 10/03/21 144A	495,000	489,672
Southern California Edison Co.
2.90%, 03/01/21	1,000,000	1,017,359
1.85%, 02/01/22	428,571	428,981
Southwest Airlines Co.
4.75%, 05/04/23	675,000	693,866
Spectra Energy Partners LP
4.75%, 03/15/24	90,000	100,635
Springleaf Finance Corporation
5.63%, 03/15/23	735,000	745,580
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	701,250	710,889
4.74%, 03/20/25 144A	445,000	484,545
Starbucks Corporation
1.30%, 05/07/22	340,000	344,995
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	270,000	266,254
5.00%, 12/15/21	275,000	267,524
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
State Street Corporation
(Variable, U.S. SOFR + 2.69%), 2.83%, 03/30/23 144A ^	$ 265,000	$ 275,127
Steel Dynamics, Inc.
2.40%, 06/15/25	35,000	36,088
Synchrony Financial
2.85%, 07/25/22	382,000	388,676
Target Corporation
2.25%, 04/15/25	135,000	144,546
Taylor Morrison Communities, Inc.
5.63%, 03/01/24 144A	200,000	205,729
TerraForm Power Operating LLC
4.25%, 01/31/23 144A	150,000	152,342
T-Mobile USA, Inc.
1.50%, 02/15/26 144A	2,100,000	2,105,103
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	208,229
Truist Financial Corporation
2.20%, 03/16/23	1,185,000	1,230,698
Union Pacific Corporation
2.95%, 03/01/22	1,838,000	1,910,847
2.15%, 02/05/27	270,000	286,845
US Bank NA
2.05%, 01/21/25	1,800,000	1,902,669
Ventas Realty LP REIT
2.65%, 01/15/25Δ	905,000	908,770
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.32%, 03/16/22†	1,500,000	1,520,414
5.15%, 09/15/23Δ	900,000	1,025,467
3.38%, 02/15/25	1,200,000	1,336,036
(Floating, ICE LIBOR USD 3M + 1.10%), 1.49%, 05/15/25†	1,900,000	1,924,454
Volkswagen Group of America Finance LLC
2.50%, 09/24/21 144A	410,000	416,633
2.90%, 05/13/22 144A	1,330,000	1,373,687
2.70%, 09/26/22 144A	2,000,000	2,067,564
3.13%, 05/12/23 144A	1,000,000	1,052,459
Waste Management, Inc.
2.95%, 06/15/24Δ	1,700,000	1,741,299
WEC Energy Group, Inc.
3.38%, 06/15/21	555,000	570,594
Wells Fargo & Co.
2.63%, 07/22/22	2,000,000	2,084,458
3.07%, 01/24/23	50,000	51,823
3.75%, 01/24/24	220,000	240,540
(Variable, U.S. SOFR + 1.60%), 1.65%, 06/02/24^	2,200,000	2,235,738
Wells Fargo Bank NA
(Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 07/23/21^	1,320,000	1,322,165
(Variable, ICE LIBOR USD 3M + 0.65%), 2.08%, 09/09/22^	1,730,000	1,758,324
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	800,000	849,110
	Par	Value
3.20%, 06/15/25	$ 325,000	$ 331,546
Williams Cos., Inc. (The)
4.00%, 11/15/21	175,000	180,790
3.70%, 01/15/23	80,000	84,646
Wisconsin Electric Power Co.
2.05%, 12/15/24	200,000	210,697
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	142,263
WRKCo, Inc.
3.75%, 03/15/25	115,000	127,288
Wyndham Destinations, Inc.
3.90%, 03/01/23	150,000	140,384
Xerox Corporation
3.50%, 08/20/20	270,000	271,226
Zoetis, Inc.
3.45%, 11/13/20	300,000	302,615
Total Corporate Bonds (Cost $237,086,429)		241,143,433
FOREIGN BONDS — 12.2%
Australia — 0.7%
FMG Resources August 2006 Proprietary, Ltd.
5.13%, 05/15/24 144A	225,000	232,336
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 1.39%, 11/28/23 144A †	1,435,000	1,436,005
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,519,485
Telstra Corporation, Ltd.
3.50%, 09/21/22(E)	200,000	241,114
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,389,339
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	1,300,000	1,323,635
3.70%, 09/15/26 144A	400,000	423,193
		6,565,107
Belgium — 0.0%
KBC Group NV
1.13%, 01/25/24(E)	200,000	231,042
Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	278,738
Brazil — 0.2%
Banco Bradesco SA
2.85%, 01/27/23 144A	1,495,000	1,476,776
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	920,000	911,154
		2,387,930
Canada — 0.4%
Bank of Nova Scotia (The)
1.95%, 02/01/23Δ	1,000,000	1,030,456

See Notes to Financial Statements.

	Par	Value
National Bank of Canada
2.15%, 10/07/22 144A	$ 630,000	$ 648,006
OMERS Finance Trust
1.13%, 04/14/23 144A Δ	1,770,000	1,796,558
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	344,160
TransCanada PipeLines, Ltd.
3.75%, 10/16/23	45,000	48,643
		3,867,823
Chile — 0.1%
Banco del Estado de Chile
2.67%, 01/08/21 144A	725,000	731,260
Banco Santander Chile
2.50%, 12/15/20 144A	635,000	640,216
		1,371,476
China — 0.3%
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	847,859
Baidu, Inc.
2.88%, 07/06/22	235,000	241,051
Park Aerospace Holdings, Ltd.
3.63%, 03/15/21 144A	700,000	691,002
5.25%, 08/15/22 144A	800,000	751,304
		2,531,216
Denmark — 0.1%
Danske Bank A/S
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	745,000	756,945
Finland — 0.1%
Nokia OYJ
3.38%, 06/12/22Δ	185,000	189,269
Nordea Bank Abp
1.00%, 06/09/23 144A	355,000	358,709
		547,978
France — 0.6%
Air Liquide Finance SA
0.38%, 04/18/22(E)	100,000	112,938
APRR SA
0.00%, 01/20/23(E)	100,000	111,751
Autoroutes du Sud de la France SA
2.95%, 01/17/24(E)	100,000	122,705
Banque Federative du Credit Mutuel
0.13%, 02/05/24(E)	200,000	224,313
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	100,000	114,586
BNP Paribas SA
1.13%, 01/15/23(E)	230,000	265,690
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	325,000	333,194
Capgemini SE
0.63%, 06/23/25(E)	200,000	224,672
	Par	Value
Credit Agricole SA
3.38%, 01/10/22 144A	$1,600,000	$1,656,724
Dassault Systemes SE
0.00%, 09/16/22(E)	300,000	336,587
Engie SA
0.38%, 02/28/23(E)	200,000	226,353
Orange SA
0.50%, 01/15/22(E)	100,000	113,105
0.75%, 09/11/23(E)	500,000	571,348
RTE Reseau de Transport d'Electricite SADIR
4.13%, 02/03/21(E)	100,000	115,021
Schneider Electric SE
0.00%, 06/12/23(E)	100,000	112,281
0.25%, 09/09/24(E)	200,000	226,210
Societe Generale SA
0.00%, 05/27/22(E)	300,000	336,258
Thales SA
0.00%, 05/31/22(E)	100,000	111,901
0.75%, 06/07/23(E)	100,000	113,881
Total Capital International SA
2.13%, 03/15/23(E)	100,000	118,574
0.25%, 07/12/23(E)	100,000	113,008
Veolia Environnement SA
0.67%, 03/30/22(E)	200,000	226,217
		5,887,317
Germany — 0.4%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(E)	120,000	134,783
BASF SE
2.00%, 12/05/22(E)	195,000	229,804
0.10%, 06/05/23(E)	200,000	225,131
Covestro AG
0.88%, 02/03/26(E)	70,000	78,544
Deutsche Bank AG
3.15%, 01/22/21	1,305,000	1,311,442
4.25%, 02/04/21	410,000	414,663
E.ON SE
0.00%, 10/24/22(E)	240,000	268,646
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	345,420
Volkswagen Leasing GmbH
(Floating, 0.45% - Euribor 3M), 0.19%, 08/02/21(E) †	300,000	334,532
1.00%, 02/16/23(E)	460,000	516,189
		3,859,154
India — 0.1%
ICICI Bank, Ltd.
3.13%, 08/12/20	1,000,000	1,000,895
Shriram Transport Finance Co., Ltd.
5.10%, 07/16/23 144A	275,000	242,602
		1,243,497
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A	$1,175,000	$1,228,245
Ireland — 0.5%
Abbott Ireland Financing DAC
0.88%, 09/27/23(E)	200,000	230,013
0.10%, 11/19/24(E)	170,000	190,114
AerCap Ireland Capital DAC
5.00%, 10/01/21	900,000	910,539
3.50%, 05/26/22	400,000	396,089
3.30%, 01/23/23	155,000	152,264
2.88%, 08/14/24	150,000	140,995
3.50%, 01/15/25	350,000	328,943
Aon PLC
2.80%, 03/15/21	225,000	228,918
Eaton Capital Unlimited Co.
0.02%, 05/14/21(E)	175,000	196,130
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	125,300
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23	200,000	212,089
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	391,788
3.00%, 07/15/22 144A	540,000	542,952
3.55%, 04/15/24 144A	800,000	819,610
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	135,203
		5,000,947
Japan — 1.9%
Aircastle, Ltd.
5.13%, 03/15/21	2,000,000	2,008,302
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 1.16%, 09/14/21†	1,000,000	1,006,911
(Floating, ICE LIBOR USD 3M + 0.56%), 1.03%, 11/02/21†	1,000,000	1,001,640
2.85%, 03/03/22	2,000,000	2,053,230
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	65,000	67,097
3.22%, 03/07/22	560,000	584,285
2.62%, 07/18/22	1,635,000	1,699,598
2.67%, 07/25/22	2,000,000	2,080,558
Mitsubishi UFJ Lease & Finance Co., Ltd.
2.25%, 09/07/21Δ	500,000	507,363
Mizuho Financial Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.88%), 1.19%, 09/11/22†	1,000,000	1,003,358
(Variable, ICE LIBOR USD 3M + 0.84%), 2.72%, 07/16/23^	1,190,000	1,230,544
0.52%, 06/10/24(E)	100,000	112,131
Nomura Holdings, Inc.
2.65%, 01/16/25	600,000	626,262
NTT Finance Corporation
1.90%, 07/21/21	500,000	506,125
ORIX Corporation
3.20%, 01/19/22	700,000	721,266
	Par	Value
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	$1,100,000	$ 1,118,974
2.85%, 01/11/22	1,600,000	1,653,432
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21	1,100,000	1,148,639
		19,129,715
Netherlands — 1.5%
Airbus SE
1.38%, 06/09/26(E)	100,000	113,943
Allianz Finance II BV
0.25%, 06/06/23(E)	200,000	226,920
0.00%, 01/14/25(E)	100,000	112,630
BMW Finance NV
2.25%, 08/12/22 144A Δ	1,270,000	1,306,703
0.00%, 04/14/23(E)	290,000	322,470
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	123,433
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	910,000	912,903
Daimler International Finance BV
0.25%, 08/09/21(E)	25,000	28,081
0.25%, 11/06/23(E)	90,000	98,630
Deutsche Telekom International Finance BV
4.25%, 07/13/22(E)	320,000	389,275
Enel Finance International NV
2.88%, 05/25/22 144A	1,715,000	1,774,728
4.25%, 09/14/23 144A	400,000	435,578
0.00%, 06/17/24(E)	300,000	333,325
Fiat Chrysler Automobiles NV
3.38%, 07/07/23	300,000	300,000
ING Bank NV
0.00%, 04/08/22(E)	100,000	112,132
(Floating, 0.40% - Euribor 3M), 0.08%, 04/08/22(E) †	200,000	225,030
(Variable, EUR Swap Rate 5Y + 2.25%), 3.63%, 02/25/26(E) ^	200,000	228,392
ING Groep NV
1.00%, 09/20/23(E)	200,000	229,637
innogy Finance BV
0.75%, 11/30/22(E)	50,000	56,825
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,945,138
Mylan NV
3.15%, 06/15/21	2,000,000	2,041,990
NXP BV
4.13%, 06/01/21 144A	500,000	515,034
3.88%, 09/01/22 144A	300,000	317,268
2.70%, 05/01/25 144A	50,000	52,496
3.88%, 06/18/26 144A	300,000	336,231
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	116,145
RELX Finance BV
0.00%, 03/18/24(E)	100,000	110,931

See Notes to Financial Statements.

	Par	Value
Siemens Financieringsmaatschappij NV
0.00%, 09/05/21(E)	$ 376,000	$ 422,639
0.00%, 02/20/23(E)	300,000	336,786
0.38%, 09/06/23(E)	235,000	267,171
Upjohn Finance BV
0.82%, 06/23/22(E)	220,000	248,704
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	223,305
		14,264,473
New Zealand — 0.1%
ANZ New Zealand International, Ltd.
1.90%, 02/13/23 144A	1,260,000	1,295,041
Norway — 0.0%
Telenor ASA
0.00%, 09/25/23(E)	100,000	112,221
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	710,634
Qatar — 0.3%
QNB Finance, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.56%, 05/02/22†	3,000,000	2,971,175
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	711,987
South Korea — 0.3%
Industrial Bank of Korea
2.13%, 10/23/24 144A	3,100,000	3,252,377
Spain — 0.1%
Amadeus Capital Markets SAU
1.63%, 11/17/21(E)	100,000	113,344
Amadeus IT Group SA
2.50%, 05/20/24(E) Δ	200,000	232,513
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	106,762
Banco Santander SA
2.71%, 06/27/24	400,000	420,665
2.75%, 05/28/25	400,000	415,002
		1,288,286
Sweden — 0.4%
Atlas Copco AB
2.50%, 02/28/23(E)	255,000	305,108
Stadshypotek AB
2.50%, 04/05/22 144A Δ	1,000,000	1,035,781
Svenska Handelsbanken AB
0.63%, 06/30/23 144A	1,275,000	1,274,584
Swedbank AB
1.30%, 06/02/23 144A	440,000	445,606
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	155,000	162,768
	Par	Value
Volvo Treasury AB
(Floating, 0.65% - Euribor 3M), 0.29%, 09/13/21(E) †	$ 200,000	$ 224,572
		3,448,419
Switzerland — 0.6%
Credit Suisse AG
2.80%, 04/08/22	1,085,000	1,125,948
1.00%, 05/05/23	1,645,000	1,654,636
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	778,389
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,650,000	1,753,817
UBS AG
1.75%, 04/21/22 144A	625,000	637,113
UBS Group AG
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	365,000	378,364
		6,328,267
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	655,000	677,840
United Kingdom — 3.1%
Barclays Bank PLC
2.65%, 01/11/21	700,000	707,006
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	600,000	631,895
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	969,844
BG Energy Capital PLC
4.00%, 10/15/21 144A	1,000,000	1,037,295
BP Capital Markets PLC
1.53%, 09/26/22(E)	360,000	416,456
1.11%, 02/16/23(E)	170,000	195,531
CK Hutchison International 17 II, Ltd.
2.25%, 09/29/20 144A	990,000	991,595
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	270,000	279,778
3.60%, 05/25/23	3,000,000	3,220,832
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	2,500,000	2,576,225
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	200,000	201,242
Motability Operations Group PLC
1.63%, 06/09/23(E)	240,000	282,555
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	112,706
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	927,613
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.70%, 02/13/23 144A	$2,900,000	$ 2,989,045
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,559,382
NatWest Markets PLC
3.63%, 09/29/22 144A	635,000	665,997
2.38%, 05/21/23 144A	1,800,000	1,844,028
Royal Bank of Scotland Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 1.86%, 05/15/23†	1,810,000	1,811,455
3.88%, 09/12/23	240,000	258,911
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.15%), 2.36%, 05/22/24^	375,000	385,260
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,500,000	3,579,185
3.57%, 01/10/23	350,000	363,338
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	225,637
Santander UK PLC
1.63%, 02/12/23 144A	2,100,000	2,155,407
Sky, Ltd.
1.50%, 09/15/21(E)	100,000	114,132
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.20%), 2.74%, 09/10/22 144A ^	2,300,000	2,326,957
		30,829,307
Total Foreign Bonds (Cost $118,692,397)		120,777,157
MORTGAGE-BACKED SECURITIES — 19.6%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%, 08/10/35 144A	447,000	494,803
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D
(Floating, ICE LIBOR USD 1M + 1.54%, 1.54% Floor), 1.72%, 09/15/34 144A †	315,000	305,281
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 2.42%, 11/25/46†	632,746	274,343
Americold LLC, Series 2010-ARTA, Class A1
3.85%, 01/14/29 144A	122,821	122,928
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	1,330,000	1,339,932
Banc of America Funding Trust, Series 2006-J, Class 4A1
4.18%, 01/20/47† γ	160,417	151,581
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
3.99%, 01/25/34† γ	25,077	23,700
	Par	Value
Banc of America Mortgage Trust, Series 2004-2, Class 5A1
6.50%, 10/25/31	$ 25,624	$ 27,064
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.23%, 09/15/36 144A †	393,068	377,605
BANK, Series 2019-BN18, Class A2
3.47%, 05/15/62	610,000	660,028
BBCMS Trust, Series 2013-TYSN, Class E
3.71%, 09/05/32 144A	200,000	197,758
Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.66%, 0.33% Floor, 11.50% Cap), 0.84%, 09/25/34†	93,180	93,109
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.18%, 01/25/34† γ	96,806	96,137
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.53%, 07/25/34† γ	83,229	81,008
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.51%, 01/12/45† γ	121,032	112,107
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 1.09%, 11/16/66 144A †	258,821	259,246
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 1.10%, 10/15/36 144A †	1,710,167	1,701,661
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.26%, 10/15/36 144A †	640,118	630,770
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.63%, 10/15/36 144A †	749,989	733,717
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.98%, 12/15/36 144A †	865,000	858,598
BX Commercial Mortgage Trust, Series 2020-BXLP, Class E
(Floating, ICE LIBOR USD 1M + 1.60%, 1.60% Floor), 1.78%, 12/15/36 144A †	350,000	336,537

See Notes to Financial Statements.

	Par	Value
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Deposit Rates Swap 3M + 1.35%), 1.64%, 05/16/56(U) †	$1,000,000	$1,222,351
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,613,184
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 1.08%, 07/25/49 144A †	164,317	163,340
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	335,682	344,263
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.23%, 06/15/34 144A †	2,130,805	1,889,055
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 11.50% Cap), 0.72%, 02/25/35†	60,656	55,830
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4
2.90%, 07/10/49	641,000	687,446
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	1,010,000	1,058,452
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	340,260	344,793
COMM Mortgage Trust, Series 2013-300P, Class A1
4.35%, 08/10/30 144A	515,000	553,278
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	796,763
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	245,085	243,159
COMM Mortgage Trust, Series 2014-CR17, Class ASB
3.60%, 05/10/47	1,196,787	1,244,720
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	573,965	618,527
COMM Mortgage Trust, Series 2014-UBS3, Class ASB
3.37%, 06/10/47	827,954	856,563
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	326,850	340,015
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	480,000	503,560
COMM Mortgage Trust, Series 2015-CR25, Class ASB
3.54%, 08/10/48	1,160,000	1,227,548
	Par	Value
COMM Trust, Series 2013-GAM, Class A1
1.71%, 02/10/28 144A	$ 131,958	$ 131,354
COMM, Series 2015-PC1, Class A4
3.62%, 07/10/50	585,000	619,842
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M1
(Floating, ICE LIBOR USD 1M + 0.77%), 0.95%, 10/25/39 144A †	1,174,008	1,174,973
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.98%, 01/25/40 144A †	672,242	671,146
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M1
(Floating, ICE LIBOR USD 1M + 0.75%), 0.93%, 01/25/40 144A †	623,856	619,876
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4
3.51%, 04/15/50	280,000	302,696
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
2.06%, 01/15/49† IO γ	752,071	56,011
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A1
2.99%, 03/15/52	861,322	878,426
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.48% on 08/25/20), 5.87%, 10/25/36 STEP	161,397	152,779
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.48% on 08/25/20), 5.89%, 10/25/36 STEP	161,398	152,777
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 1.02%, 06/15/35 144A †	25,063	25,101
Federal Home Loan Mortgage Corporation
5.50%, 05/01/22	5,543	5,583
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.19% Cap), 4.14%, 07/01/27†	1,754	1,755
2.50%, 11/01/27	949,926	1,013,004
2.50%, 08/01/31	3,434,216	3,603,511
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.06% Cap), 4.04%, 11/01/31†	21,163	21,279
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.96% Cap), 3.75%, 04/01/32†	4,939	4,974
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.74% Cap), 3.20%, 06/01/33†	$ 325,040	$ 338,799
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.70% Cap), 3.57%, 08/01/35†	100,942	105,887
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.36% Cap), 3.64%, 09/01/35†	97,172	100,784
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.80% Cap), 3.94%, 10/01/35†	112,760	118,384
4.50%, 07/01/47	84,957	95,238
4.50%, 03/01/49	6,624,399	7,414,352
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.68%, 10/15/36†	1,318,003	1,321,674
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	79,416	85,521
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	220,901	243,940
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	263,472	280,448
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	452,304	484,585
Federal Home Loan Mortgage Corporation REMIC, Series 4493
3.00%, 02/15/44	372,147	394,718
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	405,275	422,952
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	1,820,671	1,916,132
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.63%, 06/15/49†	1,479,640	1,481,672
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	2,621,947	2,667,199
Federal Home Loan Mortgage Corporation REMIC, Series 4950
2.50%, 06/25/34	2,619,937	2,647,619
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2019-HQA4
(Floating, ICE LIBOR USD 1M + 0.77%), 0.95%, 11/25/49 144A †	129,768	129,238
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1
(Floating, ICE LIBOR USD 1M + 1.70%), 1.88%, 01/25/50 144A †	$ 490,000	$ 473,367
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 2.03%, 02/25/50 144A †	230,000	221,040
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4
(Floating, ICE LIBOR USD 1M + 1.95%), 2.13%, 10/25/49 144A †	750,610	742,563
Federal National Mortgage Association
5.00%, 05/01/21	22	23
5.00%, 11/01/21	69	72
(Floating, Federal Reserve U.S. 12 1Y CMT + 2.02%, 2.02% Floor, 10.93% Cap), 3.95%, 12/01/24 CONV †	3,379	3,380
2.50%, 12/01/27	605,895	636,200
3.00%, 09/01/30	285,571	303,697
3.00%, 02/01/31	1,585,321	1,672,015
3.00%, 04/01/31	24,913	26,478
2.50%, 07/01/31	2,316,972	2,430,785
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.69% Cap), 3.90%, 09/01/31†	33,366	33,599
2.50%, 10/01/31	642,017	674,239
2.50%, 11/01/31	1,257,623	1,335,610
2.50%, 01/01/32	11,589	12,166
3.00%, 03/01/32	930,157	991,937
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 2.31%, 08/01/32†	278,473	280,516
3.00%, 11/01/32	83,898	88,484
3.00%, 12/01/32	1,214,196	1,289,797
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 3.88%, 12/01/32†	262,626	264,506
3.00%, 02/01/33	2,931,146	3,081,646
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.36% Cap), 3.78%, 06/01/33†	9,378	9,445
2.50%, 08/01/33	1,612,097	1,693,634
4.00%, 09/01/33	2,974,674	3,150,299
4.00%, 03/01/34	79,845	85,334
4.00%, 05/01/34	850,179	926,923

See Notes to Financial Statements.

	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.09% Cap), 3.67%, 02/01/35†	$ 125,324	$ 131,734
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 11.11% Cap), 3.86%, 09/01/35†	24,591	24,845
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 11.11% Cap), 3.74%, 12/01/35†	4,693	4,730
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.51% Cap), 3.81%, 05/01/38†	891,902	943,603
2.89%, 08/01/42†	208,939	209,953
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 8.43% Cap), 3.27%, 09/01/42†	464,826	489,301
(Floating, ICE LIBOR USD 1Y + 1.70%, 1.70% Floor, 7.71% Cap), 2.71%, 07/01/43†	759,317	785,627
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.49% Cap), 2.89%, 07/01/44†	107,014	107,561
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.53% Cap), 2.89%, 10/01/44†	71,782	72,137
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.67% Cap), 2.67%, 06/01/45†	953,255	985,477
4.50%, 03/01/47	281,544	309,356
4.50%, 05/01/47	888,910	971,350
4.50%, 07/01/47	99,619	110,184
4.50%, 11/01/47	1,039,936	1,142,665
4.50%, 06/01/48	114,712	130,167
4.50%, 11/01/48	363,252	406,534
4.50%, 02/01/49	1,001,472	1,150,674
4.50%, 04/01/49	262,529	301,645
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 0.61%, 10/25/36†	175,885	176,846
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 0.73%, 10/25/37†	287,081	290,120
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	141,217	151,711
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.63%, 07/25/42†	221,597	221,572
	Par	Value
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 0.68%, 06/25/55†	$ 257,742	$ 257,044
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.87%, 03/25/46†	1,241,221	1,241,685
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 0.82%, 07/25/46†	1,621,765	1,620,419
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	949,099	986,240
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.68%, 07/25/49†	1,454,731	1,455,871
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.77%, 09/25/49†	2,030,556	2,031,082
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.77%, 10/25/59†	1,990,074	1,980,869
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	371,344	395,182
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ18
3.07%, 08/25/22	289,855	301,477
FHLMC Structured Pass-Through Certificates, Series T-56
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 1.18%, 05/25/43†	417,773	427,397
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.90%, 07/25/44†	444,610	461,882
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.38%, 06/16/70(U) 144A †	$1,200,000	$1,488,411
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
3.26%, 06/25/34† γ	123,170	120,121
Flagstar Mortgage Trust, Series 2018-4, Class A4
4.00%, 07/25/48 144A	215,079	215,988
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 0.59%, 08/19/34†	159,943	159,124
Freddie Mac STACR REMIC Trust 2020-DNA3, Class M1
1.67%, 06/25/50 144A	304,500	304,500
FREMF Mortgage Trust, Series 2012-K18, Class B
4.39%, 01/25/45 144A † γ	240,000	248,995
FREMF Mortgage Trust, Series 2012-K19, Class B
4.16%, 05/25/45 144A † γ	145,000	150,694
FREMF Mortgage Trust, Series 2012-K20, Class B
4.00%, 05/25/45 144A † γ	135,000	140,354
FREMF Mortgage Trust, Series 2013-K27, Class B
3.62%, 01/25/46 144A † γ	130,000	135,857
FREMF Mortgage Trust, Series 2013-K31, Class B
3.74%, 07/25/46 144A † γ	105,000	110,582
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 0.81%, 08/25/60 144A †	417,291	417,243
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 2.00% Floor, 12.00% Cap), 3.88%, 06/20/21†	222	224
3.00%, 03/20/22†	17,706	17,928
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.00%, 01/20/23†	3,917	3,958
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 3.88%, 05/20/24†	12,779	13,158
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.25%, 07/20/25†	18,403	19,015
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.25%, 08/20/25†	5,810	5,983
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.13%, 11/20/25†	$ 20,421	$ 21,141
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.13%, 12/20/26†	31,322	32,547
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.25%, 07/20/27†	724	753
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 3.13%, 10/20/27†	11,668	12,153
8.50%, 10/15/29	18,566	18,935
8.50%, 04/15/30	2,580	2,592
8.50%, 05/15/30	51,066	53,230
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.88%, 05/20/30†	17,557	18,358
8.50%, 07/15/30	33,364	35,310
8.50%, 08/15/30	3,482	3,545
8.50%, 11/15/30	5,780	6,061
8.50%, 12/15/30	16,402	17,847
8.50%, 02/15/31	13,736	14,331
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.49%, 05/20/37†	91,347	91,183
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 0.90%, 02/20/61†	741,711	743,129
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	740,597	757,739
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 0.62%, 05/20/63†	1,310,885	1,300,461
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 1.07%, 02/20/66†	152,096	152,316
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 1.07%, 10/20/66†	2,055,393	2,072,941
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.90%, 04/20/67†	2,663,904	2,718,989

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.90%, 04/20/67†	$2,986,949	$3,048,413
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	2,417,559	2,475,479
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.09%, 11/21/35 144A †	314,876	312,619
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%, 06/10/28 144A	1,850,000	1,855,516
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 0.72%, 11/25/45†	117,158	95,645
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.36%, 01/25/37†	331,230	290,077
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	680,000	689,013
GS Mortgage Securities Corporation Trust, Series 2017-500K, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.88%, 07/15/32 144A †	1,500,000	1,488,766
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.08%, 06/15/36 144A †	536,000	524,118
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class C
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.48%, 06/15/36 144A †	320,000	302,895
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A	410,000	419,662
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,342,000	1,362,985
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB
3.72%, 07/10/46	1,552,772	1,603,970
GS Mortgage Securities Trust, Series 2013-GC14, Class A3
3.53%, 08/10/46	23,018	23,010
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	403,468
	Par	Value
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.24%, 09/25/34† γ	$ 165,811	$ 161,176
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.07%, 09/25/35† γ	64,295	63,999
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.33%, 05/15/38 144A †	429,000	415,386
Hawksmoor Mortgage Funding 2019-1 PLC
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.29%, 05/25/53(U) †	538,739	668,475
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.29%, 05/25/53(U) 144A †	1,257,057	1,559,775
Holmes Master Issuer PLC, Series 2018-2A, Class A2
(Floating, ICE LIBOR USD 3M + 0.42%), 1.64%, 10/15/54 144A †	1,992,942	1,991,465
Impac CMB Trust, Series 2003-1, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.40% Floor, 11.95% Cap), 0.98%, 03/25/33†	3,042	3,027
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 0.37%, 09/25/46†	422,069	370,173
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 0.45%, 06/25/37†	174,642	162,993
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	1,234,866	1,261,301
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	754,117	770,260
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.67%, 07/05/32 144A † γ	610,000	608,285
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	774,705	787,644
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	$ 190,000	$ 201,783
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 1.14%, 07/15/36 144A †	1,710,000	1,661,527
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.77%, 02/25/35† γ	21,418	20,186
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.72%, 06/25/46 144A † γ	562,417	581,204
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	543,608	553,390
JP Morgan Mortgage Trust, Series 2017-1, Class A5
3.50%, 01/25/47 144A	470,611	479,080
JP Morgan Mortgage Trust, Series 2017-3, Class 1A6
3.00%, 08/25/47 144A	981,601	997,271
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A † γ	1,161,639	1,177,646
JP Morgan Mortgage Trust, Series 2017-6, Class A6
3.00%, 12/25/48 144A	182,668	185,279
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 1.17%, 06/25/50 144A †	441,205	439,553
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	308,159	322,432
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	330,862	362,344
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,595,026
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.98%, 05/15/36 144A †	409,000	401,349
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.53%, 05/15/36 144A †	136,000	131,511
Lanark Master Issuer PLC, Series 2018-2A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.42%), 0.78%, 12/22/69†	767,200	767,007
	Par	Value
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.77%), 1.13%, 12/22/69 144A †	$1,474,400	$1,478,805
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 0.35%, 12/25/36†	400,116	359,104
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
3.80%, 12/25/33† γ	96,193	97,898
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1
3.34%, 02/25/36† γ	173,366	166,367
MF1 Multifamily Housing Mortgage Loan Trust, Series 2020-FL3, Class AS
(Floating, ICE LIBOR USD 1M + 2.85%), 3.04%, 07/15/35 144A †	260,000	261,560
MF1, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.31%, 12/25/34 144A †	1,900,000	1,871,417
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	910,559	942,417
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	496,279	523,493
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	169,442	172,126
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	456,466	476,685
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	1,940,183	2,011,068
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB
3.38%, 10/15/48	825,000	868,488
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.86%, 12/15/49† IO γ	1,927,257	68,661
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%, 07/13/29 144A	815,000	830,948
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	297,492

See Notes to Financial Statements.

	Par	Value
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 1.19%, 06/20/44(A) †	$ 95,310	$ 65,944
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(Floating, ICE LIBOR USD 1M + 0.53%, 0.53% Floor, 8.00% Cap), 0.70%, 03/09/21†	413,672	413,745
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,328,670	1,431,382
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	1,316,267	1,422,711
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	1,625,755	1,734,722
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,756,431	1,845,794
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	806,109	857,547
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	2,198,274	2,320,886
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.38%), 1.60%, 07/15/58 144A †	415,000	415,052
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.17%, 04/14/36 144A †	314,471	304,565
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.25%, 04/14/37 144A †	2,000,000	1,936,750
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,919	5,203
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.06%, 08/20/56(U) †	822,815	1,016,880
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	1,037,412	1,104,670
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	494,867	535,582
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	373,605	383,555
Sequoia Mortgage Trust, Series 2017-CH2, Class A10
4.00%, 12/25/47 144A	134,562	136,814
	Par	Value
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 1.68%, 01/21/70 144A †	$ 161,000	$ 161,204
STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 0.98%, 12/25/30 144A †	179,966	179,623
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 1.83%, 04/25/43 144A †	1,074,196	1,064,759
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 1.43%, 02/25/47 144A †	1,681,028	1,658,980
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.48%, 09/25/34†	59,044	53,995
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 0.44%, 07/19/35†	42,852	39,393
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 10.50% Cap), 0.46%, 02/25/36†	311,846	284,460
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.64% on 08/25/20), 6.01%, 07/25/37 STEP	230,817	140,326
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 1.04%, 04/12/44(A) †	483,787	333,122
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.22%, 10/20/51(U) 144A †	1,586,999	1,970,292
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 1.39%, 07/20/45(U) 144A †	2,449,746	3,021,766
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	559,583
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	599,927
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	$ 330,000	$ 364,649
Uniform Mortgage Backed Securities
2.50%, 08/01/50 TBA	5,865,000	6,105,213
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.90%, 06/25/42†	6,265	5,822
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
4.37%, 08/25/33† γ	123,243	121,844
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor, 10.50% Cap), 0.49%, 01/25/45†	241,675	229,483
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 2.24%, 01/25/47†	246,417	224,430
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 2.48%, 06/25/46†	524,192	494,216
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.50%, 02/25/37† γ	200,284	175,535
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.30%, 05/25/37† γ	213,465	178,420
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A1
3.35%, 07/25/37† γ	640,409	550,774
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 2.34%, 05/25/47†	41,524	4,001
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB
3.48%, 08/15/50	822,086	853,052
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	535,303
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 1.74%, 01/15/59 144A †	2,000,000	1,965,032
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5
3.42%, 09/15/50	$1,096,000	$ 1,228,945
Wells Fargo Commercial Mortgage Trust, Series 2020-SOP, Class A
(Floating, ICE LIBOR USD 1M + 1.14%, 1.14% Floor), 1.32%, 01/15/35 144A †	1,500,000	1,425,369
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class AFL
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.64%, 06/15/44 144A †	2,196,310	2,198,303
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%, 11/15/44	981,484	1,000,109
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.19%, 08/15/45 144A †	527,493	526,790
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	626,616	648,290
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	514,413	534,426
Total Mortgage-Backed Securities (Cost $192,621,746)		194,047,330
MUNICIPAL BONDS — 0.4%
North Texas Higher Education Authority, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor, 15.00% Cap), 1.40%, 04/01/40†	1,380,258	1,347,049
South Carolina Public Service Authority, Series D
2.39%, 12/01/23	385,000	394,202
South Carolina Public Service Authority, Series E
3.72%, 12/01/23	326,000	350,413
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.00%), 0.94%, 04/01/47†	1,500,000	1,497,712
Total Municipal Bonds (Cost $3,560,382)		3,589,376
U.S. TREASURY OBLIGATIONS — 20.3%
U.S. Treasury Bill
0.27%, 03/25/21Ω Δ	5,600,000	5,593,562
U.S. Treasury Inflationary Indexed Bonds
0.75%, 07/15/28	7,149,800	8,063,917
U.S. Treasury Notes
2.50%, 12/31/20	3,000,000	3,034,395
2.50%, 01/31/21‡‡ Δ	1,000,000	1,013,418
2.63%, 05/15/21	3,000,000	3,064,043
2.00%, 05/31/21	8,000,000	8,133,281

See Notes to Financial Statements.

	Par	Value
2.13%, 05/31/21	$13,000,000	$ 13,232,832
1.13%, 06/30/21	9,500,000	9,590,547
0.38%, 03/31/22‡‡ Δ	39,400,000	39,545,441
0.13%, 05/31/22	46,572,000	46,541,073
0.13%, 06/30/22	25,145,000	25,131,249
1.38%, 10/15/22‡‡	1,800,000	1,849,676
1.50%, 01/15/23	1,300,000	1,343,773
0.13%, 05/15/23Δ	3,548,000	3,543,288
2.75%, 05/31/23	11,481,000	12,340,281
0.25%, 06/15/23‡‡	13,340,000	13,369,181
1.50%, 10/31/24	650,000	685,268
0.25%, 05/31/25Δ	2,700,000	2,697,047
0.63%, 05/15/30Δ	2,100,000	2,094,504
		187,209,297
Total U.S. Treasury Obligations (Cost $199,357,484)		200,866,776

	Shares
MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø ∞	32,531,132	32,531,132
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø §	6,123,675	6,123,675
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	1,126,571	1,126,571
Total Money Market Funds (Cost $39,781,378)		39,781,378
TOTAL INVESTMENTS —101.5% (Cost $993,495,952)		1,003,494,177

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Put Option — (0.0)%
FNCL 2.50% expiration date 8/2020, Strike Price $102.09, Expires 08/06/20 (JPM)	(4,300,000)	$(419,250,000)	(1,897)
Put Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $2.50, Expires 01/20/21 (GSC)	1	(1,200,000)	(1,591)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.33 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2024 USD, Strike Price $2.50, Expires 03/17/21 (GSC)	1	$(5,200,000)	$ (11,485)
			(13,076)
Total Written Options (Premiums received $ (21,277))			(14,973)
Liabilities in Excess of Other Assets — (1.5)%			(14,509,898)
NET ASSETS — 100.0%			$988,969,306
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	24.4
U.S. Treasury Obligations	20.3
Mortgage-Backed Securities	19.6
Asset-Backed Securities	17.4
Foreign Bonds	12.2
Money Market Funds	4.0
Agency Obligations	2.9
Municipal Bonds	0.4
Commercial Paper	0.3
Written Options	—
101.5
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2020	(52)	$ (7,885,802)	$ (41,494)
Euro-Bund	09/2020	(1)	(198,320)	(2,316)
Euro-Schatz	09/2020	(27)	(3,401,711)	(3,005)
10-Year U.S. Treasury Note	09/2020	(56)	(7,793,625)	(17,448)
Ultra 10-Year U.S. Treasury Note	09/2020	29	4,567,047	18,578
Ultra Long U.S. Treasury Bond	09/2020	(20)	(4,363,125)	32,336
Long GILT	09/2020	(34)	(5,798,691)	3,666
2-Year U.S. Treasury Note	09/2020	1,523	336,321,234	81,554
5-Year U.S. Treasury Note	09/2020	(772)	(97,072,969)	(240,833)
90-Day Eurodollar	12/2020	61	15,205,775	6,863
90-Day Bank Acceptance	03/2021	154	28,208,567	277,702
90-Day Bank Acceptance	06/2021	345	63,184,986	74,259
Total Futures Contracts outstanding at June 30, 2020			$320,973,366	$ 189,862
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/06/20	Euro	15,989,000	U.S. Dollars	17,948,132	BNP	$ 18,005
09/16/20	Australian Dollars	1,130,000	New Zealand Dollars	1,206,620	WEST	1,447
07/06/20	U.S. Dollars	6,789	Euro	6,000	BOA	47
Subtotal Appreciation						$ 19,499
07/06/20	U.S. Dollars	95,261	Euro	85,000	BOA	$ (250)
07/06/20	U.S. Dollars	223,455	Euro	200,000	HSBC	(1,276)
08/04/20	U.S. Dollars	3,777,584	Euro	3,361,000	BNP	(1,536)
08/04/20	U.S. Dollars	512,912	Canadian Dollars	702,513	HSBC	(4,605)
09/16/20	Norwegian Kroner	7,500,000	Swedish Kronor	7,309,118	MSCS	(5,726)
07/02/20	U.S. Dollars	676,132	Euro	608,000	BNP	(6,956)
07/02/20	U.S. Dollars	3,076,868	Euro	2,753,000	GSC	(16,128)
08/05/20	U.S. Dollars	17,959,916	Euro	15,989,000	BNP	(18,564)
08/04/20	U.S. Dollars	3,901,167	Canadian Dollars	5,328,487	MSCS	(24,140)
08/04/20	U.S. Dollars	4,827,209	Australian Dollars	7,043,000	MSCS	(34,128)
07/02/20	U.S. Dollars	9,458,013	British Pounds	7,668,000	GSC	(43,406)
07/02/20	U.S. Dollars	4,375,045	Canadian Dollars	6,031,000	UBS	(67,353)
08/04/20	U.S. Dollars	9,403,483	British Pounds	7,668,000	HSBC	(100,173)
07/06/20	U.S. Dollars	17,476,675	Euro	15,701,000	UBS	(165,849)
07/02/20	U.S. Dollars	4,673,312	Australian Dollars	7,043,000	MSCS	(187,062)
Subtotal Depreciation						$(677,152)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$(657,653)

See Notes to Financial Statements.

Swap Agreements outstanding at June 30, 2020:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/2027 (Pay Quarterly)	(1.00)%	6/20/2024	MS	USD	1,600,000	$(40,904)	$(35,993)	$(4,911)
						$(40,904)	$(35,993)	$(4,911)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.32 Index (Pay Quarterly)	(1.00)%	6/20/2024	USD	10,100,000	$(117,344)	$(198,363)	$ 81,019
Markit CDX.NA.IG.33 Index (Pay Quarterly)	(1.00)%	12/20/2024	USD	27,050,000	(319,693)	(698,526)	378,833
					$(437,037)	$(896,889)	$459,852

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + .098% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	25,000,000	$ (2,491)	$ —	$ (2,491)
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/18/2029	USD	12,500,000	(2,516,358)	(878,595)	(1,637,763)
1.63% (Semiannually)	3-Month LIBOR (Quarterly)	1/6/2030	USD	3,400,000	(338,929)	(17,827)	(321,102)
					$(2,857,778)	$(896,422)	$(1,961,356)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 28,496,015	$ —	$ 28,496,015	$ —
Asset-Backed Securities	171,793,524	—	171,793,524	—
Commercial Paper	2,999,188	—	2,999,188	—
Corporate Bonds	241,143,433	—	241,143,433	—
Foreign Bonds	120,777,157	—	120,777,157	—
Money Market Funds	39,781,378	39,781,378	—	—
Mortgage-Backed Securities	194,047,330	—	194,047,330	—
Municipal Bonds	3,589,376	—	3,589,376	—
U.S. Treasury Obligations	200,866,776	—	200,866,776	—
Total Assets - Investments in Securities	$1,003,494,177	$39,781,378	$963,712,799	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 19,499	$ —	$ 19,499	$ —
Futures Contracts	494,958	494,958	—	—
Swap Agreements	459,852	—	459,852	—
Total Assets - Other Financial Instruments	$ 974,309	$ 494,958	$ 479,351	$ —
Liabilities:
Investments in Securities:
Written Options:
Put Option	$ (1,897)	$ (1,897)	$ —	$ —
Put Swaptions	(13,076)	—	(13,076)	—
Total Written Options	(14,973)	(1,897)	(13,076)	—
Total Liabilities - Investments in Securities	$ (14,973)	$ (1,897)	$ (13,076)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (677,152)	$ —	$ (677,152)	$ —
Futures Contracts	(305,096)	(305,096)	—	—
Swap Agreements	(1,966,267)	—	(1,966,267)	—
Total Liabilities - Other Financial Instruments	$ (2,948,515)	$ (305,096)	$ (2,643,419)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 0.1%
Federal National Mortgage Association
6.25%, 05/15/29Δ	$ 620,000	$ 899,234
6.63%, 11/15/30	670,000	1,039,235
Total Agency Obligations (Cost $1,677,546)		1,938,469
ASSET-BACKED SECURITIES — 4.9%
Access Group, Inc., Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.70%), 0.88%, 07/25/56 144A †	215,720	211,160
Allegro CLO XI, Ltd., Series 2019-2A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.39%, 1.39% Floor), 3.23%, 01/19/33 144A †	500,000	496,890
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 0.63%, 01/25/36†	2,900,000	2,764,402
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 1.77%, 04/30/31 144A †	710,000	687,108
Apex Credit CLO, Ltd., Series 2017-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 2.49%, 04/24/29 144A †	297,783	295,777
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 2.82%, 04/15/33 144A †	1,500,000	1,472,956
Ares XLIII CLO, Ltd., Series 2017-43A, Class A
(Floating, ICE LIBOR USD 3M + 1.22%), 2.44%, 10/15/29 144A †	250,000	247,311
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 4.29%, 04/20/31 144A †	750,000	665,543
Ballyrock CLO, Ltd., Series 2019-2A, Class A1B
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 2.13%, 11/20/30 144A †	500,000	499,991
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	991,440	706,372
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,079,305	1,501,596
	Par	Value
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 2.47%, 07/15/29 144A †	$1,400,000	$1,384,489
BlueMountain CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 2.64%, 04/13/27 144A †	168,156	167,844
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 2.99%, 04/20/27 144A †	800,000	744,021
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.23%, 09/15/35 144A †	2,600,000	2,551,296
Canyon CLO, Ltd., Series 2020-1A, Class B
(Floating, ICE LIBOR USD 3M + 2.75%, 2.75% Floor), 3.15%, 07/15/28 144A †	750,000	750,844
Carlyle Global Market Strategies CLO, Ltd., Series 2014-3RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.05%), 2.04%, 07/27/31 144A †	317,467	312,839
CarMax Auto Owner Trust, Series 2017-2, Class A3
1.93%, 03/15/22	658,058	660,234
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.65% Floor), 1.16%, 05/25/35†	2,649,236	2,617,969
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 1.84%, 01/27/28 144A †	1,487,161	1,473,121
Community Funding CLO, Series 2015-1A, Class A
5.75%, 11/01/27 144A STEP	846,785	855,395
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.48%, 07/25/36†	544,829	538,280
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 3.66%, 08/09/24 144A †	990,000	980,753
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.50% Floor), 0.93%, 03/25/34†	244,056	242,366

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 0.42%, 12/15/35†	$ 40,906	$ 38,877
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, Class 2A
(Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor, 16.00% Cap), 0.32%, 07/15/36†	131,601	125,469
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 2.42%, 07/15/30 144A †	250,000	247,080
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 1.38%, 12/27/66 144A †	1,439,400	1,395,519
Edsouth Indenture No. 7 LLC, Series 2014-3, Class A
(Floating, ICE LIBOR USD 1M + 0.60%), 0.78%, 02/25/36 144A †	543,524	521,749
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 2.42%, 04/15/33 144A †	3,800,000	3,743,224
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,722	110,248
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 0.59%, 02/27/35 144A †	475,007	430,418
Flagship Credit Auto Trust, Series 2019-3, Class A
2.33%, 02/15/24 144A	1,420,173	1,439,412
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 1A1
7.00%, 09/25/37† γ	207	207
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	54,093	54,400
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.95%, 10/29/29 144A †	1,000,000	987,160
	Par	Value
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 2.86%, 10/20/31 144A †	$ 250,000	$ 242,494
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 2.07%, 07/25/27 144A †	430,375	425,822
Halsey Point CLO I, Ltd., Series 2019-1A, Class A1A1
(Floating, ICE LIBOR USD 3M + 1.35%, 1.35% Floor), 3.26%, 01/20/33 144A †	820,000	807,697
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.41%, 05/25/34 144A †	831,402	823,858
Jackson Mill CLO, Ltd., Series 2015-1A, Class DR
(Floating, ICE LIBOR USD 3M + 2.80%, 2.80% Floor), 4.02%, 04/15/27 144A †	750,000	655,170
KKR CLO, Ltd., Series 21, Class A
(Floating, ICE LIBOR USD 3M + 1.00%), 2.22%, 04/15/31 144A †	550,000	532,481
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.29%, 06/15/36 144A †	1,450,000	1,434,619
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 2.46%, 07/15/27 144A †	250,000	248,430
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 2.32%, 08/20/24 144A †	1,274,831	1,297,181
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 1.97%, 04/15/29 144A †	2,750,000	2,682,282
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 3.07%, 04/15/31 144A †	500,000	478,871
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
2.90%, 07/25/59 144A † γ	339,748	353,602

See Notes to Financial Statements.

	Par	Value
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.86%, 10/25/35†	$ 427,220	$ 415,021
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	887,775	859,164
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 1.48%, 03/25/66 144A †	6,000,000	5,823,208
Navient Student Loan Trust, Series 2016-7A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%), 1.33%, 03/25/66 144A †	405,248	400,291
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.23%, 12/27/66 144A †	1,349,275	1,309,889
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 2.19%, 04/15/31 144A †	700,000	684,546
Octagon Investment Partners 45, Ltd., Series 2019-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.33%, 1.33% Floor), 2.55%, 10/15/32 144A †	750,000	745,995
OHA Loan Funding, Ltd., Series 2015-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.34%, 1.34% Floor), 1.73%, 11/15/32 144A †	1,170,000	1,155,670
Orec, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.36%, 06/15/36 144A †	750,000	734,464
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 2.97%, 04/20/32 144A †	600,000	570,650
Penarth Master Issuer PLC, Series 2018-2A, Class A1
(Floating, ICE LIBOR USD 1M + 0.45%), 0.64%, 09/18/22 144A †	1,600,000	1,598,885
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.73%, 05/25/57 144A †	545,877	526,350
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.33%, 09/25/65 144A †	504,098	494,766
	Par	Value
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 1.13%, 11/25/65 144A †	$1,094,569	$1,065,069
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.65%, 0.43% Floor, 14.00% Cap), 0.83%, 11/25/35†	905,297	902,222
Ready Capital Mortgage Financing, Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 0.85%), 1.03%, 06/25/35 144A †	24,952	24,796
Recette CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%), 2.06%, 10/20/27 144A †	167,706	165,795
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.53% Floor, 10.28% Cap), 0.98%, 03/25/35†	207,818	199,484
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	176,493	190,080
Scholar Funding Trust, Series 2010-A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%), 1.64%, 10/28/41 144A †	211,470	208,204
Shackleton CLO, Ltd., Series 2014-6RA, Class A
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 2.15%, 07/17/28 144A †	491,468	479,955
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.43%, 06/15/29†	459,210	452,201
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1
3.50%, 10/28/29 144A	20,408	20,398
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 0.78%, 12/15/27 144A †	1,503,352	1,491,823
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 1.11%, 01/25/27†	81,055	79,914
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 1.13%, 10/25/28†	554,210	542,529
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 1.08%, 01/26/26†	1,234,336	1,227,141
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 2.09%, 07/26/31 144A †	$ 500,000	$ 490,362
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.36%, 05/25/36†	113,785	113,850
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.62% Floor), 1.11%, 07/25/35†	1,270,169	1,246,855
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.52% Floor), 0.96%, 02/25/35 144A †	2,700,000	2,689,142
TIAA CLO II, Ltd., Series 2017-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.28%), 2.42%, 04/20/29 144A †	3,950,000	3,907,763
Tralee CLO III, Ltd., Series 2014-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.03%), 2.17%, 10/20/27 144A †	657,498	647,910
Tralee CLO VI, Ltd., Series 2019-6A, Class AS
(Floating, ICE LIBOR USD 3M + 1.30%), 2.29%, 10/25/32 144A †	620,000	620,287
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.11%, 04/15/29 144A †	2,690,000	2,641,139
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	219,325	233,773
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	216,631	232,882
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.78%, 02/25/43†	337,925	337,050
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 1.59%, 04/15/33 144A †	2,525,000	2,488,967
Vibrant CLO VI, Ltd., Series 2017-6A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%), 1.55%, 06/20/29 144A †	2,750,000	2,712,757
	Par	Value
Voya CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.90%, 0.90% Floor), 2.04%, 01/18/29 144A †	$ 500,000	$ 493,432
Voya CLO, Ltd., Series 2017-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 2.37%, 07/20/30 144A †	4,150,000	4,108,022
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.37%, 10/15/31 144A †	1,500,000	1,476,299
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 2.28%, 04/15/31 144A †	1,700,000	1,666,363
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A
2.98%, 01/18/22 144A	96,249	96,350
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 4.87%, 10/15/31 144A †	750,000	679,600
Zais CLO 13, Ltd., Series 2019-13A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.49%), 2.71%, 07/15/32 144A †	250,000	248,825
Total Asset-Backed Securities (Cost $93,522,762)		91,404,965
CORPORATE BONDS — 31.9%
3M Co.
2.38%, 08/26/29	210,000	227,141
3.05%, 04/15/30	50,000	56,677
3.70%, 04/15/50	895,000	1,069,110
Abbott Laboratories
3.75%, 11/30/26	148,000	172,338
4.75%, 11/30/36	170,000	230,566
4.90%, 11/30/46	210,000	301,992
Acadia Healthcare Co., Inc.
5.63%, 02/15/23	634,000	635,873
Activision Blizzard, Inc.
3.40%, 09/15/26	1,300,000	1,478,495
Adobe, Inc.
2.30%, 02/01/30	650,000	702,883
AEP Transmission Co. LLC
3.65%, 04/01/50	75,000	87,123
Aetna, Inc.
2.80%, 06/15/23	80,000	84,407
AIG Global Funding
2.30%, 07/01/22 144A	150,000	154,640
Air Lease Corporation
3.38%, 07/01/25	655,000	656,858
3.75%, 06/01/26	875,000	883,680
3.25%, 10/01/29	45,000	42,920

See Notes to Financial Statements.

	Par	Value
Air Products and Chemicals, Inc.
2.80%, 05/15/50	$ 125,000	$ 131,729
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A †††	1,700,000	1,722,423
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26Δ	900,000	1,011,147
2.75%, 12/15/29	1,400,000	1,495,893
3.38%, 08/15/31	360,000	402,151
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	417,768
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	295,232
4.25%, 06/15/28 144A	75,000	87,257
Ally Financial, Inc.
3.88%, 05/21/24	70,000	72,442
Amazon.com, Inc.
0.80%, 06/03/25Δ	310,000	313,083
1.20%, 06/03/27	390,000	396,271
3.15%, 08/22/27	270,000	309,204
1.50%, 06/03/30	360,000	365,177
3.88%, 08/22/37	160,000	198,366
4.95%, 12/05/44	245,000	350,437
4.05%, 08/22/47	315,000	410,505
2.50%, 06/03/50	310,000	319,924
4.25%, 08/22/57	160,000	214,009
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 6.00%, 02/12/23 144A †	1,463,564	1,449,828
Amdocs, Ltd.
2.54%, 06/15/30	1,975,000	1,959,867
Ameren Corporation
3.50%, 01/15/31	125,000	140,635
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	845,110	648,426
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	539,477
3.88%, 01/30/31	175,000	184,066
American Electric Power Co., Inc.
2.30%, 03/01/30	275,000	277,275
American Express Co.
2.50%, 07/30/24	170,000	180,139
4.05%, 12/03/42	30,000	36,349
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	345,098
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.45%), 0.84%, 02/15/22†	3,200,000	3,193,639
American International Group, Inc.
4.88%, 06/01/22	150,000	161,948
4.13%, 02/15/24	75,000	83,754
2.50%, 06/30/25	150,000	158,973
3.90%, 04/01/26	885,000	1,000,642
4.20%, 04/01/28	1,850,000	2,097,922
3.40%, 06/30/30	625,000	677,139
	Par	Value
6.25%, 03/15/37	$ 278,000	$ 270,210
American Tower Corporation REIT
3.38%, 05/15/24	825,000	896,822
3.38%, 10/15/26	1,500,000	1,669,707
2.10%, 06/15/30	525,000	527,444
American Tower Trust #1 REIT
3.07%, 03/15/23 144A	940,000	963,674
Amgen, Inc.
3.63%, 05/22/24	50,000	54,860
4.66%, 06/15/51	59,000	78,800
Anthem, Inc.
2.95%, 12/01/22	390,000	411,331
3.35%, 12/01/24	130,000	142,825
3.65%, 12/01/27	250,000	285,022
Apache Corporation
3.25%, 04/15/22	24,000	23,230
4.38%, 10/15/28	50,000	44,183
4.25%, 01/15/30	110,000	95,271
5.10%, 09/01/40	180,000	148,138
4.75%, 04/15/43	60,000	48,397
4.25%, 01/15/44	800,000	609,481
Apple, Inc.
2.00%, 11/13/20	260,000	261,662
1.55%, 08/04/21Δ	20,000	20,298
1.13%, 05/11/25	630,000	644,037
2.45%, 08/04/26	595,000	646,996
2.90%, 09/12/27	600,000	673,066
4.45%, 05/06/44	25,000	33,530
2.95%, 09/11/49	30,000	32,790
Applied Materials, Inc.
1.75%, 06/01/30	300,000	307,290
4.35%, 04/01/47	50,000	64,349
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	680,872
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	262,582
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	170,874
Ares Capital Corporation
3.25%, 07/15/25Δ	75,000	72,872
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,275,096
AT&T, Inc.
3.00%, 02/15/22	170,000	177,044
3.00%, 06/30/22	475,000	496,226
3.80%, 03/01/24	65,000	71,525
4.45%, 04/01/24	725,000	814,955
3.40%, 05/15/25	1,915,000	2,105,867
3.60%, 07/15/25	325,000	361,275
4.13%, 02/17/26	965,000	1,100,522
4.25%, 03/01/27	1,400,000	1,595,705
2.30%, 06/01/27	1,630,000	1,690,129
2.75%, 06/01/31	550,000	573,980
5.25%, 03/01/37	225,000	278,521
4.90%, 08/15/37	200,000	240,934
4.85%, 03/01/39	1,400,000	1,690,712
6.10%, 07/15/40	140,000	187,128
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 06/01/41	$ 400,000	$ 420,854
4.35%, 06/15/45	360,000	405,754
5.45%, 03/01/47	575,000	753,567
4.50%, 03/09/48	230,000	272,331
Athene Holding, Ltd.
4.13%, 01/12/28Δ	50,000	51,613
AutoNation, Inc.
4.75%, 06/01/30	225,000	244,279
Avangrid, Inc.
3.20%, 04/15/25	275,000	301,079
Aviation Capital Group LLC
3.88%, 05/01/23 144A	500,000	475,425
Bank of America Corporation
3.30%, 01/11/23	120,000	128,120
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	345,750
(Floating, ICE LIBOR USD 3M + 0.79%), 1.12%, 03/05/24†	1,500,000	1,495,615
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	566,768
4.00%, 04/01/24	420,000	466,448
(Floating, ICE LIBOR USD 3M + 0.96%), 2.00%, 07/23/24†	900,000	902,494
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	600,000	650,480
4.20%, 08/26/24	1,295,000	1,438,536
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	311,124
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ ^	150,000	161,500
4.00%, 01/22/25	440,000	486,222
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,381,485
4.45%, 03/03/26	420,000	483,892
3.50%, 04/19/26	1,260,000	1,419,442
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	60,228
4.25%, 10/22/26	480,000	551,050
3.25%, 10/21/27	875,000	965,569
4.18%, 11/25/27	825,000	945,253
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	860,000	964,521
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	773,527
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	619,650
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	541,374
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	78,730
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	610,000	646,875
6.11%, 01/29/37	500,000	705,584
5.00%, 01/21/44	790,000	1,090,847
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49Δ ^	270,000	327,239
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	220,087
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	2,165,000	2,725,566
	Par	Value
Barrick North America Finance LLC
5.70%, 05/30/41	$ 150,000	$ 202,183
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	217,240
Becton, Dickinson and Co.
(Floating, ICE LIBOR USD 3M + 0.88%), 1.18%, 12/29/20†	600,000	600,049
3.36%, 06/06/24	830,000	896,275
3.73%, 12/15/24	171,000	188,749
3.70%, 06/06/27	685,000	766,088
2.82%, 05/20/30	650,000	688,644
4.69%, 12/15/44	270,000	333,252
4.67%, 06/06/47	575,000	706,207
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	452,986
3.70%, 07/15/30 144A	400,000	469,937
4.45%, 01/15/49	60,000	77,080
4.25%, 10/15/50 144A	50,000	63,255
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30	725,000	746,397
4.25%, 01/15/49	460,000	590,623
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	100,000	99,723
BMW US Capital LLC
1.85%, 09/15/21 144A Δ	60,000	60,566
Boeing Co. (The)
4.88%, 05/01/25	850,000	927,320
2.70%, 02/01/27	70,000	68,435
2.80%, 03/01/27	110,000	106,277
5.15%, 05/01/30	580,000	647,958
3.25%, 02/01/35	650,000	593,343
6.63%, 02/15/38	210,000	251,269
3.55%, 03/01/38	70,000	63,912
5.71%, 05/01/40	340,000	388,243
3.75%, 02/01/50	200,000	179,888
5.81%, 05/01/50	1,800,000	2,130,641
5.93%, 05/01/60	240,000	285,822
Booking Holdings, Inc.
4.10%, 04/13/25	175,000	196,629
3.60%, 06/01/26	65,000	71,387
Boston Properties LP REIT
4.13%, 05/15/21	75,000	76,525
4.50%, 12/01/28	930,000	1,113,839
Boston Scientific Corporation
2.65%, 06/01/30	1,900,000	1,982,487
BP Capital Markets America, Inc.
2.94%, 04/06/23	30,000	31,741
3.22%, 11/28/23	370,000	397,629
3.79%, 02/06/24	50,000	54,630
3.80%, 09/21/25Δ	5,000	5,650
3.12%, 05/04/26	570,000	623,485
3.59%, 04/14/27	50,000	55,284
4.23%, 11/06/28	1,550,000	1,802,268
3.63%, 04/06/30	490,000	557,146
3.00%, 02/24/50	620,000	611,035

See Notes to Financial Statements.

	Par	Value
Brighthouse Financial, Inc.
3.70%, 06/22/27	$ 840,000	$ 857,108
Bristol-Myers Squibb Co.
2.25%, 08/15/21 144A	270,000	275,184
2.60%, 05/16/22 144A	300,000	311,994
3.55%, 08/15/22 144A	170,000	180,659
2.90%, 07/26/24 144A	750,000	812,229
3.88%, 08/15/25 144A	1,735,000	1,975,051
3.20%, 06/15/26 144A	120,000	134,771
3.40%, 07/26/29 144A	500,000	582,965
4.63%, 05/15/44 144A	50,000	66,709
5.00%, 08/15/45 144A	110,000	153,794
4.25%, 10/26/49 144A	100,000	132,532
Brixmor Operating Partnership LP REIT
4.13%, 05/15/29	65,000	67,612
Broadcom Corporation
3.13%, 01/15/25	625,000	668,032
3.88%, 01/15/27	1,675,000	1,811,554
3.50%, 01/15/28	28,000	29,660
Broadcom, Inc.
2.25%, 11/15/23 144A	410,000	423,961
3.63%, 10/15/24 144A	985,000	1,070,505
4.70%, 04/15/25 144A	1,985,000	2,239,035
3.15%, 11/15/25 144A	470,000	500,843
4.25%, 04/15/26 144A	730,000	813,035
3.46%, 09/15/26 144A Δ	3,431,000	3,684,542
Burlington Northern Santa Fe LLC
4.15%, 12/15/48	45,000	56,477
Camden Property Trust REIT
3.15%, 07/01/29	65,000	72,174
Cameron LNG LLC
2.90%, 07/15/31 144A	90,000	96,494
3.30%, 01/15/35 144A	610,000	674,481
Campbell Soup Co.
3.95%, 03/15/25	65,000	73,093
Capital One Financial Corporation
3.50%, 06/15/23	325,000	348,105
3.90%, 01/29/24	65,000	70,733
3.30%, 10/30/24	345,000	371,435
Carrier Global Corporation
1.92%, 02/15/23 144A	80,000	81,599
2.24%, 02/15/25 144A	240,000	245,645
2.49%, 02/15/27 144A	1,265,000	1,290,566
2.72%, 02/15/30 144A	2,175,000	2,188,948
2.70%, 02/15/31 144A	120,000	119,869
3.38%, 04/05/40 144A	130,000	127,387
3.58%, 04/05/50 144A	140,000	138,432
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 144A	130,000	135,177
Caterpillar, Inc.
3.25%, 04/09/50	200,000	224,038
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	814,479
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,711,078
	Par	Value
Charles Schwab Corporation (The)
3.25%, 05/22/29	$ 10,000	$ 11,265
Charter Communications Operating LLC
4.50%, 02/01/24	50,000	55,357
4.91%, 07/23/25	5,690,000	6,525,462
4.20%, 03/15/28	510,000	572,428
5.05%, 03/30/29	460,000	543,371
6.38%, 10/23/35	40,000	52,968
6.48%, 10/23/45	90,000	119,418
4.80%, 03/01/50	130,000	144,477
Chevron Corporation
1.55%, 05/11/25	2,210,000	2,274,217
2.95%, 05/16/26	350,000	387,950
2.00%, 05/11/27	100,000	104,810
3.08%, 05/11/50	30,000	31,946
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,507,342
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	90,437
3.35%, 05/03/26	120,000	136,865
Cigna Corporation
3.40%, 09/17/21	240,000	248,031
3.75%, 07/15/23	2,334,000	2,534,953
4.13%, 11/15/25	245,000	281,768
4.38%, 10/15/28	460,000	544,781
2.40%, 03/15/30	550,000	571,412
4.80%, 08/15/38	400,000	507,803
3.20%, 03/15/40	750,000	797,373
Cimarex Energy Co.
3.90%, 05/15/27	725,000	734,169
4.38%, 03/15/29	300,000	308,561
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	187,023
3.70%, 04/01/27	190,000	216,104
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	109,498
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	170,200
3.50%, 05/15/23	1,000,000	1,065,901
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	2,190,000	2,235,195
(Variable, ICE LIBOR USD 3M + 1.02%), 4.04%, 06/01/24^	560,000	609,090
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	650,000	646,644
4.40%, 06/10/25	450,000	504,251
5.50%, 09/13/25	290,000	344,284
(Variable, U.S. SOFR + 2.75%), 3.11%, 04/08/26^	190,000	204,724
3.40%, 05/01/26	2,075,000	2,302,614
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ ^	150,000	159,256
3.20%, 10/21/26	500,000	548,519
4.30%, 11/20/26	1,675,000	1,905,072
4.45%, 09/29/27	1,080,000	1,233,775
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	$ 150,000	$ 167,345
4.13%, 07/25/28	1,325,000	1,501,900
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	790,000	938,491
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	590,000	611,015
6.63%, 06/15/32	50,000	68,618
(Variable, ICE LIBOR USD 3M + 1.17%), 3.88%, 01/24/39^	30,000	34,695
8.13%, 07/15/39	60,000	104,034
6.68%, 09/13/43	10,000	15,458
5.30%, 05/06/44	24,000	31,886
4.65%, 07/30/45	894,000	1,154,489
4.75%, 05/18/46	40,000	50,963
4.65%, 07/23/48	200,000	262,232
Citizens Bank NA
3.25%, 02/14/22	425,000	440,331
Citizens Financial Group, Inc.
2.85%, 07/27/26	65,000	70,439
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,820,000	1,987,322
Coca-Cola Co. (The)
2.95%, 03/25/25	145,000	159,683
2.88%, 10/27/25	65,000	72,287
3.38%, 03/25/27	120,000	137,741
1.45%, 06/01/27	265,000	272,922
4.13%, 03/25/40	110,000	139,965
2.50%, 06/01/40	20,000	20,729
4.20%, 03/25/50	960,000	1,257,161
2.60%, 06/01/50	130,000	131,599
Comcast Corporation
3.70%, 04/15/24	425,000	470,628
3.10%, 04/01/25	245,000	270,382
3.38%, 08/15/25	275,000	306,546
3.95%, 10/15/25	477,000	547,002
3.15%, 03/01/26	130,000	145,350
3.30%, 02/01/27	344,000	386,301
3.30%, 04/01/27	635,000	713,625
4.15%, 10/15/28	970,000	1,163,626
3.40%, 04/01/30	150,000	171,654
4.25%, 10/15/30	810,000	993,411
5.65%, 06/15/35	420,000	594,415
6.50%, 11/15/35	30,000	45,681
3.90%, 03/01/38	30,000	35,669
3.25%, 11/01/39	400,000	444,354
3.75%, 04/01/40	165,000	193,884
3.40%, 07/15/46	50,000	55,644
4.00%, 03/01/48	40,000	48,725
4.70%, 10/15/48	200,000	269,450
3.45%, 02/01/50	1,220,000	1,402,207
Comerica, Inc.
3.70%, 07/31/23	35,000	37,752
CommonSpirit Health
4.35%, 11/01/42	40,000	41,717
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	348,439
	Par	Value
Conagra Brands, Inc.
3.25%, 09/15/22	$1,300,000	$1,364,859
4.60%, 11/01/25	65,000	75,009
Concho Resources, Inc.
4.38%, 01/15/25	70,000	72,258
3.75%, 10/01/27	170,000	181,214
4.30%, 08/15/28	480,000	527,176
ConocoPhillips Co.
6.95%, 04/15/29	220,000	306,820
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	147,940
3.95%, 04/01/50	140,000	169,302
Continental Resources, Inc.
4.50%, 04/15/23	1,855,000	1,779,001
3.80%, 06/01/24	210,000	196,915
4.38%, 01/15/28	430,000	379,264
4.90%, 06/01/44	10,000	7,984
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	640,972
Costco Wholesale Corporation
1.60%, 04/20/30	550,000	556,633
Cox Communications, Inc.
3.35%, 09/15/26 144A	45,000	49,830
3.50%, 08/15/27 144A	35,000	38,698
CRH America Finance, Inc.
3.95%, 04/04/28 144A	500,000	549,547
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	584,409
3.15%, 07/15/23	2,325,000	2,482,897
3.10%, 11/15/29	70,000	75,189
3.30%, 07/01/30	525,000	578,637
4.15%, 07/01/50	50,000	58,860
CSX Corporation
3.25%, 06/01/27	65,000	72,742
3.80%, 04/15/50	25,000	29,762
CVS Health Corporation
3.35%, 03/09/21	112,000	114,230
2.75%, 12/01/22	210,000	219,211
3.70%, 03/09/23	1,300,000	1,396,638
4.00%, 12/05/23	830,000	910,994
2.63%, 08/15/24	205,000	219,016
4.10%, 03/25/25	790,000	894,009
3.88%, 07/20/25	848,000	953,653
2.88%, 06/01/26	40,000	43,367
3.63%, 04/01/27	200,000	224,930
4.30%, 03/25/28	2,370,000	2,773,682
3.75%, 04/01/30	290,000	334,790
4.13%, 04/01/40	80,000	94,761
5.13%, 07/20/45	250,000	322,617
5.05%, 03/25/48	730,000	957,792
4.25%, 04/01/50	330,000	396,099
CVS Pass-Through Trust
6.94%, 01/10/30	551,832	632,175

See Notes to Financial Statements.

	Par	Value
CyrusOne LP REIT
2.90%, 11/15/24	$1,500,000	$1,577,757
D.R. Horton, Inc.
4.38%, 09/15/22	800,000	850,385
DAE Funding LLC
5.00%, 08/01/24 144A	700,000	658,430
Daimler Finance North America LLC
3.75%, 11/05/21 144A	1,600,000	1,654,815
3.40%, 02/22/22 144A Δ	1,700,000	1,757,062
2.70%, 06/14/24 144A	1,900,000	1,965,094
8.50%, 01/18/31	25,000	38,120
DCP Midstream Operating LP
6.45%, 11/03/36 144A	60,000	54,258
Deere & Co.
3.10%, 04/15/30	50,000	56,764
3.75%, 04/15/50	890,000	1,100,103
Dell International LLC
4.42%, 06/15/21 144A	2,520,000	2,590,655
5.45%, 06/15/23 144A	2,775,000	3,036,515
4.00%, 07/15/24 144A	55,000	59,353
6.02%, 06/15/26 144A	1,055,000	1,210,420
8.10%, 07/15/36 144A	175,000	231,004
8.35%, 07/15/46 144A	75,000	100,158
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A
6.82%, 08/10/22	241,838	237,539
Delta Air Lines, Inc.
7.00%, 05/01/25 144A	1,780,000	1,839,309
Depository Trust & Clearing Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.17%), 3.48%, 09/15/20 144A † ρ	750,000	667,661
Devon Energy Corporation
5.85%, 12/15/25	552,000	609,797
5.60%, 07/15/41	312,000	304,956
4.75%, 05/15/42	340,000	298,902
5.00%, 06/15/45	910,000	810,287
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	675,000	709,877
2.60%, 11/15/29	225,000	239,936
3.25%, 11/15/39	30,000	33,189
3.40%, 11/15/49	35,000	39,545
Diamond Sports Group LLC
5.38%, 08/15/26 144A	405,000	295,176
Diamondback Energy, Inc.
5.38%, 05/31/25	70,000	72,104
3.25%, 12/01/26	90,000	90,617
3.50%, 12/01/29	160,000	155,279
Discover Financial Services
3.75%, 03/04/25	450,000	484,965
Discovery Communications LLC
4.90%, 03/11/26	45,000	51,855
3.63%, 05/15/30	1,800,000	1,971,072
DISH DBS Corporation
5.88%, 11/15/24	410,000	408,653
Dollar Tree, Inc.
4.00%, 05/15/25	390,000	439,438
	Par	Value
4.20%, 05/15/28	$ 400,000	$ 464,629
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	726,511
3.38%, 04/01/30	225,000	248,872
Dow Chemical Co. (The)
4.38%, 11/15/42	40,000	44,755
DTE Energy Co.
2.25%, 11/01/22	343,000	354,375
Duke Energy Corporation
3.75%, 04/15/24	200,000	219,094
3.15%, 08/15/27	550,000	610,004
2.45%, 06/01/30	1,800,000	1,901,066
3.75%, 09/01/46	30,000	34,037
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	405,061
Duke Realty LP REIT
1.75%, 07/01/30	300,000	298,699
DuPont de Nemours, Inc.
4.21%, 11/15/23	385,000	422,259
4.49%, 11/15/25	350,000	402,761
4.73%, 11/15/28	350,000	421,327
5.42%, 11/15/48	25,000	32,983
East Ohio Gas Co. (The)
1.30%, 06/15/25 144A	175,000	176,031
2.00%, 06/15/30 144A	125,000	125,157
Eaton Corporation
2.75%, 11/02/22	410,000	431,442
4.15%, 11/02/42	200,000	236,779
Ecolab, Inc.
3.95%, 12/01/47	68,000	85,295
Elanco Animal Health, Inc.
5.02%, 08/28/23	225,000	237,234
Emory University
1.57%, 09/01/25	1,600,000	1,635,199
Enable Midstream Partners LP
4.95%, 05/15/28	900,000	834,991
Energizer Holdings, Inc.
7.75%, 01/15/27 144A	425,000	454,149
Energy Transfer Operating LP
4.65%, 06/01/21	150,000	153,217
4.20%, 09/15/23	625,000	664,844
4.50%, 04/15/24	230,000	249,644
4.05%, 03/15/25	65,000	69,016
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ ^	200,000	168,348
4.75%, 01/15/26	40,000	43,457
5.50%, 06/01/27	1,175,000	1,311,503
4.95%, 06/15/28	110,000	118,204
5.25%, 04/15/29	935,000	1,025,235
3.75%, 05/15/30	320,000	318,492
5.30%, 04/15/47	200,000	193,874
6.00%, 06/15/48	50,000	51,930
6.25%, 04/15/49	70,000	74,309
Energy Transfer Partners LP
4.50%, 11/01/23	310,000	333,141
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Entercom Media Corporation
6.50%, 05/01/27 144A	$ 175,000	$ 157,686
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,423,315
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	684,858
3.13%, 07/31/29	100,000	107,248
2.80%, 01/31/30	570,000	594,838
7.55%, 04/15/38	50,000	69,442
5.70%, 02/15/42	60,000	73,677
4.85%, 03/15/44	50,000	58,093
4.80%, 02/01/49	30,000	35,902
4.20%, 01/31/50	380,000	425,845
3.70%, 01/31/51	150,000	157,830
3.95%, 01/31/60	120,000	124,923
(Variable, ICE LIBOR USD 3M + 2.78%), 3.13%, 06/01/67†	455,000	355,694
EOG Resources, Inc.
4.15%, 01/15/26	160,000	184,292
4.38%, 04/15/30	40,000	47,817
3.90%, 04/01/35	260,000	303,940
4.95%, 04/15/50	260,000	333,069
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,147,039
EQM Midstream Partners LP
4.75%, 07/15/23	475,000	479,028
4.13%, 12/01/26	1,800,000	1,653,183
5.50%, 07/15/28Δ	300,000	286,419
Equitable Holdings, Inc.
4.35%, 04/20/28	1,365,000	1,535,563
ERAC USA Finance LLC
4.50%, 08/16/21 144A	709,000	732,012
Exelon Corporation
4.05%, 04/15/30	325,000	376,034
5.63%, 06/15/35	415,000	545,828
4.70%, 04/15/50	25,000	31,948
Exelon Generation Co. LLC
3.25%, 06/01/25	1,600,000	1,729,465
Expedia Group, Inc.
5.00%, 02/15/26	65,000	66,948
3.80%, 02/15/28	300,000	287,536
Exxon Mobil Corporation
1.57%, 04/15/23	50,000	51,351
2.99%, 03/19/25	660,000	717,398
3.04%, 03/01/26	280,000	307,941
3.48%, 03/19/30	540,000	615,811
4.11%, 03/01/46	230,000	277,185
4.33%, 03/19/50	190,000	238,046
Federal Realty Investment Trust REIT
3.50%, 06/01/30	1,900,000	2,008,242
Fifth Third Bancorp
2.38%, 01/28/25	375,000	396,263
FirstEnergy Corporation
4.25%, 03/15/23	290,000	313,790
1.60%, 01/15/26	100,000	101,013
3.90%, 07/15/27	690,000	781,756
2.65%, 03/01/30	750,000	784,464
2.25%, 09/01/30	325,000	327,510
	Par	Value
7.38%, 11/15/31	$1,800,000	$2,632,168
Fiserv, Inc.
3.80%, 10/01/23	225,000	245,983
2.75%, 07/01/24	1,090,000	1,162,933
3.85%, 06/01/25	65,000	73,459
3.20%, 07/01/26	725,000	803,083
4.20%, 10/01/28	375,000	440,332
Florida Power & Light Co.
3.80%, 12/15/42	425,000	513,285
Ford Motor Credit Co. LLC
3.16%, 08/04/20	225,000	224,342
5.75%, 02/01/21	200,000	201,510
3.34%, 03/18/21	1,850,000	1,836,745
5.88%, 08/02/21	770,000	779,024
2.98%, 08/03/22	1,800,000	1,731,960
Fortive Corporation
3.15%, 06/15/26	65,000	71,257
Fox Corporation
4.03%, 01/25/24	480,000	532,406
4.71%, 01/25/29	470,000	565,388
3.50%, 04/08/30	125,000	139,872
5.48%, 01/25/39	300,000	401,609
5.58%, 01/25/49	80,000	111,590
Freeport-McMoRan, Inc.
3.55%, 03/01/22	20,000	20,045
3.88%, 03/15/23	10,000	10,020
4.55%, 11/14/24	10,000	10,189
5.45%, 03/15/43	192,000	188,810
GE Capital Funding LLC
4.05%, 05/15/27 144A	1,900,000	2,004,751
General Dynamics Corporation
3.50%, 05/15/25	40,000	44,778
4.25%, 04/01/40	30,000	37,455
4.25%, 04/01/50	450,000	585,064
General Electric Co.
3.15%, 09/07/22	230,000	240,964
2.70%, 10/09/22	75,000	77,989
3.10%, 01/09/23	250,000	261,919
3.45%, 05/01/27	195,000	199,763
3.63%, 05/01/30	525,000	526,675
6.75%, 03/15/32	80,000	97,407
6.88%, 01/10/39	500,000	614,931
4.25%, 05/01/40	325,000	324,047
4.35%, 05/01/50	1,105,000	1,094,662
General Mills, Inc.
4.20%, 04/17/28	600,000	710,711
General Motors Co.
5.40%, 10/02/23	535,000	578,904
4.00%, 04/01/25	200,000	207,806
6.13%, 10/01/25	190,000	213,739
5.15%, 04/01/38	50,000	47,978
5.95%, 04/01/49	50,000	52,636
General Motors Financial Co., Inc.
3.20%, 07/13/20	1,000,000	1,000,475
2.45%, 11/06/20	130,000	130,211
4.38%, 09/25/21	400,000	410,911
3.45%, 04/10/22	230,000	234,576

See Notes to Financial Statements.

	Par	Value
5.20%, 03/20/23	$1,900,000	$2,031,852
4.15%, 06/19/23	65,000	67,968
4.30%, 07/13/25	300,000	312,970
4.35%, 01/17/27	590,000	611,313
5.65%, 01/17/29	100,000	112,607
Genesis Energy LP
6.50%, 10/01/25	400,000	343,246
Gilead Sciences, Inc.
2.55%, 09/01/20	80,000	80,291
3.70%, 04/01/24	230,000	254,563
4.50%, 02/01/45	300,000	390,722
4.75%, 03/01/46	20,000	27,074
Glencore Funding LLC
3.00%, 10/27/22 144A	10,000	10,330
4.13%, 05/30/23 144A	20,000	21,398
4.13%, 03/12/24 144A	1,185,000	1,271,525
4.63%, 04/29/24 144A	658,000	726,832
4.00%, 03/27/27 144A	535,000	574,226
3.88%, 10/27/27 144A	350,000	374,328
Global Payments, Inc.
2.65%, 02/15/25	400,000	424,268
3.20%, 08/15/29	225,000	241,496
2.90%, 05/15/30	1,600,000	1,681,086
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/03/20† ρ	3,000	2,530
Goldman Sachs Group, Inc. (The)
5.25%, 07/27/21	160,000	168,036
3.20%, 02/23/23	250,000	265,362
3.85%, 07/08/24	150,000	165,474
3.50%, 01/23/25	1,700,000	1,852,952
3.50%, 04/01/25	320,000	351,263
4.25%, 10/21/25	1,170,000	1,318,007
3.50%, 11/16/26	700,000	770,401
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	690,000	780,546
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	480,000	558,853
6.75%, 10/01/37	110,000	160,329
6.25%, 02/01/41	750,000	1,125,986
5.15%, 05/22/45	330,000	435,798
4.75%, 10/21/45	530,000	693,360
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	1,082,836
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A Δ	225,000	255,390
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	100,437
Halliburton Co.
3.80%, 11/15/25	42,000	45,397
5.00%, 11/15/45	230,000	236,438
Hartford Financial Services Group, Inc. (The)
2.80%, 08/19/29Δ	35,000	37,132
HCA, Inc.
5.38%, 02/01/25	600,000	644,433
5.25%, 04/15/25	120,000	137,712
	Par	Value
5.25%, 06/15/26	$ 10,000	$ 11,567
5.38%, 09/01/26	1,600,000	1,745,920
5.50%, 06/15/47	50,000	61,028
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,515,848
Healthpeak Properties, Inc. REIT
3.50%, 07/15/29	65,000	70,899
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000,000	1,030,362
4.45%, 10/02/23	1,350,000	1,474,026
4.65%, 10/01/24	550,000	618,189
4.90%, 10/15/25	945,000	1,091,529
6.35%, 10/15/45	155,000	190,331
Home Depot, Inc. (The)
2.50%, 04/15/27	150,000	164,592
3.90%, 12/06/28	270,000	323,182
2.70%, 04/15/30	170,000	187,072
3.30%, 04/15/40	450,000	507,011
4.50%, 12/06/48	25,000	33,630
3.35%, 04/15/50	1,160,000	1,331,799
Honeywell International, Inc.
1.35%, 06/01/25	180,000	184,476
Humana, Inc.
3.15%, 12/01/22	70,000	73,412
4.50%, 04/01/25	40,000	45,571
3.95%, 03/15/27	150,000	170,316
4.63%, 12/01/42	60,000	72,966
4.95%, 10/01/44	70,000	92,150
4.80%, 03/15/47	10,000	13,078
Huntington Bancshares, Inc.
4.00%, 05/15/25Δ	550,000	623,709
Huntsman International LLC
4.50%, 05/01/29	330,000	347,433
Hyatt Hotels Corporation
5.38%, 04/23/25	55,000	58,342
Hyundai Capital America
2.75%, 09/27/26Δ	70,000	69,820
IHS Markit, Ltd.
4.00%, 03/01/26 144A	1,125,000	1,237,854
Intel Corporation
3.70%, 07/29/25	80,000	90,955
4.60%, 03/25/40	120,000	158,941
3.73%, 12/08/47	76,000	90,336
4.75%, 03/25/50	800,000	1,132,907
4.95%, 03/25/60	230,000	339,629
Intercontinental Exchange, Inc.
3.00%, 06/15/50	1,825,000	1,897,211
International Business Machines Corporation
3.00%, 05/15/24	720,000	780,120
International Lease Finance Corporation
8.63%, 01/15/22	420,000	451,409
Intuit, Inc.
1.35%, 07/15/27	175,000	176,094
1.65%, 07/15/30	125,000	124,913
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
ITC Holdings Corporation
2.95%, 05/14/30 144A	$1,900,000	$2,027,897
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	2,074,395	1,977,032
JM Smucker Co. (The)
2.38%, 03/15/30	225,000	230,214
Johnson & Johnson
2.45%, 03/01/26	110,000	120,301
3.63%, 03/03/37	390,000	466,555
JPMorgan Chase & Co.
4.40%, 07/22/20	230,000	230,490
(Variable, ICE LIBOR USD 3M + 3.80%), 4.49%, 11/01/20† ρ	1,260,000	1,195,318
4.35%, 08/15/21	70,000	73,068
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	1,000,000	1,070,944
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	770,000	783,186
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,775,000	1,926,324
3.88%, 09/10/24	860,000	954,102
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	2,900,000	3,197,039
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	875,000	782,031
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	950,000	995,716
3.30%, 04/01/26	65,000	72,708
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	478,312
2.95%, 10/01/26	700,000	769,452
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	997,424
4.25%, 10/01/27	780,000	908,915
3.63%, 12/01/27	900,000	996,107
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,520,000	1,699,580
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	446,002
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	203,739
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	91,616
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	1,385,000	1,465,896
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	300,000	318,859
4.95%, 06/01/45	400,000	538,980
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	320,000	346,270
Keurig Dr. Pepper, Inc.
4.06%, 05/25/23	475,000	518,077
4.42%, 05/25/25	65,000	74,997
5.09%, 05/25/48	475,000	631,609
3.80%, 05/01/50	100,000	113,518
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	514,520
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	413,445
	Par	Value
4.75%, 12/15/28	$1,750,000	$1,965,111
Kimberly-Clark Corporation
2.88%, 02/07/50	5,000	5,452
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	548,470
3.50%, 09/01/23	2,250,000	2,403,949
4.25%, 09/01/24	980,000	1,079,657
Kinder Morgan, Inc.
4.30%, 06/01/25	30,000	33,680
4.30%, 03/01/28	60,000	68,086
5.20%, 03/01/48	10,000	12,064
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	37,006
Kraft Heinz Foods Co.
3.95%, 07/15/25	57,000	60,518
3.00%, 06/01/26	320,000	322,772
4.25%, 03/01/31 144A	60,000	63,752
L3Harris Technologies, Inc.
5.05%, 04/27/45	110,000	144,964
Lam Research Corporation
1.90%, 06/15/30	350,000	358,228
4.88%, 03/15/49	35,000	48,617
Lear Corporation
3.80%, 09/15/27	15,000	15,235
Legg Mason, Inc.
5.63%, 01/15/44	30,000	37,037
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	2,240
0.00%, 01/24/13#	2,300,000	25,760
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 08/06/20Ψ ††† #	2,330,000	—
Level 3 Financing, Inc.
5.63%, 02/01/23	1,050,000	1,054,006
3.40%, 03/01/27 144A	1,600,000	1,695,640
Life Storage LP REIT
3.88%, 12/15/27	900,000	982,756
Lincoln National Corporation
3.05%, 01/15/30	20,000	21,100
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	42,554
3.55%, 01/15/26	310,000	356,651
4.50%, 05/15/36	50,000	65,085
Lowe's Cos., Inc.
4.50%, 04/15/30	110,000	135,217
5.00%, 04/15/40	690,000	902,670
5.13%, 04/15/50	1,415,000	1,939,486
Marathon Petroleum Corporation
5.13%, 12/15/26	30,000	34,547
3.80%, 04/01/28	125,000	133,196
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,474,120
3.13%, 06/15/26	70,000	68,145
Mars, Inc.
2.70%, 04/01/25 144A	400,000	428,708
3.20%, 04/01/30 144A	475,000	541,283

See Notes to Financial Statements.

	Par	Value
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	$1,100,000	$1,248,422
4.38%, 03/15/29	500,000	595,788
Mastercard, Inc.
3.30%, 03/26/27	250,000	283,571
3.85%, 03/26/50	310,000	387,463
McDonald’s Corporation
3.30%, 07/01/25	170,000	189,075
1.45%, 09/01/25	40,000	41,058
3.70%, 01/30/26	350,000	397,081
3.50%, 03/01/27	360,000	407,967
3.50%, 07/01/27	60,000	68,234
3.80%, 04/01/28	90,000	105,293
3.60%, 07/01/30	160,000	184,455
4.45%, 09/01/48	50,000	61,879
3.63%, 09/01/49	130,000	143,297
4.20%, 04/01/50	1,085,000	1,321,442
McKesson Corporation
3.80%, 03/15/24	65,000	71,331
Medtronic, Inc.
3.50%, 03/15/25	14,000	15,809
4.63%, 03/15/45	36,000	48,563
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	380,569
MetLife, Inc.
6.40%, 12/15/36	50,000	59,143
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	1,700,000	1,926,758
Microchip Technology, Inc.
3.92%, 06/01/21	350,000	356,901
2.67%, 09/01/23 144A	675,000	695,292
Micron Technology, Inc.
2.50%, 04/24/23	250,000	260,035
Microsoft Corporation
2.88%, 02/06/24	470,000	506,880
2.70%, 02/12/25	120,000	130,899
2.40%, 08/08/26	1,540,000	1,682,224
3.30%, 02/06/27	800,000	916,194
3.45%, 08/08/36	10,000	12,100
4.10%, 02/06/37	32,000	41,364
2.53%, 06/01/50	18,000	18,873
3.95%, 08/08/56	108,000	139,250
2.68%, 06/01/60	22,000	23,029
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	418,031
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	290,000	291,450
Mondelez International, Inc.
1.50%, 05/04/25	670,000	684,212
Morgan Stanley
5.50%, 07/24/20	550,000	551,689
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24Δ ^	225,000	242,336
3.70%, 10/23/24	1,150,000	1,275,989
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	769,649
4.00%, 07/23/25	65,000	73,751
	Par	Value
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	$ 750,000	$ 781,802
3.63%, 01/20/27	1,475,000	1,666,809
3.95%, 04/23/27	1,375,000	1,548,936
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	220,000	250,636
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	570,000	679,608
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	650,000	689,409
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	1,400,000	1,602,662
4.30%, 01/27/45	30,000	37,817
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	400,000	611,204
MPLX LP
4.88%, 12/01/24	230,000	255,599
4.88%, 06/01/25	100,000	111,746
4.13%, 03/01/27	15,000	15,992
4.25%, 12/01/27	35,000	38,005
4.00%, 03/15/28	50,000	52,723
4.80%, 02/15/29	250,000	278,312
4.50%, 04/15/38	430,000	430,595
5.20%, 03/01/47	15,000	15,820
4.70%, 04/15/48	570,000	576,272
5.50%, 02/15/49	595,000	660,381
MPT Operating Partnership LP REIT
4.63%, 08/01/29	435,000	437,923
Mylan, Inc.
5.40%, 11/29/43	60,000	75,307
Nasdaq, Inc.
3.25%, 04/28/50	125,000	131,468
National Retail Properties, Inc. REIT
3.90%, 06/15/24Δ	255,000	271,655
3.60%, 12/15/26	250,000	263,442
2.50%, 04/15/30	1,800,000	1,723,497
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	409,386
NetApp, Inc.
1.88%, 06/22/25Δ	1,700,000	1,726,236
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	200,633
New York Life Insurance Co.
3.75%, 05/15/50 144A	300,000	339,742
Newell Brands, Inc.
4.35%, 04/01/23	132,000	136,594
4.70%, 04/01/26	150,000	157,857
NextEra Energy Capital Holdings, Inc.
2.25%, 06/01/30	1,900,000	1,961,058
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,333,400
NIKE, Inc.
2.40%, 03/27/25	140,000	150,663
2.75%, 03/27/27	220,000	242,564
2.85%, 03/27/30	230,000	256,097
3.25%, 03/27/40	425,000	476,715
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.38%, 03/27/50	$1,060,000	$1,228,860
NiSource, Inc.
3.65%, 06/15/23	400,000	432,403
3.49%, 05/15/27	925,000	1,047,622
3.60%, 05/01/30	100,000	114,777
3.95%, 03/30/48	450,000	522,376
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 2.20%, 01/13/22 144A †	1,900,000	1,826,625
Noble Energy, Inc.
3.85%, 01/15/28	550,000	531,727
6.00%, 03/01/41	10,000	9,773
5.25%, 11/15/43	5,000	4,663
4.95%, 08/15/47	110,000	98,446
Northrop Grumman Corporation
2.93%, 01/15/25	870,000	941,575
3.25%, 01/15/28	670,000	749,788
4.75%, 06/01/43	200,000	259,755
5.25%, 05/01/50	355,000	511,454
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	506,772
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	428,225
3.85%, 09/30/47 144A	250,000	286,862
Novartis Capital Corporation
4.40%, 05/06/44	30,000	40,117
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	663,944
Nuveen LLC
4.00%, 11/01/28 144A	225,000	266,438
NVIDIA Corporation
2.85%, 04/01/30	120,000	133,779
3.50%, 04/01/40	540,000	632,128
3.50%, 04/01/50	1,460,000	1,677,723
3.70%, 04/01/60	460,000	549,848
Occidental Petroleum Corporation
4.85%, 03/15/21	231,000	230,278
2.60%, 08/13/21	360,000	352,791
3.13%, 02/15/22	100,000	96,270
2.70%, 08/15/22	250,000	233,199
2.70%, 02/15/23	20,000	18,325
6.95%, 07/01/24	290,000	285,650
2.90%, 08/15/24	1,890,000	1,618,728
5.55%, 03/15/26	845,000	772,960
3.40%, 04/15/26	500,000	408,750
3.20%, 08/15/26	260,000	212,388
3.00%, 02/15/27	150,000	117,030
7.88%, 09/15/31	280,000	266,351
6.45%, 09/15/36	280,000	238,048
4.63%, 06/15/45	130,000	91,650
6.60%, 03/15/46	470,000	411,177
4.40%, 04/15/46	60,000	41,954
4.10%, 02/15/47	260,000	176,475
	Par	Value
4.20%, 03/15/48	$ 80,000	$ 54,276
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,568,781
Omnicom Group, Inc.
3.60%, 04/15/26	30,000	33,503
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	1,876,550
Oracle Corporation
3.60%, 04/01/40	400,000	455,658
4.00%, 07/15/46	375,000	443,854
3.85%, 04/01/60	425,000	500,162
Otis Worldwide Corporation
2.06%, 04/05/25 144A	130,000	136,534
2.29%, 04/05/27 144A	330,000	345,142
2.57%, 02/15/30 144A	1,815,000	1,910,937
Pacific Gas and Electric Co.
1.75%, 06/16/22	1,400,000	1,405,740
3.40%, 08/15/24	600,000	662,187
2.10%, 08/01/27	370,000	367,095
2.50%, 02/01/31Δ	610,000	598,306
3.30%, 08/01/40Δ	185,000	180,775
3.50%, 08/01/50	375,000	363,367
Pacific Life Global Funding II
1.20%, 06/24/25 144A	1,700,000	1,710,118
PayPal Holdings, Inc.
1.35%, 06/01/23	220,000	224,453
1.65%, 06/01/25	1,380,000	1,428,229
2.65%, 10/01/26	2,775,000	3,018,235
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	1,000,000	1,026,254
PepsiCo, Inc.
0.75%, 05/01/23	300,000	302,856
2.25%, 03/19/25	20,000	21,389
2.63%, 03/19/27	30,000	32,825
1.63%, 05/01/30	250,000	254,926
3.45%, 10/06/46	30,000	34,709
2.88%, 10/15/49	220,000	238,677
3.63%, 03/19/50	465,000	561,283
3.88%, 03/19/60	170,000	216,272
Phillips 66
3.70%, 04/06/23	400,000	427,880
3.85%, 04/09/25	100,000	110,961
3.90%, 03/15/28	475,000	538,091
Phillips 66 Partners LP
3.75%, 03/01/28	40,000	42,751
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,450,926
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	204,523
3.80%, 09/15/30	250,000	245,458
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	362,533

See Notes to Financial Statements.

	Par	Value
Principal Life Global Funding II
1.25%, 06/23/25 144A	$ 90,000	$ 90,366
Procter & Gamble Co. (The)
2.45%, 03/25/25	110,000	119,463
2.80%, 03/25/27	40,000	44,524
3.00%, 03/25/30	130,000	149,026
3.55%, 03/25/40	160,000	192,793
3.60%, 03/25/50	420,000	529,314
Progress Energy, Inc.
7.75%, 03/01/31	350,000	505,083
Progressive Corporation (The)
3.95%, 03/26/50	125,000	159,325
Range Resources Corporation
5.00%, 03/15/23	430,000	371,139
4.88%, 05/15/25Δ	10,000	7,581
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	89,554
Raytheon Co.
3.13%, 10/15/20Δ	200,000	201,615
Raytheon Technologies Corporation
3.65%, 08/16/23	8,000	8,674
3.15%, 12/15/24 144A	120,000	129,749
3.95%, 08/16/25	530,000	603,467
3.50%, 03/15/27 144A	550,000	619,789
4.13%, 11/16/28	665,000	783,844
2.25%, 07/01/30	240,000	250,509
4.50%, 06/01/42	115,000	143,539
4.05%, 05/04/47	175,000	209,489
4.63%, 11/16/48	250,000	325,127
Realty Income Corporation REIT
3.25%, 01/15/31	1,800,000	1,951,721
Regency Centers LP REIT
2.95%, 09/15/29	775,000	787,263
Regions Financial Corporation
3.80%, 08/14/23	138,000	150,159
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	70,881
RELX Capital, Inc.
3.50%, 03/16/23	1,300,000	1,386,820
Republic Services, Inc.
2.50%, 08/15/24	190,000	202,222
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	586,738
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	506,407
5.63%, 04/15/23	400,000	437,781
5.63%, 03/01/25	480,000	548,932
5.88%, 06/30/26	35,000	41,155
5.00%, 03/15/27	425,000	475,914
4.20%, 03/15/28	300,000	322,238
4.50%, 05/15/30 144A	1,600,000	1,779,766
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,366,620
salesforce.com, Inc.
3.25%, 04/11/23	300,000	322,537
Santander Holdings USA, Inc.
3.50%, 06/07/24	65,000	68,408
	Par	Value
4.50%, 07/17/25	$ 60,000	$ 64,953
3.24%, 10/05/26	1,100,000	1,144,392
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	190,000	209,092
3.90%, 05/17/28 144A	252,000	272,147
4.30%, 05/01/29 144A	30,000	33,184
Seagate HDD Cayman
4.75%, 01/01/25Δ	45,000	48,315
Sempra Energy
(Floating, ICE LIBOR USD 3M + 0.50%), 1.72%, 01/15/21†	625,000	625,114
2.90%, 02/01/23	1,125,000	1,176,353
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.55%), 4.88%, 10/15/25ρ ^	385,000	388,369
3.40%, 02/01/28	275,000	301,249
Sherwin-Williams Co. (The)
2.75%, 06/01/22	7,000	7,233
3.13%, 06/01/24	75,000	80,684
3.45%, 06/01/27	350,000	392,187
2.95%, 08/15/29	475,000	511,646
Simon Property Group LP REIT
2.75%, 06/01/23	368,000	383,816
3.30%, 01/15/26	65,000	69,787
2.45%, 09/13/29Δ	1,600,000	1,582,896
Southern California Edison Co.
3.70%, 08/01/25	1,800,000	1,989,717
4.20%, 03/01/29	400,000	467,330
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,552,711
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	321,309
Southern Copper Corporation
5.25%, 11/08/42	2,210,000	2,626,317
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	581,045
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,275,000
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	1,098,350	933,667
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,245,476
4.00%, 07/15/29	750,000	739,692
Springleaf Finance Corporation
7.75%, 10/01/21	1,600,000	1,668,360
Sprint Communications, Inc.
6.00%, 11/15/22	875,000	924,101
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	62,500	63,359
5.15%, 03/20/28 144A	1,100,000	1,268,916
Starbucks Corporation
3.80%, 08/15/25	625,000	704,859
2.55%, 11/15/30	1,900,000	1,997,460
State Street Corporation
(Variable, ICE LIBOR USD 3M + 1.03%), 4.14%, 12/03/29^	60,000	72,212
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31 144A ^	$ 240,000	$ 269,918
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	144,352
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	1,996,713
Stryker Corporation
1.95%, 06/15/30	850,000	856,803
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	107,049
5.95%, 12/01/25	300,000	341,829
5.30%, 04/01/44	20,000	19,193
5.40%, 10/01/47	100,000	100,192
Synchrony Financial
4.25%, 08/15/24	70,000	73,549
Sysco Corporation
6.60%, 04/01/40	75,000	101,446
6.60%, 04/01/50	250,000	347,564
Targa Resources Partners LP
5.88%, 04/15/26	350,000	347,319
6.50%, 07/15/27	355,000	356,775
5.50%, 03/01/30 144A	120,000	115,987
TD Ameritrade Holding Corporation
3.30%, 04/01/27	65,000	72,899
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	69,330
4.90%, 09/15/44 144A	655,000	844,170
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	860,000	883,180
Texas Instruments, Inc.
1.75%, 05/04/30	370,000	376,473
Thermo Fisher Scientific, Inc.
3.65%, 12/15/25	200,000	226,214
4.50%, 03/25/30	225,000	279,206
Time Warner Cable LLC
4.13%, 02/15/21	400,000	404,600
7.30%, 07/01/38	620,000	855,317
5.88%, 11/15/40	130,000	160,922
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,143,325
8.38%, 07/15/33	390,000	588,121
TJX Cos, Inc. (The)
2.25%, 09/15/26	40,000	42,809
TJX Cos., Inc. (The)
3.50%, 04/15/25	180,000	200,587
3.75%, 04/15/27	50,000	57,190
T-Mobile USA, Inc.
3.50%, 04/15/25 144A	1,495,000	1,629,946
1.50%, 02/15/26 144A	400,000	400,972
3.75%, 04/15/27 144A	1,775,000	1,969,220
2.05%, 02/15/28 144A	650,000	651,930
3.88%, 04/15/30 144A	1,735,000	1,934,239
2.55%, 02/15/31 144A	1,200,000	1,207,224
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	456,097
	Par	Value
3.25%, 05/15/30 144A	$ 200,000	$ 214,029
TransDigm, Inc.
6.50%, 05/15/25	50,000	46,885
6.38%, 06/15/26	350,000	319,984
7.50%, 03/15/27	300,000	288,357
Truist Bank
2.25%, 03/11/30	475,000	480,056
U.S. Bancorp
3.38%, 02/05/24	65,000	71,092
1.45%, 05/12/25	2,380,000	2,454,202
U.S. Bank NA
3.15%, 04/26/21	300,000	306,237
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,308,897
Union Pacific Corporation
3.75%, 07/15/25	210,000	237,883
3.95%, 09/10/28	530,000	630,144
3.80%, 10/01/51	35,000	41,716
3.75%, 02/05/70	80,000	89,645
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	694,276	581,771
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	694,276	650,484
United Parcel Service, Inc.
5.30%, 04/01/50	100,000	144,536
UnitedHealth Group, Inc.
2.70%, 07/15/20	280,000	280,245
2.88%, 12/15/21	180,000	186,683
2.38%, 10/15/22	40,000	41,866
3.50%, 06/15/23	90,000	98,099
3.75%, 07/15/25	230,000	262,228
1.25%, 01/15/26	90,000	91,732
2.00%, 05/15/30	280,000	293,535
4.25%, 06/15/48	160,000	204,881
4.45%, 12/15/48	50,000	65,638
3.70%, 08/15/49Δ	170,000	201,495
2.90%, 05/15/50	250,000	264,535
3.88%, 08/15/59	190,000	233,277
3.13%, 05/15/60	80,000	85,838
USAA Capital Corporation
1.50%, 05/01/23 144A	150,000	153,961
Valero Energy Corporation
2.70%, 04/15/23	700,000	726,757
2.85%, 04/15/25	350,000	369,754
3.40%, 09/15/26	45,000	49,293
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,685,692
VEREIT Operating Partnership LP REIT
4.63%, 11/01/25	600,000	649,271
3.95%, 08/15/27	150,000	156,197
3.40%, 01/15/28	200,000	201,871
Verizon Communications, Inc.
3.50%, 11/01/24	1,175,000	1,301,298
3.38%, 02/15/25	3,005,000	3,345,656

See Notes to Financial Statements.

	Par	Value
2.63%, 08/15/26	$ 280,000	$ 304,914
3.00%, 03/22/27	70,000	77,770
4.33%, 09/21/28	2,018,000	2,430,428
3.88%, 02/08/29	360,000	426,103
3.15%, 03/22/30	1,465,000	1,646,728
4.50%, 08/10/33	230,000	286,795
5.25%, 03/16/37	530,000	710,394
3.85%, 11/01/42	40,000	48,850
4.13%, 08/15/46	410,000	514,186
4.86%, 08/21/46	290,000	394,457
5.50%, 03/16/47	40,000	59,391
5.01%, 04/15/49	716,000	1,001,207
4.00%, 03/22/50	160,000	205,611
Visa, Inc.
3.15%, 12/14/25	450,000	501,641
2.05%, 04/15/30	270,000	283,535
2.70%, 04/15/40	270,000	289,788
4.30%, 12/14/45	460,000	609,425
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,215,000	1,254,767
VMware, Inc.
2.95%, 08/21/22	1,100,000	1,138,248
3.90%, 08/21/27	535,000	568,103
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 144A	2,400,000	2,422,906
(Floating, ICE LIBOR USD 3M + 0.86%), 1.16%, 09/24/21 144A †	1,600,000	1,594,678
3.13%, 05/12/23 144A	1,600,000	1,683,935
Voya Financial, Inc.
5.70%, 07/15/43	170,000	221,478
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 08/03/20† ρ	560,000	556,819
Walgreens Boots Alliance, Inc.
3.45%, 06/01/26	70,000	75,882
4.10%, 04/15/50	975,000	989,153
Walmart, Inc.
3.40%, 06/26/23	100,000	108,997
3.55%, 06/26/25	70,000	79,431
3.70%, 06/26/28	620,000	734,680
4.05%, 06/29/48	250,000	329,558
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	693,648
2.20%, 01/13/28	1,300,000	1,359,599
2.65%, 01/13/31	400,000	424,842
6.65%, 11/15/37	150,000	225,134
Washington Prime Group LP REIT
6.45%, 08/15/24Δ	1,700,000	963,398
Waste Management, Inc.
3.50%, 05/15/24	140,000	152,676
3.20%, 06/15/26	110,000	112,800
3.45%, 06/15/29	120,000	123,702
4.00%, 07/15/39	30,000	30,901
4.15%, 07/15/49	150,000	188,423
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	795,230
	Par	Value
Wells Fargo & Co.
4.60%, 04/01/21	$ 70,000	$ 72,171
3.45%, 02/13/23	200,000	212,458
(Floating, ICE LIBOR USD 3M + 1.23%), 1.99%, 10/31/23†	600,000	604,473
4.48%, 01/16/24	396,000	439,902
3.75%, 01/24/24	1,325,000	1,448,710
3.55%, 09/29/25	1,500,000	1,676,316
3.00%, 04/22/26	900,000	983,593
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26Δ ^	1,540,000	1,594,135
4.10%, 06/03/26	440,000	496,590
3.00%, 10/23/26	2,210,000	2,410,476
4.30%, 07/22/27	2,240,000	2,573,062
4.15%, 01/24/29	645,000	759,651
(Variable, ICE LIBOR USD 3M + 1.17%), 2.88%, 10/30/30^	410,000	438,975
(Variable, ICE LIBOR USD 3M + 3.77%), 4.48%, 04/04/31^	170,000	205,918
5.95%, 12/15/36	140,000	168,667
5.38%, 11/02/43	190,000	258,217
4.65%, 11/04/44	70,000	86,830
4.90%, 11/17/45	370,000	475,823
4.40%, 06/14/46	70,000	83,605
4.75%, 12/07/46	260,000	333,769
(Variable, ICE LIBOR USD 3M + 4.24%), 5.01%, 04/04/51^	3,350,000	4,670,362
Wells Fargo Bank NA
(Floating, ICE LIBOR USD 3M + 0.62%), 0.99%, 05/27/22†	2,400,000	2,405,784
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	1,007,839
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 0.85%), 2.16%, 01/13/23†	80,000	73,447
3.10%, 02/01/25	770,000	732,316
3.95%, 06/01/25	200,000	188,344
4.50%, 03/01/28	60,000	56,400
4.05%, 02/01/30	1,355,000	1,309,438
5.45%, 04/01/44	75,000	62,835
5.30%, 03/01/48	75,000	61,219
5.50%, 08/15/48	20,000	16,300
5.25%, 02/01/50	130,000	113,132
Westinghouse Air Brake Technologies Corporation
4.95%, 09/15/28	30,000	33,481
WestRock RKT LLC
4.00%, 03/01/23	30,000	32,021
Weyerhaeuser Co. REIT
7.38%, 03/15/32	50,000	69,253
Williams Cos., Inc. (The)
3.60%, 03/15/22	155,000	161,150
4.30%, 03/04/24	65,000	70,746
3.90%, 01/15/25	300,000	328,842
7.50%, 01/15/31	100,000	128,205
7.75%, 06/15/31	585,000	757,337
8.75%, 03/15/32	181,000	268,726
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Willis North America, Inc.
2.95%, 09/15/29	$ 245,000	$ 259,859
WP Carey, Inc. REIT
4.60%, 04/01/24	160,000	170,521
4.00%, 02/01/25	105,000	109,737
3.85%, 07/15/29	900,000	937,249
WPX Energy, Inc.
5.25%, 10/15/27	60,000	56,153
4.50%, 01/15/30	50,000	44,097
WRKCo, Inc.
3.75%, 03/15/25	500,000	553,424
4.00%, 03/15/28	1,100,000	1,233,503
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/25	65,000	70,672
3.05%, 01/15/26	1,900,000	2,044,147
3.55%, 03/20/30	825,000	892,802
Zoetis, Inc.
2.00%, 05/15/30	3,075,000	3,168,690
4.45%, 08/20/48	25,000	32,342
Total Corporate Bonds (Cost $553,882,283)		590,358,646
FOREIGN BONDS — 12.0%
Argentina — 0.1%
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 38.02%, 06/21/20(ZA) † †††	1,110,000	16,384
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	13,930,000	162,219
Argentine Republic Government International Bond
5.63%, 01/26/22	1,410,000	585,876
7.13%, 07/06/36	720,000	283,900
3.75%, 12/31/38	810,000	319,379
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	97,752
7.88%, 06/15/27 144A	180,000	75,152
		1,540,662
Australia — 0.2%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22Δ	20,000	20,718
5.00%, 09/30/43	195,000	270,083
(Variable, USD Swap 5Y + 5.09%), 6.75%, 10/19/75 144A ^	880,000	1,017,671
Commonwealth Bank of Australia
3.90%, 07/12/47 144A	110,000	134,982
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	175,000	188,359
Westpac Banking Corporation
2.60%, 11/23/20	310,000	312,651
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	194,315
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	$ 550,000	$ 607,941
		2,746,720
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	2,892,000	551,139
10.00%, 01/01/23(B)	8,338,000	1,743,465
10.00%, 01/01/27(B)	1,013,000	220,020
Brazilian Government International Bond
4.63%, 01/13/28	480,000	502,894
5.63%, 01/07/41	340,000	355,300
5.00%, 01/27/45	350,000	337,503
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	123,664
6.88%, 11/21/36	284,000	372,266
		4,206,251
Canada — 0.5%
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	281,725
3.55%, 07/26/27 144A	75,000	80,656
Bank of Montreal
1.85%, 05/01/25	500,000	518,008
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	107,713
Bank of Nova Scotia (The)
1.30%, 06/11/25Δ	270,000	272,003
Barrick Gold Corporation
5.25%, 04/01/42	560,000	739,006
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	647,046
Bombardier, Inc.
7.50%, 03/15/25 144A	250,000	163,931
Canadian Imperial Bank of Commerce
0.95%, 06/23/23Δ	2,370,000	2,379,027
(Variable, ICE LIBOR USD 3M + 0.79%), 2.61%, 07/22/23^	65,000	67,213
Royal Bank of Canada
2.15%, 10/26/20	270,000	271,578
3.20%, 04/30/21	300,000	307,216
1.60%, 04/17/23	430,000	441,294
1.15%, 06/10/25Δ	260,000	260,634
Suncor Energy, Inc.
2.80%, 05/15/23Δ	225,000	235,158
3.10%, 05/15/25	475,000	507,907
Teck Resources, Ltd.
3.90%, 07/15/30 144A Δ	275,000	274,286
6.00%, 08/15/40	10,000	10,608
Toronto-Dominion Bank (The)
3.25%, 06/11/21	370,000	380,183
0.75%, 06/12/23	500,000	503,093

See Notes to Financial Statements.

	Par	Value
1.15%, 06/12/25Δ	$ 260,000	$ 263,306
		8,711,591
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31	1,800,000	1,869,174
Latam Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 11/15/27	688,653	595,685
		2,464,859
China — 0.2%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	400,000	347,838
2.88%, 02/15/25 144A	800,000	672,734
Bluestar Finance Holdings, Ltd.
(Variable, 6.65% - U.S. Treasury Yield Curve Rate CMT 3Y), 3.88%, 06/24/23ρ ^	660,000	659,219
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	147,135
Global Aircraft Leasing Co., Ltd.
Cash coupon 6.50% or PIK 7.25%, 09/15/24 144A	350,000	235,375
Huarong Finance 2019 Co., Ltd.
3.75%, 05/29/24	200,000	205,762
3.38%, 02/24/30	200,000	196,670
Huarong Finance II Co., Ltd.
5.50%, 01/16/25	200,000	219,969
4.88%, 11/22/26	200,000	218,942
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	210,000	197,217
4.50%, 03/15/23 144A	20,000	18,257
5.50%, 02/15/24 144A	60,000	54,934
Scenery Journey, Ltd.
13.00%, 11/06/22	200,000	195,492
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	430,609
		3,800,153
Colombia — 0.1%
Colombia Government International Bond
3.00%, 01/30/30	200,000	198,477
5.63%, 02/26/44	480,000	578,061
4.13%, 05/15/51	440,000	443,080
Ecopetrol SA
5.88%, 05/28/45	1,250,000	1,319,119
		2,538,737
Denmark — 0.1%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	567,581
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	290,000	294,650
5.38%, 01/12/24 144A	340,000	378,790
	Par	Value
1.23%, 06/22/24 144A	$ 280,000	$ 280,967
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	229,003
		1,750,991
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	540,000	496,800
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,530
Nordea Bank Abp
4.88%, 05/13/21 144A	640,000	661,676
		671,206
France — 0.7%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	979,838
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	204,750
3.38%, 01/09/25 144A	450,000	486,993
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	880,000	974,949
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,390,000	1,425,045
4.40%, 08/14/28 144A	1,340,000	1,546,762
(Variable, ICE LIBOR USD 3M + 2.57%), 5.20%, 01/10/30 144A ^	380,000	465,666
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A Δ ^	440,000	490,847
BPCE SA
4.00%, 09/12/23 144A	750,000	811,487
4.63%, 09/12/28 144A	375,000	441,139
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ Δ ^	300,000	309,583
4.38%, 03/17/25Δ	275,000	304,566
(Variable, U.S. SOFR Index + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	2,056,982
4.13%, 01/10/27 144A Δ	450,000	508,263
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	275,522
Danone SA
2.59%, 11/02/23 144A	650,000	684,669
2.95%, 11/02/26 144A	310,000	340,135
Total Capital International SA
3.75%, 04/10/24	30,000	33,199
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
XLIT, Ltd.
4.45%, 03/31/25	$ 349,000	$ 393,565
		12,733,960
Germany — 0.5%
Deutsche Bank AG
3.15%, 01/22/21	1,600,000	1,607,898
4.25%, 10/14/21	1,500,000	1,539,692
5.00%, 02/14/22	1,400,000	1,462,048
3.95%, 02/27/23	1,900,000	1,974,595
4.10%, 01/13/26Δ	65,000	68,786
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	1,500,000	1,727,098
		8,380,117
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	224,690
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	588,525
3.85%, 07/18/27 144A	500,000	542,604
3.50%, 01/11/28	450,000	479,723
5.25%, 01/08/47 144A	200,000	251,026
4.35%, 01/11/48	500,000	565,213
3.70%, 10/30/49Δ	580,000	605,195
		3,032,286
Ireland — 0.4%
AerCap Ireland Capital DAC
5.00%, 10/01/21	150,000	151,756
4.63%, 07/01/22	550,000	556,327
3.30%, 01/23/23	525,000	515,733
4.88%, 01/16/24	350,000	348,043
2.88%, 08/14/24	1,000,000	939,967
6.50%, 07/15/25	290,000	304,388
AIB Group PLC
4.75%, 10/12/23 144A	950,000	1,025,219
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	2,772,000	2,910,726
4.42%, 11/15/35	250,000	254,471
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	935,110
		7,941,740
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	337,799
Israel — 0.2%
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,701,750
2.75%, 07/03/30	2,060,000	2,276,794
	Par	Value
3.88%, 07/03/50	$ 400,000	$ 476,544
		4,455,088
Italy — 0.4%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	591,248
3.38%, 01/12/23 144A	220,000	226,438
5.02%, 06/26/24 144A	1,310,000	1,343,030
3.25%, 09/23/24 144A	1,400,000	1,431,408
5.71%, 01/15/26 144A	200,000	210,901
UniCredit SpA
6.57%, 01/14/22 144A	530,000	560,103
7.83%, 12/04/23 144A	3,100,000	3,589,058
		7,952,186
Japan — 0.8%
Aircastle, Ltd.
5.13%, 03/15/21	764,000	767,171
5.50%, 02/15/22	1,300,000	1,312,727
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,308,695
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22	180,000	186,549
3.76%, 07/26/23	35,000	37,992
3.74%, 03/07/29	65,000	74,125
3.75%, 07/18/39	700,000	798,236
Mitsubishi UFJ Lease & Finance Co., Ltd.
3.41%, 02/28/22 144A	1,500,000	1,547,917
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,643,284
Panasonic Corporation
2.54%, 07/19/22 144A	1,302,000	1,340,587
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	264,485
4.44%, 04/02/24 144A	350,000	380,798
2.45%, 09/27/24	1,600,000	1,680,319
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23	1,300,000	1,446,426
2.05%, 03/31/30	700,000	701,159
		14,490,470
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	227,025
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	590,000	659,732
3.50%, 03/20/27	900,000	1,006,370
		1,666,102

See Notes to Financial Statements.

	Par	Value
Luxembourg — 0.1%
ArcelorMittal SA
3.60%, 07/16/24	$ 300,000	$ 297,487
6.13%, 06/01/25	410,000	445,232
4.55%, 03/11/26	200,000	202,836
7.25%, 10/15/39	70,000	83,743
		1,029,298
Mexico — 0.7%
Banco Actinver SA
4.80%, 12/18/32 144A	1,530,000	1,145,587
Mexican Bonos
10.00%, 12/05/24(M)	25,130,000	1,316,574
7.75%, 11/13/42(M)	40,935,200	1,947,033
8.00%, 11/07/47(M)	76,370,000	3,726,213
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	327,625
5.50%, 07/31/47	200,000	177,859
5.50%, 07/31/47 144A	270,000	240,110
Mexico Government International Bond
4.50%, 04/22/29	200,000	217,675
4.75%, 04/27/32	2,300,000	2,541,500
4.50%, 01/31/50	270,000	279,180
Petroleos Mexicanos
6.88%, 08/04/26	200,000	189,019
6.63%, 06/15/35	19,000	15,515
5.50%, 06/27/44	170,000	120,674
6.38%, 01/23/45	370,000	276,704
		12,521,268
Netherlands — 1.3%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	221,160
Cooperatieve Rabobank UA
4.63%, 12/01/23	400,000	441,588
4.38%, 08/04/25	670,000	754,605
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	310,000	310,989
5.25%, 05/24/41	25,000	35,546
5.25%, 08/04/45	370,000	507,328
Enel Finance International NV
4.25%, 09/14/23 144A	1,500,000	1,633,419
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	550,597
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,877,403
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	1,003,541
Lukoil Securities BV
3.88%, 05/06/30 144A	210,000	219,187
Mylan NV
2.25%, 11/22/24(E)	1,500,000	1,767,996
3.95%, 06/15/26	1,710,000	1,913,347
	Par	Value
NXP BV
3.88%, 09/01/22 144A	$ 950,000	$ 1,004,683
2.70%, 05/01/25 144A	170,000	178,487
3.88%, 06/18/26 144A	1,565,000	1,754,003
3.40%, 05/01/30 144A	250,000	269,541
Petrobras Global Finance BV
6.13%, 01/17/22	51,000	53,602
5.30%, 01/27/25	1,036,000	1,078,227
7.38%, 01/17/27	120,000	133,931
6.00%, 01/27/28	540,000	567,054
5.75%, 02/01/29	10,000	10,284
6.90%, 03/19/49	40,000	42,220
6.85%, 06/05/15π	550,000	547,085
Prosus NV
4.85%, 07/06/27 144A	420,000	471,874
3.68%, 01/21/30 144A	200,000	209,917
Shell International Finance BV
2.88%, 05/10/26	660,000	725,156
2.75%, 04/06/30	1,600,000	1,738,358
4.55%, 08/12/43	120,000	149,627
4.38%, 05/11/45	230,000	283,434
4.00%, 05/10/46	190,000	222,507
Syngenta Finance NV
3.93%, 04/23/21 144A	2,350,000	2,373,254
4.44%, 04/24/23 144A	1,075,000	1,129,140
5.18%, 04/24/28 144A	200,000	213,607
		24,392,697
Nigeria — 0.0%
Nigeria Government International Bond
8.75%, 01/21/31	210,000	210,977
Norway — 0.1%
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,266,880
Panama — 0.0%
Panama Government International Bond
4.50%, 04/01/56	280,000	344,683
Peru — 0.1%
Peruvian Government International Bond
2.78%, 01/23/31Δ	810,000	865,485
5.63%, 11/18/50	330,000	521,992
		1,387,477
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,180,000	1,312,229
Qatar — 0.3%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	600,820
3.38%, 03/14/24	1,700,000	1,823,918
4.00%, 03/14/29 144A	460,000	530,214
5.10%, 04/23/48	1,000,000	1,362,832
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.82%, 03/14/49 144A	$ 1,220,000	$1,608,710
		5,926,494
Romania — 0.1%
Romanian Government International Bond
3.62%, 05/26/30(E) 144A Δ	510,000	619,729
2.00%, 01/28/32(E) 144A	70,000	73,640
3.38%, 01/28/50(E) 144A	140,000	153,127
3.38%, 01/28/50(E)	160,000	175,002
		1,021,498
Russia — 0.5%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26 144A	340,000	378,233
7.29%, 08/16/37	100,000	144,332
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	506,348
7.00%, 08/16/23(Q)	52,440,000	785,382
7.75%, 09/16/26(Q)	9,710,000	154,027
8.15%, 02/03/27(Q)	63,930,000	1,036,431
7.05%, 01/19/28(Q)	110,471,000	1,695,317
6.90%, 05/23/29(Q)	157,060,000	2,389,682
7.25%, 05/10/34(Q)	48,570,000	758,059
7.70%, 03/16/39(Q)	78,400,000	1,290,192
		9,138,003
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	1,800,000	1,838,513
South Korea — 0.1%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	966,285
Spain — 0.3%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 2.43%, 04/12/23†	200,000	197,093
3.85%, 04/12/23	400,000	426,210
2.75%, 05/28/25	2,300,000	2,386,260
4.38%, 04/12/28	400,000	447,212
3.31%, 06/27/29	400,000	432,415
Telefonica Emisiones SA
4.57%, 04/27/23	500,000	549,513
5.21%, 03/08/47	400,000	498,994
		4,937,697
Sweden — 0.0%
Svenska Handelsbanken AB
3.35%, 05/24/21	250,000	256,371
Swedbank AB
1.30%, 06/02/23 144A	330,000	334,204
		590,575
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	246,638
2.95%, 04/09/25	665,000	722,519
	Par	Value
Credit Suisse Group AG
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	$ 250,000	$ 258,699
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.33%), 7.25%, 09/12/25 144A ρ ^	400,000	411,278
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	618,526
4.28%, 01/09/28 144A	1,800,000	2,017,174
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	469,541
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	955,000	1,091,666
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21	800,000	819,033
3.80%, 09/15/22	1,300,000	1,381,795
4.55%, 04/17/26	2,440,000	2,807,832
UBS AG
1.75%, 04/21/22 144A	470,000	479,109
UBS Group AG
3.49%, 05/23/23 144A	480,000	502,327
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	200,000	207,323
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	873,134
4.13%, 09/24/25 144A	440,000	499,314
4.25%, 03/23/28 144A	1,090,000	1,237,710
		14,643,618
Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,105,866	825,517
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	610,000	631,271
3.13%, 10/11/27 144A	500,000	547,722
3.13%, 04/16/30 144A	1,500,000	1,656,471
3.88%, 04/16/50 144A	1,700,000	2,015,775
DP World PLC
5.63%, 09/25/48 144A	620,000	679,205
		5,530,444
United Kingdom — 2.3%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	735,356
4.00%, 09/11/27 144A	220,000	235,354
AstraZeneca PLC
4.38%, 08/17/48	25,000	33,419
Barclays Bank PLC
1.70%, 05/12/22	200,000	203,645
7.63%, 11/21/22Δ	1,700,000	1,851,725

See Notes to Financial Statements.

	Par	Value
Barclays PLC
(Floating, ICE LIBOR USD 3M + 2.11%), 2.56%, 08/10/21†	$1,600,000	$1,624,936
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	1,000,500
(Variable, ICE LIBOR USD 3M + 2.45%), 2.85%, 05/07/26^	800,000	836,838
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,060,000	1,242,765
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,250,000	1,420,056
BP Capital Markets PLC
3.56%, 11/01/21Δ	30,000	31,204
3.81%, 02/10/24	330,000	362,764
3.54%, 11/04/24	60,000	66,172
3.51%, 03/17/25	330,000	365,242
Gazprom PJSC via Gaz Finance PLC
3.25%, 02/25/30 144A	470,000	468,825
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	20,000	20,873
5.25%, 12/19/33(U)	100,000	184,452
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	111,043
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	204,923
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 1.50%), 1.80%, 01/05/22†	400,000	405,810
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	300,000	310,865
(Variable, USD ICE Swap Rate 5Y + 3.45%), 6.25%, 03/23/23ρ ^	280,000	279,409
4.25%, 03/14/24	240,000	259,079
(Floating, ICE LIBOR USD 3M + 1.00%), 1.39%, 05/18/24†	300,000	297,766
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	675,455
4.25%, 08/18/25	220,000	240,302
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	374,256
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	300,000	331,768
(Variable, USD ICE Swap Rate 5Y + 3.61%), 6.50%, 03/23/28ρ ^	540,000	554,615
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	800,000	924,884
4.95%, 03/31/30	400,000	481,774
(Variable, ICE LIBOR USD 3M + 1.61%), 3.97%, 05/22/30^	400,000	444,374
6.50%, 09/15/37	500,000	681,847
Lloyds Bank PLC
(Step to 0.00% on 04/02/22), 7.50%, 04/02/32 STEP	2,000,000	1,653,047
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	1,900,000	1,957,931
3.90%, 03/12/24	210,000	230,129
4.38%, 03/22/28	800,000	928,888
	Par	Value
4.55%, 08/16/28	$ 230,000	$ 269,910
(Variable, ICE LIBOR USD 3M + 1.21%), 3.57%, 11/07/28^	200,000	217,514
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	2,000,000	2,109,254
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,407,610
(Variable, ICE LIBOR USD 3M + 1.86%), 3.96%, 07/18/30 144A ^	375,000	422,357
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	600,000	638,369
Royal Bank of Scotland Group PLC
2.50%, 03/22/23(E)	1,400,000	1,639,443
(Floating, ICE LIBOR USD 3M + 1.47%), 1.86%, 05/15/23†	1,300,000	1,301,045
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	445,511
3.88%, 09/12/23	579,000	624,623
6.00%, 12/19/23	110,000	123,294
5.13%, 05/28/24	280,000	306,616
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,396,470
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,322,246
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	207,135
Santander UK PLC
2.88%, 06/18/24	925,000	986,871
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	176,167
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	130,186
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,038,967
Vodafone Group PLC
3.75%, 01/16/24	4,535,000	4,956,049
4.38%, 05/30/28	480,000	571,256
6.15%, 02/27/37	10,000	14,032
		43,337,216
Total Foreign Bonds (Cost $216,274,394)		221,590,802
LOAN AGREEMENTS — 0.6%
1011778 B.C. Unlimited Liability Company Term B-4 Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 11/19/26†	119,400	113,445
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 4.25%), 4.43%, 07/10/26†	198,972	193,693
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 2.50%), 2.68%, 10/01/26†	$ 228,850	$ 221,173
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 3.18%, 11/03/24†	266,552	258,112
athenahealth, Inc. Term B Loan
(Floating, ICE LIBOR USD 3M+ 4.50%), 4.82%, 02/11/26†	784,005	762,445
Atlantic Aviation FBO, Inc. Term Loan
(Floating, ICE LIBOR USD 1M+ 3.75%), 3.93%, 12/06/25†	88,650	83,774
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 04/30/25†	156,094	150,988
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 4.00%), 4.18%, 10/16/26†	438,900	425,915
Delta Air Lines, Inc. Term Loan
(Floating, ICE LIBOR USD 3M+ 4.75%), 5.51%, 04/29/23†	500,000	492,033
Diamond Sports Group LLC Term Loan
(Floating, ICE LIBOR USD 1M+ 3.25%), 3.43%, 08/24/26†	9,426	7,718
Elanco Animal Health, Inc. Term Loan B
0.00%, 02/04/27† Σ	520,000	497,250
EyeCare Partners LLC Initial Delayed Draw Term Loan
0.00%, 02/18/27† Σ	77,568	70,490
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M+ 3.75%), 4.82%, 02/18/27†	331,601	301,343
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M+ 2.00%), 2.18%, 07/03/24†	337,594	324,512
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M+ 2.00%), 2.18%, 11/30/23†	49,614	47,149
Froneri International, Ltd. Facility B2
(Floating, ICE LIBOR USD 1M+ 2.25%), 2.43%, 01/29/27†	270,000	254,645
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M+ 2.00%), 2.31%, 12/30/26†	59,850	57,788
Global Medical Response, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 3M+ 3.25%, 1.00% Floor), 4.25%, 04/28/22†	455,940	440,099
HCA, Inc. Tranche B-12 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 03/13/25†	1,053,004	1,034,577
	Par	Value
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 06/22/26†	$768,355	$727,740
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 3.18%, 05/01/26†	187,895	173,960
Jane Street Group LLC New Dollar Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 3.18%, 01/31/25†	295,355	288,525
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.98%, 03/01/27†	107,945	102,432
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M+ 3.75%), 3.93%, 11/16/25†	158,845	149,388
McAfee LLC Term B USD Loan
(Floating, ICE LIBOR USD 1M+ 3.75%), 3.93%, 09/30/24†	633,657	618,959
Michaels Stores, Inc. 2018 New Replacement Term B Loan
(Floating, ICE LIBOR USD 1M+ 2.50%, 1.00% Floor), 3.50%, 01/30/23†	314,176	288,779
(Floating, ICE LIBOR USD 3M+ 2.50%, 1.00% Floor), 3.56%, 01/30/23†	187,351	172,206
(Floating, ICE LIBOR USD 3M+ 2.50%, 1.00% Floor), 3.57%, 01/30/23†	182,222	167,492
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 3.75%, 06/07/23†	606,397	578,266
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M+ 2.75%), 2.92%, 09/18/26†	721,071	688,496
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M+ 4.50%), 4.68%, 08/06/26†	268,650	261,709
Panther BF Aggregator 2 L P Initial Dollar Term Loan
(Floating, ICE LIBOR USD 1M+ 3.50%), 3.68%, 04/30/26†	367,225	351,159
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 02/04/27†	568,575	549,485
RPI 2019 Intermediate Finance Trust Term Loan B
(Floating, ICE LIBOR USD 1M+ 1.75%), 1.93%, 02/11/27†	626,850	612,486
T-Mobile USA, Inc. Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 3.18%, 04/01/27†	290,000	289,868

See Notes to Financial Statements.

	Par	Value
Univision Communications, Inc. 2017 Replacement Repriced Term Loan
(Floating, ICE LIBOR USD 1M+ 2.75%, 1.00% Floor), 3.75%, 03/15/24†	$ 112,000	$ 104,944
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M+ 3.00%), 3.19%, 03/01/26†	157,922	154,238
Total Loan Agreements (Cost $12,503,181)		12,017,281
MORTGAGE-BACKED SECURITIES — 39.0%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 1.06%, 09/15/34 144A †	1,200,000	1,193,570
Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A
(Floating, ICE LIBOR GBP 1M + 1.88%), 1.97%, 04/24/49(U) †	494,845	616,625
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.34%, 03/17/39(U) †	648,824	759,464
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 0.37%, 09/25/46†	300,691	274,382
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 2.02%, 09/25/45†	229,527	227,761
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,404,594
AREIT Trust, Series 2020-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 2.62%, 2.62% Floor), 2.80%, 04/14/37 144A †	1,300,000	1,305,324
Banc of America Funding Trust, Series 2005-D, Class A1
4.01%, 05/25/35† γ	346,221	342,504
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
3.09%, 07/25/34† γ	41,281	39,825
Bancorp Commercial Mortgage, Series 2018-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.95% Floor), 1.08%, 09/15/35 144A †	370,028	356,871
BANK, Series 2017-BNK9, Class XA
0.95%, 11/15/54† IO γ	9,874,969	450,890
BANK, Series 2018-BN10, Class D
2.60%, 02/15/61 144A	200,000	136,813
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,727,948
	Par	Value
BBCCRE Trust, Series 2015-GTP, Class D
4.71%, 08/10/33 144A † γ	$ 390,000	$ 362,202
BBCMS Mortgage Trust, Series 2017-C1, Class D
3.67%, 02/15/50 144A † γ	200,000	134,396
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	2,018,734
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,947,003
BBCMS Trust, Series 2015-STP, Class A
3.32%, 09/10/28 144A	877,190	877,287
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 0.37%, 01/26/38 144A †	549,995	537,698
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
3.77%, 05/25/35† γ	124,874	121,973
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
3.97%, 02/25/33† γ	6,575	6,352
Bear Stearns ARM Trust, Series 2004-2, Class 24A
2.75%, 05/25/34	18,108	16,005
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
3.63%, 01/26/36† γ	357,124	304,207
Brunel Residential Mortgage Securitisation No. 1 PLC, Series 2007-1X, Class A4B
(Floating, ICE LIBOR GBP 3M + 0.22%), 0.89%, 01/13/39(U) †	231,657	287,237
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.18%, 10/15/36 144A †	1,404,439	1,357,706
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class E
2.50%, 11/15/52 144A	550,000	375,131
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.11%, 02/19/34† γ	194,647	192,785
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
4.12%, 04/20/35† γ	200,887	192,418
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.11%, 11/15/36 144A †	310,000	297,660
CIM Trust, Series 2017-6, Class A1
3.02%, 06/25/57 144A	1,916,122	1,944,956
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	$1,450,000	$1,598,005
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class D
2.60%, 01/15/53 144A	650,000	460,993
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	52,948
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	41,824
COMM Mortgage Trust, Series 2013-CR12, Class C
5.24%, 10/10/46† γ	20,000	19,003
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	393,134
COMM Mortgage Trust, Series 2014-277P, Class A
3.73%, 08/10/49 144A † γ	160,000	172,025
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,603,835
COMM Mortgage Trust, Series 2015-DC1, Class C
4.45%, 02/10/48† γ	80,000	73,744
COMM Mortgage Trust, Series 2017-COR2, Class C
4.71%, 09/10/50† γ	500,000	457,185
COMM Mortgage Trust, Series 2019-GC44, Class D
2.50%, 08/15/57 144A	450,000	305,163
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 2.58%, 04/25/31 144A †	394,234	393,125
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 2.48%, 08/25/31 144A †	490,130	486,891
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D
5.05%, 11/15/51 144A † γ	300,000	254,841
CSMC Trust, Series 2010-16, Class B9
3.57%, 06/25/50 144A † γ	2,129,982	1,692,845
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	3,218,628	3,351,746
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	515,779
DBJPM Mortgage Trust, Series 2016-C1, Class D
3.50%, 05/10/49 144A † γ	500,000	359,851
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
3.65%, 02/25/36† γ	659,568	634,849
	Par	Value
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 1.02%, 06/15/35 144A †	$ 81,601	$ 81,723
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.43%, 07/25/30†	190,683	187,796
Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 2.33%, 10/25/30†	178,628	177,132
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	385	416
5.50%, 02/01/27	18,227	20,057
4.50%, 10/01/29	1,538	1,674
7.50%, 11/01/29	2,659	3,121
7.50%, 12/01/29	2,854	3,318
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 4.61%, 07/01/31†	2,619	2,631
7.50%, 11/01/31	7,337	7,368
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.50% Cap), 3.73%, 04/01/32†	978	985
3.50%, 08/01/33	607,075	647,068
5.00%, 08/01/33	3,199	3,670
5.00%, 09/01/33	655	750
5.00%, 10/01/33	1,781	2,040
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.18% Cap), 3.87%, 03/01/34†	726	734
5.00%, 12/01/34	54,307	62,268
5.50%, 05/01/35	172,388	191,919
5.00%, 07/01/35	2,791	3,205
5.00%, 11/01/35	81,001	92,881
5.50%, 11/01/35	21,702	24,878
5.00%, 12/01/35	7,841	9,023
6.00%, 02/01/36	184,900	205,646
5.00%, 02/01/37	7,863	9,015
5.50%, 07/01/37	21,058	24,230
3.00%, 02/01/38	208,881	220,326
3.00%, 04/01/38	139,801	147,495
5.50%, 04/01/38	5,168	5,938
7.00%, 03/01/39	12,321	14,419
4.50%, 06/01/39	60,932	67,757
6.50%, 09/01/39	26,213	30,503
4.00%, 02/01/41	44,580	48,919
5.00%, 06/01/41	2,320	2,619
3.50%, 10/01/42	96,155	103,978
4.00%, 10/01/42	38,831	42,423
3.50%, 11/01/42	209,665	226,887
3.50%, 12/01/42	57,387	62,065

See Notes to Financial Statements.

	Par	Value
3.50%, 01/01/43	$ 301,768	$ 326,344
3.50%, 02/01/43	184,360	199,199
3.50%, 03/01/43	481,375	520,551
4.00%, 04/01/43	97,486	106,518
3.50%, 05/01/43	335,625	367,356
4.00%, 05/01/43	43,609	49,372
4.00%, 06/01/43	51,803	58,650
4.00%, 07/01/43	169,679	191,260
4.00%, 08/01/43	91,942	100,356
4.50%, 12/01/43	649,487	721,908
3.50%, 02/01/44	50,374	54,478
4.50%, 02/01/44	533,128	592,824
4.50%, 03/01/44	157,544	175,117
3.50%, 03/01/45	539,380	583,462
4.00%, 12/01/45	341,104	369,209
3.50%, 06/01/46	61,216	66,608
4.00%, 09/01/46	1,085,387	1,151,017
4.50%, 01/01/47	499,984	543,599
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%, 1.29% Floor, 7.21% Cap), 2.54%, 03/01/47†	975,217	1,006,374
3.50%, 04/01/47	9,340,864	10,156,501
3.50%, 06/01/47	63,811	68,365
4.00%, 07/01/47	474,372	505,924
5.00%, 07/01/47	306,602	336,105
4.00%, 08/01/47	120,083	130,055
3.00%, 09/01/47	983,929	1,060,500
3.50%, 09/01/47	991,610	1,046,903
3.50%, 02/01/48	15,642	16,481
4.00%, 03/01/48	1,418,751	1,512,708
3.50%, 04/01/48	1,471,602	1,557,457
4.00%, 04/01/48	1,813,662	1,930,575
4.50%, 04/01/48	327,077	358,015
4.00%, 05/01/48	101,682	107,962
3.50%, 06/01/48	438,700	476,090
4.50%, 06/01/48	107,666	115,897
4.50%, 07/01/48	481,804	517,850
4.50%, 08/01/48	1,583,348	1,772,280
5.00%, 08/01/48	270,556	296,069
3.00%, 09/01/48	165,134	178,570
4.00%, 09/01/48	314,822	333,433
4.50%, 09/01/48	57,363	61,712
5.00%, 10/01/48	25,571	27,987
4.00%, 11/01/48	60,215	63,915
4.50%, 11/01/48	271,665	295,785
5.00%, 11/01/48	162,533	177,797
4.50%, 01/01/49	755,194	821,369
5.00%, 01/01/49	42,650	46,603
4.50%, 04/01/49	205,854	225,442
4.00%, 05/01/49	72,561	76,899
3.00%, 07/01/49	356,809	376,833
3.00%, 09/01/49	836,378	900,898
5.00%, 10/01/49	14,532,702	15,886,546
3.00%, 01/01/50	196,523	210,403
3.50%, 02/01/50	196,177	211,097
4.00%, 02/01/50	190,777	204,485
	Par	Value
4.50%, 02/01/50	$ 278,558	$ 301,574
3.00%, 03/01/50	1,574,121	1,664,635
3.50%, 03/01/50	294,242	311,498
4.00%, 03/01/50	188,887	201,432
4.50%, 03/01/50	99,639	107,450
5.00%, 03/01/50	52,659	57,538
4.50%, 04/01/50	394,447	425,491
2.00%, 07/01/50	1,399,861	1,431,422
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	127,902	152,894
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 0.68%, 06/15/37†	87,066	87,802
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 6.05%, 01/15/40† IO	174,078	40,373
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.77%, 10/15/41† IO	108,599	18,919
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 6.31%, 12/15/41† IO	226,821	51,923
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 08/15/42† IO	182,076	32,546
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	283,045	28,614
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	363,241	381,204
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	202,239	13,420
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	163,317	8,973
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.77%, 02/15/44† IO	88,483	14,924
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 05/15/44† IO	91,304	17,886
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4415
3.37%, 04/15/41† IO γ	$ 107,604	$ 6,534
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%, 9999.00% Cap), 0.81%, 07/15/40†	279,426	281,335
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	811,510	851,982
3.00%, 06/15/48	600,507	627,960
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	543,246	562,940
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 0.54%, 08/15/40†	1,100,000	1,094,672
(Floating, ICE LIBOR USD 1M + 0.35%), 0.54%, 10/15/40†	1,000,000	995,156
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 12/15/46† IO	339,097	71,601
Federal National Mortgage Association
9.50%, 05/01/22	26	26
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 2.23%, 07/01/22†	601	600
5.50%, 09/01/23	9,047	9,420
5.50%, 10/01/23	2,228	2,320
5.00%, 06/01/24	61,236	66,833
9.50%, 07/01/24	15	15
2.81%, 04/01/25	50,000	54,168
5.50%, 05/01/25	1,688	1,733
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 2.13%, 07/01/27†	6,664	6,623
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.81% Cap), 3.49%, 08/01/27†	9,758	9,835
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.62% Cap), 2.13%, 11/01/27 CONV †	7,754	7,692
2.84%, 01/01/28	420,000	468,018
3.08%, 01/01/28	140,000	155,782
3.07%, 01/01/29	100,000	113,757
3.16%, 05/01/29	147,961	169,550
3.26%, 05/01/29	110,000	127,338
3.16%, 06/01/29	5,900,000	6,784,048
2.79%, 08/01/29	500,000	562,145
2.26%, 02/01/30	100,000	108,690
2.06%, 03/01/30	199,645	215,416
2.14%, 04/01/30	100,000	107,829
	Par	Value
2.26%, 04/01/30	$398,705	$432,675
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 2.38% Floor, 10.65% Cap), 4.41%, 06/01/30 CONV †	10,399	10,445
8.00%, 10/01/30	7,597	9,190
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 4.38%, 12/01/30 CONV †	3,128	3,146
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.55% Cap), 2.13%, 01/01/31†	4,419	4,362
4.50%, 04/01/31	35,188	38,428
4.50%, 05/01/31	123,512	134,855
4.50%, 06/01/31	38,212	41,731
2.87%, 07/01/31	100,000	113,805
2.77%, 08/01/31	400,000	449,889
2.77%, 08/01/31	200,000	225,039
2.85%, 08/01/31	100,000	113,326
2.87%, 08/01/31	200,000	226,842
2.24%, 10/01/31	100,000	108,633
4.50%, 11/01/31	57,548	63,132
6.00%, 11/01/31	1,634	1,887
4.50%, 12/01/31	86,258	94,628
6.00%, 01/01/32	49,868	55,589
2.32%, 02/01/32	100,000	109,606
6.00%, 03/01/32	2,157	2,408
1.85%, 04/01/32	100,000	105,835
1.95%, 04/01/32	100,000	105,802
6.00%, 04/01/32	95,076	106,210
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 2.13%, 06/01/32†	6,107	6,023
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.22% Cap), 2.23%, 08/01/32†	6,206	6,125
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 3.63%, 02/01/33†	841	845
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.95% Cap), 2.23%, 05/01/33†	9,039	8,949
5.00%, 07/01/33	16,667	19,101
5.00%, 09/01/33	20,207	23,150
3.50%, 05/01/34	107,391	115,687
6.00%, 10/01/34	24,878	27,671
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 3.55%, 12/01/34†	12,347	12,530
6.00%, 05/01/35	302,205	350,218
6.00%, 07/01/35	62,016	70,533
5.50%, 09/01/35	27,009	29,714
5.00%, 10/01/35	56,524	64,887
6.00%, 10/01/35	13,500	15,642

See Notes to Financial Statements.

	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 2.13%, 11/01/35†	$ 2,850	$ 2,855
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.96%, 1.96% Floor, 8.99% Cap), 3.67%, 11/01/35†	26,810	27,722
6.00%, 11/01/35	189,735	212,675
5.50%, 04/01/36	3,154	3,492
(Floating, COF 11th District San Francisco + 1.25%, 3.92% Floor, 12.91% Cap), 4.10%, 05/01/36†	22,825	23,641
5.50%, 11/01/36	46,359	53,305
5.50%, 03/01/37	2,821	3,245
6.00%, 07/01/37	470,873	548,719
6.50%, 10/01/37	40,563	46,621
7.00%, 10/01/37	1,278	1,491
7.00%, 11/01/37	4,833	5,478
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.65% Cap), 2.13%, 12/01/37†	17,917	17,759
3.00%, 12/01/37	134,045	141,846
7.00%, 12/01/37	3,164	3,845
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.53% Cap), 2.13%, 01/01/38†	10,786	10,730
7.00%, 02/01/38	1,673	1,927
4.50%, 03/01/38	3,373	3,668
4.50%, 04/01/38	48,091	52,741
5.00%, 04/01/38	56,066	64,249
5.00%, 06/01/38	61,389	70,162
5.50%, 08/01/38	32,192	36,897
7.00%, 11/01/38	13,089	15,294
7.00%, 02/01/39	5,435	6,302
6.00%, 12/01/39	195,744	228,383
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.69% Cap), 3.09%, 06/01/40†	23,309	23,575
3.09%, 10/01/40†	80,171	80,025
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 2.13%, 11/01/40†	7,010	6,936
4.50%, 04/01/41	84,958	94,604
4.50%, 08/01/41	44,292	49,338
4.50%, 11/01/41	206,138	226,439
4.00%, 06/01/42	21,419	22,830
3.50%, 09/01/42	39,696	42,904
4.00%, 10/01/42	138,276	150,859
2.50%, 11/01/42	18,768	19,893
4.00%, 11/01/42	1,315,730	1,465,111
2.50%, 12/01/42	13,689	14,510
3.00%, 12/01/42	13,398	14,620
3.50%, 12/01/42	63,873	69,151
4.00%, 12/01/42	94,304	103,654
2.50%, 01/01/43	13,808	14,636
	Par	Value
3.00%, 01/01/43	$ 256,695	$ 276,031
3.50%, 01/01/43	1,240,272	1,340,577
2.50%, 02/01/43	18,603	19,715
2.50%, 03/01/43	1,292,765	1,370,007
3.00%, 03/01/43	161,351	175,931
3.50%, 03/01/43	538,695	582,886
2.50%, 04/01/43	1,083,520	1,148,257
3.00%, 04/01/43	240,618	262,584
4.00%, 04/01/43	46,151	51,757
2.50%, 05/01/43	22,927	24,297
3.00%, 05/01/43	153,026	166,996
2.50%, 06/01/43	21,052	22,310
3.00%, 06/01/43	48,093	52,483
4.00%, 06/01/43	406,437	452,458
3.00%, 07/01/43	411,038	448,566
4.00%, 07/01/43	422,972	469,271
2.50%, 08/01/43	801,058	848,926
4.00%, 08/01/43	136,710	149,199
4.50%, 09/01/43	419,434	466,740
2.50%, 10/01/43	25,572	27,075
4.50%, 10/01/43	139,936	155,398
4.50%, 11/01/43	93,288	103,652
4.50%, 12/01/43	138,527	153,930
4.50%, 01/01/44	84,871	94,316
4.50%, 02/01/44	567,248	631,666
4.50%, 10/01/44	321,722	360,818
4.00%, 01/01/45	128,259	141,924
4.50%, 02/01/45	878,563	1,011,192
3.50%, 04/01/45	1,061,873	1,142,308
4.50%, 04/01/45	475,402	533,725
4.50%, 05/01/45	52,892	60,101
3.50%, 06/01/45	448,984	478,886
4.50%, 06/01/45	578,231	640,012
3.00%, 11/01/45	1,214,671	1,288,954
3.50%, 12/01/45	179,934	195,701
3.50%, 01/01/46	352,722	384,757
3.00%, 05/01/46	469,012	505,637
3.00%, 07/01/46	534,078	571,220
3.00%, 08/01/46	1,028,399	1,102,535
3.00%, 09/01/46	449,659	476,316
3.00%, 10/01/46	69,740	74,122
3.00%, 11/01/46	2,340,862	2,494,555
3.50%, 11/01/46	53,230	56,959
4.50%, 11/01/46	521,747	566,876
5.00%, 11/01/46	778,896	882,191
3.50%, 12/01/46	714,943	767,358
3.50%, 02/01/47	4,207,191	4,471,798
4.50%, 03/01/47	684,508	753,783
4.00%, 04/01/47	531,073	576,419
4.00%, 05/01/47	123,895	134,567
4.50%, 06/01/47	692,774	779,167
4.50%, 07/01/47	1,117,889	1,225,614
3.00%, 09/01/47	1,188,304	1,270,367
3.50%, 09/01/47	17,543,874	19,164,322
3.50%, 10/01/47	17,456,315	19,083,794
3.50%, 11/01/47	22,550,402	24,652,797
4.50%, 11/01/47	263,691	289,740
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 12/01/47	$22,924,128	$25,046,560
4.00%, 12/01/47	462,613	505,283
3.50%, 01/01/48	395,195	418,648
4.00%, 01/01/48	474,204	517,944
3.50%, 02/01/48	1,788,131	1,892,263
4.00%, 02/01/48	1,599,896	1,753,537
3.50%, 03/01/48	70,661	74,619
4.00%, 03/01/48	1,312,564	1,433,560
4.50%, 04/01/48	474,682	511,086
4.50%, 05/01/48	599,181	644,617
5.00%, 05/01/48	258,452	282,871
4.00%, 06/01/48	789,293	863,236
3.50%, 07/01/48	1,197,136	1,269,263
4.00%, 07/01/48	1,507,402	1,642,968
4.50%, 07/01/48	578,776	632,091
3.50%, 08/01/48	9,271,051	10,060,697
4.00%, 08/01/48	4,482,927	4,871,519
4.50%, 08/01/48	786,785	868,719
5.00%, 08/01/48	148,149	162,035
4.00%, 09/01/48	1,328,363	1,410,065
4.50%, 09/01/48	978,163	1,075,331
4.00%, 10/01/48	388,452	414,254
4.50%, 10/01/48	1,026,224	1,119,458
5.00%, 10/01/48	685,321	749,105
4.00%, 11/01/48	30,491	32,328
4.50%, 11/01/48	380,537	420,764
5.00%, 11/01/48	5,332,919	5,975,720
4.50%, 12/01/48	1,056,725	1,137,923
5.00%, 12/01/48	31,100	33,983
3.50%, 02/01/49	81,863	88,976
4.50%, 02/01/49	112,539	122,320
4.50%, 05/01/49	426,764	459,586
3.50%, 06/01/49	260,166	277,165
3.00%, 07/01/49	90,022	95,598
3.00%, 09/01/49	2,676,104	2,858,207
3.50%, 10/01/49	834,615	897,320
3.00%, 11/01/49	477,720	504,528
3.00%, 12/01/49	771,387	818,791
3.50%, 12/01/49	287,358	308,944
4.00%, 12/01/49	465,590	493,419
5.00%, 12/01/49	8,166	8,916
3.00%, 01/01/50	306,766	327,694
3.00%, 02/01/50	2,055,036	2,194,922
3.50%, 02/01/50	1,057,407	1,123,765
3.00%, 03/01/50	398,009	429,264
4.50%, 03/01/50	271,283	292,743
3.50%, 04/01/50	582,228	620,297
3.00%, 06/01/50	1,205,387	1,279,200
4.00%, 02/01/56	451,169	499,387
4.50%, 04/01/56	700,433	781,987
5.50%, 09/01/56	653,547	729,869
4.00%, 01/01/57	281,537	311,627
3.50%, 03/01/57	2,048,857	2,231,334
4.00%, 06/01/57	490,543	541,421
	Par	Value
4.50%, 09/01/57	$ 773,747	$866,363
Federal National Mortgage Association ACES, Series 2015-M1
0.62%, 09/25/24† IO γ	3,325,890	87,296
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	130,812	135,056
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	100,000	112,248
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	299,956	326,712
Federal National Mortgage Association ACES, Series 2019-M27
2.70%, 11/25/40	200,000	239,818
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	98,159	104,912
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	175,101	10,162
4.50%, 11/25/39 IO	33,113	5,019
3.50%, 11/25/41 IO	130,217	15,594
4.00%, 11/25/41 IO	162,332	22,319
4.00%, 04/25/42 IO	303,585	43,052
Federal National Mortgage Association REMIC, Series 1991-137
868.32%, 10/25/21 IO	8	38
Federal National Mortgage Association REMIC, Series 1991-97
1,009.25%, 08/25/21 IO	4	22
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 0.64%, 10/18/30†	5,471	5,469
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	325,259	390,297
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 6.57%, 03/25/37† IO	409,871	87,108

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	$237,174	$273,947
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	741,309	873,445
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 6.37%, 10/25/41† IO	295,165	62,013
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	92,134	5,779
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	18,851	22,709
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	143,438	5,077
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 12/25/42† IO	103,146	19,843
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	67,225	82,538
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	5,707	6,260
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 6.32%, 04/25/42† IO	95,994	20,046
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	98,686	116,096
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.47%, 02/25/41† IO	14,089	1,177
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.47%, 03/25/42† IO	121,605	23,865
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 6.42%, 07/25/42† IO	$ 33,562	$ 6,929
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.77%, 12/25/43† IO	394,236	84,297
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	140,533	16,991
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	686,239	47,637
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	368,600	42,961
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 06/25/43† IO	173,778	42,554
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	429,741	496,817
6.50%, 07/25/42	175,372	213,317
Federal National Mortgage Association REMIC, Series 2014-47
3.14%, 08/25/44† IO γ	305,119	20,821
Federal National Mortgage Association REMIC, Series 2015-55
2.83%, 08/25/55† IO γ	108,326	5,452
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 08/25/45† IO	53,673	13,769
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 10/25/57† IO	736,353	138,564
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.02%, 11/25/47† IO	245,272	46,455
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	$ 300,000	$298,313
FHLMC Multifamily Structured Pass-Through Certificates, Series K016
1.63%, 10/25/21† IO γ	170,172	2,618
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.57%, 08/25/27† IO γ	2,417,528	66,760
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.70%, 03/25/29† IO γ	1,416,207	62,258
3.51%, 03/25/29	230,000	273,480
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
1.09%, 05/25/29† IO γ	1,996,434	143,417
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
1.02%, 06/25/29† IO γ	999,337	67,527
FHLMC Multifamily Structured Pass-Through Certificates, Series K095
1.08%, 06/25/29† IO γ	1,197,928	86,507
FHLMC Multifamily Structured Pass-Through Certificates, Series K099
1.01%, 09/25/29† IO γ	1,088,799	75,595
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1513
2.80%, 08/25/34	100,000	115,320
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
1.07%, 08/25/23† IO γ	3,224,464	75,375
FHLMC Multifamily Structured Pass-Through Certificates, Series K735
1.10%, 05/25/26† IO γ	899,203	44,080
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.44%, 07/25/26† IO γ	1,999,528	132,528
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M3
(Floating, ICE LIBOR USD 1M + 5.55%), 5.72%, 07/25/28†	275,224	290,038
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 3.98%, 03/25/29†	250,000	254,889
	Par	Value
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.90%, 07/25/44†	$ 448,580	$ 466,006
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.38%, 06/16/70(U) 144A †	1,400,000	1,736,480
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
3.26%, 06/25/34† γ	164,226	160,162
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	5,022,922	15,267
Government National Mortgage Association
7.00%, 01/15/26	2,181	2,375
7.00%, 07/15/27	18,766	21,245
7.00%, 01/15/28	10,417	10,578
7.00%, 03/15/28	24,335	28,200
7.00%, 07/15/28	3,233	3,568
7.50%, 07/15/28	9,130	9,309
6.50%, 08/15/28	1,811	2,016
7.00%, 08/15/28	4,967	5,509
7.50%, 08/15/28	5,926	6,737
6.50%, 09/15/28	3,343	3,801
7.00%, 10/15/28	10,495	10,596
7.50%, 03/15/29	9,105	10,792
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.13%, 11/20/29†	16,570	17,333
8.50%, 08/15/30	415	430
8.50%, 11/20/30	4,839	5,785
6.50%, 08/15/31	27,928	32,455
7.50%, 08/15/31	6,367	7,038
6.50%, 10/15/31	31,643	36,250
6.00%, 11/15/31	83,405	95,805
6.50%, 11/15/31	50,472	55,584
6.00%, 12/15/31	15,854	18,794
6.00%, 01/15/32	58,262	65,720
6.00%, 02/15/32	73,890	82,493
6.50%, 02/15/32	31,123	35,502
6.00%, 04/15/32	36,106	40,179
7.50%, 04/15/32	7,805	8,443
6.50%, 06/15/32	49,916	57,216
6.50%, 08/15/32	65,092	72,861
6.50%, 09/15/32	74,423	86,186
6.00%, 10/15/32	64,132	76,472
5.50%, 11/15/32	8,608	9,637
6.00%, 11/15/32	51,326	57,753
6.00%, 12/15/32	24,916	28,327

See Notes to Financial Statements.

	Par	Value
6.50%, 12/15/32	$ 8,046	$ 9,167
5.50%, 01/15/33	5,479	6,108
6.00%, 01/15/33	23,684	27,214
5.50%, 02/15/33	10,883	12,709
6.00%, 02/15/33	21,447	25,580
5.50%, 03/15/33	12,004	13,838
6.50%, 04/15/33	134,545	162,887
6.00%, 06/15/33	17,382	19,338
5.50%, 07/15/33	12,393	14,063
5.50%, 08/15/33	4,730	5,295
5.50%, 09/15/33	2,780	3,111
6.00%, 10/15/33	33,082	36,848
6.50%, 10/15/33	63,793	73,982
5.50%, 04/15/34	6,090	6,731
5.50%, 05/15/34	2,471	2,717
6.50%, 08/15/34	89,399	104,690
5.50%, 09/15/34	53,454	62,383
5.50%, 12/15/34	52,126	60,878
5.50%, 01/15/35	38,587	45,066
6.00%, 09/20/38	119,368	137,238
5.00%, 07/20/40	9,835	11,108
5.00%, 09/20/40	44,314	50,036
4.00%, 10/20/40	5,661	6,244
6.00%, 10/20/40	17,974	20,658
6.00%, 01/20/41	14,633	16,809
4.50%, 04/20/41	190,915	209,835
3.00%, 09/15/42	452,744	481,833
3.00%, 10/15/42	196,290	208,629
3.00%, 11/15/42	87,616	93,123
4.00%, 08/20/43	327,672	360,506
3.50%, 06/20/44	130,037	139,548
4.00%, 10/20/44	159,939	174,334
3.00%, 01/15/45	3,154,032	3,342,869
4.00%, 01/20/45	254,323	277,088
3.50%, 03/20/45	59,245	63,466
3.50%, 04/15/45	461,904	488,250
4.00%, 05/20/45	28,836	31,287
4.00%, 10/20/45	239,802	260,335
3.50%, 09/20/46	1,963,762	2,048,107
3.00%, 11/20/46	116,969	124,400
4.00%, 06/20/47	2,940,498	3,160,664
3.00%, 09/20/47	33,961	36,055
4.00%, 09/20/47	1,157,052	1,241,045
3.50%, 10/20/47	889,070	951,366
4.00%, 11/20/47	705,272	758,090
4.00%, 12/20/47	320,331	343,341
3.00%, 02/20/48	171,272	181,835
4.00%, 02/20/48	218,810	236,001
4.00%, 03/20/48	365,402	391,018
4.00%, 04/20/48	250,471	266,940
4.50%, 05/20/48	3,070,012	3,315,194
3.50%, 06/15/48	222,878	237,601
4.50%, 06/20/48	677,013	730,569
4.50%, 07/20/48	45,451	48,968
4.50%, 08/20/48	5,464,372	5,852,178
5.00%, 08/20/48	613,908	669,384
	Par	Value
4.50%, 09/20/48	$ 3,105,136	$ 3,347,592
5.00%, 09/20/48	485,079	528,858
4.50%, 10/20/48	612,039	659,444
5.00%, 10/20/48	3,627,043	3,969,886
5.00%, 11/20/48	4,806,298	5,242,237
4.50%, 12/20/48	256,232	275,409
5.00%, 12/20/48	3,322,880	3,612,415
4.50%, 01/20/49	9,525,275	10,184,399
5.00%, 01/20/49	8,795,071	9,567,076
4.00%, 02/20/49	4,495,278	4,776,508
4.50%, 02/20/49	944,829	1,010,043
5.00%, 02/20/49	200,713	218,319
4.00%, 03/20/49	3,651,768	3,875,492
4.50%, 03/20/49	684,455	733,263
5.00%, 03/20/49	1,233,891	1,341,104
4.00%, 05/20/49	2,972,782	3,153,886
4.50%, 05/20/49	796,348	851,602
5.00%, 05/20/49	2,280,189	2,478,710
5.00%, 08/20/49	12,620,143	13,719,962
3.50%, 10/20/49	470,668	486,309
4.00%, 10/20/49	98,878	106,489
5.00%, 10/20/49	999,900	1,088,113
4.00%, 11/20/49	99,029	107,191
3.50%, 12/20/49	8,367,247	8,842,728
3.00%, 01/20/50	297,936	316,233
4.00%, 01/20/50	99,308	106,861
3.50%, 02/20/50	198,780	211,602
4.00%, 02/20/50	99,434	107,922
4.00%, 03/20/50	99,595	109,055
4.00%, 04/20/50	398,887	432,726
3.50%, 05/15/50	199,703	214,956
2.50%, 07/01/50 TBA	20,200,000	21,265,234
3.00%, 07/01/50 TBA	2,000,000	2,119,141
4.50%, 07/01/50 TBA	21,300,000	22,752,726
5.00%, 07/01/50 TBA	1,000,000	1,086,250
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.49%, 05/20/37†	94,294	94,124
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 6.39%, 08/20/37† IO	854,558	146,042
Government National Mortgage Association, Series 2010-31
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 6.31%, 03/20/39† IO	5,199	106
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.46%, 01/20/40† IO	25,141	2,330
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 0.70%, 12/20/60†	$ 184,622	$184,140
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 0.78%, 03/20/61†	238,239	238,080
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 0.80%, 03/20/61†	168,089	168,059
Government National Mortgage Association, Series 2012-144
0.42%, 01/16/53† IO γ	6,552,538	146,197
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 03/20/42† IO	31,619	7,543
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	83,548	2,796
Government National Mortgage Association, Series 2012-H27
1.73%, 10/20/62† IO γ	576,040	30,098
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 0.65%, 12/20/62†	846,635	843,768
Government National Mortgage Association, Series 2013-107
2.69%, 11/16/47† γ	281,252	297,707
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	91,142	9,418
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 5.41%, 08/20/44† IO	65,023	12,637
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.01%, 08/20/44† IO	184,563	44,091
Government National Mortgage Association, Series 2014-17
2.58%, 06/16/48† γ	34,794	36,459
Government National Mortgage Association, Series 2014-93
0.61%, 11/16/55† IO γ	2,652,654	89,059
	Par	Value
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	$ 95,850	$ 15,254
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 0.85%, 05/20/65†	2,132,274	2,132,284
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 0.73%, 05/20/65†	2,197,050	2,192,830
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 0.87%, 06/20/65†	3,637,815	3,640,385
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 0.88%, 06/20/65†	1,386,775	1,388,361
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.90%, 06/20/65†	3,457,354	3,463,629
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.90%, 07/20/65†	3,400,076	3,406,502
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 1.48%, 06/20/65†	513,483	512,836
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.90%, 07/20/65†	494,682	495,573
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.90%, 08/20/65†	555,501	556,501
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.90%, 09/20/65†	564,436	565,508
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 0.92%, 09/20/65†	634,933	636,568

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 0.82%, 10/20/65†	$1,209,493	$1,209,953
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.98%, 08/20/61†	4,502	4,527
Government National Mortgage Association, Series 2016-152
0.87%, 08/15/58† IO γ	4,752,827	293,936
Government National Mortgage Association, Series 2017-190
0.66%, 03/16/60† IO γ	6,627,446	352,781
Government National Mortgage Association, Series 2017-H15
2.35%, 07/20/67† IO γ	556,767	68,827
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.31%, 07/20/67†	1,746,061	1,782,766
Government National Mortgage Association, Series 2017-H18
1.76%, 09/20/67† IO γ	4,306,511	358,967
Government National Mortgage Association, Series 2017-H20
2.22%, 10/20/67† IO γ	187,484	19,140
Government National Mortgage Association, Series 2017-H22
2.41%, 11/20/67† IO γ	1,479,283	152,789
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 0.60%, 05/20/68†	931,598	926,367
Government National Mortgage Association, Series 2019-123
3.00%, 10/20/49	266,584	286,651
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	221,225	232,041
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	497,117	85,439
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 1.44%, 04/20/70†	196,325	201,800
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.34%, 05/20/70†	500,338	522,488
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.09%, 11/21/35 144A †	577,273	573,135
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.36%, 01/25/37†	419,558	367,431
	Par	Value
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.48%, 09/15/31 144A †	$1,530,000	$1,466,966
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	139,322
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	391,876
GS Mortgage Securities Trust, Series 2019-GC42, Class D
2.80%, 09/01/52 144A	450,000	327,345
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.07%, 09/25/35† γ	310,127	308,700
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.06%, 08/20/56(U) †	498,473	617,373
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.29%, 05/25/53(U) 144A †	6,554,656	8,133,112
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.36% Floor, 11.00% Cap), 0.90%, 10/25/34†	28,673	27,960
IndyMac ARM Trust, Series 2001-H2, Class A1
3.70%, 01/25/32† γ	5,268	4,839
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.32%, 05/15/45† γ	280,000	225,043
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
3.77%, 02/25/35† γ	28,111	26,494
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	1,979,305	2,033,249
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	734,854	754,830
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
5.05%, 01/15/47† γ	50,000	52,519
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	734,893	765,678
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	773,226	812,042
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Kensington Mortgage Securities PLC, Series 2007-1X, Class A3C
(Floating, ICE LIBOR USD 3M + 0.17%), 0.48%, 06/14/40†	$ 771,795	$ 742,756
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 1.14%, 11/15/49(U) †	463,774	570,045
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.73%, 01/01/61(U) †	672,661	783,079
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.17%, 01/01/61(U) †	542,984	646,594
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.85%, 04/15/47(U) †	668,665	785,828
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
4.09%, 11/21/34† γ	151,429	151,604
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
3.59%, 05/25/34† γ	77,417	76,486
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	144,236
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	385,462
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	503,183
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,520,854
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	800,000	846,026
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B
3.56%, 07/13/29 144A † γ	800,000	816,533
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.58%, 05/15/36 144A †	1,050,000	936,023
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.51%, 04/05/42 144A † γ	1,600,000	1,630,072
	Par	Value
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 11.50% Cap), 0.46%, 10/25/35†	$ 210,706	$ 207,385
MSCG Trust, Series 2015-ALDR, Class A2
3.58%, 06/07/35 144A † γ	580,000	572,983
MSCG Trust, Series 2016-SNR, Class C
5.21%, 11/15/34 144A	331,500	325,586
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 0.37%, 12/26/35 144A †	111,101	110,565
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 0.83%, 06/25/57 144A †	499,495	494,383
ResLoc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	945,161	1,007,273
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.35%, 12/15/43(U) †	236,290	274,429
Ripon Mortgages PLC, Series 1A, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.06%, 08/20/56(U) 144A †	1,988,469	2,457,459
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.06%, 08/20/56(U) †	143,993	177,954
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.06%, 08/20/56(U) †	2,591,867	3,203,171
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 1.94%, 06/15/33 144A †	450,000	442,170
Sequoia Mortgage Trust, Series 2003-4, Class 1A2
(Floating, ICE LIBOR USD 6M + 0.66%, 0.33% Floor, 11.50% Cap), 2.37%, 07/20/33†	52,361	49,200
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.00% Cap), 0.83%, 04/19/27†	192,275	184,695
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	325,278

See Notes to Financial Statements.

	Par	Value
Stratton Mortgage Funding PLC, Series 2019-1, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.20%), 1.44%, 05/25/51(U) †	$ 1,538,687	$ 1,897,430
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.48%, 10/25/35†	407,723	401,747
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 0.44%, 07/19/35†	56,243	51,703
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.50% Cap), 0.82%, 09/25/43†	4,990	4,864
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
3.65%, 04/25/45† γ	34,721	33,070
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.22%, 10/20/51(U) 144A †	1,586,999	1,970,292
Tower Bridge Funding No. 1 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 1.00%), 1.18%, 03/20/56(U) †	272,526	338,815
Tower Bridge Funding No. 2 PLC, Class A
(Floating, ICE LIBOR GBP 3M + 0.90%), 1.08%, 03/20/56(U) †	729,086	901,412
Trinity Square PLC, Series 2015-1A, Class A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.82%, 07/15/51(U) 144A †	176,096	218,499
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.62%, 12/10/45 144A † γ	320,000	178,483
Uniform Mortgage Backed Securities
2.00%, 07/01/35 TBA	5,800,000	6,000,734
2.00%, 07/01/50 TBA	20,300,000	20,707,277
2.50%, 07/01/50 TBA	34,000,000	35,447,656
3.00%, 07/01/50 TBA	13,000,000	13,692,656
3.50%, 07/01/50 TBA	18,000,000	18,933,047
2.00%, 08/01/50 TBA	3,000,000	3,064,512
2.50%, 08/01/50 TBA	22,000,000	22,901,053
2.50%, 09/01/50 TBA	22,000,000	22,852,837
3.00%, 09/01/50 TBA	40,100,000	42,109,722
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	103,010
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
3.77%, 02/25/33† γ	$ 2,755	$ 2,663
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 2.90%, 06/25/42†	7,440	6,914
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.39% Floor, 10.50% Cap), 0.96%, 01/25/45†	952,138	939,274
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.29%, 0.29% Floor, 10.50% Cap), 0.47%, 10/25/45†	662,527	643,314
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.50%, 02/25/37† γ	201,315	176,438
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.61%, 02/25/37† γ	128,336	120,100
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 2.26%, 04/25/47†	459,946	414,845
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 0.72%, 07/25/45†	475,433	430,010
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.29% Floor, 10.50% Cap), 0.76%, 07/25/45†	96,558	90,235
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	122,556	120,911
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.39%, 12/28/37† γ	339,689	320,206
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.41%, 07/15/46† γ	20,000	18,285
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	101,176
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	$ 299,342	$ 308,949
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.48%, 06/15/45 144A † IO γ	260,109	4,587
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.33%, 05/15/45 144A † IO γ	2,252,108	61,760
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.19%, 03/15/47† IO γ	893,771	23,667
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.19%, 08/15/47† IO γ	2,884,493	94,680
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	307,232
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	165,475
Total Mortgage-Backed Securities (Cost $700,925,455)		720,008,047
MUNICIPAL BONDS — 0.6%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,086,207
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	350,993
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	965,828
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	413,926
City of Chicago IL, General Obligation
7.75%, 01/01/42	2,177,000	2,856,257
Health & Educational Facilities Authority of the State of Missouri, Revenue Bond, Series A
3.23%, 05/15/50	460,000	526,166
Metropolitan Transportation Authority, Revenue Bond
5.18%, 11/15/49	825,000	965,440
Northstar Education Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.10%), 0.99%, 04/28/30†	19,430	19,418
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	413,043
State of California, General Obligation
7.95%, 03/01/36	28	27
7.55%, 04/01/39	410,000	731,889
State of Illinois, General Obligation
5.10%, 06/01/33	1,115,000	1,132,768
	Par	Value
6.63%, 02/01/35	$495,000	$ 546,505
7.35%, 07/01/35	465,000	528,198
Total Municipal Bonds (Cost $9,320,404)		10,536,665

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $138.00, Expires 07/24/20 (GSC)	63	$ 8,760,150	83,672
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $138.50, Expires 07/24/20 (GSC)	2	278,100	1,875
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $139.00, Expires 07/24/20 (GSC)	130	18,076,500	77,188
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $139.25, Expires 07/24/20 (GSC)	32	4,449,600	15,000
10-Year U.S. Treasury Note Future expiration date 9/2020, Strike Price $138.50, Expires 08/21/20 (GSC)	22	3,059,100	25,781
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $178.00, Expires 07/24/20 (GSC)	72	12,828,960	140,625
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $180.00, Expires 07/24/20 (GSC)	31	5,523,580	32,938
			377,079
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $136.50, Expires 07/24/20 (GSC)	96	13,348,800	4,500

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $137.00, Expires 07/24/20 (GSC)	63	$8,760,150	$ 3,937
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $138.50, Expires 07/24/20 (GSC)	33	4,588,650	8,766
10-Year U.S. Treasury Note Future expiration date 9/2020, Strike Price $138.50, Expires 08/21/20 (GSC)	22	3,059,100	11,000
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $176.00, Expires 07/24/20 (GSC)	40	7,127,200	27,500
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $179.00, Expires 07/24/20 (GSC)	17	3,029,060	32,141
			87,844
Total Purchased Options (Premiums paid $579,580)			464,923

	Par
U.S. TREASURY OBLIGATIONS — 12.8%
U.S. Treasury Bills
0.12%, 08/18/20Ω Δ	$4,410,000	4,409,250
0.15%, 10/22/20Ω	9,210,000	9,205,664
		13,614,914
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	15,551
4.25%, 05/15/39	4,300,000	6,646,859
4.38%, 11/15/39	200,000	314,637
2.75%, 08/15/42	600,000	769,687
2.75%, 11/15/42	700,000	897,094
2.88%, 05/15/43Δ	3,200,000	4,182,812
3.63%, 02/15/44	6,460,000	9,460,872
3.38%, 05/15/44‡‡	3,200,000	4,528,125
3.13%, 08/15/44Δ	4,800,000	6,548,156
3.00%, 11/15/44‡‡	3,100,000	4,152,426
2.50%, 02/15/45Δ	950,000	1,172,452
2.88%, 08/15/45	4,340,000	5,722,442
2.75%, 08/15/47	7,940,000	10,377,673
3.00%, 02/15/48	6,170,000	8,449,044
3.13%, 05/15/48	5,380,000	7,542,193
3.00%, 02/15/49	80,000	110,483
2.88%, 05/15/49Δ	6,200,000	8,390,586
	Par	Value
2.25%, 08/15/49Δ	$ 3,400,000	$ 4,090,293
2.00%, 02/15/50Δ	19,780,000	22,659,690
1.25%, 05/15/50Δ	6,930,000	6,660,380
		112,691,455
U.S. Treasury Inflationary Index Bonds
2.13%, 02/15/40	1,091,322	1,609,139
0.75%, 02/15/42	238,279	285,397
1.38%, 02/15/44‡‡ Δ	2,618,238	3,573,136
1.00%, 02/15/46	1,201,087	1,555,624
1.00%, 02/15/48	1,642,742	2,172,182
1.00%, 02/15/49	6,632,974	8,850,729
0.25%, 02/15/50Δ	4,308,120	4,839,020
		22,885,227
U.S. Treasury Notes
2.00%, 12/31/21‡‡	1,500,000	1,541,133
1.88%, 03/31/22‡‡	1,900,000	1,956,629
1.88%, 09/30/22‡‡	3,000,000	3,115,430
2.00%, 10/31/22‡‡	2,700,000	2,815,224
1.75%, 06/30/24	3,900,000	4,137,580
2.25%, 11/15/24	260,000	282,719
0.38%, 04/30/25Δ	500,000	502,344
0.25%, 05/31/25Δ	5,220,000	5,214,291
0.25%, 06/30/25	60,000	59,890
2.88%, 07/31/25	2,330,000	2,631,762
2.25%, 11/15/25Δ	1,480,000	1,630,862
2.63%, 01/31/26	3,120,000	3,510,853
2.25%, 03/31/26	1,500,000	1,660,137
2.13%, 05/31/26Δ	6,320,000	6,960,887
2.25%, 02/15/27Δ	6,618,000	7,394,322
0.50%, 04/30/27	8,610,000	8,624,126
0.50%, 06/30/27	12,510,000	12,521,728
2.25%, 08/15/27Δ	4,000,000	4,493,516
2.75%, 02/15/28‡‡	1,400,000	1,633,406
2.88%, 05/15/28‡‡	800,000	944,297
3.13%, 11/15/28	8,180,000	9,891,729
2.63%, 02/15/29	1,000,000	1,172,012
0.63%, 05/15/30Δ	650,000	648,299
		83,343,176
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	4,060,000	3,134,328
2.18%, 08/15/41Ω ‡‡	1,080,000	803,540
		3,937,868
Total U.S. Treasury Obligations (Cost $216,346,735)		236,472,640

Shares
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø ∞	108,109,877	108,109,877
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø §	11,871,155	$ 11,871,155
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	1,812,034	1,812,034
Total Money Market Funds (Cost $121,793,066)		121,793,066

	Par
REPURCHASE AGREEMENTS — 6.4%
Citigroup Global Markets, Inc.
0.12% (dated 06/30/20, due 07/01/20, repurchase price $59,614,012, collateralized by U.S. Treasury Bond, 3.00%, due 11/15/44, total market value $44,376,000)	$58,600,000	58,600,000

0.12% (dated 06/30/20, due 07/02/20, repurchase price $60,069,363, collateralized by U.S. Treasury Note, 2.75%, due 06/30/25, total market value $53,603,000)	58,900,000	58,900,000
Total Repurchase Agreements (Cost $117,500,000)		117,500,000
TOTAL INVESTMENTS —114.9% (Cost $2,044,325,406)		2,124,085,504

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $139.50, Expires 07/24/20 (GSC)	(158)	$(21,969,900)	(56,782)
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $139.75, Expires 07/24/20 (GSC)	(64)	(8,899,200)	(17,000)
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $140.00, Expires 07/24/20 (GSC)	(24)	(3,337,200)	(4,875)
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $182.00, Expires 07/24/20 (GSC)	(48)	(8,552,640)	(26,251)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $183.00, Expires 07/24/20 (GSC)	(35)	$ (6,236,300)	$ (13,672)
Long U.S. Treasury Bond Future expiration date 9/2020, Strike Price $186.00, Expires 08/21/20 (GSC)	(16)	(2,850,880)	(10,000)
			(128,580)
Call Swaptions — (0.0)%
Pay (.053)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.05), Expires 12/11/20 (JPM)	1	(1,580,000)	(15,082)
Pay (.053)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.05), Expires 12/11/20 (CITI)	1	(2,280,000)	(21,764)
Pay (.15)% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 9/30/2025 EUR, Strike Price $(0.15), Expires 09/28/20 (JPM)	2	(17,460,000)	(11,286)
Pay .02% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 4/7/2031 EUR, Strike Price $0.02, Expires 04/01/21 (JPM)	1	(2,380,000)	(28,836)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay .05% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 10/26/2031 EUR, Strike Price $0.05, Expires 10/22/21 (DEUT)	1	$(2,330,000)	$(45,433)
Pay .408% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/25/2025 USD, Strike Price $0.41, Expires 11/23/20 (BOA)	1	(3,300,000)	(14,831)
Pay .41% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/25/2025 USD, Strike Price $0.41, Expires 11/23/20 (JPM)	1	(4,500,000)	(20,038)
Pay .448% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 5/14/2026 USD, Strike Price $0.45, Expires 05/12/21 (DEUT)	1	(4,400,000)	(35,253)
Pay .48% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 5/21/2026 USD, Strike Price $0.48, Expires 05/19/21 (JPM)	1	(4,600,000)	(34,466)
Pay .5% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 4/8/2026 USD, Strike Price $0.50, Expires 04/06/21 (JPM)	1	(5,100,000)	(30,968)
	Number of Contracts	Notional Amount	Value
Pay .506% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 4/8/2026 USD, Strike Price $0.51, Expires 04/06/21 (DEUT)	1	$ (3,300,000)	$ (19,665)
			(277,622)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $135.50, Expires 07/24/20 (GSC)	(158)	(7,786,800)	(4,938)
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $135.50, Expires 07/24/20 (MSCS)	(56)	(7,786,800)	(1,750)
10-Year U.S. Treasury Note Future expiration date 8/2020, Strike Price $138.00, Expires 07/24/20 (GSC)	(68)	(9,455,400)	(10,625)
Euro Bund expiration date 8/2020, Strike Price $171.50, Expires 07/24/20 (MSCS)	(37)	(6,531,240)	(1,247)
Euro Bund expiration date 8/2020, Strike Price $172.50, Expires 07/24/20 (MSCS)	(39)	(6,884,280)	(2,629)
FNCL 2.00% expiration date 8/2020, Strike Price $100.64, Expires 08/06/20 (JPM)	(9,300,000)	(911,400,000)	(10,789)
FNCL 2.50% expiration date 8/2020, Strike Price $102.09, Expires 08/06/20 (JPM)	(3,400,000)	(331,500,000)	(1,499)
FNCL 2.50% expiration date 8/2020, Strike Price $102.56, Expires 08/06/20 (JPM)	(2,700,000)	(263,250,000)	(2,309)
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $173.00, Expires 07/24/20 (GSC)	(34)	(6,058,120)	(6,906)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 8/2020, Strike Price $177.00, Expires 07/24/20 (GSC)	(34)	$(6,058,120)	$(33,469)
			(76,161)
Put Swaptions — (0.1)%
Pay 3-Month LIBOR (Quarterly); Receive .408% (Semiannually): Interest Rate Swap Maturing 11/25/2025 USD, Strike Price $0.41, Expires 11/23/20 (BOA)	1	(3,300,000)	(23,077)
Pay 3-Month LIBOR (Quarterly); Receive .41% (Semiannually): Interest Rate Swap Maturing 11/25/2025 USD, Strike Price $0.41, Expires 11/23/20 (JPM)	1	(4,500,000)	(31,732)
Pay 3-Month LIBOR (Quarterly); Receive .448% (Semiannually): Interest Rate Swap Maturing 5/14/2026 USD, Strike Price $0.45, Expires 05/12/21 (DEUT)	1	(4,400,000)	(43,659)
Pay 3-Month LIBOR (Quarterly); Receive .48% (Semiannually): Interest Rate Swap Maturing 5/21/2026 USD, Strike Price $0.48, Expires 05/19/21 (JPM)	1	(4,600,000)	(49,893)
Pay 3-Month LIBOR (Quarterly); Receive .5% (Semiannually): Interest Rate Swap Maturing 4/8/2026 USD, Strike Price $0.50, Expires 04/06/21 (JPM)	1	(5,100,000)	(57,128)
Pay 3-Month LIBOR (Quarterly); Receive .506% (Semiannually): Interest Rate Swap Maturing 4/8/2026 USD, Strike Price $0.51, Expires 04/06/21 (DEUT)	1	(3,300,000)	(37,580)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive (.053)% (Annually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.05), Expires 12/11/20 (CITI)	1	$ (2,280,000)	$(46,104)
Pay 6-Month EURIBOR (Semiannually); Receive (.053)% (Monthly): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.05), Expires 12/11/20 (JPM)	1	(1,580,000)	(31,930)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 8/17/2025 EUR, Strike Price $(0.35), Expires 08/13/20 (JPM)	1	(15,489,999)	(34,740)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 8/17/2025 EUR, Strike Price $(0.35), Expires 08/13/20 (BOA)	1	(15,490,000)	(34,740)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 9/30/2025 EUR, Strike Price $(0.35), Expires 09/28/20 (JPM)	2	(17,460,000)	(58,838)
Pay 6-Month EURIBOR (Semiannually); Receive .02% (Annually): Interest Rate Swap Maturing 4/7/2031 EUR, Strike Price $0.02, Expires 04/01/21 (JPM)	1	(2,380,000)	(68,707)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive .05% (Annually): Interest Rate Swap Maturing 10/26/2031 EUR, Strike Price $0.05, Expires 10/22/21 (DEUT)	1	$ (2,330,000)	$ (81,823)
Pay 6-Month LIBOR (Semiannually); Receive .34% (Semiannually): Interest Rate Swap Maturing 8/13/2030 GBP, Strike Price $0.34, Expires 08/13/20 (JPM)	2	(7,740,000)	(61,958)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/2/2030 GBP, Strike Price $0.35, Expires 10/02/20 (CITI)	1	(2,910,000)	(37,769)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/2/2030 GBP, Strike Price $0.35, Expires 10/02/20 (JPM)	2	(11,890,000)	(154,322)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/21/2030 GBP, Strike Price $0.35, Expires 10/21/20 (BOA)	1	(7,660,000)	(109,607)
			(963,607)
Total Written Options (Premiums received $ (1,704,883))			(1,445,970)

Par
TBA SALE COMMITMENTS — (4.2)%
Uniform Mortgage Backed Securities 3.50%, 08/01/50 TBA	$(53,200,000)	(55,938,064)
	Par	Value
Uniform Mortgage Backed Securities 4.00%, 08/01/50 TBA	$(4,000,000)	$ (4,241,328)
Uniform Mortgage Backed Securities 4.50%, 08/01/50 TBA	(4,000,000)	(4,300,202)
Uniform Mortgage Backed Securities 5.00%, 07/01/50 TBA	(4,000,000)	(4,371,875)
Government National Mortgage Association 3.00%, 07/01/50 TBA	(1,000,000)	(1,057,215)
Government National Mortgage Association 4.00%, 07/01/50 TBA	(4,000,000)	(4,241,016)
Uniform Mortgage Backed Securities 4.50%, 07/01/50 TBA	(1,000,000)	(1,074,609)
Uniform Mortgage Backed Securities 2.00%, 07/01/50 TBA	(1,400,000)	(1,432,813)
Government National Mortgage Association 5.00%, 07/01/50 TBA	(1,000,000)	(1,086,250)
Total TBA Sale Commitments (Proceeds $(77,693,759))		(77,743,372)
Liabilities in Excess of Other Assets — (10.6)%		(196,485,429)
NET ASSETS — 100.0%		$1,848,410,733
PORTFOLIO SUMMARY (based on net assets)
%
Mortgage-Backed Securities	39.0
Corporate Bonds	31.9
U.S. Treasury Obligations	12.8
Foreign Bonds	12.0
Money Market Funds	6.6
Repurchase Agreements	6.4
Asset-Backed Securities	4.9
Loan Agreements	0.6
Municipal Bonds	0.6
Agency Obligations	0.1
Purchased Options	—**
Written Options	(0.1)
TBA Sale Commitments	(4.2)
110.6
**Rounds to less than 0.05%
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	09/2020	(10)	$ (2,471,251)	$ (48,287)
Euro-BTP	09/2020	141	22,792,536	501,475
Euro-Bund	09/2020	(230)	(45,613,654)	(318,259)
Euro-OAT	09/2020	39	7,345,837	79,787
10-Year Japanese Treasury Bond	09/2020	(9)	(12,665,432)	23,925
10-Year U.S. Treasury Note	09/2020	530	73,761,093	275,835
U.S. Treasury Long Bond	09/2020	(444)	(79,281,750)	(524,315)
Ultra 10-Year U.S. Treasury Note	09/2020	74	11,653,844	55,725
Ultra Long U.S. Treasury Bond	09/2020	320	69,810,000	490,330
Long GILT	09/2020	(131)	(22,342,015)	7,749
2-Year U.S. Treasury Note	09/2020	239	52,777,922	9,951
5-Year U.S. Treasury Note	09/2020	2,206	277,387,266	703,295
90-Day Eurodollar	12/2020	235	58,579,625	707,865
90-Day Eurodollar	03/2021	(224)	(55,888,000)	(82,350)
90-Day Eurodollar	06/2021	(91)	(22,709,050)	(260,475)
90-Day Eurodollar	12/2021	(407)	(101,546,500)	(661,850)
Total Futures Contracts outstanding at June 30, 2020			$ 231,590,471	$ 960,401
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/20	Indonesian Rupiahs	53,935,795,049	U.S. Dollars	3,262,904	CITI	$ 468,752
07/16/20	Mexican Pesos	60,934,538	U.S. Dollars	2,424,966	CITI	220,091
07/22/20	U.S. Dollars	19,208,540	Japanese Yen	2,055,778,228	CITI	163,601
07/16/20	Philippine Pesos	238,833,000	U.S. Dollars	4,681,164	CITI	112,273
07/16/20	Canadian Dollars	3,789,664	U.S. Dollars	2,699,383	CITI	92,192
07/16/20	Australian Dollars	935,862	U.S. Dollars	583,192	CITI	62,711
07/17/20	Russian Rubles	73,578,434	U.S. Dollars	981,000	GSC	50,389
09/16/20	U.S. Dollars	1,853,298	British Pounds	1,463,542	RBC	38,980
07/15/20	U.S. Dollars	6,595,838	British Pounds	5,296,828	SS	31,849
07/17/20	U.S. Dollars	1,584,927	Russian Rubles	110,921,306	BNP	30,083
07/17/20	Russian Rubles	37,964,029	U.S. Dollars	504,500	HSBC	27,663
07/16/20	Euro	745,000	U.S. Dollars	809,718	CITI	27,599
09/16/20	U.S. Dollars	1,836,701	Canadian Dollars	2,461,133	SS	23,556
09/16/20	Swiss Francs	705,164	U.S. Dollars	738,822	UBS	7,219
08/12/20	U.S. Dollars	345,278	Euro	302,926	WEST	4,608
07/22/20	Japanese Yen	71,971,000	U.S. Dollars	662,448	CITI	4,299
09/16/20	U.S. Dollars	317,124	Swedish Kronor	2,932,052	JPM	2,158
07/16/20	U.S. Dollars	472,960	Euro	420,000	CITI	915
09/16/20	U.S. Dollars	292,519	Australian Dollars	423,000	JPM	530
07/16/20	U.S. Dollars	74,428	Japanese Yen	7,978,000	GSC	525
07/16/20	U.S. Dollars	418,476	Chinese Offshore Yuan	2,958,374	GSC	443
07/16/20	U.S. Dollars	233,942	British Pounds	188,429	CITI	434
07/02/20	Euro	1,056,000	U.S. Dollars	1,186,332	GSC	84
Subtotal Appreciation						$ 1,370,954
09/16/20	Japanese Yen	50,548,982	U.S. Dollars	468,866	JPM	$ (206)
07/02/20	Brazilian Reals	127,153	U.S. Dollars	23,730	BNP	(348)
07/02/20	U.S. Dollars	33,707	Australian Dollars	50,000	JPM	(798)
09/16/20	Canadian Dollars	1,612,843	U.S. Dollars	1,189,000	CITI	(801)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/20	U.S. Dollars	210,940	Japanese Yen	22,887,237	CITI	$ (1,073)
08/04/20	U.S. Dollars	5,872,621	Euro	5,225,000	BNP	(2,387)
07/02/20	U.S. Dollars	272,886	Canadian Dollars	374,000	UBS	(2,600)
07/16/20	U.S. Dollars	5,017,785	Chinese Yuan Renminbi	35,528,427	CITI	(2,761)
09/16/20	Swedish Kronor	5,804,775	Euro	557,000	CITI	(3,335)
09/16/20	Canadian Dollars	846,440	U.S. Dollars	630,000	SS	(6,418)
07/16/20	Euro	570,000	U.S. Dollars	647,188	GSC	(6,556)
09/16/20	Euro	684,576	U.S. Dollars	778,033	CITI	(7,555)
09/16/20	Euro	557,000	Swiss Francs	600,702	JPM	(8,631)
08/12/20	U.S. Dollars	418,167	Euro	380,000	WEST	(9,181)
07/16/20	Chinese Yuan Renminbi	35,528,427	U.S. Dollars	5,030,218	CITI	(9,671)
09/16/20	British Pounds	319,088	U.S. Dollars	406,841	UBS	(11,275)
09/16/20	Australian Dollars	1,636,193	U.S. Dollars	1,143,406	UBS	(13,971)
07/16/20	Euro	1,325,000	U.S. Dollars	1,506,414	CITI	(17,225)
07/16/20	U.S. Dollars	486,123	Euro	450,000	GSC	(19,639)
09/16/20	Norwegian Kroner	5,376,517	U.S. Dollars	579,678	SS	(20,929)
07/16/20	Mexican Pesos	30,000,000	U.S. Dollars	1,342,138	GSC	(39,893)
07/02/20	U.S. Dollars	7,581,399	Euro	6,826,000	BNP	(87,612)
07/02/20	U.S. Dollars	19,508,078	British Pounds	15,816,000	GSC	(89,530)
07/16/20	Brazilian Reals	14,592,110	U.S. Dollars	2,778,349	CITI	(97,337)
07/16/20	U.S. Dollars	4,664,707	Philippine Pesos	238,833,000	CITI	(128,730)
08/04/20	U.S. Dollars	19,395,604	British Pounds	15,816,000	HSBC	(206,617)
07/22/20	Japanese Yen	1,994,637,562	U.S. Dollars	18,729,923	SS	(251,398)
07/16/20	U.S. Dollars	4,471,776	Russian Rubles	346,272,014	CITI	(382,796)
07/16/20	U.S. Dollars	25,898,656	Euro	23,761,215	CITI	(806,956)
Subtotal Depreciation						$(2,236,229)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$ (865,275)
Swap Agreements outstanding at June 30, 2020:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	CITI	USD	70,000	$(1,179)	$(1,226)	$ 47
Subtotal Appreciation						$(1,179)	$(1,226)	$ 47
Credit Suisse (USA), Inc. 6.5% due 1/15/2018 (Pay Quarterly)	(1.00)%	9/20/2020	GSC	USD	300,000	$ (663)	$ 6,900	$ (7,563)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	JPM	USD	590,000	(2,630)	2,495	(5,125)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	CITI	USD	330,000	(1,470)	2,663	(4,133)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	BOA	USD	300,000	(1,338)	1,691	(3,029)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	CITI	USD	920,000	(8,117)	6,695	(14,812)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	BOA	USD	460,000	(4,059)	5,499	(9,558)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	DEUT	USD	360,000	(3,175)	2,602	(5,777)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	320,000	(2,823)	1,224	(4,047)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	$ (5,522)	$ 1,639	$ (7,161)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	630,000	(10,606)	(6,835)	(3,771)
Subtotal Depreciation						$(40,403)	$24,573	$(64,976)
Net Credit Default Swaps on Sovereign Issuers—Buy Protection outstanding at June 30, 2020						$(41,582)	$23,347	$(64,929)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
General Electric Co., 2.70% due 10/9/2022 (Receive Quarterly)	1.48%	1.00%	12/20/2023	USD	600,000	$ (9,497)	$ (25,420)	$ 15,923
Prudential Financial, Inc., 3.50% due 5/15/2024 (Receive Quarterly)	0.44%	1.00%	6/20/2024	USD	1,075,000	24,320	18,590	5,730
Rolls-Royce Holdings PLC (Receive Quarterly)	4.24%	1.00%	6/20/2025	EUR	900,000	(141,451)	(142,606)	1,155
Subtotal Appreciation						$(126,628)	$(149,436)	$ 22,808
General Electric Co., 2.70% due 10/9/2022 (Receive Quarterly)	1.56%	1.00%	6/20/2024	USD	2,150,000	$ (45,407)	$ (34,866)	$ (10,541)
Republic of Colombia, 10.38% due 1/28/2033 (Receive Quarterly)	1.32%	1.00%	6/20/2024	USD	1,000,000	(12,102)	5,985	(18,087)
Republic of Indonesia, 5.88% due 3/13/2020 (Receive Quarterly)	1.06%	1.00%	6/20/2024	USD	3,470,000	(7,349)	4,023	(11,372)
The Boeing Co., 8.75% due 8/15/21 (Receive Quarterly)	2.44%	1.00%	6/20/2024	USD	475,000	(25,151)	11,979	(37,130)
General Electric Co., 2.70% due 10/9/2022 (Receive Quarterly)	1.68%	1.00%	12/20/2024	USD	600,000	(17,376)	(9,660)	(7,716)
Republic of Peru, 8.75% 11/21/2033 (Receive Quarterly)	0.84%	1.00%	12/20/2024	USD	1,000,000	7,316	21,212	(13,896)
Russian Federation, 1.00% due 12/20/2024 (Receive Quarterly)	1.02%	1.00%	12/20/2024	USD	1,950,000	(1,327)	33,333	(34,660)
Subtotal Depreciation						$(101,396)	$ 32,006	$(133,402)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at June 30, 2020						$(228,024)	$(117,430)	$(110,594)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.76%	1.00%	6/20/2025	USD	60,490,000	$707,002	$ 77,287	$ 629,715
Subtotal Appreciation						$707,002	$ 77,287	$ 629,715
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.64%	1.00%	6/20/2023	USD	12,425,000	$135,984	$161,786	$ (25,802)
Markit CDX.NA.HY.33 Index (Receive Quarterly)	5.16%	5.00%	12/20/2024	USD	552,000	(2,617)	41,262	(43,879)
Markit CDX.NA.IG.33 Index (Receive Quarterly)	0.74%	1.00%	12/20/2024	USD	10,025,000	118,482	190,390	(71,908)
Subtotal Depreciation						$251,849	$393,438	$(141,589)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at June 30, 2020						$958,851	$470,725	$ 488,126

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	15,744,748	$338,644	$10,600	$328,044
						$338,644	$10,600	$328,044

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.12% (Upon termination)	1/3/2022	BRL	6,759,765	$ 25,525	$ 5,227	$ 20,298
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.44% (Upon termination)	1/3/2022	BRL	1,421,123	12,849	3,590	9,259
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.81% (Upon termination)	1/3/2022	BRL	1,357,562	8,221	—	8,221
3-Month LIBOR (Quarterly)	0.60% (Semiannually)	3/23/2022	USD	23,834,000	191,103	3,724	187,379
28-Day Mexico Interbank TIIE (Lunar)	4.50% (Lunar)	9/15/2022	MXN	39,720,000	5,402	(1,052)	6,454
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.75% (Upon termination)	1/2/2023	BRL	3,416,710	35,772	6,179	29,593
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.66% (Upon termination)	1/2/2023	BRL	2,430,906	41,647	6,512	35,135
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.37% (Upon termination)	1/2/2023	BRL	864,223	11,027	—	11,027
3-Month CDOR (Semiannually)	0.50% (Semiannually)	9/16/2023	CAD	56,840,000	(194,561)	(244,145)	49,584
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	615,665	244	(309)	553
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	25,000,000	4,400	406	3,994
3-Month LIBOR (Quarterly)	0.38% (Semiannually)	8/31/2024	USD	36,067,000	163,999	12,879	151,120
1-Day US Federal Fund Effective Rate (Annually)	0.10% (Annually)	11/30/2024	USD	18,156,000	37,401	11,402	25,999
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.26% (Upon termination)	1/2/2025	BRL	2,861,086	25,374	8,171	17,203
3-Month LIBOR (Quarterly)	0.70% (Semiannually)	3/23/2025	USD	13,880,000	284,070	(11,207)	295,277
6-Month ASX BBSW (Semiannually)	0.55% (Semiannually)	5/16/2025	AUD	23,660,000	9,261	(14,714)	23,975
1-Day SONIA (Annually)	0.27% (Annually)	6/17/2025	GBP	18,440,000	310,203	110,512	199,691
1-Day SONIA (Annually)	0.03% (Annually)	6/17/2025	GBP	14,820,000	30,561	(35,497)	66,058
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	6/17/2025	CNY	31,460,000	35,846	30,652	5,194
28-Day Mexico Interbank TIIE (Lunar)	5.40% (Lunar)	9/11/2025	MXN	61,500,000	65,167	8,101	57,066
3-Month LIBOR (Quarterly)	0.77% (Semiannually)	3/24/2027	USD	18,910,000	456,634	139,777	316,857
6-Month ASX BBSW (Semiannually)	0.96% (Semiannually)	4/21/2027	AUD	5,410,000	18,283	948	17,335
0.26% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	5/15/2027	USD	19,541,000	(43,634)	(65,594)	21,960
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2027	EUR	8,930,000	(200,231)	(207,264)	7,033
6-Month ASX BBSW (Semiannually)	1.00% (Semiannually)	4/26/2028	AUD	11,940,000	24,227	(25,838)	50,065
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	1,031,000	68,836	962,164
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/19/2030	AUD	4,610,000	69,486	46,572	22,914
3-Month LIBOR (Quarterly)	0.98% (Semiannually)	5/21/2030	USD	9,810,000	15,550	(12,505)	28,055
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	7,130,000	22,065	(3,972)	26,037
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/18/2030	USD	5,970,000	232,058	161,206	70,852
6-Month ASX BBSW (Semiannually)	1.50% (Semiannually)	9/16/2030	AUD	6,290,000	252,251	177,094	75,157
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.10% (Annually)	6-Month LIBOR (Semiannually)	9/17/2030	CHF	2,080,000	$ 4,492	$ (2,731)	$ 7,223
6-Month EURIBOR (Semiannually)	0.05% (Annually)	12/15/2030	EUR	1,160,000	12,383	11,802	581
6-Month EURIBOR (Semiannually)	0.02% (Annually)	4/7/2031	EUR	690,000	11,560	10,296	1,264
6-Month EURIBOR (Semiannually)	0.05% (Annually)	10/26/2031	EUR	320,000	4,998	2,717	2,281
1.36% (Semiannually)	6-Month ASX BBSW (Semiannually)	4/21/2040	AUD	1,560,000	17,815	(709)	18,524
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	3,400,000	25,030	13,963	11,067
0.75% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2040	EUR	1,650,000	(80,441)	(83,555)	3,114
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	6/19/2040	GBP	790,000	(91,570)	(95,698)	4,128
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/19/2040	USD	1,470,000	82,351	73,045	9,306
6-Month EURIBOR (Semiannually)	0.50% (Annually)	9/16/2040	EUR	270,000	26,004	17,381	8,623
0.86% (Semiannually)	3-Month LIBOR (Quarterly)	4/9/2045	USD	6,690,000	58,004	—	58,004
0.90% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2050	USD	2,110,000	6,009	(64)	6,073
3-Month CDOR (Semiannually)	1.75% (Semiannually)	6/17/2050	CAD	2,260,000	165,525	91,081	74,444
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/20/2050	GBP	710,000	(51,480)	(56,231)	4,751
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/20/2050	USD	310,000	19,471	14,942	4,529
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	12/16/2050	GBP	1,300,000	(32,330)	(49,739)	17,409
Subtotal Appreciation					$ 3,159,021	$ 126,191	$ 3,032,830
6.24% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	4,179,369	$ (51,195)	$ —	$ (51,195)
7.22% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	3,702,329	(64,828)	—	(64,828)
0.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/16/2023	USD	24,910,000	(199,575)	(149,329)	(50,246)
6-Month LIBOR (Semiannually)	0.10% (Semiannually)	3/20/2024	JPY	800,000,000	40,517	42,931	(2,414)
0.31% (Annually)	6-Month EURIBOR (Semiannually)	5/18/2025	EUR	17,420,000	(17,867)	15,870	(33,737)
3-Month LIBOR (Quarterly)	0.50% (Semiannually)	9/16/2025	USD	6,580,000	53,020	53,570	(550)
1.55% (Semiannually)	3-Month LIBOR (Quarterly)	6/30/2026	USD	40,547,000	(2,815,165)	142,909	(2,958,074)
1.52% (Semiannually)	3-Month LIBOR (Quarterly)	7/31/2026	USD	19,790,000	(1,442,170)	70,621	(1,512,791)
1.60% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2026	USD	12,122,000	(929,287)	4,777	(934,064)
1.65% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2026	USD	4,469,000	(357,096)	(13,064)	(344,032)
6-Month LIBOR (Semiannually)	0.50% (Annually)	9/16/2027	CHF	9,040,000	(52,759)	(50,963)	(1,796)
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	3/10/2030	GBP	5,920,000	(6,307)	76,577	(82,884)
0.57% (Annually)	1-Day SONIA (Annually)	3/18/2030	GBP	5,420,000	(311,592)	23,302	(334,894)
6-Month LIBOR (Semiannually)	0.25% (Semiannually)	3/19/2030	JPY	123,890,000	8,776	8,776	—
0.31% (Annually)	1-Day SONIA (Annually)	6/17/2030	GBP	6,090,000	(148,172)	(44,089)	(104,083)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	6/18/2030	EUR	7,040,000	(100,642)	(50,430)	(50,212)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/18/2030	GBP	3,300,000	(102,680)	(79,512)	(23,168)
1.16% (Semiannually)	3-Month LIBOR (Quarterly)	5/21/2035	USD	9,850,000	(7,420)	23,513	(30,933)
2.00% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	2,100,000	(380,079)	(28,177)	(351,902)
2.05% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	3,300,000	(601,292)	(55,813)	(545,479)
6-Month LIBOR (Semiannually)	0.04% (Semiannually)	3/10/2038	JPY	344,000,000	(101,569)	—	(101,569)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2038	JPY	1,469,200,000	(1,299,103)	13,013	(1,312,116)
0.40% (Annually)	1-Day SONIA (Annually)	6/17/2040	GBP	4,680,000	(241,677)	(237,020)	(4,657)
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	6/20/2040	JPY	210,700,000	8,128	21,959	(13,831)
1.81% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2044	USD	1,544,000	(319,283)	2,066	(321,349)
1.85% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2044	USD	18,289,000	(3,949,684)	31,208	(3,980,892)
3-Month LIBOR (Quarterly)	0.85% (Semiannually)	4/10/2050	USD	6,930,000	(31,430)	—	(31,430)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2050	EUR	250,000	(15,496)	(14,464)	(1,032)
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	6/20/2050	JPY	219,280,000	(3,878)	21,202	(25,080)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2050	EUR	360,000	(57,304)	(54,121)	(3,183)
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	9/16/2050	GBP	1,900,000	(47,414)	(40,509)	(6,905)
0.75% (Semiannually)	3-Month LIBOR (Quarterly)	9/16/2050	USD	1,000,000	46,694	89,552	(42,858)
Subtotal Depreciation					$(13,497,829)	$(175,645)	$(13,322,184)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2020					$(10,338,808)	$ (49,454)	$(10,289,354)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 1,938,469	$ —	$ 1,938,469	$ —
Asset-Backed Securities	91,404,965	—	91,404,965	—
Corporate Bonds	590,358,646	—	588,636,223	1,722,423
Foreign Bonds
Argentina	1,540,662	—	1,524,278	16,384
Other ^^	220,050,140	—	220,050,140	—
Total Foreign Bonds	221,590,802	—	221,574,418	16,384
Loan Agreements	12,017,281	—	12,017,281	—
Money Market Funds	121,793,066	121,793,066	—	—
Mortgage-Backed Securities	720,008,047	—	720,008,047	—
Municipal Bonds	10,536,665	—	10,536,665	—
Purchased Options:
Call Options	377,079	377,079	—	—
Put Options	87,844	87,844	—	—
Total Purchased Options	464,923	464,923	—	—
Repurchase Agreements	117,500,000	—	117,500,000	—
U.S. Treasury Obligations	236,472,640	—	236,472,640	—
Total Assets - Investments in Securities	$2,124,085,504	$122,257,989	$2,000,088,708	$1,738,807
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,370,954	$ —	$ 1,370,954	$ —
Futures Contracts	2,855,937	2,855,937	—	—
Swap Agreements	4,013,444	—	4,013,444	—
Total Assets - Other Financial Instruments	$ 8,240,335	$ 2,855,937	$ 5,384,398	$ —

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(77,743,372)	$ —	$(77,743,372)	$ —
Written Options:
Call Options	(128,580)	(128,580)	—	—
Call Swaptions	(277,622)	—	(277,622)	—
Put Options	(76,161)	(76,161)	—	—
Put Swaptions	(963,607)	—	(963,607)	—
Total Written Options	(1,445,970)	(204,741)	(1,241,229)	—
Total Liabilities - Investments in Securities	$(79,189,342)	$ (204,741)	$(78,984,601)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,236,229)	$ —	$ (2,236,229)	$ —
Futures Contracts	(1,895,536)	(1,895,536)	—	—
Swap Agreements	(13,662,151)	—	(13,662,151)	—
Total Liabilities - Other Financial Instruments	$(17,793,916)	$(1,895,536)	$(15,898,380)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2020.

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
ASSET-BACKED SECURITY — 0.1%
Towd Point Mortgage Trust, Series 2016-4, Class A1
2.25%, 07/25/56 144A (Cost $343,713)	$ 346,122	$ 350,101
CORPORATE BONDS — 48.5%
3M Co.
3.05%, 04/15/30	280,000	317,393
Abbott Laboratories
3.75%, 11/30/26	1,507,000	1,754,825
1.40%, 06/30/30	690,000	687,548
4.90%, 11/30/46	407,000	585,289
Aflac, Inc.
6.45%, 08/15/40	328,000	462,196
Allison Transmission, Inc.
4.75%, 10/01/27 144A	85,000	84,665
Ally Financial, Inc.
8.00%, 11/01/31	177,000	228,843
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	292,990	355,302
Amazon.com, Inc.
1.50%, 06/03/30	2,680,000	2,718,537
American Airlines Group, Inc.
5.00%, 06/01/22 144A	305,000	177,827
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	480,558	319,442
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	218,131	155,178
American Airlines Pass-Through Trust, Series 2017-1, Class B
4.95%, 02/15/25	100,136	75,888
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	79,779	55,513
American International Group, Inc.
3.90%, 04/01/26	1,682,000	1,901,786
American Tower Corporation REIT
2.40%, 03/15/25	537,000	567,542
Antares Holdings LP
6.00%, 08/15/23 144A	255,000	244,866
Antero Resources Corporation
5.38%, 11/01/21Δ	125,000	116,040
5.13%, 12/01/22	35,000	25,365
Apple, Inc.
3.00%, 06/20/27	449,000	503,104
1.65%, 05/11/30Δ	2,135,000	2,187,125
Arch Capital Group, Ltd.
3.64%, 06/30/50	1,120,000	1,179,425
AT&T, Inc.
4.30%, 02/15/30	1,869,000	2,192,096
2.75%, 06/01/31	1,169,000	1,219,969
4.50%, 05/15/35	495,000	588,059
4.30%, 12/15/42	1,242,000	1,392,054
	Par	Value
4.50%, 03/09/48	$ 105,000	$ 124,326
4.55%, 03/09/49	115,000	135,816
Bank of America Corporation
3.50%, 04/19/26	901,000	1,015,013
6.11%, 01/29/37	900,000	1,270,051
Bank of America NA
6.00%, 10/15/36	1,315,000	1,866,923
Berkshire Hathaway Energy Co.
3.70%, 07/15/30 144A	437,000	513,406
Boeing Co. (The)
3.10%, 05/01/26	20,000	20,395
3.25%, 02/01/35	5,000	4,564
3.55%, 03/01/38	25,000	22,826
3.63%, 03/01/48	5,000	4,408
3.85%, 11/01/48	85,000	76,256
3.75%, 02/01/50	15,000	13,492
3.95%, 08/01/59	90,000	79,015
Booking Holdings, Inc.
0.90%, 09/15/21 CONV	110,000	117,149
Boston Properties LP REIT
3.40%, 06/21/29	1,138,000	1,257,008
Boston Scientific Corporation
4.70%, 03/01/49	360,000	460,067
Brighthouse Financial, Inc.
5.63%, 05/15/30	265,000	294,704
4.70%, 06/22/47	40,000	36,438
Bristol-Myers Squibb Co.
4.25%, 10/26/49 144A	822,000	1,089,411
Broadcom, Inc.
4.70%, 04/15/25 144A	2,145,000	2,419,511
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	821,000	1,013,656
Campbell Soup Co.
4.80%, 03/15/48	400,000	526,869
Chesapeake Energy Corporation
4.88%, 04/15/22#	70,000	2,450
5.75%, 03/15/23#	20,000	700
5.50%, 09/15/26 CONV #	5,000	200
8.00%, 06/15/27#	665,000	21,613
Cigna Corporation
4.90%, 12/15/48	408,000	538,701
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	20,000	20,948
Citigroup, Inc.
8.13%, 07/15/39	802,000	1,390,586
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48^	498,000	618,231
Comcast Corporation
3.70%, 04/15/24	929,000	1,028,738
2.65%, 02/01/30	1,225,000	1,333,367
3.97%, 11/01/47	221,000	262,490
Continental Resources, Inc.
4.50%, 04/15/23	40,000	38,361
3.80%, 06/01/24	125,000	117,211

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Cox Communications, Inc.
4.60%, 08/15/47 144A	$ 238,000	$ 301,932
Crown Castle International Corporation REIT
3.20%, 09/01/24	483,000	524,712
CSC Holdings LLC
5.38%, 02/01/28 144A	200,000	209,581
CSX Corporation
3.80%, 04/15/50	220,000	261,903
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,920,720
CVS Health Corporation
5.13%, 07/20/45	83,000	107,109
5.05%, 03/25/48	474,000	621,909
4.25%, 04/01/50	402,000	482,521
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	443,105
Deere & Co.
3.10%, 04/15/30	601,000	682,298
Dell International LLC
6.02%, 06/15/26 144A	140,000	160,624
8.10%, 07/15/36 144A	180,000	237,604
8.35%, 07/15/46 144A	130,000	173,607
Dillard's, Inc.
7.00%, 12/01/28	500,000	499,742
Discovery Communications LLC
3.63%, 05/15/30	833,000	912,169
DISH DBS Corporation
7.75%, 07/01/26	105,000	111,496
DISH Network Corporation
2.38%, 03/15/24 CONV Δ	1,080,000	970,484
Dow Chemical Co. (The)
9.40%, 05/15/39	349,000	582,973
Edison International
4.95%, 04/15/25	20,000	21,954
Eli Lilly and Co.
2.25%, 05/15/50Δ	5,269,000	5,069,091
Enable Midstream Partners LP
5.00%, 05/15/44	445,000	357,111
Enbridge Energy Partners LP
7.38%, 10/15/45	305,000	437,894
Energy Transfer Operating LP
5.25%, 04/15/29	628,000	688,607
5.15%, 03/15/45	446,000	426,498
Enterprise Products Operating LLC
5.10%, 02/15/45	556,000	663,398
4.20%, 01/31/50	612,000	685,834
Equitable Holdings, Inc.
5.00%, 04/20/48	577,000	661,189
ERP Operating LP REIT
3.00%, 07/01/29	970,000	1,073,898
Ford Motor Co.
6.38%, 02/01/29Δ	1,255,000	1,231,532
4.75%, 01/15/43	400,000	316,898
GE Capital Funding LLC
4.55%, 05/15/32 144A	980,000	1,013,191
General Electric Co.
3.10%, 01/09/23	248,000	259,824
	Par	Value
5.88%, 01/14/38	$ 150,000	$ 169,495
General Motors Co.
6.25%, 10/02/43	55,000	58,520
5.20%, 04/01/45	1,175,000	1,139,637
General Motors Financial Co., Inc.
5.25%, 03/01/26	250,000	272,652
3.60%, 06/21/30	155,000	151,169
Gilead Sciences, Inc.
4.15%, 03/01/47	895,000	1,140,332
Goldman Sachs Group, Inc. (The)
3.50%, 11/16/26	1,704,000	1,875,377
6.75%, 10/01/37	225,000	327,946
4.75%, 10/21/45	421,000	550,764
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27	355,000	326,733
HCA, Inc.
5.38%, 09/01/26	140,000	152,768
7.05%, 12/01/27	500,000	560,783
3.50%, 09/01/30	995,000	959,571
Healthpeak Properties, Inc. REIT
3.25%, 07/15/26	281,000	307,508
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	165,773
Home Depot, Inc. (The)
5.88%, 12/16/36	187,000	279,600
Intel Corporation
3.90%, 03/25/30	2,008,000	2,430,612
Iron Mountain, Inc. REIT
4.88%, 09/15/29 144A	265,000	257,978
iStar, Inc. REIT
3.13%, 09/15/22 CONV	175,000	188,016
Jefferies Group LLC
6.45%, 06/08/27	50,000	58,707
6.25%, 01/15/36	185,000	212,170
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	255,000	245,708
JPMorgan Chase & Co.
5.60%, 07/15/41	1,694,000	2,449,139
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	2,525,000	2,732,287
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	324,191
Kraft Heinz Foods Co.
4.38%, 06/01/46	355,000	349,533
Liberty Mutual Group, Inc.
3.95%, 10/15/50 144A	1,400,000	1,484,595
Lincoln National Corporation
4.38%, 06/15/50	1,325,000	1,483,689
Lockheed Martin Corporation
4.70%, 05/15/46	844,000	1,154,448
Marathon Petroleum Corporation
3.63%, 09/15/24	2,048,000	2,186,106
Masco Corporation
7.75%, 08/01/29	129,000	165,650
6.50%, 08/15/32	15,000	18,267
Mastercard, Inc.
3.85%, 03/26/50	306,000	382,463

See Notes to Financial Statements.

	Par	Value
McDonald’s Corporation
4.88%, 12/09/45	$ 584,000	$ 749,688
MetLife, Inc.
6.40%, 12/15/36	310,000	366,685
5.88%, 02/06/41	300,000	429,032
Metropolitan Life Global Funding I
2.95%, 04/09/30 144A	2,185,000	2,397,576
Michaels Stores, Inc.
8.00%, 07/15/27 144A Δ	45,000	39,226
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	189,823
Microsoft Corporation
3.70%, 08/08/46	555,000	692,350
2.53%, 06/01/50	556,000	582,961
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	265,000	266,325
Mondelez International, Inc.
2.75%, 04/13/30	190,000	204,955
Morgan Stanley
3.63%, 01/20/27	1,401,000	1,583,186
4.30%, 01/27/45	373,000	470,188
MPLX LP
4.00%, 03/15/28	200,000	210,894
4.50%, 04/15/38	1,038,000	1,039,436
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	127,443
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	175,000	185,226
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 144A	675,000	721,735
Navient Corporation
5.88%, 10/25/24	10,000	9,425
6.75%, 06/15/26	10,000	9,273
5.63%, 08/01/33	1,475,000	1,140,035
NGL Energy Partners LP
7.50%, 11/01/23	100,000	83,312
6.13%, 03/01/25	220,000	166,902
Northern Trust Corporation
1.95%, 05/01/30	3,544,000	3,665,261
Northrop Grumman Corporation
3.25%, 01/15/28	934,000	1,045,227
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	50,000	69,963
1.00%, 12/15/35 CONV	80,000	94,679
Old Republic International Corporation
4.88%, 10/01/24	230,000	249,028
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	85,000	99,230
ONEOK Partners LP
6.20%, 09/15/43	5,000	5,381
Oracle Corporation
3.60%, 04/01/40	2,762,000	3,146,318
3.60%, 04/01/50	1,527,000	1,707,342
Owens Corning
4.40%, 01/30/48	210,000	219,324
	Par	Value
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/27 144A	$ 85,000	$ 88,559
Pacific Gas and Electric Co.
2.50%, 02/01/31	2,105,000	2,064,647
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	440,000	635,818
Penske Truck Leasing Co. LP
4.00%, 07/15/25 144A	185,000	202,482
PepsiCo, Inc.
2.63%, 07/29/29	1,121,000	1,240,321
Procter & Gamble Co. (The)
3.00%, 03/25/30	1,215,000	1,392,818
Prudential Financial, Inc.
6.63%, 06/21/40	548,000	830,472
3.70%, 03/13/51	150,000	164,792
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	1,174,025
Quicken Loans LLC
5.75%, 05/01/25 144A	60,000	61,494
5.25%, 01/15/28 144A	70,000	72,435
Qwest Corporation
7.25%, 09/15/25	410,000	465,625
Radian Group, Inc.
4.50%, 10/01/24	55,000	53,275
6.63%, 03/15/25	485,000	498,034
4.88%, 03/15/27	35,000	33,003
Raytheon Technologies Corporation
3.95%, 08/16/25	374,000	425,843
Seagate HDD Cayman
4.88%, 06/01/27	51,000	55,390
4.09%, 06/01/29 144A	53,000	55,659
Service Properties Trust REIT
4.50%, 06/15/23	15,000	14,367
4.65%, 03/15/24Δ	10,000	9,043
4.35%, 10/01/24	55,000	49,600
4.75%, 10/01/26	5,000	4,427
4.95%, 02/15/27	25,000	21,958
3.95%, 01/15/28	10,000	8,065
SM Energy Co.
10.00%, 01/15/25 144A Δ	123,000	117,081
Southern Co. (The)
4.40%, 07/01/46	1,267,000	1,508,435
Springleaf Finance Corporation
6.88%, 03/15/25	170,000	174,803
State Street Corporation
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31 144A ^	357,000	401,503
Tenet Healthcare Corporation
5.13%, 05/01/25	615,000	594,219
Time Warner Cable LLC
5.50%, 09/01/41	25,000	30,253
4.50%, 09/15/42	45,000	47,979
T-Mobile USA, Inc.
3.88%, 04/15/30 144A	3,101,000	3,457,103
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Toro Co. (The)
6.63%, 05/01/37	$ 300,000	$ 348,295
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	592,926
TransDigm, Inc.
8.00%, 12/15/25 144A	350,000	369,378
7.50%, 03/15/27	5,000	4,806
5.50%, 11/15/27	85,000	74,415
Transocean, Inc.
5.80%, 10/15/22Δ	205,000	111,725
6.80%, 03/15/38Δ	20,000	6,049
Tyson Foods, Inc.
4.55%, 06/02/47	333,000	409,955
5.10%, 09/28/48	269,000	346,554
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	83,236	76,560
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	66,800	49,686
United Rentals North America, Inc.
6.50%, 12/15/26	85,000	89,412
4.88%, 01/15/28	30,000	30,797
United States Steel Corporation
6.65%, 06/01/37Δ	75,000	49,072
Verizon Communications, Inc.
4.27%, 01/15/36	1,588,000	1,966,190
5.25%, 03/16/37	933,000	1,250,562
5.50%, 03/16/47	934,000	1,386,775
ViacomCBS, Inc.
4.95%, 05/19/50	220,000	246,038
Visa, Inc.
4.30%, 12/14/45	654,000	866,444
Walmart, Inc.
3.63%, 12/15/47	356,000	439,006
Walt Disney Co. (The)
4.75%, 09/15/44	582,000	746,573
Wells Fargo & Co.
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	4,150,000	4,345,017
Western Digital Corporation
1.50%, 02/01/24 CONV	140,000	132,305
WestRock MWV LLC
7.55%, 03/01/47	335,000	483,940
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	763,867
Whirlpool Corporation
4.60%, 05/15/50	200,000	228,663
Xylem, Inc.
1.95%, 01/30/28	405,000	409,318
Total Corporate Bonds (Cost $122,692,843)		138,249,657
FOREIGN BONDS — 11.7%
Australia — 0.2%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	533,000	717,338
	Par	Value
Brazil — 0.2%
Brazilian Government International Bond
10.25%, 01/10/28(B)	$ 2,525,000	$ 549,054
Canada — 3.2%
Bombardier, Inc.
6.00%, 10/15/22 144A	515,000	364,337
7.88%, 04/15/27 144A Δ	50,000	32,834
Canadian Government Bond Residual STRIP
3.48%, 06/01/25(C) Ω	3,685,000	2,667,065
Enbridge, Inc.
5.50%, 12/01/46	512,000	662,352
MEG Energy Corporation
7.00%, 03/31/24 144A Δ	204,000	175,461
Province of Ontario Generic Residual STRIP
2.98%, 03/08/29(C) Ω	4,600,000	2,997,183
Province of Saskatchewan Residual STRIP
3.50%, 02/04/22(C) Ω	3,000,000	2,187,419
		9,086,651
Ireland — 0.4%
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	975,000	1,023,794
Johnson Controls International PLC
4.50%, 02/15/47	149,000	170,348
		1,194,142
Italy — 0.3%
Telecom Italia Capital SA
6.00%, 09/30/34	785,000	855,575
Luxembourg — 0.4%
ArcelorMittal SA
7.00%, 03/01/41	975,000	1,141,637
Mexico — 0.8%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	114,639
8.46%, 12/18/36(M)	12,000,000	534,894
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	150,000	164,441
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,021,801
10.00%, 12/05/24(M)	3,500,000	183,367
7.50%, 06/03/27(M)	3,500,000	169,755
8.50%, 05/31/29(M)	500,000	25,771
7.75%, 05/29/31(M)	1,000,000	49,209
		2,263,877
Netherlands — 1.2%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	543,923
5.25%, 05/24/41	590,000	838,892

See Notes to Financial Statements.

	Par	Value
Embraer Netherlands Finance BV
5.40%, 02/01/27	$ 80,000	$ 71,085
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	667,437
Shell International Finance BV
4.00%, 05/10/46	1,060,000	1,241,355
		3,362,692
Norway — 0.3%
Equinor ASA
2.38%, 05/22/30	935,000	972,654
Norway Government Bond
3.75%, 05/25/21(K) 144A	196,000	21,032
		993,686
Spain — 0.3%
Telefonica Emisiones SA
7.05%, 06/20/36	524,000	762,237
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	1,188,000	1,312,506
United Kingdom — 3.8%
Barclays PLC
4.38%, 01/12/26	865,000	977,684
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.14%), 2.63%, 11/07/25^	1,208,000	1,253,730
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	1,804,000	1,824,749
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	645,000	745,688
4.95%, 03/31/30	270,000	325,197
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 02/05/26^	945,000	976,674
4.34%, 01/09/48	1,056,000	1,237,597
Prudential PLC
3.13%, 04/14/30	900,000	969,002
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	1,553,000	1,675,371
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 2.17%, 01/16/24†	962,000	958,022
		10,943,714
United States — 0.1%
Morgan Stanley
3.13%, 08/05/21(C)	235,000	176,885
Total Foreign Bonds (Cost $32,806,095)		33,359,994
MORTGAGE-BACKED SECURITIES — 1.9%
Federal National Mortgage Association
4.50%, 12/01/47	724,434	779,846
	Par	Value
4.50%, 11/01/48	$ 801,134	$ 861,640
Government National Mortgage Association
4.50%, 10/20/48	910,251	980,754
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	1,366,424	1,391,013
JP Morgan Trust, Series 2015-6, Class A5
3.50%, 10/25/45 144A † γ	1,503,769	1,522,689
Total Mortgage-Backed Securities (Cost $5,403,213)		5,535,942
MUNICIPAL BONDS — 1.2%
Commonwealth of Massachusetts, General Obligation, Series C
2.51%, 07/01/41	1,304,000	1,311,179
State of Connecticut, General Obligation, Series A
2.63%, 07/01/29	125,000	132,824
2.68%, 07/01/30	115,000	122,423
State of Illinois, General Obligation
5.10%, 06/01/33	235,000	238,745
Texas Transportation Commission, General Obligation
2.56%, 04/01/42	1,435,000	1,459,216
Total Municipal Bonds (Cost $3,170,856)		3,264,387
U.S. TREASURY OBLIGATIONS — 32.3%
U.S. Treasury Bill
0.16%, 11/12/20Ω Δ	570,000	569,687
U.S. Treasury Bonds
4.50%, 02/15/36Δ	449,200	687,890
2.88%, 05/15/43Δ	5,208,300	6,807,920
2.50%, 05/15/46Δ	4,500,000	5,582,988
2.75%, 08/15/47	14,560,200	19,030,352
2.25%, 08/15/49Δ	2,060,700	2,479,078
1.25%, 05/15/50Δ	5,675,000	5,454,207
		40,042,435
U.S. Treasury Notes
1.50%, 11/30/21	11,600,000	11,819,086
2.00%, 11/30/22	7,421,000	7,749,003
0.50%, 03/15/23	3,064,000	3,091,109
2.88%, 11/30/23	1,000,000	1,091,074
2.63%, 12/31/23	2,132,000	2,312,554
2.25%, 04/30/24	4,291,000	4,624,977
1.50%, 11/30/24	4,738,600	4,999,778
1.13%, 02/28/25Δ	6,489,000	6,749,954
1.63%, 11/30/26	1,717,400	1,846,138
1.13%, 02/28/27Δ	897,200	936,207
0.63%, 03/31/27	446,100	450,683
2.75%, 02/15/28	339,900	396,568
1.50%, 02/15/30Δ	317,600	343,393
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.63%, 05/15/30Δ	$4,940,700	$ 4,927,769
		51,338,293
Total U.S. Treasury Obligations (Cost $82,879,695)		91,950,415

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, CONV Δ *	620	1,190
5.75%, 144A CONV *	80	40
El Paso Energy Capital Trust I
4.75%, CONV Δ	5,350	237,861
Total Preferred Stocks (Cost $354,717)		239,091
MONEY MARKET FUNDS — 5.5%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø ∞	14,237,531	14,237,531
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø §	1,177,971	1,177,971
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	379,925	379,925
Total Money Market Funds (Cost $15,795,427)		15,795,427
TOTAL INVESTMENTS —101.3% (Cost $263,446,559)		288,745,014
Liabilities in Excess of Other Assets — (1.3)%		(3,834,564)
NET ASSETS — 100.0%		$284,910,450
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	48.5
U.S. Treasury Obligations	32.3
Foreign Bonds	11.7
Money Market Funds	5.5
Mortgage-Backed Securities	1.9
Municipal Bonds	1.2
Asset-Backed Security	0.1
Energy	0.1
101.3

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$ 350,101	$ —	$ 350,101	$ —
Corporate Bonds	138,249,657	—	138,249,657	—
Foreign Bonds	33,359,994	—	33,359,994	—
Money Market Funds	15,795,427	15,795,427	—	—
Mortgage-Backed Securities	5,535,942	—	5,535,942	—
Municipal Bonds	3,264,387	—	3,264,387	—
Preferred Stocks	239,091	239,051	40	—
U.S. Treasury Obligations	91,950,415	—	91,950,415	—
Total Assets - Investments in Securities	$288,745,014	$16,034,478	$272,710,536	$ —

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 0.4%
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.58%, 07/25/36 144A †	$630,000	$ 547,934
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	583,961
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.20%, 01/22/35 144A † γ	541,342	555,718
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 1.06%, 03/15/33 144A †	207,967	197,014
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 1.14%, 03/25/44†	480,000	448,744
Total Asset-Backed Securities (Cost $2,384,348)		2,333,371
CORPORATE BONDS — 25.0%
3M Co.
3.70%, 04/15/50	710,000	848,120
Abbott Laboratories
3.75%, 11/30/26	280,000	326,046
Air Lease Corporation
2.30%, 02/01/25	255,000	244,397
Allison Transmission, Inc.
5.00%, 10/01/24 144A	300,000	300,183
4.75%, 10/01/27 144A	110,000	109,567
Ally Financial, Inc.
5.13%, 09/30/24	465,000	502,628
8.00%, 11/01/31	175,000	226,257
Amazon.com, Inc.
3.88%, 08/22/37	620,000	768,670
4.25%, 08/22/57	190,000	254,136
American Airlines Group, Inc.
5.00%, 06/01/22 144A	440,000	256,538
3.75%, 03/01/25 144A Δ	5,000	2,333
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%, 01/15/21 144A	93,695	84,691
American Airlines Pass-Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	609,811	405,361
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	268,769	191,201
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	95,734	66,616
Antero Resources Corporation
5.38%, 11/01/21Δ	185,000	171,739
5.13%, 12/01/22	235,000	170,310
5.63%, 06/01/23Δ	75,000	48,234
Apple, Inc.
4.65%, 02/23/46	325,000	448,312
	Par	Value
Aramark International Finance S.a.r.l.
3.13%, 04/01/25	$429,000	$ 458,863
Ardagh Packaging Finance PLC
6.00%, 02/15/25 144A	500,000	513,210
4.75%, 07/15/27	460,000	555,993
5.25%, 08/15/27 144A	300,000	295,221
Ashtead Capital, Inc.
4.13%, 08/15/25 144A	274,000	280,165
AT&T, Inc.
4.00%, 01/15/22	40,000	42,044
0.25%, 03/04/26	650,000	704,620
5.35%, 09/01/40	85,000	107,004
5.45%, 03/01/47	125,000	163,819
4.50%, 03/09/48	115,000	136,165
4.55%, 03/09/49	275,000	324,778
3.65%, 06/01/51	885,000	930,946
Avantor, Inc.
4.75%, 10/01/24	103,000	119,675
Avon Products, Inc.
8.95%, 03/15/43	60,000	68,106
Bank of America Corporation
1.38%, 03/26/25	595,000	697,920
4.25%, 10/22/26	55,000	63,141
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	350,000	395,869
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	484,848
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	275,000	315,484
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	162,709
6.11%, 01/29/37	655,000	924,315
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	240,000	302,141
Barrick North America Finance LLC
5.75%, 05/01/43	505,000	715,477
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	460,000	499,652
8.50%, 01/31/27 144A	50,000	53,161
Belden, Inc.
3.38%, 07/15/27	950,000	1,032,701
Berkshire Hathaway Energy Co.
4.25%, 10/15/50 144A	115,000	145,486
Boeing Co. (The)
4.88%, 05/01/25	690,000	752,766
3.10%, 05/01/26	30,000	30,593
3.25%, 02/01/35	5,000	4,564
3.55%, 03/01/38	35,000	31,956
3.63%, 03/01/48	5,000	4,408
3.85%, 11/01/48	130,000	116,627
3.75%, 02/01/50	200,000	179,888
5.81%, 05/01/50	475,000	562,252
3.95%, 08/01/59	130,000	114,133
Booking Holdings, Inc.
0.90%, 09/15/21 CONV	290,000	308,846
BP Capital Markets America, Inc.
3.63%, 04/06/30	510,000	579,887

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Braskem America Finance Co.
7.13%, 07/22/41Δ	$1,640,000	$1,685,428
Brighthouse Financial, Inc.
5.63%, 05/15/30	375,000	417,034
4.70%, 06/22/47	65,000	59,212
Bristol-Myers Squibb Co.
5.00%, 08/15/45 144A	1,120,000	1,565,902
Broadcom, Inc.
4.70%, 04/15/25 144A	220,000	248,155
4.15%, 11/15/30 144A	380,000	413,800
California Resources Corporation
8.00%, 12/15/22 144A	695,000	26,066
CCO Holdings LLC
5.38%, 05/01/25 144A	270,000	277,453
Centene Corporation
4.75%, 01/15/25	30,000	30,752
4.63%, 12/15/29	700,000	740,250
CenturyLink, Inc.
5.63%, 04/01/25Δ	50,000	51,830
Charter Communications Operating LLC
6.48%, 10/23/45	210,000	278,643
5.75%, 04/01/48	720,000	897,648
4.80%, 03/01/50	475,000	527,897
Chesapeake Energy Corporation
4.88%, 04/15/22#	1,285,000	44,975
5.75%, 03/15/23#	125,000	4,375
5.50%, 09/15/26 CONV #	25,000	1,000
Cigna Corporation
2.40%, 03/15/30	310,000	322,069
4.80%, 08/15/38	280,000	355,462
3.20%, 03/15/40	150,000	159,475
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A	155,000	162,346
CIT Group, Inc.
5.25%, 03/07/25	540,000	560,868
Citigroup, Inc.
3.50%, 05/15/23	655,000	698,165
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	691,680
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	180,000	179,071
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	485,000	547,012
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	220,553
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	223,667
Clarios Global LP
4.38%, 05/15/26Δ	441,000	491,369
CME Group, Inc.
5.30%, 09/15/43	620,000	910,418
Coca-Cola Co. (The)
4.20%, 03/25/50	700,000	916,680
Colfax Corporation
3.25%, 05/15/25	208,000	232,880
Comcast Corporation
3.15%, 03/01/26	720,000	805,016
	Par	Value
3.40%, 04/01/30	$ 130,000	$ 148,767
4.70%, 10/15/48	900,000	1,212,524
4.95%, 10/15/58	210,000	299,590
Comstock Resources, Inc.
7.50%, 05/15/25 144A	270,000	246,713
Concho Resources, Inc.
4.88%, 10/01/47	190,000	213,776
ConocoPhillips
6.50%, 02/01/39	10,000	14,578
Consolidated Edison Co. of New York, Inc.
3.95%, 04/01/50	105,000	126,977
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%, 04/19/22	163,927	155,389
Continental Resources, Inc.
5.00%, 09/15/22	27,000	26,565
4.50%, 04/15/23	265,000	254,143
3.80%, 06/01/24	160,000	150,030
4.90%, 06/01/44	270,000	215,572
CTR Partnership LP REIT
5.25%, 06/01/25	551,000	558,518
Cummins, Inc.
5.65%, 03/01/98	435,000	515,749
CVS Health Corporation
4.10%, 03/25/25	1,290,000	1,459,837
4.13%, 04/01/40	105,000	124,374
5.05%, 03/25/48	345,000	452,655
D.R. Horton, Inc.
4.38%, 09/15/22	705,000	749,402
DAE Funding LLC
4.50%, 08/01/22 144A	8,000	7,645
DCP Midstream Operating LP
6.75%, 09/15/37 144A Δ	500,000	450,793
Deere & Co.
3.75%, 04/15/50	580,000	716,921
Dell International LLC
4.42%, 06/15/21 144A	440,000	452,337
5.45%, 06/15/23 144A	525,000	574,476
7.13%, 06/15/24 144A	270,000	279,973
6.02%, 06/15/26 144A	260,000	298,303
8.10%, 07/15/36 144A	225,000	297,005
8.35%, 07/15/46 144A	125,000	166,930
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B
8.02%, 08/10/22	26,670	25,082
Delta Air Lines, Inc.
7.38%, 01/15/26	420,000	406,760
Diamondback Energy, Inc.
5.38%, 05/31/25	320,000	329,620
Dillard's, Inc.
7.75%, 07/15/26	450,000	479,069
Discovery Communications LLC
3.63%, 05/15/30	190,000	208,058
DISH DBS Corporation
5.00%, 03/15/23	490,000	489,517
5.88%, 11/15/24	575,000	573,111

See Notes to Financial Statements.

	Par	Value
7.75%, 07/01/26Δ	$1,545,000	$1,640,589
DISH Network Corporation
2.38%, 03/15/24 CONV	900,000	808,737
3.38%, 08/15/26 CONV	565,000	520,430
DTE Energy Co.
2.25%, 11/01/22	505,000	521,747
3.40%, 06/15/29	445,000	482,538
Edison International
4.95%, 04/15/25	35,000	38,419
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	60,000	65,950
8.38%, 06/15/32	50,000	66,910
Enable Midstream Partners LP
5.00%, 05/15/44	130,000	104,324
Enbridge Energy Partners LP
7.38%, 10/15/45	90,000	129,215
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	221,332
Energy Transfer Operating LP
4.95%, 06/15/28	200,000	214,917
6.25%, 04/15/49	250,000	265,390
Energy Transfer Partners LP
5.88%, 03/01/22	240,000	253,345
5.00%, 10/01/22	60,000	63,918
EnLink Midstream Partners LP
4.15%, 06/01/25	235,000	181,562
Enterprise Products Operating LLC
4.25%, 02/15/48	300,000	331,971
EOG Resources, Inc.
4.38%, 04/15/30	100,000	119,542
Equitable Holdings, Inc.
5.00%, 04/20/48	300,000	343,773
ERAC USA Finance LLC
7.00%, 10/15/37 144A	535,000	686,482
Essential Utilities, Inc.
3.35%, 04/15/50	150,000	157,111
Evergy, Inc.
2.90%, 09/15/29	400,000	427,932
Evolent Health, Inc.
2.00%, 12/01/21 CONV	50,000	43,781
Exxon Mobil Corporation
4.33%, 03/19/50	370,000	463,564
3.45%, 04/15/51	240,000	267,077
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	465,739
Fidelity National Information Services, Inc.
1.00%, 12/03/28	635,000	706,617
FirstEnergy Corporation
7.38%, 11/15/31	630,000	921,259
Ford Motor Co.
6.63%, 10/01/28	430,000	434,588
4.75%, 01/15/43	615,000	487,231
Ford Motor Credit Co. LLC
1.51%, 02/17/23	485,000	513,111
(Floating, 0.70% - Euribor 3M), 0.41%, 12/01/24†	163,000	154,535
	Par	Value
4.39%, 01/08/26	$1,550,000	$1,478,065
2.39%, 02/17/26	366,000	363,507
Fox Corporation
5.58%, 01/25/49	860,000	1,199,594
Freeport-McMoRan, Inc.
5.45%, 03/15/43	210,000	206,511
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	540,000	573,405
GE Capital Funding LLC
4.55%, 05/15/32 144A	1,390,000	1,437,077
General Dynamics Corporation
4.25%, 04/01/40	190,000	237,213
4.25%, 04/01/50	460,000	598,065
General Electric Co.
3.15%, 09/07/22	70,000	73,337
6.75%, 03/15/32	20,000	24,352
5.88%, 01/14/38	300,000	338,990
6.88%, 01/10/39	120,000	147,583
4.25%, 05/01/40	170,000	169,501
4.50%, 03/11/44	70,000	70,104
4.35%, 05/01/50	380,000	376,445
General Motors Co.
5.40%, 10/02/23	360,000	389,543
6.13%, 10/01/25	380,000	427,478
6.25%, 10/02/43	85,000	90,440
5.20%, 04/01/45	265,000	257,024
General Motors Financial Co., Inc.
(Floating, 0.68% - Euribor 3M), 0.42%, 05/10/21†	218,000	240,827
3.45%, 04/10/22	155,000	158,084
0.96%, 09/07/23	415,000	446,774
5.10%, 01/17/24	150,000	160,436
5.25%, 03/01/26	315,000	343,542
3.60%, 06/21/30	810,000	789,979
GEO Group, Inc. (The) REIT
5.88%, 10/15/24Δ	290,000	228,910
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	489,121
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	838,596
Global Marine, Inc.
7.00%, 06/01/28	25,000	11,578
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/03/20† ρ	40,000	33,730
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	325,000	364,293
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	340,000	384,617
6.75%, 10/01/37	180,000	262,357
5.15%, 05/22/45	810,000	1,069,687
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27	420,000	386,558
7.00%, 03/15/28	350,000	348,859
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	109,737
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.88%, 05/15/26 144A Δ	$560,000	$565,496
HCA, Inc.
5.00%, 03/15/24	40,000	44,483
5.38%, 02/01/25	20,000	21,481
5.25%, 06/15/26	360,000	416,417
5.38%, 09/01/26	28,000	30,554
4.50%, 02/15/27	320,000	357,080
7.05%, 12/01/27	15,000	16,823
3.50%, 09/01/30	250,000	241,098
7.50%, 11/06/33	105,000	127,949
7.75%, 07/15/36	65,000	76,700
5.25%, 06/15/49	295,000	354,275
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	275,000	277,906
Hercules LLC
6.50%, 06/30/29	130,000	128,050
Hilton Worldwide Finance LLC
4.63%, 04/01/25	180,000	176,644
4.88%, 04/01/27	520,000	508,854
Home Depot, Inc. (The)
3.30%, 04/15/40	150,000	169,004
3.35%, 04/15/50	560,000	642,937
Intel Corporation
4.75%, 03/25/50	560,000	793,035
4.95%, 03/25/60	160,000	236,263
International Business Machines Corporation
4.25%, 05/15/49	160,000	204,083
International Lease Finance Corporation
4.63%, 04/15/21	155,000	156,674
IQVIA, Inc.
2.25%, 01/15/28	800,000	865,685
iStar, Inc. REIT
3.13%, 09/15/22 CONV	220,000	236,363
J.C. Penney Corporation, Inc.
6.38%, 10/15/36#	240,000	2,400
7.63%, 03/01/97#	405,000	8,100
Jefferies Group LLC
5.13%, 01/20/23	155,000	168,331
6.45%, 06/08/27	20,000	23,483
6.25%, 01/15/36	570,000	653,714
6.50%, 01/20/43	260,000	302,914
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	380,000	366,153
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	190,000	194,292
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28^	250,000	297,161
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	105,000	128,262
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	210,000	222,266
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	285,000	302,916
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	250,000	271,037
	Par	Value
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	$ 460,000	$ 497,763
Kinder Morgan Energy Partners LP
4.15%, 02/01/24	375,000	407,021
6.50%, 02/01/37	40,000	50,211
6.95%, 01/15/38	50,000	67,158
Kinder Morgan, Inc.
4.30%, 03/01/28	95,000	107,803
7.75%, 01/15/32	560,000	783,665
5.55%, 06/01/45	400,000	488,984
Kraft Heinz Foods Co.
3.75%, 04/01/30 144A	350,000	361,687
4.38%, 06/01/46	515,000	507,070
4.88%, 10/01/49 144A	385,000	392,661
Kroger Co. (The)
5.40%, 01/15/49	75,000	105,274
L3Harris Technologies, Inc.
5.05%, 04/27/45	620,000	817,071
Lamb Weston Holdings, Inc.
4.88%, 11/01/26 144A	1,020,000	1,058,061
Lennar Corporation
4.75%, 11/29/27	720,000	782,784
LifePoint Health, Inc.
4.38%, 02/15/27 144A	230,000	217,925
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 144A	360,000	345,112
Lockheed Martin Corporation
3.80%, 03/01/45	780,000	948,712
Lowe's Cos., Inc.
5.00%, 04/15/40	230,000	300,890
5.13%, 04/15/50	100,000	137,066
Marathon Oil Corporation
4.40%, 07/15/27	340,000	334,714
Marathon Petroleum Corporation
4.70%, 05/01/25	380,000	425,852
Masco Corporation
7.75%, 08/01/29	62,000	79,615
6.50%, 08/15/32	27,000	32,881
Mastercard, Inc.
3.85%, 03/26/50	850,000	1,062,398
Match Group, Inc.
5.00%, 12/15/27 144A	560,000	584,702
Mauser Packaging Solutions Holding Co.
4.75%, 04/15/24	1,085,000	1,191,103
MBIA Insurance Corporation
12.48%, 01/15/33 144A	215,000	88,150
McDonald’s Corporation
3.60%, 07/01/30	155,000	178,691
3.63%, 09/01/49	50,000	55,114
4.20%, 04/01/50	490,000	596,780
Michaels Stores, Inc.
8.00%, 07/15/27 144A Δ	70,000	61,018
Microchip Technology, Inc.
4.33%, 06/01/23	375,000	404,861
1.63%, 02/15/25 CONV	145,000	323,815

See Notes to Financial Statements.

	Par	Value
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	$ 375,000	$ 376,875
MMS USA Investments, Inc.
1.75%, 06/13/31	600,000	645,781
Morgan Stanley
5.75%, 01/25/21	105,000	108,148
3.13%, 08/05/21	535,000	402,696
4.10%, 05/22/23	190,000	205,421
6.25%, 08/09/26	205,000	262,564
4.35%, 09/08/26	475,000	548,165
3.95%, 04/23/27	65,000	73,222
(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 07/22/28^	625,000	703,685
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	105,000	120,200
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	120,000	183,361
MPLX LP
4.50%, 07/15/23	15,000	16,132
6.38%, 05/01/24	140,000	144,582
4.88%, 06/01/25	40,000	44,698
4.70%, 04/15/48	350,000	353,851
MPT Operating Partnership LP REIT
2.55%, 12/05/23	350,000	433,052
5.00%, 10/15/27	1,000,000	1,030,655
4.63%, 08/01/29	240,000	241,613
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	771,033
Mylan, Inc.
4.55%, 04/15/28	225,000	258,678
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	210,000	222,271
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 144A	940,000	1,005,083
Navient Corporation
5.50%, 01/25/23	865,000	832,022
6.13%, 03/25/24	750,000	714,836
5.88%, 10/25/24	70,000	65,975
6.75%, 06/15/26	190,000	176,190
5.00%, 03/15/27	5,000	4,211
5.63%, 08/01/33	20,000	15,458
Netflix, Inc.
3.63%, 05/15/27	417,000	489,118
Newell Brands, Inc.
4.35%, 04/01/23	320,000	331,136
Newfield Exploration Co.
5.63%, 07/01/24	480,000	459,065
Newmont Corporation
4.88%, 03/15/42	290,000	374,807
NGL Energy Partners LP
7.50%, 11/01/23	165,000	137,464
6.13%, 03/01/25	375,000	284,492
NGPL PipeCo LLC
4.38%, 08/15/22 144A	430,000	443,813
7.77%, 12/15/37 144A	200,000	244,729
NIKE, Inc.
3.38%, 03/27/50	120,000	139,116
	Par	Value
Noble Holding International, Ltd.
7.88%, 02/01/26 144A	$ 105,000	$ 27,674
NRG Energy, Inc.
7.25%, 05/15/26	160,000	169,170
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	70,000	97,948
1.00%, 12/15/35 CONV	695,000	822,528
NVIDIA Corporation
3.50%, 04/01/50	920,000	1,057,195
3.70%, 04/01/60	280,000	334,690
Oasis Petroleum, Inc.
6.88%, 01/15/23Δ	50,000	8,500
Occidental Petroleum Corporation
3.20%, 08/15/26	375,000	306,328
3.50%, 08/15/29	665,000	487,578
4.50%, 07/15/44	215,000	149,291
Old Republic International Corporation
4.88%, 10/01/24	265,000	286,924
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	325,000	379,408
ONEOK Partners LP
4.90%, 03/15/25	35,000	38,020
6.20%, 09/15/43	15,000	16,143
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	295,454
Oracle Corporation
4.00%, 07/15/46	85,000	100,607
3.60%, 04/01/50	220,000	245,983
3.85%, 04/01/60	115,000	135,338
Owens Corning
7.00%, 12/01/36	523,000	669,681
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	755,000	765,302
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	498,539
Penske Truck Leasing Co. LP
4.00%, 07/15/25 144A	290,000	317,405
PepsiCo, Inc.
3.63%, 03/19/50	190,000	229,341
Plains All American Pipeline LP
4.65%, 10/15/25	110,000	117,564
3.55%, 12/15/29	1,030,000	1,005,479
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	625,314
Procter & Gamble Co. (The)
3.00%, 03/25/30	80,000	91,708
3.55%, 03/25/40	170,000	204,842
3.60%, 03/25/50	170,000	214,246
Prudential Financial, Inc.
3.70%, 03/13/51	225,000	247,188
PulteGroup, Inc.
6.00%, 02/15/35	95,000	109,829
QEP Resources, Inc.
5.38%, 10/01/22	160,000	122,162
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.25%, 05/01/23	$755,000	$ 500,659
Quicken Loans LLC
5.75%, 05/01/25 144A	835,000	855,787
5.25%, 01/15/28 144A	90,000	93,131
Radian Group, Inc.
4.50%, 10/01/24	75,000	72,648
4.88%, 03/15/27	45,000	42,432
Radiology Partners, Inc.
9.25%, 02/01/28 144A Δ	440,000	415,800
Range Resources Corporation
5.00%, 08/15/22	265,000	241,978
5.00%, 03/15/23	795,000	686,176
4.88%, 05/15/25Δ	120,000	90,975
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	544,328
Seagate HDD Cayman
4.88%, 06/01/27	63,000	68,423
4.09%, 06/01/29 144A	68,057	71,472
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	714,622
Service Properties Trust REIT
4.50%, 06/15/23	20,000	19,156
4.65%, 03/15/24Δ	15,000	13,565
4.35%, 10/01/24	80,000	72,145
4.75%, 10/01/26	10,000	8,854
4.95%, 02/15/27	40,000	35,133
3.95%, 01/15/28	10,000	8,065
ServiceMaster Co. LLC (The)
7.45%, 08/15/27	600,000	651,456
SM Energy Co.
1.50%, 07/01/21 CONV	120,000	111,947
5.00%, 01/15/24	25,000	13,591
6.75%, 09/15/26	40,000	20,258
6.63%, 01/15/27	135,000	66,542
Southern Copper Corporation
5.25%, 11/08/42	870,000	1,033,889
Southwestern Energy Co.
6.20%, 01/23/25	145,000	124,607
Spectrum Brands, Inc.
5.75%, 07/15/25	570,000	586,749
5.00%, 10/01/29 144A	90,000	89,195
Springleaf Finance Corporation
6.13%, 05/15/22	585,000	597,580
8.25%, 10/01/23	30,000	32,209
6.88%, 03/15/25	265,000	272,487
Sprint Capital Corporation
8.75%, 03/15/32	550,000	787,738
Sprint Corporation
7.88%, 09/15/23	490,000	552,473
Standard Industries, Inc.
2.25%, 11/21/26	500,000	532,255
Synchrony Financial
2.85%, 07/25/22	640,000	651,184
Targa Resources Partners LP
6.75%, 03/15/24	530,000	530,326
5.13%, 02/01/25Δ	40,000	38,625
5.88%, 04/15/26	620,000	615,251
	Par	Value
5.38%, 02/01/27	$ 40,000	$ 38,693
5.50%, 03/01/30 144A	280,000	270,637
Tenet Healthcare Corporation
6.75%, 06/15/23	145,000	144,058
5.13%, 05/01/25	410,000	396,146
6.88%, 11/15/31	160,000	142,170
Tenneco, Inc.
4.88%, 04/15/22	400,000	428,871
Texas Instruments, Inc.
1.75%, 05/04/30	140,000	142,449
Time Warner Cable LLC
5.50%, 09/01/41	35,000	42,354
4.50%, 09/15/42	55,000	58,641
T-Mobile USA, Inc.
3.88%, 04/15/30 144A	420,000	468,231
4.38%, 04/15/40 144A	100,000	116,110
4.50%, 04/15/50 144A	360,000	429,383
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 144A	320,000	342,446
TransDigm, Inc.
6.50%, 07/15/24	104,000	99,569
6.50%, 05/15/25	100,000	93,770
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	520,000	481,000
Transocean, Inc.
5.80%, 10/15/22Δ	220,000	119,900
7.50%, 04/15/31	30,000	8,850
6.80%, 03/15/38Δ	215,000	65,025
UAL Pass-Through Trust, Series 2007-1
6.64%, 07/02/22	60,289	52,194
UGI International LLC
3.25%, 11/01/25	228,000	253,596
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	90,474	83,217
United Airlines Pass-Through Trust, Series 2014-2, Class B
4.63%, 09/03/22	52,279	46,142
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	78,588	58,454
United Rentals North America, Inc.
4.63%, 10/15/25	110,000	110,767
6.50%, 12/15/26	110,000	115,709
4.88%, 01/15/28	50,000	51,328
5.25%, 01/15/30	410,000	424,274
United States Steel Corporation
6.65%, 06/01/37	280,000	183,203
UnitedHealth Group, Inc.
4.25%, 06/15/48	70,000	89,635
4.45%, 12/15/48	30,000	39,383
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	90,969	83,857

See Notes to Financial Statements.

	Par	Value
US Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	$ 75,353	$ 63,989
Verizon Communications, Inc.
4.00%, 03/22/50	610,000	783,893
ViacomCBS, Inc.
4.95%, 05/19/50	815,000	911,457
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	53,792
Vine Oil & Gas LP
9.75%, 04/15/23 144A	30,000	18,450
Visa, Inc.
2.05%, 04/15/30	140,000	147,018
2.70%, 04/15/40	720,000	772,767
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	208,548
Volkswagen Group of America Finance LLC
3.35%, 05/13/25 144A	625,000	667,774
Walt Disney Co. (The)
4.70%, 03/23/50	295,000	381,977
Wells Fargo & Co.
4.48%, 01/16/24	90,000	99,978
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	177,030
1.00%, 02/02/27	400,000	453,518
(Variable, ICE LIBOR USD 3M + 1.00%), 2.57%, 02/11/31^	455,000	476,697
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	230,338
(Variable, ICE LIBOR USD 3M + 4.24%), 5.01%, 04/04/51^	665,000	927,102
Western Digital Corporation
1.50%, 02/01/24 CONV	170,000	160,656
WestRock MWV LLC
8.20%, 01/15/30	75,000	106,191
7.95%, 02/15/31	25,000	35,618
Weyerhaeuser Co. REIT
8.50%, 01/15/25	205,000	259,340
6.95%, 10/01/27	30,000	36,342
7.38%, 03/15/32	190,000	263,162
6.88%, 12/15/33	250,000	329,253
Whirlpool Corporation
4.60%, 05/15/50	280,000	320,128
Whiting Petroleum Corporation
5.75%, 03/15/21#	215,000	41,656
6.25%, 04/01/23#	370,000	65,444
6.63%, 01/15/26#	165,000	29,580
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	51,282
5.75%, 06/24/44	320,000	371,107
WMG Acquisition Corporation
3.63%, 10/15/26	635,000	738,952
WPX Energy, Inc.
4.50%, 01/15/30	590,000	520,348
	Par	Value
XPO Logistics, Inc.
6.50%, 06/15/22 144A	$ 10,000	$ 10,035
6.13%, 09/01/23 144A	350,000	355,287
Total Corporate Bonds (Cost $141,787,032)		147,101,791
FOREIGN BONDS — 37.4%
Angola — 0.1%
Angolan Government International Bond
9.50%, 11/12/25Δ	200,000	180,919
9.38%, 05/08/48	200,000	163,572
		344,491
Argentina — 0.4%
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	65,390,000	761,486
Argentine Republic Government International Bond
6.88%, 04/22/21	310,000	129,774
7.50%, 04/22/26	610,000	248,081
5.88%, 01/11/28	930,000	372,521
7.63%, 04/22/46	680,000	266,087
Bonos del Tesoro Nacional en Pesos Badlar
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 31.59%, 04/03/22(ZA) †	22,940,000	333,318
Provincia de Buenos Aires
7.88%, 06/15/27 144A	560,000	233,806
YPF SA
16.50%, 05/09/22(ZA)	450,000	4,279
		2,349,352
Armenia — 0.0%
Republic of Armenia International Bond
3.95%, 09/26/29	200,000	193,986
Australia — 0.2%
Westfield America Management, Ltd. REIT
2.63%, 03/30/29(U)	730,000	882,041
Austria — 0.2%
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	405,542
5.00%, 01/15/30	730,000	740,629
		1,146,171
Azerbaijan — 0.2%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	587,840
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23	400,000	417,281
		1,005,121
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Belgium — 0.2%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	$ 500,000	$ 574,535
House of Finance NV (The)
4.38%, 07/15/26(E)	250,000	247,827
Solvay SA
(Variable, EUR Swap Rate 5Y + 3.92%), 4.25%, 12/04/23(E) ρ ^	200,000	232,446
		1,054,808
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	200,000	214,000
4.75%, 02/15/29Δ	200,000	225,912
		439,912
Brazil — 1.0%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	160,000	161,571
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	12,283,000	2,568,360
10.00%, 01/01/27(B)	927,000	201,341
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	571,886
5.63%, 01/07/41	100,000	104,500
CSN Resources SA
7.63%, 04/17/26Δ	200,000	174,250
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	709,175
Ultrapar International SA
5.25%, 10/06/26 144A Δ	420,000	435,150
Vale Overseas, Ltd.
6.88%, 11/21/36	200,000	262,159
Vale SA
3.75%, 01/10/23(E)	750,000	873,603
		6,061,995
Canada — 1.6%
1011778 BC ULC
5.00%, 10/15/25 144A	20,000	19,916
3.88%, 01/15/28 144A	720,000	699,739
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	40,000	43,136
Baytex Energy Corporation
5.63%, 06/01/24 144A	60,000	36,819
Bombardier, Inc.
6.00%, 10/15/22 144A	605,000	428,007
7.88%, 04/15/27 144A Δ	230,000	151,038
Canadian Government Bond
1.00%, 06/01/27(C)	5,000,000	3,832,462
	Par	Value
Canadian Natural Resources, Ltd.
4.95%, 06/01/47	$ 115,000	$ 127,335
First Quantum Minerals, Ltd.
7.50%, 04/01/25 144A	350,000	335,690
6.88%, 03/01/26 144A Δ	300,000	284,945
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	382,338
MEG Energy Corporation
7.00%, 03/31/24 144A Δ	172,000	147,938
7.13%, 02/01/27 144A	1,310,000	1,092,213
Open Text Corporation
3.88%, 02/15/28 144A	190,000	183,261
Province of Ontario Generic Residual STRIP
2.97%, 07/13/22(C) Ω	1,300,000	945,200
2.91%, 03/08/29(C) Ω	1,200,000	781,874
		9,491,911
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	235,956
China — 0.4%
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	252,487
Chinalco Capital Holdings, Ltd.
(Variable, 5.79% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.10%, 09/11/24ρ ^	200,000	201,970
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	204,500
Huarong Finance 2017 Co., Ltd.
(Variable, 7.77% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.50%, 01/24/22ρ ^	200,000	201,495
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	220,000	206,609
4.50%, 03/15/23 144A	190,000	173,443
5.50%, 02/15/24 144A	830,000	759,922
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	269,822
		2,270,248
Colombia — 0.9%
Colombia Government International Bond
4.50%, 03/15/29	300,000	330,618
3.00%, 01/30/30	215,000	213,363
5.63%, 02/26/44	3,170,000	3,817,615
5.00%, 06/15/45	200,000	227,359
Colombian TES
10.00%, 07/24/24(X)	23,100,000	7,573

See Notes to Financial Statements.

	Par	Value
Ecopetrol SA
5.88%, 09/18/23Δ	$140,000	$ 150,310
Millicom International Cellular SA
5.13%, 01/15/28 144A	600,000	605,256
		5,352,094
Costa Rica — 0.1%
Costa Rica Government International Bond
7.16%, 03/12/45Δ	340,000	285,175
Croatia — 0.1%
Croatia Government International Bond
1.13%, 06/19/29(E)	200,000	223,234
1.50%, 06/17/31(E)	200,000	225,163
		448,397
Denmark — 0.2%
DKT Finance ApS
7.00%, 06/17/23(E)	530,000	594,493
Orsted A/S
(Variable, EUR Swap Rate 5Y + 4.75%), 6.25%, 06/26/13(E) α ^	315,000	402,672
		997,165
Dominican Republic — 0.1%
Dominican Republic International Bond
6.00%, 07/19/28	150,000	151,434
6.85%, 01/27/45Δ	220,000	211,970
		363,404
Ecuador — 0.0%
Ecuador Government International Bond
8.88%, 10/23/27	260,000	110,175
Egypt — 0.2%
Egypt Government International Bond
7.60%, 03/01/29	600,000	613,170
6.38%, 04/11/31(E)	350,000	365,206
7.90%, 02/21/48	200,000	185,621
		1,163,997
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	122,775
France — 2.3%
3AB Optique Developpement SAS
4.00%, 10/01/23(E) 144A	100,000	108,939
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	200,000	184,910
	Par	Value
Altice France SA
7.38%, 05/01/26 144A	$ 790,000	$ 824,641
3.38%, 01/15/28(E)	1,700,000	1,812,592
Arkema SA
(Variable, 2.87% - EUR Swap Rate 5Y), 2.75%, 06/17/24(E) ρ ^	400,000	450,921
Banijay Group SAS
6.50%, 03/01/26(E)	482,000	487,617
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ ^	1,070,000	1,173,731
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	600,000	722,366
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	325,931
(Variable, U.S. SOFR + 1.51%), 3.05%, 01/13/31 144A ^	625,000	659,127
Burger King France SAS
(Floating, 5.25% - Euribor 3M), 5.25%, 05/01/23(E) 144A †	130,000	140,328
6.00%, 05/01/24(E) 144A	120,000	135,324
Casino Guichard Perrachon SA
5.98%, 05/26/21(E) Δ	500,000	569,661
4.56%, 01/25/23(E)	200,000	215,899
4.05%, 08/05/26(E)	700,000	669,466
Constellium SE
4.25%, 02/15/26(E)	430,000	475,955
Credit Agricole SA
(Variable, EUR Swap Rate 5Y + 5.12%), 6.50%, 06/23/21(E) ρ ^	300,000	344,033
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 3.96%), 6.00%, 01/29/26(U) ρ ^	300,000	393,641
Elis SA
2.88%, 02/15/26(E)	100,000	111,432
1.63%, 04/03/28(E)	400,000	409,721
Kapla Holding SAS
3.38%, 12/15/26(E)	300,000	301,660
La Financiere Atalian SASU
4.00%, 05/15/24(E)	575,000	488,457
Loxam SAS
5.75%, 07/15/27(E) Δ	795,000	709,773
Novafives SAS
5.00%, 06/15/25(E)	640,000	501,111
Orange SA
0.50%, 09/04/32(E)	700,000	754,010
Paprec Holding SA
4.00%, 03/31/25(E)	385,000	392,645
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Picard Groupe SAS
(Floating, 3.00% - Euribor 3M), 3.00%, 11/30/23(E) †	$ 394,000	$ 426,861
		13,790,752
Germany — 1.6%
Bertelsmann SE & Co. KGaA
(Variable, EUR Swap Rate 5Y + 3.21%), 3.50%, 04/23/75(E) ^	200,000	224,058
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	939,615
CeramTec BondCo GmbH
5.25%, 12/15/25(E)	860,000	945,938
EnBW Energie Baden-Wuerttemberg AG
(Variable, 3.63% - EUR Swap Rate 5Y), 3.38%, 04/05/77(E) Δ ^	135,000	156,385
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	325,000	360,391
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ Δ ^	500,000	561,343
K+S AG
4.13%, 12/06/21(E)	200,000	222,273
KME SE
6.75%, 02/01/23(E) 144A	480,000	365,637
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	340,000	357,810
5.38%, 06/15/23(E)	800,000	841,906
SGL Carbon SE
4.63%, 09/30/24(E)	725,000	653,085
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26(E)	1,035,000	1,193,347
thyssenkrupp AG
1.38%, 03/03/22(E)	224,000	245,339
Vertical Holdco GmbH
6.63%, 07/15/28(E) 144A	270,000	270,000
Vertical Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	350,000
Volkswagen Bank GmbH
1.25%, 06/10/24(E)	100,000	112,422
1.25%, 12/15/25(E)	1,660,000	1,853,288
		9,652,837
Ghana — 0.2%
Ghana Government International Bond
7.63%, 05/16/29 144A	640,000	606,848
10.75%, 10/14/30	200,000	241,078
10.75%, 10/14/30 144A	340,000	409,833
7.88%, 02/11/35	200,000	182,000
		1,439,759
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	21,063
	Par	Value
Indonesia — 2.4%
Indonesia Government International Bond
0.90%, 02/14/27(E)	$ 100,000	$ 107,013
4.75%, 02/11/29	200,000	232,271
5.25%, 01/17/42 144A	1,940,000	2,406,141
5.25%, 01/17/42	630,000	781,376
4.20%, 10/15/50	2,730,000	3,057,980
Indonesia Treasury Bond
7.00%, 05/15/27(I)	21,835,000,000	1,533,112
8.25%, 05/15/29(I)	76,029,000,000	5,683,148
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	230,719
		14,031,760
Ireland — 0.3%
AerCap Ireland Capital DAC
3.50%, 05/26/22	150,000	148,533
4.50%, 09/15/23	220,000	220,188
4.45%, 10/01/25	400,000	384,583
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	258,311
4.42%, 11/15/35	369,000	375,600
Motion Bondco DAC
4.50%, 11/15/27(E)	500,000	499,848
		1,887,063
Israel — 0.3%
Israel Government International Bond
3.38%, 01/15/50	200,000	219,920
3.88%, 07/03/50	510,000	607,593
Summit Properties, Ltd.
2.00%, 01/31/25(E)	800,000	828,692
		1,656,205
Italy — 3.8%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	504,000	513,390
Intesa Sanpaolo SpA
(Variable, EUR Swap Rate 5Y + 6.88%), 7.00%, 01/19/21(E) ρ ^	550,000	616,646
Italy Buoni Poliennali Del Tesoro
0.35%, 02/01/25(E)	5,343,000	5,937,615
2.05%, 08/01/27(E)	2,870,000	3,460,791
1.35%, 04/01/30(E)	780,000	887,258
3.45%, 03/01/48(E) 144A	3,700,000	5,254,177
Rossini S.a.r.l.
6.75%, 10/30/25(E)	705,000	847,417
Sisal Pay SpA
(Floating, 3.88% - Euribor 3M), 3.88%, 12/17/26(E) †	455,000	496,879
Telecom Italia Capital SA
6.38%, 11/15/33	360,000	406,733
6.00%, 09/30/34	105,000	114,440
Telecom Italia Finance SA
7.75%, 01/24/33(E)	650,000	1,023,862

See Notes to Financial Statements.

	Par	Value
Telecom Italia SpA
5.30%, 05/30/24 144A	$ 340,000	$ 355,873
3.63%, 05/25/26(E)	385,000	452,830
UniCredit SpA
(Variable, EUR Swap Rate 5Y + 6.39%), 6.63%, 06/03/23(E) ρ Δ ^	1,120,000	1,237,340
(Variable, USD ICE Swap Rate 5Y + 4.75%), 5.46%, 06/30/35 144A ^	740,000	747,436
		22,352,687
Ivory Coast — 0.2%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	150,000	157,493
5.75%, 12/31/32 STEP	166,000	164,107
5.75%, 12/31/32 144A STEP	406,700	402,062
6.13%, 06/15/33Δ	200,000	200,092
		923,754
Japan — 0.7%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	214,000,000	2,005,817
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	45,000,000	430,690
SoftBank Group Corporation
5.00%, 04/15/28(E) Δ	805,000	941,634
Takeda Pharmaceutical Co., Ltd.
3.38%, 07/09/60	540,000	542,159
		3,920,300
Jersey — 0.3%
Avis Budget Finance Plc
4.75%, 01/30/26(E)	200,000	175,027
Delphi Technologies PLC
5.00%, 10/01/25 144A	210,000	225,918
Glencore Finance Europe, Ltd.
2.75%, 04/01/21(E)	505,000	571,720
LHC3 PLC
Cash Coupon 4.13% or PIK 4.88%, 4.13%, 08/15/24(E)	540,000	610,027
		1,582,692
Kazakhstan — 0.3%
Kazakhstan Government International Bond
6.50%, 07/21/45	200,000	296,947
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	567,562
5.38%, 04/24/30	300,000	340,538
KazTransGas JSC
4.38%, 09/26/27 144A	630,000	680,589
		1,885,636
Kenya — 0.0%
Kenya Government International Bond
8.00%, 05/22/32Δ	200,000	198,064
	Par	Value
Luxembourg — 0.8%
Altice Finco SA
4.75%, 01/15/28(E)	$ 679,000	$ 699,085
Altice France Holding SA
8.00%, 05/15/27(E)	1,115,000	1,325,591
ArcelorMittal SA
7.25%, 10/15/39	260,000	311,046
7.00%, 03/01/41	350,000	409,819
ARD Finance SA
Cash Coupon 5.00% or PIK 5.75%, 5.00%, 06/30/27(E)	400,000	433,449
Eurofins Scientific SE
(Variable, 7.01% - Euribor 3M), 4.88%, 04/29/23(E) ρ ^	560,000	656,222
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E)	700,000	724,179
		4,559,391
Mexico — 2.5%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	248,117
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	325,000	305,968
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	635,840
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	588,322
Mexican Bonos
8.00%, 12/07/23(M)	20,808,900	998,242
10.00%, 12/05/24(M)	15,794,700	827,493
7.50%, 06/03/27(M)	139,360,700	6,759,186
8.50%, 05/31/29(M)	1,002,900	51,692
7.75%, 05/29/31(M)	1,504,300	74,025
7.75%, 11/13/42(M)	45,250,000	2,152,262
Mexico City Airport Trust
5.50%, 07/31/47	200,000	177,859
Mexico Government International Bond
5.75%, 10/12/10«	360,000	401,146
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	1,214,736
Petroleos Mexicanos
5.95%, 01/28/31 144A	40,000	33,058
7.69%, 01/23/50	390,000	326,217
		14,794,163
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24Δ	$ 200,000	$ 215,992
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A Δ	350,000	378,283
4.50%, 10/22/25 144A	320,000	334,360
		712,643
Netherlands — 3.2%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	540,000	684,364
CBR Fashion Finance BV
5.13%, 10/01/22(E)	640,000	623,319
Cooperatieve Rabobank UA
(Variable, 6.70% - EUR Swap Rate 5Y), 6.63%, 06/29/21(E) ρ ^	600,000	694,798
5.75%, 12/01/43	630,000	908,802
Diamond BC BV
5.63%, 08/15/25(E)	124,000	132,731
Dufry One BV
2.00%, 02/15/27(E) Δ	362,000	318,163
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	287,417
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	115,513
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	402,360
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	325,000	335,810
(Floating, 3.88% - Euribor 3M), 3.88%, 04/01/24(E) †	118,000	122,983
LKQ European Holdings BV
4.13%, 04/01/28(E)	700,000	824,046
LYB International Finance II BV
0.88%, 09/17/26(E)	395,000	426,381
Maxeda DIY Holding BV
6.13%, 07/15/22(E)	470,000	486,197
Petrobras Global Finance BV
6.25%, 03/17/24	2,110,000	2,260,337
4.75%, 01/14/25(E)	1,000,000	1,183,776
6.88%, 01/20/40Δ	80,000	84,584
6.90%, 03/19/49	380,000	401,090
Prosus NV
4.85%, 07/06/27 144A	1,200,000	1,348,212
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	800,000	937,011
Starfruit Finco BV
6.50%, 10/01/26(E)	425,000	484,650
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.75%, 11/15/25(E)	672,249	714,282
Sunshine Mid BV
6.50%, 05/15/26(E)	430,000	479,776
	Par	Value
Syngenta Finance NV
4.44%, 04/24/23 144A	$ 660,000	$ 693,240
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ Δ ^	1,000,000	1,126,417
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(E)	300,000	285,725
UPC Holding BV
5.50%, 01/15/28 144A	310,000	298,432
3.88%, 06/15/29(E)	600,000	629,744
ZF Europe Finance BV
3.00%, 10/23/29(E) Δ	700,000	708,320
Ziggo BV
4.25%, 01/15/27(E)	855,000	993,445
		18,991,925
Nigeria — 0.3%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	412,478
7.63%, 11/28/47 144A	1,310,000	1,173,983
		1,586,461
Norway — 0.0%
Aker BP ASA
3.75%, 01/15/30 144A	150,000	141,440
Norway Government Bond
3.75%, 05/25/21(K) 144A	64,000	6,868
		148,308
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	173,850
Panama — 0.4%
Panama Government International Bond
3.75%, 03/16/25	860,000	933,225
6.70%, 01/26/36	202,000	291,497
4.50%, 04/01/56	1,140,000	1,403,351
		2,628,073
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	246,859
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,427,540
3.75%, 03/01/30(E)	150,000	206,003
6.55%, 03/14/37	640,000	976,355
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,803,300
		4,413,198

See Notes to Financial Statements.

	Par	Value
Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21	$ 100,000	$ 101,472
Poland — 0.3%
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,508,899
Qatar — 0.5%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	204,500
Qatar Government International Bond
3.40%, 04/16/25 144A	1,320,000	1,438,805
4.00%, 03/14/29	200,000	230,528
4.82%, 03/14/49	200,000	263,723
4.40%, 04/16/50 144A	630,000	781,314
		2,918,870
Romania — 0.1%
RCS & RDS SA
3.25%, 02/05/28(E)	500,000	529,724
Romanian Government International Bond
3.62%, 05/26/30(E)	32,000	38,885
2.00%, 01/28/32(E)	28,000	29,456
3.88%, 10/29/35(E)	100,000	121,545
3.38%, 01/28/50(E)	84,000	91,876
		811,486
Russia — 1.5%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26	250,000	278,113
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	240,798,000	3,695,349
7.25%, 05/10/34(Q)	262,547,000	4,097,714
Russian Foreign Bond - Eurobond
4.75%, 05/27/26	200,000	228,250
5.10%, 03/28/35	200,000	247,512
		8,546,938
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
4.25%, 04/16/39	410,000	457,616
Senegal — 0.0%
Senegal Government International Bond
6.75%, 03/13/48	200,000	193,875
Serbia — 0.1%
Serbia International Bond
7.25%, 09/28/21	200,000	213,309
1.50%, 06/26/29(E)	200,000	211,146
		424,455
South Africa — 1.1%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,140,000	82,043
	Par	Value
6.50%, 02/28/41(S) Δ	$56,790,000	$2,087,018
Republic of South Africa Government International Bond
4.88%, 04/14/26	400,000	401,264
5.88%, 06/22/30Δ	2,270,000	2,314,989
5.75%, 09/30/49	1,520,000	1,325,910
		6,211,224
South Korea — 0.0%
Hanwha Life Insurance Co., Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.70%, 04/23/23ρ ^	200,000	198,989
Spain — 0.9%
Banco Santander SA
2.75%, 05/28/25	200,000	207,501
Gestamp Automocion SA
3.25%, 04/30/26(E)	230,000	247,828
Grifols SA
3.20%, 05/01/25(E)	432,000	485,675
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	151,845
Spain Government Bond
1.95%, 07/30/30(E) 144A	2,830,000	3,659,232
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	510,000	501,108
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) 144A †	160,000	156,661
		5,409,850
Sri Lanka — 0.2%
Sri Lanka Government International Bond
5.88%, 07/25/22	640,000	499,200
6.85%, 11/03/25	200,000	135,005
6.75%, 04/18/28	500,000	328,781
		962,986
Supranational — 0.0%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27Δ	200,000	209,170
Sweden — 0.2%
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ ^	486,000	505,100
Unilabs Subholding AB
5.75%, 05/15/25(E)	449,000	501,072
		1,006,172
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	343,070
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) ^	$ 500,000	$ 573,523
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	250,000	285,776
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,476,012
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	461,432
		3,139,813
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond
6.38%, 07/15/26(E)	150,000	152,094
Turkey — 0.6%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	940,000	931,450
Turkey Government International Bond
4.88%, 10/09/26	300,000	279,146
6.00%, 03/25/27	1,570,000	1,536,488
4.88%, 04/16/43	500,000	387,375
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23	200,000	193,836
		3,328,295
Ukraine — 0.1%
Ukraine Government International Bond
6.75%, 06/20/26(E)	200,000	229,025
9.75%, 11/01/28Δ	550,000	628,418
		857,443
United Arab Emirates — 0.7%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	400,000	474,550
Abu Dhabi Government International Bond
2.50%, 04/16/25 144A	1,340,000	1,414,785
3.88%, 04/16/50 144A	670,000	794,453
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	196,650
DP World PLC
5.63%, 09/25/48 144A	970,000	1,062,628
		3,943,066
United Kingdom — 4.0%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	222,929
3.38%, 03/11/29(U)	250,000	329,131
Aviva PLC
(Variable, UK Gilts 5Y + 2.40%), 6.13%, 09/29/22(U) ρ ^	1,040,000	1,379,381
Barclays Bank PLC
7.63%, 11/21/22	1,190,000	1,296,207
Barclays PLC
(Variable, EUR Swap Rate 5Y + 2.45%), 2.63%, 11/11/25(E) ^	200,000	224,905
	Par	Value
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	$ 300,000	$ 340,018
(Variable, ICE LIBOR USD 3M + 2.45%), 2.85%, 05/07/26^	380,000	397,498
British Telecommunications PLC
3.25%, 11/08/29 144A	475,000	518,948
EC Finance PLC
2.38%, 11/15/22(E)	810,000	832,318
eG Global Finance PLC
4.38%, 02/07/25(E)	660,000	686,241
FCE Bank PLC
1.53%, 11/09/20(E)	100,000	111,701
1.66%, 02/11/21(E)	100,000	111,058
1.88%, 06/24/21(E)	100,000	110,212
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	400,000	410,919
(Variable, GBP Swap Rate 1Y + 1.04%), 2.26%, 11/13/26(U) ^	300,000	377,930
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	397,834
Iceland Bondco PLC
4.63%, 03/15/25(U)	250,000	279,074
INEOS Group Holdings SA
5.38%, 08/01/24(E)	213,000	235,210
Informa PLC
1.50%, 07/05/23(E)	704,000	778,446
Iron Mountain UK PLC REIT
3.88%, 11/15/25(U) Δ	570,000	676,395
ITV PLC
1.38%, 09/26/26(E)	200,000	216,953
Jerrold Finco PLC
6.13%, 01/15/24(U) 144A	270,000	323,588
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	510,000	513,166
4.34%, 01/09/48	796,000	932,885
Marks & Spencer PLC
3.25%, 07/10/27(U)	100,000	121,937
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U) Δ	1,530,000	1,932,796
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	315,000	355,024
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	400,000	556,975
Pinnacle Bidco PLC
6.38%, 02/15/25(U) 144A	580,000	612,579
Premier Foods Finance PLC
6.25%, 10/15/23(U)	460,000	590,784
Principality Building Society
2.38%, 11/23/23(U)	100,000	126,738
RAC Bond Co. PLC
5.00%, 11/06/22(U)	127,000	148,687

See Notes to Financial Statements.

	Par	Value
Rio Tinto Finance USA PLC
4.13%, 08/21/42	$ 75,000	$ 94,273
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	945,000	1,046,597
6.00%, 12/19/23	140,000	156,920
(Variable, Euribor 3M + 1.74%), 2.00%, 03/04/25(E) ^	100,000	116,009
(Variable, Euribor 3M + 1.08%), 1.75%, 03/02/26(E) ^	460,000	530,123
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	545,000	574,495
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ρ ^	820,000	1,041,591
Southern Gas Networks PLC
4.88%, 12/21/20(U)	190,000	239,606
SSE PLC
1.75%, 04/16/30(E)	750,000	883,136
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	388,742	638,349
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	426,840
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	205,169
5.25%, 05/15/29(U)	890,000	1,156,849
		23,258,424
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31	200,000	234,315
Uzbekistan — 0.0%
Republic of Uzbekistan Bond
5.38%, 02/20/29Δ	200,000	219,042
Total Foreign Bonds (Cost $231,155,637)		220,227,103
LOAN AGREEMENTS — 1.4%
Allied Universal Holdco LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.43%, 07/10/26†	497,500	484,301
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.18%, 11/03/24†	525,975	509,320
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.19%, 06/02/25†	274,616	267,683
Berry Global, Inc. Term W Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.18%, 10/01/22†	122,322	119,577
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.75%, 08/01/25†	277,709	269,030
	Par	Value
Entercom Media Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 2.68%, 11/18/24†	$181,015	$169,891
Equinox Holdings, Inc. Incremental Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.00%, 1.00% Floor), 4.07%, 03/08/24†	506,097	394,710
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 1.00% Floor), 2.18%, 07/03/24†	277,873	267,106
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%, 1.00% Floor), 2.18%, 11/30/23†	228,226	216,887
Froneri International Limited Facility B1
(Floating, Euribor 6M + 2.63%), 2.63%, 01/29/27†	380,000	412,468
Garda World Security Corporation Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.75%, 1.00% Floor), 4.93%, 10/30/26†	405,368	399,085
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.31%, 12/30/26†	179,550	173,363
Global Medical Response, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 4.25%, 04/28/22†	288,068	278,059
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 3.50%, 08/18/22†	243,711	241,274
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.98%, 03/01/27†	74,212	70,422
McAfee LLC Term B USD Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.93%, 09/30/24†	327,500	319,904
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.92%, 09/18/26†	115,275	110,067
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 4.50%), 4.68%, 08/06/26†	587,050	571,884
Party City Holdings, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 08/19/22†	4,378	2,122
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 2.50%, 0.75% Floor), 4.10%, 08/19/22†	$126,976	$ 61,539
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 4.25%, 01/26/23†	394,548	323,803
Prime Security Services Borrower LLC 2019 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 4.25%, 09/23/26†	451,959	435,717
Radnet Management, Inc. Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 1.00% Floor), 4.75%, 06/30/23†	573,529	547,451
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.93%, 02/04/27†	82,536	79,764
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.93%, 02/05/23†	161,488	154,694
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.43%, 12/31/25†	258,035	244,397
Trans Union LLC 2019 Replacement Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.93%, 11/16/26†	84,934	81,484
UFC Holdings LLC Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 4.25%, 04/29/26†	119,072	114,210
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 3.75%, 03/15/24†	542,356	503,713
Virgin Media Bristol LLC N Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 2.68%, 01/31/28†	370,000	354,321
Total Loan Agreements (Cost $8,701,788)		8,178,246
MORTGAGE-BACKED SECURITIES — 7.6%
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 2.28%, 10/25/39 144A †	700,000	685,573
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class AJ
5.37%, 12/15/39	92,328	42,513
	Par	Value
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.87%, 09/15/40	$ 15,400	$ 7,375
Credit Suisse Commercial Mortgage Trust Series, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,209,159
Credit Suisse Commercial Mortgage Trust Series, Series 2019-RIO
8.74%, 12/15/21	1,120,000	1,020,702
Fannie Mae Connecticut Avenue Securities, Series 2017-C02
(Floating, ICE LIBOR USD 1M + 3.65%), 3.83%, 09/25/29†	1,544,232	1,558,402
Fannie Mae Connecticut Avenue Securities, Series 2017-C04
(Floating, ICE LIBOR USD 1M + 2.85%), 3.03%, 11/25/29†	1,626,494	1,613,073
Fannie Mae Connecticut Avenue Securities, Series 2017-C06
(Floating, ICE LIBOR USD 1M + 2.65%, 2.65% Floor), 2.83%, 02/25/30†	1,405,084	1,405,195
(Floating, ICE LIBOR USD 1M + 2.80%, 2.80% Floor), 2.98%, 02/25/30†	1,249,445	1,239,054
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.43%, 07/25/30†	705,528	694,843
Fannie Mae Connecticut Avenue Securities, Series 2018-C05
(Floating, ICE LIBOR USD 1M + 2.35%, 2.35% Floor), 2.53%, 01/25/31†	1,557,934	1,537,528
Federal National Mortgage Association
3.00%, 12/01/47	639,667	676,490
4.00%, 10/01/48	405,000	429,021
3.00%, 07/01/49	416,393	439,107
3.00%, 08/01/49	435,289	459,033
3.50%, 08/01/49	541,805	569,853
4.00%, 08/01/49	549,334	582,178
3.00%, 09/01/49	443,564	467,760
3.50%, 09/01/49	874,859	920,033
3.00%, 10/01/49	461,462	486,634
3.50%, 10/01/49	673,181	708,100
4.00%, 10/01/49	580,920	615,647
3.00%, 11/01/49	484,770	511,213
3.50%, 12/01/49	404,215	425,189
3.00%, 01/01/50	198,860	209,708
3.00%, 03/01/50	348,055	367,045

See Notes to Financial Statements.

	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 5.13%, 07/25/29†	$ 760,000	$ 802,084
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA3
(Floating, ICE LIBOR USD 1M + 2.50%), 2.68%, 03/25/30†	1,650,000	1,673,366
Government National Mortgage Association
4.50%, 08/20/48	283,550	303,674
5.00%, 01/20/49	209,505	227,894
3.00%, 11/20/49	389,438	413,454
2.50%, 07/01/50 TBA	500,000	526,367
3.00%, 07/01/50 TBA	310,000	328,467
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 3.93%, 09/15/31 144A †	2,220,000	2,122,945
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor, 11.50% Cap), 1.28%, 08/25/36†	373,301	331,457
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.71%, 02/15/51† γ	2,658	2,523
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 8.39%, 06/15/35 144A †	1,500,000	1,133,500
Lone Star Portfolio Trust, Series 2015-LSMZ, Class M
(Floating, ICE LIBOR USD 1M + 7.22%, 7.22% Floor), 7.40%, 09/15/20 144A †	185,356	185,452
Lone Star Portfolio Trust, Series 2015-LSP, Class F
(Floating, ICE LIBOR USD 1M + 7.15%, 6.90% Floor), 7.33%, 09/15/28 144A †	588,724	547,579
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	440,000	434,685
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	517,940
STACR Trust, Series 2018-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.15%), 2.33%, 12/25/30 144A †	1,650,000	1,600,932
Uniform Mortgage Backed Securities
2.00%, 07/01/35 TBA	555,000	574,208
2.50%, 07/01/35 TBA	1,590,000	1,664,780
2.00%, 07/01/50 TBA	480,000	491,250
	Par	Value
2.50%, 07/01/50 TBA	$ 7,365,000	$ 7,678,588
3.00%, 07/01/50 TBA	3,825,000	4,028,801
Total Mortgage-Backed Securities (Cost $45,481,576)		44,470,374
MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $69,393)	85,000	86,354
U.S. TREASURY OBLIGATIONS — 21.2%
U.S. Treasury Bills
1.51%, 07/30/20Ω Δ	1,835,000	1,834,822
1.51%, 08/13/20Ω Δ	2,760,000	2,759,588
0.13%, 10/22/20Ω	1,625,000	1,624,235
0.13%, 11/05/20Ω Δ	1,635,000	1,634,135
0.12%, 01/28/21Ω Δ	1,625,000	1,623,524
		9,476,304
U.S. Treasury Bonds
3.50%, 02/15/39Δ	860,000	1,217,353
4.25%, 05/15/39	30,000	46,373
3.88%, 08/15/40	20,000	29,820
2.75%, 08/15/42	90,000	115,453
2.88%, 05/15/43Δ	2,045,000	2,673,079
3.00%, 05/15/45	250,000	335,830
3.00%, 11/15/45	920,000	1,240,437
2.50%, 05/15/46Δ	820,000	1,017,345
2.25%, 08/15/46	960,000	1,139,006
2.88%, 11/15/46	1,520,000	2,021,956
3.00%, 05/15/47	60,000	81,809
2.75%, 08/15/47	90,000	117,631
3.13%, 05/15/48	40,000	56,076
3.00%, 08/15/48Δ	2,365,000	3,253,399
3.38%, 11/15/48‡‡ Δ	770,000	1,131,810
1.25%, 05/15/50Δ	7,995,000	7,683,945
		22,161,322
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	14,750,000	15,777,598
2.13%, 02/15/40	1,790,000	3,130,825
1.38%, 02/15/44Δ	2,500,000	3,753,294
0.25%, 02/15/50Δ	195,000	218,428
		22,880,145
U.S. Treasury Notes
1.50%, 09/30/21	2,500,000	2,541,504
1.50%, 10/31/21Δ	1,000,000	1,017,793
1.50%, 11/30/21	3,630,000	3,698,559
1.88%, 01/31/22	710,000	729,123
2.00%, 02/15/22	90,000	92,679
1.75%, 03/31/22Δ	7,100,000	7,296,637
1.63%, 08/15/22	12,590,000	12,981,470
2.88%, 10/31/23	2,975,000	3,240,426
2.75%, 02/15/24Δ	6,050,000	6,607,025
2.38%, 02/29/24	10,000	10,793
1.50%, 10/31/24	570,000	600,927
2.25%, 11/15/24	20,520,000	22,313,095
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.00%, 02/15/25	$ 70,000	$ 75,601
2.88%, 05/31/25	315,000	354,787
1.63%, 02/15/26	6,460,000	6,912,074
1.63%, 05/15/26	470,000	503,790
2.00%, 11/15/26	870,000	955,539
		69,931,822
Total U.S. Treasury Obligations (Cost $114,997,757)		124,449,593

	Shares
COMMON STOCKS — 0.6%
Communication Services — 0.2%
AT&T, Inc.	39,385	1,190,608
Consumer Discretionary — 0.1%
Ford Motor Co.	48,562	295,257
Energy — 0.0%
Berry CorporationΔ	2,492	12,036
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	40,330
Montage Resources CorporationΔ *	7,129	28,160
		80,526
Health Care — 0.1%
Bristol-Myers Squibb Co.	11,549	679,081
Information Technology — 0.2%
Corning, Inc.	42,221	1,093,524
Total Common Stocks (Cost $5,733,547)		3,338,996
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25%, CONV	302	405,344
Chesapeake Energy Corporation
0.00%, CONV *	16	40
0.00%, CONV *	392	1,568
0.00%, 144A CONV *	27	14
0.00%, CONV Δ *	2,119	4,068
0.00%, CONV Δ *	617	648
El Paso Energy Capital Trust I
4.75%, CONV	5,674	252,266
Total Preferred Stocks (Cost $921,634)		663,948
	Shares	Value
MONEY MARKET FUNDS — 8.9%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø ∞	39,283,588	$ 39,283,588
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø §	13,104,295	13,104,295
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	132,367	132,367
Total Money Market Funds (Cost $52,520,250)		52,520,250
TOTAL INVESTMENTS —102.6% (Cost $603,752,962)		603,370,026
Liabilities in Excess of Other Assets — (2.6)%		(15,416,162)
NET ASSETS — 100.0%		$587,953,864
PORTFOLIO SUMMARY (based on net assets)
%
Foreign Bonds	37.4
Corporate Bonds	25.0
U.S. Treasury Obligations	21.2
Money Market Funds	8.9
Mortgage-Backed Securities	7.6
Loan Agreements	1.4
Asset-Backed Securities	0.4
Communication Services	0.2
Information Technology	0.2
Health Care	0.1
Financials	0.1
Consumer Discretionary	0.1
Energy	—**
Municipal Bond	—**
102.6
**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2020	(66)	$(10,008,903)	$ (41,596)
Euro-Bund	09/2020	(42)	(8,329,450)	(66,971)
10-Year Japanese E-Mini	09/2020	248	34,884,223	55,665
10-Year Commonwealth Treasury Bond	09/2020	62	6,366,087	11,405
10-Year Canadian Bond	09/2020	16	1,812,846	(3,960)
10-Year U.S. Treasury Note	09/2020	(45)	(6,262,734)	(15,778)
U.S. Treasury Long Bond	09/2020	(33)	(5,892,563)	(22,101)
Ultra 10-Year U.S. Treasury Note	09/2020	(222)	(34,961,531)	(128,344)
Ultra Long U.S. Treasury Bond	09/2020	(63)	(13,743,844)	(91,939)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Long GILT	09/2020	33	$ 5,628,141	$ 6,307
2-Year U.S. Treasury Note	09/2020	614	135,588,469	214
5-Year U.S. Treasury Note	09/2020	(71)	(8,927,695)	(37,453)
Total Futures Contracts outstanding at June 30, 2020			$ 96,153,046	$(334,551)
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/20	Euro	26,775,940	U.S. Dollars	29,253,531	CITI	$ 840,378
07/22/20	Australian Dollars	6,577,111	U.S. Dollars	4,220,512	CITI	318,979
07/22/20	Norwegian Kroner	40,728,334	U.S. Dollars	3,949,612	RBC	282,167
07/22/20	U.S. Dollars	3,607,289	Brazilian Reals	18,409,400	SC	226,013
07/22/20	Swedish Kronor	42,037,426	U.S. Dollars	4,293,281	CITI	219,339
07/22/20	U.S. Dollars	11,009,952	British Pounds	8,744,151	CITI	173,406
07/16/20	Japanese Yen	3,537,306,000	U.S. Dollars	32,601,598	CITI	165,762
07/22/20	Euro	4,862,714	U.S. Dollars	5,324,568	SS	141,473
07/16/20	Russian Rubles	218,380,000	U.S. Dollars	2,921,862	CITI	139,724
07/22/20	Euro	4,198,627	U.S. Dollars	4,598,110	CITI	121,450
07/22/20	Swiss Francs	6,921,622	U.S. Dollars	7,189,929	SC	120,636
07/22/20	Euro	3,268,390	U.S. Dollars	3,561,645	SC	112,261
07/22/20	Australian Dollars	1,860,922	U.S. Dollars	1,173,395	SS	111,005
07/22/20	Canadian Dollars	5,090,255	U.S. Dollars	3,641,829	SC	107,865
07/22/20	Norwegian Kroner	22,451,883	U.S. Dollars	2,233,821	CITI	98,989
07/22/20	Polish Zloty	8,009,569	U.S. Dollars	1,930,421	RBC	94,239
07/16/20	Indian Rupees	189,201,535	U.S. Dollars	2,424,417	CITI	76,584
07/22/20	Swedish Kronor	11,079,243	U.S. Dollars	1,114,705	SS	74,626
07/22/20	Russian Rubles	130,946,120	U.S. Dollars	1,761,271	CITI	72,970
07/22/20	New Zealand Dollars	2,115,202	U.S. Dollars	1,295,412	CITI	69,605
07/22/20	Swedish Kronor	8,506,184	U.S. Dollars	855,606	RBC	57,514
07/22/20	U.S. Dollars	5,608,546	Japanese Yen	599,741,723	CITI	52,477
07/22/20	Mexican Pesos	30,174,015	U.S. Dollars	1,259,891	SC	48,783
07/22/20	Swiss Francs	1,562,827	U.S. Dollars	1,609,622	CITI	41,024
07/22/20	U.S. Dollars	747,705	Chilean Pesos	580,293,801	CITI	40,923
07/22/20	New Zealand Dollars	940,936	U.S. Dollars	570,042	SC	37,179
07/22/20	Canadian Dollars	2,209,000	U.S. Dollars	1,591,415	RBC	35,827
07/22/20	U.S. Dollars	2,091,831	British Pounds	1,660,568	RBC	33,905
07/22/20	Swedish Kronor	6,491,441	U.S. Dollars	667,602	SC	29,240
07/22/20	U.S. Dollars	5,339,256	Euro	4,724,902	SC	28,126
07/22/20	Brazilian Reals	3,594,140	U.S. Dollars	634,336	CITI	25,803
07/22/20	U.S. Dollars	762,118	Mexican Pesos	17,014,590	CITI	24,180
07/22/20	New Zealand Dollars	554,440	U.S. Dollars	335,869	SS	21,932
07/22/20	Chilean Pesos	580,284,121	U.S. Dollars	685,558	RBC	21,211
07/22/20	Mexican Pesos	9,379,338	U.S. Dollars	392,416	RBC	14,374
07/16/20	Australian Dollars	187,959	U.S. Dollars	117,128	CITI	12,595
07/22/20	Canadian Dollars	1,820,696	U.S. Dollars	1,331,632	CITI	9,568
07/22/20	U.S. Dollars	1,010,142	British Pounds	807,539	SC	9,366
07/22/20	Euro	239,409	U.S. Dollars	259,990	RBC	9,124
07/22/20	U.S. Dollars	984,371	New Zealand Dollars	1,512,711	SC	8,163
07/22/20	U.S. Dollars	1,979,265	Canadian Dollars	2,676,174	SC	7,883
07/22/20	U.S. Dollars	1,630,061	Australian Dollars	2,351,751	SC	6,893
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	Australian Dollars	622,260	U.S. Dollars	423,278	SC	$ 6,203
07/22/20	British Pounds	1,310,487	U.S. Dollars	1,619,565	SC	4,509
07/22/20	South Korean Won	406,027,835	U.S. Dollars	334,317	CITI	3,981
07/22/20	U.S. Dollars	5,663,303	Euro	5,034,672	CITI	3,970
07/22/20	South Korean Won	888,781,256	U.S. Dollars	736,630	SC	3,893
07/22/20	Canadian Dollars	137,708	U.S. Dollars	97,673	SS	3,768
07/16/20	Canadian Dollars	118,964	U.S. Dollars	84,739	CITI	2,894
07/22/20	Japanese Yen	16,499,494	U.S. Dollars	150,525	SC	2,328
07/22/20	U.S. Dollars	678,038	Czech Republic Koruna	16,038,094	SC	1,892
07/22/20	Norwegian Kroner	17,470,857	U.S. Dollars	1,813,455	SC	1,813
07/22/20	U.S. Dollars	492,570	Swiss Francs	464,871	SC	1,576
07/22/20	U.S. Dollars	243,076	Japanese Yen	26,133,632	SC	972
07/22/20	Brazilian Reals	517,849	U.S. Dollars	94,395	SC	719
07/22/20	Japanese Yen	18,378,815	U.S. Dollars	169,608	CITI	655
07/22/20	U.S. Dollars	100,651	Japanese Yen	10,799,055	SS	607
07/22/20	U.S. Dollars	92,737	British Pounds	74,447	SS	476
07/16/20	South African Rand	14,380,000	U.S. Dollars	826,712	CITI	428
07/22/20	Japanese Yen	24,554,696	U.S. Dollars	227,219	SS	258
07/22/20	U.S. Dollars	248,863	Australian Dollars	360,467	CITI	70
07/22/20	South African Rand	3,581	U.S. Dollars	194	RBC	12
07/22/20	U.S. Dollars	8	Czech Republic Koruna	207	RBC	—
Subtotal Appreciation						$ 4,184,585
07/22/20	U.S. Dollars	121,541	Chinese Yuan Renminbi	860,444	CITI	$ (33)
07/22/20	U.S. Dollars	99,620	Swedish Kronor	929,506	CITI	(160)
10/16/20	U.S. Dollars	819,331	South African Rand	14,380,000	CITI	(262)
07/22/20	U.S. Dollars	1,027,259	Chinese Yuan Renminbi	7,275,666	SC	(734)
07/22/20	Swedish Kronor	2,288,185	U.S. Dollars	246,716	SC	(1,085)
07/22/20	U.S. Dollars	306,560	New Zealand Dollars	476,801	SC	(1,137)
07/22/20	Australian Dollars	187,229	U.S. Dollars	130,601	SC	(1,376)
07/22/20	Euro	143,620	U.S. Dollars	163,066	CITI	(1,627)
07/22/20	U.S. Dollars	124,406	British Pounds	101,736	SC	(1,675)
07/22/20	Euro	124,967	U.S. Dollars	142,296	RBC	(1,824)
07/22/20	U.S. Dollars	1,698,100	Japanese Yen	183,506,871	SS	(1,926)
07/22/20	Japanese Yen	12,318,763	U.S. Dollars	116,319	SS	(2,196)
07/16/20	British Pounds	1,016,249	U.S. Dollars	1,261,714	CITI	(2,339)
07/22/20	British Pounds	389,127	U.S. Dollars	484,729	SS	(2,488)
07/22/20	U.S. Dollars	86,309	Mexican Pesos	2,065,352	CITI	(3,268)
07/22/20	Euro	802,458	U.S. Dollars	905,768	SC	(3,748)
07/22/20	British Pounds	200,000	U.S. Dollars	251,869	RBC	(4,011)
07/22/20	Brazilian Reals	613,414	U.S. Dollars	117,675	RBC	(5,008)
07/22/20	U.S. Dollars	5,967,026	Swiss Francs	5,654,308	SC	(5,011)
07/22/20	Norwegian Kroner	4,548,541	U.S. Dollars	478,121	SC	(5,517)
07/22/20	U.S. Dollars	330,421	South Korean Won	403,370,331	CITI	(5,663)
07/16/20	U.S. Dollars	1,109,620	British Pounds	900,000	CITI	(5,694)
07/22/20	Chinese Yuan Renminbi	14,748,521	U.S. Dollars	2,089,647	RBC	(5,801)
07/22/20	U.S. Dollars	6,020,308	Japanese Yen	650,667,105	SC	(7,538)
07/22/20	Canadian Dollars	2,137,941	U.S. Dollars	1,583,155	SC	(8,259)
07/22/20	U.S. Dollars	731,806	South Korean Won	888,704,795	RBC	(8,653)
07/22/20	U.S. Dollars	215,286	Mexican Pesos	5,170,512	SS	(8,964)
07/22/20	South African Rand	6,350,244	U.S. Dollars	373,977	RBC	(8,968)
07/22/20	U.S. Dollars	528,159	Swiss Francs	508,816	SS	(9,248)
07/22/20	British Pounds	966,980	Euro	1,075,921	SC	(11,044)
07/22/20	Brazilian Reals	1,145,976	U.S. Dollars	224,953	SS	(14,470)
07/22/20	U.S. Dollars	158,458	Australian Dollars	251,304	SS	(14,990)
07/22/20	Mexican Pesos	7,155,203	U.S. Dollars	328,559	CITI	(18,232)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/16/20	Euro	2,625,000	U.S. Dollars	2,968,515	GSC	$ (18,235)
07/22/20	U.S. Dollars	314,034	New Zealand Dollars	516,418	RBC	(19,230)
07/16/20	Euro	795,639	Polish Zloty	3,620,000	CITI	(20,814)
07/22/20	Brazilian Reals	1,810,615	U.S. Dollars	354,876	SC	(22,319)
07/22/20	U.S. Dollars	994,069	Turkish Lira	7,035,095	RBC	(26,486)
07/22/20	U.S. Dollars	876,761	Canadian Dollars	1,229,316	SC	(28,805)
07/22/20	U.S. Dollars	1,363,314	Canadian Dollars	1,891,142	RBC	(29,780)
07/22/20	U.S. Dollars	2,804,587	Swiss Francs	2,685,266	CITI	(31,570)
07/22/20	U.S. Dollars	332,736	South African Rand	6,352,422	RBC	(32,399)
07/16/20	U.S. Dollars	791,153	South African Rand	14,380,000	CITI	(35,988)
07/22/20	British Pounds	3,211,524	U.S. Dollars	4,017,520	SC	(37,508)
07/22/20	U.S. Dollars	1,284,961	Canadian Dollars	1,796,864	SS	(38,683)
07/22/20	U.S. Dollars	821,775	Russian Rubles	61,444,124	SC	(38,910)
07/22/20	U.S. Dollars	662,251	Czech Republic Koruna	16,642,360	SC	(39,371)
07/22/20	Japanese Yen	554,900,217	U.S. Dollars	5,181,776	CITI	(41,124)
07/16/20	Japanese Yen	1,013,430,000	U.S. Dollars	9,432,257	CITI	(44,484)
07/22/20	U.S. Dollars	912,357	Polish Zloty	3,800,948	SC	(48,447)
07/22/20	British Pounds	2,335,114	U.S. Dollars	2,943,160	CITI	(49,275)
07/22/20	U.S. Dollars	995,931	Brazilian Reals	5,731,358	CITI	(56,754)
07/16/20	Brazilian Reals	8,682,000	U.S. Dollars	1,653,059	CITI	(57,914)
07/16/20	U.S. Dollars	1,345,966	Mexican Pesos	32,410,393	CITI	(60,909)
07/22/20	Japanese Yen	1,140,794,971	U.S. Dollars	10,633,253	SC	(64,810)
07/16/20	British Pounds	1,750,000	Euro	1,989,899	CITI	(67,812)
07/22/20	U.S. Dollars	5,984,403	Swiss Francs	5,730,736	RBC	(68,357)
07/22/20	Japanese Yen	931,362,839	U.S. Dollars	8,710,426	RBC	(82,185)
07/22/20	U.S. Dollars	5,854,673	Euro	5,284,813	SC	(85,839)
07/16/20	U.S. Dollars	3,036,914	Euro	2,790,000	CITI	(98,811)
07/22/20	U.S. Dollars	1,772,193	Norwegian Kroner	18,076,046	SC	(105,955)
07/22/20	U.S. Dollars	3,518,446	Euro	3,231,996	SS	(114,550)
07/22/20	U.S. Dollars	2,757,575	Australian Dollars	4,165,097	SC	(117,156)
07/22/20	U.S. Dollars	5,411,304	Euro	4,932,137	RBC	(132,773)
07/22/20	U.S. Dollars	2,051,888	Swedish Kronor	20,429,177	SC	(141,138)
07/22/20	U.S. Dollars	2,352,143	Norwegian Kroner	24,080,673	SS	(149,902)
07/22/20	U.S. Dollars	8,507,271	Canadian Dollars	11,807,782	CITI	(190,834)
07/22/20	Brazilian Reals	24,293,283	U.S. Dollars	4,660,834	CITI	(198,860)
07/22/20	U.S. Dollars	2,675,691	Australian Dollars	4,179,608	RBC	(209,055)
07/16/20	U.S. Dollars	2,820,172	Russian Rubles	218,380,000	CITI	(241,414)
07/22/20	U.S. Dollars	3,747,065	Australian Dollars	5,791,701	CITI	(250,339)
07/22/20	U.S. Dollars	4,270,318	New Zealand Dollars	7,021,505	CITI	(260,917)
07/16/20	U.S. Dollars	3,622,396	Indonesian Rupiahs	59,878,206,000	CITI	(520,397)
07/22/20	U.S. Dollars	67,142,608	Euro	61,017,606	CITI	(1,445,576)
Subtotal Depreciation						$(5,498,634)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$(1,314,049)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap Agreements outstanding at June 30, 2020:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.EM.33 Index (Pay Quarterly)	(5.00%)	6/20/2025	EUR	12,994,000	$(772,107)	$ 121,399	$ (893,506)
Markit ITRAXX.XO.33 Index (Pay Quarterly)	(1.00%)	6/20/2025	USD	20,349,950	949,478	2,216,110	(1,266,632)
					$ 177,371	$2,337,509	$(2,160,138)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.HY.33 Index (Receive Quarterly)	5.16%	5.00%	12/20/2024	USD	9,485,200	$(44,971)	$(848,922)	$803,951
						$(44,971)	$(848,922)	$803,951

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 2,333,371	$ —	$ 2,333,371	$ —
Common Stocks:
Energy	80,526	40,196	—	40,330
Other ^^	3,258,470	3,258,470	—	—
Total Common Stocks	3,338,996	3,298,666	—	40,330
Corporate Bonds	147,101,791	—	147,101,791	—
Foreign Bonds	220,227,103	—	220,227,103	—
Loan Agreements	8,178,246	—	8,178,246	—
Money Market Funds	52,520,250	52,520,250	—	—
Mortgage-Backed Securities	44,470,374	—	44,470,374	—
Municipal Bond	86,354	—	86,354	—
Preferred Stocks:
Energy	258,604	258,590	14	—
Financials	405,344	405,344	—	—
Total Preferred Stocks	663,948	663,934	14	—
U.S. Treasury Obligations	124,449,593	—	124,449,593	—
Total Assets - Investments in Securities	$603,370,026	$56,482,850	$546,846,846	$ 40,330
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 4,184,585	$ —	$ 4,184,585	$ —
Futures Contracts	73,591	73,591	—	—
Swap Agreements	803,951	—	803,951	—
Total Assets - Other Financial Instruments	$ 5,062,127	$ 73,591	$ 4,988,536	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (5,498,634)	$ —	$ (5,498,634)	$ —
Futures Contracts	(408,142)	(408,142)	—	—
Swap Agreements	(2,160,138)	—	(2,160,138)	—
Total Liabilities - Other Financial Instruments	$ (8,066,914)	$ (408,142)	$ (7,658,772)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2020.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,070,039,757	$ 970,963,045
Investments in repurchase agreements, at value	453,000,000	—
Investments in securities of affiliated issuers, at value	—	32,531,132
Total investments, at value(1), (2)	1,523,039,757	1,003,494,177
Cash collateral for derivatives	—	4,815,071
Deposits with broker for futures contracts	—	1,492,508
Foreign currency(3)	—	364,507
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends and reclaims	—	16,327
Interest	324,413	3,379,823
Securities lending	—	8,604
From advisor	32,532	—
Investment securities sold	—	40,456,850
Fund shares sold	14,881,406	1,013,000
Variation margin on centrally cleared swaps	—	18,108
Variation margin on futures contracts	—	77,773
Unrealized appreciation on foreign currency exchange contracts	—	19,499
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	74,124	47,162
Total Assets	1,538,352,232	1,055,203,409
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	14,973
Upfront premiums received from swap agreements	—	1,829,304
Unrealized depreciation on foreign currency exchange contracts	—	677,152
Unrealized depreciation on swap agreements	—	4,911
Collateral held for securities on loan, at value	—	6,123,675
Collateral from counterparty	—	2,071,356
Payables:
Investment securities purchased	—	54,910,949
Fund shares redeemed	5,916,490	110,372
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	—
Distributions	172,135	—
Accrued expenses:
Investment advisory fees	148,065	235,214
Shareholder servicing fees	93,637	48,292
Trustee fees	571	1,462
Other expenses	164,312	206,443
Total Liabilities	6,495,210	66,234,103
Net Assets	$1,531,857,022	$ 988,969,306
Net Assets Consist of:
Paid-in-capital	$1,531,822,596	$ 983,505,304
Distributable earnings (loss)	34,426	5,464,002
Net Assets	$1,531,857,022	$ 988,969,306
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,085,836,019	$ 750,822,947
Institutional shares outstanding	1,085,818,307	55,354,289
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.56
Net assets applicable to the Investor Class	$ 446,021,003	$ 238,146,359
Investor shares outstanding	445,969,852	17,550,942
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.57

(1)Investments in securities of unaffiliated issuers, at cost	$1,070,039,757	$ 960,964,820
Investments in repurchase agreements, at cost	453,000,000	—
Investments in securities of affiliated issuers, at cost	—	32,531,132
Total investments, at cost	$1,523,039,757	$ 993,495,952
(2)Includes securities loaned of:	$ —	$ 64,248,308
(3)Foreign currency, at cost	$ —	$ 361,256
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 21,277

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,898,475,627	$274,507,483	$564,086,438
117,500,000	—	—
108,109,877	14,237,531	39,283,588
2,124,085,504	288,745,014	603,370,026
26,720,251	—	4,415,951
2,816,621	—	2,523,604
4,367,914	—	3,362,538
2,286,966	—	2,337,509

163,446	1,459	45,546
10,177,959	1,795,430	4,957,380
12,228	5,917	5,475
—	—	—
357,565,694	787	2,299,199
868,843	439,582	245,157
578,970	—	—
—	—	111,847
1,370,954	—	4,184,585
328,092	—	—
72,647	39,526	38,708
2,531,416,089	291,027,715	627,897,525

775,928	788	—
77,743,372	—	—
1,445,970	—	—
1,949,179	—	848,922
2,236,229	—	5,498,634
64,977	—	—
11,871,155	1,177,971	13,104,295
17,030,942	—	2,990,780

568,655,747	4,562,168	17,051,927
129,234	174,013	20,320
—	—	71,784
121,237	—	—
—	—	—

473,943	104,506	229,697
71,002	30,363	22,202
3,822	232	858
432,619	67,224	104,242
683,005,356	6,117,265	39,943,661
$1,848,410,733	$284,910,450	$587,953,864

$1,726,743,958	$251,170,405	$600,150,600
121,666,775	33,740,045	(12,196,736)
$1,848,410,733	$284,910,450	$587,953,864

$1,491,292,711	$133,898,290	$479,622,763
94,437,059	6,881,886	49,220,364
$ 15.79	$ 19.46	$ 9.74
$ 357,118,022	$151,012,160	$108,331,101
22,610,790	7,759,856	11,142,010
$ 15.79	$ 19.46	$ 9.72

$1,818,715,529	$249,209,028	$564,469,374
117,500,000	—	—
108,109,877	14,237,531	39,283,588
$2,044,325,406	$263,446,559	$603,752,962
$ 105,268,187	$ 35,547,117	$ 58,625,661
$ 4,360,242	$ —	$ 3,344,821
$ 77,693,759	$ —	$ —
$ 1,704,883	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 5,244
Income distributions received from affiliated funds	—	102,919
Interest	6,852,748	10,175,320
Securities lending, net	—	43,078
Less foreign taxes withheld	—	—
Total Investment Income	6,852,748	10,326,561
Expenses
Investment advisory fees	819,887	1,426,813
Transfer agent fees:
Institutional shares	2,328	2,406
Investor shares	18,544	8,688
Custodian fees	8,484	79,288
Shareholder servicing fees:
Investor shares	553,612	287,718
Accounting and administration fees	142,946	103,124
Professional fees	43,572	60,670
Shareholder reporting fees:
Institutional shares	—	650
Investor shares	—	5,024
Trustees expenses	4,914	2,141
Line of credit facility fees	1,677	537
Other expenses	69,238	30,140
Total Expenses	1,665,202	2,007,199
Expenses waived/reimbursed(1)	(36,536)	—
Net Expenses	1,628,666	2,007,199
Net Investment Income	5,224,082	8,319,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	6,827	6,127,811
Investment securities sold short	—	(33,281)
Futures transactions	—	1,255,437
Swap agreements	—	(293,044)
Option contracts written	—	10,091
Option contracts purchased	—	—
Forward foreign currency contracts	—	1,740,263
Foreign currency	—	(7,177)
Net realized gain (loss)	6,827	8,800,100
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	3,286,914
Investment securities sold short	—	9,140
Futures	—	171,318
Swap agreements	—	(990,937)
Option contracts written	—	24,988
Option contracts purchased	—	—
Forward foreign currency contracts	—	372,505
Foreign currency	—	157,475
Net change in unrealized appreciation (depreciation)	—	3,031,403
Net Realized and Unrealized Gain (Loss)	6,827	11,831,503
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,230,909	$20,150,865

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$ 17,818	$ 11,419	$ 207,167
286,699	46,262	121,478
23,793,630	3,950,566	10,397,928
57,251	28,878	64,428
41,329	—	(55,458)
24,196,727	4,037,125	10,735,543

2,813,994	613,409	1,390,652

2,457	2,105	2,321
11,779	8,934	9,782
279,098	12,274	54,371

410,153	179,231	140,281
188,008	28,796	62,008
59,206	57,469	61,743

526	1,357	1,348
3,834	3,339	3,169
2,801	1,132	1,250
625	538	324
55,623	21,686	24,259
3,828,104	930,270	1,751,508
—	—	—
3,828,104	930,270	1,751,508
20,368,623	3,106,855	8,984,035

37,542,735	8,372,032	(3,340,198)
(1,649,215)	—	—
33,276,526	(71,493)	(6,166,991)
(4,202,458)	—	3,288,241
2,877,627	—	—
(1,578,211)	—	(61,810)
179,754	—	(2,101,317)
(1,849,381)	(6,198)	20,785
64,597,377	8,294,341	(8,361,290)

30,550,127	9,813,508	(9,886,115)
96,600	—	—
4,380,262	—	(1,060,278)
(13,535,749)	—	(1,361,409)
(26,347)	—	—
(104,887)	—	—
443,865	—	389,336
41,229	(3,411)	(106,866)
21,845,100	9,810,097	(12,025,332)
86,442,477	18,104,438	(20,386,622)
$106,811,100	$21,211,293	$(11,402,587)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19
	(Unaudited)
Operations:
Net investment income	$ 5,224,082	$ 27,768,702
Net realized gain on investment securities, foreign currency and derivatives	6,827	22,056
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase in net assets resulting from operations	5,230,909	27,790,758
Distributions to Shareholders:
Institutional shares	(4,070,241)	(20,503,404)
Investor shares	(1,153,842)	(7,265,298)
Total distributions	(5,224,083)	(27,768,702)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	3,490,437,439	4,301,371,522
Investor shares	350,134,954	372,222,654
Reinvestment of dividends and distributions
Institutional shares	902,143	4,362,064
Investor shares	1,146,594	7,235,378
Total proceeds from shares sold and reinvested	3,842,621,130	4,685,191,618
Value of shares redeemed
Institutional shares	(3,309,708,062)	(4,243,079,203)
Investor shares	(297,231,340)	(395,729,388)
Total value of shares redeemed	(3,606,939,402)	(4,638,808,591)
Net increase (decrease) from capital share transactions(1)	235,681,728	46,383,027
Total increase (decrease) in net assets	235,688,554	46,405,083
Net Assets:
Beginning of Period	1,296,168,468	1,249,763,385
End of Period	$ 1,531,857,022	$ 1,296,168,468

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/20	12/31/19	06/30/20	12/31/19
(Unaudited)		(Unaudited)

$ 8,319,362	$ 22,321,038	$ 20,368,623	$ 46,984,801
8,800,100	3,952,380	64,597,377	40,474,870
3,031,403	10,370,747	21,845,100	65,182,378
20,150,865	36,644,165	106,811,100	152,642,049

(6,611,364)	(17,790,895)	(17,011,026)	(56,907,805)
(1,784,508)	(5,457,648)	(3,497,244)	(11,258,355)
(8,395,872)	(23,248,543)	(20,508,270)	(68,166,160)

72,174,633	167,454,014	124,343,253	201,720,715
44,505,337	33,889,114	82,281,227	70,098,535

6,563,236	17,570,330	16,947,133	56,765,981
1,781,783	5,450,732	3,400,730	11,047,637
125,024,989	224,364,190	226,972,343	339,632,868

(98,689,148)	(35,643,763)	(197,597,012)	(93,164,235)
(43,825,290)	(115,855,201)	(51,465,522)	(57,821,223)
(142,514,438)	(151,498,964)	(249,062,534)	(150,985,458)
(17,489,449)	72,865,226	(22,090,191)	188,647,410
(5,734,456)	86,260,848	64,212,639	273,123,299

994,703,762	908,442,914	1,784,198,094	1,511,074,795
$ 988,969,306	$ 994,703,762	$1,848,410,733	$1,784,198,094
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Extended-Duration Bond Fund		Global Bond Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19	06/30/20	12/31/19
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,106,855	$ 6,785,891	$ 8,984,035	$ 23,941,182
Net realized gain (loss) on investment securities, foreign currency and derivatives	8,294,341	4,754,284	(8,361,290)	(3,994,830)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	9,810,097	18,229,682	(12,025,332)	39,095,675
Net increase (decrease) in net assets resulting from operations	21,211,293	29,769,857	(11,402,587)	59,042,027
Distributions to Shareholders:
Institutional shares	(2,048,939)	(4,926,054)	(3,871,804)	(16,524,236)
Investor shares	(2,194,420)	(4,865,967)	(927,516)	(3,697,240)
Total distributions	(4,243,359)	(9,792,021)	(4,799,320)	(20,221,476)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	25,838,160	20,612,237	23,263,997	70,146,932
Investor shares	57,417,917	38,819,908	17,658,187	39,444,364
Reinvestment of dividends and distributions
Institutional shares	2,045,666	4,921,573	3,869,821	16,514,524
Investor shares	2,190,007	4,851,622	914,831	3,666,832
Total proceeds from shares sold and reinvested	87,491,750	69,205,340	45,706,836	129,772,652
Value of shares redeemed
Institutional shares	(30,677,808)	(15,737,574)	(22,081,361)	(40,079,129)
Investor shares	(45,556,281)	(37,177,678)	(29,559,429)	(42,099,782)
Total value of shares redeemed	(76,234,089)	(52,915,252)	(51,640,790)	(82,178,911)
Net increase (decrease) from capital share transactions(1)	11,257,661	16,290,088	(5,933,954)	47,593,741
Total increase (decrease) in net assets	28,225,595	36,267,924	(22,135,861)	86,414,292
Net Assets:
Beginning of Period	256,684,855	220,416,931	610,089,725	523,675,433
End of Period	$284,910,450	$256,684,855	$587,953,864	$610,089,725

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2020(1)	$ 1.00	$ —†	$ —†	$ —	$ —†	$ —	$ —	$ 1.00	0.41%	$1,085,836	0.14%	0.14%	0.75%	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.08	245,882	0.17	0.18	0.08	N/A
Investor Class
2020(1)	$ 1.00	$ —†	$ —†	$ —	$ —†	$ —	$ —	$ 1.00	0.28%	$ 446,021	0.39%	0.41%	0.52%	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A

Low-Duration Bond Fund
Institutional Class
2020(1)	$13.40	$0.12	$ 0.16	$ 0.28	$(0.12)	$ —	$(0.12)	$13.56	2.10%	$ 750,823	0.35%	0.35%	1.78%	147%
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05(2)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	(0.10)(2)	0.11	(0.22)	—	(0.22)	13.30	0.79	617,698	0.37	0.38	1.52	746
Investor Class
2020(1)	$13.40	$0.10	$ 0.17	$ 0.27	$(0.10)	$ —	$(0.10)	$13.57	2.05%	$ 238,146	0.62%	0.62%	1.51%	147%
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03(2)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	(0.09)(2)	0.07	(0.11)	—	(0.11)	13.27	0.49	242,325	0.60	0.65	1.17	746

Medium-Duration Bond Fund
Institutional Class
2020(1)	$15.05	$0.18	$ 0.74	$ 0.92	$(0.18)	$ —	$(0.18)	$15.79	6.16%	$1,491,293	0.38%	0.38%	2.36%	255%
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08(2)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	(0.35)(2)	0.02	(0.54)	(0.22)	(0.76)	14.44	0.03	706,760	0.45	0.47	2.46	346
Investor Class
2020(1)	$15.06	$0.16	$ 0.73	$ 0.89	$(0.16)	$ —	$(0.16)	$15.79	5.96%	$ 357,118	0.65%	0.65%	2.08%	255%
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08(2)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	(0.31)(2)	(0.03)	(0.21)	(0.10)	(0.31)	14.31	(0.22)	187,863	0.66	0.75	1.92	346

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2020(1)	$18.23	$0.23	$ 1.31	$ 1.54	$(0.22)	$(0.09)	$(0.31)	$19.46	8.49%	$133,898	0.55%	0.55%	2.44%	44%
2019	16.73	0.52	1.72	2.24	(0.51)	(0.23)	(0.74)	18.23	13.51	127,884	0.57	0.57	2.93	39
2018	17.94	0.54	(1.09)	(0.55)	(0.53)	(0.13)	(0.66)	16.73	(3.07)	108,206	0.55	0.56	3.16	45
2017	16.90	0.59	1.13	1.72	(0.56)	(0.12)	(0.68)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63(2)	1.33	(0.98)	(0.82)	(1.80)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	(1.74)(2)	(0.96)	(1.42)	(1.51)	(2.93)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
Investor Class
2020(1)	$18.23	$0.20	$ 1.32	$ 1.52	$(0.20)	$(0.09)	$(0.29)	$19.46	8.42%	$151,012	0.81%	0.81%	2.17%	44%
2019	16.74	0.48	1.70	2.18	(0.46)	(0.23)	(0.69)	18.23	13.14	128,801	0.83	0.83	2.66	39
2018	17.95	0.49	(1.09)	(0.60)	(0.48)	(0.13)	(0.61)	16.74	(3.34)	112,211	0.82	0.83	2.89	45
2017	16.90	0.54	1.15	1.69	(0.52)	(0.12)	(0.64)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56(2)	1.20	(0.34)	(0.72)	(1.06)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	(1.60)(2)	(0.94)	(0.27)	(0.33)	(0.60)	16.76	(5.30)	106,918	0.82	0.85	3.65	42

Global Bond Fund
Institutional Class
2020(1)	$10.01	$0.15	$(0.34)	$(0.19)	$(0.01)	$(0.07)	$(0.08)	$ 9.74	(1.72)%	$479,623	0.55%	0.55%	3.14%	40%
2019	9.32	0.42	0.62	1.04	(0.35)	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56(2)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(3)	10.09	0.27	(1.02)(2)	(0.75)	(0.26)	—	(0.26)	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2020(1)	$10.00	$0.14	$(0.34)	$(0.20)	$(0.01)	$(0.07)	$(0.08)	$ 9.72	(1.93)%	$108,331	0.83%	0.83%	2.87%	40%
2019	9.31	0.40	0.62	1.02	(0.33)	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56(2)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	(0.92)(2)	(0.59)	(0.36)	—	(0.36)	9.08	(6.00)	78,636	0.82	0.84	3.35	30

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 40.2%
Communication Services — 2.6%
Activision Blizzard, Inc.	3,154	$ 239,389
Alphabet, Inc. Class A*	2,860	4,055,623
Alphabet, Inc. Class C*	500	706,805
AT&T, Inc.	20,216	611,130
CenturyLink, Inc.	1,651	16,560
Charter Communications, Inc. Class A*	271	138,221
Comcast Corporation Class A	7,843	305,720
Discovery, Inc. Class C*	631	12,153
Electronic Arts, Inc.*	520	68,666
Facebook, Inc. Class A*	18,987	4,311,378
Fox Corporation Class A	620	16,628
Interpublic Group of Cos., Inc. (The)	1,178	20,214
Netflix, Inc.*	5,493	2,499,535
Omnicom Group, Inc.	595	32,487
Take-Two Interactive Software, Inc.*	254	35,451
T-Mobile US, Inc.Δ*	33,536	3,492,774
Twitter, Inc.*	1,198	35,688
Verizon Communications, Inc.	245,076	13,511,040
ViacomCBS, Inc. Class B	1,128	26,305
Walt Disney Co. (The)	10,543	1,175,650
		31,311,417
Consumer Discretionary — 1.6%
Advance Auto Parts, Inc.	122	17,379
Amazon.com, Inc.*	2,012	5,550,746
AutoZone, Inc.*	38	42,868
Best Buy Co., Inc.	2,007	175,151
Booking Holdings, Inc.*	618	984,066
BorgWarner, Inc.	232	8,190
CarMax, Inc.*	194	17,373
Carnival Corporation	785	12,890
Chipotle Mexican Grill, Inc.*	41	43,147
D.R. Horton, Inc.	708	39,259
Darden Restaurants, Inc.	223	16,897
Dollar General Corporation	446	84,967
Dollar Tree, Inc.*	447	41,428
eBay, Inc.	1,311	68,762
Expedia Group, Inc.	208	17,098
Ford Motor Co.	5,961	36,243
General Motors Co.	1,694	42,858
Genuine Parts Co.	300	26,088
H&R Block, Inc.	737	10,524
Hanesbrands, Inc.	827	9,337
Hasbro, Inc.	196	14,690
Hilton Worldwide Holdings, Inc.	512	37,606
Home Depot, Inc. (The)	14,502	3,632,896
Kohl’s Corporation	641	13,314
Leggett & Platt, Inc.	362	12,724
Lennar Corporation Class A	374	23,046
LKQ Corporation*	551	14,436
Lowe’s Cos., Inc.	7,364	995,024
Lululemon Athletica, Inc.Δ*	5,326	1,661,765
Marriott International, Inc. Class A	579	49,638
McDonald’s Corporation	1,444	266,375
Newell Brands, Inc.	1,034	16,420
	Shares	Value
NIKE, Inc. Class B	18,086	$ 1,773,332
Norwegian Cruise Line Holdings, Ltd.*	381	6,260
NVR, Inc.*	4	13,035
O’Reilly Automotive, Inc.*	106	44,697
PulteGroup, Inc.	555	18,887
Ralph Lauren Corporation	137	9,935
Ross Stores, Inc.	3,338	284,531
Royal Caribbean Cruises, Ltd.	441	22,182
Starbucks Corporation	2,041	150,197
Target Corporation	21,713	2,604,040
Tiffany & Co.	210	25,607
TJX Cos., Inc. (The)	2,117	107,035
Tractor Supply Co.	240	31,630
Ulta Beauty, Inc.*	77	15,663
VF Corporation	646	39,367
Whirlpool Corporation	122	15,803
Yum! Brands, Inc.	520	45,193
		19,190,599
Consumer Staples — 5.8%
Archer-Daniels-Midland Co.	503	20,070
Campbell Soup Co.	310	15,385
Casey’s General Stores, Inc.	8,888	1,328,934
Church & Dwight Co., Inc.	5,382	416,029
Clorox Co. (The)	12,451	2,731,376
Coca-Cola Co. (The)	70,878	3,166,829
Colgate-Palmolive Co.	96,632	7,079,260
Conagra Brands, Inc.	599	21,067
Costco Wholesale Corporation	11,807	3,580,000
Coty, Inc. Class A	1,852	8,278
Estee Lauder Cos., Inc. (The) Class A	10,581	1,996,423
General Mills, Inc.	1,134	69,911
Hershey Co. (The)	41,970	5,440,151
Hormel Foods CorporationΔ	71,319	3,442,568
Ingredion, Inc.	9,811	814,313
J.M. Smucker Co. (The)	250	26,453
Kellogg Co.	581	38,381
Kimberly-Clark Corporation	72,217	10,207,873
Kraft Heinz Co. (The)	1,212	38,651
Kroger Co. (The)	41,864	1,417,096
Lamb Weston Holdings, Inc.	14,238	910,235
McCormick & Co., Inc. (Non-Voting Shares)	9,412	1,688,607
Mondelez International, Inc. Class A	7,903	404,080
Monster Beverage Corporation*	23,508	1,629,575
PepsiCo, Inc.	28,305	3,743,619
Procter & Gamble Co. (The)	65,666	7,851,684
Sprouts Farmers Market, Inc.*	9,702	248,274
Sysco Corporation	4,975	271,933
Tyson Foods, Inc. Class A	450	26,870
Walgreens Boots Alliance, Inc.	1,543	65,408
Walmart, Inc.	92,787	11,114,027
		69,813,360
Energy — 0.4%
Apache Corporation	581	7,844
Baker Hughes Co.	1,062	16,344

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Cabot Oil & Gas Corporation	765	$ 13,143
Chevron Corporation	45,366	4,048,008
Concho Resources, Inc.	317	16,325
ConocoPhillips	1,969	82,737
Devon Energy Corporation	701	7,949
Diamondback Energy, Inc.	209	8,740
EOG Resources, Inc.	1,122	56,841
Exxon Mobil Corporation	7,775	347,698
Halliburton Co.	1,147	14,888
Hess Corporation	364	18,859
Kinder Morgan, Inc.	3,804	57,707
Marathon Oil Corporation	1,211	7,411
Marathon Petroleum Corporation	1,299	48,557
Noble Energy, Inc.	607	5,439
Occidental Petroleum Corporation	1,733	31,714
ONEOK, Inc.	883	29,333
Phillips 66	752	54,069
Pioneer Natural Resources Co.	180	17,586
Valero Energy Corporation	667	39,233
Williams Cos., Inc. (The)	2,719	51,715
		4,982,140
Financials — 5.6%
Aflac, Inc.	56,918	2,050,756
Alleghany Corporation	891	435,824
Allstate Corporation (The)	27,491	2,666,352
American Express Co.	4,735	450,772
American International Group, Inc.	1,388	43,278
Ameriprise Financial, Inc.	17,771	2,666,361
Arthur J. Gallagher & Co.	390	38,021
Assurant, Inc.	75	7,747
Bank of America Corporation	13,985	332,144
Bank of Hawaii Corporation	7,533	462,602
Bank of New York Mellon Corporation (The)	117,930	4,557,994
Berkshire Hathaway, Inc. Class B*	3,137	559,986
BlackRock, Inc.	10,097	5,493,677
Capital One Financial Corporation	592	37,053
Capitol Federal Financial, Inc.	334,100	3,678,441
Cboe Global Markets, Inc.	177	16,511
Charles Schwab Corporation (The)	2,052	69,234
Cincinnati Financial Corporation	358	22,923
Citigroup, Inc.	3,771	192,698
Citizens Financial Group, Inc.	836	21,101
CME Group, Inc.	16,196	2,632,498
Comerica, Inc.	302	11,506
Commerce Bancshares, Inc.	13,418	797,968
Credit Acceptance CorporationΔ*	962	403,088
Discover Financial Services	702	35,163
E*TRADE Financial Corporation	326	16,212
East West Bancorp, Inc.	13,129	475,795
Erie Indemnity Co. Class A	861	165,226
Everest Re Group, Ltd.	3,806	784,797
Fidelity National Financial, Inc.	25,344	777,047
Fifth Third Bancorp	1,381	26,626
First Citizens BancShares, Inc. Class A	249	100,850
First Republic Bank	165	17,488
	Shares	Value
Franklin Resources, Inc.	699	$ 14,658
Goldman Sachs Group, Inc. (The)	545	107,703
Hartford Financial Services Group, Inc. (The)	633	24,402
Huntington Bancshares, Inc.	1,877	16,959
Intercontinental Exchange, Inc.	14,483	1,326,643
Invesco, Ltd.	1,559	16,775
JPMorgan Chase & Co.	31,617	2,973,895
KeyCorp	1,880	22,898
Lincoln National Corporation	388	14,275
M&T Bank Corporation	6,802	707,204
Markel Corporation*	1,365	1,260,127
MarketAxess Holdings, Inc.	74	37,068
Marsh & McLennan Cos., Inc.	79,967	8,586,057
MetLife, Inc.	1,466	53,538
Moody’s Corporation	198	54,397
Morgan Stanley	1,975	95,393
MSCI, Inc.	128	42,729
Nasdaq, Inc.	149	17,801
Northern Trust Corporation	61,971	4,916,779
People’s United Financial, Inc.	674	7,798
PNC Financial Services Group, Inc. (The)	30,183	3,175,553
Principal Financial Group, Inc.	556	23,096
Progressive Corporation (The)	39,465	3,161,541
Prudential Financial, Inc.	758	46,162
Raymond James Financial, Inc.	240	16,519
Regions Financial Corporation	1,185	13,177
Reinsurance Group of America, Inc.	13,420	1,052,665
RenaissanceRe Holdings, Ltd.	2,135	365,149
S&P Global, Inc.	991	326,515
SEI Investments Co.	5,739	315,530
State Street Corporation	9,379	596,035
SVB Financial Group*	3,993	860,611
Synchrony Financial	757	16,775
T. Rowe Price Group, Inc.	24,245	2,994,257
TFS Financial Corporation	6,505	93,087
Travelers Cos., Inc. (The)	17,942	2,046,285
Truist Financial Corporation	2,408	90,420
U.S. Bancorp	12,436	457,894
Unum Group	295	4,894
W.R. Berkley Corporation	6,254	358,292
Wells Fargo & Co.	31,309	801,510
Zions Bancorp NA	159	5,406
		67,166,211
Health Care — 5.3%
Abbott Laboratories	15,091	1,379,770
ABIOMED, Inc.*	2,308	557,520
Agilent Technologies, Inc.	6,618	584,833
Alexion Pharmaceuticals, Inc.*	526	59,038
Align Technology, Inc.*	3,541	971,792
Amgen, Inc.	4,214	993,914
Anthem, Inc.	1,697	446,277
Baxter International, Inc.	1,831	157,649
Becton, Dickinson and Co.	21,684	5,188,331
Biogen, Inc.*	8,412	2,250,631
Bio-Rad Laboratories, Inc. Class A*	99	44,698

See Notes to Financial Statements.

	Shares	Value
Boston Scientific Corporation*	2,122	$ 74,503
Bristol-Myers Squibb Co.	6,392	375,850
Cardinal Health, Inc.	670	34,967
Centene Corporation*	1,047	66,537
Cerner Corporation	20,727	1,420,836
Chemed Corporation	2,596	1,170,978
Cigna Corporation	643	120,659
CVS Health Corporation	2,552	165,803
Danaher Corporation	11,254	1,990,045
DaVita, Inc.*	199	15,749
DENTSPLY SIRONA, Inc.	352	15,509
DexCom, Inc.*	33	13,378
Edwards Lifesciences Corporation*	16,185	1,118,545
Eli Lilly and Co.	23,196	3,808,319
Gilead Sciences, Inc.	2,481	190,888
HCA Healthcare, Inc.	518	50,277
Henry Schein, Inc.*	29,656	1,731,614
Hologic, Inc.*	508	28,956
Humana, Inc.	232	89,958
IDEXX Laboratories, Inc.*	111	36,648
Illumina, Inc.*	2,511	929,949
Incyte Corporation*	414	43,044
Intuitive Surgical, Inc.*	5,791	3,299,886
IQVIA Holdings, Inc.*	930	131,948
Johnson & Johnson	137,193	19,293,452
Laboratory Corporation of America Holdings*	195	32,391
McKesson Corporation	281	43,111
Mettler-Toledo International, Inc.*	2,059	1,658,627
PerkinElmer, Inc.	318	31,193
Quest Diagnostics, Inc.	14,321	1,632,021
Regeneron Pharmaceuticals, Inc.*	545	339,889
ResMed, Inc.	252	48,384
Stryker Corporation	8,775	1,581,167
Teleflex, Inc.	72	26,207
Thermo Fisher Scientific, Inc.	7,957	2,883,139
UnitedHealth Group, Inc.	13,018	3,839,659
Universal Health Services, Inc. Class B	174	16,163
Varian Medical Systems, Inc.*	3,848	471,457
Vertex Pharmaceuticals, Inc.*	687	199,443
Waters Corporation*	639	115,276
West Pharmaceutical Services, Inc.	3,639	826,672
Zimmer Biomet Holdings, Inc.	334	39,866
Zoetis, Inc.	11,928	1,634,613
		64,272,029
Industrials — 5.4%
3M Co.	15,887	2,478,213
A.O. Smith Corporation	278	13,099
Alaska Air Group, Inc.	219	7,941
American Airlines Group, Inc.	534	6,979
AMETEK, Inc.	278	24,845
Boeing Co. (The)	924	169,369
C.H. Robinson Worldwide, Inc.	11,401	901,363
Carrier Global Corporation	1,485	32,997
Caterpillar, Inc.	11,231	1,420,721
Cintas Corporation	4,629	1,232,980
	Shares	Value
Copart, Inc.*	6,132	$ 510,612
CoStar Group, Inc.*	830	589,856
CSX Corporation	1,343	93,661
Cummins, Inc.	1,096	189,893
Deere & Co.	531	83,447
Delta Air Lines, Inc.	1,297	36,381
Dover Corporation	192	18,540
Emerson Electric Co.	172,844	10,721,513
Equifax, Inc.	203	34,892
Expeditors International of Washington, Inc.	24,038	1,827,850
Fastenal Co.	1,061	45,453
FedEx Corporation	5,053	708,532
Flowserve Corporation	291	8,299
Fortive CorporationΔ	3,752	253,860
Fortune Brands Home & Security, Inc.	191	12,211
General Dynamics Corporation	433	64,716
General Electric Co.	15,358	104,895
Honeywell International, Inc.	15,533	2,245,916
Hubbell, Inc.	53,889	6,755,525
Huntington Ingalls Industries, Inc.	90	15,704
IDEX Corporation	1,433	226,471
IHS Markit, Ltd.	500	37,750
Illinois ToolWorks, Inc.	20,463	3,577,956
Ingersoll Rand, Inc.*	380	10,686
J.B. Hunt Transport Services, Inc.	166	19,976
Jacobs Engineering Group, Inc.	178	15,094
Kansas City Southern	154	22,991
L3Harris Technologies, Inc.	371	62,948
Landstar System, Inc.	10,051	1,128,828
Lockheed Martin Corporation	2,462	898,433
Masco Corporation	401	20,134
Norfolk Southern Corporation	38,454	6,751,369
Northrop Grumman Corporation	281	86,391
Old Dominion Freight Line, Inc.	11,409	1,934,852
Otis Worldwide Corporation	742	42,190
PACCAR, Inc.	31,613	2,366,233
Parker-Hannifin Corporation	215	39,403
Raytheon Technologies Corporation	31,730	1,955,203
Republic Services, Inc.	53,328	4,375,562
Robert Half International, Inc.	7,566	399,712
Rockwell Automation, Inc.	3,263	695,019
Rollins, Inc.	37,238	1,578,519
Roper Technologies, Inc.	128	49,697
Snap-on, Inc.	112	15,513
Southwest Airlines Co.	955	32,642
Stanley Black & Decker, Inc.	256	35,681
Teledyne Technologies, Inc.*	2,442	759,340
Textron, Inc.	272	8,952
TransDigm Group, Inc.	70	30,943
Union Pacific Corporation	7,123	1,204,286
United Airlines Holdings, Inc.*	286	9,898
United Parcel Service, Inc. Class B	25,323	2,815,411
United Rentals, Inc.*	123	18,332
Verisk Analytics, Inc.	1,169	198,964
W.W. Grainger, Inc.	55	17,279
Waste Management, Inc.	29,980	3,175,182
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Westinghouse Air Brake Technologies Corporation	214	$ 12,320
Xylem, Inc.	293	19,033
		65,259,456
Information Technology — 7.9%
Adobe, Inc.*	9,409	4,095,832
Advanced Micro Devices, Inc.*	2,002	105,325
Akamai Technologies, Inc.*	15,782	1,690,094
Amphenol Corporation Class A	6,566	629,088
Analog Devices, Inc.	634	77,754
ANSYS, Inc.*	1,329	387,709
Apple, Inc.	15,068	5,496,806
Applied Materials, Inc.	17,868	1,080,121
Arista Networks, Inc.*	84	17,643
Autodesk, Inc.*	1,085	259,521
Automatic Data Processing, Inc.	43,953	6,544,162
Broadcom, Inc.	1,644	518,863
Broadridge Financial Solutions, Inc.	168	21,200
Cadence Design Systems, Inc.*	408	39,152
CDW Corporation	267	31,020
Cisco Systems, Inc.	174,810	8,153,138
Citrix Systems, Inc.	233	34,463
Cognex Corporation	16,412	980,125
Cognizant Technology Solutions Corporation Class A	12,370	702,863
Corning, Inc.	1,462	37,866
DocuSign, Inc.*	6,395	1,101,283
Dropbox, Inc. Class A*	18,164	395,430
DXC Technology Co.	631	10,412
F5 Networks, Inc.*	4,816	671,736
Fidelity National Information Services, Inc.	926	124,167
Fiserv, Inc.*	988	96,449
FleetCor Technologies, Inc.*	152	38,233
FLIR Systems, Inc.	145	5,883
Fortinet, Inc.*	272	37,337
Gartner, Inc.*	125	15,166
Global Payments, Inc.	519	88,033
Hewlett Packard Enterprise Co.	2,988	29,073
HP, Inc.	2,404	41,902
Intel Corporation	63,390	3,792,624
International Business Machines Corporation	8,121	980,773
Intuit, Inc.	12,350	3,657,946
Jack Henry & Associates, Inc.	7,048	1,297,043
Juniper Networks, Inc.	751	17,168
Keysight Technologies, Inc.*	264	26,606
KLA Corporation	325	63,206
Lam Research Corporation	260	84,100
Leidos Holdings, Inc.	268	25,104
Mastercard, Inc. Class A	12,855	3,801,223
Maxim Integrated Products, Inc.	80,243	4,863,528
Microchip Technology, Inc.	397	41,808
Micron Technology, Inc.*	1,913	98,558
Microsoft Corporation	74,278	15,116,316
Motorola Solutions, Inc.	293	41,058
National Instruments Corporation	4,818	186,505
NetApp, Inc.	760	33,721
	Shares	Value
NortonLifeLock, Inc.	1,116	$ 22,130
NVIDIA Corporation	5,435	2,064,811
Oracle Corporation	19,407	1,072,625
Paychex, Inc.	16,138	1,222,453
Paycom Software, Inc.*	108	33,451
PayPal Holdings, Inc.*	3,961	690,125
Qorvo, Inc.*	113	12,490
QUALCOMM, Inc.	1,972	179,866
salesforce.com, Inc.*	20,745	3,886,161
ServiceNow, Inc.*	324	131,239
Skyworks Solutions, Inc.	3,766	481,521
Synopsys, Inc.*	220	42,900
Texas Instruments, Inc.	94,054	11,942,036
VeriSign, Inc.*	180	37,229
Visa, Inc. Class AΔ	20,535	3,966,746
Western Digital Corporation	357	15,762
Western Union Co. (The)	1,340	28,971
Workday, Inc. Class A*	6,057	1,134,840
Xilinx, Inc.	6,280	617,889
Zebra Technologies Corporation Class A*	42	10,750
Zscaler, Inc.*	3,607	394,966
		95,674,097
Materials — 1.0%
Air Products and Chemicals, Inc.	4,747	1,146,211
Albemarle Corporation	215	16,600
Ball Corporation	503	34,953
Celanese Corporation	213	18,390
CF Industries Holdings, Inc.	450	12,663
Corteva, Inc.	1,360	36,434
Dow, Inc.	1,521	61,996
DuPont de Nemours, Inc.	1,360	72,257
Eastman Chemical Co.	225	15,669
Ecolab, Inc.	16,549	3,292,424
FMC Corporation	156	15,541
Freeport-McMoRan, Inc.	1,705	19,727
International Flavors & Fragrances, Inc.	140	17,144
International Paper Co.	998	35,140
Martin Marietta Materials, Inc.	6,080	1,255,946
Newmont Corporation	12,712	784,839
Nucor Corporation	652	26,999
Packaging Corporation of America	26,267	2,621,447
PPG Industries, Inc.	6,306	668,814
Royal Gold, Inc.	1,162	144,460
Sealed Air Corporation	385	12,647
Sherwin-Williams Co. (The)	1,986	1,147,610
Vulcan Materials Co.	148	17,146
		11,475,057
Real Estate — 0.1%
Alexandria Real Estate Equities, Inc. REIT	172	27,907
American Tower Corporation REIT	766	198,042
Apartment Investment and Management Co. Class A REIT	480	18,067
AvalonBay Communities, Inc. REIT	239	36,959
Boston Properties, Inc. REIT	257	23,228

See Notes to Financial Statements.

	Shares	Value
CBRE Group, Inc. Class A*	366	$ 16,550
Crown Castle International Corporation REIT	714	119,488
Digital Realty Trust, Inc. REIT	362	51,444
Equinix, Inc. REIT	151	106,047
Equity Residential REIT	647	38,057
Essex Property Trust, Inc. REIT	71	16,271
Extra Space Storage, Inc. REIT	205	18,936
Federal Realty Investment Trust REIT	105	8,947
Healthpeak Properties, Inc. REIT	1,300	35,828
Host Hotels & Resorts, Inc. REIT	1,318	14,221
Iron Mountain, Inc. REIT	1,187	30,981
Kimco Realty Corporation REIT	1,153	14,804
Mid-America Apartment Communities, Inc. REIT	202	23,163
Prologis, Inc. REIT	1,241	115,823
Public Storage REIT	316	60,637
Realty Income Corporation REIT	702	41,769
Regency Centers Corporation REIT	353	16,199
SBA Communications Corporation REIT	150	44,688
Simon Property Group, Inc. REIT	737	50,396
SL Green Realty Corporation REIT	174	8,576
UDR, Inc. REIT	300	11,214
Ventas, Inc. REIT	882	32,299
Vornado Realty Trust REIT	299	11,425
Welltower, Inc. REIT	697	36,070
Weyerhaeuser Co. REIT	1,607	36,093
		1,264,129
Utilities — 4.5%
AES Corporation (The)	1,420	20,576
Alliant Energy Corporation	300	14,352
Ameren Corporation	30,573	2,151,116
American Electric Power Co., Inc.	12,026	957,751
American Water Works Co., Inc.	12,926	1,663,059
Atmos Energy Corporation	78,566	7,823,602
CenterPoint Energy, Inc.	792	14,787
CMS Energy Corporation	355	20,739
Consolidated Edison, Inc.	18,667	1,342,717
Dominion Energy, Inc.	26,559	2,156,060
DTE Energy Co.	13,361	1,436,308
Duke Energy CorporationΔ	39,123	3,125,536
Edison International	661	35,899
Entergy Corporation	334	31,333
Evergy, Inc.	103,033	6,108,827
Eversource Energy	46,121	3,840,496
Exelon Corporation	6,281	227,937
FirstEnergy Corporation	986	38,237
IDACORP, Inc.	4,963	433,617
NextEra Energy, Inc.	13,993	3,360,699
NiSource, Inc.	539	12,257
NRG Energy, Inc.	488	15,889
ONE Gas, Inc.	88,002	6,780,554
Pinnacle West Capital Corporation	19,630	1,438,683
PPL Corporation	5,186	134,006
Public Service Enterprise Group, Inc.	25,776	1,267,148
	Shares	Value
Sempra Energy	13,622	$ 1,596,907
Southern Co. (The)	2,193	113,707
Spire, Inc.	92,940	6,107,087
WEC Energy Group, Inc.	11,514	1,009,202
Xcel Energy, Inc.	10,724	670,250
		53,949,338
Total Common Stocks (Cost $387,017,440)		484,357,833
FOREIGN COMMON STOCKS — 4.9%
Curacao — 0.0%
Schlumberger, Ltd.	2,511	46,177
France — 0.3%
TOTAL SAΔ	106,423	4,103,504
Ireland — 1.6%
Accenture PLC Class A	17,833	3,829,102
Alkermes PLCΔ*	8,775	170,279
Allegion PLC	156	15,946
Aon PLC Class A	5,570	1,072,782
Eaton Corporation PLC	837	73,221
Johnson Controls International PLC	1,787	61,008
Linde PLC	13,313	2,823,821
Medtronic PLC	121,852	11,173,828
Pentair PLC	294	11,169
Seagate Technology PLC	674	32,628
Trane Technologies PLC	431	38,350
Willis Towers Watson PLC	205	40,375
		19,342,509
Jersey — 0.0%
Amcor PLC	5,182	52,908
Aptiv PLC	496	38,648
		91,556
Netherlands — 0.8%
Akzo Nobel NV	27,200	2,443,666
Koninklijke Ahold Delhaize NV	157,753	4,299,411
LyondellBasell Industries NV Class A	522	34,306
Mylan NV*	3,199	51,440
Unilever NV	45,000	2,399,300
		9,228,123
Switzerland — 1.9%
ABB, Ltd.	41,900	950,415
Chubb, Ltd.	61,083	7,734,329
Garmin, Ltd.	2,465	240,338
Nestle SA	50,900	5,643,315
Roche Holding AG	24,600	8,522,659
TE Connectivity, Ltd.	617	50,316
		23,141,372
United Kingdom — 0.3%
GlaxoSmithKline PLC ADR	85,700	3,495,703
Nielsen Holdings PLC	758	11,264
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
TechnipFMC PLC	1,083	$ 7,408
		3,514,375
Total Foreign Common Stocks (Cost $55,625,304)		59,467,616
PREFERRED STOCKS — 0.7%
Becton Dickinson and Co.
0.00% 06/01/23 CONV*	65,971	3,509,657
Stanley Black & Decker, Inc.
(Step to 10.00% on 05/15/23), 5.00% CONV STEP*	3,635	4,140,300
Wells Fargo & Co.
7.50% 02/27/20 CONV	992	1,286,624
Total Preferred Stocks (Cost $8,493,896)		8,936,581
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Aptiv PLC
0.00% 06/15/23 CONVΔ* (Cost $598,187)	5,940	610,513
MUTUAL FUNDS — 1.0%
iShares Russell 1000 Value ETFΔ (Cost $12,434,078)	111,161	12,518,952

	Par
CORPORATE BONDS — 27.1%
1Life Healthcare, Inc.
3.00%, 06/15/25 144A CONV	$1,713,000	1,839,024
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	4,029,000	5,037,468
0.38%, 09/01/27 144A CONV	1,170,000	1,274,921
Allscripts Healthcare Solutions, Inc.
0.88%, 01/01/27 144A CONV	2,374,000	1,832,739
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	625,000	658,164
Alteryx, Inc.
0.50%, 08/01/24 144A CONV	2,445,000	2,769,848
1.00%, 08/01/26 144A CONV	706,000	808,488
American Airlines Group, Inc.
6.50%, 07/01/25 CONVΔ	4,217,000	3,985,714
American Eagle Outfitters, Inc.
3.75%, 04/15/25 144A CONV	1,041,000	1,485,677
Ares Capital Corporation
3.75%, 02/01/22 CONVΔ	2,830,000	2,791,613
4.63%, 03/01/24 CONV	503,000	492,311
Atlassian, Inc.
0.63%, 05/01/23 CONV	359,000	799,615
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 01/28/25ρΔ^	2,160,000	1,941,084
	Par	Value
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ^	$3,011,000	$3,081,870
Bank of New York Mellon Corporation (The)
(Floating, ICE LIBOR USD 3M + 3.42%), 3.73%, 06/20/20†ρ	798,000	757,134
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 12/31/49^	268,000	279,390
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	5,126,000	6,277,089
Blackline, Inc.
0.13%, 08/01/24 144A CONV	2,520,000	3,219,888
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	5,718,000	5,285,576
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,455,017
Booking Holdings, Inc.
0.75%, 05/01/25 144A CONVΔ	3,658,000	4,537,080
Burlington Stores, Inc.
2.25%, 04/15/25 144A CONV	3,021,000	3,448,320
Charles Schwab Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27ρΔ^	1,119,000	1,103,227
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 12/31/49^	974,000	1,042,979
Chegg, Inc.
0.13%, 03/15/25 CONV	1,944,000	2,758,828
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ^	2,231,000	2,233,630
Coherus Biosciences, Inc.
1.50%, 04/15/26 144A CONV	1,260,000	1,410,697
CONMED Corporation
2.63%, 02/01/24 CONV	1,491,000	1,567,908
Coupa Software, Inc.
0.38%, 06/15/26 144A CONV	1,797,000	2,084,090
Datadog, Inc.
0.13%, 06/15/25 144A CONV	2,601,000	3,083,624
DexCom, Inc.
0.75%, 12/01/23 CONV	555,000	1,378,166
0.25%, 11/15/25 144A CONVΔ	3,231,000	3,323,856
DISH Network Corporation
3.38%, 08/15/26 CONV	6,474,000	5,963,296
DocuSign, Inc.
0.50%, 09/15/23 CONV	323,000	786,765
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	2,196,000	2,152,261

See Notes to Financial Statements.

	Par	Value
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρ^	$2,800,000	$2,800,609
Enphase Energy, Inc.
0.25%, 03/01/25 144A CONV	1,624,000	1,482,339
Envestnet, Inc.
1.75%, 06/01/23 CONV	1,357,000	1,676,057
Envista Holdings Corporation
2.38%, 06/01/25 144A CONV	823,000	1,003,810
Etsy, Inc.
0.13%, 10/01/26 144A CONV	3,570,000	4,885,672
Euronet Worldwide, Inc.
0.75%, 03/15/49 CONV	2,040,000	1,982,625
Exact Sciences Corporation
1.00%, 01/15/25 CONV	1,713,000	2,346,709
0.38%, 03/15/27 CONVΔ	2,352,000	2,448,319
Extra Space Storage LP REIT
3.13%, 10/01/35 144A CONV	2,629,000	2,810,351
FireEye, Inc.
0.88%, 06/01/24 CONV	2,642,000	2,403,000
Five9, Inc.
0.50%, 06/01/25 144A CONV	2,107,000	2,266,342
Fortive Corporation
0.88%, 02/15/22 CONV	2,703,000	2,668,391
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,617,000	2,051,713
Glaukos Corporation
2.75%, 06/15/27 144A CONV	849,000	817,886
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	1,416,000	1,170,638
Guess?, Inc.
2.00%, 04/15/24 CONV	1,639,000	1,108,374
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	2,089,000	2,062,888
HubSpot, Inc.
0.38%, 06/01/25 144A CONV	1,211,000	1,298,798
IAC Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	2,375,000	3,083,972
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	1,587,000	2,048,222
II-VI, Inc.
0.25%, 09/01/22 CONV	560,000	665,189
Illumina, Inc.
0.50%, 06/15/21 CONV	620,000	925,362
0.00%, 08/15/23Ω CONV	2,981,000	3,267,058
Inphi Corporation
0.75%, 04/15/25 144A CONVΔ	1,086,000	1,308,710
	Par	Value
Insight Enterprises, Inc.
0.75%, 02/15/25 144A CONV	$2,749,000	$2,601,624
Insulet Corporation
1.38%, 11/15/24 CONV	2,000	4,243
0.38%, 09/01/26 144A CONV	3,103,000	3,403,784
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 144A CONV	1,738,000	1,588,654
InterDigital, Inc.
2.00%, 06/01/24 144A CONV	1,042,000	1,036,113
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 144A CONV	1,179,000	1,154,757
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 144A CONV	771,000	798,729
1.50%, 06/15/26 144A CONV	746,000	772,769
J2 Global, Inc.
1.75%, 11/01/26 144A CONV	3,387,000	2,865,375
3.25%, 06/15/29 CONV	983,000	1,075,056
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	282,000	258,898
2.00%, 06/15/26 144A CONV	3,996,000	4,047,532
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 4.23%, 07/30/20†ρ	1,397,000	1,274,402
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	4,279,000	4,096,572
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ^	2,505,000	2,238,844
KBR, Inc.
2.50%, 11/01/23 CONVΔ	2,298,000	2,592,730
Liberty Interactive LLC
1.75%, 09/30/46 144A CONV	1,877,000	2,842,414
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,231,000	1,340,976
Liberty Media Corporation
1.38%, 10/15/23 CONV	636,000	670,598
2.13%, 03/31/48 144A CONV	4,651,000	4,542,580
Live Nation Entertainment, Inc.
2.50%, 03/15/23 CONV	3,657,000	3,718,712
2.00%, 02/15/25 144A CONV	1,676,000	1,442,408
Livongo Health, Inc.
0.88%, 06/01/25 144A CONV	2,325,000	2,777,617
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONV	596,000	870,160
0.50%, 12/15/26 144A CONV	3,147,000	3,320,085
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Macquarie Infrastructure Corporation
2.00%, 10/01/23 CONV	$2,384,000	$2,067,962
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	4,328,000	4,006,650
Meritor, Inc.
3.25%, 10/15/37 CONVΔ	2,514,000	2,510,621
Microchip Technology, Inc.
1.63%, 02/15/27 CONV	5,976,000	8,829,821
National Vision Holdings, Inc.
2.50%, 05/15/25 144A CONV	1,331,000	1,594,622
NCL Corporation, Ltd.
6.00%, 05/15/24 144A CONV	683,000	912,746
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	838,000	1,401,745
New Relic, Inc.
0.50%, 05/01/23 CONV	4,051,000	3,924,387
NextEra Energy Partners LP
1.50%, 09/15/20 144A CONV	2,707,000	2,784,718
Nuance Communications, Inc.
1.00%, 12/15/35 CONV	1,647,000	1,949,214
NuVasive, Inc.
1.00%, 06/01/23 144A CONV	4,071,000	3,959,967
Okta, Inc.
0.38%, 06/15/26 144A CONV	4,005,000	4,343,338
ON Semiconductor Corporation
1.63%, 10/15/23 CONV	4,114,000	5,002,665
OSI Systems, Inc.
1.25%, 09/01/22 CONV	882,000	848,374
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	4,325,000	4,634,138
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,564,225
Pegasystems, Inc.
0.75%, 03/01/25 144A CONV	3,041,000	3,120,254
Pioneer Natural Resources Co.
0.25%, 05/15/25 144A CONV	2,264,000	2,682,357
Plains All American Pipeline LP
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22ρ^	1,386,000	990,688
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23ρ^	603,000	597,266
Proofpoint, Inc.
0.25%, 08/15/24 144A CONV	2,444,000	2,405,837
	Par	Value
Pure Storage, Inc.
0.13%, 04/15/23 CONV	$3,012,000	$2,968,627
Q2 Holdings, Inc.
0.75%, 06/01/26 CONV	1,069,000	1,219,223
Rapid7, Inc.
2.25%, 05/01/25 144A CONV	2,507,000	2,714,393
RealPage, Inc.
1.50%, 05/15/25 CONV	1,718,000	1,855,821
Repligen Corporation
0.38%, 07/15/24 CONV	473,000	595,081
RH
1.14%, 06/15/23Ω CONV	1,277,000	1,789,791
RingCentral, Inc.
0.00%, 03/01/25 144AΩ CONVΔ	4,154,000	4,468,420
Sabre GLBL, Inc.
4.00%, 04/15/25 144A CONV	652,000	834,497
Sailpoint Technologies Holdings, Inc.
0.13%, 09/15/24 144A CONVΔ	2,550,000	2,877,273
Silicon Laboratories, Inc.
0.63%, 06/15/25 144A CONV	4,183,000	4,512,068
Slack Technologies, Inc.
0.50%, 04/15/25 144A CONV	1,793,000	2,216,596
Snap, Inc.
0.75%, 08/01/26 144A CONV	2,943,000	3,687,947
Southwest Airlines Co.
1.25%, 05/01/25 CONV	2,219,000	2,676,183
Splunk, Inc.
0.50%, 09/15/23 CONV	775,000	1,118,887
1.13%, 06/15/27 144A CONV	3,389,000	3,627,432
Square, Inc.
0.50%, 05/15/23 CONV	1,040,000	1,549,399
0.13%, 03/01/25 144A CONV	2,152,000	2,448,615
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23 CONV	4,485,000	4,308,291
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONV	1,007,000	891,262
Tabula Rasa HealthCare, Inc.
1.75%, 02/15/26 144A CONV	891,000	916,271
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	1,209,000	1,414,374
Teladoc Health, Inc.
1.25%, 06/01/27 144A CONV	1,705,000	1,892,314
Twilio, Inc.
0.25%, 06/01/23 CONV	244,000	758,296
Twitter, Inc.
0.25%, 06/15/24 CONV	3,088,000	2,916,749
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	3,536,000	3,573,527

See Notes to Financial Statements.

	Par	Value
Varonis Systems, Inc.
1.25%, 08/15/25 144A CONV	$2,064,000	$ 2,413,178
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	755,000	707,993
Wayfair, Inc.
1.00%, 08/15/26 144A CONV	1,611,000	2,352,137
Western Digital Corporation
1.50%, 02/01/24 CONV	1,381,000	1,305,092
Workday, Inc.
0.25%, 10/01/22 CONV	2,219,000	3,061,080
Workiva, Inc.
1.13%, 08/15/26 144A CONV	1,370,000	1,259,852
Zendesk, Inc.
0.63%, 06/15/25 144A CONV	3,416,000	3,661,008
Zillow Group, Inc.
2.75%, 05/15/25 CONV	4,121,000	4,812,133
Zscaler, Inc.
0.13%, 07/01/25 144A CONV	1,358,000	1,393,865
Zynga, Inc.
0.25%, 06/01/24 CONV	3,224,000	4,182,276
Total Corporate Bonds (Cost $306,273,633)		325,977,569
FOREIGN BONDS — 1.3%
France — 0.8%
Cie Generale des Etablissements Michelin SCA
0.62%, 01/10/22Ω CONV	1,400,000	1,374,681
TOTAL SA
0.50%, 12/02/22 CONV	3,000,000	2,966,085
Valeo SA
1.34%, 06/16/21Ω CONV	1,200,000	1,175,640
Vinci SA
0.38%, 02/16/22 CONVΔ	3,200,000	3,724,768
		9,241,174
Israel — 0.2%
CyberArk Software, Ltd.
0.02%, 11/15/24 144AΩ CONV	2,292,000	2,142,951
Wix.com, Ltd.
0.00%, 07/01/23Ω CONVΔ	540,000	1,004,738
		3,147,689
Netherlands — 0.3%
STMicroelectronics NV
0.25%, 07/03/24 CONV	2,200,000	3,240,380
Total Foreign Bonds (Cost $14,487,932)		15,629,243

Shares
EQUITY-LINKED SECURITIES — 1.1%
Berkshire Hathaway, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 08/21/20 144A†††	8,900	1,570,672
	Shares	Value
Berkshire Hathaway, Inc., Issued by Wells Fargo Bank, Maturity Date 07/09/20 144A CONV†††	6,800	$ 1,224,272
Berkshire Hathaway, Inc., Issued by Wells Fargo Bank, Maturity Date 07/30/20 144A CONV†††	7,900	1,402,013
Cerner Corporation, Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 12/18/20 144A†††	16,400	1,117,988
Cerner Corporation, Issued by Merrill Lynch International & Co. CV, Maturity Date 12/03/20 144A†††	8,700	604,998
Charles Schwab Corporation (The), Issued by UBS AG, Maturity Date 10/20/20 144A†††	27,900	981,801
Emerson Electric Co., Issued by Credit Suisse AG, Maturity Date 11/02/20 144A†††	19,600	1,116,063
Hologic, Inc., Issued by Morgan Stanley BV, Maturity Date 07/16/20 144A†††	6,200	340,690
Hologic, Inc., Issued by Royal Bank of Canada, Maturity Date 08/04/20 144A CONV†††	23,100	1,262,184
Martin Marietta Minerals, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 09/01/20 144A†††	4,005	817,200
Martin Marietta Minerals, Inc., Issued by Credit Suisse AG, Maturity Date 10/08/2020 144A†††	2,800	571,371
Martin Marietta Minerals, Inc., Issued by Morgan Stanley BV, Maturity Date 09/14/20 144A†††	800	159,804
Martin Marietta Minerals, Inc., Issued by Morgan Stanley BV, Maturity Date 11/10/20 144A†††	2,800	534,030
Martin Marietta Minerals, Inc., Issued by Royal Bank of Canada, Maturity Date 08/21/20 144A CONV†††	3,400	708,730
Raytheon Co., Issued by Goldman Sachs International, Maturity Date 08/31/20 144A†††	3,400	495,397
Total Equity-Linked Securities (Cost $13,927,952)		12,907,213
RIGHTS — 0.0%
T-Mobile US, Inc.* (Cost $—)	7,153	1,202
MONEY MARKET FUNDS — 8.5%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	62,758,246	62,758,246
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	35,669,941	35,669,941
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	3,480,269	3,480,269
Total Money Market Funds (Cost $101,908,456)		101,908,456

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
U.S. TREASURY OBLIGATIONS — 18.0%
U.S. Treasury Bills
1.87%, 07/16/20Ω	$41,639,000	$ 41,636,961
0.21%, 09/24/20Ω	850,000	849,729
1.58%, 10/08/20Ω	37,970,000	37,954,860
0.17%, 12/17/20Ω	3,300,000	3,297,812
0.21%, 12/31/20Ω	825,000	824,308
0.19%, 02/25/21Ω	825,000	824,178
0.18%, 03/25/21Ω	15,000,000	14,982,756
0.16%, 04/22/21Ω	28,225,000	28,189,151
0.17%, 05/20/21Ω	9,065,000	9,052,190
U.S. Treasury Notes
1.38%, 08/31/20	34,300,000	34,368,448
1.38%, 10/31/20	30,957,300	31,079,827
2.00%, 11/30/20	13,314,000	13,412,295
Total U.S. Treasury Obligations (Cost $215,966,951)		216,472,515
TOTAL INVESTMENTS — 102.8% (Cost $1,116,733,829)		1,238,787,693

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
S&P 500®, Strike Price $3,200.00, Expires 07/10/20 (MSCS)	(11)	$(3,410,319)	(9,724)
S&P 500®, Strike Price $3,200.00, Expires 07/13/20 (MSCS)	(12)	(3,720,348)	(13,584)
S&P 500®, Strike Price $3,200.00, Expires 07/24/20 (MSCS)	(22)	(6,820,638)	(57,090)
S&P 500®, Strike Price $3,200.00, Expires 07/27/20 (MSCS)	(11)	(3,410,319)	(30,690)
S&P 500®, Strike Price $3,225.00, Expires 07/22/20 (MSCS)	(11)	(3,410,319)	(17,930)
S&P 500®, Strike Price $3,225.00, Expires 07/29/20 (MSCS)	(11)	(3,410,319)	(25,795)
S&P 500®, Strike Price $3,275.00, Expires 07/20/20 (MSCS)	(11)	(3,410,319)	(7,535)
S&P 500®, Strike Price $3,295.00, Expires 07/17/20 (MSCS)	(11)	(3,410,319)	(5,060)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,300.00, Expires 07/15/20 (MSCS)	(11)	$ (3,410,319)	$ (3,465)
			(170,873)
Put Options — (0.1)%
S&P 500®, Strike Price $2,750.00, Expires 07/13/20 (MSCS)	(67)	(20,771,943)	(29,145)
S&P 500®, Strike Price $2,755.00, Expires 07/10/20 (MSCS)	(65)	(20,151,885)	(22,425)
S&P 500®, Strike Price $2,780.00, Expires 07/24/20 (MSCS)	(63)	(19,531,827)	(100,170)
S&P 500®, Strike Price $2,790.00, Expires 07/27/20 (MSCS)	(63)	(19,531,827)	(114,660)
S&P 500®, Strike Price $2,825.00, Expires 07/22/20 (MSCS)	(63)	(19,531,827)	(108,990)
S&P 500®, Strike Price $2,850.00, Expires 07/29/20 (MSCS)	(63)	(19,531,827)	(174,825)
S&P 500®, Strike Price $2,870.00, Expires 07/15/20 (MSCS)	(63)	(19,531,827)	(86,310)
S&P 500®, Strike Price $2,880.00, Expires 07/20/20 (MSCS)	(63)	(19,531,827)	(130,410)
S&P 500®, Strike Price $2,895.00, Expires 07/17/20 (MSCS)	(57)	(17,671,653)	(116,280)
S&P 500®, Strike Price $2,980.00, Expires 07/08/20 (MSCS)	(57)	(17,671,653)	(81,225)
S&P 500®, Strike Price $3,020.00, Expires 07/02/20 (MSCS)	(66)	(20,461,914)	(46,200)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $3,030.00, Expires 07/06/20 (MSCS)	(57)	$(17,671,653)	$ (90,345)
			(1,100,985)
Total Written Options (Premiums received $(2,780,078))			(1,271,858)
Liabilities in Excess of Other Assets — (2.7)%			(32,975,914)
NET ASSETS — 100.0%			$1,204,539,921
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	27.1
U.S. Treasury Obligations	18.0
Money Market Funds	8.5
Information Technology	8.2
Health Care	7.5
Consumer Staples	6.9
Financials	6.4
Industrials	5.8
Utilities	4.5
Communication Services	2.6
Consumer Discretionary	1.6
Materials	1.5
Foreign Bonds	1.3
Equity-Linked Securities	1.1
Mutual Funds	1.0
Energy	0.7
Real Estate	0.1
Rights	—**
Written Options	(0.1)
102.7
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2020	(155)	$(23,949,050)	$(704,814)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/20	U.S. Dollars	10,883,209	Euro	9,643,277	CS	$26,309
09/30/20	U.S. Dollars	2,845,521	British Pounds	2,280,248	JPM	18,519
09/30/20	U.S. Dollars	14,081,355	Swiss Francs	13,303,571	UBS	379
09/30/20	Swiss Francs	363,947	U.S. Dollars	384,855	UBS	359
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$45,566
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 484,357,833	$484,357,833	$ —	$ —
Corporate Bonds	325,977,569	—	325,977,569	—
Equity-Linked Securities	12,907,213	—	3,372,927	9,534,286
Foreign Bonds	15,629,243	—	15,629,243	—
Foreign Common Stocks:
France	4,103,504	—	4,103,504	—
Netherlands	9,228,123	85,746	9,142,377	—
Switzerland	23,141,372	8,024,983	15,116,389	—
Other ^^	22,994,617	22,994,617	—	—
Total Foreign Common Stocks	59,467,616	31,105,346	28,362,270	—
Foreign Preferred Stock	610,513	610,513	—	—
Money Market Funds	101,908,456	101,908,456	—	—
Mutual Funds	12,518,952	12,518,952	—	—
Preferred Stocks	8,936,581	8,936,581	—	—
Rights	1,202	—	1,202	—
U.S. Treasury Obligations	216,472,515	—	216,472,515	—
Total Assets - Investments in Securities	$1,238,787,693	$639,437,681	$589,815,726	$9,534,286
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 45,566	$ —	$ 45,566	$ —
Total Assets - Other Financial Instruments	$ 45,566	$ —	$ 45,566	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (170,873)	$ (170,873)	$ —	$ —
Put Options	(1,100,985)	(1,100,985)	—	—
Total Written Options	(1,271,858)	(1,271,858)	—	—
Total Liabilities - Investments in Securities	$ (1,271,858)	$ (1,271,858)	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ (704,814)	$ (704,814)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (704,814)	$ (704,814)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2020.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 93.5%
Communication Services — 10.4%
Activision Blizzard, Inc.	58,450	$ 4,436,355
Alphabet, Inc. Class A*	22,635	32,097,562
Alphabet, Inc. Class C*	24,147	34,134,441
AT&T, Inc.	580,816	17,558,068
CenturyLink, Inc.Δ	121,774	1,221,393
Charter Communications, Inc. Class A*	13,277	6,771,801
Comcast Corporation Class A	365,905	14,262,977
Discovery, Inc. Class AΔ*	27,796	586,496
Discovery, Inc. Class C*	15,921	306,638
DISH Network Corporation Class A*	18,408	635,260
Electronic Arts, Inc.*	25,211	3,329,112
Facebook, Inc. Class A*	187,870	42,659,641
Fox Corporation Class AΔ	31,129	834,880
Fox Corporation Class B	9,099	244,217
Interpublic Group of Cos., Inc. (The)	47,139	808,905
Live Nation Entertainment, Inc.*	10,940	484,970
Netflix, Inc.*	34,494	15,696,150
News Corporation Class A	13,865	164,439
News Corporation Class BΔ	13,984	167,109
Omnicom Group, Inc.	24,095	1,315,587
Take-Two Interactive Software, Inc.*	10,102	1,409,936
T-Mobile US, Inc.Δ*	23,800	2,478,770
Twitter, Inc.*	52,713	1,570,320
Verizon Communications, Inc.	331,314	18,265,341
ViacomCBS, Inc. Class BΔ	34,540	805,473
Walt Disney Co. (The)	142,641	15,905,898
		218,151,739
Consumer Discretionary — 10.2%
Advance Auto Parts, Inc.	6,948	989,743
Amazon.com, Inc.*	32,591	89,912,703
AutoZone, Inc.*	2,011	2,268,649
Best Buy Co., Inc.	15,833	1,381,746
Booking Holdings, Inc.*	3,419	5,444,210
BorgWarner, Inc.	6,279	221,649
CarMax, Inc.*	16,274	1,457,337
Carnival CorporationΔ	37,542	616,440
Chipotle Mexican Grill, Inc.*	1,816	1,911,086
D.R. Horton, Inc.	20,166	1,118,205
Darden Restaurants, Inc.	9,727	737,015
Dollar General Corporation	23,558	4,488,035
Dollar Tree, Inc.*	18,243	1,690,761
Domino’s Pizza, Inc.Δ	3,030	1,119,403
eBay, Inc.	59,500	3,120,775
Expedia Group, Inc.	10,462	859,976
Ford Motor Co.	395,246	2,403,096
Gap, Inc. (The)	36,887	465,514
General Motors Co.	106,950	2,705,835
Genuine Parts Co.	12,313	1,070,738
H&R Block, Inc.Δ	32,961	470,683
Hanesbrands, Inc.	14,216	160,499
Hasbro, Inc.	10,784	808,261
Hilton Worldwide Holdings, Inc.	25,822	1,896,626
Home Depot, Inc. (The)	82,780	20,737,218
Kohl’s Corporation	15,822	328,623
	Shares	Value
L Brands, Inc.Δ	34,382	$ 514,698
Leggett & Platt, Inc.	4,991	175,434
Lennar Corporation Class A	21,185	1,305,420
LKQ Corporation*	18,658	488,840
Lowe’s Cos., Inc.	58,190	7,862,633
Marriott International, Inc. Class A	24,143	2,069,779
McDonald’s Corporation	61,562	11,356,342
Mohawk Industries, Inc.*	2,387	242,901
Newell Brands, Inc.	39,118	621,194
NIKE, Inc. Class B	94,490	9,264,744
Norwegian Cruise Line Holdings, Ltd.Δ*	15,478	254,304
NVR, Inc.*	266	866,827
O’Reilly Automotive, Inc.*	5,716	2,410,266
PulteGroup, Inc.	11,415	388,452
PVH Corporation	2,959	142,180
Ralph Lauren Corporation	2,058	149,246
Ross Stores, Inc.	25,592	2,181,462
Royal Caribbean Cruises, Ltd.Δ	15,182	763,655
Starbucks Corporation	94,517	6,955,506
Tapestry, Inc.	24,199	321,363
Target Corporation	41,380	4,962,703
Tiffany & Co.	9,641	1,175,623
TJX Cos., Inc. (The)	90,590	4,580,230
Tractor Supply Co.	7,490	987,107
Ulta Beauty, Inc.*	3,840	781,133
Under Armour, Inc. Class AΔ*	20,379	198,491
Under Armour, Inc. Class C*	9,410	83,184
VF Corporation	27,573	1,680,299
Whirlpool Corporation	2,806	363,461
Yum! Brands, Inc.	25,974	2,257,400
		213,789,703
Consumer Staples — 6.8%
Archer-Daniels-Midland Co.	58,262	2,324,654
Campbell Soup Co.	28,952	1,436,888
Church & Dwight Co., Inc.	27,416	2,119,257
Clorox Co. (The)	12,213	2,679,166
Coca-Cola Co. (The)	369,705	16,518,419
Colgate-Palmolive Co.	85,113	6,235,378
Conagra Brands, Inc.	41,499	1,459,520
Costco Wholesale Corporation	33,471	10,148,742
Coty, Inc. Class A	45,699	204,274
Estee Lauder Cos., Inc. (The) Class A	18,085	3,412,278
General Mills, Inc.	62,909	3,878,340
Hershey Co. (The)	15,496	2,008,591
Hormel Foods CorporationΔ	43,964	2,122,142
J.M. Smucker Co. (The)	15,075	1,595,086
Kellogg Co.	29,100	1,922,346
Kimberly-Clark Corporation	31,736	4,485,883
Kraft Heinz Co. (The)	75,933	2,421,503
Kroger Co. (The)	64,489	2,182,953
Lamb Weston Holdings, Inc.	17,029	1,088,664
McCormick & Co., Inc. (Non-Voting Shares)	12,700	2,278,507
Mondelez International, Inc. Class A	133,352	6,818,288
Monster Beverage Corporation*	46,680	3,235,858
PepsiCo, Inc.	130,365	17,242,075

See Notes to Financial Statements.

	Shares	Value
Procter & Gamble Co. (The)	206,021	$ 24,633,931
Sysco Corporation	37,870	2,069,974
Tyson Foods, Inc. Class A	35,391	2,113,197
Walgreens Boots Alliance, Inc.	61,239	2,595,921
Walmart, Inc.	111,926	13,406,496
		142,638,331
Energy — 2.6%
Apache Corporation	23,559	318,047
Archrock, Inc.	13	84
Baker Hughes Co.	33,215	511,179
Cabot Oil & Gas Corporation	29,892	513,545
Chevron Corporation	148,265	13,229,686
Concho Resources, Inc.	15,869	817,253
ConocoPhillips	89,387	3,756,042
Devon Energy Corporation	38,557	437,236
Diamondback Energy, Inc.	10,890	455,420
EOG Resources, Inc.	40,407	2,047,019
Exterran Corporation*	6	32
Exxon Mobil Corporation	332,330	14,861,798
Halliburton Co.	74,621	968,581
Hess Corporation	18,891	978,743
HollyFrontier Corporation	10,771	314,513
Kinder Morgan, Inc.	146,006	2,214,911
Marathon Oil Corporation	69,854	427,506
Marathon Petroleum Corporation	50,234	1,877,747
National Oilwell Varco, Inc.	32,684	400,379
Noble Energy, Inc.	40,915	366,598
Occidental Petroleum CorporationΔ	79,090	1,447,347
ONEOK, Inc.Δ	35,809	1,189,575
Phillips 66	31,961	2,297,996
Pioneer Natural Resources Co.	11,479	1,121,498
Valero Energy Corporation	31,110	1,829,890
Williams Cos., Inc. (The)	96,309	1,831,797
		54,214,422
Financials — 9.4%
Aflac, Inc.	66,659	2,401,724
Allstate Corporation (The)	28,840	2,797,192
American Express Co.	47,721	4,543,039
American International Group, Inc.	67,569	2,106,801
Ameriprise Financial, Inc.	10,894	1,634,536
Arthur J. Gallagher & Co.	15,093	1,471,417
Assurant, Inc.	2,341	241,802
Bank of America Corporation	683,906	16,242,767
Bank of New York Mellon Corporation (The)	72,967	2,820,175
Berkshire Hathaway, Inc. Class B*	156,738	27,979,300
BlackRock, Inc.	12,151	6,611,238
Capital One Financial Corporation	34,907	2,184,829
Cboe Global Markets, Inc.	8,664	808,178
Charles Schwab Corporation (The)Δ	92,054	3,105,902
Cincinnati Financial Corporation	10,988	703,562
Citigroup, Inc.	179,525	9,173,727
Citizens Financial Group, Inc.	37,570	948,267
CME Group, Inc.	28,081	4,564,286
Comerica, Inc.	10,547	401,841
Discover Financial Services	17,665	884,840
E*TRADE Financial Corporation	10,478	521,071
	Shares	Value
Everest Re Group, Ltd.	3,173	$ 654,273
Fifth Third Bancorp	52,084	1,004,179
First Republic Bank	11,885	1,259,691
Franklin Resources, Inc.Δ	23,495	492,690
Globe Life, Inc.	4,186	310,727
Goldman Sachs Group, Inc. (The)	27,330	5,400,955
Hartford Financial Services Group, Inc. (The)	28,747	1,108,197
Huntington Bancshares, Inc.	83,830	757,404
Intercontinental Exchange, Inc.	43,068	3,945,029
Invesco, Ltd.	43,478	467,823
JPMorgan Chase & Co.	250,114	23,525,723
KeyCorp	64,549	786,207
Lincoln National Corporation	19,455	715,749
Loews Corporation	12,502	428,694
M&T Bank Corporation	10,059	1,045,834
MarketAxess Holdings, Inc.	2,840	1,422,613
Marsh & McLennan Cos., Inc.	39,915	4,285,673
MetLife, Inc.	79,589	2,906,590
Moody’s Corporation	11,483	3,154,725
Morgan Stanley	104,741	5,058,990
MSCI, Inc.	5,076	1,694,470
Nasdaq, Inc.	9,140	1,091,956
Northern Trust Corporation	16,617	1,318,393
People’s United Financial, Inc.	11,480	132,824
PNC Financial Services Group, Inc. (The)	34,137	3,591,554
Principal Financial Group, Inc.	22,421	931,368
Progressive Corporation (The)	45,104	3,613,281
Prudential Financial, Inc.	36,128	2,200,195
Raymond James Financial, Inc.	9,228	635,163
Regions Financial Corporation	83,579	929,398
S&P Global, Inc.	17,423	5,740,530
State Street Corporation	30,870	1,961,788
SVB Financial Group*	2,215	477,399
Synchrony Financial	55,655	1,233,315
T. Rowe Price Group, Inc.	15,490	1,913,015
Travelers Cos., Inc. (The)	21,004	2,395,506
Truist Financial Corporation	104,234	3,913,987
U.S. Bancorp	117,801	4,337,433
Unum Group	8,642	143,371
W.R. Berkley Corporation	11,267	645,486
Wells Fargo & Co.	318,305	8,148,608
Zions Bancorp NA	7,446	253,164
		198,180,464
Health Care — 13.5%
Abbott Laboratories	143,145	13,087,747
ABIOMED, Inc.*	6,766	1,634,395
Agilent Technologies, Inc.	32,843	2,902,336
Alexion Pharmaceuticals, Inc.*	24,651	2,766,828
Align Technology, Inc.*	8,080	2,217,475
Amgen, Inc.	55,832	13,168,536
Anthem, Inc.	21,194	5,573,598
Baxter International, Inc.	41,154	3,543,359
Becton, Dickinson and Co.	21,279	5,091,426
Biogen, Inc.*	18,945	5,068,735
Bio-Rad Laboratories, Inc. Class A*	1,690	763,018
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Boston Scientific Corporation*	120,221	$ 4,220,959
Bristol-Myers Squibb Co.	237,755	13,979,994
Cardinal Health, Inc.	27,527	1,436,634
Centene Corporation*	58,326	3,706,617
Cerner Corporation	28,126	1,928,037
Cigna Corporation	29,323	5,502,461
CVS Health Corporation	104,298	6,776,241
Danaher Corporation	49,319	8,721,079
DaVita, Inc.*	13,768	1,089,600
DENTSPLY SIRONA, Inc.	26,241	1,156,178
DexCom, Inc.*	7,150	2,898,610
Edwards Lifesciences Corporation*	57,327	3,961,869
Eli Lilly and Co.	106,010	17,404,722
Gilead Sciences, Inc.	142,431	10,958,641
HCA Healthcare, Inc.	23,088	2,240,921
Henry Schein, Inc.*	11,738	685,382
Hologic, Inc.*	29,305	1,670,385
Humana, Inc.	11,904	4,615,776
IDEXX Laboratories, Inc.*	8,626	2,847,960
Illumina, Inc.*	12,688	4,699,001
Incyte Corporation*	27,837	2,894,213
Intuitive Surgical, Inc.*	9,533	5,432,189
IQVIA Holdings, Inc.*	15,811	2,243,265
Johnson & Johnson	236,810	33,302,590
Laboratory Corporation of America Holdings*	7,436	1,235,194
McKesson Corporation	16,930	2,597,401
Mettler-Toledo International, Inc.*	2,501	2,014,681
PerkinElmer, Inc.	11,320	1,110,379
Quest Diagnostics, Inc.	16,017	1,825,297
Regeneron Pharmaceuticals, Inc.*	9,873	6,157,296
ResMed, Inc.	11,820	2,269,440
Stryker Corporation	26,037	4,691,607
Teleflex, Inc.	4,060	1,477,759
Thermo Fisher Scientific, Inc.	34,174	12,382,607
UnitedHealth Group, Inc.	74,142	21,868,183
Universal Health Services, Inc. Class B	9,989	927,878
Varian Medical Systems, Inc.Δ*	9,565	1,171,904
Vertex Pharmaceuticals, Inc.*	29,389	8,531,921
Waters Corporation*	6,921	1,248,548
West Pharmaceutical Services, Inc.	5,815	1,320,994
Zimmer Biomet Holdings, Inc.	21,341	2,547,262
Zoetis, Inc.	78,966	10,821,501
		284,390,629
Industrials — 7.2%
3M Co.	48,160	7,512,478
A.O. Smith Corporation	16,217	764,145
Alaska Air Group, Inc.	10,021	363,361
American Airlines Group, Inc.Δ	38,478	502,907
AMETEK, Inc.	16,745	1,496,501
Boeing Co. (The)	41,191	7,550,310
C.H. Robinson Worldwide, Inc.	12,459	985,009
Carrier Global Corporation	63,362	1,407,904
Caterpillar, Inc.	44,540	5,634,310
Cintas Corporation	6,438	1,714,826
	Shares	Value
Copart, Inc.*	11,178	$ 930,792
CSX Corporation	65,253	4,550,744
Cummins, Inc.	10,680	1,850,417
Deere & Co.	24,563	3,860,075
Delta Air Lines, Inc.	56,365	1,581,038
Dover Corporation	13,712	1,324,031
Emerson Electric Co.	55,944	3,470,206
Equifax, Inc.	8,312	1,428,667
Expeditors International of Washington, Inc.	6,818	518,441
Fastenal Co.	36,004	1,542,411
FedEx Corporation	21,581	3,026,088
Flowserve Corporation	4,858	138,550
Fortive CorporationΔ	28,093	1,900,772
Fortune Brands Home & Security, Inc.	18,870	1,206,359
General Dynamics Corporation	20,407	3,050,030
General Electric Co.	659,185	4,502,234
Honeywell International, Inc.	55,553	8,032,408
Howmet Aerospace, Inc.	16,474	261,113
Huntington Ingalls Industries, Inc.	2,805	489,444
IDEX Corporation	5,716	903,357
IHS Markit, Ltd.	29,494	2,226,797
Illinois ToolWorks, Inc.	22,337	3,905,624
Ingersoll Rand, Inc.*	14,300	402,116
J.B. Hunt Transport Services, Inc.	3,269	393,391
Jacobs Engineering Group, Inc.	4,647	394,066
Kansas City Southern	10,006	1,493,796
L3Harris Technologies, Inc.	16,801	2,850,626
Lockheed Martin Corporation	19,185	7,000,990
Masco Corporation	31,887	1,601,046
Norfolk Southern Corporation	19,839	3,483,133
Northrop Grumman Corporation	12,728	3,913,096
Old Dominion Freight Line, Inc.	7,428	1,259,715
Otis Worldwide Corporation	31,681	1,801,382
PACCAR, Inc.	22,794	1,706,131
Parker-Hannifin Corporation	8,815	1,615,525
Quanta Services, Inc.	5,431	213,058
Raytheon Technologies Corporation	117,008	7,210,033
Republic Services, Inc.	19,655	1,612,693
Robert Half International, Inc.	4,920	259,924
Rockwell Automation, Inc.	8,494	1,809,222
Rollins, Inc.	14,250	604,058
Roper Technologies, Inc.	6,043	2,346,255
Snap-on, Inc.	5,899	817,070
Southwest Airlines Co.	36,781	1,257,175
Stanley Black & Decker, Inc.	10,352	1,442,862
Teledyne Technologies, Inc.*	2,897	900,822
Textron, Inc.	19,700	648,327
TransDigm Group, Inc.	3,870	1,710,734
Union Pacific Corporation	55,813	9,436,304
United Airlines Holdings, Inc.Δ*	19,397	671,330
United Parcel Service, Inc. Class BΔ	50,421	5,605,807
United Rentals, Inc.*	7,513	1,119,738
Verisk Analytics, Inc.	12,729	2,166,476
W.W. Grainger, Inc.	3,321	1,043,325
Waste Management, Inc.	33,085	3,504,032

See Notes to Financial Statements.

	Shares	Value
Westinghouse Air Brake Technologies Corporation	11,295	$ 650,253
Xylem, Inc.	9,669	628,098
		152,203,958
Information Technology — 25.8%
Adobe, Inc.*	36,755	15,999,819
Advanced Micro Devices, Inc.*	82,934	4,363,158
Akamai Technologies, Inc.*	6,606	707,437
Amphenol Corporation Class A	18,535	1,775,838
Analog Devices, Inc.Δ	29,267	3,589,305
ANSYS, Inc.*	9,168	2,674,581
Apple, Inc.	334,672	122,088,346
Applied Materials, Inc.	77,376	4,677,379
Arista Networks, Inc.*	4,638	974,119
Autodesk, Inc.*	15,847	3,790,444
Automatic Data Processing, Inc.	33,997	5,061,813
Broadcom, Inc.	31,170	9,837,564
Broadridge Financial Solutions, Inc.	6,807	858,975
Cadence Design Systems, Inc.*	14,000	1,343,440
CDW Corporation	11,000	1,277,980
Cisco Systems, Inc.	338,843	15,803,637
Citrix Systems, Inc.	9,508	1,406,328
Cognizant Technology Solutions Corporation Class A	43,559	2,475,022
Corning, Inc.	59,799	1,548,794
DXC Technology Co.	18,725	308,962
F5 Networks, Inc.*	2,480	345,910
Fidelity National Information Services, Inc.	47,995	6,435,650
Fiserv, Inc.*	43,328	4,229,679
FleetCor Technologies, Inc.*	6,254	1,573,069
FLIR Systems, Inc.	5,180	210,153
Fortinet, Inc.*	9,885	1,356,914
Gartner, Inc.*	5,295	642,442
Global Payments, Inc.	22,769	3,862,078
Hewlett Packard Enterprise Co.	113,804	1,107,313
HP, Inc.	132,336	2,306,616
Intel Corporation	342,984	20,520,733
International Business Machines Corporation	72,240	8,724,425
Intuit, Inc.	19,008	5,629,979
IPG Photonics Corporation*	2,807	450,215
Jack Henry & Associates, Inc.	5,530	1,017,686
Juniper Networks, Inc.	15,019	343,334
Keysight Technologies, Inc.*	13,420	1,352,468
KLA Corporation	11,211	2,180,315
Lam Research Corporation	10,705	3,462,639
Leidos Holdings, Inc.	10,893	1,020,347
Mastercard, Inc. Class A	68,771	20,335,585
Maxim Integrated Products, Inc.	19,970	1,210,382
Microchip Technology, Inc.Δ	16,977	1,787,848
Micron Technology, Inc.*	84,017	4,328,556
Microsoft Corporation	599,094	121,921,620
Motorola Solutions, Inc.	13,048	1,828,416
NetApp, Inc.	21,788	966,734
NortonLifeLock, Inc.	47,298	937,919
NVIDIA Corporation	46,907	17,820,438
Oracle Corporation	205,823	11,375,837
	Shares	Value
Paychex, Inc.	27,668	$ 2,095,851
Paycom Software, Inc.*	3,850	1,192,460
PayPal Holdings, Inc.*	89,390	15,574,420
Qorvo, Inc.*	4,807	531,318
QUALCOMM, Inc.	91,816	8,374,537
salesforce.com, Inc.*	68,199	12,775,719
ServiceNow, Inc.Δ*	14,510	5,877,421
Skyworks Solutions, Inc.	15,074	1,927,362
Synopsys, Inc.Δ*	15,492	3,020,940
Texas Instruments, Inc.	69,952	8,881,805
Tyler Technologies, Inc.*	3,141	1,089,550
VeriSign, Inc.*	7,867	1,627,132
Visa, Inc. Class AΔ	132,519	25,598,695
Western Digital Corporation	24,973	1,102,558
Western Union Co. (The)	39,393	851,677
Xerox Holdings Corporation	11,464	175,285
Xilinx, Inc.	18,364	1,806,834
Zebra Technologies Corporation Class AΔ*	4,187	1,071,663
		543,423,468
Materials — 1.9%
Air Products and Chemicals, Inc.	16,602	4,008,719
Albemarle CorporationΔ	5,038	388,984
Avery Dennison Corporation	3,272	373,302
Ball Corporation	26,240	1,823,418
Celanese Corporation	9,582	827,310
CF Industries Holdings, Inc.	17,082	480,687
Corteva, Inc.	55,219	1,479,317
Dow, Inc.	55,219	2,250,726
DuPont de Nemours, Inc.	62,802	3,336,670
Eastman Chemical Co.	14,389	1,002,050
Ecolab, Inc.	18,944	3,768,909
FMC Corporation	5,397	537,649
Freeport-McMoRan, Inc.	112,863	1,305,825
International Flavors & Fragrances, Inc.Δ	8,221	1,006,744
International Paper Co.	43,581	1,534,487
Martin Marietta Materials, Inc.	5,969	1,233,016
Mosaic Co. (The)	26,057	325,973
Newmont Corporation	67,991	4,197,764
Nucor Corporation	32,443	1,343,465
Packaging Corporation of America	6,567	655,387
PPG Industries, Inc.	18,443	1,956,065
Sealed Air Corporation	10,710	351,823
Sherwin-Williams Co. (The)	6,348	3,668,192
Vulcan Materials Co.	11,222	1,300,069
Westrock Co.	21,818	616,577
		39,773,128
Real Estate — 2.6%
Alexandria Real Estate Equities, Inc. REITΔ	4,819	781,883
American Tower Corporation REITΔ	34,001	8,790,619
Apartment Investment and Management Co. Class A REITΔ	5,953	224,071
AvalonBay Communities, Inc. REIT	11,730	1,813,927
Boston Properties, Inc. REIT	11,272	1,018,763
CBRE Group, Inc. Class A*	26,915	1,217,096
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Crown Castle International Corporation REIT	32,487	$ 5,436,699
Digital Realty Trust, Inc. REITΔ	16,030	2,278,023
Duke Realty Corporation REIT	32,547	1,151,838
Equinix, Inc. REIT	6,095	4,280,518
Equity Residential REIT	36,341	2,137,578
Essex Property Trust, Inc. REIT	5,627	1,289,540
Extra Space Storage, Inc. REIT	8,534	788,286
Federal Realty Investment Trust REIT	2,600	221,546
Healthpeak Properties, Inc. REIT	46,597	1,284,213
Host Hotels & Resorts, Inc. REIT	47,435	511,824
Iron Mountain, Inc. REITΔ	32,755	854,906
Kimco Realty Corporation REIT	56,971	731,508
Mid-America Apartment Communities, Inc. REIT	7,607	872,295
Prologis, Inc. REIT	48,593	4,535,185
Public Storage REIT	13,141	2,521,627
Realty Income Corporation REIT	28,647	1,704,496
Regency Centers Corporation REIT	15,104	693,123
SBA Communications Corporation REIT	9,082	2,705,709
Simon Property Group, Inc. REIT	28,493	1,948,351
SL Green Realty Corporation REIT	7,249	357,303
UDR, Inc. REIT	16,995	635,273
Ventas, Inc. REITΔ	33,547	1,228,491
Vornado Realty Trust REIT	15,993	611,093
Welltower, Inc. REIT	31,626	1,636,645
Weyerhaeuser Co. REIT	66,786	1,500,014
		55,762,443
Utilities — 3.1%
AES Corporation (The)	56,201	814,353
Alliant Energy Corporation	6,500	310,960
Ameren Corporation	19,884	1,399,038
American Electric Power Co., Inc.	43,060	3,429,298
American Water Works Co., Inc.	20,418	2,626,980
Atmos Energy Corporation	8,640	860,371
CenterPoint Energy, Inc.	50,231	937,813
CMS Energy Corporation	24,417	1,426,441
Consolidated Edison, Inc.	33,879	2,436,917
Dominion Energy, Inc.	82,303	6,681,358
DTE Energy Co.	20,230	2,174,725
Duke Energy CorporationΔ	63,450	5,069,021
Edison International	25,039	1,359,868
Entergy Corporation	11,610	1,089,134
Evergy, Inc.	17,247	1,022,575
Eversource Energy	22,827	1,900,804
Exelon Corporation	79,694	2,892,095
FirstEnergy Corporation	37,260	1,444,943
NextEra Energy, Inc.	39,437	9,471,584
NiSource, Inc.	23,079	524,816
NRG Energy, Inc.	19,377	630,915
Pinnacle West Capital Corporation	4,108	301,075
PPL Corporation	73,784	1,906,579
Public Service Enterprise Group, Inc.	46,751	2,298,279
Sempra Energy	20,984	2,459,954
	Shares	Value
Southern Co. (The)	81,308	$ 4,215,820
WEC Energy Group, Inc.Δ	32,075	2,811,374
Xcel Energy, Inc.	35,982	2,248,875
		64,745,965
Total Common Stocks (Cost $1,401,415,242)		1,967,274,250
FOREIGN COMMON STOCKS — 2.9%
Curacao — 0.1%
Schlumberger, Ltd.	121,737	2,238,743
Ireland — 2.1%
Accenture PLC Class A	48,630	10,441,834
Allegion PLCΔ	11,277	1,152,735
Aon PLC Class A	19,060	3,670,956
Eaton Corporation PLC	34,612	3,027,858
Johnson Controls International PLC	75,803	2,587,914
Linde PLC	42,397	8,992,828
Medtronic PLC	104,997	9,628,225
Pentair PLC	6,692	254,229
Seagate Technology PLCΔ	24,342	1,178,396
STERIS PLC	6,583	1,010,095
Trane Technologies PLC	16,206	1,442,010
Willis Towers Watson PLCΔ	8,889	1,750,689
		45,137,769
Jersey — 0.1%
Amcor PLC	120,129	1,226,517
Aptiv PLC	15,022	1,170,514
		2,397,031
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	1,794,945
Mylan NV*	84,301	1,355,560
		3,150,505
Switzerland — 0.4%
Chubb, Ltd.	35,583	4,505,519
Garmin, Ltd.	8,253	804,668
TE Connectivity, Ltd.	28,610	2,333,145
		7,643,332
United Kingdom — 0.0%
Nielsen Holdings PLC	40,749	605,530
TechnipFMC PLC	23,072	157,813
		763,343
Total Foreign Common Stocks (Cost $58,631,710)		61,330,723
RIGHTS — 0.0%
T-Mobile US, Inc.* (Cost $—)	23,800	3,998
MONEY MARKET FUNDS — 3.5%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	70,028,319	70,028,319
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	4,262,211	4,262,211

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø∞	11,173	$ 11,173
Total Money Market Funds (Cost $74,301,703)		74,301,703
TOTAL INVESTMENTS — 99.9% (Cost $1,534,348,655)		2,102,910,674
Other Assets in Excess of Liabilities — 0.1%		2,115,727
NET ASSETS — 100.0%		$2,105,026,401
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	26.5
Health Care	14.1
Communication Services	10.4
Consumer Discretionary	10.3
Financials	9.9
Industrials	7.5
Consumer Staples	6.8
Money Market Funds	3.5
Utilities	3.1
Energy	2.7
Real Estate	2.6
Materials	2.5
Rights	—**
99.9
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2020	443	$68,447,930	$1,712,117
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,967,274,250	$1,967,274,250	$ —	$ —
Foreign Common Stocks	61,330,723	61,330,723	—	—
Money Market Funds	74,301,703	74,301,703	—	—
Rights	3,998	—	3,998	—
Total Assets - Investments in Securities	$2,102,910,674	$2,102,906,676	$ 3,998	$ —
Other Financial Instruments***
Futures Contracts	$ 1,712,117	$ 1,712,117	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,712,117	$ 1,712,117	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 83.6%
Communication Services — 5.4%
Activision Blizzard, Inc.	3,553	$ 269,673
Alphabet, Inc. Class A*	560	794,108
Alphabet, Inc. Class C*	560	791,622
AT&T, Inc.	236,547	7,150,816
Charter Communications, Inc. Class A*	140	71,406
Comcast Corporation Class A	401,002	15,631,058
Discovery, Inc. Class AΔ*	177,022	3,735,164
Electronic Arts, Inc.*	2,002	264,364
Fox Corporation Class A	71,904	1,928,465
T-Mobile US, Inc.*	4,452	463,676
Verizon Communications, Inc.	287,266	15,836,975
ViacomCBS, Inc. Class BΔ	155,664	3,630,084
Walt Disney Co. (The)	54,303	6,055,327
		56,622,738
Consumer Discretionary — 6.8%
Advance Auto Parts, Inc.	89,150	12,699,417
Aramark	388,310	8,764,157
Darden Restaurants, Inc.	19,100	1,447,207
Dollar General Corporation	17,063	3,250,672
eBay, Inc.	36,737	1,926,856
General Motors Co.	11,710	296,263
Home Depot, Inc. (The)	4,511	1,130,051
Lennar Corporation Class A	239,739	14,772,717
Lowe’s Cos., Inc.	124,070	16,764,338
Marriott International, Inc. Class A	2,309	197,951
McDonald’s Corporation	5,483	1,011,449
Ross Stores, Inc.	565	48,161
Starbucks Corporation	4,266	313,935
Target Corporation	75,938	9,107,244
TJX Cos., Inc. (The)	1,846	93,334
Yum! Brands, Inc.	2,509	218,057
		72,041,809
Consumer Staples — 5.4%
Coca-Cola Co. (The)	101,979	4,556,422
Colgate-Palmolive Co.	67,732	4,962,046
Conagra Brands, Inc.	118,400	4,164,128
Costco Wholesale Corporation	516	156,456
Estee Lauder Cos., Inc. (The) Class A	300	56,604
General Mills, Inc.	7,096	437,468
Keurig Dr. Pepper, Inc.Δ	5,015	142,426
Kimberly-Clark Corporation	53,694	7,589,647
Kraft Heinz Co. (The)	8,982	286,436
Lamb Weston Holdings, Inc.	50,582	3,233,707
Mondelez International, Inc. Class A	132,009	6,749,620
PepsiCo, Inc.	63,475	8,395,204
Post Holdings, Inc.*	39,620	3,471,504
Procter & Gamble Co. (The)	34,013	4,066,935
Sysco Corporation	1,424	77,836
Walgreens Boots Alliance, Inc.	6,927	293,636
Walmart, Inc.	67,067	8,033,285
		56,673,360
Energy — 4.6%
Baker Hughes Co.	225,425	3,469,291
	Shares	Value
Chevron Corporation	231,881	$ 20,690,742
ConocoPhillips	8,984	377,508
EOG Resources, Inc.	4,839	245,144
Exxon Mobil Corporation	36,355	1,625,796
Hess Corporation	80,458	4,168,529
Kinder Morgan, Inc.	17,120	259,710
Marathon Petroleum Corporation	54,393	2,033,210
Phillips 66	155,408	11,173,835
Valero Energy Corporation	70,576	4,151,280
		48,195,045
Financials — 18.2%
Aflac, Inc.	6,929	249,652
Allstate Corporation (The)	2,605	252,659
American Express Co.	46,756	4,451,171
American International Group, Inc.	468,868	14,619,304
Ameriprise Financial, Inc.	21,159	3,174,696
Bank of America Corporation	64,095	1,522,256
Bank of New York Mellon Corporation (The)	255,878	9,889,685
Berkshire Hathaway, Inc. Class B*	176,190	31,451,677
BlackRock, Inc.	11,533	6,274,990
Blackstone Group, Inc. (The) Class A	43,100	2,442,046
Capital One Financial Corporation	3,737	233,899
Charles Schwab Corporation (The)	9,782	330,045
Cincinnati Financial Corporation	36,830	2,358,225
Citigroup, Inc.	277,111	14,160,372
CME Group, Inc.	3,046	495,097
Franklin Resources, Inc.	82,440	1,728,767
Goldman Sachs Group, Inc. (The)	45,071	8,906,931
Intercontinental Exchange, Inc.	71,143	6,516,699
JPMorgan Chase & Co.	211,043	19,850,704
Marsh & McLennan Cos., Inc.	65,854	7,070,744
MetLife, Inc.	97,415	3,557,596
Morgan Stanley	9,279	448,176
New York Community Bancorp, Inc.	579,740	5,913,348
Northern Trust Corporation	45,758	3,630,440
PNC Financial Services Group, Inc. (The)	31,698	3,334,946
Progressive Corporation (The)	3,458	277,020
Reinsurance Group of America, Inc.	60,690	4,760,524
S&P Global, Inc.	733	241,509
Travelers Cos., Inc. (The)	2,523	287,748
Truist Financial Corporation	126,415	4,746,883
U.S. Bancorp	281,842	10,377,422
Wells Fargo & Co.	593,216	15,186,330
Zions Bancorp NA	69,626	2,367,284
		191,108,845
Health Care — 10.2%
Abbott Laboratories	9,356	855,419
Anthem, Inc.	29,795	7,835,489
Baxter International, Inc.	2,946	253,651
Becton, Dickinson and Co.	29,562	7,073,300
Biogen, Inc.*	1,241	332,030
Boston Scientific Corporation*	12,687	445,441
Bristol-Myers Squibb Co.	81,273	4,778,852
Centene Corporation*	87,055	5,532,345

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Cerner Corporation	71,215	$ 4,881,788
Cigna Corporation	2,323	435,911
CVS Health Corporation	150,148	9,755,116
Danaher Corporation	5,391	953,290
Gilead Sciences, Inc.	79,911	6,148,352
HCA Healthcare, Inc.	1,511	146,658
Hologic, Inc.*	77,914	4,441,098
Humana, Inc.	707	274,139
Johnson & Johnson	184,724	25,977,736
McKesson Corporation	31,195	4,785,937
Molina Healthcare, Inc.*	33,526	5,966,957
Stryker Corporation	2,096	377,678
Thermo Fisher Scientific, Inc.	1,491	540,249
UnitedHealth Group, Inc.	25,578	7,544,231
Zimmer Biomet Holdings, Inc.	65,374	7,803,041
Zoetis, Inc.	1,798	246,398
		107,385,106
Industrials — 11.9%
3M Co.	1,765	275,322
AECOM*	140,595	5,283,560
Boeing Co. (The)	4,505	825,766
Caterpillar, Inc.	4,625	585,063
CSX Corporation	6,730	469,350
Deere & Co.	60,110	9,446,286
Emerson Electric Co.	115,396	7,158,014
Fastenal Co.	142,803	6,117,681
FedEx Corporation	2,156	302,314
General Dynamics Corporation	35,911	5,367,258
General Electric Co.	635,755	4,342,207
Honeywell International, Inc.	6,116	884,312
Hubbell, Inc.	47,963	6,012,642
Illinois ToolWorks, Inc.	1,407	246,014
J.B. Hunt Transport Services, Inc.	87,375	10,514,707
Jacobs Engineering Group, Inc.	27,712	2,349,978
L3Harris Technologies, Inc.	13,153	2,231,670
Norfolk Southern Corporation	30,316	5,322,580
Northrop Grumman Corporation	88	27,055
Quanta Services, Inc.	94,690	3,714,689
Raytheon Technologies Corporation	226,257	13,941,957
Republic Services, Inc.	53,300	4,373,265
Roper Technologies, Inc.	752	291,972
Stanley Black & Decker, Inc.	46,970	6,546,679
Textron, Inc.	104,807	3,449,198
Uber Technologies, Inc.*	2,524	78,446
Union Pacific Corporation	24,203	4,092,001
United Parcel Service, Inc. Class B	129,668	14,416,488
Waste Management, Inc.	3,420	362,212
Westinghouse Air Brake Technologies Corporation	116,685	6,717,555
		125,746,241
Information Technology — 11.8%
Advanced Micro Devices, Inc.*	60	3,157
Analog Devices, Inc.	2,852	349,769
Apple, Inc.	30,688	11,194,982
Autodesk, Inc.*	567	135,621
Automatic Data Processing, Inc.	599	89,185
	Shares	Value
Broadcom, Inc.	38,725	$ 12,221,997
Cisco Systems, Inc.	472,105	22,018,977
Cognizant Technology Solutions Corporation Class A	177,968	10,112,142
Corning, Inc.	148,110	3,836,049
Dell Technologies, Inc. Class C*	1,261	69,279
Fidelity National Information Services, Inc.	5,092	682,786
Fiserv, Inc.*	33,084	3,229,660
Global Payments, Inc.	2,345	397,759
Intel Corporation	125,627	7,516,263
International Business Machines Corporation	47,726	5,763,869
Maxim Integrated Products, Inc.	125,064	7,580,129
Micron Technology, Inc.*	33,074	1,703,973
Microsoft Corporation	31,222	6,353,989
ON Semiconductor Corporation*	134,917	2,674,055
Oracle Corporation	70,597	3,901,896
Paychex, Inc.	46,102	3,492,227
QUALCOMM, Inc.	37,365	3,408,062
salesforce.com, Inc.*	439	82,238
Texas Instruments, Inc.	136,356	17,313,121
		124,131,185
Materials — 4.4%
Air Products and Chemicals, Inc.	52,566	12,692,587
Corteva, Inc.	431,088	11,548,848
Dow, Inc.	6,712	273,581
DuPont de Nemours, Inc.	221,986	11,794,116
Ecolab, Inc.	1,565	311,357
Freeport-McMoRan, Inc.	432,555	5,004,661
Martin Marietta Materials, Inc.	20,100	4,152,057
Newmont Corporation	6,549	404,335
Southern Copper Corporation	1,569	62,399
		46,243,941
Real Estate — 1.0%
Cousins Properties, Inc. REITΔ	70,180	2,093,469
Crown Castle International Corporation REIT	33,131	5,544,473
Digital Realty Trust, Inc. REIT	2,273	323,016
Jones Lang LaSalle, Inc.	18,974	1,963,050
Prologis, Inc. REIT	6,128	571,926
Public Storage REIT	744	142,766
SBA Communications Corporation REIT	794	236,549
		10,875,249
Utilities — 3.9%
AES Corporation (The)	330,310	4,786,192
American Electric Power Co., Inc.	4,460	355,194
Atmos Energy Corporation	61,100	6,084,338
Dominion Energy, Inc.	66,699	5,414,625
Duke Energy CorporationΔ	6,693	534,704
Edison International	52,651	2,859,476
Evergy, Inc.	77,200	4,577,188
Exelon Corporation	165,270	5,997,648
NextEra Energy, Inc.	3,857	926,336
Pinnacle West Capital Corporation	93,084	6,822,126

See Notes to Financial Statements.

	Shares	Value
Sempra Energy	19,771	$ 2,317,754
Southern Co. (The)	8,887	460,791
		41,136,372
Total Common Stocks (Cost $866,164,279)		880,159,891
FOREIGN COMMON STOCKS — 11.9%
Curacao — 0.0%
Schlumberger, Ltd.	11,737	215,843
France — 0.7%
TOTAL SA ADR	182,398	7,015,027
Germany — 0.8%
Siemens AG	69,310	8,174,229
Ireland — 4.7%
Eaton Corporation PLC	3,363	294,195
Johnson Controls International PLC	349,958	11,947,566
Linde PLC	4,322	916,740
Medtronic PLC	276,541	25,358,810
nVent Electric PLC	62,018	1,161,597
Willis Towers Watson PLC	50,019	9,851,242
		49,530,150
Netherlands — 1.1%
Koninklijke Philips NVΔ	70,917	3,321,752
Unilever NV	156,361	8,329,351
		11,651,103
Singapore — 0.2%
Flex, Ltd.*	239,791	2,457,858
Switzerland — 4.4%
Chubb, Ltd.	167,380	21,193,656
Nestle SA	46,242	5,126,879
Nestle SA ADR	52,629	5,812,347
Novartis AG ADR	114,837	10,029,863
TE Connectivity, Ltd.	54,491	4,443,741
		46,606,486
Total Foreign Common Stocks (Cost $125,032,026)		125,650,696
RIGHTS — 0.0%
T-Mobile US, Inc.* (Cost $—)	1,652	278
	Shares	Value
MONEY MARKET FUNDS — 4.9%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	43,849,516	$ 43,849,516
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	7,181,521	7,181,521
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	40,538	40,538
Total Money Market Funds (Cost $51,071,575)		51,071,575
TOTAL INVESTMENTS — 100.4% (Cost $1,042,267,880)		1,056,882,440
Liabilities in Excess of Other Assets — (0.4)%		(3,828,510)
NET ASSETS — 100.0%		$1,053,053,930
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.2
Industrials	13.9
Health Care	13.9
Information Technology	12.4
Consumer Staples	7.2
Consumer Discretionary	6.8
Communication Services	5.4
Energy	5.3
Money Market Funds	4.9
Materials	4.5
Utilities	3.9
Real Estate	1.0
Rights	—**
100.4
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Micro S&P 500® E-Mini	09/2020	48	$ 741,648	$ 14,008
S&P 500® E-Mini	09/2020	130	20,086,300	180,699
Total Futures Contracts outstanding at June 30, 2020			$20,827,948	$194,707
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/20	U.S. Dollars	24,461,187	Euro	21,674,305	CS	$59,132
09/30/20	Swiss Francs	387,456	U.S. Dollars	408,190	UBS	1,907
09/30/20	U.S. Dollars	15,129,995	Swiss Francs	14,294,290	UBS	407
09/30/20	Euro	1,357,546	U.S. Dollars	1,528,135	CS	260
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$61,706
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 880,159,891	$ 880,159,891	$ —	$ —
Foreign Common Stocks:
Germany	8,174,229	—	8,174,229	—
Switzerland	46,606,486	41,479,607	5,126,879	—
Other ^^	70,869,981	70,869,981	—	—
Total Foreign Common Stocks	125,650,696	112,349,588	13,301,108	—
Money Market Funds	51,071,575	51,071,575	—	—
Rights	278	—	278	—
Total Assets - Investments in Securities	$1,056,882,440	$1,043,581,054	$13,301,386	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 61,706	$ —	$ 61,706	$ —
Futures Contracts	194,707	194,707	—	—
Total Assets - Other Financial Instruments	$ 256,413	$ 194,707	$ 61,706	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 90.9%
Communication Services — 13.3%
Alphabet, Inc. Class A*	14,269	$ 20,234,156
Alphabet, Inc. Class C*	30,636	43,307,356
Charter Communications, Inc. Class A*	9,000	4,590,360
Comcast Corporation Class A	268,028	10,447,731
Electronic Arts, Inc.*	103,059	13,608,941
Facebook, Inc. Class A*	302,712	68,736,814
Match Group, Inc.Δ*	117,200	12,546,260
Netflix, Inc.*	38,204	17,384,348
Sea, Ltd. ADRΔ*	126,900	13,608,756
Walt Disney Co. (The)	173,435	19,339,737
Warner Music Group Corporation Class AΔ*	135,616	4,000,672
Zillow Group, Inc. Class CΔ*	41,300	2,379,293
		230,184,424
Consumer Discretionary — 11.4%
Advance Auto Parts, Inc.	60,107	8,562,242
Amazon.com, Inc.*	46,868	129,300,376
Booking Holdings, Inc.*	4,401	7,007,888
Floor & Decor Holdings, Inc. Class A*	72,430	4,175,590
Home Depot, Inc. (The)	43,342	10,857,605
Lululemon Athletica, Inc.Δ*	28,326	8,837,995
Starbucks Corporation	119,010	8,757,946
Ulta Beauty, Inc.*	35,355	7,191,914
Yum China Holdings, Inc.	107,118	5,149,162
Yum! Brands, Inc.	85,152	7,400,560
		197,241,278
Consumer Staples — 4.3%
Colgate-Palmolive Co.	223,906	16,403,354
Costco Wholesale Corporation	56,554	17,147,738
Estee Lauder Cos., Inc. (The) Class A	45,070	8,503,808
Grocery Outlet Holding Corporation*	90,000	3,672,000
Monster Beverage Corporation*	426,267	29,548,828
		75,275,728
Financials — 1.6%
American Express Co.	85,796	8,167,779
FactSet Research Systems, Inc.	31,685	10,407,572
SEI Investments Co.	174,400	9,588,512
		28,163,863
Health Care — 14.0%
Alexion Pharmaceuticals, Inc.*	75,052	8,423,838
Align Technology, Inc.*	18,650	5,118,306
Amgen, Inc.	56,220	13,260,049
BioMarin Pharmaceutical, Inc.*	66,633	8,218,514
Cerner Corporation	139,057	9,532,357
Danaher Corporation	64,412	11,389,974
DexCom, Inc.*	37,477	15,193,176
Edwards Lifesciences Corporation*	169,772	11,732,943
Illumina, Inc.*	65,425	24,230,149
Intuitive Surgical, Inc.*	30,880	17,596,350
Mirati Therapeutics, Inc.*	22,153	2,529,208
Regeneron Pharmaceuticals, Inc.*	36,491	22,757,612
	Shares	Value
Sarepta Therapeutics, Inc.*	20,314	$ 3,257,147
Thermo Fisher Scientific, Inc.	79,912	28,955,314
UnitedHealth Group, Inc.	68,607	20,235,635
Varian Medical Systems, Inc.*	36,035	4,415,008
Zoetis, Inc.	254,004	34,808,708
		241,654,288
Industrials — 8.6%
Boeing Co. (The)	103,457	18,963,668
C.H. Robinson Worldwide, Inc.	70,972	5,611,046
Cintas Corporation	36,085	9,611,601
CoStar Group, Inc.*	9,241	6,567,301
Deere & Co.	100,580	15,806,147
Expeditors International of Washington, Inc.	177,233	13,476,797
Fortive CorporationΔ	140,276	9,491,074
IHS Markit, Ltd.	132,523	10,005,487
L3Harris Technologies, Inc.	46,555	7,898,987
Raytheon Technologies Corporation	141,634	8,727,487
Roper Technologies, Inc.	28,995	11,257,599
Uber Technologies, Inc.*	340,708	10,589,205
United Parcel Service, Inc. Class B	110,997	12,340,646
W.W. Grainger, Inc.	29,847	9,376,734
		149,723,779
Information Technology — 35.1%
Adobe, Inc.*	87,392	38,042,612
Akamai Technologies, Inc.*	116,280	12,452,425
Amphenol Corporation Class A	80,672	7,729,184
Apple, Inc.	180,114	65,705,587
Autodesk, Inc.*	162,142	38,782,745
Automatic Data Processing, Inc.	30,434	4,531,318
Cisco Systems, Inc.	237,366	11,070,750
Coupa Software, Inc.*	10,800	2,992,032
Fidelity National Information Services, Inc.	73,789	9,894,367
Genpact, Ltd.	263,828	9,634,999
Intuit, Inc.	69,110	20,469,691
Mastercard, Inc. Class A	42,694	12,624,616
Microsoft Corporation	412,843	84,017,679
Nutanix, Inc. Class A*	144,526	3,425,989
NVIDIA Corporation	97,168	36,915,095
Oracle Corporation	385,421	21,302,219
Palo Alto Networks, Inc.*	37,533	8,620,204
PayPal Holdings, Inc.*	84,626	14,744,388
QUALCOMM, Inc.	267,575	24,405,516
salesforce.com, Inc.*	236,664	44,334,267
ServiceNow, Inc.*	34,350	13,913,811
Splunk, Inc.Δ*	62,858	12,489,885
Square, Inc. Class A*	66,800	7,009,992
Texas Instruments, Inc.	57,854	7,345,722
Twilio, Inc. Class A*	30,200	6,626,484
Visa, Inc. Class AΔ	366,992	70,891,845
VMware, Inc. Class AΔ*	60,184	9,320,094
Workday, Inc. Class A*	42,575	7,976,852
Xperi Holding Corporation	3	44
		607,270,412

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Materials — 1.2%
Ecolab, Inc.	46,192	$ 9,189,898
Sherwin-Williams Co. (The)	18,600	10,748,010
		19,937,908
Real Estate — 1.4%
Equinix, Inc. REIT	16,253	11,414,482
SBA Communications Corporation REIT	43,473	12,951,476
		24,365,958
Total Common Stocks (Cost $1,036,170,339)		1,573,817,638
FOREIGN COMMON STOCKS — 5.7%
China — 2.5%
Alibaba Group Holding, Ltd. ADR*	203,077	43,803,709
Curacao — 0.3%
Schlumberger, Ltd.	227,905	4,191,173
Jersey — 0.4%
Aptiv PLC	76,947	5,995,710
Netherlands — 0.4%
NXP Semiconductors NV	61,108	6,968,756
Switzerland — 1.9%
Alcon, Inc.Δ*	81,480	4,670,434
Novartis AG ADR	123,300	10,769,022
Roche Holding AG ADR	417,606	18,115,748
		33,555,204
United Kingdom — 0.2%
Atlassian Corporation PLC Class A*	22,500	4,056,075
Total Foreign Common Stocks (Cost $81,939,690)		98,570,627
MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	56,752,647	56,752,647
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	11,621,953	$ 11,621,953
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	8	8
Total Money Market Funds (Cost $68,374,608)		68,374,608
TOTAL INVESTMENTS — 100.6% (Cost $1,186,484,637)		1,740,762,873
Liabilities in Excess of Other Assets — (0.6)%		(9,980,933)
NET ASSETS — 100.0%		$1,730,781,940
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	35.7
Health Care	15.9
Consumer Discretionary	14.3
Communication Services	13.3
Industrials	8.6
Consumer Staples	4.3
Money Market Funds	4.0
Financials	1.6
Real Estate	1.4
Materials	1.2
Energy	0.3
100.6

Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2020	150	$23,176,500	$22,586

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,573,817,638	$1,573,817,638	$ —	$ —
Foreign Common Stocks	98,570,627	98,570,627	—	—
Money Market Funds	68,374,608	68,374,608	—	—
Total Assets - Investments in Securities	$1,740,762,873	$1,740,762,873	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 22,586	$ 22,586	$ —	$ —
Total Assets - Other Financial Instruments	$ 22,586	$ 22,586	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 90.8%
Communication Services — 2.7%
ATN International, Inc.	17,492	$ 1,059,490
Bandwidth, Inc. Class AΔ*	20,377	2,587,879
Cogent Communications Holdings, Inc.	19,400	1,500,784
comScore, Inc.*	87,980	272,738
Gogo, Inc.Δ*	29,504	93,233
Liberty Latin America, Ltd. Class C*	69,652	657,515
Madison Square Garden Entertainment Corporation*	1,502	112,650
Madison Square Garden Sports Corporation*	1,502	220,629
Marchex, Inc. Class B*	8,831	13,953
Nexstar Media Group, Inc. Class A	7,838	655,962
ORBCOMM, Inc.*	77,384	297,928
Scholastic CorporationΔ	25,034	749,518
Shenandoah Telecommunications Co.	40,000	1,971,600
Tribune Publishing Co.	18,333	183,147
TrueCar, Inc.*	104,182	268,790
Vonage Holdings Corporation*	159,000	1,599,540
Yelp, Inc.*	99,465	2,300,625
		14,545,981
Consumer Discretionary — 9.0%
1-800-Flowers.com, Inc. Class A*	46,200	924,924
American Axle & Manufacturing Holdings, Inc.*	207,438	1,576,529
American Eagle Outfitters, Inc.Δ	80,627	878,834
American Public Education, Inc.*	18,045	534,132
Callaway Golf Co.Δ	91,100	1,595,161
Chegg, Inc.Δ*	20,737	1,394,771
Children's Place, Inc. (The)Δ	5,963	223,135
Chuy's Holdings, Inc.*	20,706	308,105
Cooper Tire & Rubber Co.	20,240	558,826
Cooper-Standard Holdings, Inc.*	49,289	653,079
Dana, Inc.	34,950	426,041
Del Taco Restaurants, Inc.Δ*	49,022	290,700
Floor & Decor Holdings, Inc. Class A*	17,600	1,014,640
Fossil Group, Inc.Δ*	80,857	375,985
GameStop Corporation Class AΔ*	76,898	333,737
Garrett Motion, Inc.*	91,488	506,844
Goodyear Tire & Rubber Co. (The)	135,365	1,210,840
GoPro, Inc. Class AΔ*	217,665	1,036,085
Haverty Furniture Cos., Inc.Δ	10,102	161,632
Hilton Grand Vacations, Inc.*	60,100	1,174,955
Hooker Furniture Corporation	14,137	274,965
Houghton Mifflin Harcourt Co.Δ*	1,975	3,575
Jack in the Box, Inc.	14,137	1,047,410
K12, Inc.*	44,563	1,213,896
KB Home	47,484	1,456,809
Malibu Boats, Inc. Class A*	49,879	2,591,214
Modine Manufacturing Co.*	82,961	457,945
Monro, Inc.Δ	31,950	1,755,333
National Vision Holdings, Inc.Δ*	98,500	3,006,220
Office Depot, Inc.	365,400	858,690
	Shares	Value
Ollie's Bargain Outlet Holdings, Inc.Δ*	19,600	$ 1,913,940
OneSpaWorld Holdings, Ltd.Δ	128,600	613,422
Planet Fitness, Inc. Class A*	28,700	1,738,359
Quotient Technology, Inc.*	73,965	541,424
Rocky Brands, Inc.	5,344	109,873
Steven Madden, Ltd.	87,564	2,161,955
Strategic Education, Inc.	15,100	2,320,115
Sturm Ruger & Co., Inc.	5,004	380,304
Taylor Morrison Home Corporation Class AΔ*	76,949	1,484,346
Tenneco, Inc. Class AΔ*	153,109	1,157,504
Texas Roadhouse, Inc.	24,967	1,312,515
Tupperware Brands CorporationΔ	17,458	82,926
Unifi, Inc.*	26,561	342,106
Universal Technical Institute, Inc.*	21,699	150,808
Vera Bradley, Inc.*	27,624	122,651
Vista Outdoor, Inc.*	131,674	1,902,689
Wendy's Co. (The)	79,654	1,734,864
Wingstop, Inc.	2,000	277,940
YETI Holdings, Inc.Δ*	48,900	2,089,497
ZAGG, Inc.Δ*	51,004	160,153
		48,442,403
Consumer Staples — 2.0%
BJ's Wholesale Club Holdings, Inc.*	125,614	4,681,634
Central Garden & Pet Co. Class A*	18,136	612,815
Farmer Bros. Co.Δ*	19,035	139,717
J&J Snack Foods Corporation	11,819	1,502,549
Post Holdings, Inc.*	1,306	114,432
Revlon, Inc. Class AΔ*	3,164	31,324
Rite Aid CorporationΔ*	37,734	643,742
Simply Good Foods Co. (The)Δ*	91,300	1,696,354
SpartanNash Co.	55,978	1,189,532
		10,612,099
Energy — 1.8%
Arch Resources, Inc.Δ	38,526	1,094,524
Bonanza Creek Energy, Inc.*	40,745	603,841
CONSOL Energy, Inc.Δ*	10,174	51,582
Dorian LPG, Ltd.*	97,447	754,240
Exterran Corporation*	44,144	237,936
Green Plains, Inc.Δ*	128,598	1,313,629
International Seaways, Inc.	54,781	895,122
Matrix Service Co.*	42,316	411,312
Nabors Industries, Ltd.Δ	8,525	315,595
Par Pacific Holdings, Inc.*	55,256	496,751
Patterson-UTI Energy, Inc.Δ	7,818	27,128
PDC Energy, Inc.*	45,126	561,367
ProPetro Holding Corporation*	18,279	93,954
REX American Resources Corporation*	8,339	578,476
SEACOR Holdings, Inc.Δ*	693	19,626
SFL Corporation, Ltd.Δ	74,027	687,711
World Fuel Services Corporation	61,752	1,590,732
		9,733,526

See Notes to Financial Statements.

	Shares	Value
Financials — 14.7%
1st Source Corporation	4,960	$ 176,477
Amalgamated Bank Class A	15,628	197,538
American Equity Investment Life Holding Co.	89,140	2,202,649
American National Bankshares, Inc.	1,935	48,452
Assurant, Inc.	3,300	340,857
Atlantic Capital Bancshares, Inc.*	8,357	101,621
BancFirst Corporation	15,203	616,786
Bancorp, Inc. (The)*	63,577	623,055
Bank of Commerce Holdings	4,987	37,801
Bank of Marin Bancorp	5,470	182,315
BankFinancial Corporation	3,229	27,124
Bankwell Financial Group, Inc.Δ	1,000	15,900
Banner Corporation	24,526	931,988
Baycom CorporationΔ*	3,779	48,787
Bridgewater Bancshares, Inc.*	16,290	166,973
Brighthouse Financial, Inc.*	20,835	579,630
Bryn Mawr Bank Corporation	27,755	767,703
Business First Bancshares, Inc.Δ	1,842	28,275
Cadence BanCorp	190,673	1,689,363
Cambridge BancorpΔ	672	39,809
Capital City Bank Group, Inc.	9,348	195,841
Capstar Financial Holdings, Inc.	8,327	99,924
Carter Bank & Trust	9,021	72,799
CBTX, Inc.	13,249	278,229
Central Pacific Financial Corporation	39,867	639,068
Central Valley Community Bancorp	8,418	129,553
Chemung Financial Corporation	1,633	44,581
City Holding Co.Δ	17,648	1,150,120
Coastal Financial Corporation*	2,936	42,631
Community Trust Bancorp, Inc.	9,644	315,937
Cowen, Inc. Class AΔ	36,374	589,623
Donegal Group, Inc. Class A	5,137	73,048
Donnelley Financial Solutions, Inc.*	45,700	383,880
Eagle Bancorp, Inc.	44,175	1,446,731
Employers Holdings, Inc.	17,257	520,299
Enova International, Inc.*	4,270	63,495
Enterprise Financial Services Corporation	33,671	1,047,842
Equity Bancshares, Inc. Class A*	116	2,023
Esquire Financial Holdings, Inc.*	3,339	56,429
Essent Group, Ltd.	49,448	1,793,479
Evans Bancorp, Inc.	1,000	23,260
Evercore, Inc. Class A	25,000	1,473,000
FB Financial CorporationΔ	12,364	306,256
FedNat Holding Co.	9,844	108,973
Financial Institutions, Inc.	9,539	177,521
First Bancorp	59,741	1,498,304
First BanCorp	193,022	1,078,993
First Business Financial Services, Inc.	4,273	70,291
First Commonwealth Financial Corporation	37,815	313,108
First Financial BancorpΔ	74,560	1,035,638
First Financial Corporation	6,199	228,371
First Foundation, Inc.	14,010	228,923
	Shares	Value
First Internet Bancorp	2,416	$ 40,154
First Interstate BancSystem, Inc. Class A	43,013	1,331,683
First Merchants Corporation	6,213	171,292
Focus Financial Partners, Inc. Class AΔ*	65,300	2,158,165
Great Southern Bancorp, Inc.	6,017	242,846
Great Western Bancorp, Inc.	38,015	523,086
Green Dot Corporation Class A*	42,362	2,079,127
Guaranty Bancshares, Inc.	3,134	81,077
Hallmark Financial Services, Inc.*	7,688	26,831
Hamilton Lane, Inc. Class A	48,197	3,247,032
Hanmi Financial Corporation	37,009	359,357
HBT Financial, Inc.	10,205	136,033
HCI Group, Inc.Δ	8,262	381,539
Heartland Financial USA, Inc.	8,176	273,405
Heritage Commerce Corporation	47,673	357,786
Heritage Financial CorporationΔ	8,485	169,700
Heritage Insurance Holdings, Inc.	23,550	308,270
Home Bancorp, Inc.Δ	1,552	41,516
HomeStreet, Inc.	32,929	810,383
HomeTrust Bancshares, Inc.Δ	11,524	184,384
Houlihan Lokey, Inc.	32,000	1,780,480
IBERIABANK Corporation	12,492	568,886
Independent Bank Corporation	38,991	1,821,858
Independent Bank Group, Inc.	26,012	1,054,006
James River Group Holdings, Ltd.	26,684	1,200,780
Kearny Financial CorporationΔ	10,492	85,825
Kemper Corporation	10,034	727,666
Lakeland Bancorp, Inc.	19,752	225,765
Lakeland Financial Corporation	3,812	177,601
LendingClub CorporationΔ*	121,005	550,573
LendingTree, Inc.Δ*	8,687	2,515,147
Live Oak Bancshares, Inc.Δ	29,634	429,989
Macatawa Bank Corporation	11,560	90,399
Marlin Business Services Corporation	4,174	35,312
Mercantile Bank Corporation	190	4,294
Merchants Bancorp	6,349	117,393
Meridian Bancorp, Inc.	17,936	208,058
Metropolitan Bank Holding Corporation*	4,954	158,924
MidWestOne Financial Group, Inc.	1,045	20,900
National Bankshares, Inc.	200	5,720
National General Holdings Corporation	44,899	970,267
Nicolet Bankshares, Inc.Δ*	5,591	306,387
NMI Holdings, Inc. Class A*	40,518	651,529
Northeast Bank	4,497	78,922
Northrim BanCorp, Inc.	4,037	101,490
OFG Bancorp	61,063	816,412
Old National BancorpΔ	107,600	1,480,576
Old Second Bancorp, Inc.	4,514	35,119
OP Bancorp	6,502	44,864
Origin Bancorp, Inc.Δ	3,050	67,100
Pacific Premier Bancorp, Inc.	47,544	1,030,754
Park National Corporation	5,848	411,582
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
PCSB Financial Corporation	10,789	$ 136,805
Peapack-Gladstone Financial Corporation	17,299	324,010
Peoples Bancorp, Inc.Δ	3,945	83,950
People's Utah BancorpΔ*	5,425	121,900
Preferred Bank	14,340	614,469
Primerica, Inc.	4,659	543,239
Professional Holding Corporation Class A*	2,396	33,257
ProSight Global, Inc.*	4,127	36,730
Protective Insurance Corporation Class B	3,760	56,663
QCR Holdings, Inc.	10,316	321,653
RBB BancorpΔ	11,664	159,214
Reinsurance Group of America, Inc.	6,528	512,056
Republic First Bancorp, Inc.*	19,263	47,002
Riverview Bancorp, Inc.	7,988	45,132
RLI Corporation	10,629	872,641
Select Bancorp, Inc.*	3,278	26,683
Selective Insurance Group, Inc.	65,039	3,430,157
Shore Bancshares, Inc.Δ	5,005	55,505
Sierra Bancorp	6,326	119,435
SmartFinancial, Inc.	5,811	94,022
South Plains Financial, Inc.Δ	984	14,012
South State Corporation	27,972	1,333,151
Southern First Bancshares, Inc.*	4,399	121,896
Southern Missouri Bancorp, Inc.	1,139	27,678
Spirit of Texas Bancshares, Inc.*	4,049	49,843
Stewart Information Services Corporation	23,422	761,449
Stifel Financial Corporation	35,345	1,676,413
Third Point Reinsurance, Ltd.*	80,178	602,137
TriCo Bancshares	13,295	404,833
TriState Capital Holdings, Inc.*	8,229	129,278
TrustCo Bank Corporation	89,740	568,054
UMB Financial Corporation	21,323	1,099,201
Umpqua Holdings Corporation	92,046	979,369
United Community Banks, Inc.	61,144	1,230,217
United Insurance Holdings Corporation	15,041	117,621
Universal Insurance Holdings, Inc.	24,922	442,366
Valley National Bancorp	146,884	1,148,633
Voya Financial, Inc.	7,877	367,462
Waddell & Reed Financial, Inc. Class AΔ	124,202	1,926,373
Washington Federal, Inc.	34,367	922,410
WesBanco, Inc.	48,766	990,437
WisdomTree Investments, Inc.	200,200	694,694
WSFS Financial Corporation	38,574	1,107,074
		79,358,641
Health Care — 16.5%
Acceleron Pharma, Inc.*	34,900	3,324,923
Adaptive Biotechnologies CorporationΔ*	57,900	2,801,202
Addus HomeCare CorporationΔ*	31,700	2,934,152
Aduro Biotech, Inc.Δ*	25,651	59,254
Agios Pharmaceuticals, Inc.Δ*	33,779	1,806,501
Aldeyra Therapeutics, Inc.*	15,028	62,667
	Shares	Value
Allscripts Healthcare Solutions, Inc.*	217,982	$1,475,738
AMAG Pharmaceuticals, Inc.Δ*	74,019	566,245
AnaptysBio, Inc.Δ*	4,804	107,321
Aptinyx, Inc.Δ*	11,096	46,270
Arcus Biosciences, Inc.*	45,000	1,113,300
AtriCure, Inc.*	38,600	1,735,070
Beyondspring, Inc.*	7,892	119,011
Blueprint Medicines Corporation*	31,726	2,474,628
Bridgebio Pharma, Inc.Δ*	36,100	1,177,221
Calithera Biosciences, Inc.*	11,891	62,785
Catalyst Biosciences, Inc.Δ*	9,826	57,679
ChemoCentryx, Inc.*	14,403	828,749
Chimerix, Inc.Δ*	85,046	263,643
Computer Programs and Systems, Inc.	12,546	285,923
Concert Pharmaceuticals, Inc.Δ*	36,376	361,941
CONMED Corporation	21,092	1,518,413
Cross Country Healthcare, Inc.*	38,486	237,074
CryoLife, Inc.*	60,676	1,163,159
CryoPort, Inc.Δ*	38,200	1,155,550
Cymabay Therapeutics, Inc.*	13,983	48,801
Deciphera Pharmaceuticals, Inc.*	20,400	1,218,288
Enanta Pharmaceuticals, Inc.*	7,854	394,349
Five Prime Therapeutics, Inc.*	35,434	216,147
GenMark Diagnostics, Inc.*	39,360	578,986
Global Blood Therapeutics, Inc.*	26,400	1,666,632
GlycoMimetics, Inc.*	17,602	66,184
Gossamer Bio, Inc.*	9,430	122,590
Harpoon Therapeutics, Inc.Δ*	3,656	60,690
Harvard Bioscience, Inc.Δ*	15,890	49,259
HealthEquity, Inc.*	30,000	1,760,100
HMS Holdings Corporation*	36,200	1,172,518
ICU Medical, Inc.*	794	146,342
ImmunoGen, Inc.*	17,849	82,105
Inspire Medical Systems, Inc.*	24,300	2,114,586
Intercept Pharmaceuticals, Inc.Δ*	20,200	967,782
iRhythm Technologies, Inc.Δ*	21,800	2,526,402
Jounce Therapeutics, Inc.Δ*	9,821	67,765
Lannett Co., Inc.Δ*	17,272	125,395
Legend Biotech Corporation ADR*	6,900	293,664
LHC Group, Inc.*	16,100	2,806,552
Ligand Pharmaceuticals, Inc.Δ*	21,185	2,369,542
Magellan Health, Inc.*	27,373	1,997,682
Menlo Therapeutics, Inc.Δ*	1,199	2,074
Merit Medical Systems, Inc.*	54,395	2,483,132
Molina Healthcare, Inc.*	2,787	496,030
Myriad Genetics, Inc.*	56,189	637,183
NanoString Technologies, Inc.Δ*	42,900	1,259,115
Natera, Inc.*	66,735	3,327,407
NuVasive, Inc.*	31,780	1,768,875
Orthofix Medical, Inc.*	11,138	356,416
Owens & Minor, Inc.Δ	75,468	575,066
Pacific Biosciences of California, Inc.Δ*	6,573	22,677
Phreesia, Inc.Δ*	80,400	2,273,712
Prestige Consumer Healthcare, Inc.*	54,075	2,031,057
PTC Therapeutics, Inc.*	61,683	3,129,795
Quidel Corporation*	7,847	1,755,688

See Notes to Financial Statements.

	Shares	Value
Repligen Corporation*	14,255	$ 1,762,061
Retrophin, Inc.*	111,079	2,267,122
Rubius Therapeutics, Inc.*	11,842	70,815
Savara, Inc.*	8,018	19,965
Shockwave Medical, Inc.Δ*	16,611	786,863
Silk Road Medical, Inc.*	35,400	1,482,906
Spectrum Pharmaceuticals, Inc.Δ*	101,497	343,060
Spero Therapeutics, Inc.Δ*	14,508	196,293
STAAR Surgical Co.*	32,700	2,012,358
Supernus Pharmaceuticals, Inc.*	52,156	1,238,705
Sutro Biopharma, Inc.*	5,845	45,357
Tabula Rasa HealthCare, Inc.Δ*	36,184	1,980,350
Tandem Diabetes Care, Inc.Δ*	27,900	2,759,868
Teladoc Health, Inc.Δ*	7,638	1,457,636
TransMedics Group, Inc.Δ*	11,382	203,965
Triple-S Management Corporation Class B*	1,854	35,263
Ultragenyx Pharmaceutical, Inc.*	39,974	3,126,766
United Therapeutics Corporation*	5,829	705,309
Vanda Pharmaceuticals, Inc.*	92,642	1,059,825
Varex Imaging Corporation*	46,678	707,172
		88,970,666
Industrials — 15.2%
ABM Industries, Inc.	54,075	1,962,922
AGCO Corporation	14,122	783,206
Albany International Corporation Class A	29,000	1,702,590
Ameresco, Inc. Class A*	12,453	345,944
Apogee Enterprises, Inc.	34,516	795,249
Applied Industrial Technologies, Inc.Δ	36,991	2,307,868
ArcBest Corporation	40,417	1,071,455
Arcosa, Inc.	34,585	1,459,487
Armstrong Flooring, Inc.*	3,287	9,828
ASGN, Inc.Δ*	63,087	4,206,641
Astec Industries, Inc.	18,245	844,926
Astronics Corporation*	50,281	530,967
Axon Enterprise, Inc.*	18,100	1,776,153
AZEK Co., Inc. (The)*	42,100	1,341,306
Barnes Group, Inc.	23,860	943,902
BMC Stock Holdings, Inc.*	64,971	1,633,371
Briggs & Stratton CorporationΔ	145,873	191,094
BrightView Holdings, Inc.Δ*	80,438	900,906
CAI International, Inc.*	4,766	79,402
Casella Waste Systems, Inc. Class A*	70,397	3,669,092
CIRCOR International, Inc.Δ*	34,200	871,416
Clean Harbors, Inc.*	47,700	2,861,046
Columbus McKinnon Corporation	53,559	1,791,549
Commercial Vehicle Group, Inc.*	38,978	112,646
DXP Enterprises, Inc.*	8,964	178,473
Echo Global Logistics, Inc.*	40,031	865,470
EMCOR Group, Inc.	41,718	2,759,228
ESCO Technologies, Inc.Δ	15,988	1,351,466
Exponent, Inc.	27,200	2,201,296
Federal Signal Corporation	68,674	2,041,678
Foundation Building Materials, Inc.*	10,947	170,883
Graham Corporation	4,531	57,725
Herc Holdings, Inc.*	28,728	882,811
	Shares	Value
Hub Group, Inc. Class A*	31,384	$ 1,502,038
Hyster-Yale Materials Handling, Inc.Δ	9,030	349,100
Insteel Industries, Inc.	1,620	30,893
Kadant, Inc.Δ	16,652	1,659,538
Kelly Services, Inc. Class A	27,444	434,027
L.B. Foster Co. Class A*	6,890	87,985
LSI Industries, Inc.Δ	15,938	103,119
Lydall, Inc.*	18,821	255,213
Manitowoc Co., Inc. (The)*	47,670	518,650
ManpowerGroup, Inc.	7,720	530,750
MasTec, Inc.*	35,322	1,584,898
Meritor, Inc.Δ*	7,555	149,589
Mobile Mini, Inc.	43,099	1,271,420
MRC Global, Inc.*	146,484	865,720
MYR Group, Inc.*	51,928	1,657,022
Orion Group Holdings, Inc.*	6,763	21,236
Park-Ohio Holdings CorporationΔ	8,734	144,897
Parsons CorporationΔ*	57,500	2,083,800
Patrick Industries, Inc.Δ	15,400	943,250
Pitney Bowes, Inc.Δ	380,112	988,291
Powell Industries, Inc.	10,164	278,392
Primoris Services Corporation	38,084	676,372
Proto Labs, Inc.Δ*	6,600	742,302
Quanex Building Products Corporation	23,885	331,524
Resideo Technologies, Inc.Δ*	54,201	635,236
REV Group, Inc.	45,998	280,588
Rexnord Corporation	157,136	4,580,514
Rush Enterprises, Inc. Class A	18,200	754,572
Terex Corporation	67,106	1,259,580
Tetra Tech, Inc.	26,435	2,091,537
TriNet Group, Inc.*	42,600	2,596,044
Triumph Group, Inc.	103,429	931,895
TrueBlue, Inc.*	64,345	982,548
Tutor Perini Corporation*	75,209	916,046
US Ecology, Inc.	37,111	1,257,321
Vectrus, Inc.*	14,753	724,815
Veritiv Corporation*	22,005	373,205
Wabash National CorporationΔ	53,374	566,832
Werner Enterprises, Inc.	27,311	1,188,848
WESCO International, Inc.*	22,061	774,545
WillScot CorporationΔ*	151,800	1,865,622
		81,691,770
Information Technology — 17.4%
2U, Inc.Δ*	40,800	1,548,768
ACI Worldwide, Inc.*	54,900	1,481,751
ADTRAN, Inc.	29,913	326,949
Alpha & Omega Semiconductor, Ltd.*	23,688	257,725
Ambarella, Inc.*	19,144	876,795
Arlo Technologies, Inc.*	134,349	346,620
Arrow Electronics, Inc.*	1,320	90,671
Avaya Holdings CorporationΔ*	76,574	946,455
Avnet, Inc.	14,308	398,979
Bel Fuse, Inc. Class B	11,103	119,135
Belden, Inc.	33,170	1,079,684
Benchmark Electronics, Inc.	56,760	1,226,016
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Bill.com Holdings, Inc.*	44,500	$4,014,345
Blackbaud, Inc.	10,971	626,225
Bottomline Technologies de, Inc.*	37,100	1,883,567
Box, Inc. Class A*	28,267	586,823
Brooks Automation, Inc.Δ	74,659	3,302,914
Cabot Microelectronics CorporationΔ	12,300	1,716,342
Calix, Inc.*	1,324	19,728
Casa Systems, Inc.Δ*	7,414	30,842
Cirrus Logic, Inc.*	32,548	2,010,815
Conduent, Inc.*	386,885	924,655
Daktronics, Inc.	35,414	154,051
DASAN Zhone Solutions, Inc.Δ*	7,017	62,662
Diebold Nixdorf, Inc.*	21,251	128,781
EMCORE CorporationΔ*	17,294	54,995
Envestnet, Inc.*	32,300	2,375,342
Evo Payments, Inc. Class A*	54,900	1,253,367
ExlService Holdings, Inc.*	68,064	4,315,258
I3 Verticals, Inc. Class AΔ*	62,600	1,893,650
II-VI, Inc.*	42,104	1,988,151
Infinera CorporationΔ*	152,787	904,499
J2 Global, Inc.*	52,365	3,309,992
KBR, Inc.	60,544	1,365,267
KVH Industries, Inc.*	900	8,037
Limelight Networks, Inc.*	37,179	273,637
Littelfuse, Inc.	15,800	2,695,954
MACOM Technology Solutions Holdings, Inc.*	11,338	389,460
MaxLinear, Inc.*	76,555	1,642,870
Medallia, Inc.Δ*	72,100	1,819,804
MKS Instruments, Inc.	15,500	1,755,220
NeoPhotonics Corporation*	67,019	595,129
NETGEAR, Inc.*	88,457	2,290,152
NetScout Systems, Inc.*	58,193	1,487,413
New Relic, Inc.*	41,700	2,873,130
NIC, Inc.	110,800	2,543,968
nLight, Inc.Δ*	48,000	1,068,480
Onto Innovation, Inc.*	58,400	1,987,936
Paylocity Holding Corporation*	16,300	2,378,007
PCTEL, Inc.*	4,453	29,746
Plantronics, Inc.Δ	39,314	577,130
Pluralsight, Inc. Class AΔ*	72,700	1,312,235
Priority Technology Holdings, Inc.Δ*	122,900	318,311
Q2 Holdings, Inc.Δ*	73,997	6,348,203
Rapid7, Inc.*	46,881	2,391,869
RealPage, Inc.*	26,500	1,722,765
Repay Holdings CorporationΔ*	81,800	2,014,734
Ribbon Communications, Inc.*	83,266	327,235
Rosetta Stone, Inc.*	85,635	1,443,806
Sailpoint Technologies Holdings, Inc.Δ*	73,600	1,948,192
ScanSource, Inc.*	6,621	159,500
SeaChange International, Inc.*	50,096	75,645
Semtech Corporation*	43,415	2,267,131
Silicon Laboratories, Inc.*	13,824	1,386,133
SMART Global Holdings, Inc.*	11,023	299,605
Smartsheet, Inc. Class A*	35,500	1,807,660
Super Micro Computer, Inc.Δ*	9,535	270,699
	Shares	Value
Synaptics, Inc.*	27,011	$ 1,623,901
Synchronoss Technologies, Inc.Δ*	74,136	261,700
Telenav, Inc.Δ*	36,205	198,765
Veeco Instruments, Inc.*	42,423	572,286
Xperi Holding Corporation	74,016	1,092,476
		93,880,743
Materials — 4.6%
AdvanSix, Inc.*	36,165	424,577
Ashland Global Holdings, Inc.	9,775	675,453
Balchem Corporation	14,539	1,379,170
Boise Cascade Co.	114,516	4,306,947
Coeur Mining, Inc.*	106,555	541,299
Element Solutions, Inc.*	18,719	203,101
Ferro CorporationΔ*	73,442	876,897
Intrepid Potash, Inc.*	7,125	7,054
Kaiser Aluminum Corporation	23,981	1,765,481
Kraton Corporation*	37,634	650,316
Minerals Technologies, Inc.	41,687	1,956,371
Neenah, Inc.	36,465	1,803,559
O-I Glass, Inc.	39,495	354,665
Olympic Steel, Inc.	15,057	176,920
PolyOne Corporation	90,200	2,365,946
Quaker Chemical CorporationΔ	10,730	1,992,024
Rayonier Advanced Materials, Inc.Δ*	12,383	34,796
Ryerson Holding Corporation*	18,175	102,325
Schnitzer Steel Industries, Inc. Class A	48,508	855,681
Stepan Co.	15,767	1,530,976
TimkenSteel CorporationΔ*	61,251	238,266
Trinseo SA	39,027	864,838
Verso Corporation Class A	7,061	84,450
Worthington Industries, Inc.	45,255	1,688,012
		24,879,124
Real Estate — 4.6%
Altisource Portfolio Solutions SAΔ*	715	10,539
American Assets Trust, Inc. REIT	37,680	1,049,011
Armada Hoffler Properties, Inc. REIT	117,322	1,167,354
Camden Property Trust REIT	6,149	560,912
CorEnergy Infrastructure Trust, Inc. REITΔ	26,108	238,888
CorePoint Lodging, Inc. REIT	48,817	205,520
Cousins Properties, Inc. REIT	20,732	618,436
CTO Realty Growth, Inc.Δ	5,637	222,661
EastGroup Properties, Inc. REIT	17,242	2,045,074
Equity Commonwealth REIT	10,972	353,298
First Industrial Realty Trust, Inc. REIT	47,294	1,817,981
Franklin Street Properties Corporation REITΔ	29,590	150,613
Front Yard Residential Corporation REIT	115,116	1,001,509
Investors Real Estate Trust REIT	17,267	1,217,151
Kennedy-Wilson Holdings, Inc.	170,225	2,590,824
Kite Realty Group Trust REIT	72,707	839,039
Lexington Realty Trust REIT	113,648	1,198,986
Mack-Cali Realty Corporation REITΔ	5,959	91,113

See Notes to Financial Statements.

	Shares	Value
National Health Investors, Inc. REIT	8,418	$ 511,141
National Storage Affiliates Trust REIT	15,399	441,335
New Senior Investment Group, Inc. REIT	41,989	152,000
Paramount Group, Inc. REIT	23,173	178,664
Pebblebrook Hotel Trust REIT	52,058	711,112
Physicians Realty Trust REIT	155,210	2,719,279
Piedmont Office Realty Trust, Inc. Class A REIT	96,060	1,595,557
Retail Opportunity Investments Corporation REIT	16,208	183,637
Retail Value, Inc. REIT	20,785	256,903
RPT Realty REIT	105,133	731,726
SITE Centers Corporation REIT	48,199	390,412
Spirit Realty Capital, Inc. REIT	14,630	510,002
Sunstone Hotel Investors, Inc. REIT	157,459	1,283,291
		25,043,968
Utilities — 2.3%
ALLETE, Inc.	1,785	97,479
Black Hills CorporationΔ	20,328	1,151,784
Genie Energy, Ltd. Class BΔ	5,353	39,398
Hawaiian Electric Industries, Inc.	9,243	333,303
NorthWestern Corporation	38,346	2,090,624
PNM Resources, Inc.Δ	11,825	454,553
Portland General Electric Co.	44,552	1,862,719
South Jersey Industries, Inc.Δ	96,356	2,407,936
Southwest Gas Holdings, Inc.Δ	19,233	1,328,039
Spire, Inc.	35,875	2,357,346
		12,123,181
Total Common Stocks (Cost $485,611,096)		489,282,102
FOREIGN COMMON STOCKS — 2.8%
France — 0.1%
Talend SA ADRΔ*	21,800	755,588
Germany — 0.3%
MorphoSys AG ADR*	52,000	1,646,840
Ireland — 0.2%
Adient PLC*	49,834	818,274
Prothena Corporation PLC*	38,289	400,503
Strongbridge Biopharma PLC*	29,449	111,317
		1,330,094
Israel — 0.2%
Tufin Software Technologies, Ltd.Δ*	85,700	818,435
Jersey — 1.3%
Mimecast, Ltd.Δ*	25,153	1,047,874
Quotient, Ltd.Δ*	146,400	1,083,360
WNS Holdings, Ltd. ADR*	87,134	4,790,627
		6,921,861
Netherlands — 0.2%
Wright Medical Group NVΔ*	41,041	1,219,739
Switzerland — 0.2%
CRISPR Therapeutics AG*	17,800	1,308,122
	Shares	Value
United Kingdom — 0.3%
LivaNova PLC*	28,056	$ 1,350,335
Total Foreign Common Stocks (Cost $15,619,856)		15,351,014
PREFERRED STOCK — 0.4%
CuriosityStream LLC
0.00 CONVΨ†††* (Cost $1,956,000)	195,600	1,956,000
Total Preferred Stocks (Cost $1,956,000)		1,956,000
MONEY MARKET FUNDS — 8.9%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	31,307,543	31,307,543
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	16,503,541	16,503,541
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	1,889	1,889
Total Money Market Funds (Cost $47,812,973)		47,812,973
TOTAL INVESTMENTS — 102.9% (Cost $550,999,925)		554,402,089
Liabilities in Excess of Other Assets — (2.9)%		(15,749,289)
NET ASSETS — 100.0%		$538,652,800
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	18.8
Health Care	17.8
Industrials	15.2
Financials	14.7
Consumer Discretionary	9.1
Money Market Funds	8.9
Real Estate	4.6
Materials	4.6
Communication Services	3.1
Utilities	2.3
Consumer Staples	2.0
Energy	1.8
102.9
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CME Russell 2000 Index E-Mini	09/2020	269	$19,335,720	$663,913
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$489,282,102	$489,282,102	$ —	$ —
Foreign Common Stocks	15,351,014	15,351,014	—	—
Money Market Funds	47,812,973	47,812,973	—	—
Preferred Stock	1,956,000	—	—	1,956,000
Total Assets - Investments in Securities	$554,402,089	$552,446,089	$ —	$1,956,000
Other Financial Instruments***
Futures Contracts	$ 663,913	$ 663,913	$ —	$ —
Total Assets - Other Financial Instruments	$ 663,913	$ 663,913	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the period ended June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2020.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCK — 0.1%
Health Care — 0.1%
BeiGene, Ltd. ADRΔ* (Cost $279,659)	1,805	$ 340,062
FOREIGN COMMON STOCKS — 95.5%
Australia — 6.6%
Afterpay, Ltd.*	13,840	597,718
AGL Energy, Ltd.	36,482	431,588
AMP, Ltd.*	113,756	147,192
Ampol, Ltd.	11,404	232,372
APA Group	53,822	416,169
ASX, Ltd.	12,087	718,431
Aurizon Holdings, Ltd.	137,275	467,130
AusNet Services	180,811	208,904
Australia & New Zealand Banking Group, Ltd.	146,614	1,902,338
BHP Group, Ltd.	150,276	3,741,556
BlueScope Steel, Ltd.	20,263	166,924
Brambles, Ltd.	90,382	685,312
CIMIC Group, Ltd.	2,882	48,431
Coca-Cola Amatil, Ltd.	71,598	431,268
Cochlear, Ltd.	3,288	431,678
Coles Group, Ltd.	75,057	892,230
Commonwealth Bank of Australia	86,026	4,154,570
Computershare, Ltd.	44,623	413,185
CSL, Ltd.	22,218	4,418,916
Dexus REIT	62,896	403,687
Evolution Mining, Ltd.	116,983	464,714
Fortescue Metals Group, Ltd.	82,232	799,433
Goodman Group REIT	95,455	984,927
GPT Group (The) REIT	130,876	380,210
Insurance Australia Group, Ltd.	151,186	606,764
Lendlease Group	34,784	300,647
Macquarie Group, Ltd.	19,417	1,611,458
Magellan Financial Group, Ltd.	5,400	220,512
Medibank Pvt., Ltd.	222,639	461,587
Mirvac Group REIT	247,355	373,655
National Australia Bank, Ltd.	162,373	2,057,650
Newcrest Mining, Ltd.	36,206	802,835
Northern Star Resources, Ltd.	45,766	431,620
Orica, Ltd.	36,339	420,247
Origin Energy, Ltd.	62,971	256,244
Qantas Airways, Ltd.	66,392	175,932
QBE Insurance Group, Ltd.	71,406	440,654
REA Group, Ltd.	5,388	406,004
Rio Tinto, Ltd.	19,363	1,325,854
Santos, Ltd.	107,596	399,889
Scentre Group REIT	252,947	384,010
SEEK, Ltd.	15,462	236,551
Sonic Healthcare, Ltd.	25,549	539,513
South32, Ltd.	201,814	285,713
Stockland REIT	85,681	198,677
Suncorp Group, Ltd.	85,021	546,337
Sydney Airport	85,801	338,621
Telstra Corporation, Ltd.	295,063	640,473
TPG Telecom, Ltd.*	15,539	95,439
Transurban Group	151,919	1,489,828
Tuas, Ltd.*	7,769	3,659
	Shares	Value
Unibail-Rodamco-WestfieldΔ	10,140	$ 28,899
Vicinity Centres REITΔ	137,781	138,099
Washington H Soul Pattinson & Co., Ltd.Δ	1,395	18,948
Wesfarmers, Ltd.	75,932	2,360,893
Westpac Banking Corporation	190,666	2,389,691
Woodside Petroleum, Ltd.	59,487	899,007
		44,424,793
Austria — 0.2%
ANDRITZ AG*	5,278	192,441
Erste Group Bank AG*	12,654	298,859
OMV AG*	10,806	364,637
Raiffeisen Bank International AG	17,854	319,110
Verbund AG	1,978	88,836
voestalpine AGΔ	4,506	97,309
		1,361,192
Belgium — 0.8%
Ageas SA/NV	8,844	313,429
Colruyt SA	5,111	280,898
Elia Group SA/NVΔ	3,556	386,861
Galapagos NV*	1,973	389,426
Groupe Bruxelles Lambert SA	5,551	464,952
KBC Group NV	13,105	752,899
Proximus SADP	7,723	157,372
Sofina SA	1,614	426,182
Solvay SA	4,910	393,909
Telenet Group Holding NV	6,213	255,996
UCB SA	7,331	850,737
Umicore SAΔ	9,507	448,769
		5,121,430
Denmark — 2.0%
Ambu A/S Class B	12,493	394,932
AP Moeller - Maersk A/S Class A	725	792,756
AP Moeller - Maersk A/S Class B	60	70,320
Chr. Hansen Holding A/S	9,414	971,011
Coloplast A/S Class B	7,502	1,169,322
Danske Bank A/SΔ*	52,273	698,809
Demant A/S*	13,113	347,509
DSV Panalpina A/S	11,994	1,473,283
Genmab A/S*	4,030	1,358,888
GN Store Nord A/S	11,286	604,144
H Lundbeck A/S	15,592	589,135
Novozymes A/S, B Shares	12,803	742,266
Orsted A/S 144A	13,824	1,595,309
Pandora A/S	15,048	821,839
Tryg A/S	14,443	419,632
Vestas Wind Systems A/S	12,338	1,263,446
		13,312,601
Finland — 1.2%
Elisa OYJ	7,229	439,896
Fortum OYJ	22,487	429,010
Kone OYJ Class B	17,299	1,193,102
Metso OYJΔ	1,554	51,070
Neste OYJ	23,301	915,172
Nokia OYJ	282,487	1,234,431

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Nordea Bank Abp*	165,319	$1,146,504
Orion OYJ Class B	7,634	370,206
Sampo OYJ, A Shares	22,968	791,702
Stora Enso OYJ, R Shares	39,220	469,438
UPM-Kymmene OYJ	27,891	807,855
Wartsila OYJ Abp	14,669	121,680
		7,970,066
France — 9.8%
Accor SA*	16,778	457,899
Aeroports de Paris	2,564	264,709
Air Liquide SA	24,987	3,612,792
Alstom SA	8,266	385,203
Amundi SA 144A*	3,229	253,843
Arkema SA	2,715	260,977
Atos SE*	4,922	421,979
AXA SAΔ*	94,288	1,984,096
BioMerieux	2,764	379,592
BNP Paribas SA*	56,855	2,271,586
Bollore SA	53,876	169,999
Bouygues SA*	11,283	386,494
Bureau Veritas SA*	15,449	327,665
Capgemini SE	7,893	910,864
Carrefour SAΔ	29,587	458,837
Casino Guichard Perrachon SAΔ*	6,135	227,291
Cie de St-Gobain*	30,007	1,082,682
Cie Generale des Etablissements Michelin SCAΔ	9,675	1,008,455
CNP Assurances*	6,718	77,918
Covivio REIT	3,117	226,087
Credit Agricole SA*	64,703	614,400
Danone SA*	35,410	2,457,921
Dassault Aviation SA*	92	84,410
Dassault Systemes SA	7,719	1,339,964
Edenred	13,509	592,480
Eiffage SA*	4,139	379,408
Electricite de France SA	30,955	287,791
Engie SA*	92,715	1,149,846
EssilorLuxottica SA*	16,549	2,128,342
Eurazeo SE*	3,083	158,423
Eurofins Scientific SE Millicom International Cellular SA SDRΔ	602	379,703
Faurecia SE*	3,831	150,515
Gecina SA REIT	2,894	357,430
Getlink SE*	33,090	478,506
Hermes International	2,203	1,849,656
ICADE REIT	2,606	181,972
Iliad SA	1,222	238,547
Ingenico Group*	2,895	465,152
Ipsen SA	3,144	266,711
JCDecaux SAΔ*	12,986	242,583
Kering SAΔ	4,371	2,389,710
Klepierre REITΔ	14,221	284,261
L’Oreal SAΔ*	13,107	4,230,242
La Francaise des Jeux SAEM 144A	13,590	420,042
Legrand SA	14,953	1,136,166
Natixis SA*	54,091	142,667
Orange SAΔ	111,352	1,331,544
	Shares	Value
Orpea	3,616	$ 417,660
Peugeot SA*	23,149	379,624
Publicis Groupe SA	10,125	328,911
Renault SA*	7,966	203,879
Safran SA*	17,283	1,738,520
Sanofi	59,791	6,097,767
Sartorius Stedim Biotech	1,344	340,754
Schneider Electric SE	28,797	3,203,285
SCOR SE*	5,564	153,668
SEB SAΔ	1,701	282,161
SES SA	12,769	87,249
Societe Generale SA*	43,102	720,652
Sodexo SA	8,013	543,345
Suez SA	19,394	227,949
Teleperformance	3,439	875,851
Thales SA	5,883	476,144
TOTAL SAΔ	125,180	4,826,744
Ubisoft Entertainment SA*	5,285	437,654
Valeo SAΔ	12,169	320,962
Veolia Environnement SA	34,427	777,402
Vinci SA	26,567	2,463,380
Vivendi SA	43,305	1,118,988
Wendel SE*	1,720	164,153
Worldline SA 144A*	8,642	753,492
		65,847,554
Germany — 8.3%
adidas AG*	10,242	2,700,322
Allianz SE	20,639	4,217,425
Aroundtown SA*	56,832	325,750
BASF SE	49,207	2,763,925
Bayerische Motoren Werke AG	20,141	1,285,816
Beiersdorf AG	7,547	858,202
Brenntag AG	7,869	417,215
Carl Zeiss Meditec AG*	3,097	301,562
Commerzbank AG*	39,511	176,095
Continental AG*	6,871	675,497
Covestro AG 144A*	8,920	339,747
Daimler AG*	40,518	1,648,429
Delivery Hero SE 144A*	7,307	750,921
Deutsche Bank AG*	106,092	1,012,128
Deutsche Boerse AG	10,390	1,880,349
Deutsche Lufthansa AG*	24,903	249,840
Deutsche Post AG*	55,483	2,037,329
Deutsche Telekom AG	179,835	3,017,495
Deutsche Wohnen SE	19,733	886,715
E.ON SE	119,749	1,351,688
Evonik Industries AG	13,302	338,802
Fraport AG Frankfurt Airport ServicesWorldwide*	2,669	116,915
Fresenius Medical Care AG & Co. KGaA*	12,487	1,074,255
Fresenius SE & Co. KGaA*	22,478	1,117,222
GEA Group AG	7,555	239,783
Hannover Rueck SE	3,483	601,947
HeidelbergCement AG	7,836	419,475
Henkel AG & Co. KGaA	8,135	680,577
HOCHTIEF AG	586	52,142

See Notes to Financial Statements.

	Shares	Value
Infineon Technologies AG	66,670	$ 1,562,224
KION Group AG*	3,162	194,684
Knorr-Bremse AG	2,858	290,046
LANXESS AG*	3,845	203,330
LEG Immobilien AG*	4,785	606,909
MTU Aero Engines AG*	2,932	510,463
Muenchener Rueckversicherungs-Gesellschaft AG	6,780	1,765,479
Nemetschek SE	5,616	385,888
Puma SE*	6,431	498,628
RWE AG	34,335	1,201,968
SAP SE	51,335	7,176,095
Scout24 AG 144A	6,998	541,420
Siemens AG	37,926	4,472,887
Siemens Healthineers AG 144A	9,703	466,405
Symrise AG	6,729	786,261
TeamViewer AG*	8,356	456,255
Telefonica Deutschland Holding AG	56,298	166,034
Uniper SE	8,857	285,808
United Internet AG	5,566	236,483
Vonovia SE	26,223	1,602,831
Zalando SE 144A*	8,326	590,651
		55,538,317
Hong Kong — 3.2%
AIA Group, Ltd.	608,600	5,695,038
Bank of East Asia, Ltd. (The)	70,050	160,575
BOC Hong Kong Holdings, Ltd.	203,500	651,586
CK Asset Holdings, Ltd.	142,500	854,543
CK Hutchison Holdings, Ltd.	149,000	964,862
CK Infrastructure Holdings, Ltd.	35,000	180,924
CLP Holdings, Ltd.	91,000	893,733
Hang Lung Properties, Ltd.	117,000	278,142
Hang Seng Bank, Ltd.	44,300	746,113
Henderson Land Development Co., Ltd.	142,275	542,594
HK Electric Investments & HK Electric Investments, Ltd. 144A	233,000	242,015
HKT Trust & HKT, Ltd.	253,000	371,270
Hong Kong & China Gas Co., Ltd.	637,275	990,433
Hong Kong Exchanges and Clearing, Ltd.	61,597	2,623,523
Kerry Properties, Ltd.	66,000	171,444
Link REIT	120,200	986,862
MTR Corporation, Ltd.	143,227	744,888
New World Development Co., Ltd.	135,466	643,204
NWS Holdings, Ltd.	21,399	18,614
PCCW, Ltd.	439,000	251,004
Power Assets Holdings, Ltd.	77,000	420,733
Sino Land Co., Ltd.	280,604	355,020
Sun Hung Kai Properties, Ltd.	83,000	1,060,345
Swire Pacific, Ltd. Class A	22,500	119,582
Swire Properties, Ltd.	63,800	162,892
Techtronic Industries Co., Ltd.	56,000	554,095
WH Group, Ltd. 144A	557,000	481,356
Wharf Real Estate Investment Co., Ltd.	38,000	182,423
	Shares	Value
Wheelock & Co., Ltd.	19,000	$ 150,185
		21,497,998
Ireland — 0.7%
CRH PLC	45,968	1,582,231
DCC PLC	5,616	468,620
James Hardie Industries PLC CDI	16,895	325,543
Kerry Group PLC Class A	8,753	1,087,362
Kingspan Group PLC	10,626	685,976
Smurfit Kappa Group PLC	17,166	576,876
		4,726,608
Israel — 0.6%
Azrieli Group, Ltd.	1,239	56,470
Bank Hapoalim BM	48,532	290,132
Bank Leumi Le-Israel BM	65,831	330,993
Check Point Software Technologies, Ltd.*	5,794	622,449
Elbit Systems, Ltd.	1,618	222,350
ICL Group, Ltd.	44,785	133,401
Israel Discount Bank, Ltd. Class A	52,953	161,506
Nice, Ltd.*	2,756	519,512
Teva Pharmaceutical Industries, Ltd. ADR*	65,101	802,695
Wix.com, Ltd.*	2,346	601,092
		3,740,600
Italy — 1.9%
Assicurazioni Generali SpA	54,200	823,313
Atlantia SpA*	29,878	483,287
DiaSorin SpAΔ	1,915	367,767
Enel SpA	393,766	3,405,465
Eni SpA	112,690	1,080,248
FinecoBank Banca Fineco SpA*	27,715	375,097
Intesa Sanpaolo SpA*	710,538	1,365,435
Leonardo SpA	20,334	135,553
Mediobanca Banca di Credito Finanziario SpA	21,353	154,196
Moncler SpA*	14,899	572,920
Nexi SpA 144A*	24,702	428,346
Pirelli & C SpA 144A*	23,808	101,287
Poste Italiane SpA 144A	25,999	227,108
Prysmian SpA	8,844	205,166
Recordati SpA	12,235	612,223
Snam SpAΔ	106,584	519,613
Telecom Italia SpA	623,814	245,992
Tenaris SA	20,917	135,932
Terna Rete Elettrica Nazionale SpAΔ	90,920	627,126
UniCredit SpA*	99,177	915,326
		12,781,400
Japan — 24.4%
ABC-Mart, Inc.	100	5,866
Acom Co., Ltd.	3,200	12,246
Advantest Corporation	10,700	610,654
Aeon Co., Ltd.	41,800	972,457
Aeon Mall Co., Ltd.	900	11,960
AGC, Inc.	7,200	206,421
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Aisin Seiki Co., Ltd.	5,800	$ 170,009
Ajinomoto Co., Inc.	31,600	524,401
Alfresa Holdings Corporation	12,100	253,632
ANA Holdings, Inc.*	7,400	169,112
Aozora Bank, Ltd.	500	8,719
Asahi Intecc Co., Ltd.	7,400	211,199
Asahi Kasei Corporation	73,700	603,293
Astellas Pharma, Inc.	106,900	1,785,183
Bandai Namco Holdings, Inc.	11,900	626,393
Bank of Kyoto, Ltd. (The)Δ	600	21,318
Benesse Holdings, Inc.	7,600	203,829
Bridgestone Corporation	31,300	1,010,222
Brother Industries, Ltd.	11,600	209,578
Calbee, Inc.	7,900	218,353
Canon, Inc.Δ	61,400	1,224,809
Casio Computer Co., Ltd.	2,100	36,636
Central Japan Railway Co.	7,300	1,129,005
Chubu Electric Power Co., Inc.	38,800	486,627
Chugai Pharmaceutical Co., Ltd.	34,200	1,831,068
Chugoku Electric Power Co., Inc. (The)	14,200	189,315
Coca-Cola Bottlers Japan Holdings, Inc.	26,600	482,431
Concordia Financial Group, Ltd.	55,000	176,828
CyberAgent, Inc.	5,700	280,176
Dai Nippon Printing Co., Ltd.	10,500	241,399
Daicel Corporation	3,100	24,026
Daifuku Co., Ltd.	5,500	481,977
Dai-ichi Life Holdings, Inc.	59,800	715,806
Daiichi Sankyo Co., Ltd.	31,200	2,551,898
Daikin Industries, Ltd.	13,000	2,103,400
Daito Trust Construction Co., Ltd.	3,500	322,565
Daiwa House Industry Co., Ltd.	24,600	580,927
Daiwa House REIT Investment Corporation	101	237,613
Daiwa Securities Group, Inc.	49,000	205,844
Denso Corporation	23,900	937,288
Dentsu Group, Inc.	10,700	253,821
Disco Corporation	1,500	365,833
East Japan Railway Co.	17,000	1,178,020
Eisai Co., Ltd.	13,800	1,096,395
Electric Power Development Co., Ltd.	8,700	164,921
ENEOS Holdings, Inc.	137,150	488,880
FamilyMart Co., Ltd.	15,400	264,386
FANUC Corporation	9,700	1,738,919
Fast Retailing Co., Ltd.	2,900	1,666,839
Fuji Electric Co., Ltd.Δ	2,700	74,315
FUJIFILM Holdings Corporation	21,200	907,396
Fujitsu, Ltd.	10,600	1,241,084
Fukuoka Financial Group, Inc.	5,700	90,122
GLP J-REIT	117	169,071
GMO Payment Gateway, Inc.	300	31,378
Hakuhodo DY Holdings, Inc.	25,700	306,728
Hamamatsu Photonics KK	6,400	278,686
Hankyu Hanshin Holdings, Inc.	13,100	442,495
Hikari Tsushin, Inc.	1,200	274,378
Hino Motors, Ltd.	2,100	14,248
Hirose Electric Co., Ltd.	605	66,434
	Shares	Value
Hisamitsu Pharmaceutical Co., Inc.	3,300	$ 178,384
Hitachi Metals, Ltd.	2,000	23,972
Hitachi, Ltd.	45,600	1,449,388
Honda Motor Co., Ltd.	77,400	1,980,950
Hoshizaki Corporation	2,100	179,992
Hoya Corporation	18,800	1,800,269
Hulic Co., Ltd.	26,200	247,355
Idemitsu Kosan Co., Ltd.	8,736	186,444
Iida Group Holdings Co., Ltd.	2,500	38,421
Inpex Corporation	43,600	272,250
Isetan Mitsukoshi Holdings, Ltd.Δ	12,100	69,636
Isuzu Motors, Ltd.	18,100	164,481
Ito En, Ltd.	10,900	615,292
ITOCHU Corporation	68,300	1,477,863
Japan Airlines Co., Ltd.	6,100	110,078
Japan Airport Terminal Co., Ltd.	400	17,069
Japan Exchange Group, Inc.	24,800	574,367
Japan Post Holdings Co., Ltd.	91,500	653,006
Japan Post Insurance Co., Ltd.	12,400	163,387
Japan Prime Realty Investment Corporation REIT	9	26,403
Japan Real Estate Investment Corporation REITΔ	46	236,077
Japan Retail Fund Investment Corporation REIT	40	50,031
JFE Holdings, Inc.	23,900	172,785
JGC Holdings Corporation	11,500	121,267
JSR Corporation	2,200	42,680
JTEKT CorporationΔ	2,600	20,301
Kajima Corporation	17,500	209,245
Kakaku.com, Inc.	3,900	99,350
Kansai Electric Power Co., Inc. (The)	34,300	332,366
Kansai Paint Co., Ltd.	12,800	270,486
Kao Corporation	24,200	1,920,459
KDDI Corporation	80,200	2,392,939
Keihan Holdings Co., Ltd.	4,100	183,103
Keikyu CorporationΔ	14,200	217,290
Keio Corporation	7,300	417,780
Keisei Electric Railway Co., Ltd.	1,500	47,011
Keyence Corporation	9,300	3,897,272
Kikkoman Corporation	13,800	666,507
Kintetsu Group Holdings Co., Ltd.	11,300	507,025
Kobayashi Pharmaceutical Co., Ltd.	2,300	202,226
Koito Manufacturing Co., Ltd.	4,300	173,976
Komatsu, Ltd.	38,400	786,452
Konami Holdings Corporation	5,500	183,529
Kose Corporation	1,400	169,466
Kubota Corporation	43,300	647,714
Kuraray Co., Ltd.	7,300	76,393
KuritaWater Industries, Ltd.	900	25,036
Kyocera Corporation	16,300	889,729
Kyowa Kirin Co., Ltd.	13,300	350,119
Kyushu Electric Power Co., Inc.	24,000	201,148
Kyushu Railway Co.	11,000	285,821
Lasertec Corporation	2,400	226,873
Lawson, Inc.	3,900	196,172
LINE Corporation*	5,200	261,712
Lion Corporation	11,600	278,999

See Notes to Financial Statements.

	Shares	Value
LIXIL Group Corporation	11,900	$ 167,127
M3, Inc.	21,500	913,344
Makita Corporation	7,900	287,279
Marubeni Corporation	64,200	291,622
Marui Group Co., Ltd.	6,200	112,154
Maruichi Steel Tube, Ltd.	400	9,970
Mazda Motor Corporation	20,700	125,067
McDonald’s Holdings Co. Japan, Ltd.Δ	8,800	475,619
Medipal Holdings Corporation	4,500	86,853
MEIJI Holdings Co., Ltd.	8,000	636,609
MINEBEA MITSUMI, Inc.	13,700	249,719
MISUMI Group, Inc.	9,900	248,573
Mitsubishi Chemical Holdings Corporation	60,200	351,066
Mitsubishi Corporation	77,900	1,646,161
Mitsubishi Electric Corporation	91,900	1,200,331
Mitsubishi Estate Co., Ltd.	63,800	950,736
Mitsubishi Gas Chemical Co., Inc.	5,500	83,652
Mitsubishi Heavy Industries, Ltd.	13,700	323,458
Mitsubishi UFJ Financial Group, Inc.	620,000	2,440,026
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,900	185,625
Mitsui & Co., Ltd.	81,900	1,213,481
Mitsui Chemicals, Inc.	9,400	196,611
Mitsui Fudosan Co., Ltd.	49,800	884,684
Mizuho Financial Group, Inc.	1,187,900	1,461,170
MonotaRO Co., Ltd.	4,000	160,714
MS&AD Insurance Group Holdings, Inc.	24,300	669,191
Murata Manufacturing Co., Ltd.	27,700	1,632,874
Nabtesco Corporation	3,800	117,599
Nagoya Railroad Co., Ltd.	9,600	270,580
NEC Corporation	15,600	749,513
Nexon Co., Ltd.	18,700	421,805
NGK Spark Plug Co., Ltd.	4,500	64,678
NH Foods, Ltd.	6,500	261,564
Nidec Corporation	20,800	1,401,271
Nihon M&A Center, Inc.	5,400	245,581
Nikon Corporation	13,200	110,858
Nintendo Co., Ltd.	5,800	2,592,999
Nippon Building Fund, Inc. REIT	69	392,967
Nippon Express Co., Ltd.	4,000	207,414
Nippon Paint Holdings Co., Ltd.Δ	7,300	532,439
Nippon Prologis REIT, Inc.	121	367,675
Nippon Shinyaku Co., Ltd.	3,000	244,868
Nippon Steel Corporation	49,400	466,803
Nippon Telegraph & Telephone Corporation	61,300	1,428,256
Nissan Chemical Corporation	5,900	303,548
Nissan Motor Co., Ltd.	82,800	307,059
Nisshin Seifun Group, Inc.	15,300	228,453
Nissin Foods Holdings Co., Ltd.	4,300	380,979
Nitori Holdings Co., Ltd.	5,200	1,019,559
Nitto Denko Corporation	7,100	402,500
Nomura Holdings, Inc.	160,800	722,569
Nomura Real Estate Master Fund, Inc. REIT	184	220,376
Nomura Research Institute, Ltd.	17,157	468,605
	Shares	Value
NTT Data Corporation	29,300	$ 327,585
NTT DOCOMO, Inc.	52,900	1,404,390
Obayashi Corporation	26,400	248,199
Obic Co., Ltd.	3,600	634,460
Odakyu Electric Railway Co., Ltd.	15,900	390,469
Oji Holdings Corporation	31,000	144,626
Olympus Corporation	54,000	1,039,635
Omron Corporation	8,300	555,919
Ono Pharmaceutical Co., Ltd.	33,900	989,423
Oracle Corporation	700	83,029
Oriental Land Co., Ltd.	11,700	1,546,110
ORIX Corporation	76,900	954,887
Orix JREIT, Inc.Δ	119	156,858
Osaka Gas Co., Ltd.	14,000	276,738
Otsuka Corporation	6,900	364,428
Otsuka Holdings Co., Ltd.	26,100	1,137,489
Pan Pacific International Holdings Corporation	26,100	574,636
Panasonic Corporation	112,600	987,395
Park24 Co., Ltd.Δ	7,600	130,302
PeptiDream, Inc.Δ*	5,900	271,845
Persol Holdings Co., Ltd.	9,400	129,597
Pigeon CorporationΔ	6,500	251,583
Pola Orbis Holdings, Inc.	7,300	127,447
Rakuten, Inc.	35,400	312,688
Recruit Holdings Co., Ltd.	62,200	2,139,071
Renesas Electronics Corporation*	45,200	232,346
Resona Holdings, Inc.	92,600	316,867
Ricoh Co., Ltd.	52,300	375,283
Rinnai Corporation	2,600	217,732
Rohm Co., Ltd.	3,100	206,123
Ryohin Keikaku Co., Ltd.	11,000	156,459
Santen Pharmaceutical Co., Ltd.	34,300	631,444
SBI Holdings, Inc.	9,400	203,985
Secom Co., Ltd.	11,500	1,009,041
Seibu Holdings, Inc.	13,200	143,777
Seiko Epson Corporation	17,200	197,038
Sekisui Chemical Co., Ltd.	16,800	240,706
Sekisui House, Ltd.	31,600	603,312
Seven & i Holdings Co., Ltd.	40,100	1,311,812
SG Holdings Co., Ltd.	7,100	231,699
Sharp Corporation	9,500	101,883
Shimadzu Corporation	15,100	403,128
Shimamura Co., Ltd.	200	13,546
Shimano, Inc.	3,200	615,324
Shimizu Corporation	26,800	220,781
Shin-Etsu Chemical Co., Ltd.	17,900	2,100,771
Shinsei Bank, Ltd.	400	4,838
Shionogi & Co., Ltd.	15,100	947,274
Shiseido Co., Ltd.	23,000	1,465,575
Showa Denko KK	5,600	126,400
SMC Corporation	3,000	1,541,763
Softbank Corporation	88,600	1,129,316
SoftBank Group CorporationΔ	76,500	3,857,717
Sohgo Security Services Co., Ltd.	600	28,016
Sompo Holdings, Inc.	18,400	633,427
Sony Corporation	65,400	4,514,574
Sony Financial Holdings, Inc.	4,600	111,067
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Square Enix Holdings Co., Ltd.	4,200	$ 212,789
Subaru Corporation	30,200	632,378
SUMCO Corporation	14,200	218,313
Sumitomo Chemical Co., Ltd.	51,000	153,449
Sumitomo Corporation	71,400	821,203
Sumitomo Dainippon Pharma Co., Ltd.	12,500	173,220
Sumitomo Electric Industries, Ltd.	34,000	392,214
Sumitomo Metal Mining Co., Ltd.	9,900	278,881
Sumitomo Mitsui Financial Group, Inc.	65,400	1,845,706
Sumitomo Mitsui Trust Holdings, Inc.	13,800	388,889
Sumitomo Realty & Development Co., Ltd.	18,000	496,848
Sumitomo Rubber Industries, Ltd.	15,700	155,501
Sundrug Co., Ltd.	6,600	218,432
Suntory Beverage & Food, Ltd.	26,800	1,045,689
Suzuken Co., Ltd.	1,900	70,983
Suzuki Motor Corporation	19,400	662,435
Sysmex Corporation	7,300	560,360
T&D Holdings, Inc.	22,500	193,257
Taiheiyo Cement Corporation	7,100	164,962
Taisei Corporation	11,000	400,907
Taisho Pharmaceutical Holdings Co., Ltd.	5,400	331,382
Taiyo Nippon Sanso Corporation	1,200	20,067
Takeda Pharmaceutical Co., Ltd.	84,536	3,037,207
TDK Corporation	7,200	716,770
Teijin, Ltd.	2,600	41,396
Terumo Corporation	35,700	1,358,841
TIS, Inc.	19,500	412,866
Tobu Railway Co., Ltd.	10,900	360,130
Toho Co., Ltd.	2,900	104,751
Toho Gas Co., Ltd.Δ	3,400	169,941
Tohoku Electric Power Co., Inc.	19,200	182,392
Tokio Marine Holdings, Inc.	32,100	1,405,114
Tokyo Electric Power Co. Holdings, Inc.*	56,100	172,574
Tokyo Electron, Ltd.	7,700	1,899,927
Tokyo Gas Co., Ltd.	20,300	486,076
Tokyu Corporation	36,400	512,452
Tokyu Fudosan Holdings Corporation	34,600	162,775
Toppan Printing Co., Ltd.	14,000	234,065
Toray Industries, Inc.	85,700	404,506
Toshiba Corporation	16,900	542,148
Tosoh Corporation	16,800	230,780
TOTO, Ltd.	6,700	257,605
Toyo Suisan Kaisha, Ltd.	4,200	234,670
Toyoda Gosei Co., Ltd.	500	10,447
Toyota Industries Corporation	5,300	281,709
Toyota Motor Corporation	104,116	6,547,240
Toyota Tsusho Corporation	7,800	198,910
Trend Micro, Inc.	4,300	240,303
Tsuruha Holdings, Inc.	1,900	262,415
Unicharm Corporation	24,000	984,300
United Urban Investment Corporation REIT	156	168,020
USS Co., Ltd.	15,500	248,471
	Shares	Value
Welcia Holdings Co., Ltd.	2,300	$ 185,810
West Japan Railway Co.	7,800	437,494
Yakult Honsha Co., Ltd.	4,900	288,287
Yamada Denki Co., Ltd.	39,400	195,440
Yamaha Corporation	5,400	254,691
Yamato Holdings Co., Ltd.	10,600	230,099
Yamazaki Baking Co., Ltd.	7,200	123,676
Yaskawa Electric Corporation	9,000	312,868
Yokogawa Electric Corporation	2,500	39,172
Yokohama Rubber Co., Ltd. (The)	1,000	14,140
Z Holdings Corporation	146,400	718,491
ZOZO, Inc.	5,700	127,065
		164,417,144
Jersey — 0.6%
Experian PLC	47,391	1,663,370
Ferguson PLC	10,029	820,037
Glencore PLC*	516,891	1,101,084
WPP PLC	75,700	590,181
		4,174,672
Netherlands — 5.0%
ABN AMRO Bank NV CVA 144A	19,173	164,996
Adyen NV 144A*	879	1,279,380
Aegon NV	91,686	271,021
AerCap Holdings NV*	7,106	218,865
Airbus SE*	30,567	2,190,243
Akzo Nobel NVΔ	11,693	1,050,507
Altice Europe NV*	41,822	161,748
ArcelorMittal SA*	27,312	289,285
ASML Holding NV	20,949	7,663,421
CNH Industrial NVΔ*	43,467	305,382
EXOR NV	7,115	408,382
Ferrari NV	5,605	960,111
Fiat Chrysler Automobiles NV*	57,382	580,597
ING Groep NV	182,403	1,271,515
Just Eat Takeaway.com NV 144AΔ*	6,944	725,822
Koninklijke Ahold Delhaize NV	58,297	1,588,830
Koninklijke DSM NV	8,978	1,246,308
Koninklijke KPN NV	232,251	617,768
Koninklijke Philips NV*	48,889	2,280,560
Koninklijke Vopak NV	4,650	245,959
NN Group NV	12,223	410,788
Prosus NV*	26,477	2,461,259
QIAGEN NV*	14,497	624,458
Randstad NV	7,963	356,066
STMicroelectronics NV	37,806	1,030,527
Unibail-Rodamco-Westfield REITΔ	6,095	343,556
Unilever NV	75,394	4,019,841
Wolters Kluwer NV	14,668	1,145,655
		33,912,850
New Zealand — 0.3%
a2 Milk Co., Ltd.*	45,565	596,434
Auckland International Airport, Ltd.	67,484	286,994
Fisher & Paykel Healthcare Corporation, Ltd.	33,637	774,889
Meridian Energy, Ltd.	83,938	261,661

See Notes to Financial Statements.

	Shares	Value
Ryman Healthcare, Ltd.	22,949	$ 194,699
Spark New Zealand, Ltd.	86,942	257,232
		2,371,909
Norway — 0.6%
DNB ASA*	42,506	567,349
Equinor ASA	57,972	835,126
Gjensidige Forsikring ASA*	19,578	361,727
Mowi ASA	26,051	496,576
Norsk Hydro ASA*	56,215	156,833
Orkla ASA	60,619	532,210
Schibsted ASA, B Shares*	13,134	310,233
Telenor ASA	45,524	664,690
Yara International ASA	10,434	363,753
		4,288,497
Papua New Guinea — 0.0%
Oil Search, Ltd.	96,983	214,930
Portugal — 0.2%
EDP - Energias de Portugal SA	143,115	683,126
Galp Energia SGPS SA	27,004	313,246
Jeronimo Martins SGPS SA*	14,871	260,242
		1,256,614
Singapore — 1.2%
Ascendas REIT	144,607	331,788
CapitaLand Commercial Trust REIT	41,879	51,254
CapitaLand Mall Trust REIT	117,500	166,724
CapitaLand, Ltd.*	199,700	421,895
Dairy Farm International Holdings, Ltd.	17,300	80,838
DBS Group Holdings, Ltd.	87,612	1,318,283
Hongkong Land Holdings, Ltd.	79,400	330,266
Jardine Cycle & Carriage, Ltd.	8,811	128,584
Jardine Matheson Holdings, Ltd.	12,200	510,092
Jardine Strategic Holdings, Ltd.	7,400	159,626
Keppel Corporation, Ltd.	93,500	402,697
Oversea-Chinese Banking Corporation, Ltd.	132,443	863,236
Singapore Airlines, Ltd.	234,750	633,643
Singapore Exchange, Ltd.	32,300	194,371
Singapore Technologies Engineering, Ltd.	16,100	38,427
Singapore Telecommunications, Ltd.	431,500	767,594
Suntec REIT	26,900	27,480
United Overseas Bank, Ltd.	53,959	788,442
UOL Group, Ltd.	7,561	37,175
Venture Corporation, Ltd.	10,300	120,373
Wilmar International, Ltd.	188,000	556,061
Yangzijiang Shipbuilding Holdings, Ltd.	88,700	59,712
		7,988,561
Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	16,162	415,346
Aena SME SA 144A*	3,930	525,605
Amadeus IT Group SA	22,411	1,176,626
Banco Bilbao Vizcaya Argentaria SA	291,811	1,004,696
Banco Santander SA	811,780	1,985,989
	Shares	Value
Bankinter SA	24,002	$ 115,045
CaixaBank SA	130,072	278,261
Cellnex Telecom SA 144AΔ*	11,970	731,101
Enagas SAΔ	17,674	432,369
Endesa SAΔ	13,556	336,273
Ferrovial SA	27,777	742,479
Grifols SAΔ	15,393	468,071
Iberdrola SA	293,592	3,427,594
Industria de Diseno Textil SA	64,732	1,717,564
Mapfre SA	10,729	19,159
Naturgy Energy Group SAΔ	20,649	385,495
Red Electrica Corporation SAΔ	23,715	443,697
Repsol SA	79,833	705,403
Siemens Gamesa Renewable Energy SAΔ*	6,866	122,249
Telefonica SA	228,227	1,091,559
		16,124,581
Sweden — 2.7%
Alfa Laval AB*	9,705	214,094
Assa Abloy AB, B Shares	55,581	1,137,604
Atlas Copco AB, A Shares	35,615	1,516,681
Boliden ABΔ	9,794	224,639
Electrolux AB, Series B	13,970	235,044
Epiroc AB, A Shares	8,156	102,198
Epiroc AB, B Shares	46,082	565,939
Essity AB, B Shares*	44,371	1,438,570
Hennes & Mauritz AB, B SharesΔ	49,643	724,604
Hexagon AB, B Shares*	13,938	818,517
Husqvarna AB, B Shares	23,565	193,941
ICA Gruppen AB	5,526	262,676
Industrivarden AB, C Shares*	8,930	203,550
Investor AB, B Shares	26,115	1,385,346
Kinnevik AB Class B	16,349	431,570
L E Lundbergforetagen AB, B Shares*	5,888	268,397
Lundin Energy AB	8,084	197,295
Nibe Industrier AB, B Shares*	13,025	288,892
Sandvik AB*	58,653	1,104,187
Securitas AB, B Shares*	14,981	202,576
Skandinaviska Enskilda Banken AB, A Shares*	83,522	725,017
Skanska AB, B Shares*	13,311	271,748
SKF AB, B Shares	13,321	249,016
Svenska Cellulosa AB SCA, B Shares*	42,349	506,544
Svenska Handelsbanken AB, A Shares*	65,615	623,036
Swedbank AB, A Shares*	47,217	606,308
Tele2 AB, B Shares	19,177	255,281
Telefonaktiebolaget LM Ericsson, B Shares	152,650	1,414,998
Telia Co. AB	126,527	473,363
Volvo AB, B Shares*	76,978	1,211,241
		17,852,872
Switzerland — 10.2%
ABB, Ltd.	91,674	2,079,435
Adecco Group AG	8,557	403,339
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Alcon, Inc.*	19,678	$ 1,130,683
Baloise Holding AG	2,117	318,927
Banque Cantonale Vaudoise	1,540	149,969
Barry Callebaut AG	352	671,911
Chocoladefabriken Lindt & Spruengli AG	7	603,797
Cie Financiere Richemont SA	30,211	1,948,619
Coca-Cola HBC AG*	19,942	499,210
Credit Suisse Group AG	124,795	1,298,476
EMS-Chemie Holding AG	485	376,798
Geberit AG	1,994	1,000,462
Givaudan SA	437	1,633,493
Julius Baer Group, Ltd.	11,052	464,157
Kuehne + Nagel International AG*	1,638	272,839
LafargeHolcim, Ltd.*	1,494	64,876
LafargeHolcim, Ltd. (Swiss Exchange)*	19,045	839,047
Logitech International SA	9,497	622,333
Lonza Group AG	3,814	2,020,267
Nestle SA	152,984	16,961,432
Novartis AG	103,647	9,029,837
Partners Group Holding AG	915	833,284
Roche Holding AG	36,301	12,576,465
Schindler Holding AG	3,024	716,002
SGS SA	333	815,732
Sika AG	6,515	1,255,913
Sonova Holding AG*	2,443	489,028
Straumann Holding AG	601	519,557
Swatch Group AG (The)	15,046	591,693
Swiss Life Holding AG	1,166	433,774
Swiss Prime Site AG	4,727	438,502
Swiss Re AG	14,300	1,108,744
Swisscom AG	1,391	729,442
Temenos AG	3,832	595,585
UBS Group AG	188,589	2,178,026
Vifor Pharma AG	2,839	429,504
Zurich Insurance Group AG	7,246	2,567,479
		68,668,637
United Kingdom — 12.6%
3i Group PLC	54,344	559,580
Admiral Group PLC	7,823	221,852
Anglo American PLC	60,164	1,386,974
Antofagasta PLC	23,560	272,692
Ashtead Group PLC	21,261	717,198
Associated British Foods PLC	28,326	669,745
AstraZeneca PLC	68,160	7,093,711
Auto Trader Group PLC 144A	39,162	254,974
AVEVA Group PLC	4,634	234,959
Aviva PLC	252,843	856,980
BAE Systems PLC	180,364	1,078,480
Barclays PLC	927,489	1,308,500
Barratt Developments PLC	50,118	308,032
Berkeley Group Holdings PLC	6,733	346,751
BHP Group PLC	110,955	2,270,480
BP PLC	990,374	3,794,166
British Land Co. PLC (The) REIT	31,612	151,215
BT Group PLC	453,308	641,091
	Shares	Value
Bunzl PLC	13,047	$ 349,961
Burberry Group PLC	40,520	800,679
Coca-Cola European Partners PLC	15,904	600,535
Compass Group PLC	98,923	1,361,028
Croda International PLC	8,758	568,840
Direct Line Insurance Group PLC	64,437	216,061
GlaxoSmithKline PLC	278,527	5,626,160
Halma PLC	23,059	656,956
Hargreaves Lansdown PLC	13,678	275,832
Hikma Pharmaceuticals PLC	18,236	500,416
HSBC Holdings PLC	1,018,435	4,733,267
Informa PLC	87,112	503,659
InterContinental Hotels Group PLC	14,742	650,788
Intertek Group PLC	8,134	547,834
ITV PLC	231,678	214,123
J Sainsbury PLC	118,172	305,824
JD Sports Fashion PLC	19,923	153,341
Johnson Matthey PLC	13,222	344,353
Kingfisher PLC	173,177	476,442
Land Securities Group PLC REIT	42,490	290,318
Legal & General Group PLC	311,903	850,324
Lloyds Banking Group PLC	3,505,062	1,352,115
London Stock Exchange Group PLC	17,333	1,802,549
M&G PLC	116,852	242,637
Melrose Industries PLC	264,795	373,240
Mondi PLC	41,985	785,328
National Grid PLC	197,949	2,415,056
Next PLC	7,706	466,560
Ocado Group PLC*	22,804	573,073
Pearson PLCΔ	41,042	292,170
Persimmon PLC*	22,094	625,295
Prudential PLC	126,748	1,909,847
Reckitt Benckiser Group PLC	37,981	3,494,193
RELX PLC	105,410	2,439,795
Rentokil Initial PLC	101,023	638,786
Rio Tinto PLC	58,556	3,295,330
Rolls-Royce Holdings PLC*	96,721	341,484
Royal Bank of Scotland Group PLC	286,152	429,584
Royal Dutch Shell PLC, A Shares	196,480	3,145,893
Royal Dutch Shell PLC, B Shares	190,228	2,883,912
RSA Insurance Group PLC	43,200	218,784
Sage Group PLC (The)	68,811	571,196
Schroders PLC	6,913	252,309
Segro PLC REIT	71,796	794,062
Severn Trent PLC	9,681	296,275
Smith & Nephew PLC	46,538	867,172
Smiths Group PLC	26,226	458,481
Spirax-Sarco Engineering PLC	4,987	613,949
SSE PLC	57,080	966,543
St. James’s Place PLC	34,873	410,053
Standard Chartered PLC	155,394	842,359
Standard Life Aberdeen PLC	114,480	379,352
Taylor Wimpey PLC	203,676	359,490
Tesco PLC	572,351	1,609,831
Unilever PLC	62,851	3,390,250
United Utilities Group PLC	27,605	310,190
Vodafone Group PLC	1,401,802	2,228,529

See Notes to Financial Statements.

	Shares	Value
Whitbread PLCΔ	15,331	$ 421,794
Wm Morrison Supermarkets PLC	146,161	344,317
		85,035,904
Total Foreign Common Stocks (Cost $672,473,837)		642,629,730
FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
FUCHS PETROLUB SE
2.66%◊	3,828	153,862
Henkel AG & Co. KGaA
2.20%◊	11,912	1,111,315
Porsche Automobil Holding SE
5.86%◊	9,371	542,756
Sartorius AG
0.12%◊	1,809	597,057
Volkswagen AG
4.79%◊*	12,052	1,831,906
		4,236,896
Total Foreign Preferred Stocks (Cost $4,286,734)		4,236,896
RIGHTS — 0.0%
ACS Actividades de Construccion y Servicios SA*	16,162	25,212
Repsol SAΔ*	79,833	38,864
Telefonica SAΔ*	228,227	44,898
Total Rights (Cost $118,926)		108,974
MONEY MARKET FUNDS — 5.4%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	18,393,235	18,393,235
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	18,029,669	$ 18,029,669
Total Money Market Funds (Cost $36,422,904)		36,422,904
TOTAL INVESTMENTS — 101.6% (Cost $713,582,060)		683,738,566
Liabilities in Excess of Other Assets — (1.6)%		(10,842,767)
NET ASSETS — 100.0%		$672,895,799
PORTFOLIO SUMMARY (based on net assets)
%
Financials	15.5
Industrials	14.5
Health Care	14.3
Consumer Discretionary	10.5
Consumer Staples	9.8
Information Technology	8.7
Materials	7.2
Communication Services	5.3
Money Market Funds	5.4
Utilities	4.1
Energy	3.2
Real Estate	3.1
Rights	—**
101.6
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	09/2020	234	$20,807,280	$(111,957)
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$ 340,062	$ 340,062	$ —	$ —
Foreign Common Stocks:
Australia	44,424,793	99,098	44,325,695	—
Denmark	13,312,601	1,595,309	11,717,292	—
Germany	55,538,317	456,255	55,082,062	—
Hong Kong	21,497,998	643,204	20,854,794	—
Israel	3,740,600	2,026,236	1,714,364	—
Netherlands	33,912,850	8,256,136	25,656,714	—
United Kingdom	85,035,904	600,535	84,435,369	—
Other ^^	385,166,667	—	385,166,667	—
Total Foreign Common Stocks	642,629,730	13,676,773	628,952,957	—
Foreign Preferred Stocks	4,236,896	—	4,236,896	—
Money Market Funds	36,422,904	36,422,904	—	—
Rights	108,974	—	108,974	—
Total Assets - Investments in Securities	$683,738,566	$50,439,739	$633,298,827	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (111,957)	$ (111,957)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (111,957)	$ (111,957)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 2.8%
Consumer Discretionary — 1.7%
Alibaba Group Holding, Ltd.*	27,240	$ 735,039
Lululemon Athletica, Inc.*	32,016	9,989,312
MercadoLibre, Inc.Δ*	8,326	8,207,521
Trip.com Group, Ltd. ADR*	41,600	1,078,272
		20,010,144
Health Care — 1.1%
Mettler-Toledo International, Inc.*	5,722	4,609,357
ResMed, Inc.	41,745	8,015,040
		12,624,397
Materials — 0.0%
APERAM SA	2,609	73,142
Total Common Stocks (Cost $21,958,734)		32,707,683
FOREIGN COMMON STOCKS — 92.8%
Australia — 3.0%
Afterpay, Ltd.*	8,651	373,617
AMP, Ltd.*	1,401,511	1,813,451
Ampol, Ltd.	5,172	105,386
Ansell, Ltd.	11,290	286,991
ASX, Ltd.‡‡	2,303	136,886
Aurizon Holdings, Ltd.	162,210	551,981
Australia & New Zealand Banking Group, Ltd.	12,329	159,971
Beach Energy, Ltd.	166,142	177,493
BHP Group, Ltd.‡‡	35,868	893,038
BlueScope Steel, Ltd.‡‡	287,237	2,366,215
Brambles, Ltd.	238,272	1,806,672
Challenger, Ltd.	45,483	140,850
CIMIC Group, Ltd.‡‡	61,828	1,038,995
Cochlear, Ltd.	624	81,924
Coles Group, Ltd.	36,690	436,148
CSL, Ltd.	45,272	9,004,102
Dexus REIT‡‡	55,775	357,982
Evolution Mining, Ltd.‡‡	148,430	589,637
Flight Centre Travel Group, Ltd.	9,448	73,856
Fortescue Metals Group, Ltd.‡‡	314,367	3,056,174
Goodman Group REIT‡‡	50,048	516,407
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	104,984	304,991
Harvey Norman Holdings, Ltd.	34,638	85,150
JB Hi-Fi, Ltd.	2,235	66,870
Lendlease Group	50,133	433,312
Mirvac Group REIT‡‡	355,598	537,168
Newcrest Mining, Ltd.‡‡	17,409	386,029
Northern Star Resources, Ltd.	16,133	152,151
Orica, Ltd.	179,617	2,077,203
Origin Energy, Ltd.	73,982	301,051
Qantas Airways, Ltd.	173,670	460,207
QBE Insurance Group, Ltd.	490,313	3,025,774
Rio Tinto, Ltd.‡‡	4,796	328,399
Scentre Group REIT‡‡	186,809	283,603
South32, Ltd.	860,486	1,218,212
Stockland REIT‡‡	206,720	479,343
	Shares	Value
Telstra Corporation, Ltd.	38,132	$ 82,770
Vicinity Centres REIT‡‡	336,787	337,563
Wesfarmers, Ltd.	2,560	79,596
WiseTech Global, Ltd.	24,901	336,860
		34,944,028
Austria — 0.1%
ams AG*	65,468	976,033
Belgium — 0.8%
Ageas SA/NV‡‡	9,844	348,869
Galapagos NV*	2,907	573,777
Groupe Bruxelles Lambert SA‡‡	415	34,760
KBC Group NV	115,909	6,659,118
UCB SA	9,931	1,152,458
		8,768,982
Canada — 2.7%
Canadian National Railway Co.	94,252	8,347,900
Canadian Pacific Railway, Ltd.	28,976	7,398,732
Cenovus Energy, Inc.	424,599	1,986,007
Open Text Corporation	32,700	1,388,594
Shopify, Inc. Class A*	12,183	11,564,103
		30,685,336
China — 1.4%
Alibaba Group Holding, Ltd. ADR*	945	203,836
Baidu, Inc. ADR*	12,120	1,453,067
Tencent Holdings, Ltd.	224,200	14,366,268
		16,023,171
Denmark — 1.6%
AP Moeller - Maersk A/S Class B	119	139,469
Danske Bank A/S*	12,095	161,692
DSV Panalpina A/SΔ	54,597	6,706,421
FLSmidth & Co. A/S*	11,921	346,745
Genmab A/S‡‡*	4,883	1,646,514
GN Store Nord A/S‡‡	28,346	1,517,373
H Lundbeck A/S	7,970	301,142
ISS A/S*	236,283	3,751,819
Pandora A/S‡‡	41,886	2,287,583
ROCKWOOL International A/S, B Shares‡‡	4,507	1,226,599
		18,085,357
Finland — 0.4%
Huhtamaki OYJ*	5,212	206,191
Kone OYJ Class B	6,859	473,062
Nokia OYJ	111,104	485,510
Orion OYJ Class B‡‡	20,733	1,005,434
Stora Enso OYJ, R Shares	9,029	108,071
UPM-Kymmene OYJ‡‡	64,775	1,876,189
Valmet OYJ	2,101	55,067
Wartsila OYJ Abp	11,180	92,739
		4,302,263
France — 10.2%
Accor SA*	106,700	2,912,017
Air Liquide SA	66,347	9,592,905
Alstom SA	2,814	131,135

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Amundi SA 144A*	1,133	$ 89,069
Arkema SA	1,395	134,093
Atos SE‡‡*	20,873	1,789,508
AXA SA*	12,947	272,443
BNP Paribas SA‡‡*	181,248	7,241,585
Bouygues SA*	7,974	273,145
Bureau Veritas SA*	56,885	1,206,500
Capgemini SE‡‡	12,541	1,447,251
Carrefour SA	16,769	260,055
Cie de St-Gobain‡‡*	328,483	11,851,987
Cie Generale des Etablissements Michelin SCA‡‡	3,446	359,187
Credit Agricole SA*	18,152	172,366
Danone SA*	1,134	78,715
Dassault Aviation SA*	93	85,327
Engie SA‡‡*	322,239	3,996,388
EssilorLuxottica SA*	34,067	4,381,305
Eutelsat Communications SA	43,573	403,065
Faurecia SE*	2,273	89,303
Gecina SA REIT	674	83,244
Hermes International	11,641	9,773,876
Ingenico Group*	964	154,890
Ipsen SA	1,738	147,437
L’Oreal SAΔ*	40,086	12,937,628
Orange SA‡‡	70,885	847,641
Peugeot SA‡‡*	205,337	3,367,350
Publicis Groupe SA‡‡	113,782	3,696,211
Rexel SA	32,808	376,017
Sanofi‡‡	125,597	12,808,972
Schneider Electric SE‡‡	156,520	17,410,776
Societe BIC SA	6,478	329,853
Societe Generale SA*	223,072	3,729,696
Sodexo SA	2,161	146,533
Sopra Steria Group	1,107	136,947
TOTAL SA‡‡	41,808	1,612,051
Valeo SA	101,361	2,673,434
		116,999,905
Germany — 8.8%
Allianz SE	64,054	13,088,954
Aurubis AG	15,014	928,149
BASF SE	2,604	146,265
Bayerische Motoren Werke AG	81,698	5,215,658
Beiersdorf AG	90,254	10,263,168
Brenntag AG	3,610	191,403
Continental AG*	146,962	14,448,031
Covestro AG 144A*	11,209	426,931
Daimler AG*	145,553	5,921,661
Deutsche Boerse AG	43,680	7,905,066
Deutsche Post AG*	2,631	96,610
Deutsche Telekom AG	201,246	3,376,755
Deutsche Wohnen SE	6,238	280,309
Evonik Industries AG	217,652	5,543,601
Fresenius Medical Care AG & Co. KGaA‡‡*	37,720	3,245,047
Fresenius SE & Co. KGaA‡‡*	5,433	270,036
HeidelbergCement AG‡‡	17,615	942,962
HelloFresh SE*	15,626	835,912
	Shares	Value
Henkel AG & Co. KGaA	8,400	$ 702,747
HOCHTIEF AG	8,038	715,216
HUGO BOSS AG	22,989	696,701
Infineon Technologies AG‡‡	14,193	332,573
KION Group AG*	5,202	320,287
MorphoSys AG*	752	95,344
ProSiebenSat.1 Media SE‡‡*	13,252	158,364
Rheinmetall AG‡‡	15,774	1,370,718
SAP SE	121,583	16,996,030
Siemens AG	6,546	772,017
Siemens Healthineers AG 144A	10,881	523,030
Software AG‡‡	49,388	1,994,795
thyssenkrupp AG*	290,088	2,069,569
Uniper SE	2,606	84,093
Vonovia SE	8,154	498,398
Wirecard AG	5,959	44,216
		100,500,616
Hong Kong — 4.1%
AIA Group, Ltd.	1,837,000	17,189,921
ASM Pacific Technology, Ltd.	6,100	64,465
China Mobile, Ltd.	997,500	6,735,180
CK Asset Holdings, Ltd.	176,500	1,058,434
CK Hutchison Holdings, Ltd.	1,620,500	10,493,689
CK Infrastructure Holdings, Ltd.‡‡	11,000	56,862
Hong Kong Exchanges and Clearing, Ltd.‡‡	14,700	626,098
Kerry Properties, Ltd.	444,500	1,154,648
Link REIT‡‡	41,000	336,617
PCCW, Ltd.‡‡	62,000	35,449
Sun Hung Kai Properties, Ltd.	9,000	114,977
WH Group, Ltd. 144A	10,739,825	9,281,298
Yue Yuen Industrial Holdings, Ltd.	204,500	311,713
		47,459,351
India — 1.4%
Axis Bank, Ltd.	300,518	1,625,733
HDFC Bank, Ltd. ADR	93,585	4,254,374
Tata Consultancy Services, Ltd.	359,596	9,898,788
		15,778,895
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	3,905,400	1,356,072
Ireland — 1.6%
Accenture PLC Class A	36,422	7,820,532
ICON PLC*	18,678	3,146,496
Ryanair Holdings PLC ADR*	45,210	2,999,231
STERIS PLC	27,476	4,215,918
		18,182,177
Italy — 2.2%
A2A SpA‡‡	1,133,163	1,610,719
Banca Generali SpA‡‡*	21,610	649,784
Banco BPM SpA*	1,161,574	1,739,823
BPER Banca‡‡*	88,914	222,277
Buzzi Unicem SpA	6,357	137,360
DiaSorin SpA	833	159,974
Enel SpA‡‡	1,049,304	9,074,851

See Notes to Financial Statements.

	Shares	Value
Eni SpA‡‡	586,261	$ 5,619,907
Intesa Sanpaolo SpA*	3,148,437	6,050,323
Leonardo SpA‡‡	46,335	308,885
Unipol Gruppo SpA‡‡*	47,464	185,418
		25,759,321
Japan — 16.9%
ABC-Mart, Inc.	1,300	76,262
AEON Financial Service Co., Ltd.	18,500	202,905
Aisin Seiki Co., Ltd.	5,500	161,216
Alfresa Holdings Corporation	23,300	488,400
Alps Alpine Co., Ltd.	41,100	529,748
Amada Co., Ltd.	10,800	88,429
Aozora Bank, Ltd.	3,000	52,311
Astellas Pharma, Inc.	107,400	1,793,533
Azbil Corporation	4,700	143,653
Brother Industries, Ltd.‡‡	70,500	1,273,730
Calbee, Inc.	16,600	458,818
Capcom Co., Ltd.	1,600	58,566
Casio Computer Co., Ltd.	5,400	94,206
Coca-Cola Bottlers Japan Holdings, Inc.	283,300	5,138,075
Credit Saison Co., Ltd.	7,500	86,176
Dai Nippon Printing Co., Ltd.	2,700	62,074
Daicel Corporation	11,700	90,679
Daikin Industries, Ltd.	83,800	13,558,842
Daito Trust Construction Co., Ltd.‡‡	1,000	92,161
Daiwa House Industry Co., Ltd.‡‡	9,100	214,896
Disco Corporation	400	97,556
Electric Power Development Co., Ltd.	2,800	53,078
FUJIFILM Holdings Corporation	183,700	7,862,675
Fujitsu, Ltd.‡‡	59,100	6,919,626
GMO Payment Gateway, Inc.	500	52,297
GungHo Online Entertainment, Inc.	18,450	329,873
Hakuhodo DY Holdings, Inc.	4,700	56,094
Haseko Corporation‡‡	76,600	967,173
Hitachi, Ltd.‡‡	38,700	1,230,073
Honda Motor Co., Ltd.	322,100	8,243,721
Hoshizaki Corporation	1,000	85,711
Hoya Corporation‡‡	180,000	17,236,619
Isuzu Motors, Ltd.	306,200	2,782,545
Izumi Co., Ltd.	2,900	91,929
Japan Post Insurance Co., Ltd.	46,100	607,431
Japan Real Estate Investment Corporation REIT	18	92,378
Japan Retail Fund Investment Corporation REIT	50	62,539
JGC Holdings Corporation	33,400	352,201
Kajima Corporation	20,000	239,137
Kaken Pharmaceutical Co., Ltd.	3,700	189,481
Kamigumi Co., Ltd.	27,200	534,929
KDDI Corporation	19,400	578,841
Keyence Corporation	14,900	6,244,017
Kinden Corporation	24,600	406,562
Koito Manufacturing Co., Ltd.	15,600	631,170
Komatsu, Ltd.	103,500	2,119,735
K's Holdings Corporation	10,700	146,163
Kyocera Corporation	158,900	8,673,489
	Shares	Value
Kyushu Railway Co.	9,800	$ 254,641
Lion Corporation	4,200	101,017
Mabuchi Motor Co., Ltd.	25,200	804,173
Marubeni Corporation	126,900	576,431
Mebuki Financial Group, Inc.	136,200	317,272
Medipal Holdings Corporation	5,500	106,153
MINEBEA MITSUMI, Inc.	22,000	401,008
Mitsubishi Electric Corporation	452,400	5,908,918
Mitsubishi Estate Co., Ltd.‡‡	22,000	327,840
Mitsubishi Gas Chemical Co., Inc.	26,300	400,008
Mitsubishi Heavy Industries, Ltd.	6,000	141,661
Mitsubishi UFJ Financial Group, Inc.	15,400	60,607
Mitsui Fudosan Co., Ltd.‡‡	16,000	284,236
MS&AD Insurance Group Holdings, Inc.	13,000	358,003
Murata Manufacturing Co., Ltd.	12,500	736,856
Nabtesco Corporation	1,900	58,800
Nexon Co., Ltd.	2,900	65,414
NGK Spark Plug Co., Ltd.	5,900	84,800
NH Foods, Ltd.	1,500	60,361
Nifco, Inc.	8,000	171,146
Nikon Corporation	92,500	776,845
Nintendo Co., Ltd.‡‡	5,200	2,324,758
Nippon Building Fund, Inc. REIT	16	91,123
Nippon Express Co., Ltd.	11,100	575,574
Nippon Telegraph & Telephone Corporation	226,500	5,277,326
Nitto Denko Corporation‡‡	20,400	1,156,479
Nomura Holdings, Inc.	79,200	355,892
Nomura Research Institute, Ltd.	2,400	65,551
NS Solutions Corporation	7,000	191,490
NTT DOCOMO, Inc.	18,100	480,519
Obayashi Corporation	111,000	1,043,563
Olympus Corporation	724,200	13,942,657
Ono Pharmaceutical Co., Ltd.	3,900	113,827
ORIX Corporation‡‡	87,200	1,082,785
Otsuka Corporation	6,600	348,583
Otsuka Holdings Co., Ltd.Δ	164,900	7,186,664
Panasonic Corporation	58,700	514,743
Pola Orbis Holdings, Inc.	34,700	605,812
Resona Holdings, Inc.‡‡	318,800	1,090,900
Ricoh Co., Ltd.	47,700	342,275
Rohm Co., Ltd.	7,900	525,282
Rohto Pharmaceutical Co., Ltd.	8,200	260,475
Ryohin Keikaku Co., Ltd.	33,500	476,489
Sankyu, Inc.	7,100	267,604
SCSK Corporation	3,200	156,559
Sekisui Chemical Co., Ltd.	370,200	5,304,127
Shimamura Co., Ltd.	8,300	562,176
Shimizu Corporation	86,700	714,242
Shinsei Bank, Ltd.	68,200	824,893
Shionogi & Co., Ltd.‡‡	20,400	1,279,761
Showa Denko KK	23,100	521,400
Sojitz Corporation‡‡	390,700	853,946
Sony Corporation‡‡	78,700	5,432,675
Square Enix Holdings Co., Ltd.	3,000	151,992
SUMCO Corporation	22,700	348,993
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sumitomo Corporation	41,600	$ 478,460
Sumitomo Dainippon Pharma Co., Ltd.‡‡	55,200	764,940
Sumitomo Electric Industries, Ltd.	12,000	138,428
Sumitomo Mitsui Financial Group, Inc.	12,400	349,950
Sumitomo Mitsui Trust Holdings, Inc.	2,000	56,361
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	165,616
Sundrug Co., Ltd.	12,800	423,625
Suzuken Co., Ltd.	13,600	508,092
Sysmex Corporation	6,600	506,627
Taiheiyo Cement Corporation	29,600	687,731
Taisei Corporation	13,000	473,799
Takeda Pharmaceutical Co., Ltd.	235,500	8,461,036
TDK Corporation	1,200	119,462
Teijin, Ltd.	17,000	270,668
Terumo Corporation	189,000	7,193,865
TIS, Inc.	6,100	129,153
Tokio Marine Holdings, Inc.	130,400	5,708,003
Tokyo Electric Power Co. Holdings, Inc.*	37,700	115,972
Tokyo Electron, Ltd.‡‡	5,100	1,258,393
Toshiba Corporation	20,100	644,804
Tosoh Corporation	20,700	284,354
Toyo Seikan Group Holdings, Ltd.	17,500	197,352
Toyoda Gosei Co., Ltd.	2,800	58,502
Toyota Boshoku Corporation	17,100	230,594
Toyota Industries Corporation	88,300	4,693,382
Toyota Motor Corporation	24,500	1,540,660
Yamaguchi Financial Group, Inc.	46,600	286,365
Yokohama Rubber Co., Ltd. (The)	7,000	98,980
		193,864,222
Jersey — 3.3%
boohoo Group PLC*	101,205	518,263
Experian PLC	621,158	21,801,936
Ferguson PLC	15,747	1,287,578
Glencore PLC*	3,164,986	6,742,071
Man Group PLC‡‡	580,501	939,817
WPP PLC	891,840	6,953,068
		38,242,733
Mexico — 0.3%
Grupo Televisa SAB SA ADR*	192,300	1,007,652
Wal-Mart de Mexico SAB de CV	1,248,200	2,985,210
		3,992,862
Netherlands — 2.9%
Aegon NV	20,722	61,254
ASM International NV	16,414	2,526,881
ASML Holding NV	6,084	2,225,608
ASML Holding NV (NASDAQ Exchange)	17,323	6,375,384
ASR Nederland NV	30,284	931,759
CNH Industrial NV*	678,747	4,768,611
EXOR NV	56,423	3,238,526
Ferrari NV	20,751	3,554,551
Fiat Chrysler Automobiles NV*	17,836	180,467
	Shares	Value
ING Groep NV‡‡	66,977	$ 466,891
Koninklijke Ahold Delhaize NV	189,849	5,174,158
NN Group NV	1,714	57,604
Randstad NV	27,356	1,223,224
Signify NV 144A*	39,228	1,008,551
STMicroelectronics NV	7,075	192,852
Wolters Kluwer NV	12,269	958,279
		32,944,600
Nigeria — 0.0%
Afriland Properties PLCΨ†††*	364,373	—
Norway — 0.2%
DNB ASA*	15,435	206,019
Leroy Seafood Group ASA	123,404	744,761
Salmar ASA*	20,859	999,259
Yara International ASA	25,369	884,422
		2,834,461
Portugal — 0.5%
EDP - Energias de Portugal SA	40,870	195,083
Galp Energia SGPS SA	459,690	5,332,403
		5,527,486
Singapore — 2.2%
Ascendas REIT‡‡	158,700	364,123
CapitaLand Commercial Trust REIT	69,500	85,058
CapitaLand Mall Trust REIT‡‡	183,600	260,516
DBS Group Holdings, Ltd.	401,600	6,042,808
Jardine Matheson Holdings, Ltd.	88,145	3,685,416
Mapletree Commercial Trust REIT	136,500	190,992
Singapore Exchange, Ltd.‡‡	13,600	81,840
Singapore Telecommunications, Ltd.	1,912,700	3,402,498
Suntec REIT	260,300	265,909
United Overseas Bank, Ltd.	580,177	8,477,470
Venture Corporation, Ltd.	35,000	409,035
Wilmar International, Ltd.	61,200	181,016
Yangzijiang Shipbuilding Holdings, Ltd.	2,274,000	1,530,842
		24,977,523
South Africa — 0.3%
Naspers, Ltd. N Shares	16,652	3,060,311
South Korea — 0.3%
NAVER Corporation	9,835	2,212,710
Samsung Electronics Co., Ltd.	20,300	898,633
		3,111,343
Spain — 2.0%
Amadeus IT Group SA	231,142	12,135,456
Banco Bilbao Vizcaya Argentaria SA	57,365	197,506
Banco Santander SA	2,509,723	6,139,941
Bankia SA	346,844	370,820
CaixaBank SA	38,192	81,704
Enagas SA	34,317	839,516
Endesa SA‡‡	68,487	1,698,905
Iberdrola SA	66,003	770,564
Naturgy Energy Group SA	24,216	452,087

See Notes to Financial Statements.

	Shares	Value
Repsol SA	19,399	$ 171,409
		22,857,908
Sweden — 2.6%
Alfa Laval AB*	4,102	90,491
Assa Abloy AB, B Shares	7,588	155,307
Atlas Copco AB, A Shares	109,496	4,662,936
Atlas Copco AB, B Shares	6,930	257,505
Essity AB, B Shares*	38,595	1,251,304
Getinge AB, B Shares	127,617	2,378,063
Hennes & Mauritz AB, B SharesΔ	218,788	3,193,494
Investor AB, B Shares‡‡	8,150	432,340
Sandvik AB*	28,332	533,371
SKF AB, B Shares	129,031	2,412,045
Swedbank AB, A Shares*	40,550	520,698
Swedish Orphan Biovitrum AB*	44,286	1,026,844
Telefonaktiebolaget LM Ericsson, B Shares	161,875	1,500,510
Telia Co. AB	2,134,260	7,984,696
Trelleborg AB, B Shares*	28,467	417,661
Volvo AB, B Shares*	183,984	2,894,969
		29,712,234
Switzerland — 9.6%
ABB, Ltd.Δ	343,278	7,786,553
Adecco Group AG‡‡	31,116	1,466,671
Alcon, Inc.*	90,681	5,210,460
BKW AG	583	52,342
Cie Financiere Richemont SA	28,617	1,845,806
Coca-Cola HBC AG*	18,769	469,846
Credit Suisse Group AG	624,042	6,493,077
dormakaba Holding AG*	161	87,923
Geberit AG	382	191,663
Helvetia Holding AG	1,546	144,814
Kuehne + Nagel International AG*	2,745	457,231
LafargeHolcim, Ltd. (Swiss Exchange)*	43,311	1,908,111
Logitech International SA	15,794	1,034,972
Nestle SA‡‡	212,644	23,575,973
Novartis AG‡‡	207,278	18,058,281
OC Oerlikon Corporation AG	20,297	166,501
Roche Holding AG	58,890	20,402,413
Schindler Holding AG	380	89,930
Sika AG	54,551	10,515,931
Sonova Holding AG‡‡*	6,094	1,219,940
Sulzer AG	1,757	140,910
Swatch Group AG (The)	9,277	1,862,003
UBS Group AG	420,980	4,861,925
Zurich Insurance Group AG	6,977	2,472,164
		110,515,440
Taiwan — 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	28,000	299,027
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	433,741	24,623,476
		24,922,503
Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	—
	Shares	Value
United Kingdom — 11.1%
3i Group PLC‡‡	15,222	$ 156,741
Aggreko PLC	128,307	705,619
Anglo American PLC	35,087	808,868
Ashmore Group PLC	11,929	61,595
Ashtead Group PLC	71,026	2,395,924
Associated British Foods PLC	2,401	56,770
Avast PLC 144A	31,162	203,671
Aviva PLC‡‡	758,717	2,571,578
Babcock International Group PLC	16,936	64,908
BAE Systems PLC	68,341	408,642
Barclays PLC‡‡	988,412	1,394,450
Barratt Developments PLC	37,331	229,442
Bellway PLC	28,163	887,029
Berkeley Group Holdings PLC	14,216	732,127
BHP Group PLC‡‡	40,614	831,087
BP PLC	1,659,476	6,357,525
Britvic PLC	12,806	121,951
BT Group PLC‡‡	1,962,390	2,775,311
Bunzl PLC	56,200	1,507,458
Carnival PLC	39,983	489,089
Centrica PLC	106,605	50,653
Compass Group PLC	543,291	7,474,846
ConvaTec Group PLC 144A	44,048	106,380
Dialog Semiconductor PLC‡‡*	31,972	1,461,397
Dunelm Group PLC	34,157	503,215
Evraz PLC	133,471	472,899
G4S PLCΔ	1,159,999	1,641,057
GlaxoSmithKline PLC	486,433	9,825,797
Hays PLC	152,882	226,387
Hikma Pharmaceuticals PLC	12,579	345,182
Howden Joinery Group PLC	20,017	137,040
Inchcape PLC‡‡	126,888	771,124
Investec PLC	150,655	302,301
JD Sports Fashion PLC	20,763	159,806
Jupiter Fund Management PLC	3,968	12,582
Kingfisher PLC	2,738,029	7,532,831
Liberty Global PLC Class A*	111,800	2,443,948
Lloyds Banking Group PLC‡‡	32,299,578	12,459,902
London Stock Exchange Group PLC	3,641	378,647
M&G PLC	493,538	1,024,804
Marks & Spencer Group PLC	717,391	879,714
Meggitt PLC	59,046	215,067
Micro Focus International PLC	124,744	665,515
Moneysupermarket.com Group PLC	328,599	1,318,142
National Grid PLC	33,812	412,520
Next PLC	4,845	293,340
Ninety One PLC*	31,780	81,626
Persimmon PLC*	22,147	626,795
Prudential PLC	172,500	2,599,242
Reckitt Benckiser Group PLC	3,010	276,915
Rio Tinto PLC‡‡	26,481	1,490,259
Rolls-Royce Holdings PLC*	1,214,287	4,287,178
Royal Bank of Scotland Group PLC	1,342,650	2,015,646
Royal Dutch Shell PLC, A Shares‡‡	40,284	644,998
Royal Dutch Shell PLC, B Shares‡‡	580,954	8,807,433
Royal Mail PLC	523,193	1,179,181
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
RSA Insurance Group PLC	17,082	$ 86,511
Sage Group PLC (The)	14,651	121,617
Schroders PLC	52,418	1,913,136
Smith & Nephew PLC‡‡	283,234	5,277,680
Smiths Group PLC	74,596	1,304,081
SSE PLC	579,517	9,813,031
Standard Chartered PLC	46,029	249,514
Tate & Lyle PLC	117,171	968,621
Taylor Wimpey PLC	273,132	482,080
Tesco PLC	2,769,151	7,788,692
Travis Perkins PLC	150,525	2,098,618
Unilever PLC	9,197	496,096
WH Smith PLC	13,712	186,680
Wm Morrison Supermarkets PLC	56,918	134,084
		126,804,595
Total Foreign Common Stocks (Cost $1,084,600,438)		1,063,189,728
FOREIGN PREFERRED STOCKS — 0.2%
Germany — 0.2%
Bayerische MotorenWerke AG
5.66%◊	6,212	301,761
Henkel AG & Co. KGaA
2.20%◊	5,950	555,098
Porsche Automobil Holding SE
5.86%‡‡◊	2,638	152,790
Volkswagen AG
4.79%‡‡◊*	9,018	1,370,737
		2,380,386
Total Foreign Preferred Stocks (Cost $2,989,068)		2,380,386
MONEY MARKET FUNDS — 7.1%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	72,442,108	72,442,108
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	8,859,040	8,859,040
Total Money Market Funds (Cost $81,301,148)		81,301,148
TOTAL INVESTMENTS — 102.9% (Cost $1,190,849,388)		1,179,578,945
FOREIGN COMMON STOCKS SOLD SHORT — (4.3)%
Australia — (0.3)%
Alumina, Ltd.	(326,697)	(372,366)
APA Group	(10,967)	(84,800)
Domino’s Pizza Enterprises, Ltd.	(16,984)	(814,195)
Qube Holdings, Ltd.	(300,116)	(608,824)
SEEK, Ltd.	(26,873)	(411,127)
Seven Group Holdings, Ltd.	(65,809)	(791,538)
Sydney Airport	(33,064)	(130,490)
TPG Corporation, Ltd.	(7,799)	(48,486)
Transurban Group	(5,749)	(56,379)
Tuas, Ltd.*	(3,899)	(1,837)
		(3,320,042)
	Shares	Value
Denmark — (0.3)%
Ambu A/S Class B	(11,726)	$ (370,686)
Chr. Hansen Holding A/S	(5,531)	(570,497)
Demant A/S*	(2,005)	(53,135)
DSV Panalpina A/S	(18,926)	(2,324,775)
ISS A/S*	(11,117)	(176,521)
Orsted A/S 144A	(1,125)	(129,827)
Vestas Wind Systems A/S	(1,316)	(134,762)
		(3,760,203)
Finland — (0.0)%
Nokian Renkaat OYJ	(11,921)	(262,040)
France — (0.1)%
Air France-KLM*	(11,858)	(53,860)
Renault SA*	(27,243)	(697,247)
		(751,107)
Germany — (0.4)%
CTS Eventim AG & Co. KGaA*	(13,339)	(556,984)
Delivery Hero SE 144A*	(3,402)	(349,614)
Deutsche Bank AG*	(195,708)	(1,867,074)
Evotec SE*	(12,705)	(346,774)
MTU Aero Engines AG*	(1,357)	(236,254)
United Internet AG	(15,830)	(672,570)
Zalando SE 144A*	(4,905)	(347,964)
		(4,377,234)
Ireland — (0.2)%
James Hardie Industries PLC CDI	(117,818)	(2,270,189)
Italy — (0.0)%
Atlantia SpA*	(7,255)	(117,352)
Mediobanca Banca di Credito Finanziario SpA	(38,418)	(277,428)
Tenaris SA	(18,779)	(122,037)
		(516,817)
Japan — (0.7)%
ANA Holdings, Inc.*	(6,000)	(137,118)
Coca-Cola Bottlers Japan Holdings, Inc.	(11,200)	(203,129)
CyberAgent, Inc.	(15,900)	(781,543)
Japan Airport Terminal Co., Ltd.	(27,600)	(1,177,747)
JFE Holdings, Inc.	(12,000)	(86,754)
Keio Corporation	(1,100)	(62,953)
Kobe Bussan Co., Ltd.	(1,600)	(90,857)
M3, Inc.	(16,400)	(696,691)
Mercari, Inc.*	(17,800)	(552,711)
MonotaRO Co., Ltd.	(10,500)	(421,873)
Nippon Paint Holdings Co., Ltd.	(28,400)	(2,071,406)
Odakyu Electric Railway Co., Ltd.	(4,200)	(103,143)
Rakuten, Inc.	(9,600)	(84,797)
Suzuki Motor Corporation	(24,200)	(826,336)
Yaskawa Electric Corporation	(9,400)	(326,773)
		(7,623,831)
Netherlands — (0.6)%
Airbus SE*	(17,815)	(1,276,513)
Altice Europe NV*	(226,760)	(877,002)

See Notes to Financial Statements.

	Shares	Value
Boskalis Westminster*	(31,652)	$ (625,026)
Just Eat Takeaway.com NV 144A*	(2,650)	(276,991)
Koninklijke Vopak NV	(1,335)	(70,614)
OCI NV*	(75,120)	(789,094)
SBM Offshore NV	(73,024)	(1,076,047)
Unibail-Rodamco-Westfield REIT	(33,054)	(1,863,149)
		(6,854,436)
Norway — (0.0)%
Equinor ASA	(3,978)	(57,306)
Norsk Hydro ASA*	(18,881)	(52,676)
Subsea 7 SA*	(16,025)	(102,190)
		(212,172)
Papua New Guinea — (0.1)%
Oil Search, Ltd.	(458,745)	(1,016,653)
Singapore — (0.0)%
Keppel Corporation, Ltd.	(15,600)	(67,188)
Spain — (0.1)%
Amadeus IT Group SA	(1,600)	(84,003)
Cellnex Telecom SA 144A*	(19,917)	(1,216,486)
		(1,300,489)
Sweden — (0.2)%
Elekta AB, B Shares	(14,549)	(135,529)
Millicom International Cellular SA SDR*	(58,794)	(1,547,773)
Saab AB, B Shares*	(20,259)	(509,196)
SSAB AB, A Shares*	(72,244)	(200,074)
		(2,392,572)
Switzerland — (0.4)%
Dufry AG*	(48,299)	(1,446,725)
Idorsia, Ltd.*	(2,846)	(91,475)
Sika AG	(1,832)	(353,159)
Swiss Re AG	(6,430)	(498,547)
Temenos AG	(10,458)	(1,625,424)
		(4,015,330)
United Kingdom — (0.9)%
ASOS PLC*	(6,281)	(266,958)
Burberry Group PLC	(29,212)	(577,232)
Capita PLC*	(489,207)	(267,609)
Croda International PLC	(2,812)	(182,642)
DS Smith PLC	(29,904)	(121,394)
easyJet PLC	(29,190)	(246,431)
Hargreaves Lansdown PLC	(12,732)	(256,755)
Hiscox, Ltd.	(15,953)	(155,713)
InterContinental Hotels Group PLC	(16,230)	(716,476)
Intermediate Capital Group PLC	(16,573)	(264,403)
John Wood Group PLC	(190,197)	(456,051)
Johnson Matthey PLC	(7,381)	(192,230)
Ocado Group PLC*	(107,944)	(2,712,672)
Prudential PLC	(13,373)	(201,505)
Rolls-Royce Holdings PLC*	(332,036)	(1,172,291)
Severn Trent PLC	(5,086)	(155,651)
Spirax-Sarco Engineering PLC	(2,484)	(305,805)
St. James’s Place PLC	(85,168)	(1,001,445)
Tesco PLC	(25,722)	(72,347)
	Shares	Value
Virgin Money UK PLC*	(362,101)	$ (411,480)
Weir Group PLC (The)	(37,555)	(493,520)
Whitbread PLC	(3,644)	(100,256)
		(10,330,866)
Total Foreign Common Stocks Sold Short (Proceeds $(45,759,296))		(49,071,169)
FOREIGN PREFERRED STOCKS SOLD SHORT — (0.0)%
Germany — (0.0)%
Sartorius AG 0.12%, ◊ (Proceeds $(71,197))	(369)	(121,788)
TOTAL SECURITIES SOLD SHORT — (4.3)% (Proceeds $(45,830,493))		(49,192,957)
Other Assets in Excess of Liabilities — 1.4%		15,825,399
NET ASSETS — 100.0%		$1,146,211,387
PORTFOLIO SUMMARY (based on net assets)
%
Industrials	15.9
Health Care	15.6
Financials	13.4
Information Technology	13.1
Consumer Discretionary	13.0
Consumer Staples	7.5
Money Market Funds	7.1
Communication Services	5.9
Materials	5.4
Energy	2.9
Utilities	2.6
Real Estate	0.5
Foreign Preferred Stocks Sold Short	—
Foreign Common Stocks Sold Short	(4.3)
98.6
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	07/2020	55	$ 6,915,199	$ (25,479)
CAC40 10 Euro	07/2020	29	1,600,892	2,608
IBEX 35 Index	07/2020	10	810,021	(19,511)
OMX 30 Index	07/2020	(45)	(804,675)	(3,288)
MSCI Singapore Index	07/2020	(39)	(827,938)	6,339
Hang Seng Index	07/2020	25	3,910,554	(56,038)
MSCI EAFE Index E-Mini	09/2020	342	30,410,640	(55,253)
Topix Index®	09/2020	138	19,918,778	(427,945)
ASX SPI 200 Index	09/2020	(95)	(9,656,915)	(110,133)
S&P/TSX 60 Index	09/2020	(45)	(6,155,348)	(102,638)
DAX Index	09/2020	32	11,078,160	27,110
FTSE/MIB Index	09/2020	94	10,185,461	(87,323)
Total Futures Contracts outstanding at June 30, 2020			$67,384,829	$(851,551)
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/20	New Zealand Dollars	28,331,000	U.S. Dollars	17,563,733	CITI	$ 716,845
09/16/20	Australian Dollars	25,196,749	U.S. Dollars	16,909,876	CITI	482,986
09/16/20	U.S. Dollars	13,902,934	British Pounds	11,054,001	CITI	199,555
09/16/20	Swiss Francs	8,837,000	U.S. Dollars	9,193,979	CITI	155,288
09/16/20	U.S. Dollars	17,084,072	Canadian Dollars	23,011,875	CITI	130,966
09/16/20	Japanese Yen	2,135,120,000	U.S. Dollars	19,671,399	CITI	124,131
09/16/20	U.S. Dollars	11,646,960	Euro	10,255,000	CITI	105,141
09/16/20	U.S. Dollars	14,595,320	Japanese Yen	1,563,668,000	CITI	97,944
09/16/20	U.S. Dollars	8,326,981	Norwegian Kroner	79,254,000	CITI	90,576
09/16/20	Euro	6,788,000	U.S. Dollars	7,600,394	CITI	39,376
09/16/20	Danish Kroner	13,329,000	U.S. Dollars	1,980,901	CITI	32,244
09/16/20	British Pounds	1,814,000	U.S. Dollars	2,227,746	CITI	21,026
09/16/20	Israeli Shekels	4,484,000	U.S. Dollars	1,281,639	CITI	15,613
09/16/20	U.S. Dollars	4,897,971	Swiss Francs	4,621,000	CITI	9,099
09/16/20	U.S. Dollars	611,901	Swedish Kronor	5,639,000	CITI	6,151
09/16/20	Norwegian Kroner	5,394,000	U.S. Dollars	557,175	CITI	3,392
09/16/20	U.S. Dollars	328,330	Danish Kroner	2,160,000	CITI	2,095
09/16/20	U.S. Dollars	134,345	Australian Dollars	193,000	CITI	1,121
09/16/20	U.S. Dollars	618,274	Singapore Dollars	860,500	CITI	665
09/16/20	Hong Kong Dollars	2,821,000	U.S. Dollars	363,168	CITI	630
09/16/20	Singapore Dollars	292,000	U.S. Dollars	209,375	CITI	203
09/16/20	Swedish Kronor	188,000	U.S. Dollars	20,090	CITI	106
09/16/20	U.S. Dollars	13,640	Israeli Shekels	47,000	CITI	43
09/16/20	U.S. Dollars	55,196	Hong Kong Dollars	428,000	CITI	—
Subtotal Appreciation						$ 2,235,196
09/16/20	Hong Kong Dollars	6,072,000	U.S. Dollars	783,078	CITI	$ (26)
09/16/20	U.S. Dollars	13,846	Israeli Shekels	48,000	CITI	(41)
09/16/20	U.S. Dollars	11,086	Euro	10,000	CITI	(168)
09/16/20	U.S. Dollars	3,320,131	Japanese Yen	358,134,000	CITI	(269)
09/16/20	Singapore Dollars	459,000	U.S. Dollars	330,124	CITI	(684)
09/16/20	Swiss Francs	188,000	U.S. Dollars	199,856	CITI	(958)
09/16/20	Israeli Shekels	463,000	U.S. Dollars	135,055	CITI	(1,106)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
12/16/20	U.S. Dollars	1,107,450	Swiss Francs	1,045,000	NT	$ (1,750)
09/16/20	Norwegian Kroner	2,842,000	U.S. Dollars	297,134	CITI	(1,781)
09/16/20	U.S. Dollars	1,095,650	Hong Kong Dollars	8,510,013	CITI	(1,811)
09/16/20	Danish Kroner	5,188,000	U.S. Dollars	789,722	CITI	(6,153)
09/16/20	U.S. Dollars	151,337	Australian Dollars	230,000	CITI	(7,428)
09/16/20	U.S. Dollars	1,166,747	British Pounds	948,999	CITI	(9,705)
09/16/20	U.S. Dollars	737,887	Singapore Dollars	1,043,500	CITI	(11,067)
09/16/20	Swedish Kronor	31,442,000	U.S. Dollars	3,392,076	CITI	(14,526)
09/16/20	Canadian Dollars	8,567,000	U.S. Dollars	6,326,209	CITI	(14,803)
09/16/20	U.S. Dollars	1,019,496	Danish Kroner	6,858,000	CITI	(16,302)
09/16/20	U.S. Dollars	2,194,765	Swiss Francs	2,097,000	CITI	(23,795)
09/16/20	British Pounds	1,632,000	U.S. Dollars	2,049,975	CITI	(26,824)
09/16/20	Euro	8,915,000	U.S. Dollars	10,079,202	CITI	(45,529)
09/16/20	Australian Dollars	10,645,251	U.S. Dollars	7,406,017	CITI	(57,792)
09/16/20	U.S. Dollars	3,398,007	New Zealand Dollars	5,380,000	CITI	(73,438)
09/16/20	U.S. Dollars	12,927,976	Canadian Dollars	17,758,125	CITI	(154,633)
09/16/20	U.S. Dollars	5,692,100	Swedish Kronor	54,574,000	CITI	(170,324)
09/16/20	U.S. Dollars	7,824,140	Norwegian Kroner	77,206,000	CITI	(199,428)
09/16/20	Japanese Yen	5,790,814,000	U.S. Dollars	53,955,448	CITI	(266,554)
Subtotal Depreciation						$(1,106,895)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$ 1,128,301
Swap Agreements outstanding at June 30, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Financing Index: 1-Month EURIBOR - 0.10% (Monthly)	MSCI Netherlands Net Return EUR Index	9/16/2020	GSC	EUR	706,401	$ 648	$ —	$ 648
MSCI Sweden Net Return SEK Index	Financing Index: 1-Month STIBOR - 0.28% (Monthly)	9/16/2020	GSC	SEK	6,892,007	29,110	—	29,110
Decreases in total return of Swiss Market Index (At Termination)	Increases in total return of Swiss Market Index (At Termination)	9/18/2020	CITI	CHF	3,202,560	2,380	—	2,380
Subtotal Appreciation						$ 32,138	$ —	$ 32,138
Decreases in total return of Hang Seng Index (At Termination)	Increases in total return of Hang Seng Index (At Termination)	7/30/2020	JPM	HKD	19,397,600	$ (33,765)	$ —	$ (33,765)
Financing Index: 1-Month EURIBOR - 0.50% (Monthly)	MSCI Italy Net Return EUR Index	9/16/2020	GSC	EUR	2,967,281	(114,934)	—	(114,934)
Financing Index: 1-Month EURIBOR - 0.66% (Monthly)	MSCI Germany Net Return EUR Index	9/16/2020	GSC	EUR	273,193	(12,584)	—	(12,584)
Financing Index: 1-Month HIBOR - 0.10% (Monthly)	MSCI Hong Kong Net Return HKD Index	9/16/2020	GSC	HKD	1,656,400	(489)	—	(489)
Financing Index: 1-Month ICE LIBOR JPY - 0.20% (Monthly)	MSCI Japan Net Return JPY Index	9/16/2020	GSC	JPY	41,573,329	(12,283)	—	(12,283)
Subtotal Depreciation						$(174,055)	$ —	$(174,055)
Net Total Return Swaps outstanding at June 30, 2020						$(141,917)	$ —	$(141,917)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$ 20,010,144	$ 19,275,105	$ 735,039	$ —
Health Care	12,624,397	12,624,397	—	—
Materials	73,142	—	73,142	—
Total Common Stocks	32,707,683	31,899,502	808,181	—
Foreign Common Stocks:
Canada	30,685,336	30,685,336	—	—
China	16,023,171	1,656,903	14,366,268	—
India	15,778,895	4,254,374	11,524,521	—
Ireland	18,182,177	18,182,177	—	—
Mexico	3,992,862	3,992,862	—	—
Netherlands	32,944,600	7,333,663	25,610,937	—
Taiwan	24,922,503	24,623,476	299,027	—
United Kingdom	126,804,595	2,443,948	124,360,647	—
Other ^^	793,855,589	—	793,855,589	—**
Total Foreign Common Stocks	1,063,189,728	93,172,739	970,016,989	—
Foreign Preferred Stocks	2,380,386	—	2,380,386	—
Money Market Funds	81,301,148	81,301,148	—	—
Total Assets - Investments in Securities	$1,179,578,945	$206,373,389	$973,205,556	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,235,196	$ —	$ 2,235,196	$ —
Futures Contracts	36,057	36,057	—	—
Swap Agreements	32,138	—	32,138	—
Total Assets - Other Financial Instruments	$ 2,303,391	$ 36,057	$ 2,267,334	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$ (3,320,042)	$ (1,837)	$ (3,318,205)	$ —
Denmark	(3,760,203)	(129,827)	(3,630,376)	—
Netherlands	(6,854,436)	(70,614)	(6,783,822)	—
Other ^^	(35,136,488)	—	(35,136,488)	—
Total Foreign Common Stocks Sold Short	(49,071,169)	(202,278)	(48,868,891)	—
Foreign Preferred Stocks Sold Short	(121,788)	—	(121,788)	—
Total Liabilities - Investments in Securities	$ (49,192,957)	$ (202,278)	$ (48,990,679)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (1,106,895)	$ —	$ (1,106,895)	$ —
Futures Contracts	(887,608)	(887,608)	—	—
Swap Agreements	(174,055)	—	(174,055)	—
Total Liabilities - Other Financial Instruments	$ (2,168,558)	$ (887,608)	$ (1,280,950)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2020.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 4.9%
Communication Services — 0.2%
Autohome, Inc. ADR	1,273	$ 96,112
JOYY, Inc. ADR*	1,059	93,774
Momo, Inc. ADR	2,542	44,434
Sea, Ltd. ADRΔ*	5,780	619,847
Tencent Music Entertainment Group ADR*	22,721	305,825
		1,159,992
Consumer Discretionary — 2.3%
Huazhu Group, Ltd. ADR	3,029	106,167
MercadoLibre, Inc.Δ*	6,536	6,442,993
NIO, Inc. ADRΔ*	24,427	188,576
Pinduoduo, Inc. ADRΔ*	5,417	464,995
Trip.com Group, Ltd. ADR*	97,032	2,515,069
Yum China Holdings, Inc.	69,594	3,345,384
		13,063,184
Financials — 0.1%
Intercorp Financial Services, Inc.	14,942	395,067
LexinFintech Holdings, Ltd. ADRΔ*	39,846	423,961
		819,028
Health Care — 1.3%
3SBio, Inc. 144A*	1,210,000	1,540,080
Alibaba Health Information Technology, Ltd.*	576,000	1,693,833
Hutchison China MediTech, Ltd. ADR*	40,346	1,112,742
Wuxi Biologics Cayman, Inc. 144A*	61,500	1,128,870
Zai Lab, Ltd. ADR*	21,076	1,730,972
		7,206,497
Industrials — 0.3%
Copa Holdings SA Class AΔ	24,771	1,252,422
ZTO Express Cayman, Inc. ADR	8,419	309,061
		1,561,483
Information Technology — 0.6%
GDS Holdings, Ltd. ADRΔ*	2,167	172,623
Globant SA*	4,457	667,882
Huami Corporation ADRΔ*	25,272	312,362
Kingboard Holdings, Ltd.	26,000	67,865
Pagseguro Digital, Ltd. Class AΔ*	14,186	501,333
Semiconductor Manufacturing International Corporation*	347,000	1,217,260
Xiaomi Corporation Class B 144A*	249,800	415,106
		3,354,431
Materials — 0.1%
China Hongqiao Group, Ltd.	541,000	240,895
Southern Copper Corporation	2,441	97,079
		337,974
Total Common Stocks (Cost $23,893,406)		27,502,589
FOREIGN COMMON STOCKS — 87.1%
Brazil — 4.2%
Atacadao SA*	159,500	586,895
B2W Cia Digital*	13,700	273,088
	Shares	Value
B3 SA - Brasil Bolsa Balcao	590,600	$ 6,048,163
Banco BTG Pactual SA*	108,500	1,540,281
Banco do Brasil SA*	424,700	2,518,632
BB Seguridade Participacoes SA	57,700	292,527
BRF SA*	141,900	562,058
CCR SA	83,000	221,767
Cia Brasileira de Distribuicao	10,400	136,720
Cielo SA	99,300	84,727
Fleury SA	102,600	469,408
Iochpe Maxion SA	89,987	224,219
JBS SA	142,600	560,373
Lojas Renner SA	31,200	241,827
Magazine Luiza SA*	71,100	938,743
Minerva SA*	380,900	917,561
Notre Dame Intermedica Participacoes SA	11,400	143,493
Petrobras Distribuidora SA*	285,500	1,127,699
Raia Drogasil SA	132,700	2,724,717
Sao Martinho SA	134,900	524,408
TIM Participacoes SA ADRΔ*	42,680	552,279
TOTVS SA	80,800	347,680
Ultrapar Participacoes SA	134,000	454,626
Vale SA ADR*	129,516	1,335,310
Wiz Solucoes e Corretagem de Seguros SA	158,660	313,054
YDUQS Participacoes SA	143,555	897,004
		24,037,259
Canada — 0.2%
Parex Resources, Inc.*	103,067	1,242,027
Chile — 0.7%
Aguas Andinas SA Class A	414,479	140,380
Banco de Chile ADRΔ	7,668	135,340
Banco de Credito e Inversiones SA	1,824	61,957
Banco Santander Chile ADRΔ	3,609	59,188
Cencosud SA	608,764	852,299
Enel Chile SA ADR	18,640	70,273
Falabella SA	880,396	2,790,814
		4,110,251
China — 23.3%
58.com, Inc. ADR*	1,633	88,084
Agricultural Bank of China, Ltd. Class A	571,300	273,622
Agricultural Bank of China, Ltd. Class H	490,000	198,325
Alibaba Group Holding, Ltd. ADR*	168,678	36,383,845
Anhui Conch Cement Co., Ltd. Class A	23,400	176,098
Anhui Conch Cement Co., Ltd. Class H	308,500	2,090,442
BAIC Motor Corporation, Ltd. Class H 144A	1,477,500	646,598
Baidu, Inc. ADR*	7,509	900,254
Bank of Beijing Co., Ltd. Class A	89,700	62,286
Bank of China, Ltd. Class A	203,500	100,345
Bank of Communications Co., Ltd. Class A	110,200	80,078
Bank of Ningbo Co., Ltd. Class A	27,000	100,662

See Notes to Financial Statements.

	Shares	Value
Bank of Shanghai Co., Ltd. Class A	49,180	$ 57,890
Baoshan Iron & Steel Co., Ltd. Class A	60,900	39,444
BOE Technology Group Co., Ltd. Class A*	350,300	233,059
BYD Co., Ltd. Class A	6,200	63,456
China CITIC Bank Corporation, Ltd. Class H	2,976,000	1,304,108
China Communications Services Corporation, Ltd. Class H	832,000	521,402
China Construction Bank Corporation Class H	463,000	376,596
China Everbright Bank Co., Ltd. Class A	131,700	66,829
China Evergrande GroupΔ	224,785	584,923
China Fortune Land Development Co., Ltd. Class A	18,753	60,911
China Life Insurance Co., Ltd. Class H	1,147,000	2,314,375
China Longyuan Power Group Corporation, Ltd. Class H	331,000	186,620
China Medical System Holdings, Ltd.	1,092,000	1,291,410
China Mengniu Dairy Co., Ltd.*	150,000	575,187
China Merchants Bank Co., Ltd. Class A	37,756	180,845
China Merchants Bank Co., Ltd. Class H	388,500	1,800,365
China Merchants Securities Co., Ltd. Class A	30,100	93,749
China Minsheng Banking Corporation, Ltd. Class A	83,400	67,020
China National Building Material Co., Ltd. Class H	1,782,000	1,911,380
China Oilfield Services, Ltd. Class H	1,797,792	1,638,323
China Pacific Insurance Group Co., Ltd. Class A	21,100	81,744
China Petroleum & Chemical Corporation Class A	100,700	55,902
China Railway Construction Corporation, Ltd. Class A	75,200	89,497
China Shenhua Energy Co., Ltd. Class H	97,500	151,318
China Shipbuilding Industry Co., Ltd. Class A	102,700	58,324
China State Construction Engineering Corporation, Ltd. Class A	128,500	87,006
China Telecom Corporation, Ltd. Class H	584,000	164,044
China Tourism Group Duty Free Corporation, Ltd. Class A	94,012	2,061,403
China United Network Communications, Ltd. Class A	133,600	91,897
China Vanke Co., Ltd. Class H	52,150	166,445
China Yangtze Power Co., Ltd. Class A	265,350	712,836
Chongqing Rural Commercial Bank Co., Ltd. Class H	123,000	48,644
CITIC Securities Co., Ltd. Class A	48,700	166,746
Contemporary Amperex Technology Co., Ltd. Class A	40,699	1,014,882
Country Garden Holdings Co., Ltd.	207,632	257,526
CRRC Corporation, Ltd. Class A	92,300	72,980
	Shares	Value
CRRC Corporation, Ltd. Class H	503,000	$ 213,545
Foshan Haitian Flavouring & Food Co., Ltd. Class A	16,440	289,717
Gree Electric Appliances, Inc. of Zhuhai Class A	173,300	1,392,546
Guotai Junan Securities Co., Ltd. Class A	45,900	112,460
Haier Smart Home Co., Ltd. Class A	42,600	107,045
Haitong Securities Co., Ltd. Class A	60,600	108,251
Haitong Securities Co., Ltd. Class H	335,200	272,332
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	55,700	240,780
Hangzhou Robam Appliances Co., Ltd. Class A	80,300	354,892
Huatai Securities Co., Ltd. Class A	39,636	105,802
Huaxia Bank Co., Ltd. Class A	66,807	57,966
Industrial & Commercial Bank of China, Ltd. Class A	169,700	119,734
Industrial Bank Co., Ltd. Class A	40,800	91,381
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	26,909	118,875
JD.com, Inc. ADR*	23,453	1,411,402
Jiangsu Hengrui Medicine Co., Ltd. Class A	21,513	281,291
Jiangxi Copper Co., Ltd. Class H	84,000	85,587
Luxshare Precision Industry Co., Ltd. Class A	53,513	391,446
Midea Group Co., Ltd. Class A	155,800	1,321,459
NARI Technology Co., Ltd. Class A	190,851	550,248
NetEase, Inc. ADR	6,723	2,886,722
New China Life Insurance Co., Ltd. Class A	10,500	66,045
New Oriental Education & Technology Group, Inc. ADR*	7,589	988,316
PetroChina Co., Ltd. Class A	88,200	52,423
PICC Property & Casualty Co., Ltd. Class H	1,439,803	1,196,571
Ping An Bank Co., Ltd. Class A	50,900	92,507
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	203,531
Ping An Insurance Group Co. of China, Ltd. Class H	833,496	8,309,115
SAIC Motor Corporation, Ltd. Class A	24,600	59,391
Sany Heavy Industry Co., Ltd. Class A	70,500	188,137
Shanghai International Airport Co., Ltd. Class A	128,100	1,308,616
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	90,281
Shenwan Hongyuan Group Co., Ltd. Class A*	160,100	114,743
Shenzhen Kangtai Biological Products Co., Ltd. Class A	42,000	963,580
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	24,500	1,059,338
Sinopec Shanghai Petrochemical Co., Ltd. Class H	202,000	48,639
Sinopharm Group Co., Ltd. Class H	672,800	1,729,741
Sunac China Holdings, Ltd.	75,859	321,034
Suning.com Co., Ltd. Class A	70,175	87,364
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sunny Optical Technology Group Co., Ltd.	162,300	$ 2,612,135
TAL Education Group ADR*	26,342	1,801,266
Tencent Holdings, Ltd.	539,530	34,571,956
Vipshop Holdings, Ltd. ADR*	8,678	172,779
Will Semiconductor, Ltd. Class A	25,758	741,653
Wuhan Raycus Fiber Laser Technologies Co., Ltd. Class A	70,645	1,091,079
WuXi AppTec Co., Ltd. Class H 144A	72,768	950,326
Yifeng Pharmacy Chain Co., Ltd. Class A	132,658	1,711,986
Yonghui Superstores Co., Ltd. Class A	87,700	116,646
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	198,530	618,030
ZTE Corporation Class H	58,600	180,868
		131,711,302
Czech Republic — 0.1%
Moneta Money Bank AS 144A	206,572	467,858
Egypt — 0.1%
Commercial International Bank Egypt SAE GDR	75,617	293,074
Greece — 0.2%
Hellenic Exchanges - Athens Stock Exchange SA	51,221	182,744
JUMBO SA	28,017	503,634
Sarantis SA	54,515	502,230
		1,188,608
Hong Kong — 8.0%
AIA Group, Ltd.	851,425	7,967,299
ANTA Sports Products, Ltd.	75,000	667,281
BYD Electronic International Co., Ltd.	226,000	522,106
China Jinmao Holdings Group, Ltd.	168,000	119,559
China Lesso Group Holdings, Ltd.	36,000	47,253
China Mobile, Ltd.	459,996	3,105,921
China Overseas Land & Investment, Ltd.	648,633	1,980,560
China Resources Cement Holdings, Ltd.	680,398	839,151
China Resources Land, Ltd.	1,011,987	3,868,012
China Resources Power Holdings Co., Ltd.	216,000	254,792
China Traditional Chinese Medicine Holdings Co., Ltd.	376,000	181,892
China Unicom Hong Kong, Ltd.	1,438,000	782,410
CITIC, Ltd.	1,050,000	991,500
CSPC Pharmaceutical Group, Ltd.	1,267,325	2,400,171
Dali Foods Group Co., Ltd. 144A	225,000	137,130
ENN Energy Holdings, Ltd.	100,500	1,135,699
FIT Hon Teng, Ltd. 144A*	752,000	293,112
Haier Electronics Group Co., Ltd.	231,000	703,279
Hengan International Group Co., Ltd.	158,600	1,248,374
Hong Kong Exchanges and Clearing, Ltd.	44,834	1,909,558
Innovent Biologics, Inc. 144A*	133,500	993,600
Kingboard Laminates Holdings, Ltd.	819,074	827,750
Kingdee International Software Group Co., Ltd.*	336,000	786,201
	Shares	Value
Kunlun Energy Co., Ltd.	1,760,000	$ 1,152,672
Lenovo Group, Ltd.	504,000	281,203
Li Ning Co., Ltd.	35,500	113,687
Longfor Group Holdings, Ltd.	48,384	231,606
Meituan Dianping Class B*	199,400	4,455,867
Minth Group, Ltd.Δ	190,000	545,396
Nexteer Automotive Group, Ltd.	292,000	202,354
Shimao Group Holdings, Ltd.	33,000	141,084
Sino Biopharmaceutical, Ltd.	466,000	878,315
Sinotruk Hong Kong, Ltd.	405,000	1,056,949
Techtronic Industries Co., Ltd.	65,000	643,146
Topsports International Holdings, Ltd. 144A	367,000	472,169
Uni-President China Holdings, Ltd.	648,000	648,198
Vitasoy International Holdings, Ltd.	548,000	2,106,351
Xinyi Solar Holdings, Ltd.	640,000	615,445
		45,307,052
Hungary — 0.3%
OTP Bank Nyrt PLC*	54,744	1,924,543
India — 8.0%
Abbott India, Ltd.	1,136	237,000
AIA Engineering, Ltd.	20,582	436,863
Amber Enterprises India, Ltd.	22,971	437,704
Ambuja Cements, Ltd.	91,621	234,892
Atul, Ltd.	4,856	293,393
Avenue Supermarts, Ltd. 144A*	22,467	689,517
Bharti Airtel, Ltd.*	340,999	2,532,591
Coal India, Ltd.	626,344	1,106,472
Colgate-Palmolive India, Ltd.	5,631	105,041
Crompton Greaves Consumer Electricals, Ltd.	99,554	314,884
Divi's Laboratories, Ltd.	37,074	1,119,771
Dr. Reddy's Laboratories, Ltd.	31,248	1,636,764
GAIL India, Ltd.	1,185,879	1,614,472
Grasim Industries, Ltd.	14,183	116,504
HCL Technologies, Ltd.	288,616	2,129,960
Hindalco Industries, Ltd.	198,309	388,344
Hindustan Petroleum Corporation, Ltd.	28,273	81,380
Housing Development Finance Corporation, Ltd.	185,982	4,324,476
ICICI Lombard General Insurance Co., Ltd. 144A	36,932	620,389
Info Edge India, Ltd.	19,302	704,873
Infosys, Ltd.	79,828	775,985
Infosys, Ltd. ADR	102,161	986,875
Kotak Mahindra Bank, Ltd.	62,939	1,136,050
Larsen & Toubro Infotech, Ltd. 144A	15,174	393,901
LIC Housing Finance, Ltd.	366,971	1,291,699
Mahindra & Mahindra, Ltd.	601,816	4,084,955
Marico, Ltd.	993,472	4,632,007
Maruti Suzuki India, Ltd.	10,154	786,042
Motherson Sumi Systems, Ltd.	220,870	277,925
Navin Fluorine International, Ltd.	31,465	677,698
Oil & Natural Gas Corporation, Ltd.	829,659	900,873
Power Grid Corporation of India, Ltd.	688,728	1,597,427
Prestige Estates Projects, Ltd.	119,093	330,723

See Notes to Financial Statements.

	Shares	Value
SBI Life Insurance Co., Ltd. 144A*	40,024	$ 427,336
Shriram Transport Finance Co., Ltd.	37,506	342,276
Tata Consultancy Services, Ltd.	212,139	5,839,662
Tata Motors, Ltd.*	179,580	235,525
TeamLease Services, Ltd.*	15,018	334,028
Tech Mahindra, Ltd.	25,210	181,390
Wipro, Ltd.	103,700	302,713
Zee Entertainment Enterprises, Ltd.	370,256	841,125
		45,501,505
Indonesia — 1.3%
PT Adaro Energy Tbk	7,399,100	520,549
PT Bank Central Asia Tbk	2,048,116	4,097,873
PT Bank Negara Indonesia Persero Tbk	757,431	244,729
PT BFI Finance Indonesia Tbk	7,300,300	144,756
PT Indofood CBP Sukses Makmur Tbk	159,800	104,876
PT Indofood Sukses Makmur Tbk	1,232,536	565,981
PT Link Net Tbk	2,617,800	412,538
PT Map Aktif Adiperkasa*	684,700	121,993
PT Pakuwon Jati Tbk	9,829,000	288,035
PT Perusahaan Gas Negara Tbk	247,900	19,871
PT Semen Indonesia Persero Tbk	630,200	426,977
PT United Tractors Tbk	438,660	510,432
		7,458,610
Malaysia — 0.7%
DiGi.Com Bhd	195,300	197,052
Hartalega Holdings Bhd	71,100	216,876
IHH Healthcare Bhd	62,600	80,697
Malayan Banking Bhd	389,816	684,946
Malaysia Airports Holdings	120,600	154,023
MISC Bhd	131,100	234,861
Petronas Chemicals Group Bhd	78,100	113,795
Petronas Gas Bhd	61,100	241,841
RHB Bank Bhd	424,300	475,598
Sime Darby Bhd	608,600	306,851
Telekom Malaysia Bhd	178,500	173,391
Tenaga Nasional Bhd	187,500	509,834
Top Glove Corporation Bhd	80,900	305,310
		3,695,075
Mexico — 1.7%
Alfa SAB de CV Series A	487,400	273,764
Alpek SAB de CV	1,177,800	896,756
America Movil SAB de CV, Series L	1,701,500	1,093,396
Arca Continental SAB de CV	124,522	546,641
Bolsa Mexicana de Valores SAB de CV	191,600	359,034
Fomento Economico Mexicano SAB de CV ADR	48,000	2,976,480
Gruma SAB de CV Series B	44,625	483,712
Grupo Financiero Banorte SAB de CV Series O	69,310	239,824
Grupo Televisa SAB SA ADR*	14,514	76,053
Kimberly-Clark de Mexico SAB de CV Series A	534,901	833,845
Orbia Advance Corporation SAB de CV	32,700	48,329
	Shares	Value
Wal-Mart de Mexico SAB de CV	856,713	$2,048,925
		9,876,759
Netherlands — 1.4%
Prosus NV*	60,187	5,594,887
Yandex NV Class A*	41,130	2,057,323
		7,652,210
Peru — 1.0%
Alicorp SAA Class C*	138,338	313,659
Banco BBVA Peru SA	331,654	252,842
Credicorp, Ltd.	35,845	4,791,401
Intercorp Financial Services, Inc.	7,526	199,063
		5,556,965
Philippines — 0.5%
Ayala Land, Inc.	2,380,700	1,623,741
BDO Unibank, Inc.	34,770	68,611
International Container Terminal Services, Inc.	133,280	274,257
JG Summit Holdings, Inc.	34,530	45,071
Jollibee Foods Corporation	136,680	385,896
Metro Pacific Investments Corporation	1,647,000	123,127
PLDT, Inc.	4,180	104,078
SM Prime Holdings, Inc.	381,000	245,042
		2,869,823
Poland — 1.1%
Bank Polska Kasa Opieki SA	154,280	2,113,943
CD Projekt SA*	11,843	1,193,461
Cyfrowy Polsat SA	46,774	312,527
Dino Polska SA 144A*	17,144	873,284
Grupa Lotos SA	19,933	303,842
Orange Polska SA*	31,220	49,375
Polski Koncern Naftowy ORLEN SA	63,902	1,015,501
Powszechna Kasa Oszczednosci Bank Polski SA	82,239	478,900
		6,340,833
Qatar — 0.1%
Industries Qatar QSC	17,530	37,158
Qatar Islamic Bank SAQ	6,620	28,698
Qatar National Bank QPSC	108,220	518,889
		584,745
Russia — 1.7%
Gazprom PJSC ADR	170,565	921,039
LUKOIL PJSC ADR	36,547	2,716,691
LUKOIL PJSC ADR (OTC Exchange)	17,105	1,269,533
Magnit PJSC GDR	4,887	63,551
MMC Norilsk Nickel PJSC ADR	24,681	645,126
Novatek PJSC GDR	1,991	282,209
PhosAgro PJSC GDR	10,672	131,799
Polyus PJSC GDR	4,973	418,470
Rosneft Oil Co. PJSC GDR	16,843	84,648
Sberbank of Russia PJSC ADR	199,835	2,271,674
Sberbank of Russia PJSC ADR (OTC Exchange)	14,170	160,688
Severstal PAO GDRΔ	20,309	245,771
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Surgutneftegas PJSC ADR	19,506	$ 105,126
		9,316,325
Saudi Arabia — 0.8%
Advanced Petrochemical Co.	7,684	109,561
Alinma Bank*	204,675	795,210
Almarai Co. JSC	2,951	40,902
Arab National Bank	50,894	259,144
Bank Al	167,874	506,907
Bank AlBilad	17,350	102,755
Banque Saudi Fransi	21,140	161,502
Bupa Arabia for Cooperative Insurance Co.	2,224	64,776
Etihad Etisalat Co.*	47,122	334,987
Jarir Marketing Co.	3,684	144,414
National Commercial Bank	8,208	81,854
National Industrialization Co.*	43,515	121,717
Riyad Bank	71,861	324,015
Samba Financial Group	57,158	410,993
Saudi Arabian Oil Co. 144A	24,146	209,606
Saudi Basic Industries Corporation	17,785	418,847
Saudi Industrial Investment Group	8,440	45,641
Yanbu National Petrochemical Co.	6,926	94,895
		4,227,726
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR	74,232	639,360
South Africa — 4.5%
Anglo American Platinum, Ltd.	21,004	1,528,623
AngloGold Ashanti, Ltd. ADR	52,412	1,545,630
Aspen Pharmacare Holdings, Ltd.*	52,020	432,093
Bid Corporation, Ltd.	25,634	420,931
Clicks Group, Ltd.	111,726	1,354,426
Discovery, Ltd.Δ	290,163	1,752,853
FirstRand, Ltd.	6,237	13,715
Gold Fields, Ltd. ADR	210,152	1,975,429
Harmony Gold Mining Co., Ltd. ADR*	355,516	1,482,502
Impala Platinum Holdings, Ltd.	31,714	213,580
JSE, Ltd.	282,329	1,984,967
Kumba Iron Ore, Ltd.	1,759	47,037
Momentum Metropolitan Holdings	118,151	120,237
Mr Price Group, Ltd.	25,676	212,317
Naspers, Ltd. N Shares	47,376	8,706,779
Northam Platinum, Ltd.*	35,346	238,393
Old Mutual, Ltd.	662,346	461,651
Pick n Pay Stores, Ltd.Δ	138,211	406,210
Remgro, Ltd.	6,798	39,248
RMB Holdings, Ltd.	4,754	451
Santam, Ltd.	18,437	284,750
Sasol, Ltd.*	39,103	300,264
Shoprite Holdings, Ltd.	46,281	284,447
Sibanye Stillwater, Ltd.Δ*	131,157	284,778
Standard Bank Group, Ltd.	115,936	699,816
Transaction Capital, Ltd.	333,945	359,097
Woolworths Holdings, Ltd.	179,627	343,303
		25,493,527
	Shares	Value
South Korea — 11.2%
BGF retail Co., Ltd.	6,529	$ 756,827
BNK Financial Group, Inc.	34,020	142,899
CJ Corporation	2,391	172,760
CJ ENM Co., Ltd.	1,022	94,723
Daelim Industrial Co., Ltd.	7,854	540,264
Doosan Bobcat, Inc.	38,836	863,802
Fila Holdings Corporation	10,251	302,506
GS Retail Co., Ltd.	1,875	57,295
Hana Financial Group, Inc.	12,262	278,867
Hankook Tire & Technology Co., Ltd.	18,122	375,058
Hanwha Corporation	5,932	110,783
HLB, Inc.*	4,249	328,321
Hyundai Engineering & Construction Co., Ltd.	22,548	624,606
Hyundai Glovis Co., Ltd.	727	61,808
Hyundai Marine & Fire Insurance Co., Ltd.	2,464	47,300
Hyundai Mobis Co., Ltd.	2,770	444,638
Kia Motors Corporation	158,725	4,289,158
KMW Co., Ltd.*	9,894	528,455
Korea Investment Holdings Co., Ltd.	21,626	810,783
Korea Zinc Co., Ltd.	3,455	968,076
Kumho Petrochemical Co., Ltd.	5,609	350,782
LG Chem, Ltd.	5,069	2,091,870
LG Electronic, Inc.	40,184	2,129,580
LG Household & Health Care, Ltd.	1,137	1,274,361
LG Innotek Co., Ltd.	7,126	1,045,059
LG Uplus Corporation	13,101	133,882
Lotte Corporation	2,543	67,254
Meritz Securities Co., Ltd.	32,535	82,740
NAVER Corporation	6,847	1,540,460
NCSoft Corporation	8,199	6,099,460
Orion Corporation	7,819	875,336
Pearl Abyss Corporation*	4,984	906,782
POSCO	4,261	620,643
Posco International Corporation	41,673	486,261
Samsung Electro-Mechanics Co., Ltd.	17,275	1,874,167
Samsung Electronics Co., Ltd.	370,220	16,388,763
Samsung Engineering Co., Ltd.*	35,053	361,266
Samsung Fire & Marine Insurance Co., Ltd.	19,189	2,821,253
Samsung SDS Co., Ltd.	1,762	249,229
Samsung Securities Co., Ltd.	2,582	57,081
SK Biopharmaceuticals Co., Ltd.*	1,595	64,975
SK Hynix, Inc.	169,396	12,094,623
		63,414,756
Taiwan — 12.2%
Accton Technology Corporation	200,000	1,553,121
Advantech Co., Ltd.	91,000	915,801
Airtac International Group	75,000	1,324,889
ASE Technology Holding Co., Ltd.	33,000	75,999
Catcher Technology Co., Ltd.	45,000	341,018
Chailease Holding Co., Ltd.	132,360	564,265
China Life Insurance Co., Ltd.*	647,249	480,861
Chroma ATE, Inc.	182,000	941,885

See Notes to Financial Statements.

	Shares	Value
Chunghwa Telecom Co., Ltd.	21,000	$ 83,401
Foxconn Technology Co., Ltd.	88,000	169,454
Globalwafers Co., Ltd.	125,000	1,721,648
Hon Hai Precision Industry Co., Ltd.	747,000	2,193,308
Largan Precision Co., Ltd.	45,500	6,326,321
Lite-On Technology Corporation	206,000	324,379
MediaTek, Inc.	370,396	7,322,962
Nanya Technology Corporation	409,000	853,335
Nien Made Enterprise Co., Ltd.	43,000	421,450
Novatek Microelectronics Corporation	90,000	699,455
Pegatron Corporation	301,000	656,522
Phison Electronics Corporation	33,000	332,082
Powertech Technology, Inc.	169,763	619,685
President Chain Store Corporation	636,000	6,397,952
Silergy Corporation	48,000	3,144,398
Taiwan Semiconductor Manufacturing Co., Ltd.	1,508,978	16,115,161
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	189,097	10,735,037
Taiwan Union Technology Corporation	64,000	314,225
Tong Hsing Electronic Industries, Ltd.	60,577	289,673
United Microelectronics Corporation	3,339,000	1,805,199
Win Semiconductors Corporation	52,000	530,924
Wistron Corporation	1,084,000	1,323,326
Zhen Ding Technology Holding, Ltd.	105,000	460,791
		69,038,527
Thailand — 1.2%
Advanced Info Service PCL NVDR	263,100	1,583,406
Airports of Thailand PCL	312,000	611,452
B Grimm Power PCL NVDR	273,600	476,518
Bangkok Bank PCL NVDR	350,170	1,221,454
Bangkok Dusit Medical Services PCL NVDR	154,600	112,676
Berli Jucker PCL NVDR	94,800	121,728
Bumrungrad Hospital PCL NVDR	33,000	124,624
Central Pattana PCL NVDR	99,700	158,481
Charoen Pokphand Foods PCL NVDR	177,200	182,753
Indorama Ventures PCL NVDR	678,300	614,067
Krung Thai Bank PCL NVDR	579,900	193,837
Muangthai Capital PCL NVDR	35,000	59,450
PTT Exploration & Production PCL	270,900	821,123
Ratch Group PCL NVDR	24,100	48,826
Thai Union Group PCL NVDR	999,000	420,526
		6,750,921
Turkey — 0.2%
Eregli Demir ve Celik Fabrikalari TAS*	446,000	558,354
	Shares	Value
Mavi Giyim Sanayi Ve Ticaret AS Class B 144A*	42,760	$ 297,030
Sok Marketler Ticaret AS*	181,923	356,704
Turkcell Iletisim Hizmetleri AS	24,156	57,591
Türkiye Is Bankasi AS Class C*	42,265	34,520
		1,304,199
United Kingdom — 2.3%
Anglo American PLC	105,584	2,434,050
Antofagasta PLC	339,920	3,934,357
TCS Group Holding PLC GDR	62,276	1,264,203
Unilever PLC	102,662	5,537,698
		13,170,308
Total Foreign Common Stocks (Cost $465,700,487)		493,174,148
FOREIGN PREFERRED STOCKS — 0.5%
Brazil — 0.5%
Banco Bradesco SA
8.14%◊	237,092	913,385
Banco Pan SA
0.03%◊	49,740	81,404
Cia Energetica de Minas Gerais
0.00%*	183,500	374,214
Lojas Americanas SA
0.00%*	235,300	1,397,582
Petroleo Brasileiro SA
0.00%*	23,400	93,719
		2,860,304
Colombia — 0.0%
Banco Davivienda SA
3.34%◊	28,352	211,245
Total Foreign Preferred Stocks (Cost $3,428,668)		3,071,549
MONEY MARKET FUNDS — 6.9%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞	21,353,454	21,353,454
Northern Institutional Liquid Assets Portfolio (Shares), 0.33%Ø§	1,104,610	1,104,610
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	16,680,009	$ 16,680,009
Total Money Market Funds (Cost $39,138,073)		39,138,073
TOTAL INVESTMENTS — 99.4% (Cost $532,160,634)		562,886,359
Other Assets in Excess of Liabilities — 0.6%		3,653,320
NET ASSETS — 100.0%		$566,539,679
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	20.6
Consumer Discretionary	18.6
Financials	14.9
Communication Services	11.4
Consumer Staples	8.2
Money Market Funds	6.9
Materials	5.8
Health Care	4.1
Industrials	2.9
Energy	2.6
Real Estate	1.9
Utilities	1.5
99.4
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI Singapore Index	07/2020	(170)	$ (3,608,962)	$ 38,154
Euro-BTP	07/2020	(7)	(122,112)	(1,005)
HSCEI	07/2020	22	1,369,305	(19,331)
MSCI Taiwan Index	07/2020	204	8,827,080	(15,674)
SGX Nifty 50 Index	07/2020	(95)	(1,952,250)	21,371
KOSPI 200 Index	09/2020	78	4,552,188	(118,644)
FTSE/JSE Top 40 Index	09/2020	(138)	(3,999,594)	(92,764)
Mexican Bolsa Index	09/2020	29	481,195	1,769
MSCI Emerging Markets E-Mini	09/2020	914	45,046,490	(330,536)
SET50 Index	09/2020	(23)	(130,466)	(895)
Total Futures Contracts outstanding at June 30, 2020			$50,462,874	$(517,555)

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/20	U.S. Dollars	9,422,711	Brazilian Reals	49,347,000	CITI	$ 379,033
09/17/20	U.S. Dollars	6,124,654	Mexican Pesos	136,100,000	CITI	265,795
09/16/20	Taiwan Dollars	182,100,000	U.S. Dollars	6,140,106	CITI	120,309
09/16/20	South Korean Won	5,850,548,000	U.S. Dollars	4,781,496	CITI	98,371
09/16/20	U.S. Dollars	5,117,053	Chilean Pesos	4,123,080,000	CITI	91,417
09/16/20	Philippine Pesos	255,045,000	U.S. Dollars	5,057,607	CITI	47,685
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	38,125
09/16/20	U.S. Dollars	1,700,277	South African Rand	29,200,000	CITI	31,256
09/16/20	Singapore Dollars	4,235,000	U.S. Dollars	3,009,140	CITI	30,458
09/16/20	U.S. Dollars	2,799,838	Polish Zloty	10,980,000	CITI	23,833
09/16/20	Chinese Offshore Yuan	29,974,000	U.S. Dollars	4,198,115	CITI	22,645
09/16/20	South African Rand	36,704,500	U.S. Dollars	2,082,365	CITI	15,600
09/16/20	Thai Baht	19,072,000	U.S. Dollars	602,050	CITI	14,929
09/16/20	U.S. Dollars	459,687	Russian Rubles	32,000,000	CITI	14,102
09/16/20	Indian Rupees	358,307,000	U.S. Dollars	4,689,222	CITI	13,416
09/16/20	U.S. Dollars	700,730	Colombian Pesos	2,600,000,000	CITI	13,407
09/16/20	Hong Kong Dollars	62,083,000	U.S. Dollars	7,994,969	CITI	11,330
09/16/20	U.S. Dollars	1,841,997	Hungarian Forint	577,672,000	CITI	9,995
09/16/20	U.S. Dollars	311,992	Indonesian Rupiahs	4,484,978,606	CITI	7,871
09/16/20	U.S. Dollars	585,629	Czech Republic Koruna	13,700,000	CITI	7,821
09/16/20	Polish Zloty	3,590,000	U.S. Dollars	903,195	CITI	4,443
09/16/20	Czech Republic Koruna	10,600,000	U.S. Dollars	443,460	CITI	3,603
09/16/20	Euro	181,500	U.S. Dollars	202,850	CITI	1,424
09/16/20	Colombian Pesos	3,100,000,000	U.S. Dollars	818,340	CITI	1,160
09/16/20	Hungarian Forint	53,000,000	U.S. Dollars	167,216	CITI	866
09/16/20	U.S. Dollars	14,678	Peruvian Nuevo Soles	50,000	CITI	581
09/16/20	U.S. Dollars	229,913	Saudi Riyals	862,500	CITI	167
09/16/20	U.S. Dollars	22,618	Euro	20,000	CITI	109
09/16/20	Saudi Riyals	1,200,000	U.S. Dollars	319,541	CITI	106
09/16/20	Russian Rubles	1,006,000	U.S. Dollars	13,953	CITI	54
09/16/20	U.S. Dollars	14,753	South Korean Won	17,635,000	CITI	44
09/16/20	U.S. Dollars	28,370	Thai Baht	876,000	CITI	32
09/16/20	U.S. Dollars	64,483	Hong Kong Dollars	500,000	CITI	2
Subtotal Appreciation						$ 1,269,989
09/16/20	Saudi Riyals	3,400,000	U.S. Dollars	905,694	CITI	$ (28)
07/09/20	U.S. Dollars	103,415	Turkish Lira	709,164	CITI	(59)
09/16/20	U.S. Dollars	874,406	South African Rand	15,300,000	CITI	(115)
09/16/20	Hong Kong Dollars	15,500,000	U.S. Dollars	1,999,026	CITI	(128)
09/16/20	U.S. Dollars	362,519	Saudi Riyals	1,361,500	CITI	(147)
09/16/20	Thai Baht	3,000,000	U.S. Dollars	97,234	CITI	(184)
09/16/20	U.S. Dollars	89,828	Euro	80,000	CITI	(211)
09/16/20	Chinese Offshore Yuan	812,000	U.S. Dollars	114,669	CITI	(328)
09/16/20	Euro	141,500	U.S. Dollars	159,758	CITI	(501)
09/16/20	Polish Zloty	422,000	U.S. Dollars	107,234	CITI	(543)
09/16/20	U.S. Dollars	1,701,282	Philippine Pesos	85,044,000	CITI	(1,063)
09/16/20	Taiwan Dollars	95,000,000	U.S. Dollars	3,267,132	CITI	(1,127)
09/16/20	Singapore Dollars	2,455,000	U.S. Dollars	1,763,247	CITI	(1,212)
09/17/20	U.S. Dollars	592,770	Mexican Pesos	13,800,000	CITI	(1,295)
09/16/20	Czech Republic Koruna	8,900,000	U.S. Dollars	377,643	CITI	(2,278)
09/16/20	Peruvian Nuevo Soles	579,874	U.S. Dollars	166,001	CITI	(2,512)
09/16/20	U.S. Dollars	3,721,981	Hong Kong Dollars	28,884,000	CITI	(2,935)
09/16/20	Hungarian Forint	62,000,000	U.S. Dollars	199,863	CITI	(3,239)
09/16/20	Colombian Pesos	3,000,000,000	U.S. Dollars	796,932	CITI	(3,866)
09/16/20	U.S. Dollars	1,471,969	Thai Baht	45,644,000	CITI	(4,614)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/16/20	South Korean Won	2,499,312,000	U.S. Dollars	2,089,506	CITI	$ (4,863)
09/16/20	U.S. Dollars	258,505	Indonesian Rupiahs	3,899,492,606	CITI	(5,916)
09/16/20	Indian Rupees	521,402,000	U.S. Dollars	6,852,479	CITI	(9,285)
09/16/20	Israeli Shekels	4,200,000	U.S. Dollars	1,228,206	CITI	(13,118)
09/16/20	U.S. Dollars	1,818,625	Hungarian Forint	577,672,000	CITI	(13,378)
09/16/20	U.S. Dollars	5,122,750	Brazilian Reals	28,049,000	CITI	(17,707)
09/16/20	Chilean Pesos	1,080,000,000	U.S. Dollars	1,336,185	CITI	(19,769)
09/16/20	U.S. Dollars	3,361,102	Polish Zloty	13,380,000	CITI	(21,682)
09/16/20	South African Rand	36,506,500	U.S. Dollars	2,122,537	CITI	(35,889)
09/16/20	U.S. Dollars	2,746,459	South Korean Won	3,350,064,000	CITI	(47,783)
09/16/20	U.S. Dollars	2,849,450	Singapore Dollars	4,040,000	CITI	(50,192)
09/16/20	U.S. Dollars	6,407,238	Israeli Shekels	22,400,000	CITI	(73,238)
09/16/20	U.S. Dollars	8,761,698	Chinese Offshore Yuan	62,765,415	CITI	(76,554)
09/16/20	U.S. Dollars	4,606,986	Czech Republic Koruna	111,200,000	CITI	(82,960)
09/16/20	Russian Rubles	426,986,000	U.S. Dollars	6,062,972	CITI	(117,366)
09/17/20	Mexican Pesos	177,941,000	U.S. Dollars	7,967,076	CITI	(307,042)
09/16/20	Brazilian Reals	37,628,000	U.S. Dollars	7,369,756	CITI	(473,785)
Subtotal Depreciation						$(1,396,912)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$ (126,923)
Swap Agreements outstanding at June 30, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decreases in total return of TAIEX (At Termination)	Increases in total return of TAIEX (At Termination)	7/15/2020	GSC	TWD	68,820,000	$ 27,624	$ —	$ 27,624
Increases in total return of SGX Nifty 50 Index (At Termination)	Decreases in total return of SGX Nifty 50 Index (At Termination)	7/30/2020	CITI	USD	863,100	3,243	—	3,243
Decreases in total return of BIST 30 Index (At Termination)	Increases in total return of BIST 30 Index (At Termination)	8/31/2020	CITI	TRY	9,095,580	2,482	—	2,482
Financing Index: 1-Month HIBOR - 0.30% (Monthly)	MSCI China Net Return HKD Index	9/16/2020	GSC	HKD	444,680	1,391	—	1,391
MSCI Emerging Markets Thailand Net Total Return USD Index	Financing Index: 1-Month ICE LIBOR USD + 0.15% (Monthly)	9/16/2020	GSC	USD	335,700	22,423	—	22,423
MSCI Poland Net Return PLN Index	Financing Index: 1-Month WIBOR + 0.18% (Monthly)	9/16/2020	GSC	PLN	1,050,828	14,302	—	14,302
MSCI Singapore Net Return SGD Index	Financing Index: SORF1M Index + 0.20% (Monthly)	9/16/2020	GSC	SGD	3,449,990	145,443	—	145,443
Increases in total return of WIG20 Index (At Termination)	Decreases in total return of WIG20 Index (At Termination)	9/18/2020	CITI	PLN	35,080	172	—	172
Subtotal Appreciation						$ 217,080	$ —	$ 217,080
Decreases in total return of HSCEI Index (At Termination)	Increases in total return of HSCEI Index (At Termination)	7/30/2020	GSC	HKD	62,229,600	$(138,572)	$ —	$(138,572)
Decreases in total return of HSCEI Index (At Termination)	Increases in total return of HSCEI Index (At Termination)	7/30/2020	CITI	HKD	6,753,600	(14,439)	—	(14,439)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Decreases in total return of Tel Aviv 35 Index (At Termination)	Increases in total return of Tel Aviv 35 Index (At Termination)	7/31/2020	GSC	ILS	805,440	$ (10,865)	$ —	$ (10,865)
Increases in total return of Bovespa Index (At Termination)	Decreases in total return of Bovespa Index (At Termination)	8/12/2020	CITI	BRL	10,476,400	(46,416)	—	(46,416)
Decreases in total return of KOSPI 200 Index (At Termination)	Increases in total return of KOSPI 200 Index (At Termination)	9/10/2020	GSC	KRW	4,071,600,000	(112,578)	—	(112,578)
Decreases in total return of KOSPI 200 Index (At Termination)	Increases in total return of KOSPI 200 Index (At Termination)	9/10/2020	CITI	KRW	2,808,000,000	(80,966)	—	(80,966)
Financing Index: 1-Month ICE LIBOR USD - 0.05% (Monthly)	MSCI Emerging Markets Korea Net Total Return USD Index	9/16/2020	GSC	USD	241,867	(7,396)	—	(7,396)
MSCI Brazil Net Return BRL Index	Financing Index: Brazil Cetip DI Interbank Deposit Rate - 0.45% (Monthly)	9/16/2020	GSC	BRL	745,301	(806)	—	(806)
MSCI South Africa Net Return ZAR Index	Financing Index: 1-Month SAFE South Africa JIBAR + 0.02% (Monthly)	9/16/2020	GSC	ZAR	65,731,975	(12,959)	—	(12,959)
Financing Index: 28-Day Mexico Interbank TIIE + 0.15% (Monthly)	MSCI Mexico Net MXN Index	9/17/2020	GSC	MXN	3,241,008	(460)	—	(460)
Increases in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Decreases in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	9/17/2020	GSC	ZAR	8,056,620	(8,235)	—	(8,235)
Subtotal Depreciation						$(433,692)	$ —	$(433,692)
Net Total Return Swaps outstanding at June 30, 2020						$(216,612)	$ —	$(216,612)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Health Care	$ 7,206,497	$ 2,843,714	$ 4,362,783	$ —
Information Technology	3,354,431	1,654,200	1,700,231	—
Materials	337,974	97,079	240,895	—
Other ^^	16,603,687	16,603,687	—	—
Total Common Stocks	27,502,589	21,198,680	6,303,909	—
Foreign Common Stocks:
Brazil	24,037,259	24,037,259	—	—
Canada	1,242,027	1,242,027	—	—
Chile	4,110,251	4,110,251	—	—
China	131,711,302	44,632,668	87,078,634	—
Greece	1,188,608	1,005,864	182,744	—
India	45,501,505	986,875	44,514,630	—
Mexico	9,876,759	9,876,759	—	—
Netherlands	7,652,210	7,652,210	—	—
Peru	5,556,965	5,556,965	—	—
Russia	9,316,325	1,430,221	7,886,104	—
South Africa	25,493,527	9,318,361	16,175,166	—
Taiwan	69,038,527	10,735,037	58,303,490	—
Turkey	1,304,199	558,354	745,845	—
United Kingdom	13,170,308	1,264,203	11,906,105	—
Other ^^	143,974,376	—	143,974,376	—
Total Foreign Common Stocks	493,174,148	122,407,054	370,767,094	—
Foreign Preferred Stocks	3,071,549	3,071,549	—	—
Money Market Funds	39,138,073	39,138,073	—	—
Total Assets - Investments in Securities	$562,886,359	$185,815,356	$377,071,003	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,269,989	$ —	$ 1,269,989	$ —
Futures Contracts	61,294	61,294	—	—
Swap Agreements	217,080	—	217,080	—
Total Assets - Other Financial Instruments	$ 1,548,363	$ 61,294	$ 1,487,069	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,396,912)	$ —	$(1,396,912)	$ —
Futures Contracts	(578,849)	(578,849)	—	—
Swap Agreements	(433,692)	—	(433,692)	—
Total Liabilities - Other Financial Instruments	$(2,409,453)	$(578,849)	$(1,830,604)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
	Defensive Market Strategies® Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,176,029,447	$2,032,882,355
Investments in securities of affiliated issuers, at value	62,758,246	70,028,319
Total investments, at value(1), (2)	1,238,787,693	2,102,910,674
Cash	2,013,859	—
Cash collateral for derivatives	—	—
Deposits with broker for futures contracts	—	5,476,000
Foreign currency(3)	1	—
Receivables:
Dividends and reclaims	841,329	1,258,750
Interest	1,553,880	—
Securities lending	10,513	23,291
Investment securities sold	2,755,086	—
Fund shares sold	263,865	396,229
Variation margin on futures contracts	—	941,375
Unrealized appreciation on foreign currency exchange contracts	45,566	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	48,743	61,837
Total Assets	1,246,320,535	2,111,068,156
Liabilities
Cash Overdraft	—	4,234
Securities sold short, at value(4)	—	—
Options written, at value(5)	1,271,858	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	35,669,941	4,262,211
Collateral from counterparty	—	—
Payables:
Investment securities purchased	1,710,847	—
Dividends on short sales	—	—
Fund shares redeemed	1,858,144	1,166,681
Variation margin on futures contracts	329,375	—
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	606,522	150,528
Shareholder servicing fees	81,071	124,758
Trustee fees	1,609	2,517
Other expenses	251,247	330,826
Total Liabilities	41,780,614	6,041,755
Net Assets	$1,204,539,921	$2,105,026,401
Net Assets Consist of:
Paid-in-capital	$1,100,540,310	$1,545,635,751
Distributable earnings (loss)	103,999,611	559,390,650
Net Assets	$1,204,539,921	$2,105,026,401
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 809,944,847	$1,494,352,399
Institutional shares outstanding	64,489,908	43,953,609
Net asset value, offering and redemption price per Institutional share	$ 12.56	$ 34.00
Net assets applicable to the Investor Class	$ 394,595,074	$ 610,674,002
Investor shares outstanding	31,412,596	17,952,636
Net asset value, offering and redemption price per Investor share	$ 12.56	$ 34.02

(1)Investments in securities of unaffiliated issuers, at cost	$1,053,975,583	$1,464,320,336
Investments in securities of affiliated issuers, at cost	62,758,246	70,028,319
Total investments, at cost	$1,116,733,829	$1,534,348,655
(2)Includes securities loaned of:	$ 50,519,523	$ 50,987,760
(3)Foreign currency, at cost	$ 1	$ —
(4)Proceeds from securities sold short	$ —	$ —
(5)Premiums received on options written	$ 2,780,078	$ —
(6)Net of $(448,548) accrued foreign capital gains taxed on appreciated securities for International Equity Fund.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,013,032,924	$1,684,010,226	$523,094,546	$665,345,331	$1,107,136,837	$541,532,905
43,849,516	56,752,647	31,307,543	18,393,235	72,442,108	21,353,454
1,056,882,440	1,740,762,873	554,402,089	683,738,566	1,179,578,945	562,886,359
—	2,023,028	—	1,509,989	—	—
—	—	—	—	683,458	1,160,054
1,759,856	—	1,800,000	616,000	10,424,714	10,865,573
—	—	—	2,618,607	18,574,181	12,217,638

1,346,450	605,342	377,025	2,656,409	6,140,835	1,180,961
—	—	—	—	—	253,387
1,360	113,222	25,546	17,617	846	424
1,126,211	—	1,770,056	2,325	260,851	2,861,638
227,341	234,553	340,107	58,107	534,289	529,795
286,450	318,750	193,680	—	—	—
61,706	—	—	—	2,235,196	1,269,989
—	—	—	—	32,138	217,080
48,302	63,517	38,195	22,676	41,081	26,952
1,061,740,116	1,744,121,285	558,946,698	691,240,296	1,218,506,534	593,469,850

—	—	286,519	—	15,759	—
—	—	—	—	49,192,957	—
—	—	—	—	—	—
—	—	—	—	1,106,895	1,396,912
—	—	—	—	174,055	433,692
7,181,521	11,621,953	16,503,541	18,029,669	8,859,040	1,104,610
—	—	—	—	1,430,000	302,254

609,186	—	2,810,394	—	9,523,899	22,809,513
—	—	—	—	32,857	—
122,781	412,537	120,709	2,187	68,551	8,082
—	—	—	37,958	105,757	70,023
—	—	—	—	448,548	—

510,237	894,192	393,813	65,982	737,858	358,223
62,782	163,928	44,170	—	61,541	13,137
1,407	1,145	566	2,135	1,378	377
198,272	245,590	134,186	206,566	536,052	433,348
8,686,186	13,339,345	20,293,898	18,344,497	72,295,147	26,930,171
$1,053,053,930	$1,730,781,940	$538,652,800	$672,895,799	$1,146,211,387	$566,539,679

$1,103,939,830	$1,023,460,098	$563,158,643	$712,030,956	$1,226,843,339	$570,373,845
(50,885,900)	707,321,842	(24,505,843)	(39,135,157)	(80,631,952) (6)	(3,834,166)
$1,053,053,930	$1,730,781,940	$538,652,800	$672,895,799	$1,146,211,387	$566,539,679

$ 751,939,316	$ 919,283,087	$322,850,870	$672,895,799	$ 845,294,674	$500,039,484
47,741,945	32,422,747	22,935,472	69,262,562	70,130,884	53,050,183
$ 15.75	$ 28.35	$ 14.08	$ 9.72	$ 12.05	$ 9.43
$ 301,114,614	$ 811,498,853	$215,801,930	N/A	$ 300,916,713	$ 66,500,195
19,102,770	28,861,175	15,412,516	N/A	24,946,713	7,064,420
$ 15.76	$ 28.12	$ 14.00	N/A	$ 12.06	$ 9.41

$ 998,418,364	$1,129,731,990	$519,692,382	$695,188,825	$1,118,407,280	$510,807,180
43,849,516	56,752,647	31,307,543	18,393,235	72,442,108	21,353,454
$1,042,267,880	$1,186,484,637	$550,999,925	$713,582,060	$1,190,849,388	$532,160,634
$ 8,052,712	$ 135,710,430	$ 56,559,508	$ 31,001,437	$ 22,036,899	$ 6,758,615
$ —	$ —	$ —	$ 2,625,497	$ 18,560,694	$ 12,235,012
$ —	$ —	$ —	$ —	$ 45,830,493	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
	Defensive Market Strategies® Fund	Equity Index Fund
Investment Income
Dividends	$ 7,381,323	$ 19,293,515
Income distributions received from affiliated funds	283,728	226,661
Interest	2,518,585	5,302
Securities lending, net	77,368	112,433
Less foreign taxes withheld	(103,870)	(44,796)
Total Investment Income	10,157,134	19,593,115
Expenses
Investment advisory fees	3,638,358	881,363
Transfer agent fees:
Institutional shares	2,422	2,683
Investor shares	15,770	19,928
Custodian fees	42,555	21,094
Shareholder servicing fees:
Investor shares	513,017	734,419
Accounting and administration fees	126,199	214,061
Professional fees	100,531	49,610
Shareholder reporting fees:
Institutional shares	656	1,005
Investor shares	3,850	8,142
Trustees expenses	2,617	4,626
Line of credit facility fees	772	1,480
S&P license fees	—	102,174
Interest expense	—	—
Dividends on securities sold short	—	—
Other expenses	74,233	78,844
Recoupment of prior expenses reduced by the Advisor	—	—
Total Expenses	4,520,980	2,119,429
Fees paid indirectly	—	—
Net Expenses	4,520,980	2,119,429
Net Investment Income	5,636,154	17,473,686
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(30,690) for International Equity Fund)	13,223,139	(3,555,911)
Investment securities sold short	—	—
Futures transactions	1,148,355	(2,285,844)
Swap agreements	—	—
Option contracts written	(28,721,738)	—
Forward foreign currency contracts	(268,642)	—
Foreign currency	17,162	—
Net realized gain (loss)	(14,601,724)	(5,841,755)
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(448,548) for International Equity Fund)	(51,913,117)	(77,155,428)
Investment securities sold short	—	—
Futures	(238,312)	975,644
Swap agreements	—	—
Option contracts written	1,283,962	—
Forward foreign currency contracts	235,062	—
Foreign currency	4,250	—
Net change in unrealized appreciation (depreciation)	(50,628,155)	(76,179,784)
Net Realized and Unrealized Gain (Loss)	(65,229,879)	(82,021,539)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,593,725)	$(64,547,853)

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 14,184,033	$ 7,229,565	$ 2,823,637	$ 10,474,975	$ 16,834,100	$ 5,063,679
167,413	206,900	83,389	151,696	248,224	63,753
—	7,826	3,442	2,085	—	—
37,586	403,316	110,500	76,635	43,196	22,974
(445,972)	(126,456)	(5,643)	(690,589)	(1,250,400)	(421,660)
13,943,060	7,721,151	3,015,325	10,014,802	15,875,120	4,728,746

3,061,578	5,198,919	2,317,563	378,460	4,418,417	2,075,170

2,289	2,406	2,397	1,971	2,700	2,302
10,438	16,828	10,278	—	11,301	6,766
39,916	20,291	57,806	78,478	295,935	522,708

396,770	929,644	265,350	—	371,704	79,666
112,755	171,916	54,510	71,547	122,092	50,761
55,389	53,446	56,699	62,070	63,340	55,398

496	498	596	—	700	338
4,684	9,203	5,760	—	4,871	785
2,555	4,207	1,922	478	2,632	1,155
721	1,449	954	45	625	281
—	—	—	—	—	—
293	—	—	—	—	6,513
—	—	—	—	673,243	—
60,271	72,508	46,649	131,538	211,310	56,625
—	—	—	14,193	—	39,200
3,748,155	6,481,315	2,820,484	738,780	6,178,870	2,897,668
(6,331)	(15,912)	(26,593)	—	—	(89)
3,741,824	6,465,403	2,793,891	738,780	6,178,870	2,897,579
10,201,236	1,255,748	221,434	9,276,022	9,696,250	1,831,167

(50,940,159)	156,886,272	(34,124,913)	(6,251,044)	(61,257,723)	(21,841,175)
—	—	—	—	5,630,888	—
7,407,763	3,497,171	2,471,451	(7,394,495)	1,477,664	2,383,505
—	—	—	—	1,723,825	524,212
—	—	—	—	—	—
(1,022,505)	—	—	—	(1,966,547)	(224,790)
19,619	—	—	33,544	(54,033)	(534,725)
(44,535,282)	160,383,443	(31,653,462)	(13,611,995)	(54,445,926)	(19,692,973)

(150,411,797)	(9,412,205)	(33,127,176)	(73,165,508)	(120,321,661)	(19,567,198)
—	—	—	—	3,488,876	—
(133,134)	(587,335)	577,952	(235,534)	(1,039,556)	(1,013,749)
—	—	—	—	65,815	(1,076,888)
—	—	—	—	—	—
550,838	—	—	—	1,136,685	277,612
—	—	—	(17,730)	41,702	(50,720)
(149,994,093)	(9,999,540)	(32,549,224)	(73,418,772)	(116,628,139)	(21,430,943)
(194,529,375)	150,383,903	(64,202,686)	(87,030,767)	(171,074,065)	(41,123,916)
$(184,328,139)	$151,639,651	$(63,981,252)	$(77,754,745)	$(161,377,815)	$(39,292,749)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19
	(Unaudited)
Operations:
Net investment income	$ 5,636,154	$ 13,769,126
Net realized gain (loss) on investment securities, foreign currency and derivatives	(14,601,724)	54,096,958
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(50,628,155)	133,603,773
Net increase (decrease) in net assets resulting from operations	(59,593,725)	201,469,857
Distributions to Shareholders:
Institutional shares	(9,296,003)	(44,168,777)
Investor shares	(4,070,888)	(24,120,475)
Total distributions	(13,366,891)	(68,289,252)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	75,099,370	76,644,154
Investor shares	70,472,605	133,164,309
Reinvestment of dividends and distributions
Institutional shares	9,285,390	44,116,263
Investor shares	3,959,021	23,830,888
Total proceeds from shares sold and reinvested	158,816,386	277,755,614
Value of shares redeemed
Institutional shares	(35,793,289)	(56,912,886)
Investor shares	(108,043,432)	(103,760,712)
Total value of shares redeemed	(143,836,721)	(160,673,598)
Net increase (decrease) from capital share transactions(1)	14,979,665	117,082,016
Total increase (decrease) in net assets	(57,980,951)	250,262,621
Net Assets:
Beginning of Period	1,262,520,872	1,012,258,251
End of Period	$1,204,539,921	$1,262,520,872

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/20	12/31/19	06/30/20	12/31/19	06/30/20	12/31/19
(Unaudited)		(Unaudited)		(Unaudited)

$ 17,473,686	$ 32,898,674	$ 10,201,236	$ 19,896,239	$ 1,255,748	$ 141,021
(5,841,755)	16,892,045	(44,535,282)	128,696,083	160,383,443	163,335,695
(76,179,784)	458,673,507	(149,994,093)	123,681,091	(9,999,540)	298,497,744
(64,547,853)	508,464,226	(184,328,139)	272,273,413	151,639,651	461,974,460

(16,814,201)	(32,906,901)	(17,764,971)	(91,183,177)	(16,061,402)	(86,626,597)
(6,209,701)	(12,882,091)	(6,799,021)	(40,942,447)	(13,472,004)	(70,501,782)
(23,023,902)	(45,788,992)	(24,563,992)	(132,125,624)	(29,533,406)	(157,128,379)

140,563,187	171,099,288	76,749,639	34,148,825	50,748,926	68,743,901
72,893,363	90,260,475	16,374,248	29,718,622	84,224,200	70,435,756

16,437,535	32,447,882	17,755,900	91,139,115	16,055,181	86,582,221
6,183,292	12,851,729	6,781,641	40,832,597	13,445,046	70,461,720
236,077,377	306,659,374	117,661,428	195,839,159	164,473,353	296,223,598

(104,632,060)	(132,040,161)	(30,650,921)	(91,784,085)	(148,315,021)	(155,258,516)
(74,501,089)	(100,097,652)	(39,960,060)	(68,010,299)	(105,632,189)	(135,778,291)
(179,133,149)	(232,137,813)	(70,610,981)	(159,794,384)	(253,947,210)	(291,036,807)
56,944,228	74,521,561	47,050,447	36,044,775	(89,473,857)	5,186,791
(30,627,527)	537,196,795	(161,841,684)	176,192,564	32,632,388	310,032,872

2,135,653,928	1,598,457,133	1,214,895,614	1,038,703,050	1,698,149,552	1,388,116,680
$2,105,026,401	$2,135,653,928	$1,053,053,930	$1,214,895,614	$1,730,781,940	$1,698,149,552
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Equity Fund
	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19
	(Unaudited)
Operations:
Net investment income	$ 221,434	$ 447,076
Net realized gain (loss) on investment securities, foreign currency and derivatives	(31,653,462)	26,632,218
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(32,549,224)	95,496,405
Net increase (decrease) in net assets resulting from operations	(63,981,252)	122,575,699
Distributions to Shareholders:
Institutional shares	—	(12,633,420)
Investor shares	—	(9,433,184)
Total distributions	—	(22,066,604)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	39,646,889	42,279,164
Investor shares	12,560,938	27,788,978
Reinvestment of dividends and distributions
Institutional shares	—	12,609,876
Investor shares	—	9,422,258
Total proceeds from shares sold and reinvested	52,207,827	92,100,276
Value of shares redeemed
Institutional shares	(18,780,610)	(26,618,910)
Investor shares	(27,250,970)	(57,230,474)
Total value of shares redeemed	(46,031,580)	(83,849,384)
Net increase (decrease) from capital share transactions(1)	6,176,247	8,250,892
Total increase (decrease) in net assets	(57,805,005)	108,759,987
Net Assets:
Beginning of Period	596,457,805	487,697,818
End of Period	$538,652,800	$596,457,805

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/20	12/31/19	06/30/20	12/31/19	06/30/20	12/31/19
(Unaudited)		(Unaudited)		(Unaudited)

$ 9,276,022	$ 19,347,299	$ 9,696,250	$ 27,314,506	$ 1,831,167	$ 8,850,162
(13,611,995)	1,316,780	(54,445,926)	40,301,646	(19,692,973)	1,991,770
(73,418,772)	100,183,811	(116,628,139)	185,919,521	(21,430,943)	77,153,785
(77,754,745)	120,847,890	(161,377,815)	253,535,673	(39,292,749)	87,995,717

—	(20,799,847)	—	(47,643,999)	—	(11,628,885)
—	—	—	(16,556,051)	—	(1,621,711)
—	(20,799,847)	—	(64,200,050)	—	(13,250,596)

98,744,296	76,342,779	64,654,481	60,770,646	86,045,807	42,650,660
—	—	34,919,106	49,956,440	12,702,179	20,347,806

—	20,640,274	—	47,413,821	—	11,623,106
—	—	414	16,496,111	—	1,620,358
98,744,296	96,983,053	99,574,001	174,637,018	98,747,986	76,241,930

(61,957,711)	(28,593,664)	(63,364,214)	(80,087,916)	(9,808,350)	(21,076,236)
—	—	(42,790,323)	(50,451,367)	(16,046,823)	(22,140,113)
(61,957,711)	(28,593,664)	(106,154,537)	(130,539,283)	(25,855,173)	(43,216,349)
36,786,585	68,389,389	(6,580,536)	44,097,735	72,892,813	33,025,581
(40,968,160)	168,437,432	(167,958,351)	233,433,358	33,600,064	107,770,702

713,863,959	545,426,527	1,314,169,738	1,080,736,380	532,939,615	425,168,913
$672,895,799	$713,863,959	$1,146,211,387	$1,314,169,738	$566,539,679	$532,939,615
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2020(1)	$13.27	$0.06	$(0.62)	$(0.56)	$(0.09)	$(0.06)	$(0.15)	$12.56	(4.25)%	$ 809,945	0.67%	0.67%	1.04%	47%
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(2)	0.68	0.70	60
2016	11.21	0.17	1.15(3)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
2015	11.61	0.17	0.11(3)	0.28	(0.17)	(0.51)	(0.68)	11.21	2.43	443,499	0.72(2)	0.73	1.46	55
Investor Class
2020(1)	$13.27	$0.05	$(0.63)	$(0.58)	$(0.07)	$(0.06)	$(0.13)	$12.56	(4.37)%	$ 394,595	0.94%	0.94%	0.78%	47%
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(2)	0.96	0.43	60
2016	11.22	0.14	1.15(3)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78
2015	11.60	0.13	0.12(3)	0.25	(0.12)	(0.51)	(0.63)	11.22	2.16	167,117	0.99(2)	1.00	1.12	55

Equity Index Fund
Institutional Class
2020(1)	$35.45	$0.30	$(1.36)	$(1.06)	$(0.29)	$(0.10)	$(0.39)	$34.00	(2.99)%	$1,494,352	0.13%	0.13%	1.81%	—%(4)
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27(3)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
2015	23.99	0.48	(0.26)(3)	0.22	(0.61)	(0.79)	(1.40)	22.81	0.92	276,599	0.17	0.18	1.94	6
Investor Class
2020(1)	$35.47	$0.26	$(1.36)	$(1.10)	$(0.25)	$(0.10)	$(0.35)	$34.02	(3.10)%	$ 610,674	0.41%	0.41%	1.55%	—%(4)
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27(3)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3
2015	22.90	0.37	(0.21)(3)	0.16	(0.18)	(0.30)	(0.48)	22.58	0.70	332,005	0.41	0.44	1.62	6

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015 and 2017.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Rounds to less than 1%.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2020(1)	$19.02	$ 0.16	$(3.04)	$(2.88)	$(0.15)	$(0.24)	$(0.39)	$15.75	(15.19)%	$ 751,939	0.63%(2)	0.63%	2.00%	112%
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(2)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(2)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(2)	0.58	1.78	38
2016	19.75	0.41	2.30(3)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59(2)	0.60	2.05	36
2015	23.56	0.39	(1.20)(3)	(0.81)	(0.44)	(2.56)	(3.00)	19.75	(3.44)	917,208	0.61(2)	0.62	1.73	32
Investor Class
2020(1)	$19.04	$ 0.14	$(3.06)	$(2.92)	$(0.12)	$(0.24)	$(0.36)	$15.76	(15.34)%	$ 301,115	0.89%(2)	0.89%	1.74%	112%
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(2)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(2)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(2)	0.84	1.52	38
2016	19.46	0.35	2.33(3)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86(2)	0.87	1.78	36
2015	21.31	0.27	(1.06)(3)	(0.79)	(0.08)	(0.98)	(1.06)	19.46	(3.70)	324,440	0.89(2)	0.89	1.26	32

Growth Equity Fund
Institutional Class
2020(1)	$26.23	$ 0.04	$ 2.59	$ 2.63	$(0.05)	$(0.46)	$(0.51)	$28.35	10.01%	$ 919,283	0.68%(4)	0.68%	0.27%	39%
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(4)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(4)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(4)	0.73	0.12	41
2016	22.25	—†	(0.22)(3)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75(4)	0.76	0.01	24
2015	25.80	0.02	1.38(3)	1.40	—	(4.95)	(4.95)	22.25	5.67	932,232	0.77(4)	0.78	0.09	79
Investor Class
2020(1)	$26.02	$ —†	$ 2.58	$ 2.58	$(0.02)	$(0.46)	$(0.48)	$28.12	9.90%	$ 811,499	0.94%(4)	0.94%	0.02%	39%
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(4)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(4)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(4)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(3)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01(4)	1.02	(0.26)	24
2015	22.92	(0.05)	1.27(3)	1.22	—	(2.12)	(2.12)	22.02	5.44	483,385	1.04(4)	1.06	(0.21)	79

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018, 2019 and for the six months ended June 30, 2020.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018, 2019 and for the six months ended June 30, 2020.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2020(1)	$15.72	$ 0.01	$(1.65)	$(1.64)	$ —	$ —	$ —	$14.08	(10.43)%	$322,851	0.98%(2)	0.99%	0.20%	63%
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(2)	1.01	0.20	84
2018	18.36	0.04	(2.13)(3)	(2.09)	—	(3.23)(4)	(3.23)	13.04	(12.01)	256,242	0.98(2)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(2)	1.00	0.09	80
2016	15.14	0.06	2.59(5)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01(2)	1.03	0.36	77
2015	18.05	0.08	(1.13)(5)	(1.05)	(0.06)	(1.80)	(1.86)	15.14	(5.66)	264,962	1.00(2)	1.03	0.45	74
Investor Class
2020(1)	$15.66	$(0.01)	$(1.65)	$(1.66)	$ —	$ —	$ —	$14.00	(10.60)%	$215,802	1.25%(2)	1.26%	(0.08)%	63%
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(2)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)(3)	(2.13)	—	(3.23)(4)	(3.23)	13.01	(12.22)	231,456	1.24(2)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(2)	1.27	(0.17)	80
2016	15.17	0.02	2.59(5)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27(2)	1.30	0.11	77
2015	17.08	0.02	(1.04)(5)	(1.02)	—	(0.89)	(0.89)	15.17	(5.91)	236,850	1.24(2)	1.27	0.13	74

International Equity Index Fund
Institutional Class
2020(1)	$10.87	$ 0.13	$(1.28)	$(1.15)	$ —	$ —	$ —	$ 9.72	(10.58)%	$672,896	0.22%	0.22%	2.76%	7%
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(5)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6
2015(6)	10.00	0.07	(1.06)(5)	(0.99)	(0.07)	—	(0.07)	8.94	(9.88)	111,025	0.57	0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, and 0.01% for the years 2015, 2016, 2017, and 2019. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for Institutional and Investor Class, respectively. For the six months ended June 30, 2020, the effect of fees paid indirectly decreased the ratio by 0.01%.
(3)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $(8.59) and $(8.58) for the Institutional and Investor Class, respectively.
(4)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $3.23 for both the Institutional and Investor Class.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2020(1)	$13.78	$0.10	$(1.83)	$(1.73)	$ —	$ —	$ —	$12.05	(12.55)%	$ 845,294	1.01%(2)	1.01%(2)	1.76%	45%
2019	11.74	0.31(3)	2.44	2.75	(0.31)	(0.40)	(0.71)	13.78	23.45	963,046	1.07(2)	1.07(2)	2.31(3)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(4)	0.93(2)	1.63	42
2016	13.14	0.27	0.13(5)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00(2)(4)	1.01(2)	2.09	33
2015	14.25	0.22	(0.50)(5)	(0.28)	(0.26)	(0.57)	(0.83)	13.14	(1.93)	1,030,729	1.03(2)(4)	1.05(2)	1.49	43
Investor Class
2020(1)	$13.81	$0.09	$(1.84)	$(1.75)	$ —	$ —	$ —	$12.06	(12.67)%	$ 300,917	1.27%(2)	1.27%(2)	1.49%	45%
2019	11.77	0.27(3)	2.45	2.72	(0.28)	(0.40)	(0.68)	13.81	23.10	351,124	1.35(2)	1.34(2)	2.05(3)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(4)	1.19(2)	1.37	42
2016	13.18	0.24	0.11(5)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27(2)(4)	1.28(2)	1.81	33
2015	14.03	0.24	(0.55)(5)	(0.31)	(0.12)	(0.42)	(0.54)	13.18	(2.16)	245,976	1.35(2)(4)	1.39(2)	1.68	43

Emerging Markets Equity Fund
Institutional Class
2020(1)	$10.19	$0.04	$(0.80)	$(0.76)	$ —	$ —	$ —	$ 9.43	(7.46)%	$ 500,040	1.16%(6)	1.16%	0.83%	38%
2019	8.71	0.18(7)	1.57	1.75	(0.27)	—	(0.27)	10.19	20.06	457,074	1.19(6)	1.19	1.92(7)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(6)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(6)	1.31	0.83	56
2016	7.34	0.08	0.90(5)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30(6)	1.48	0.98	54
2015	9.09	0.11	(1.83)(5)	(1.72)	(0.03)	—	(0.03)	7.34	(18.93)	272,123	1.28(6)	1.50	1.36	39
Investor Class
2020(1)	$10.20	$0.02	$(0.81)	$(0.79)	$ —	$ —	$ —	$ 9.41	(7.75)%	$ 66,500	1.57%(6)	1.45%	0.38%	38%
2019	8.72	0.14(7)	1.57	1.71	(0.23)	—	(0.23)	10.20	19.64	75,866	1.57(6)	1.57	1.48(7)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(6)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(6)	1.66	0.57	56
2016	7.35	0.06	0.91(5)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56(6)	1.87	0.73	54
2015	9.09	0.05	(1.79)(5)	(1.74)	—	—	—	7.35	(19.14)	25,659	1.51(6)	1.83	0.58	39

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.17%, 0.14% and 0.08% for the years 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the year ended December 31, 2019, the effect of dividend expense on securities sold short increased the ratio by 0.19%. For the six months ended June 30, 2020, the effect of dividend expense on securities sold short increased the ratio by 0.12%.
(3)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016 and 2017.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018, 2019 and for the six months ended June 30, 2020.
(7)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS — 53.8%
Consumer Discretionary — 0.3%
Hyatt Hotels Corporation Class A	11,769	$ 591,863
Real Estate — 53.5%
Agree Realty Corporation REIT	46,467	3,053,347
Alexandria Real Estate Equities, Inc. REIT	27,526	4,466,093
American Assets Trust, Inc. REIT	28,683	798,535
American Campus Communities, Inc. REIT	20,297	709,583
American Homes 4 Rent Class A REIT	52,415	1,409,964
American Tower Corporation REIT	9,865	2,550,497
Apartment Investment and Management Co. Class A REIT	30,160	1,135,222
Apple Hospitality REIT, Inc.	117,366	1,133,756
Boston Properties, Inc. REIT	16,169	1,461,354
Brixmor Property Group, Inc. REIT	33,866	434,162
Cousins Properties, Inc. REIT	74,698	2,228,241
CyrusOne, Inc. REITΔ	36,664	2,667,306
DiamondRock Hospitality Co. REIT	145,792	806,230
Digital Realty Trust, Inc. REITΔ	19,286	2,740,733
Duke Realty Corporation REIT	56,917	2,014,293
EastGroup Properties, Inc. REIT	20,990	2,489,624
Equinix, Inc. REIT	3,036	2,132,183
Equity LifeStyle Properties, Inc. REIT	64,051	4,001,906
Equity Residential REIT	17,940	1,055,231
Essential Properties Realty Trust, Inc. REIT	173,285	2,571,549
Essex Property Trust, Inc. REIT	10,925	2,503,682
Extra Space Storage, Inc. REIT	33,563	3,100,214
First Industrial Realty Trust, Inc. REIT	31,130	1,196,637
Healthcare Trust of America, Inc. Class A REITΔ	38,139	1,011,446
Healthpeak Properties, Inc. REIT	72,969	2,011,026
Highwoods Properties, Inc. REIT	95,056	3,548,440
Hudson Pacific Properties, Inc. REIT	25,517	642,008
Invitation Homes, Inc. REIT	194,435	5,352,796
Kimco Realty Corporation REIT	177,390	2,277,688
Life Storage, Inc. REIT	33,259	3,157,942
Medical Properties Trust, Inc. REIT	53,199	1,000,141
Mid-America Apartment Communities, Inc. REIT	44,944	5,153,728
New Senior Investment Group, Inc. REIT	46,606	168,714
Omega Healthcare Investors, Inc. REIT	70,719	2,102,476
Pebblebrook Hotel Trust REIT	27,563	376,511
Physicians Realty Trust REIT	63,162	1,106,598
Piedmont Office Realty Trust, Inc. Class A REIT	49,775	826,763
Prologis, Inc. REIT	130,319	12,162,672
QTS Realty Trust, Inc. Class A REIT	10,000	640,900
Realty Income Corporation REIT	76,433	4,547,763
Regency Centers Corporation REIT	48,471	2,224,334
Rexford Industrial Realty, Inc. REIT	49,625	2,055,964
Sabra Health Care REIT, Inc.	69,442	1,002,048
SBA Communications Corporation REIT	8,109	2,415,833
	Shares	Value
Simon Property Group, Inc. REIT	32,955	$ 2,253,463
SITE Centers Corporation REIT	47,810	387,261
STORE Capital Corporation REIT	18,170	432,628
Summit Hotel Properties, Inc. REIT	99,248	588,541
Sun Communities, Inc. REIT	15,795	2,143,066
Sunstone Hotel Investors, Inc. REIT	72,548	591,266
UDR, Inc. REIT	103,004	3,850,290
Weingarten Realty Investors REIT	46,442	879,147
Welltower, Inc. REIT	136,475	7,062,581
		118,634,376
Total Common Stocks (Cost $120,182,452)		119,226,239
FOREIGN COMMON STOCKS — 43.0%
Australia — 3.3%
Dexus REIT	117,006	750,982
Goodman Group REIT	40,006	412,791
GPT Group (The) REIT (Athens Exchange)	522,023	1,516,537
Growthpoint Properties Australia, Ltd. REIT	172,777	384,287
Ingenia Communities Group REIT	102,483	320,364
Mirvac Group REIT	1,097,732	1,658,238
Scentre Group REIT	502,991	763,612
Shopping Centres Australasia Property Group REIT	306,360	461,869
Stockland REIT	340,125	788,683
Waypoint REIT	147,895	267,104
		7,324,467
Austria — 0.2%
CA Immobilien Anlagen AGΔ*	10,820	361,761
Belgium — 1.2%
Aedifica SA REIT	9,508	1,041,220
VGP NV	2,489	318,448
Warehouses De Pauw CVA REIT	33,218	912,600
Xior Student Housing NV REIT	8,750	470,314
		2,742,582
Canada — 2.8%
Canadian Apartment Properties REIT	35,401	1,267,041
Dream Office REIT	44,183	667,822
Granite REIT	26,150	1,349,491
InterRent REIT	77,161	814,464
Minto Apartment REIT	45,210	662,698
RioCan REIT	81,784	925,311
Summit Industrial Income REIT	68,790	580,175
		6,267,002
France — 1.2%
Covivio REIT	4,622	335,251
Gecina SA REIT	15,890	1,962,529
Klepierre REIT	12,494	249,740
		2,547,520
Germany — 5.3%
alstria office REIT-AG*	43,832	652,361
Aroundtown SA*	129,895	744,534
Deutsche Wohnen SE	83,323	3,744,171
TAG Immobilien AG*	20,670	493,682

See Notes to Financial Statements.

	Shares	Value
Vonovia SE	100,233	$ 6,126,549
		11,761,297
Hong Kong — 5.5%
CK Asset Holdings, Ltd.	178,174	1,068,473
ESR Cayman, Ltd. 144A*	87,800	208,467
Hysan Development Co., Ltd.	156,486	505,174
Link REIT	351,518	2,886,021
New World Development Co., Ltd.	638,217	3,030,306
Sun Hung Kai Properties, Ltd.	172,467	2,204,100
Swire Properties, Ltd.	766,671	1,957,441
Wharf Holdings, Ltd. (The)Δ	149,979	306,883
		12,166,865
Japan — 10.8%
Activia Properties, Inc. REIT	432	1,496,934
Daibiru Corporation	70,200	643,287
Daiwa House REIT Investment Corporation	202	475,226
Daiwa Securities Living Investments Corporation REIT	1,296	1,206,995
Global One Real Estate Investment Corporation REIT	1,268	1,176,974
GLP J-REIT	609	880,036
Hulic Reit, Inc.	1,124	1,397,088
Japan Real Estate Investment Corporation REITΔ	185	949,441
Japan Retail Fund Investment Corporation REIT	383	479,048
Kenedix Office Investment Corporation REIT	70	391,133
Kenedix Residential Next Investment Corporation REIT	307	530,506
Kenedix Retail REIT Corporation	685	1,282,528
Mitsubishi Estate Co., Ltd.	241,309	3,595,943
Mitsubishi Estate Logistics REIT Investment Corporation	75	275,929
Mitsui Fudosan Co., Ltd.	129,727	2,304,565
Mori Hills Investment Corporation REIT	366	461,037
Mori Trust Hotel Reit, Inc.	778	709,830
Mori Trust Sogo REIT, Inc.	613	756,154
Nomura Real Estate Master Fund, Inc. REIT	743	889,889
Orix JREIT, Inc.Δ	420	553,616
Sumitomo Realty & Development Co., Ltd.	98,589	2,721,321
United Urban Investment Corporation REIT	422	454,515
XYMAX REIT Investment Corporation	356	300,866
		23,932,861
Netherlands — 0.9%
Unibail-Rodamco-Westfield REITΔ	35,785	2,017,087
Singapore — 3.5%
Ascendas India Trust	218,600	211,973
Ascendas REIT	285,522	655,105
	Shares	Value
CapitaLand Mall Trust REIT	794,900	$ 1,127,908
CapitaLand, Ltd.*	666,500	1,408,078
City Developments, Ltd.	93,226	569,711
Frasers Centrepoint Trust REITΔ	195,417	327,458
Keppel DC REIT	292,899	536,394
Mapletree Industrial Trust REIT	1,275,070	2,652,428
Mapletree Logistics Trust REIT	143,400	201,320
		7,690,375
Spain — 0.7%
Arima Real Estate SOCIMI SA REIT*	45,187	446,755
Inmobiliaria Colonial Socimi SA REIT	122,538	1,083,472
		1,530,227
Sweden — 2.3%
Castellum AB	53,426	1,001,093
Fabege AB	152,679	1,795,595
Fastighets AB Balder, B Shares*	35,954	1,375,643
Nyfosa AB*	51,266	351,851
Pandox AB*	54,452	632,054
		5,156,236
Switzerland — 0.3%
PSP Swiss Property AG	6,189	697,103
United Kingdom — 5.0%
Assura PLC REIT	661,517	641,913
Big Yellow Group PLC REIT	46,262	575,843
British Land Co. PLC (The) REIT	160,072	765,699
Derwent London PLC REIT	34,911	1,200,897
Grainger PLC	228,030	809,147
Great Portland Estates PLC REIT	71,404	559,403
Helical PLC	129,365	498,164
Primary Health Properties PLC REIT	157,815	305,839
PRS REIT PLC (The)	417,645	385,232
Safestore Holdings PLC REIT	34,375	309,842
Segro PLC REIT	225,240	2,491,150
Supermarket Income REIT PLC	103,458	142,617
Tritax Big Box REIT PLC	93,768	168,458
Tritax EuroBox PLC 144A	225,362	269,756
UNITE Group PLC (The) REIT	134,630	1,567,698
Urban & Civic PLC	99,401	286,981
		10,978,639
Total Foreign Common Stocks (Cost $100,210,460)		95,174,022
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø∞ (Cost $6,656,766)	6,656,766	$ 6,656,766
TOTAL INVESTMENTS — 99.8% (Cost $227,049,678)		221,057,027
Other Assets in Excess of Liabilities — 0.2%		508,212
NET ASSETS — 100.0%		$221,565,239
PORTFOLIO SUMMARY (based on net assets)
%
Real Estate	96.2
Money Market Funds	3.0
Consumer Discretionary	0.6
99.8

Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	09/2020	12	$2,134,920	$30,857
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$119,226,239	$119,226,239	$ —	$ —
Foreign Common Stocks:
Canada	6,267,002	6,267,002	—	—
Hong Kong	12,166,865	3,030,306	9,136,559	—
Spain	1,530,227	446,755	1,083,472	—
United Kingdom	10,978,639	429,598	10,549,041	—
Other ^^	64,231,289	—	64,231,289	—
Total Foreign Common Stocks	95,174,022	10,173,661	85,000,361	—
Money Market Funds	6,656,766	6,656,766	—	—
Total Assets - Investments in Securities	$221,057,027	$136,056,666	$85,000,361	$ —
Other Financial Instruments***
Futures Contracts	$ 30,857	$ 30,857	$ —	$ —
Total Assets - Other Financial Instruments	$ 30,857	$ 30,857	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$214,400,261
Investments in securities of affiliated issuers, at value	6,656,766
Total investments, at value(1), (2)	221,057,027
Cash	190,514
Foreign currency(3)	320,896
Receivables:
Dividends and reclaims	928,578
Securities lending	1,358
Investment securities sold	563,090
Fund shares sold	86,905
Variation margin on futures contracts	27,840
Prepaid expenses and other assets	44,142
Total Assets	223,220,350
Liabilities
Payables:
Investment securities purchased	1,363,527
Fund shares redeemed	22,058
Accrued expenses:
Investment advisory fees	125,899
Shareholder servicing fees	17,262
Trustee fees	450
Other expenses	125,915
Total Liabilities	1,655,111
Net Assets	$221,565,239
Net Assets Consist of:
Paid-in-capital	$259,684,930
Distributable earnings (loss)	(38,119,691)
Net Assets	$221,565,239
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$139,082,990
Institutional shares outstanding	16,811,544
Net asset value, offering and redemption price per Institutional share	$ 8.27
Net assets applicable to the Investor Class	$ 82,482,249
Investor shares outstanding	9,930,249
Net asset value, offering and redemption price per Investor share	$ 8.31

(1)Investments in securities of unaffiliated issuers, at cost	$220,392,912
Investments in securities of affiliated issuers, at cost	6,656,766
Total investments, at cost	$227,049,678
(2)Includes securities loaned of:	$ 10,480,026
(3)Foreign currency, at cost	$ 320,922
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
Global Real Estate Securities Fund
Investment Income
Dividends	$ 3,616,696
Income distributions received from affiliated funds	29,395
Interest	197
Securities lending, net	11,476
Less foreign taxes withheld	(97,516)
Total Investment Income	3,560,248
Expenses
Investment advisory fees	778,128
Transfer agent fees:
Institutional shares	2,234
Investor shares	8,387
Custodian fees	81,921
Shareholder servicing fees:
Investor shares	111,136
Accounting and administration fees	24,412
Professional fees	49,667
Shareholder reporting fees:
Institutional shares	532
Investor shares	1,486
Trustees expenses	903
Line of credit facility fees	470
Other expenses	36,061
Total Expenses	1,095,337
Fees paid indirectly	(7,979)
Net Expenses	1,087,358
Net Investment Income	2,472,890
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(20,761,432)
Futures transactions	733,502
Foreign currency	8,719
Net realized loss	(20,019,211)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(28,204,992)
Futures	(65,723)
Foreign currency	(4,308)
Net change in unrealized appreciation (depreciation)	(28,275,023)
Net Realized and Unrealized Loss	(48,294,234)
Net Decrease in Net Assets Resulting from Operations	$(45,821,344)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19
	(Unaudited)
Operations:
Net investment income	$ 2,472,890	$ 4,994,544
Net realized gain (loss) on investment securities, foreign currency and derivatives	(20,019,211)	16,506,863
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(28,275,023)	31,091,570
Net increase (decrease) in net assets resulting from operations	(45,821,344)	52,592,977
Distributions to Shareholders:
Institutional shares	(3,050,974)	(11,663,016)
Investor shares	(1,693,815)	(7,460,096)
Total distributions	(4,744,789)	(19,123,112)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	13,090,130	21,320,503
Investor shares	11,853,041	30,357,678
Reinvestment of dividends and distributions
Institutional shares	3,031,486	11,610,021
Investor shares	1,682,591	7,408,256
Total proceeds from shares sold and reinvested	29,657,248	70,696,458
Value of shares redeemed
Institutional shares	(6,151,222)	(26,971,710)
Investor shares	(15,210,150)	(28,833,472)
Total value of shares redeemed	(21,361,372)	(55,805,182)
Net increase from capital share transactions(1)	8,295,876	14,891,276
Total increase (decrease) in net assets	(42,270,257)	48,361,141
Net Assets:
Beginning of Period	263,835,496	215,474,355
End of Period	$221,565,239	$263,835,496

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2020(1)	$10.21	$0.10	$(1.85)	$(1.75)	$(0.12)	$(0.07)	$(0.19)	$ 8.27	(17.21)%	$139,083	0.84%(2)	0.85%	2.27%	90%
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(2)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(2)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(2)	0.88	2.86	138
2016	9.46	0.20	0.18(3)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88(2)	0.90	2.07	130
2015(4)	10.50	0.12	(0.33)	(0.21)	(0.27)	(0.56)	(0.83)	9.46	(1.89)	159,196	0.93(2)	0.94	1.83	137
Investor Class
2020(1)	$10.25	$0.09	$(1.86)	$(1.77)	$(0.10)	$(0.07)	$(0.17)	$ 8.31	(17.25)%	$ 82,482	1.11%(2)	1.12%	1.97%	90%
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(2)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(2)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(2)	1.13	2.56	138
2016	9.49	0.16	0.19(3)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14(2)	1.19	1.68	130
2015	10.26	0.16	(0.13)	0.03	(0.24)	(0.56)	(0.80)	9.49	0.34	99,357	1.12(2)	1.17	1.50	137

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016, 2017, 2018, 2019 and 0.00% for the six months ended June 30, 2020.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 3.8%
American Express Credit Account Master Trust, Series 2017-2, Class A
(Floating, ICE LIBOR USD 1M + 0.45%), 0.63%, 09/16/24†	$1,165,000	$1,170,124
American Express Credit Account Master Trust, Series 2019-4, Class A
(Floating, ICE LIBOR USD 1M + 0.24%), 0.42%, 04/15/24†	500,000	501,323
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7
(Floating, ICE LIBOR USD 1M + 0.51%), 0.69%, 09/16/24†	791,000	795,384
Capital One Prime Auto Receivables Trust, Series 2019-1, Class A2
2.58%, 04/15/22	555,717	559,772
CARDS II Trust, Series 2019-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.39%), 0.57%, 05/15/24 144A †	370,000	370,535
Chase Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.55%), 0.73%, 06/15/23†	500,000	501,940
Chase Issuance Trust, Series 2017-A2, Class A
(Floating, ICE LIBOR USD 1M + 0.40%), 0.58%, 03/15/24†	1,125,000	1,129,929
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3
(Floating, ICE LIBOR USD 1M + 0.49%), 0.67%, 12/07/23†	1,125,000	1,131,012
Evergreen Credit Card Trust, Series 2019-1, Class A
(Floating, ICE LIBOR USD 1M + 0.48%), 0.66%, 01/15/23 144A †	1,080,000	1,082,114
Ford Credit Auto Lease Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.26%), 0.44%, 02/15/22†	390,806	390,861
Ford Credit Auto Owner Trust, Series 2019-A, Class A2A
2.78%, 02/15/22	186,569	187,818
Ford Credit Auto Owner Trust, Series 2019-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 0.42%, 02/15/22†	173,148	173,253
Ford Credit Auto Owner Trust, Series 2020-A, Class A2
1.03%, 10/15/22	100,000	100,457
Golden Credit Card Trust, Series 2017-4A, Class A
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor), 0.70%, 07/15/24 144A †	500,000	502,559
Golden Credit Card Trust, Series 2019-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 0.53%, 10/15/23 144A †	380,000	379,235
	Par	Value
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A2
1.90%, 05/16/22 144A	$ 750,000	$ 757,591
Navient Student Loan Trust, Series 2019-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.33%), 0.51%, 12/27/67 144A †	176,739	176,757
Navient Student Loan Trust, Series 2019-4A, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%), 0.46%, 07/25/68 144A †	446,655	444,076
Navient Student Loan Trust, Series 2019-7A, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.68%, 01/25/68 144A †	549,493	546,194
Nissan Auto Receivables Owners Trust, Series 2019-C, Class A2B
(Floating, ICE LIBOR USD 1M + 0.24%), 0.42%, 09/15/22†	461,892	462,432
USAA Auto Owner Trust, Series 2019-1, Class A2
2.26%, 02/15/22	255,096	256,219
Verizon Owner Trust, Series 2017-3A, Class A1A
2.06%, 04/20/22 144A	168,688	169,459
Verizon Owner Trust, Series 2019-A, Class A1B
(Floating, ICE LIBOR USD 1M + 0.33%), 0.52%, 09/20/23†	605,000	605,747
Verizon Owner Trust, Series 2019-B, Class A1B
(Floating, ICE LIBOR USD 1M + 0.45%), 0.64%, 12/20/23†	525,000	526,700
Volkswagen Auto Loan Enhanced Trust, Series 2020-1, Class A2A
0.93%, 12/20/22	1,000,000	1,004,058
Total Asset-Backed Securities (Cost $13,895,218)		13,925,549
CERTIFICATES OF DEPOSIT — 0.3%
US Bank NA
(Floating, ICE LIBOR USD 3M + 0.40%), 0.71%, 12/09/22† (Cost $1,100,000)	1,100,000	1,100,600
CORPORATE BONDS — 22.5%
AES Corporation (The)
5.50%, 04/15/25	300,000	308,825
Alliance Data Systems Corporation
4.75%, 12/15/24 144A	2,100,000	1,896,562
Allison Transmission, Inc.
5.00%, 10/01/24 144A	250,000	250,153
AMC Networks, Inc.
5.00%, 04/01/24	1,500,000	1,489,687
American Express Co.
(Floating, ICE LIBOR USD 3M + 0.62%), 1.00%, 05/20/22†	1,000,000	1,001,938
American Honda Finance Corporation
(Floating, ICE LIBOR USD 3M + 0.35%), 0.89%, 11/05/21†	1,379,000	1,374,842

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
AmeriGas Partners LP
5.63%, 05/20/24	$ 750,000	$ 780,232
5.50%, 05/20/25	1,250,000	1,291,394
APX Group, Inc.
7.88%, 12/01/22	552,000	550,959
8.50%, 11/01/24	1,500,000	1,467,967
Aramark Services, Inc.
6.38%, 05/01/25 144A	250,000	258,626
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.95%), 2.17%, 07/15/21†	1,400,000	1,411,628
(Floating, ICE LIBOR USD 3M + 0.89%), 1.31%, 02/15/23†	40,000	39,813
Bank of America Corporation
(Floating, ICE LIBOR USD 3M + 1.16%), 2.30%, 01/20/23†	195,000	196,828
(Floating, ICE LIBOR USD 3M + 1.00%), 2.02%, 04/24/23†	1,000,000	1,005,440
Berry Global, Inc.
5.50%, 05/15/22	162,000	162,748
BMW US Capital LLC
(Floating, ICE LIBOR USD 3M + 0.41%), 1.72%, 04/12/21 144A †	245,000	244,273
(Floating, ICE LIBOR USD 3M + 0.50%), 0.93%, 08/13/21 144A †	500,000	497,494
Brink's Co. (The)
5.50%, 07/15/25 144A	400,000	408,412
Bristol-Myers Squibb Co.
(Floating, ICE LIBOR USD 3M + 0.38%), 0.77%, 05/16/22 144A †	1,000,000	1,002,738
Capital One Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.95%), 1.26%, 03/09/22†	405,000	404,544
Caterpillar Financial Services Corporation
(Floating, ICE LIBOR USD 3M + 0.28%), 0.60%, 09/07/21†	1,250,000	1,251,045
Cedar Fair LP
5.38%, 06/01/24	250,000	237,631
Cheniere Energy Partners LP
5.25%, 10/01/25	1,000,000	997,700
Choice Hotels International, Inc.
5.75%, 07/01/22	595,000	634,904
Cigna Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 0.95%, 09/17/21†	295,000	295,014
CIT Group, Inc.
5.00%, 08/15/22	500,000	512,183
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 0.96%), 1.95%, 04/25/22†	1,182,000	1,188,784
CNH Industrial Capital LLC
4.38%, 04/05/22	750,000	784,567
Colfax Corporation
6.00%, 02/15/24 144A	500,000	516,928
Credit Acceptance Corporation
5.13%, 12/31/24 144A	250,000	242,050
	Par	Value
Crown Americas LLC
4.50%, 01/15/23	$ 450,000	$ 462,652
CVR Energy, Inc.
5.25%, 02/15/25 144A	1,950,000	1,800,094
CVS Health Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 1.03%, 03/09/21†	1,320,000	1,325,153
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.90%), 1.29%, 02/15/22 144A †	1,240,000	1,225,570
Dell International LLC
5.88%, 06/15/21 144A	330,000	330,615
7.13%, 06/15/24 144A	1,250,000	1,296,172
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 0.91%, 06/15/21†	985,000	983,682
Duke Energy Florida LLC
(Floating, ICE LIBOR USD 3M + 0.25%), 0.61%, 11/26/21†	205,000	204,942
EQM Midstream Partners LP
6.00%, 07/01/25 144A	500,000	507,710
ESH Hospitality, Inc. REIT
5.25%, 05/01/25 144A	850,000	817,254
Exxon Mobil Corporation
(Floating, ICE LIBOR USD 3M + 0.33%), 0.72%, 08/16/22†	945,000	947,473
Ford Motor Co.
8.50%, 04/21/23	1,500,000	1,589,062
9.00%, 04/22/25	700,000	758,852
Ford Motor Credit Co. LLC
5.13%, 06/16/25	250,000	250,725
Fresenius US Finance II, Inc.
4.50%, 01/15/23 144A	1,000,000	1,056,967
GameStop Corporation
6.75%, 03/15/21 144A	300,000	239,438
Goldman Sachs Group, Inc. (The)
(Floating, ICE LIBOR USD 3M + 0.75%), 1.11%, 02/23/23†	1,410,000	1,403,782
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/25	1,500,000	1,607,812
Group 1 Automotive, Inc.
5.00%, 06/01/22	1,000,000	996,885
Hillenbrand, Inc.
5.75%, 06/15/25	500,000	518,125
Hughes Satellite Systems Corporation
7.63%, 06/15/21	1,000,000	1,032,275
International Business Machines Corporation
(Floating, ICE LIBOR USD 3M + 0.40%), 0.83%, 05/13/21†	1,012,000	1,015,541
John Deere Capital Corporation
(Floating, ICE LIBOR USD 3M + 0.48%), 0.80%, 09/08/22†	250,000	251,159
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 1.00%), 2.22%, 01/15/23†	1,390,000	1,398,205
KGA Escrow LLC
7.50%, 08/15/23 144A	1,500,000	1,503,592

See Notes to Financial Statements.

	Par	Value
Kinder Morgan, Inc.
3.15%, 01/15/23	$1,000,000	$1,047,791
Lennar Corporation
4.75%, 04/01/21	500,000	507,178
Level 3 Financing, Inc.
5.38%, 08/15/22	210,000	210,254
5.38%, 01/15/24	750,000	758,359
LPL Holdings, Inc.
5.75%, 09/15/25 144A	600,000	609,369
LSB Industries, Inc.
9.63%, 05/01/23 144A	750,000	724,766
Marriott International, Inc.
5.75%, 05/01/25	250,000	271,873
Marsh & McLennan Cos., Inc.
(Floating, ICE LIBOR USD 3M + 1.20%), 1.51%, 12/29/21†	500,000	500,256
Meritor, Inc.
6.25%, 02/15/24	500,000	505,573
6.25%, 06/01/25 144A	200,000	202,750
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	800,000	804,000
Morgan Stanley
(Floating, U.S. SOFR + 0.70%), 0.77%, 01/20/23†	1,515,000	1,510,997
MPLX LP
(Floating, ICE LIBOR USD 3M + 0.90%), 1.21%, 09/09/21†	925,000	917,873
NCR Corporation
6.38%, 12/15/23	1,100,000	1,120,740
8.13%, 04/15/25 144A	250,000	266,094
New York Life Global Funding
(Floating, ICE LIBOR USD 3M + 0.44%), 1.75%, 07/12/22 144A †	815,000	818,854
Newmark Group, Inc.
6.13%, 11/15/23	500,000	497,673
NGPL PipeCo LLC
4.38%, 08/15/22 144A	779,000	804,024
Nielsen Co Luxembourg S.a.r.l. (The)
5.50%, 10/01/21 144A	921,000	924,237
Otis Worldwide Corporation
(Floating, ICE LIBOR USD 3M + 0.45%), 0.75%, 04/05/23 144A †	295,000	291,877
Outfront Media Capital LLC
6.25%, 06/15/25 144A	250,000	252,731
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/22 144A	80,000	80,274
PBF Holding Co. LLC
9.25%, 05/15/25 144A	750,000	802,031
7.25%, 06/15/25	2,100,000	1,911,220
PBF Logistics LP
6.88%, 05/15/23	550,000	525,585
Penske Automotive Group, Inc.
5.38%, 12/01/24	400,000	400,458
	Par	Value
Picasso Finance Sub, Inc.
6.13%, 06/15/25 144A	$ 250,000	$ 256,250
PowerTeam Services LLC
9.03%, 12/04/25 144A	400,000	409,750
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	500,000	512,553
PulteGroup, Inc.
4.25%, 03/01/21	1,000,000	1,013,625
Realogy Group LLC
4.88%, 06/01/23 144A	500,000	469,063
7.63%, 06/15/25 144A	500,000	501,350
Spectrum Brands, Inc.
5.75%, 07/15/25	250,000	257,346
Spirit AeroSystems, Inc.
7.50%, 04/15/25 144A	1,000,000	990,625
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	1,250,000	1,232,656
Suburban Propane Partners LP
5.50%, 06/01/24	546,000	542,241
Sunoco LP
4.88%, 01/15/23	1,000,000	988,645
Targa Resources Partners LP
5.25%, 05/01/23	1,750,000	1,710,809
T-Mobile USA, Inc.
6.50%, 01/15/24	500,000	512,408
Toyota Motor Credit Corporation
(Floating, ICE LIBOR USD 3M + 0.54%), 1.89%, 01/08/21†	1,350,000	1,352,530
Truist Financial Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 0.95%, 04/01/22†	795,000	798,621
TWDC Enterprises 18 Corporation
(Floating, ICE LIBOR USD 3M + 0.39%), 0.72%, 03/04/22†	655,000	652,898
UnitedHealth Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.26%), 0.57%, 06/15/21†	1,000,000	1,000,444
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.32%, 03/16/22†	1,400,000	1,419,053
Wells Fargo & Co.
(Floating, ICE LIBOR USD 3M + 1.11%), 2.13%, 01/24/23†	1,310,000	1,317,340
Wolverine Escrow LLC
8.50%, 11/15/24 144A	1,350,000	1,032,750
9.00%, 11/15/26 144A	750,000	543,750
XPO Logistics, Inc.
6.75%, 08/15/24 144A	500,000	525,102
6.25%, 05/01/25 144A	500,000	524,688
Total Corporate Bonds (Cost $81,841,989)		82,060,980
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FOREIGN BONDS — 4.4%
Australia — 0.1%
Westpac Banking Corporation
(Floating, ICE LIBOR USD 3M + 0.39%), 1.70%, 01/13/23†	$ 210,000	$ 209,943
Austria — 0.1%
ams AG
7.00%, 07/31/25 144A	500,000	495,000
Canada — 1.0%
1011778 BC ULC
4.25%, 05/15/24 144A	750,000	752,078
Bausch Health Cos., Inc.
7.00%, 03/15/24 144A	500,000	519,785
Clarios Global LP
6.75%, 05/15/25 144A	250,000	260,781
Quebecor Media, Inc.
5.75%, 01/15/23	250,000	262,526
Royal Bank of Canada
(Floating, ICE LIBOR USD 3M + 0.47%), 1.31%, 04/29/22†	1,095,000	1,098,220
Toronto-Dominion Bank (The)
(Floating, U.S. SOFR + 0.48%), 0.55%, 01/27/23†	720,000	715,640
		3,609,030
China — 0.3%
Global Aircraft Leasing Co., Ltd.
Cash coupon 6.50% or PIK 7.25%, 09/15/24 144A	1,500,000	1,008,750
France — 0.3%
Banijay Entertainment SASU
5.38%, 03/01/25 144A	1,250,000	1,225,781
Ireland — 0.7%
AerCap Ireland Capital DAC
6.50%, 07/15/25	750,000	787,209
Fly Leasing, Ltd.
6.38%, 10/15/21	1,500,000	1,368,517
5.25%, 10/15/24	500,000	406,823
		2,562,549
Japan — 0.2%
Aircastle, Ltd.
5.00%, 04/01/23	500,000	487,531
4.40%, 09/25/23	250,000	242,666
		730,197
Netherlands — 0.2%
OCI NV
5.25%, 11/01/24 144A	750,000	722,813
United Kingdom — 1.5%
AstraZeneca PLC
(Floating, ICE LIBOR USD 3M + 0.62%), 0.93%, 06/10/22†	995,000	999,705
Connect Finco S.a.r.l.
6.75%, 10/01/26 144A	2,500,000	2,373,500
	Par	Value
eG Global Finance PLC
8.50%, 10/30/25 144A	$1,500,000	$ 1,540,470
GlaxoSmithKline Capital PLC
(Floating, ICE LIBOR USD 3M + 0.35%), 0.77%, 05/14/21†	580,000	581,020
		5,494,695
Total Foreign Bonds (Cost $16,794,948)		16,058,758
LOAN AGREEMENTS — 1.7%
APX Group, Inc. Initial Loan
(Floating, ICE LIBOR USD 1M+ 5.00%), 5.18%, 12/31/25†	984,382	921,780
(Floating, ICE PRIME USD 3M+ 4.00%), 7.25%, 12/31/25†	650	608
Asurion LLC Replacement B-2 Term Loan
(Floating, ICE LIBOR USD 1M+ 6.50%), 6.68%, 08/04/25†	3,000,000	2,992,500
Banijay Group SAS Cov-Lite Term Loan
0.00%, 03/04/25Σ	200,000	190,000
PetSmart, Inc. Amended Loan
(Floating, ICE LIBOR USD 3M+ 4.00%, 1.00% Floor), 5.00%, 03/11/22†	621,556	615,058
PG&E Corporation Loan
0.00%, 06/23/25Σ	1,000,000	984,000
Whatabrands LLC 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M+ 2.75%), 2.93%, 07/31/26†	496,256	478,190
Total Loan Agreements (Cost $6,275,373)		6,182,136
MORTGAGE-BACKED SECURITIES — 7.8%
DBUBS, Series 2011-LC1A, Class A3
5.00%, 11/10/46 144A	269,485	271,015
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 09/15/43† IO	519,240	90,550
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 12/15/43† IO	309,604	49,370
Federal Home Loan Mortgage Corporation REMIC, Series 4320
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 07/15/39† IO	1,528,551	313,888
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 05/15/45† IO	535,546	108,070

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.82%, 05/15/46† IO	$1,285,159	$232,036
Federal Home Loan Mortgage Corporation REMIC, Series 4792
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.02%, 05/15/48† IO	1,214,699	130,805
Federal Home Loan Mortgage Corporation REMIC, Series 4936
5.82%, 12/25/49† IO	1,387,435	219,285
Federal Home Loan Mortgage Corporation REMIC, Series 4980
4.50%, 06/25/50 IO	1,528,444	198,228
Federal Home Loan Mortgage Corporation REMIC, Series 5002
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.91%, 07/25/50† IO	1,089,000	207,041
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 10/25/42† IO	582,092	124,198
Federal National Mortgage Association REMIC, Series 2015-34
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 06/25/45† IO	1,272,291	238,348
Federal National Mortgage Association REMIC, Series 2016-69
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 10/25/46† IO	687,244	134,256
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.92%, 05/25/47† IO	690,537	137,720
Federal National Mortgage Association REMIC, Series 2017-86
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 11/25/47† IO	986,307	184,826
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 2.50% - ICE LIBOR USD 1M, 2.50% Cap), 2.50%, 03/25/48† IO	5,825,320	363,953
Federal National Mortgage Association REMIC, Series 2018-38
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.02%, 06/25/48† IO	638,320	73,980
	Par	Value
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 02/25/48† IO	$ 589,010	$ 74,039
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 4.87%, 10/25/40† IO	1,365,776	226,669
Government National Mortgage Association, Series 2010-101
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.81%, 08/20/40† IO	259,832	50,529
Government National Mortgage Association, Series 2010-85
(Floating, 5.94% - ICE LIBOR USD 1M, 5.94% Cap), 5.75%, 07/20/40† IO	220,998	46,337
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.51%, 08/20/45† IO	297,403	48,633
(Floating, 5.71% - ICE LIBOR USD 1M, 5.71% Cap), 5.52%, 08/20/45† IO	2,140,953	341,160
Government National Mortgage Association, Series 2015-57
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 5.41%, 04/20/45† IO	1,295,425	205,301
Government National Mortgage Association, Series 2016-109
4.00%, 10/20/45 IO	251,809	29,468
Government National Mortgage Association, Series 2018-105
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.01%, 08/20/48† IO	352,265	49,869
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.01%, 09/20/48† IO	818,429	150,113
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.96%, 10/20/48† IO	479,807	66,746
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.51%, 01/20/48† IO	755,021	111,657
Government National Mortgage Association, Series 2018-72
4.00%, 04/20/46 IO	1,214,943	142,172
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 01/20/49† IO	$ 491,045	$ 67,933
Government National Mortgage Association, Series 2019-110
5.91%, 09/20/49† IO	1,473,449	223,751
Government National Mortgage Association, Series 2019-128
4.00%, 10/20/49 IO	1,188,516	128,919
Government National Mortgage Association, Series 2019-129
3.50%, 10/20/49 IO	1,719,478	206,198
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	2,130,074	206,800
3.50%, 12/20/49 IO	1,128,036	137,138
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 3.60%, 02/20/49† IO	1,262,310	86,726
Government National Mortgage Association, Series 2019-4
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 01/20/49† IO	688,109	99,531
Government National Mortgage Association, Series 2019-52
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 04/20/49† IO	429,071	56,495
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 01/20/49† IO	394,440	52,466
Government National Mortgage Association, Series 2019-69
(Floating, 3.27% - ICE LIBOR USD 1M, 3.27% Cap), 3.08%, 06/20/49† IO	436,630	36,683
Government National Mortgage Association, Series 2019-97
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.91%, 08/20/49† IO	668,224	81,348
Government National Mortgage Association, Series 2019-98
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.86%, 08/20/49† IO	1,110,839	152,958
Government National Mortgage Association, Series 2020-78
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 5.97%, 06/20/50† IO	1,039,000	174,033
UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB
3.00%, 05/10/45	516,752	522,355
Uniform Mortgage Backed Securities
2.50%, 07/01/50 TBA	10,000,000	10,425,781
	Par	Value
3.00%, 07/01/50 TBA	$5,000,000	$ 5,266,406
2.50%, 08/01/50 TBA	5,000,000	5,204,785
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AFL
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 1.39%, 06/15/45 144A †	700,000	692,256
Total Mortgage-Backed Securities (Cost $28,007,539)		28,442,824

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Apple, Inc., Strike Price $365.00, Expires 07/17/20 (CITI)	20	$20	18,400
Freeport-McMoRan, Inc., Strike Price $11.00, Expires 07/17/20 (CITI)	79	79	7,110
Total Purchased Options (Premiums paid $21,997)			25,510

	Par
U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bills
1.83%, 07/16/20Ω	$13,524,000	13,523,338
0.21%, 09/24/20Ω	34,000	33,989
1.60%, 10/08/20Ω	4,294,000	4,292,288
1.48%, 12/03/20Ω	10,718,000	10,711,309
0.35%, 12/31/20Ω	10,453,000	10,444,232
0.20%, 02/25/21Ω	33,000	32,967
0.16%, 04/22/21Ω	14,708,000	14,689,319
		53,727,442
U.S. Treasury Notes
2.00%, 11/30/20	14,434,000	14,540,564
1.38%, 04/30/21	2,080,000	2,100,637
		16,641,201
Total U.S. Treasury Obligations (Cost $70,186,992)		70,368,643

	Shares
COMMON STOCKS — 6.0%
Communication Services — 0.2%
AT&T, Inc.	6,601	199,548
Comcast Corporation Class A	1,666	64,941
Escrow NII Holdings, Inc.*	76,167	165,282
T-Mobile US, Inc.*	3,766	392,229
Verizon Communications, Inc.	1,354	74,646
		896,646
Consumer Discretionary — 0.9%
Amazon.com, Inc.*	39	107,594
Best Buy Co., Inc.‡	7,038	614,206
D.R. Horton, Inc.	5,909	327,654

See Notes to Financial Statements.

	Shares	Value
Dollar General Corporation	317	$ 60,392
Hilton Worldwide Holdings, Inc.	294	21,594
KB Home	4,535	139,134
Lennar Corporation Class A	222	13,680
Lowe’s Cos., Inc.	2,488	336,179
NIKE, Inc. Class B‡	6,787	665,465
O’Reilly Automotive, Inc.*	1,001	422,092
Tiffany & Co.	4,693	572,264
Yum China Holdings, Inc.	329	15,815
		3,296,069
Consumer Staples — 0.0%
Colgate-Palmolive Co.	268	19,634
Kimberly-Clark Corporation	125	17,669
Kroger Co. (The)	481	16,282
Mondelez International, Inc. Class A	530	27,099
Walgreens Boots Alliance, Inc.	378	16,023
		96,707
Energy — 0.1%
Marathon Petroleum Corporation	6,965	260,352
Phillips 66	177	12,726
		273,078
Financials — 2.0%
Aflac, Inc.	342	12,322
American Express Co.	327	31,130
Bank of America Corporation	8,155	193,681
Churchill Capital Corporation III*	15,467	174,932
CITIC Capital Acquisition Corporation*	1,413	14,201
Citigroup, Inc.‡‡	4,504	230,154
dMY Technology Group, Inc.*	885	9,363
E*TRADE Financial Corporation	57,998	2,884,241
Far Point Acquisition Corporation Class A*	13,191	135,076
Foley Trasimene Acquisition Corporation*	2,288	24,413
GAIN Capital Holdings, Inc.	30,609	184,266
Genworth Financial, Inc. Class A*	13,686	31,615
GS Acquisition Holdings Corporation II*	4,710	49,502
Kensington Capital Acquisition Corporation*	1,570	15,731
Legg Mason, Inc.	39,572	1,968,707
Social Capital Hedosophia Holdings Corporation II*	1,896	23,814
Social Capital Hedosophia Holdings Corporation III*	4,920	58,400
Sustainable Opportunities Acquisition Corporation*	4,897	49,460
TD Ameritrade Holding Corporation	35,530	1,292,582
		7,383,590
Health Care — 0.5%
Boston Scientific Corporation*	623	21,874
Cigna Corporation	1,220	228,933
CVS Health Corporation	6,154	399,825
Danaher Corporation	3,291	581,947
	Shares	Value
DexCom, Inc.*	165	$ 66,891
Johnson & Johnson‡‡	2,770	389,545
		1,689,015
Industrials — 0.8%
Carrier Global Corporation	12,794	284,283
CSX Corporation	4,896	341,447
Cummins, Inc.	1,433	248,282
Dover Corporation	1,938	187,133
Honeywell International, Inc.	414	59,860
Illinois ToolWorks, Inc.	87	15,212
Kansas City Southern	844	126,001
Kratos Defense & Security Solutions, Inc.*	1,312	20,506
L3Harris Technologies, Inc.	783	132,852
Norfolk Southern Corporation	884	155,204
Otis Worldwide Corporation	4,384	249,274
Parker-Hannifin Corporation	3,709	679,748
Southwest Airlines Co.	4,105	140,309
Union Pacific Corporation	199	33,645
Waste Management, Inc.	169	17,899
WESCO International, Inc.*	5,083	178,464
		2,870,119
Information Technology — 1.0%
Analog Devices, Inc.	1,479	181,384
Apple, Inc.‡	860	313,728
Cisco Systems, Inc.	2,323	108,345
Cognizant Technology Solutions Corporation Class A	224	12,728
Corning, Inc.	521	13,494
Dell Technologies, Inc. Class C‡ *	8,602	472,594
Fidelity National Information Services, Inc.	216	28,963
Fiserv, Inc.*	783	76,436
Global Payments, Inc.	1,368	232,040
HP, Inc.	1,955	34,076
Intel Corporation	1,683	100,694
International Business Machines Corporation	393	47,463
Lam Research Corporation	158	51,107
Leidos Holdings, Inc.	3,730	349,389
Mastercard, Inc. Class A‡	966	285,646
Micron Technology, Inc.*	5,117	263,628
Microsoft Corporation	2,350	478,248
Motorola Solutions, Inc.	132	18,497
NortonLifeLock, Inc.	19,013	377,028
Skyworks Solutions, Inc.	101	12,914
		3,458,402
Materials — 0.1%
Air Products and Chemicals, Inc.	53	12,797
Albemarle Corporation	1,414	109,175
DuPont de Nemours, Inc.	1,072	56,955
Freeport-McMoRan, Inc.‡	19,768	228,716
Newmont Corporation	1,937	119,591
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Vulcan Materials Co.	126	$ 14,597
		541,831
Real Estate — 0.3%
Agree Realty Corporation REIT	78	5,125
Crown Castle International Corporation REIT	1,499	250,858
CyrusOne, Inc. REIT	2,897	210,757
Digital Realty Trust, Inc. REIT	1,281	182,043
Realty Income Corporation REIT	1,765	105,017
SBA Communications Corporation REIT	392	116,785
Weyerhaeuser Co. REIT	10,224	229,631
WP Carey, Inc. REIT	1,100	74,415
		1,174,631
Utilities — 0.1%
Atmos Energy Corporation	267	26,588
Evergy, Inc.	3,327	197,258
		223,846
Total Common Stocks (Cost $21,494,393)		21,903,934
FOREIGN COMMON STOCKS — 1.7%
Canada — 0.1%
Barrick Gold Corporation	8,362	225,272
Ireland — 0.5%
Linde PLC	251	53,240
Medtronic PLC	452	41,448
Trane Technologies PLC	235	20,910
Willis Towers Watson PLC	9,652	1,900,962
		2,016,560
Netherlands — 1.1%
Fiat Chrysler Automobiles NV*	25,686	259,894
Fiat Chrysler Automobiles NV (New York Exchange)*	21,982	225,096
NXP Semiconductor NV‡‡	4,343	495,276
QIAGEN NV*	46,540	1,992,377
Wright Medical Group NV*	32,550	967,386
		3,940,029
United Kingdom — 0.0%
Atlassian Corporation PLC Class A*	111	20,010
Total Foreign Common Stocks (Cost $5,987,707)		6,201,871
RIGHTS — 0.0%
Alder Biopharmaceuticals, Inc.††† *	3,505	7,010
Pan American Silver Corporation*	16,022	10,991
Total Rights (Cost $13,526)		18,001
MUTUAL FUNDS — 1.1%
Escrow Altaba, Inc.Ψ ††† *	67,544	1,411,670
iShares Russell 2000 ETF	16,608	2,377,933
SPDR S&P Homebuilders ETF	6,097	267,658
Total Mutual Funds (Cost $3,858,246)		4,057,261
	Shares	Value
MONEY MARKET FUNDS — 34.2%
GuideStone Money Market Fund, 0.16% (Institutional Class)Ø ∞	50,439,481	$ 50,439,481
Northern Institutional U.S. Government Portfolio (Shares), 0.07%Ø	74,000,746	74,000,746
Total Money Market Funds (Cost $124,440,227)		124,440,227
TOTAL INVESTMENTS —102.8% (Cost $373,918,155)		374,786,294
COMMON STOCKS SOLD SHORT — (2.4)%
Communication Services — (0.1)%
Alphabet, Inc. Class A *	(117)	(165,912)
Bandwidth, Inc. Class A *	(132)	(16,764)
Cable One, Inc.	(10)	(17,748)
Cardlytics, Inc. *	(436)	(30,511)
Cargurus, Inc. *	(508)	(12,878)
Eventbrite, Inc. Class A *	(1,023)	(8,767)
EverQuote, Inc. Class A *	(200)	(11,632)
iHeartMedia, Inc. Class A *	(2,182)	(18,220)
Iridium Communications, Inc. *	(722)	(18,368)
		(300,800)
Consumer Discretionary — (0.1)%
Aspen Group, Inc. *	(718)	(6,498)
eBay, Inc.	(1,100)	(57,695)
Franchise Group, Inc.	(704)	(15,404)
LGI Homes, Inc. *	(107)	(9,419)
McDonald’s Corporation	(783)	(144,440)
Nautilus, Inc. *	(1,080)	(10,012)
Papa John's International, Inc.	(758)	(60,193)
Strategic Education, Inc.	(50)	(7,682)
Universal Technical Institute, Inc. *	(1,113)	(7,735)
VF Corporation	(281)	(17,124)
Vivint Smart Home, Inc. *	(2,576)	(44,642)
		(380,844)
Consumer Staples — (0.1)%
BJ's Wholesale Club Holdings, Inc. *	(1,055)	(39,320)
Freshpet, Inc. *	(200)	(16,732)
Walmart, Inc.	(2,201)	(263,636)
		(319,688)
Energy — (0.0)%
Chevron Corporation	(325)	(29,000)
Contango Oil & Gas Co. *	(3,304)	(7,566)
Exxon Mobil Corporation	(1,564)	(69,942)
Frontline, Ltd.	(4,301)	(30,021)
Ovintiv, Inc.	(9,546)	(91,164)
		(227,693)
Financials — (1.3)%
Arbor Realty Trust, Inc. REIT	(3,760)	(34,742)
Broadmark Realty Capital, Inc.	(4,691)	(44,424)
Charles Schwab Corporation (The)	(39,366)	(1,328,209)
eHealth, Inc. *	(127)	(12,477)

See Notes to Financial Statements.

	Shares	Value
Glacier Bancorp, Inc.	(288)	$ (10,164)
HarborOne Bancorp, Inc. *	(913)	(7,797)
Houlihan Lokey, Inc.	(132)	(7,344)
Moelis & Co. Class A	(254)	(7,915)
Morgan Stanley	(63,728)	(3,078,062)
MSCI, Inc.	(50)	(16,691)
PennyMac Financial Services, Inc.	(741)	(30,966)
Piper Sandler Cos.	(138)	(8,164)
Prudential Financial, Inc.	(208)	(12,667)
Sandy Spring Bancorp, Inc.	(383)	(9,491)
		(4,609,113)
Health Care — (0.3)%
Adverum Biotechnologies, Inc. *	(419)	(8,749)
Agile Therapeutics, Inc. *	(2,618)	(7,278)
Alector, Inc. *	(470)	(11,487)
Allakos, Inc. *	(201)	(14,444)
Applied Therapeutics, Inc. *	(198)	(7,158)
Arcturus Therapeutics Holdings, Inc. *	(496)	(23,183)
Arvinas, Inc. *	(318)	(10,666)
Axonics Modulation Technologies, Inc. *	(454)	(15,940)
Biohaven Pharmaceutical Holding Co., Ltd. *	(214)	(15,646)
BrainStorm Cell Therapeutics, Inc. *	(1,199)	(13,441)
ChemoCentryx, Inc. *	(187)	(10,760)
Constellation Pharmaceuticals, Inc. *	(318)	(9,556)
Cortexyme, Inc. *	(170)	(7,871)
Crinetics Pharmaceuticals, Inc. *	(593)	(10,389)
Cue Biopharma, Inc. *	(306)	(7,500)
Deciphera Pharmaceuticals, Inc. *	(622)	(37,146)
Denali Therapeutics, Inc. *	(456)	(11,026)
Dicerna Pharmaceuticals, Inc. *	(486)	(12,344)
Durect Corporation *	(7,656)	(17,762)
Epizyme, Inc. *	(462)	(7,420)
FibroGen, Inc. *	(245)	(9,930)
Frequency Therapeutics, Inc. *	(816)	(18,972)
Health Catalyst, Inc. *	(505)	(14,731)
iCAD, Inc. *	(778)	(7,772)
IMARA, Inc. *	(635)	(17,545)
Immunovant, Inc. *	(740)	(18,019)
Insmed, Inc. *	(555)	(15,285)
Inspire Medical Systems, Inc. *	(477)	(41,508)
Invitae Corporation *	(1,152)	(34,894)
Kala Pharmaceuticals, Inc. *	(603)	(6,337)
Karuna Therapeutics, Inc. *	(194)	(21,623)
Karyopharm Therapeutics, Inc. *	(458)	(8,674)
Keros Therapeutics, Inc. *	(268)	(10,053)
Kura Oncology, Inc. *	(721)	(11,752)
McKesson Corporation	(113)	(17,336)
Mirati Therapeutics, Inc. *	(292)	(33,338)
Momenta Pharmaceuticals, Inc. *	(295)	(9,815)
Natera, Inc. *	(342)	(17,052)
Neogen Corporation *	(99)	(7,682)
NeoGenomics, Inc. *	(421)	(13,043)
Neoleukin Therapeutics, Inc. *	(1,335)	(22,161)
Nevro Corporation *	(171)	(20,429)
ORIC Pharmaceuticals, Inc. *	(335)	(11,300)
	Shares	Value
Ovid therapeutics, Inc. *	(1,657)	$ (12,212)
Passage Bio, Inc. *	(514)	(14,048)
Principia Biopharma, Inc. *	(417)	(24,932)
Provention Bio, Inc. *	(1,640)	(23,140)
RAPT Therapeutics, Inc. *	(334)	(9,693)
Relmada Therapeutics, Inc. *	(544)	(24,344)
Repro-Med Systems, Inc. *	(1,215)	(10,911)
Selecta Biosciences, Inc. *	(2,544)	(7,225)
Silk Road Medical, Inc. *	(588)	(24,631)
SpringWorks Therapeutics, Inc. *	(402)	(16,884)
Translate Bio, Inc. *	(622)	(11,146)
Ultragenyx Pharmaceutical, Inc. *	(145)	(11,342)
Viela Bio, Inc. *	(533)	(23,090)
Vir Biotechnology, Inc. *	(1,423)	(58,300)
Xencor, Inc. *	(350)	(11,336)
Y-mAbs Therapeutics, Inc. *	(258)	(11,146)
Zentalis Pharmaceuticals, Inc. *	(398)	(19,112)
Zogenix, Inc. *	(522)	(14,099)
		(976,608)
Industrials — (0.3)%
Advanced Drainage Systems, Inc.	(275)	(13,585)
AGCO Corporation	(798)	(44,257)
Bloom Energy Corporation Class A *	(1,141)	(12,414)
Cintas Corporation	(61)	(16,248)
Copart, Inc. *	(130)	(10,825)
CoStar Group, Inc. *	(21)	(14,924)
Deere & Co.	(1,042)	(163,750)
Evoqua Water Technologies Corporation *	(452)	(8,407)
FuelCell Energy, Inc. *	(8,080)	(18,261)
General Dynamics Corporation	(1,361)	(203,415)
Kratos Defense & Security Solutions, Inc. *	(684)	(10,691)
Lennox International, Inc.	(932)	(217,147)
Old Dominion Freight Line, Inc.	(69)	(11,702)
PAE, Inc. *	(2,598)	(24,837)
SiteOne Landscape Supply, Inc. *	(86)	(9,802)
Uber Technologies, Inc. *	(7,542)	(234,405)
Upwork, Inc. *	(1,353)	(19,537)
US Ecology, Inc.	(234)	(7,928)
Verisk Analytics, Inc.	(80)	(13,616)
		(1,055,751)
Information Technology — (0.2)%
Anaplan, Inc. *	(493)	(22,338)
ANSYS, Inc. *	(64)	(18,671)
Avalara, Inc. *	(332)	(44,186)
Blackline, Inc. *	(306)	(25,370)
Cadence Design Systems, Inc. *	(134)	(12,859)
Ceridian HCM Holding, Inc. *	(143)	(11,336)
Cornerstone OnDemand, Inc. *	(205)	(7,905)
CyberOptics Corporation *	(272)	(8,761)
Domo, Inc. Class B *	(299)	(9,619)
Envestnet, Inc. *	(236)	(17,355)
GreenSky, Inc. Class A *	(2,405)	(11,785)
Grid Dynamics Holdings, Inc. *	(840)	(5,796)
Intuit, Inc.	(80)	(23,695)
Itron, Inc. *	(254)	(16,827)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Lattice Semiconductor Corporation *	(462)	$ (13,116)
Power Integrations, Inc.	(78)	(9,214)
PROS Holdings, Inc. *	(257)	(11,419)
Q2 Holdings, Inc. *	(140)	(12,011)
Repay Holdings Corporation *	(1,416)	(34,876)
Sapiens International Corporation NV	(330)	(9,233)
Super Micro Computer, Inc. *	(1,650)	(46,843)
SVMK, Inc. *	(1,284)	(30,225)
Synopsys, Inc. *	(496)	(96,720)
Tenable Holdings, Inc. *	(888)	(26,471)
Texas Instruments, Inc.	(605)	(76,817)
Varonis Systems, Inc. *	(81)	(7,167)
Veritone, Inc. *	(888)	(13,196)
Zoom Video Communications, Inc. Class A *	(274)	(69,470)
		(693,281)
Materials — (0.0)%
Dow, Inc.	(2,597)	(105,854)
PPG Industries, Inc.	(116)	(12,303)
Ranpak Holdings Corporation *	(1,056)	(7,856)
		(126,013)
Real Estate — (0.0)%
Prologis, Inc. REIT	(73)	(6,813)
Redfin Corporation *	(348)	(14,585)
Safehold, Inc. REIT	(168)	(9,658)
		(31,056)
Total Common Stocks Sold Short (Proceeds $(8,744,739))		(8,720,847)
FOREIGN COMMON STOCKS SOLD SHORT — (0.6)%
Canada — (0.0)%
Brookfield Infrastructure Corporation Class A	(1,222)	(55,650)
Primo Water Corporation	(5,697)	(78,333)
Viemed Healthcare, Inc. *	(1,330)	(12,768)
		(146,751)
Ireland — (0.6)%
Accenture PLC Class A	(392)	(84,170)
Aon PLC Class A	(10,421)	(2,007,085)
		(2,091,255)
Jersey — (0.0)%
Mimecast, Ltd. *	(2,185)	(91,027)
Quotient, Ltd. *	(2,764)	(20,454)
		(111,481)
Total Foreign Common Stocks Sold Short (Proceeds $(2,059,485))		(2,349,487)
MUTUAL FUNDS SOLD SHORT — (2.7)%
Consumer Discretionary Select SPDR Fund	(2,643)	(337,538)
Consumer Staples Select SPDR Fund	(11,527)	(675,943)
iShares Russell 2000 ETF	(16,294)	(2,332,975)
iShares U.S. Real Estate ETF	(2,356)	(185,676)
	Shares	Value
SPDR S&P Retail ETF	(5,871)	$ (251,748)
SPDR S&P500 ETF Trust	(19,782)	(6,099,978)
Total Mutual Funds Sold Short (Proceeds $(9,745,229))		(9,883,858)
TOTAL SECURITIES SOLD SHORT —(5.7)% (Proceeds $(20,549,453))		(20,954,192)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.3)%
Call Options — (0.0)%
Apple, Inc., Strike Price $385.00, Expires 07/17/20 (CITI)	(39)	$ (39)	(9,399)
Best Buy Co., Inc., Strike Price $85.00, Expires 07/17/20 (CITI)	(36)	(36)	(16,830)
Dell Technologies, Inc., Strike Price $55.00, Expires 08/21/20 (CITI)	(29)	(29)	(9,570)
Dell Technologies, Inc., Strike Price $57.50, Expires 08/21/20 (CITI)	(57)	(57)	(13,167)
Freeport-McMoRan, Inc., Strike Price $12.00, Expires 07/17/20 (CITI)	(79)	(79)	(3,002)
Mastercard, Inc., Strike Price $310.00, Expires 07/17/20 (CITI)	(9)	(9)	(1,589)
NIKE, Inc., Strike Price $100.00, Expires 07/17/20 (CITI)	(47)	(47)	(7,896)
			(61,453)
Call Swaptions — (0.1)%
Pay .05% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 10/26/2031 EUR, Strike Price $0.05, Expires 10/22/21 (DEUT)	1	(5,200,000)	(101,396)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay -.053% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (CITI)	1	$(4,450,000)	$ (42,479)
Pay -.053% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (MSCS)	1	(2,480,000)	(23,673)
Pay -.053% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (MSCS)	1	(1,980,000)	(18,901)
Pay -.15% (Annually); Receive 6-Month EURIBOR (Semiannually): Interest Rate Swap Maturing 09/30/2025 EUR, Strike Price $(0.15), Expires 09/28/20 (CITI)	1	(7,810,000)	(5,048)
			(191,497)
Put Options — (0.1)%
S&P 500®, Strike Price $2,750.00, Expires 07/13/20 (MSCS)	(21)	(6,510,609)	(9,135)
S&P 500®, Strike Price $2,755.00, Expires 07/10/20 (MSCS)	(21)	(6,510,609)	(7,245)
S&P 500®, Strike Price $2,780.00, Expires 07/24/20 (MSCS)	(20)	(6,200,580)	(31,800)
S&P 500®, Strike Price $2,790.00, Expires 07/27/20 (MSCS)	(21)	(6,510,609)	(38,220)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,825.00, Expires 07/22/20 (MSCS)	(20)	$(6,200,580)	$ (34,600)
S&P 500®, Strike Price $2,850.00, Expires 07/29/20 (MSCS)	(21)	(6,510,609)	(58,275)
S&P 500®, Strike Price $2,870.00, Expires 07/15/20 (MSCS)	(20)	(6,200,580)	(27,400)
S&P 500®, Strike Price $2,880.00, Expires 07/20/20 (MSCS)	(20)	(6,200,580)	(41,400)
S&P 500®, Strike Price $2,895.00, Expires 07/17/20 (MSCS)	(18)	(5,580,522)	(36,720)
S&P 500®, Strike Price $2,980.00, Expires 07/08/20 (MSCS)	(18)	(5,580,522)	(25,650)
S&P 500®, Strike Price $3,020.00, Expires 07/02/20 (MSCS)	(21)	(6,510,609)	(14,700)
S&P 500®, Strike Price $3,030.00, Expires 07/06/20 (MSCS)	(18)	(5,580,522)	(28,530)
			(353,675)
Put Swaptions — (0.1)%
Pay 6-Month EURIBOR (Semiannually); Receive (.053)% (Annually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (MSCS)	1	(2,480,000)	(50,148)
Pay 6-Month EURIBOR (Semiannually); Receive (.053)% (Annually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (CITI)	1	(4,450,000)	(89,984)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive (.053)% (Annually): Interest Rate Swap Maturing 12/15/2030 EUR, Strike Price $(0.53), Expires 12/11/20 (MSCS)	1	$(1,980,000)	$(40,038)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 08/17/2025 EUR, Strike Price $(0.35), Expires 08/13/20 (BNP)	1	(5,940,000)	(13,322)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 08/17/2025 EUR, Strike Price $(0.35), Expires 08/13/20 (BNP)	1	(5,940,000)	(13,322)
Pay 6-Month EURIBOR (Semiannually); Receive (.35)% (Annually): Interest Rate Swap Maturing 09/30/2025 EUR, Strike Price $(0.35), Expires 09/28/20 (CITI)	1	(7,810,000)	(26,318)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Seminnually); Receive .05% (Annually): Interest Rate Swap Maturing 10/26/2031 EUR, Strike Price $0.05, Expires 10/22/21 (DEUT)	1	$(5,200,000)	$(182,610)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/02/2030 GBP, Strike Price $0.35, Expires 10/02/20 (MSCS)	1	(1,740,000)	(22,584)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/02/2030 GBP, Strike Price $0.35, Expires 10/02/20 (MSCS)	1	(1,640,000)	(21,286)
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/02/2030 GBP, Strike Price $0.35, Expires 10/02/20 (MSCS)	1	(3,380,000)	(43,869)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay 6-Month LIBOR (Semiannually); Receive .35% (Semiannually): Interest Rate Swap Maturing 10/21/2030 GBP, Strike Price $0.35, Expires 10/21/20 (MSCS)	1	$(3,430,000)	$ (49,080)
			(552,561)
Total Written Options (Premiums received $ (1,639,255))			(1,159,186)
Other Assets in Excess of Liabilities — 3.2%			11,780,721
NET ASSETS — 100.0%			$364,453,637
PORTFOLIO SUMMARY (based on net assets)
%
Money Market Funds	34.2
Corporate Bonds	22.5
U.S. Treasury Obligations	19.3
Mortgage-Backed Securities	7.8
Foreign Bonds	4.4
Asset-Backed Securities	3.8
Financials	2.5
Loan Agreements	1.7
Health Care	1.3
Mutual Funds	1.1
Information Technology	1.1
Consumer Discretionary	1.1
Industrials	0.8
Real Estate	0.3
Certificates Of Deposit	0.3
Communication Services	0.2
Materials	0.2
Energy	0.1
Utilities	0.1
Consumer Staples	—**
Purchased Options	—**
Rights	—**
Written Options	(0.3)
Foreign Common Stocks Sold Short	(0.6)
Common Stocks Sold Short	(2.4)
Mutual Funds Sold Short	(2.7)
96.8
**Rounds to less than 0.05%
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at June 30, 2020:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2020	(6)	$ (835,031)	$ 5
U.S. Treasury Long Bond	09/2020	23	4,106,937	15,768
Ultra 10-Year U.S. Treasury Note	09/2020	1	157,484	—
Ultra Long U.S. Treasury Bond	09/2020	(4)	(872,625)	2,034
2-Year U.S. Treasury Note	09/2020	(130)	(28,707,656)	(10,673)
5-Year U.S. Treasury Note	09/2020	(22)	(2,766,328)	502
Total Futures Contracts outstanding at June 30, 2020			$(28,917,219)	$ 7,636
Forward Foreign Currency Contracts outstanding at June 30, 2020:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	Australian Dollars	34,139,943	U.S. Dollars	21,538,139	JPM	$ 2,025,091
07/22/20	Norwegian Kroner	174,301,464	U.S. Dollars	17,128,924	GSC	981,449
07/22/20	Euro	29,291,208	U.S. Dollars	32,104,775	JPM	820,653
07/22/20	New Zealand Dollars	20,869,632	U.S. Dollars	12,707,235	CITI	760,704
07/22/20	Swedish Kronor	100,239,643	U.S. Dollars	10,082,736	RBC	677,760
07/22/20	Norwegian Kroner	59,701,605	U.S. Dollars	5,793,587	CITI	409,564
07/22/20	U.S. Dollars	16,456,979	British Pounds	13,054,847	RBC	278,228
07/22/20	Euro	7,903,039	U.S. Dollars	8,660,861	SC	222,724
07/22/20	Mexican Pesos	109,988,874	U.S. Dollars	4,589,841	GSC	180,474
07/22/20	Swiss Francs	11,297,238	U.S. Dollars	11,774,475	CITI	157,583
07/22/20	U.S. Dollars	2,468,564	Brazilian Reals	12,601,625	SC	154,009
07/22/20	Canadian Dollars	7,015,343	U.S. Dollars	5,023,137	GSC	144,657
09/16/20	U.S. Dollars	7,522,343	British Pounds	5,951,436	MSCS	144,489
07/22/20	New Zealand Dollars	3,238,664	U.S. Dollars	1,961,575	JPM	128,454
07/09/20	Swedish Kronor	14,285,000	U.S. Dollars	1,415,996	MSCS	117,206
07/22/20	Canadian Dollars	4,931,194	U.S. Dollars	3,527,625	SC	104,898
08/12/20	Euro	3,283,295	U.S. Dollars	3,587,695	MSCS	104,701
07/22/20	U.S. Dollars	9,892,093	Japanese Yen	1,057,675,428	RBC	93,680
07/22/20	Euro	2,947,445	U.S. Dollars	3,222,714	CITI	90,427
07/02/20	U.S. Dollars	2,384,051	Brazilian Reals	12,479,474	MSCS	89,231
07/22/20	Euro	2,194,667	U.S. Dollars	2,381,280	GSC	85,684
07/22/20	U.S. Dollars	4,449,612	British Pounds	3,525,657	CITI	80,297
08/17/20	Russian Rubles	123,220,250	U.S. Dollars	1,646,128	MSCS	74,980
07/22/20	Swiss Francs	4,164,318	U.S. Dollars	4,325,742	SC	72,579
07/22/20	Polish Zloty	6,573,235	U.S. Dollars	1,589,064	CITI	72,519
07/22/20	Swedish Kronor	28,278,555	U.S. Dollars	2,967,394	SS	68,243
07/22/20	Swedish Kronor	11,440,721	U.S. Dollars	1,161,353	GSC	66,782
07/22/20	U.S. Dollars	1,138,715	Chilean Pesos	883,756,986	CITI	62,324
07/22/20	South African Rand	16,957,298	U.S. Dollars	916,348	CITI	58,350
07/22/20	South African Rand	16,953,523	U.S. Dollars	918,492	RBC	55,989
07/03/20	U.S. Dollars	2,451,011	Chilean Pesos	1,969,292,513	MSCS	53,383
07/22/20	Hungarian Forint	683,679,523	U.S. Dollars	2,115,672	GSC	52,962
07/22/20	Swiss Francs	2,477,357	U.S. Dollars	2,564,297	GSC	52,269
07/15/20	Australian Dollars	877,581	U.S. Dollars	559,320	MSCS	46,356
07/09/20	Norwegian Kroner	7,293,901	U.S. Dollars	712,377	MSCS	45,439
07/22/20	Swedish Kronor	11,279,482	U.S. Dollars	1,165,629	SC	45,197
08/17/20	U.S. Dollars	1,878,113	Russian Rubles	131,276,734	MSCS	44,474
07/22/20	U.S. Dollars	1,374,736	Mexican Pesos	30,737,037	GSC	41,644
07/22/20	Brazilian Reals	5,077,898	U.S. Dollars	897,885	CITI	34,778

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	U.S. Dollars	3,596,769	Japanese Yen	384,589,844	CITI	$ 33,889
07/22/20	Chilean Pesos	883,735,613	U.S. Dollars	1,044,062	RBC	32,304
07/22/20	Czech Republic Koruna	27,372,394	U.S. Dollars	1,121,806	CITI	32,180
08/04/20	U.S. Dollars	644,299	Brazilian Reals	3,339,194	MSCS	31,371
07/23/20	Polish Zloty	2,039,000	U.S. Dollars	490,748	MSCS	24,673
07/22/20	South Korean Won	3,418,524,543	U.S. Dollars	2,823,777	CITI	24,500
07/22/20	Czech Republic Koruna	14,165,640	U.S. Dollars	573,162	SS	24,044
09/16/20	U.S. Dollars	1,768,144	Canadian Dollars	2,370,851	MSCS	21,512
07/06/20	Colombian Pesos	2,712,086,698	U.S. Dollars	700,264	MSCS	21,034
07/15/20	Czech Republic Koruna	7,091,000	U.S. Dollars	279,462	MSCS	19,472
09/17/20	U.S. Dollars	601,650	Mexican Pesos	13,542,495	MSCS	18,670
07/22/20	U.S. Dollars	3,393,899	British Pounds	2,724,155	SC	17,879
07/22/20	Euro	563,237	U.S. Dollars	615,719	SS	17,400
07/22/20	U.S. Dollars	1,979,935	New Zealand Dollars	3,042,623	SC	16,419
07/22/20	Norwegian Kroner	16,134,214	U.S. Dollars	1,660,113	SS	16,274
07/22/20	U.S. Dollars	1,223,617	Japanese Yen	130,328,714	GSC	16,239
07/22/20	Mexican Pesos	10,427,263	U.S. Dollars	436,653	SC	15,587
07/22/20	New Zealand Dollars	526,421	U.S. Dollars	324,443	MSCS	15,276
07/16/20	Canadian Dollars	412,451	U.S. Dollars	289,795	MSCS	14,028
09/16/20	Chinese Offshore Yuan	36,753,873	U.S. Dollars	5,163,051	MSCS	12,410
07/13/20	Turkish Lira	1,402,621	U.S. Dollars	191,665	MSCS	12,293
09/16/20	U.S. Dollars	1,672,496	Japanese Yen	179,068,170	MSCS	12,285
07/22/20	U.S. Dollars	3,066,571	Canadian Dollars	4,146,326	SC	12,214
09/16/20	U.S. Dollars	1,992,444	Euro	1,760,127	MSCS	11,454
07/02/20	Brazilian Reals	3,484,909	U.S. Dollars	629,518	MSCS	11,313
07/22/20	Canadian Dollars	2,795,460	U.S. Dollars	2,048,269	CITI	10,984
07/06/20	U.S. Dollars	541,355	Colombian Pesos	1,998,004,589	MSCS	9,971
07/22/20	U.S. Dollars	1,576,721	Australian Dollars	2,270,470	SC	9,653
08/27/20	U.S. Dollars	867,773	Chilean Pesos	704,609,072	MSCS	9,221
07/09/20	U.S. Dollars	663,335	Norwegian Kroner	6,296,124	MSCS	9,185
07/22/20	British Pounds	2,305,684	U.S. Dollars	2,849,480	SC	7,933
07/20/20	U.S. Dollars	615,814	Indonesian Rupiahs	8,815,894,359	MSCS	7,667
09/16/20	U.S. Dollars	794,314	Polish Zloty	3,111,823	MSCS	7,571
07/20/20	Taiwan Dollars	12,638,216	U.S. Dollars	424,696	MSCS	6,162
07/15/20	South Korean Won	1,020,480,099	U.S. Dollars	843,529	MSCS	6,130
09/16/20	Swedish Kronor	7,893,598	Euro	748,108	MSCS	5,960
07/22/20	South Korean Won	1,351,645,495	U.S. Dollars	1,120,257	SC	5,920
07/22/20	U.S. Dollars	454,579	Swedish Kronor	4,179,587	SC	5,910
07/01/20	South African Rand	2,257,059	U.S. Dollars	124,166	MSCS	5,905
07/20/20	Indonesian Rupiahs	4,842,832,029	U.S. Dollars	328,440	MSCS	5,633
07/09/20	Swiss Francs	245,631	U.S. Dollars	253,798	MSCS	5,530
09/16/20	Australian Dollars	1,541,039	U.S. Dollars	1,058,435	MSCS	5,316
07/06/20	Taiwan Dollars	12,349,256	U.S. Dollars	414,405	MSCS	4,886
07/15/20	U.S. Dollars	701,293	British Pounds	562,132	MSCS	4,682
07/22/20	Japanese Yen	428,659,329	U.S. Dollars	3,966,644	SS	4,500
07/22/20	Japanese Yen	372,008,304	U.S. Dollars	3,442,179	GSC	4,144
07/15/20	Indian Rupees	32,365,783	U.S. Dollars	423,941	MSCS	3,946
09/16/20	Canadian Dollars	1,328,286	Euro	866,294	MSCS	3,566
07/22/20	U.S. Dollars	1,137,153	Czech Republic Koruna	26,897,860	SC	3,173
07/22/20	Norwegian Kroner	30,171,336	U.S. Dollars	3,131,749	SC	3,131
07/15/20	Hungarian Forint	37,186,149	U.S. Dollars	114,867	MSCS	3,096
07/13/20	U.S. Dollars	418,907	Turkish Lira	2,860,776	MSCS	2,917
08/12/20	U.S. Dollars	415,052	Euro	366,600	MSCS	2,774
07/22/20	U.S. Dollars	834,635	Swiss Francs	787,701	SC	2,671
09/02/20	South Korean Won	440,076,580	U.S. Dollars	364,435	MSCS	2,489
09/16/20	British Pounds	330,083	Euro	361,373	MSCS	2,477
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	U.S. Dollars	1,734,450	Euro	1,540,829	SC	$ 2,447
09/18/20	U.S. Dollars	345,586	South African Rand	6,009,000	MSCS	2,186
09/16/20	U.S. Dollars	208,857	Norwegian Kroner	1,989,068	MSCS	2,145
09/16/20	U.S. Dollars	237,467	Australian Dollars	340,986	MSCS	2,091
09/16/20	U.S. Dollars	199,110	Chilean Pesos	161,756,819	MSCS	1,944
07/27/20	U.S. Dollars	209,815	Colombian Pesos	783,070,311	MSCS	1,940
09/16/20	Israeli Shekels	725,243	U.S. Dollars	208,006	MSCS	1,812
09/16/20	U.S. Dollars	209,052	Israeli Shekels	716,453	MSCS	1,777
09/16/20	Swiss Francs	375,573	Euro	351,529	MSCS	1,705
09/16/20	Turkish Lira	2,530,264	U.S. Dollars	359,419	MSCS	1,703
07/22/20	U.S. Dollars	1,543,392	Australian Dollars	2,233,854	GSC	1,596
09/16/20	Canadian Dollars	846,844	U.S. Dollars	622,295	MSCS	1,585
07/01/20	Singapore Dollars	103,302	U.S. Dollars	72,615	MSCS	1,510
07/23/20	U.S. Dollars	174,808	Polish Zloty	686,142	MSCS	1,364
09/16/20	Euro	185,722	Norwegian Kroner	1,998,774	MSCS	1,306
09/16/20	U.S. Dollars	415,876	South African Rand	7,253,417	MSCS	1,283
07/22/20	Chilean Pesos	41,327,274	U.S. Dollars	49,054	CITI	1,281
07/22/20	Australian Dollars	906,410	U.S. Dollars	624,322	SC	1,278
07/22/20	U.S. Dollars	143,563	Japanese Yen	15,367,257	MSCS	1,199
09/16/20	U.S. Dollars	208,790	Swedish Kronor	1,934,398	MSCS	994
09/16/20	Swedish Kronor	1,879,157	U.S. Dollars	200,984	MSCS	878
09/16/20	Norwegian Kroner	1,887,636	Euro	173,579	MSCS	811
09/16/20	Swiss Francs	375,869	U.S. Dollars	396,907	MSCS	750
09/16/20	Euro	503,301	U.S. Dollars	565,784	MSCS	672
09/16/20	U.S. Dollars	208,739	Turkish Lira	1,457,917	MSCS	664
07/27/20	U.S. Dollars	205,933	Turkish Lira	1,418,753	MSCS	392
09/16/20	Euro	184,792	Canadian Dollars	281,889	MSCS	309
07/28/20	Indian Rupees	3,061,728	U.S. Dollars	40,122	MSCS	291
09/16/20	Euro	177,498	Swiss Francs	188,658	MSCS	176
07/09/20	U.S. Dollars	57,926	Swedish Kronor	538,334	MSCS	147
07/29/20	U.S. Dollars	209,023	Turkish Lira	1,443,032	MSCS	76
09/16/20	Euro	171,402	British Pounds	155,571	MSCS	52
Subtotal Appreciation						$ 9,496,418
09/18/20	Singapore Dollars	103,302	U.S. Dollars	74,195	MSCS	$ (52)
09/16/20	U.S. Dollars	202,831	Canadian Dollars	275,427	MSCS	(79)
07/15/20	U.S. Dollars	88,562	Hong Kong Dollars	687,101	MSCS	(84)
07/22/20	Turkish Lira	3,231,531	U.S. Dollars	468,881	SS	(96)
07/15/20	South Korean Won	251,115,203	U.S. Dollars	209,299	MSCS	(219)
07/15/20	Israeli Shekels	143,082	U.S. Dollars	41,707	MSCS	(385)
09/16/20	Israeli Shekels	439,035	U.S. Dollars	127,516	MSCS	(500)
07/22/20	U.S. Dollars	79,309	Japanese Yen	8,616,241	MSCS	(513)
09/16/20	Euro	175,141	British Pounds	159,449	MSCS	(546)
08/03/20	Indonesian Rupiahs	3,043,017,501	U.S. Dollars	208,819	MSCS	(637)
08/27/20	U.S. Dollars	294,476	Chilean Pesos	242,221,165	MSCS	(666)
08/27/20	Chilean Pesos	1,173,838,416	U.S. Dollars	1,430,987	MSCS	(688)
09/16/20	U.S. Dollars	455,474	Euro	405,325	MSCS	(712)
09/16/20	New Zealand Dollars	99,344	U.S. Dollars	64,855	MSCS	(754)
09/16/20	Japanese Yen	22,664,544	British Pounds	170,143	MSCS	(790)
09/17/20	U.S. Dollars	209,251	Mexican Pesos	4,879,535	MSCS	(805)
08/12/20	Euro	246,411	U.S. Dollars	277,929	MSCS	(815)
07/27/20	U.S. Dollars	594,589	Colombian Pesos	2,243,057,963	MSCS	(855)
07/22/20	U.S. Dollars	49,450	Chilean Pesos	41,320,643	GSC	(877)
07/22/20	Japanese Yen	11,440,110	U.S. Dollars	106,875	MSCS	(893)
09/16/20	Chinese Offshore Yuan	5,945,190	U.S. Dollars	838,113	MSCS	(947)
09/16/20	Polish Zloty	2,469,882	Euro	555,693	MSCS	(978)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/27/20	U.S. Dollars	210,000	Turkish Lira	1,457,566	MSCS	$ (1,164)
07/15/20	Australian Dollars	367,227	U.S. Dollars	254,718	MSCS	(1,271)
09/16/20	U.S. Dollars	209,218	Norwegian Kroner	2,025,794	MSCS	(1,310)
07/28/20	Indian Rupees	20,374,092	U.S. Dollars	270,285	MSCS	(1,358)
09/16/20	Hungarian Forint	15,973,037	U.S. Dollars	52,213	MSCS	(1,557)
09/16/20	U.S. Dollars	231,374	Taiwan Dollars	6,775,552	MSCS	(1,563)
07/15/20	U.S. Dollars	432,084	South Korean Won	521,337,842	MSCS	(1,985)
07/22/20	Turkish Lira	3,309,827	U.S. Dollars	482,131	GSC	(1,987)
07/22/20	U.S. Dollars	1,609,412	Japanese Yen	173,943,144	SC	(2,015)
09/16/20	U.S. Dollars	214,346	New Zealand Dollars	335,547	MSCS	(2,166)
09/18/20	South African Rand	6,300,532	U.S. Dollars	362,352	MSCS	(2,292)
09/16/20	Euro	548,287	Polish Zloty	2,449,867	MSCS	(2,297)
08/17/20	U.S. Dollars	209,239	Russian Rubles	15,150,201	MSCS	(2,375)
07/22/20	U.S. Dollars	3,094,526	Swiss Francs	2,932,141	GSC	(2,379)
09/16/20	Euro	367,392	Swiss Francs	393,128	MSCS	(2,424)
09/16/20	Euro	287,804	Canadian Dollars	443,359	MSCS	(2,709)
07/15/20	British Pounds	454,583	U.S. Dollars	566,066	MSCS	(2,734)
09/16/20	Swedish Kronor	5,236,167	U.S. Dollars	565,475	MSCS	(2,997)
07/15/20	U.S. Dollars	209,844	Israeli Shekels	737,000	MSCS	(3,002)
08/25/20	U.S. Dollars	55,280	Colombian Pesos	220,154,122	MSCS	(3,013)
07/16/20	Canadian Dollars	1,297,036	U.S. Dollars	958,670	MSCS	(3,236)
07/15/20	U.S. Dollars	642,972	Taiwan Dollars	18,987,338	MSCS	(3,395)
07/22/20	U.S. Dollars	3,468,541	Euro	3,088,776	SC	(3,466)
09/16/20	Euro	740,366	Swedish Kronor	7,789,919	MSCS	(3,535)
07/22/20	U.S. Dollars	565,006	South Korean Won	682,482,511	SS	(3,631)
09/16/20	Norwegian Kroner	1,988,912	Swedish Kronor	1,962,201	MSCS	(4,087)
09/16/20	U.S. Dollars	319,551	Thai Baht	10,008,408	MSCS	(4,221)
09/16/20	Turkish Lira	3,504,996	U.S. Dollars	504,512	MSCS	(4,275)
07/15/20	U.S. Dollars	167,472	Hungarian Forint	54,216,000	MSCS	(4,514)
07/09/20	U.S. Dollars	220,082	Swiss Francs	213,000	MSCS	(4,795)
09/16/20	Norwegian Kroner	2,033,909	Euro	192,399	MSCS	(5,170)
07/01/20	South African Rand	4,043,466	U.S. Dollars	238,322	MSCS	(5,303)
09/16/20	British Pounds	336,352	U.S. Dollars	422,295	MSCS	(5,328)
07/22/20	U.S. Dollars	4,875,425	Japanese Yen	526,901,776	JPM	(5,847)
07/22/20	Canadian Dollars	1,811,293	U.S. Dollars	1,340,192	GSC	(5,918)
07/22/20	U.S. Dollars	468,058	Brazilian Reals	2,582,745	CITI	(6,318)
09/16/20	Swiss Francs	1,689,554	U.S. Dollars	1,793,881	MSCS	(6,386)
07/01/20	U.S. Dollars	135,551	South African Rand	2,464,000	MSCS	(6,446)
09/16/20	South African Rand	4,850,763	U.S. Dollars	284,626	MSCS	(7,364)
09/16/20	U.S. Dollars	614,509	Australian Dollars	901,006	MSCS	(7,440)
07/22/20	U.S. Dollars	95,818	New Zealand Dollars	160,167	MSCS	(7,544)
09/16/20	U.S. Dollars	663,398	Turkish Lira	4,701,136	MSCS	(7,553)
08/06/20	U.S. Dollars	1,249,686	Taiwan Dollars	36,742,806	MSCS	(7,627)
09/16/20	Japanese Yen	45,493,648	Australian Dollars	622,172	MSCS	(7,685)
07/15/20	U.S. Dollars	835,775	Indian Rupees	63,821,061	MSCS	(7,960)
07/22/20	Canadian Dollars	1,607,457	U.S. Dollars	1,192,252	SC	(8,132)
09/16/20	U.S. Dollars	839,164	Israeli Shekels	2,928,834	MSCS	(8,168)
07/22/20	U.S. Dollars	7,197,752	Swiss Francs	6,822,608	SC	(8,235)
09/16/20	U.S. Dollars	2,822,825	Chinese Offshore Yuan	20,105,649	MSCS	(8,333)
07/22/20	South African Rand	11,323,533	U.S. Dollars	660,804	GSC	(9,932)
07/22/20	U.S. Dollars	585,079	South Korean Won	714,264,721	CITI	(10,038)
07/06/20	Colombian Pesos	2,329,316,921	U.S. Dollars	629,675	MSCS	(10,177)
07/20/20	U.S. Dollars	1,085,612	Taiwan Dollars	32,151,085	MSCS	(10,473)
07/20/20	U.S. Dollars	337,200	Turkish Lira	2,397,053	MSCS	(10,716)
08/04/20	Brazilian Reals	2,277,510	U.S. Dollars	428,857	MSCS	(10,808)
09/02/20	U.S. Dollars	448,830	South Korean Won	551,625,660	MSCS	(11,101)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	Norwegian Kroner	7,515,391	U.S. Dollars	792,892	SC	$ (12,023)
07/28/20	U.S. Dollars	1,429,870	Indian Rupees	109,249,527	MSCS	(12,166)
07/22/20	U.S. Dollars	535,929	Hungarian Forint	173,640,910	SS	(14,861)
07/09/20	Mexican Pesos	5,880,673	U.S. Dollars	270,617	MSCS	(15,092)
09/16/20	U.S. Dollars	1,623,418	Swiss Francs	1,549,570	MSCS	(15,978)
09/16/20	British Pounds	1,404,576	Euro	1,561,646	MSCS	(16,385)
07/09/20	U.S. Dollars	154,411	Norwegian Kroner	1,649,270	MSCS	(16,944)
07/20/20	Indonesian Rupiahs	11,764,670,266	U.S. Dollars	828,954	MSCS	(17,392)
07/09/20	U.S. Dollars	371,546	Mexican Pesos	8,954,199	MSCS	(17,529)
07/15/20	U.S. Dollars	257,499	Czech Republic Koruna	6,533,726	MSCS	(17,942)
09/16/20	Canadian Dollars	2,514,279	U.S. Dollars	1,871,297	MSCS	(19,000)
07/22/20	U.S. Dollars	2,787,399	South Korean Won	3,368,571,519	GSC	(19,258)
07/20/20	U.S. Dollars	415,442	Indonesian Rupiahs	6,312,461,404	MSCS	(20,009)
09/16/20	Japanese Yen	231,815,584	U.S. Dollars	2,169,634	MSCS	(20,381)
07/23/20	U.S. Dollars	424,320	Polish Zloty	1,763,000	MSCS	(21,333)
07/22/20	U.S. Dollars	857,484	Canadian Dollars	1,196,561	CITI	(23,952)
07/22/20	British Pounds	3,873,890	U.S. Dollars	4,825,643	SS	(24,767)
07/22/20	U.S. Dollars	457,069	South African Rand	8,384,475	SS	(24,867)
07/22/20	U.S. Dollars	1,592,781	Hungarian Forint	510,055,302	CITI	(25,117)
08/17/20	Russian Rubles	85,535,428	U.S. Dollars	1,224,925	MSCS	(30,190)
09/16/20	Australian Dollars	3,853,096	U.S. Dollars	2,690,334	MSCS	(30,611)
07/22/20	U.S. Dollars	849,572	Mexican Pesos	20,306,049	RBC	(31,119)
07/22/20	Mexican Pesos	12,299,311	U.S. Dollars	564,771	CITI	(31,339)
07/02/20	U.S. Dollars	1,114,875	Brazilian Reals	6,234,726	MSCS	(31,614)
07/15/20	U.S. Dollars	389,252	Australian Dollars	610,743	MSCS	(32,261)
07/13/20	U.S. Dollars	610,918	Turkish Lira	4,430,262	MSCS	(33,294)
07/22/20	U.S. Dollars	1,825,027	Canadian Dollars	2,531,613	RBC	(39,865)
07/22/20	Brazilian Reals	3,306,483	U.S. Dollars	648,063	SC	(40,758)
07/22/20	U.S. Dollars	1,111,379	Canadian Dollars	1,567,734	SC	(43,479)
07/16/20	U.S. Dollars	1,057,380	Canadian Dollars	1,495,053	MSCS	(43,918)
07/22/20	U.S. Dollars	553,228	Brazilian Reals	3,261,832	GSC	(45,876)
07/06/20	U.S. Dollars	1,359,899	Colombian Pesos	5,286,456,993	MSCS	(46,071)
07/22/20	U.S. Dollars	4,502,000	Swiss Francs	4,311,169	RBC	(51,424)
07/22/20	U.S. Dollars	570,357	Brazilian Reals	3,386,211	SC	(51,592)
07/22/20	British Pounds	3,962,987	U.S. Dollars	4,963,003	SC	(51,710)
07/22/20	Japanese Yen	739,326,353	U.S. Dollars	6,901,677	GSC	(52,483)
07/22/20	U.S. Dollars	597,483	South African Rand	11,326,477	CITI	(53,559)
07/22/20	U.S. Dollars	1,408,197	South African Rand	25,520,900	GSC	(58,733)
07/22/20	U.S. Dollars	2,668,888	Euro	2,426,860	RBC	(59,077)
07/22/20	Japanese Yen	1,344,143,111	U.S. Dollars	12,516,198	SC	(63,919)
07/22/20	U.S. Dollars	1,778,249	Mexican Pesos	42,708,195	SS	(74,044)
09/16/20	Euro	6,876,693	U.S. Dollars	7,813,691	MSCS	(74,099)
07/22/20	U.S. Dollars	1,101,638	Swedish Kronor	10,954,941	JPM	(74,349)
07/22/20	U.S. Dollars	2,663,276	Turkish Lira	18,883,805	RBC	(76,126)
07/22/20	U.S. Dollars	4,522,848	Swiss Francs	4,354,462	JPM	(76,302)
09/17/20	Mexican Pesos	40,829,400	U.S. Dollars	1,836,142	MSCS	(78,510)
07/22/20	U.S. Dollars	1,577,930	Polish Zloty	6,572,869	GSC	(83,560)
07/03/20	Chilean Pesos	1,969,292,513	U.S. Dollars	2,486,985	MSCS	(89,359)
09/16/20	Norwegian Kroner	27,519,457	U.S. Dollars	2,954,047	MSCS	(94,110)
08/12/20	U.S. Dollars	2,746,035	Euro	2,526,968	MSCS	(95,797)
07/22/20	British Pounds	16,018,571	U.S. Dollars	19,964,474	JPM	(112,807)
07/09/20	U.S. Dollars	1,420,088	Swedish Kronor	14,326,284	MSCS	(117,545)
07/22/20	U.S. Dollars	4,015,492	Australian Dollars	6,012,737	GSC	(134,471)
07/22/20	U.S. Dollars	2,859,146	Czech Republic Koruna	71,049,761	GSC	(136,223)
07/02/20	Brazilian Reals	15,229,291	U.S. Dollars	2,949,856	MSCS	(149,374)
07/22/20	Japanese Yen	1,939,676,077	U.S. Dollars	18,136,114	CITI	(166,757)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/22/20	U.S. Dollars	10,436,454	Swiss Francs	10,054,229	SS	$ (182,747)
07/22/20	U.S. Dollars	9,783,431	Euro	8,875,447	CITI	(193,210)
07/22/20	Brazilian Reals	18,525,377	U.S. Dollars	3,635,992	GSC	(233,415)
07/22/20	U.S. Dollars	8,821,188	Canadian Dollars	12,315,693	JPM	(251,065)
07/22/20	U.S. Dollars	3,291,695	Australian Dollars	5,220,396	SS	(311,398)
07/22/20	U.S. Dollars	5,588,928	Norwegian Kroner	56,895,728	JPM	(322,685)
07/22/20	U.S. Dollars	5,170,848	Swedish Kronor	51,482,436	SC	(355,673)
07/22/20	U.S. Dollars	15,556,040	Euro	14,183,166	GSC	(386,861)
07/22/20	U.S. Dollars	4,570,049	Australian Dollars	7,204,226	SC	(402,275)
07/22/20	U.S. Dollars	7,236,655	Norwegian Kroner	74,087,132	SS	(461,190)
07/22/20	U.S. Dollars	7,281,380	New Zealand Dollars	12,019,842	SS	(475,465)
07/22/20	U.S. Dollars	8,092,993	Norwegian Kroner	82,547,076	SC	(483,861)
07/22/20	U.S. Dollars	20,093,430	Euro	18,311,497	SS	(490,012)
07/22/20	U.S. Dollars	7,584,558	Australian Dollars	11,772,729	CITI	(540,925)
07/22/20	U.S. Dollars	8,775,912	Australian Dollars	13,663,239	RBC	(654,392)
07/22/20	U.S. Dollars	11,477,444	New Zealand Dollars	18,945,178	SC	(748,575)
Subtotal Depreciation						$(9,705,716)
Total Forward Foreign Currency Contracts outstanding at June 30, 2020						$ (209,298)
Swap Agreements outstanding at June 30, 2020:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3-Month KLIBOR (Quarterly)	2.25% (Quarterly)	6/17/2022	BOA	MYR	46,220,000	$ 54,750	$30,760	$ 23,990
3-Month TELBOR (Quarterly)	1.41% (Annually)	12/18/2029	DEUT	ILS	3,165,000	78,836	—	78,836
3-Month TELBOR (Quarterly)	1.02% (Annually)	3/18/2030	BOA	ILS	1,575,000	20,601	219	20,382
						$154,187	$30,979	$123,208

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.81% (Upon termination)	1/3/2022	BRL	10,828,285	$ 65,570	$ —	$ 65,570
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.12% (Upon termination)	1/3/2022	BRL	10,279,504	38,815	7,126	31,689
28-Day Mexico Interbank TIIE (Lunar)	4.50% (Lunar)	9/15/2022	MXN	93,100,000	12,661	(2,466)	15,127
1-Day MIBOR (Semiannually)	3.75% (Semiannually)	9/16/2022	INR	678,440,000	12,069	(5,164)	17,233
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.66% (Upon termination)	1/2/2023	BRL	8,165,533	139,894	34,332	105,562
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.75% (Upon termination)	1/2/2023	BRL	2,772,127	29,023	15,060	13,963
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.37% (Upon termination)	1/2/2023	BRL	2,150,019	27,434	—	27,434
3-Month CDOR (Semiannually)	0.50% (Semiannually)	9/16/2023	CAD	45,850,000	(156,942)	(193,240)	36,298
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	5.33% (Upon termination)	1/2/2024	BRL	3,814,615	15,134	(2,627)	17,761
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	1,374,705	544	(691)	1,235
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	40,700,000	7,164	651	6,513
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.26% (Upon termination)	1/2/2025	BRL	5,858,239	$ 51,956	$ 18,866	$ 33,090
6-Month ASX BBSW (Semiannually)	0.55% (Semiannually)	5/16/2025	AUD	24,590,000	9,626	(15,682)	25,308
1-Day SONIA (Annually)	0.27% (Annually)	6/17/2025	GBP	8,880,000	149,382	66,042	83,340
1-Day SONIA (Annually)	0.03% (Annually)	6/17/2025	GBP	6,610,000	13,631	(15,806)	29,437
28-Day Mexico Interbank TIIE (Lunar)	5.40% (Lunar)	9/11/2025	MXN	130,650,000	138,442	23,272	115,170
1-Day CLP-TNA (Semiannually)	1.60% (Semiannually)	9/16/2025	CLP	3,184,065,000	63,525	37,130	26,395
6-Month NIBOR (Semiannually)	0.50% (Annually)	9/16/2025	NOK	16,780,000	(15,349)	(16,420)	1,071
6-Month ASX BBSW (Semiannually)	0.96% (Semiannually)	4/21/2027	AUD	9,040,000	30,550	1,583	28,967
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2027	EUR	8,860,000	(198,661)	(206,744)	8,083
6-Month ASX BBSW (Semiannually)	1.25% (Semiannually)	9/16/2027	AUD	9,480,000	270,242	255,415	14,827
6-Month ASX BBSW (Semiannually)	1.00% (Semiannually)	4/26/2028	AUD	12,030,000	24,410	(24,704)	49,114
6-Month ASX BBSW (Semiannually)	1.75% (Semiannually)	3/19/2030	AUD	2,790,000	42,054	22,298	19,756
3-Month LIBOR (Quarterly)	0.98% (Semiannually)	5/21/2030	USD	15,550,000	24,647	(15,885)	40,532
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	11,940,000	36,951	(6,067)	43,018
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/18/2030	USD	4,370,000	169,865	120,614	49,251
1.14% (Semiannually)	3-Month CDOR (Semiannually)	6/24/2030	CAD	16,250,000	(4,345)	(16,791)	12,446
6-Month ASX BBSW (Semiannually)	1.50% (Semiannually)	9/16/2030	AUD	6,810,000	273,104	191,734	81,370
0.10% (Annually)	6-Month LIBOR (Semiannually)	9/17/2030	CHF	1,290,000	2,786	(1,694)	4,480
6-Month EURIBOR (Semiannually)	(0.05)% (Annually)	12/15/2030	EUR	1,340,000	14,305	7,661	6,644
6-Month EURIBOR (Semiannually)	0.05% (Annually)	10/26/2031	EUR	720,000	11,245	6,113	5,132
1.36% (Semiannually)	6-Month ASX BBSW (Semiannually)	4/21/2040	AUD	2,620,000	29,919	(1,185)	31,104
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	5,680,000	41,815	22,407	19,408
0.75% (Annually)	6-Month EURIBOR (Semiannually)	6/19/2040	EUR	1,680,000	(81,904)	(83,530)	1,626
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	6/19/2040	GBP	810,000	(93,888)	(98,130)	4,242
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/19/2040	USD	1,480,000	82,912	73,684	9,228
0.86% (Semiannually)	3-Month LIBOR (Quarterly)	4/9/2045	USD	10,120,000	87,742	—	87,742
3-Month CDOR (Semiannually)	1.75% (Semiannually)	6/17/2050	CAD	2,260,000	165,525	92,485	73,040
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/20/2050	GBP	710,000	(51,480)	(56,146)	4,666
3-Month LIBOR (Quarterly)	1.75% (Semiannually)	6/20/2050	USD	290,000	18,216	13,825	4,391
Subtotal Appreciation					$ 1,498,589	$ 247,326	$ 1,251,263
6.24% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	5,678,032	$ (69,552)	$ —	$ (69,552)
6.94% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	3,750,231	(60,007)	—	(60,007)
7.22% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	3,969,719	(69,510)	—	(69,510)
0.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/16/2023	USD	25,620,000	(205,263)	(153,795)	(51,468)
6.84% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	3,348,486	(49,328)	—	(49,328)
3-Month CDOR (Semiannually)	0.84% (Semiannually)	6/24/2024	CAD	75,630,000	(5,546)	30,866	(36,412)
(0.31)% (Annually)	6-Month EURIBOR (Semiannually)	5/18/2025	EUR	18,220,000	(18,687)	16,984	(35,671)
1.25% (Semiannually)	6-Month THBFIX (Semiannually)	6/17/2025	THB	20,000	(16)	—	(16)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	6/17/2025	CNY	67,610,000	77,035	90,825	(13,790)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/16/2025	GBP	1,500,000	(70,749)	(70,061)	(688)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/16/2027	GBP	5,700,000	(348,289)	(280,561)	(67,728)
6-Month LIBOR (Semiannually)	(0.50)% (Annually)	9/16/2027	CHF	9,660,000	(56,377)	(54,453)	(1,924)
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	3/10/2030	GBP	6,730,000	(7,170)	83,177	(90,347)
0.57% (Annually)	1-Day SONIA (Annually)	3/18/2030	GBP	2,580,000	(148,322)	6,359	(154,681)
6-Month LIBOR (Semiannually)	0.25% (Semiannually)	3/19/2030	JPY	116,490,000	8,252	8,252	—
0.31% (Annually)	1-Day SONIA (Annually)	6/17/2030	GBP	5,260,000	(127,978)	(38,063)	(89,915)
6-Month LIBOR (Semiannually)	(0.50)% (Annually)	6/17/2030	CHF	7,120,000	(155,656)	(85,957)	(69,699)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	6/18/2030	EUR	5,480,000	(78,341)	(52,089)	(26,252)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/18/2030	GBP	3,200,000	$ (99,567)	$ (77,547)	$ (22,020)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2030	EUR	6,990,000	(329,781)	(306,453)	(23,328)
0.75% (Semiannually)	3-Month LIBOR (Quarterly)	9/16/2030	USD	360,000	(3,406)	(2,822)	(584)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/16/2030	GBP	1,450,000	(112,522)	(102,541)	(9,981)
6-Month NIBOR (Semiannually)	0.75% (Annually)	9/16/2030	NOK	19,450,000	(33,241)	(22,803)	(10,438)
6-Month EURIBOR (Semiannually)	(0.05)% (Annually)	12/15/2030	EUR	1,370,000	14,625	16,366	(1,741)
1.16% (Semiannually)	3-Month LIBOR (Quarterly)	5/21/2035	USD	15,970,000	(12,030)	30,869	(42,899)
0.40% (Annually)	1-Day SONIA (Annually)	6/17/2040	GBP	2,140,000	(110,511)	(109,187)	(1,324)
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	6/20/2040	JPY	212,860,000	8,210	24,053	(15,843)
3-Month LIBOR (Quarterly)	0.85% (Semiannually)	4/10/2050	USD	10,490,000	(47,576)	—	(47,576)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	6/20/2050	EUR	270,000	(16,736)	(15,621)	(1,115)
6-Month LIBOR (Semiannually)	0.50% (Semiannually)	6/20/2050	JPY	223,490,000	(3,952)	22,109	(26,061)
0.50% (Annually)	6-Month EURIBOR (Semiannually)	9/16/2050	EUR	360,000	(57,304)	(54,737)	(2,567)
0.75% (Semiannually)	3-Month LIBOR (Quarterly)	9/16/2050	USD	1,120,000	52,297	100,298	(48,001)
Subtotal Depreciation					$(2,136,998)	$(996,532)	$(1,140,466)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2020					$ (638,409)	$(749,206)	$ 110,797

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Faurecia	Financing Index: 1-Month EURIBOR - .45% (Monthly)	11/5/2020	CITI	EUR	75,347	$ 20,937	$ —	$ 20,937
Financing Index: 1-Month EURIBOR + .45% (Monthly)	Ingenico Group	11/5/2020	CITI	EUR	1,294,898	69,049	—	69,049
Peugeot Citroen SA	Financing Index: 1-Month EURIBOR - .45% (Monthly)	11/5/2020	CITI	EUR	383,879	129,908	—	129,908
Subtotal Appreciation						$219,894	$ —	$219,894
Worldline SA	Financing Index: 1-Month EURIBOR - .45% (Monthly)	11/5/2020	CITI	EUR	1,114,962	$ (63,514)	$ —	$ (63,514)
Subtotal Depreciation						$ (63,514)	$ —	$ (63,514)
Net Total Return Swaps outstanding at June 30, 2020						$156,380	$ —	$156,380
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 13,925,549	$ —	$ 13,925,549	$ —
Certificates Of Deposit	1,100,600	—	1,100,600	—
Common Stocks	21,903,934	21,903,934	—	—
Corporate Bonds	82,060,980	—	82,060,980	—
Foreign Bonds	16,058,758	—	16,058,758	—
Foreign Common Stocks:
Netherlands	3,940,029	3,680,135	259,894	—
Other ^^	2,261,842	2,261,842	—	—
Total Foreign Common Stocks	6,201,871	5,941,977	259,894	—
Loan Agreements	6,182,136	—	6,182,136	—
Money Market Funds	124,440,227	124,440,227	—	—
Mortgage-Backed Securities	28,442,824	—	28,442,824	—
Mutual Funds	4,057,261	2,645,591	—	1,411,670
Purchased Options:
Call Options	25,510	25,510	—	—
Rights	18,001	—	10,991	7,010
U.S. Treasury Obligations	70,368,643	—	70,368,643	—
Total Assets - Investments in Securities	$374,786,294	$154,957,239	$218,410,375	$1,418,680
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 9,496,418	$ —	$ 9,496,418	$ —
Futures Contracts	18,309	18,309	—	—
Swap Agreements	1,594,365	—	1,594,365	—
Total Assets - Other Financial Instruments	$ 11,109,092	$ 18,309	$ 11,090,783	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$ (8,720,847)	$ (8,720,847)	$ —	$ —
Foreign Common Stocks Sold Short	(2,349,487)	(2,349,487)	—	—
Mutual Funds Sold Short	(9,883,858)	(9,883,858)	—	—
Written Options:
Call Options	(61,453)	(61,453)	—	—
Call Swaptions	(191,497)	—	(191,497)	—
Put Options	(353,675)	(353,675)	—	—
Put Swaptions	(552,561)	—	(552,561)	—
Total Written Options	(1,159,186)	(415,128)	(744,058)	—
Total Liabilities - Investments in Securities	$ (22,113,378)	$ (21,369,320)	$ (744,058)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (9,705,716)	$ —	$ (9,705,716)	$ —
Futures Contracts	(10,673)	(10,673)	—	—
Swap Agreements	(1,203,980)	—	(1,203,980)	—
Total Liabilities - Other Financial Instruments	$ (10,920,369)	$ (10,673)	$ (10,909,696)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2020.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2020 (Unaudited)
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$324,346,813
Investments in securities of affiliated issuers, at value	50,439,481
Total investments, at value(1)	374,786,294
Cash	33,688,032
Cash collateral for derivatives	8,321,368
Deposits with broker for futures contracts	188,792
Upfront premiums paid from swap agreements	1,471,434
Receivables:
Dividends and reclaims	54,408
Interest	1,040,372
Investment securities sold	10,353,530
Fund shares sold	30,961
Unrealized appreciation on foreign currency exchange contracts	9,496,418
Unrealized appreciation on swap agreements	343,102
Prepaid expenses and other assets	21,599
Total Assets	439,796,310
Liabilities
Foreign currency overdraft(2)	827,460
Securities sold short, at value(3)	20,954,192
Options written, at value(4)	1,159,186
Upfront premiums received from swap agreements	2,189,661
Unrealized depreciation on foreign currency exchange contracts	9,705,716
Unrealized depreciation on swap agreements	63,514
Collateral from counterparty	4,580,466
Payables:
Investment securities purchased	35,317,719
Dividends on short sales	24,906
Fund shares redeemed	18,728
Variation margin on centrally cleared swaps	10,998
Variation margin on futures contracts	15,846
Accrued expenses:
Investment advisory fees	253,553
Shareholder servicing fees	9,963
Trustee fees	486
Other expenses	210,279
Total Liabilities	75,342,673
Net Assets	$364,453,637
Net Assets Consist of:
Paid-in-capital	$374,980,035
Distributable earnings (loss)	(10,526,398)
Net Assets	$364,453,637
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$315,847,953
Institutional shares outstanding	32,303,558
Net asset value, offering and redemption price per Institutional share	$ 9.78
Net assets applicable to the Investor Class	$ 48,605,684
Investor shares outstanding	4,981,192
Net asset value, offering and redemption price per Investor share	$ 9.76

(1)Investments in securities of unaffiliated issuers, at cost	$323,478,674
Investments in securities of affiliated issuers, at cost	50,439,481
Total investments, at cost	$373,918,155
(2)Foreign currency overdraft, at cost	$ 817,095
(3)Proceeds from securities sold short	$ 20,549,453
(4)Premiums received on options written	$ 1,639,255

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2020 (Unaudited)
Strategic Alternatives Fund
Investment Income
Dividends	$ 602,230
Income distributions received from affiliated funds	209,146
Interest	3,248,071
Less foreign taxes withheld	(8,184)
Total Investment Income	4,051,263
Expenses
Investment advisory fees	1,566,512
Transfer agent fees:
Institutional shares	1,193
Investor shares	7,269
Custodian fees	138,543
Shareholder servicing fees:
Investor shares	64,575
Accounting and administration fees	35,804
Professional fees	53,109
Shareholder reporting fees:
Trustees expenses	879
Line of credit facility fees	256
Dividends on securities sold short	156,349
Other expenses	21,856
Total Expenses	2,046,345
Net Investment Income	2,004,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(6,979,863)
Investment securities sold short	2,484,953
Futures transactions	1,898,542
Swap agreements	258,070
Option contracts written	(8,638,325)
Option contracts purchased	(195,560)
Forward foreign currency contracts	(161,302)
Foreign currency	(1,888,094)
Net realized loss	(13,221,579)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(2,395,728)
Investment securities sold short	77,951
Futures	209,667
Swap agreements	(832,914)
Option contracts written	342,627
Option contracts purchased	11,598
Forward foreign currency contracts	237,932
Foreign currency	(67,146)
Net change in unrealized appreciation (depreciation)	(2,416,013)
Net Realized and Unrealized Loss	(15,637,592)
Net Decrease in Net Assets Resulting from Operations	$(13,632,674)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Six Months Ended	For the Year Ended
	06/30/20	12/31/19
	(Unaudited)
Operations:
Net investment income	$ 2,004,918	$ 5,017,446
Net realized gain (loss) on investment securities, foreign currency and derivatives	(13,221,579)	6,709,143
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(2,416,013)	7,255,961
Net increase (decrease) in net assets resulting from operations	(13,632,674)	18,982,550
Distributions to Shareholders:
Institutional shares	—	(7,274,105)
Investor shares	—	(1,068,756)
Total distributions	—	(8,342,861)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	12,976,610	34,914,160
Investor shares	6,475,834	12,428,155
Reinvestment of dividends and distributions
Institutional shares	—	7,273,111
Investor shares	—	1,068,187
Total proceeds from shares sold and reinvested	19,452,444	55,683,613
Value of shares redeemed
Institutional shares	(15,721,922)	(41,587,776)
Investor shares	(11,736,859)	(25,699,257)
Total value of shares redeemed	(27,458,781)	(67,287,033)
Net decrease from capital share transactions(1)	(8,006,337)	(11,603,420)
Total decrease in net assets	(21,639,011)	(963,731)
Net Assets:
Beginning of Period	386,092,648	387,056,379
End of Period	$364,453,637	$386,092,648

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2020(1)	$10.13	$0.06	$(0.41)	$(0.35)	$ —	$ —	$ —	$ 9.78	(3.45)%	$315,848	1.08%(2)	1.08%(2)	1.14%	227%
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(2)	1.12(2)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(2)	1.02(2)	1.96	172
2017(3)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(2)	1.28(2)	0.69	88
Investor Class
2020(1)	$10.13	$0.04	$(0.41)	$(0.37)	$ —	$ —	$ —	$ 9.76	(3.65)%	$ 48,606	1.36%(2)	1.36%(2)	0.88%	227%
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(2)	1.46(2)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(2)	1.37(2)	1.65	172
2017(3)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(2)	1.65(2)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2020. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10% and 0.09% for the period ended December 31, 2017, for the years 2018 and 2019 and for the six months ended June 30, 2020.
(3)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

NOTES TO SCHEDULES OF INVESTMENTS (Unaudited)
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issues the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
The Target Date and Target Risk Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At June 30, 2020, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 30,000,000	$ (30,000,000)	$ —	$ —
BNP Paribas	105,000,000	(105,000,000)	—	—
Citigroup Global Markets, Inc.	38,000,000	(38,000,000)	—	—
Goldman Sachs & Co.	81,000,000	(81,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	30,000,000	(30,000,000)	—	—
Mizuho Securities USA, Inc.	50,000,000	(50,000,000)	—	—
Natixis S.A.	74,000,000	(74,000,000)	—	—
TD Securities USA LLC	45,000,000	(45,000,000)	—	—
Total Repurchase Agreements	$ 453,000,000	$ (453,000,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 117,500,000	$ (117,500,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of June 30, 2020.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At June 30, 2020, the values of securities sold short in the International Equity Fund and Strategic Alternatives Fund amounted to $49,192,957 and $20,954,192, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2020, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At June 30, 2020, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ 7,311	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,311	—
Derivatives not subject to an ISDA MA or similar agreement	7,311	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 1,969	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,969	—
Derivatives not subject to an ISDA MA or similar agreement	1,969	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 41,643	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	41,643	—
Derivatives not subject to an ISDA MA or similar agreement	41,643	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 77,773	$ —
Forward foreign currency contracts	19,499	677,152
Options	—	14,973
Centrally cleared swaps	18,108	—
Swap agreements	—	4,911
Total derivative assets and liabilities in the Statements of Assets and Liabilities	115,380	697,036
Derivatives not subject to an ISDA MA or similar agreement	95,881	—
Total assets and liabilities subject to an ISDA MA	$ 19,499	$ 697,036
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 121,237
Forward foreign currency contracts	1,370,954	2,236,229
Options	464,923	1,445,970
Centrally cleared swaps	578,970	—
Swap agreements	328,092	64,977
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,742,939	3,868,413
Derivatives not subject to an ISDA MA or similar agreement	1,043,894	309,632
Total assets and liabilities subject to an ISDA MA	$ 1,699,045	$ 3,558,781
Global Bond
Derivative Financial Instruments:
Futures contracts	$ 111,847	$ —
Forward foreign currency contracts	4,184,585	5,498,634
Centrally cleared swaps	—	71,784
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,296,432	5,570,418
Derivatives not subject to an ISDA MA or similar agreement	111,847	71,784
Total assets and liabilities subject to an ISDA MA	$ 4,184,585	$ 5,498,634
Defensive Market Strategies
Derivative Financial Instruments:
Futures contracts	$ —	$ 329,375
Forward foreign currency contracts	45,566	—
Options	—	1,271,858
Total derivative assets and liabilities in the Statements of Assets and Liabilities	45,566	1,601,233
Derivatives not subject to an ISDA MA or similar agreement	45,566	1,601,233
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 941,375	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	941,375	—
Derivatives not subject to an ISDA MA or similar agreement	941,375	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 286,450	$ —
Forward foreign currency contracts	61,706	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	348,156	—
Derivatives not subject to an ISDA MA or similar agreement	348,156	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 318,750	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	318,750	—
Derivatives not subject to an ISDA MA or similar agreement	318,750	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 193,680	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	193,680	—
Derivatives not subject to an ISDA MA or similar agreement	193,680	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 37,958
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	37,958
Derivatives not subject to an ISDA MA or similar agreement	—	37,958
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 105,757
Forward foreign currency contracts	2,235,196	1,106,895
Swap agreements	32,138	174,055
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,267,334	1,386,707
Derivatives not subject to an ISDA MA or similar agreement	—	105,757
Total assets and liabilities subject to an ISDA MA	$ 2,267,334	$ 1,280,950

Fund	Assets	Liabilities
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 70,023
Forward foreign currency contracts	1,269,989	1,396,912
Swap agreements	217,080	433,692
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,487,069	1,900,627
Derivatives not subject to an ISDA MA or similar agreement	—	70,023
Total assets and liabilities subject to an ISDA MA	$ 1,487,069	$ 1,830,604
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 27,840	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	27,840	—
Derivatives not subject to an ISDA MA or similar agreement	27,840	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 15,846
Forward foreign currency contracts	9,496,418	9,705,716
Options	25,510	1,159,186
Centrally cleared swaps	—	10,998
Swap agreements	343,102	63,514
Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,865,030	10,955,260
Derivatives not subject to an ISDA MA or similar agreement	25,510	441,972
Total assets and liabilities subject to an ISDA MA	$ 9,839,520	$10,513,288
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At June 30, 2020, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$19,499	$(196,576)	$(177,077)	$10,637	$(166,440)
Sub-adviser B
Other Counterparties*	—	(500,460)	(500,460)	—	(500,460)
Total Derivatives	$19,499	$(697,036)	$(677,537)	$10,637	$(666,900)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 276,847	$ (1,632,341)	$(1,355,494)	$ 659,874	$ (695,620)
Sub-adviser B
Other Counterparties*	108,219	(413,803)	(305,584)	1,750	(303,834)
Sub-adviser C
Other Counterparties*	1,313,979	(1,512,637)	(198,658)	65,120	(133,538)
Total Derivatives	$1,699,045	$ (3,558,781)	$(1,859,736)	$ 726,744	$(1,132,992)
Global Bond
Sub-adviser A
Other Counterparties*	$1,238,365	$ (1,175,073)	$ 63,292	$ —	$ 63,292
Sub-adviser B
Other Counterparties*	2,946,220	(4,323,561)	(1,377,341)	1,276,839	(100,502)
Total Derivatives	$4,184,585	$ (5,498,634)	$(1,314,049)	$ 1,276,839	$ (37,210)
International Equity
Sub-adviser A
Other Counterparties*	$2,267,334	$ (1,279,200)	$ 988,134	$(1,048,666)	$ (60,532)
Sub-adviser B
Other Counterparties*	—	(1,750)	(1,750)	—	(1,750)
Total Derivatives	$2,267,334	$ (1,280,950)	$ 986,384	$(1,048,666)	$ (62,282)
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$1,448,944	$ (1,830,604)	$ (381,660)	$ 381,660	$ —
Sub-adviser B
Other Counterparties*	38,125	—	38,125	—	38,125
Total Derivatives	$1,487,069	$ (1,830,604)	$ (343,535)	$ 381,660	$ 38,125
Strategic Alternatives
Sub-adviser A
SC	$ 703,622	$ (2,275,713)	$(1,572,091)	$ 1,310,000	$ (262,091)
JPM	2,974,198	(843,055)	2,131,143	(1,640,000)	491,143
Other Counterparties*	4,725,702	(5,198,269)	(472,567)	299,953	(172,614)
	8,403,522	(8,317,037)	86,485	(30,047)	56,438
Sub-adviser B
MSCS	1,092,896	(1,658,258)	(565,362)	270,000	(295,362)
DEUT	78,836	(284,006)	(205,170)	—	(205,170)
Other Counterparties*	44,372	(190,473)	(146,101)	(44,372)	(190,473)
	1,216,104	(2,132,737)	(916,633)	225,628	(691,005)
Sub-adviser D
Other Counterparties*	219,894	(63,514)	156,380	—	156,380
Total Derivatives	$9,839,520	$(10,513,288)	$ (673,768)	$ 195,581	$ (478,187)
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.

Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2020.
	Asset Derivative Value
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2035
Futures	$ 21,867	$ 1,167	$ —	$ —	$ 20,700
MyDestination 2045
Futures	$ 4,263	$ 389	$ —	$ —	$ 3,874
Growth Allocation
Futures	$ 97,761	$ 3,084	$ —	$ —	$ 94,677
Low-Duration Bond
Forwards	$ 19,499	$ —	$ 19,499	$ —	$ —
Futures	494,958	494,958	—	—	—
Swaps	459,852	—	—	459,852	—
Totals	$ 974,309	$ 494,958	$ 19,499	$ 459,852	$ —
Medium-Duration Bond
Forwards	$ 1,370,954	$ —	$ 1,370,954	$ —	$ —
Futures	2,855,937	2,855,937	—	—	—
Purchased Options	464,923	464,923	—	—	—
Swaps	4,013,444	3,360,874	—	652,570	—
Totals	$ 8,705,258	$ 6,681,734	$ 1,370,954	$ 652,570	$ —

	Asset Derivative Value
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond
Forwards	$ 4,184,585	$ —	$ 4,184,585	$ —	$ —
Futures	73,591	73,591	—	—	—
Swaps	803,951	—	—	803,951	—
Totals	$ 5,062,127	$ 73,591	$ 4,184,585	$ 803,951	$ —
Defensive Market Strategies
Forwards	$ 45,566	$ —	$ 45,566	$ —	$ —
Equity Index
Futures	$ 1,712,117	$ —	$ —	$ —	$ 1,712,117
Value Equity
Forwards	$ 61,706	$ —	$ 61,706	$ —	$ —
Futures	194,707	—	—	—	194,707
Totals	$ 256,413	$ —	$ 61,706	$ —	$ 194,707
Growth Equity
Futures	$ 22,586	$ —	$ —	$ —	$ 22,586
Small Cap Equity
Futures	$ 663,913	$ —	$ —	$ —	$ 663,913
International Equity
Forwards	$ 2,235,196	$ —	$ 2,235,196	$ —	$ —
Futures	36,057	—	—	—	36,057
Swaps	32,138	—	—	—	32,138
Totals	$ 2,303,391	$ —	$ 2,235,196	$ —	$ 68,195
Emerging Markets Equity
Forwards	$ 1,269,989	$ —	$ 1,269,989	$ —	$ —
Futures	61,294	—	—	—	61,294
Swaps	217,080	—	—	—	217,080
Totals	$ 1,548,363	$ —	$ 1,269,989	$ —	$ 278,374
Global Real Estate Securities
Futures	$ 30,857	$ —	$ —	$ —	$ 30,857
Strategic Alternatives
Forwards	$ 9,496,418	$ —	$ 9,496,418	$ —	$ —
Futures	18,309	18,309	—	—	—
Purchased Options	25,510	—	—	—	25,510
Swaps	1,594,365	1,374,471	—	—	219,894
Totals	$ 11,134,602	$ 1,392,780	$ 9,496,418	$ —	$ 245,404

	Liabilities Derivative Value
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 677,152	$ —	$ 677,152	$ —	$ —
Futures	305,096	305,096	—	—	—
Written Options	14,973	—	—	14,973	—
Swaps	1,966,267	1,961,356	—	4,911	—
Totals	$ 2,963,488	$ 2,266,452	$ 677,152	$ 19,884	$ —
Medium-Duration Bond
Forwards	$ 2,236,229	$ —	$ 2,236,229	$ —	$ —
Futures	1,895,536	1,895,536	—	—	—
Written Options	1,445,970	1,445,970	—	—	—
Swaps	13,662,151	13,322,184	—	339,967	—
Totals	$ 19,239,886	$ 16,663,690	$ 2,236,229	$ 339,967	$ —
Global Bond
Forwards	$ 5,498,634	$ —	$ 5,498,634	$ —	$ —
Futures	408,142	408,142	—	—	—
Swaps	2,160,138	2,160,138	—	—	—
Totals	$ 8,066,914	$ 2,568,280	$ 5,498,634	$ —	$ —
Defensive Market Strategies
Futures	$ 704,814	$ —	$ —	$ —	$ 704,814
Written Options	1,271,858	—	—	—	1,271,858
Totals	$ 1,976,672	$ —	$ —	$ —	$ 1,976,672
International Equity Index
Futures	$ 111,957	$ —	$ —	$ —	$ 111,957
International Equity
Forwards	$ 1,106,895	$ —	$ 1,106,895	$ —	$ —
Futures	887,608	—	—	—	887,608
Swaps	174,055	—	—	—	174,055
Totals	$ 2,168,558	$ —	$ 1,106,895	$ —	$ 1,061,663
Emerging Markets Equity
Forwards	$ 1,396,912	$ —	$ 1,396,912	$ —	$ —
Futures	578,849	—	—	—	578,849
Swaps	433,692	—	—	—	433,692
Totals	$ 2,409,453	$ —	$ 1,396,912	$ —	$ 1,012,541
Strategic Alternatives
Forwards	$ 9,705,716	$ —	$ 9,705,716	$ —	$ —
Futures	10,673	10,673	—	—	—
Written Options	1,159,186	744,058	—	—	415,128
Swaps	1,203,980	1,140,466	—	—	63,514
Totals	$ 12,079,555	$ 1,895,197	$ 9,705,716	$ —	$ 478,642

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 61,281	$ 214,611	$ —	$ —	$ (153,330)
MyDestination 2025
Futures	$ (335,478)	$ 486,409	$ —	$ —	$ (821,887)
MyDestination 2035
Futures	$ (481,090)	$ 264,994	$ —	$ —	$ (746,084)
MyDestination 2045
Futures	$ (676,225)	$ 92,776	$ —	$ —	$ (769,001)
MyDestination 2055
Futures	$ (253,663)	$ 26,380	$ —	$ —	$ (280,043)
Conservative Allocation
Futures	$ 49,971	$ 114,549	$ —	$ —	$ (64,578)
Balanced Allocation
Futures	$ 21,988	$ 693,977	$ —	$ —	$ (671,989)
Growth Allocation
Futures	$ (985,539)	$ 282,766	$ —	$ —	$ (1,268,305)
Aggressive Allocation
Futures	$ (970,077)	$ —	$ —	$ —	$ (970,077)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 1,740,263	$ —	$ 1,740,263	$ —	$ —
Futures	1,255,437	1,255,437	—	—	—
Swaps	(293,044)	(213,829)	—	(79,215)	—
Written Options	10,091	—	—	10,091	—
Totals	$ 2,712,747	$ 1,041,608	$ 1,740,263	$ (69,124)	$ —
Medium-Duration Bond
Forwards	$ 179,754	$ —	$ 179,754	$ —	$ —
Futures	33,276,526	33,276,526	—	—	—
Purchased Options	(1,578,211)	(1,663,643)	85,432	—	—
Swaps	(4,202,458)	(3,971,023)	—	(231,435)	—
Written Options	2,877,627	2,725,589	152,038	—	—
Totals	$ 30,553,238	$ 30,367,449	$ 417,224	$ (231,435)	$ —
Extended-Duration Bond
Futures	$ (71,493)	$ —	$ —	$ —	$ (71,493)
Global Bond
Forwards	$ (2,101,317)	$ —	$ (2,101,317)	$ —	$ —
Futures	(6,166,991)	(6,166,991)	—	—	—
Purchased Options	(61,810)	—	(61,810)	—	—
Swaps	3,288,241	—	—	3,288,241	—
Totals	$ (5,041,877)	$ (6,166,991)	$ (2,163,127)	$ 3,288,241	$ —
Defensive Market Strategies
Forwards	$ (268,642)	$ —	$ (268,642)	$ —	$ —
Futures	1,148,355	—	—	—	1,148,355
Written Options	(28,721,738)	—	—	—	(28,721,738)
Totals	$ (27,842,025)	$ —	$ (268,642)	$ —	$ (27,573,383)
Equity Index
Futures	$ (2,285,844)	$ —	$ —	$ —	$ (2,285,844)
Value Equity
Forwards	$ (1,022,505)	$ —	$ (1,022,505)	$ —	$ —
Futures	7,407,763	—	—	—	7,407,763
Totals	$ 6,385,258	$ —	$ (1,022,505)	$ —	$ 7,407,763
Growth Equity
Futures	$ 3,497,171	$ —	$ —	$ —	$ 3,497,171
Small Cap Equity
Futures	$ 2,471,451	$ —	$ —	$ —	$ 2,471,451
International Equity Index
Futures	$ (7,394,495)	$ —	$ —	$ —	$ (7,394,495)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ (1,966,547)	$ —	$ (1,966,547)	$ —	$ —
Futures	1,477,664	—	—	—	1,477,664
Swaps	1,723,825	—	—	—	1,723,825
Totals	$ 1,234,942	$ —	$ (1,966,547)	$ —	$ 3,201,489
Emerging Markets Equity
Forwards	$ (224,790)	$ —	$ (224,790)	$ —	$ —
Futures	2,383,505	—	—	—	2,383,505
Swaps	524,212	—	—	—	524,212
Totals	$ 2,682,927	$ —	$ (224,790)	$ —	$ 2,907,717
Global Real Estate Securities
Futures	$ 733,502	$ —	$ —	$ —	$ 733,502
Strategic Alternatives
Forwards	$ (161,302)	$ —	$ (161,302)	$ —	$ —
Futures	1,898,542	1,898,542	—	—	—
Purchased Options	(195,560)	—	—	—	(195,560)
Swaps	258,070	265,978	(18,041)	508	9,625
Written Options	(8,638,325)	(318,933)	—	—	(8,319,392)
Totals	$ (6,838,575)	$ 1,845,587	$ (179,343)	$ 508	$ (8,505,327)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (17,466)	$ 27,930	$ —	$ —	$ (45,396)
MyDestination 2025
Futures	$ (105,146)	$ 67,919	$ —	$ —	$ (173,065)
MyDestination 2035
Futures	$ (131,960)	$ 24,382	$ —	$ —	$ (156,342)
MyDestination 2045
Futures	$ (124,823)	$ 11,238	$ —	$ —	$ (136,061)
MyDestination 2055
Futures	$ (41,910)	$ 1,115	$ —	$ —	$ (43,025)
Conservative Allocation
Futures	$ (22,813)	$ (474)	$ —	$ —	$ (22,339)
Balanced Allocation
Futures	$ (138,773)	$ 108,381	$ —	$ —	$ (247,154)
Growth Allocation
Futures	$ (138,549)	$ 39,043	$ —	$ —	$ (177,592)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Aggressive Allocation
Futures	$ (276,413)	$ —	$ —	$ —	$ (276,413)
Low-Duration Bond
Forwards	$ 372,505	$ —	$ 372,505	$ —	$ —
Futures	171,318	171,318	—	—	—
Swaps	(990,937)	(1,577,133)	—	586,196	—
Written Options	24,988	—	—	24,988	—
Totals	$ (422,126)	$ (1,405,815)	$ 372,505	$ 611,184	$ —
Medium-Duration Bond
Forwards	$ 443,865	$ —	$ 443,865	$ —	$ —
Futures	4,380,262	4,380,262	—	—	—
Purchased Options	(104,887)	(104,887)	—	—	—
Swaps	(13,535,749)	(12,914,003)	—	(621,746)	—
Written Options	(26,347)	(26,347)	—	—	—
Totals	$ (8,842,856)	$ (8,664,975)	$ 443,865	$ (621,746)	$ —
Global Bond
Forwards	$ 389,336	$ —	$ 389,336	$ —	$ —
Futures	(1,060,278)	(1,060,278)	—	—	—
Swaps	(1,361,409)	—	—	(1,361,409)	—
Totals	$ (2,032,351)	$ (1,060,278)	$ 389,336	$ (1,361,409)	$ —
Defensive Market Strategies
Forwards	$ 235,062	$ —	$ 235,062	$ —	$ —
Futures	(238,312)	—	—	—	(238,312)
Written Options	1,283,962	—	—	—	1,283,962
Totals	$ 1,280,712	$ —	$ 235,062	$ —	$ 1,045,650
Equity Index
Futures	$ 975,644	$ —	$ —	$ —	$ 975,644
Value Equity
Forwards	$ 550,838	$ —	$ 550,838	$ —	$ —
Futures	(133,134)	—	—	—	(133,134)
Totals	$ 417,704	$ —	$ 550,838	$ —	$ (133,134)
Growth Equity
Futures	$ (587,335)	$ —	$ —	$ —	$ (587,335)
Small Cap Equity
Futures	$ 577,952	$ —	$ —	$ —	$ 577,952
International Equity Index
Futures	$ (235,534)	$ —	$ —	$ —	$ (235,534)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/20	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ 1,136,685	$ —	$ 1,136,685	$ —	$ —
Futures	(1,039,556)	—	—	—	(1,039,556)
Swaps	65,815	—	—	—	65,815
Totals	$ 162,944	$ —	$ 1,136,685	$ —	$ (973,741)
Emerging Markets Equity
Forwards	$ 277,612	$ —	$ 277,612	$ —	$ —
Futures	(1,013,749)	—	—	—	(1,013,749)
Swaps	(1,076,888)	—	—	—	(1,076,888)
Totals	$ (1,813,025)	$ —	$ 277,612	$ —	$ (2,090,637)
Global Real Estate Securities
Futures	$ (65,723)	$ —	$ —	$ —	$ (65,723)
Strategic Alternatives
Forwards	$ 237,932	$ —	$ 237,932	$ —	$ —
Futures	209,667	209,667	—	—	—
Purchased Options	11,598	—	—	—	11,598
Swaps	(832,914)	(903,559)	(4,988)	—	75,633
Written Options	342,627	11,254	—	—	331,373
Totals	$ (31,090)	$ (682,638)	$ 232,944	$ —	$ 418,604
Volume of Derivative Transactions
The table below summarizes the average balance of derivative holdings by Fund during the six-month period ended June 30, 2020. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2015	$ —	$ 7,665,850	$ —	$ —
MyDestination 2025	—	19,213,976	—	—
MyDestination 2035	—	10,394,747	—	—
MyDestination 2045	—	7,236,695	—	—
MyDestination 2055	—	4,422,561	—	—
Conservative Allocation	—	9,188,985	—	—
Balanced Allocation	—	27,546,688	—	—
Growth Allocation	—	15,368,793	—	—
Aggressive Allocation	—	19,477,770	—	—
Low-Duration Bond	89,763,036	333,575,005	—	35,000,000
Medium-Duration Bond	149,704,513	947,609,186	492,402	388,886,089
Global Bond	194,668,542	149,862,240	61,810	14,796,420
Defensive Market Strategies	26,415,984	—	—	—
Equity Index	—	70,674,563	—	—
Value Equity	42,609,366	24,225,762	—	—
Growth Equity	—	28,066,860	—	—

	Long Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
Small Cap Equity	$ —	$13,139,630	$ —	$ —
International Equity Index	—	35,084,488	—	—
International Equity	122,652,186	77,944,608	—	7,549,317
Emerging Markets Equity	121,038,777	30,475,179	—	24,501,542
Global Real Estate Securities	—	4,635,847	—	—
Strategic Alternatives	429,758,912	33,699,632	18,122	173,556,270

	Short Derivative Volume
Fund	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts
Low-Duration Bond	$ 22,298,105	$ 92,978,862	$ 28,581	$ 42,340,140
Medium-Duration Bond	81,803,567	423,302,514	1,628,368	218,338,657
Global Bond	178,581,286	89,887,114	—	30,772,277
Defensive Market Strategies	1,658,914	22,968,417	3,016,292	—
Value Equity	1,692,399	—	—	—
International Equity	149,273,996	21,502,547	—	9,733,503
Emerging Markets Equity	131,578,646	9,136,626	—	5,612,765
Strategic Alternatives	434,615,978	52,724,132	1,245,241	196,733,833
j. Dividends and Distributions to Shareholders
The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.
The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the six-month period ended June 30, 2020, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	N/A
MyDestination 2025	0.10%	N/A
MyDestination 2035	0.10%	N/A
MyDestination 2045	0.10%	N/A
MyDestination 2055	0.10%	N/A
Conservative Allocation	0.10%	N/A
Balanced Allocation	0.10%	N/A
Growth Allocation	0.10%	N/A
Aggressive Allocation	0.10%	N/A
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.19%
Extended-Duration Bond	0.25%	0.20%
Global Bond	0.25%	0.23%
Defensive Market Strategies	0.33%	0.28%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.25%
Growth Equity	0.33%	0.31%
Small Cap Equity	0.33%	0.57%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.54%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.46%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

c. Expense Limitation (Affiliate)
The Equity Index Fund, International Equity Index Fund, and the Emerging Markets Equity Fund have entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2020 for the Institutional Class of Equity Index Fund and Emerging Markets Equity Fund and April 30, 2021 for International Equity Index Fund and the Investor Class of Emerging Markets Equity Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2021.
The Expense Caps were as follows:
	For the Period January 1, 2020 to April 30, 2020		For the Period May 1, 2020 to June 30, 2020
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
Equity Index	0.15%	N/A	N/A	N/A
International Equity Index	0.22%	N/A	0.22%	N/A
Emerging Markets Equity	1.32%	1.57%	N/A	1.57%
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at June 30, 2020 are as follows:
	Institutional Class				Investor Class
Fund	2020	2021	2022	2023	2020	2021	2022	2023
MyDestination 2015	$ —	$23,338	$ 85,750	$51,615	$ 30,368	$106,157	$356,439	$175,044
MyDestination 2025	—	34,998	107,568	65,133	—	139,632	352,126	181,951
MyDestination 2035	—	—	2,787	—	—	31,324	—	—
MyDestination 2045	—	—	—	—	10,508	26,433	—	—
MyDestination 2055	28,120	27,146	22,333	7,173	110,489	90,006	40,211	7,064
Equity Index	—	—	—	—	N/A	N/A	N/A	N/A
International Equity Index	—	—	65,639	—	N/A	N/A	N/A	N/A
Emerging Markets Equity	—	—	—	—	38,511	—	—	—

d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$ 6,331
Growth Equity	15,912
Small Cap Equity	26,593
Emerging Markets Equity	89
Global Real Estate Securities	7,979
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2020, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.67%	1.37%	1.40%	0.95%	0.32%
Low-Duration Bond	10.19	9.18	—	—	—
Medium-Duration Bond	9.09	19.47	9.45	3.30	0.74
Global Bond	11.17	18.74	7.27	2.57	0.58
Defensive Market Strategies	5.67	13.14	5.00	2.91	1.00
Equity Index	5.06	15.49	16.21	14.80	5.32
Small Cap Equity	1.95	6.06	6.68	5.76	2.07
International Equity Index	8.54	26.28	27.79	24.78	8.90
Emerging Markets Equity	3.58	10.93	11.50	10.46	3.76
Global Real Estate Securities	2.16	6.08	5.88	5.56	1.99
Strategic Alternatives	8.55	10.40	—	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.47%	1.95%	1.98%	1.25%
Low-Duration Bond	24.41	9.45	3.14	—
Medium-Duration Bond	3.49	19.27	6.53	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Extended-Duration Bond	—%	22.74%	7.87%	—%
Global Bond	2.83	22.39	7.19	—
Defensive Market Strategies	3.14	13.33	4.56	—
Value Equity	2.76	15.14	20.26	24.01
Growth Equity	1.78	9.96	12.98	15.08
Small Cap Equity	0.54	5.49	8.27	9.84
International Equity	2.77	15.29	20.43	24.31
Emerging Markets Equity	1.91	10.87	14.53	17.27
Global Real Estate Securities	2.49	12.72	14.21	—
Strategic Alternatives	6.74	16.28	7.91	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the six-month period ended June 30, 2020, is as follows (amounts in thousands):
	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/20	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,928	$ 43,838	$ 41,563	$ —	$ —	$ 10,203	$ 36	$ —
Low-Duration Bond	101,492	13,449	15,400	(78)	1,262	100,725	870	—
Medium-Duration Bond	168,838	8,418	17,250	346	7,656	168,008	1,918	—
Global Bond	67,577	833	1,000	(9)	(1,676)	65,725	84	449
Defensive Market Strategies	73,293	1,787	3,250	375	(3,925)	68,280	465	322
Equity Index	113,490	14,680	17,080	1,428	(5,980)	106,538	881	299
Small Cap Equity	11,423	1,600	1,000	(770)	(739)	10,514	—	—
International Equity Index	64,455	8,000	7,600	(708)	(6,665)	57,482	—	—
Emerging Markets Equity	20,054	2,600	1,100	48	(1,334)	20,268	—	—
Global Real Estate Securities	5,771	105	—	—	(1,098)	4,778	65	40
Strategic Alternatives	31,789	1,000	500	4	(1,124)	31,169	—	—
	$ 666,110	$ 96,310	$105,743	$ 636	$(13,623)	$ 643,690	$4,319	$1,110
MyDestination 2025
Money Market	$ 23,192	$ 83,374	$ 85,553	$ —	$ —	$ 21,013	$ 93	$ —
Low-Duration Bond	80,258	16,129	6,650	(42)	1,023	90,718	758	—
Medium-Duration Bond	358,573	27,120	43,000	1,230	15,992	359,915	4,120	—
Global Bond	109,204	6,887	3,000	(4)	(2,780)	110,307	140	747
Defensive Market Strategies	156,262	10,423	—	—	(8,377)	158,308	1,078	746
Equity Index	343,997	30,531	35,000	9,669	(23,252)	325,945	2,748	934
Small Cap Equity	34,241	2,050	—	—	(3,581)	32,710	—	—
International Equity Index	193,149	26,900	21,700	(2,223)	(19,215)	176,911	—	—
Emerging Markets Equity	57,681	8,600	—	—	(4,311)	61,970	—	—
Global Real Estate Securities	15,837	695	—	—	(3,076)	13,456	184	112
Strategic Alternatives	36,524	2,701	—	—	(1,294)	37,931	—	—
	$1,408,918	$215,410	$194,903	$ 8,630	$(48,871)	$1,389,184	$9,121	$2,539

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/20	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 23,191	$ 57,519	$ 59,232	$ —	$ —	$ 21,478	$ 84	$ —
Medium-Duration Bond	165,821	21,659	21,179	805	7,457	174,563	1,959	—
Global Bond	41,450	4,030	1,706	(3)	(994)	42,777	52	279
Defensive Market Strategies	55,874	7,195	—	—	(2,866)	60,203	389	269
Equity Index	344,040	26,454	15,417	3,654	(17,505)	341,226	2,877	977
Small Cap Equity	33,726	5,611	—	—	(3,285)	36,052	—	—
International Equity Index	195,856	24,254	11,900	(457)	(20,685)	187,068	—	—
Emerging Markets Equity	57,631	11,757	—	—	(4,212)	65,176	—	—
Global Real Estate Securities	13,993	1,673	—	—	(2,665)	13,001	178	108
	$ 931,582	$160,152	$109,434	$ 3,999	$(44,755)	$ 941,544	$5,539	$1,633
MyDestination 2045
Money Market	$ 17,536	$ 42,536	$ 45,519	$ —	$ —	$ 14,553	$ 62	$ —
Medium-Duration Bond	57,282	7,663	6,910	276	2,618	60,929	678	—
Global Bond	14,340	1,341	198	1	(363)	15,121	18	98
Defensive Market Strategies	34,431	2,711	278	7	(1,853)	35,018	231	160
Equity Index	310,665	20,873	7,539	1,665	(14,162)	311,502	2,604	885
Small Cap Equity	30,688	4,141	823	(286)	(2,645)	31,075	—	—
International Equity Index	176,653	20,547	12,078	(413)	(17,867)	166,842	—	—
Emerging Markets Equity	49,817	13,008	131	9	(3,425)	59,278	—	—
Global Real Estate Securities	12,338	2,487	277	(4)	(2,255)	12,289	165	100
	$ 703,750	$115,307	$ 73,753	$ 1,255	$(39,952)	$ 706,607	$3,758	$1,243
MyDestination 2055
Money Market	$ 5,503	$ 33,207	$ 33,826	$ —	$ —	$ 4,884	$ 21	$ —
Medium-Duration Bond	12,056	4,989	4,028	221	402	13,640	146	—
Global Bond	3,018	1,234	812	(17)	(38)	3,385	4	18
Defensive Market Strategies	10,851	2,521	742	(38)	(557)	12,035	81	56
Equity Index	101,682	18,082	3,687	754	(4,914)	111,917	929	316
Small Cap Equity	10,044	3,226	1,127	(418)	(571)	11,154	—	—
International Equity Index	57,819	14,873	6,575	(711)	(5,458)	59,948	—	—
Emerging Markets Equity	16,306	6,791	778	176	(1,196)	21,299	—	—
Global Real Estate Securities	4,030	1,576	449	(4)	(742)	4,411	58	35
	$ 221,309	$ 86,499	$ 52,024	$ (37)	$(13,074)	$ 242,673	$1,239	$ 425

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/20	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 7,508	$ 40,265	$ 40,603	$ —	$ —	$ 7,170	$ 26	$ —
Low-Duration Bond	253,148	6,739	21,495	(8)	2,906	241,290	2,175	—
Medium-Duration Bond	67,538	819	7,064	156	3,046	64,495	769	—
Global Bond	16,919	482	340	(1)	(387)	16,673	21	114
Defensive Market Strategies	39,041	3,736	2,910	161	(2,208)	37,820	257	178
Value Equity	30,317	5,680	1,632	(689)	(4,603)	29,073	262	429
Growth Equity	30,387	5,261	7,137	1,419	1,064	30,994	49	492
Small Cap Equity	5,968	1,793	3,076	(2,034)	238	2,889	—	—
International Equity	34,607	7,551	6,411	(2,099)	(1,901)	31,747	—	—
Emerging Markets Equity	9,811	2,001	373	22	(614)	10,847	—	—
Global Real Estate Securities	6,342	772	388	1	(1,217)	5,510	75	46
Strategic Alternatives	25,945	112	556	(24)	(888)	24,589	—	—
	$ 527,531	$ 75,211	$ 91,985	$ (3,096)	$ (4,564)	$ 503,097	$3,634	$1,259
Balanced Allocation
Money Market	$ 32,553	$ 58,353	$ 60,985	$ —	$ —	$ 29,921	$ 128	$ —
Low-Duration Bond	100,938	3,864	12,500	(8)	1,148	93,442	864	—
Medium-Duration Bond	373,501	16,091	51,190	1,235	16,560	356,197	4,191	—
Extended-Duration Bond	67,709	7,028	14,520	(773)	5,324	64,768	—	288
Global Bond	137,204	2,080	4,000	(148)	(3,344)	131,792	171	—
Defensive Market Strategies	166,321	4,449	1,900	244	(8,576)	160,538	—	757
Value Equity	173,338	29,546	13,000	(7,659)	(22,828)	159,397	—	2,352
Growth Equity	178,384	10,615	29,250	(4)	13,284	173,029	—	2,746
Small Cap Equity	34,666	4,040	4,000	(3,352)	(1,696)	29,658	—	—
International Equity	198,435	14,005	12,000	(4,095)	(21,147)	175,198	—	—
Emerging Markets Equity	57,342	9,500	1,000	58	(4,274)	61,626	—	—
Global Real Estate Securities	32,989	1,569	—	—	(6,424)	28,134	385	909
Strategic Alternatives	61,490	2,000	1,900	(92)	(2,118)	59,380	—	233
	$1,614,870	$163,140	$206,245	$(14,594)	$(34,091)	$1,523,080	$5,739	$7,285

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/20	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 24,106	$ 73,964	$ 67,813	$ —	$ —	$ 30,257	$ 110	$ —
Low-Duration Bond	34,812	1,928	6,000	(40)	390	31,090	294	—
Medium-Duration Bond	127,032	13,192	25,700	709	5,452	120,685	1,437	—
Extended-Duration Bond	23,027	5,220	7,466	(242)	1,876	22,415	252	96
Global Bond	46,303	2,199	4,900	(212)	(1,046)	42,344	60	304
Defensive Market Strategies	57,242	1,223	500	9	(3,074)	54,900	374	259
Value Equity	235,802	24,493	6,000	(2,364)	(38,662)	213,269	1,882	3,087
Growth Equity	237,349	4,774	32,099	(1,616)	17,065	225,473	358	3,578
Small Cap Equity	46,542	3,850	1,000	(304)	(4,461)	44,627	—	—
International Equity	270,756	13,099	16,000	(4,662)	(29,176)	234,017	—	—
Emerging Markets Equity	76,979	12,050	1,042	55	(5,654)	82,388	—	—
Global Real Estate Securities	37,573	1,813	750	(6)	(7,200)	31,430	430	260
Strategic Alternatives	28,937	1,951	1,000	(11)	(1,032)	28,845	—	—
	$1,246,460	$159,756	$170,270	$ (8,684)	$(65,522)	$1,161,740	$5,197	$7,584
Aggressive Allocation
Money Market	$ 18,929	$ 45,614	$ 45,333	$ —	$ —	$ 19,210	$ 76	$ —
Value Equity	287,664	15,504	1,063	(500)	(48,821)	252,784	2,274	3,730
Growth Equity	292,984	4,574	54,050	(1,456)	20,004	262,056	416	4,158
Small Cap Equity	57,440	2,000	811	(229)	(5,279)	53,121	—	—
International Equity	328,298	12,000	21,000	(5,970)	(34,831)	278,497	—	—
Emerging Markets Equity	94,172	15,000	3,828	(567)	(6,887)	97,890	—	—
	$1,079,487	$ 94,692	$126,085	$ (8,722)	$(75,814)	$ 963,558	$2,766	$7,888
Low-Duration Bond
Money Market	$ 21,272	$335,362	$324,103	$ —	$ —	$ 32,531	$ 103	$ —
Medium-Duration Bond
Money Market	$ 56,397	$820,379	$768,666	$ —	$ —	$ 108,110	$ 287	$ —
Extended-Duration Bond
Money Market	$ 7,809	$165,287	$158,858	$ —	$ —	$ 14,238	$ 46	$ —
Global Bond
Money Market	$ 28,765	$145,572	$135,053	$ —	$ —	$ 39,284	$ 121	$ —
Defensive Market Strategies
Money Market	$ 68,295	$257,789	$263,326	$ —	$ —	$ 62,758	$ 284	$ —
Equity Index
Money Market	$ 53,884	$215,475	$199,331	$ —	$ —	$ 70,028	$ 227	$ —
Value Equity
Money Market	$ 28,845	$398,256	$383,251	$ —	$ —	$ 43,850	$ 167	$ —
Growth Equity
Money Market	$ 52,530	$606,789	$602,566	$ —	$ —	$ 56,753	$ 207	$ —

	Total Value at 12/31/19	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/20	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$ 14,895	$140,898	$124,485	$ —	$ —	$ 31,308	$ 83	$ —
International Equity Index
Money Market	$ 30,770	$256,581	$268,958	$ —	$ —	$ 18,393	$ 152	$ —
International Equity
Money Market	$ 56,058	$469,709	$453,325	$ —	$ —	$ 72,442	$ 248	$ —
Emerging Markets Equity
Money Market	$ 14,969	$135,029	$128,645	$ —	$ —	$ 21,353	$ 64	$ —
Global Real Estate Securities
Money Market	$ 7,061	$ 50,127	$ 50,531	$ —	$ —	$ 6,657	$ 29	$ —
Strategic Alternatives
Money Market	$ 48,154	$139,460	$137,175	$ —	$ —	$ 50,439	$ 209	$ —
4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian, administrator and fund accountant) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, as such, this amount is not presented on the Funds’ Schedules of Investments.
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

At June 30, 2020, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$ 64,248,308	$ 59,586,523	$ 6,123,675	$ 65,710,198
Medium-Duration Bond	105,268,187	95,715,997	11,871,155	107,587,152
Extended-Duration Bond	35,547,117	35,140,329	1,177,971	36,318,300
Global Bond	58,625,661	47,087,816	13,104,295	60,192,111
Defensive Market Strategies	50,519,523	16,215,098	35,669,941	51,885,039
Equity Index	50,987,760	47,810,228	4,262,211	52,072,439
Value Equity	8,052,712	1,093,282	7,181,521	8,274,803
Growth Equity	135,710,430	127,022,929	11,621,953	138,644,882
Small Cap Equity	56,559,508	41,655,814	16,503,541	58,159,355
International Equity Index	31,001,437	14,973,558	18,029,669	33,003,227
International Equity	22,036,899	14,128,427	8,859,040	22,987,467
Emerging Markets Equity	6,758,615	6,642,360	1,104,610	7,746,970
Global Real Estate Securities	10,480,026	10,963,476	—	10,963,476
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan resulting in a net amount of $0. Refer to the Fund’s Schedule of Investments for details on the securities out on loan.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2020, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the six-month period ended June 30, 2020, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 52,473,023	$ 64,180,000	$ —	$ —
MyDestination 2025	132,037,655	109,350,000	—	—
MyDestination 2035	102,633,763	50,200,762	—	—
MyDestination 2045	72,770,926	29,549,281	—	—
MyDestination 2055	53,292,230	18,266,705	—	—
Conservative Allocation	34,947,767	51,383,076	—	—
Balanced Allocation	104,787,039	145,260,000	—	—
Growth Allocation	85,792,560	102,454,906	—	—
Aggressive Allocation	49,078,006	80,750,000	—	—
Money Market	—	—	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Low-Duration Bond	$ 228,930,064	$ 207,524,352	$1,164,542,878	$1,229,328,346
Medium-Duration Bond	365,193,836	260,418,548	4,606,177,463	4,806,646,997
Extended-Duration Bond	64,772,770	18,133,841	55,817,058	95,869,918
Global Bond	89,306,407	77,449,792	134,246,787	133,915,380
Defensive Market Strategies	420,861,068	423,775,926	—	—
Equity Index	29,228,776	1,953,496	—	—
Value Equity	1,168,312,025	1,145,713,993	—	—
Growth Equity	616,503,413	734,933,338	—	—
Small Cap Equity	312,634,826	319,264,290	—	—
International Equity Index	97,111,513	45,151,073	—	—
International Equity	533,283,635	550,641,258	—	—
Emerging Markets Equity	239,290,453	173,478,761	—	—
Global Real Estate Securities	208,304,475	199,859,347	—	—
Strategic Alternatives	322,568,769	342,226,806	114,803,647	98,456,511
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Six Months Ended 6/30/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	1,771,989	3,066,302	5,158,213	4,844,500
Shares reinvested	—	—	559,684	1,952,980
Shares redeemed	(1,533,522)	(4,973,657)	(3,068,691)	(9,086,967)
Net increase (decrease)	238,467	(1,907,355)	2,649,206	(2,289,487)
MyDestination 2025
Shares sold	5,781,227	5,125,693	10,994,862	10,950,754
Shares reinvested	—	—	1,334,327	3,668,881
Shares redeemed	(3,004,120)	(7,221,360)	(4,977,012)	(11,030,457)
Net increase (decrease)	2,777,107	(2,095,667)	7,352,177	3,589,178
MyDestination 2035
Shares sold	5,078,073	3,949,557	8,627,301	9,078,117
Shares reinvested	—	—	915,016	2,121,864
Shares redeemed	(1,460,761)	(2,778,030)	(3,590,511)	(5,865,794)
Net increase (decrease)	3,617,312	1,171,527	5,951,806	5,334,187
MyDestination 2045
Shares sold	4,104,966	3,013,009	6,343,932	6,961,249
Shares reinvested	—	(8)	810,936	1,540,878
Shares redeemed	(960,862)	(1,720,974)	(3,384,656)	(4,302,572)
Net increase (decrease)	3,144,104	1,292,027	3,770,212	4,199,555

	Six Months Ended 6/30/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2055
Shares sold	1,968,672	1,687,615	2,254,239	2,980,112
Shares reinvested	—	(8)	231,456	410,459
Shares redeemed	(312,344)	(686,777)	(1,614,674)	(1,187,683)
Net increase (decrease)	1,656,328	1,000,830	871,021	2,202,888
Conservative Allocation
Shares sold	1,832,552	2,423,849	2,236,774	4,113,153
Shares reinvested	—	—	436,752	1,552,451
Shares redeemed	(925,341)	(5,195,685)	(1,024,764)	(6,872,227)
Net increase (decrease)	907,211	(2,771,836)	1,648,762	(1,206,623)
Balanced Allocation
Shares sold	4,385,766	2,038,829	6,029,393	4,653,123
Shares reinvested	—	(2)	1,971,376	6,248,266
Shares redeemed	(1,992,255)	(9,659,823)	(3,789,186)	(14,563,358)
Net increase (decrease)	2,393,511	(7,620,996)	4,211,583	(3,661,969)
Growth Allocation
Shares sold	5,669,817	1,577,119	3,334,747	3,143,548
Shares reinvested	—	(8)	2,260,314	6,601,445
Shares redeemed	(1,838,490)	(7,601,219)	(2,451,859)	(11,164,910)
Net increase (decrease)	3,831,327	(6,024,108)	3,143,202	(1,419,917)
Aggressive Allocation
Shares sold	2,685,195	1,266,204	3,720,629	2,481,588
Shares reinvested	—	(2)	2,225,911	7,719,037
Shares redeemed	(1,313,458)	(6,391,507)	(1,717,716)	(10,063,469)
Net increase (decrease)	1,371,737	(5,125,305)	4,228,824	137,156
Money Market
Shares sold	3,490,437,438	350,134,954	4,301,371,523	372,222,653
Shares reinvested	902,142	1,146,594	4,362,064	7,235,378
Shares redeemed	(3,309,708,062)	(297,231,339)	(4,243,079,202)	(395,729,389)
Net increase (decrease)	181,631,518	54,050,209	62,654,385	(16,271,358)
Low-Duration Bond
Shares sold	5,368,744	3,311,449	12,551,013	2,530,141
Shares reinvested	490,896	133,227	1,315,187	408,076
Shares redeemed	(7,361,910)	(3,274,621)	(2,665,469)	(8,680,164)
Net increase (decrease)	(1,502,270)	170,055	11,200,731	(5,741,947)
Medium-Duration Bond
Shares sold	8,040,735	5,328,566	13,540,278	4,682,843
Shares reinvested	1,109,432	222,616	3,796,051	738,258
Shares redeemed	(12,777,741)	(3,388,468)	(6,207,432)	(3,889,971)
Net increase (decrease)	(3,627,574)	2,162,714	11,128,897	1,531,130

	Six Months Ended 6/30/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Extended-Duration Bond
Shares sold	1,371,648	3,025,665	1,144,874	2,164,773
Shares reinvested	111,372	119,541	273,186	268,885
Shares redeemed	(1,617,413)	(2,449,725)	(869,183)	(2,073,902)
Net increase (decrease)	(134,393)	695,481	548,877	359,756
Global Bond
Shares sold	2,384,980	1,813,590	7,165,911	3,993,143
Shares reinvested	436,758	103,536	1,668,672	370,923
Shares redeemed	(2,253,365)	(3,099,946)	(4,101,504)	(4,325,191)
Net increase (decrease)	568,373	(1,182,820)	4,733,079	38,875
Defensive Market Strategies
Shares sold	5,991,280	5,712,017	5,887,780	10,224,002
Shares reinvested	740,462	315,711	3,346,366	1,808,567
Shares redeemed	(2,820,688)	(9,190,670)	(4,354,794)	(8,025,323)
Net increase (decrease)	3,911,054	(3,162,942)	4,879,352	4,007,246
Equity Index
Shares sold	4,333,488	2,228,509	5,273,559	2,798,001
Shares reinvested	484,312	182,076	950,842	376,640
Shares redeemed	(3,210,952)	(2,348,076)	(4,085,318)	(3,070,984)
Net increase (decrease)	1,606,848	62,509	2,139,083	103,657
Value Equity
Shares sold	4,826,674	1,049,074	1,776,842	1,533,095
Shares reinvested	1,118,804	427,101	4,805,181	2,153,966
Shares redeemed	(1,931,878)	(2,492,064)	(4,726,326)	(3,533,365)
Net increase (decrease)	4,013,600	(1,015,889)	1,855,697	153,696
Growth Equity
Shares sold	1,958,736	3,252,331	2,648,920	2,755,516
Shares reinvested	569,535	480,894	3,361,800	2,756,872
Shares redeemed	(5,726,604)	(4,228,303)	(6,050,380)	(5,306,239)
Net increase (decrease)	(3,198,333)	(495,078)	(39,660)	206,149
Small Cap Equity
Shares sold	2,997,407	966,762	2,806,216	1,842,795
Shares reinvested	—	20	813,704	611,340
Shares redeemed	(1,591,823)	(2,033,768)	(1,738,011)	(3,764,720)
Net increase (decrease)	1,405,584	(1,066,986)	1,881,909	(1,310,585)
International Equity Index
Shares sold	10,380,958		7,423,012
Shares reinvested	—		1,904,082
Shares redeemed	(6,769,510)		(2,703,988)
Net increase (decrease)	3,611,448		6,623,106

	Six Months Ended 6/30/20		Year Ended 12/31/19
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity
Shares sold	5,574,457	3,071,513	4,636,440	3,794,260
Shares reinvested	—	30	3,415,346	1,187,097
Shares redeemed	(5,319,138)	(3,548,093)	(5,939,356)	(3,802,408)
Net increase (decrease)	255,319	(476,550)	2,112,430	1,178,949
Emerging Markets Equity
Shares sold	9,242,467	1,414,482	4,547,780	2,102,847
Shares reinvested	—	—	1,150,802	160,273
Shares redeemed	(1,058,493)	(1,790,793)	(2,152,678)	(2,318,633)
Net increase (decrease)	8,183,974	(376,311)	3,545,904	(55,513)
Global Real Estate Securities
Shares sold	1,506,850	1,308,185	2,054,553	2,974,207
Shares reinvested	361,321	199,596	1,142,558	726,106
Shares redeemed	(673,912)	(1,749,966)	(2,674,346)	(2,791,652)
Net increase (decrease)	1,194,259	(242,185)	522,765	908,661
Strategic Alternatives
Shares sold	1,311,042	658,215	3,452,292	1,225,099
Shares reinvested	—	—	716,595	105,265
Shares redeemed	(1,574,943)	(1,214,597)	(4,070,510)	(2,549,140)
Net increase (decrease)	(263,901)	(556,382)	98,377	(1,218,776)
7.  BANK BORROWINGS
On November 23, 2016, the Funds entered into a Line of Credit Agreement with Northern Trust. The terms of the credit agreement permitted the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest was charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
On November 20, 2019, the Funds renewed their Line of Credit Agreement with Northern Trust. The terms of the credit agreement are the same as those above, and the agreement will expire on November 18, 2020.
No Funds borrowed for the six-month period ended June 30, 2020, and there were no outstanding loans at June 30, 2020.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2017, through six-month period ended June 30, 2020), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2019, and December 31, 2018, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2019	$16,670,062	$ 9,643,245	$—	$ 26,313,307
	2018	22,803,959	14,085,921	—	36,889,880
MyDestination 2025	2019	33,763,974	18,708,958	—	52,472,932
	2018	33,986,791	38,055,961	—	72,042,752
MyDestination 2035	2019	20,667,946	10,532,737	—	31,200,683
	2018	22,165,480	25,579,129	—	47,744,609
MyDestination 2045	2019	14,714,829	8,586,521	—	23,301,350
	2018	15,798,135	23,490,194	—	39,288,329
MyDestination 2055	2019	4,672,156	4,193,333	—	8,865,489
	2018	4,222,783	6,934,772	—	11,157,555
Conservative Allocation	2019	10,900,966	12,236,121	—	23,137,087
	2018	15,397,717	437,488	—	15,835,205
Balanced Allocation	2019	34,502,761	66,794,786	—	101,297,547
	2018	59,404,751	3,908,455	—	63,313,206
Growth Allocation	2019	19,999,040	89,559,476	—	109,558,516
	2018	41,898,996	3,525,774	—	45,424,770
Aggressive Allocation	2019	11,003,181	107,448,362	—	118,451,543
	2018	31,324,625	3,691,707	—	35,016,332
Money Market	2019	27,768,702	—	—	27,768,702
	2018	18,097,193	—	—	18,097,193
Low-Duration Bond	2019	23,248,543	—	—	23,248,543
	2018	21,597,150	—	—	21,597,150
Medium-Duration Bond	2019	59,270,742	8,895,418	—	68,166,160
	2018	41,568,447	—	—	41,568,447
Extended-Duration Bond	2019	7,545,607	2,246,414	—	9,792,021
	2018	6,878,837	1,763,567	—	8,642,404
Global Bond	2019	20,221,476	—	—	20,221,476
	2018	17,233,962	—	—	17,233,962
Defensive Market Strategies	2019	29,152,022	39,137,230	—	68,289,252
	2018	23,181,404	39,872,400	—	63,053,804
Equity Index	2019	36,174,047	9,614,945	—	45,788,992
	2018	21,300,972	6,035,838	—	27,336,810
Value Equity	2019	20,124,546	112,001,078	—	132,125,624
	2018	38,627,518	153,636,772	—	192,264,290

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Growth Equity	2019	$ 5,232,310	$151,896,069	$—	$157,128,379
	2018	5,401,351	221,388,439	—	226,789,790
Small Cap Equity	2019	746,585	21,320,019	—	22,066,604
	2018	16,705,821	80,730,527	—	97,436,348
International Equity Index	2019	20,799,847	—	—	20,799,847
	2018	7,738,165	—	—	7,738,165
International Equity	2019	28,005,024	36,195,026	—	64,200,050
	2018	27,909,942	107,935,276	—	135,845,218
Emerging Markets Equity	2019	13,250,595	—	—	13,250,595
	2018	2,656,034	—	—	2,656,034
Global Real Estate Securities	2019	19,123,112	—	—	19,123,112
	2018	9,704,770	—	—	9,704,770
Strategic Alternatives	2019	6,848,636	1,494,225	—	8,342,861
	2018	7,693,005	367,373	—	8,060,378
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 197,110	$ 6,052,434	$ —	$ 28,492,581
MyDestination 2025	516,652	10,983,516	—	78,826,976
MyDestination 2035	446,256	5,652,789	—	67,422,830
MyDestination 2045	373,477	3,968,517	—	57,722,245
MyDestination 2055	181,517	1,318,807	—	15,293,288
Conservative Allocation	391,964	7,759,497	—	2,382,374
Balanced Allocation	2,582,277	41,308,540	—	(7,952,832)
Growth Allocation	3,670,726	46,298,051	—	(33,363,339)
Aggressive Allocation	3,405,012	56,670,525	—	(48,138,159)
Money Market	27,605	—	—	—
Low-Duration Bond	574,297	(11,833,764)	—	5,018,412
Medium-Duration Bond	965,559	—	(15,200,232)	49,607,755
Extended-Duration Bond	201,269	1,233,111	—	15,337,731
Global Bond	595,912	3,452,155	(7,368,945)	7,326,049
Defensive Market Strategies	3,272,758	3,028,972	—	170,706,701
Equity Index	1,915,955	5,047,222	—	639,999,229
Value Equity	10,359,660	5,328,149	—	142,318,422
Growth Equity	1,828,089	26,326,334	—	557,061,174
Small Cap Equity	137,676	7,359,532	—	31,978,201
International Equity Index	521,207	(2,197,388)	—	40,295,769
International Equity	959,069	1,905,316	—	77,881,477
Emerging Markets Equity	1,986,484	(9,186,630)	—	42,658,732
Global Real Estate Securities	3,177,936	—	—	9,268,507
Strategic Alternatives	433,684	39,191	—	2,709,205

At June 30, 2020, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$ 628,913,750	$ 14,869,217	$ 22,193,992	$ (7,324,775)
MyDestination 2025	1,359,300,844	29,955,792	49,463,999	(19,508,207)
MyDestination 2035	918,893,714	22,689,308	40,991,924	(18,302,616)
MyDestination 2045	688,872,214	17,774,600	33,610,885	(15,836,285)
MyDestination 2055	240,514,041	2,218,752	7,135,911	(4,917,159)
Conservative Allocation	505,871,933	(2,181,405)	8,821,174	(11,002,579)
Balanced Allocation	1,565,123,410	(42,043,401)	61,065,547	(103,108,948)
Growth Allocation	1,260,661,405	(98,787,805)	44,112,927	(142,900,732)
Aggressive Allocation	1,087,509,664	(123,951,980)	39,480,664	(163,432,644)
Money Market	1,523,039,757	—	—	—
Low-Duration Bond	994,648,691	6,856,307	14,328,897	(7,472,590)
Medium-Duration Bond	1,967,877,194	67,465,387	105,613,413	(38,148,026)
Extended-Duration Bond	263,594,597	25,150,417	29,852,346	(4,701,929)
Global Bond	605,702,734	(5,337,495)	34,100,375	(39,437,870)
Defensive Market Strategies	1,117,216,259	119,640,328	143,744,493	(24,104,165)
Equity Index	1,540,066,875	564,555,916	682,816,058	(118,260,142)
Value Equity	1,064,975,814	(7,836,961)	55,774,300	(63,611,261)
Growth Equity	1,193,113,904	547,671,555	567,449,085	(19,777,530)
Small Cap Equity	555,551,063	(485,061)	57,112,365	(57,597,426)
International Equity Index	716,661,236	(33,034,627)	70,901,881	(103,936,508)
International Equity	1,168,868,423	(38,347,602)	145,075,391	(183,422,993)
Emerging Markets Equity	540,758,464	21,266,805	57,595,541	(36,328,736)
Global Real Estate Securities	240,000,717	(18,912,833)	10,270,812	(29,183,645)
Strategic Alternatives	352,991,109	(129,470)	14,694,106	(14,823,576)
The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2019, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.
9.  MARKET AND CREDIT RISK
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — Each Fund may face potential risks associated with the United Kingdom’s decision to leave the European Union (the “EU”). In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British Pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The United Kingdom officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the United Kingdom and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.
LIBOR Risks — The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), based on factors specific to the circumstances of each Fund. The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust approved the Trust’s Program and designated the Liquidity Risk Management Committee (the “Committee”) of GuideStone Capital Management, LLC as the administrator of the Program. At a Board meeting held on May 18, 2020, the Committee provided the Board with a report which addressed the operation of the Program from

December 1, 2018 through March 31, 2020 (the “Review Period”) and assessed the adequacy and effectiveness of its implementation. The Committee reported on the following reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	the Funds remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of the Funds, a highly liquid investment minimum had not been established;
•	there were no liquidity events that materially affected the ability of the Funds to sell portfolio securities without significantly affecting their market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	at no time during the Review Period did any Fund approach the 15% Limit or 15% Threshold on illiquid investments, as those terms are defined in the Program;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.
11. RECENT PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of the Accounting Standards Codification 820 ("ASC 820"). The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of the ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. Management adopted ASU 2018-13 as of the period ended December 31, 2019.
12. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
13. SUBSEQUENT EVENTS
The recent outbreak of the novel coronavirus, first detected in December 2019, rapidly became a pandemic and has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. The impact of the novel coronavirus and other such future infectious diseases in certain regions or countries may be greater or less due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of such health crises may be quick, severe and of unknowable duration. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance.

NOTICE TO SHAREHOLDERS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six-months ended June 30, 2020, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the six-months ended June 30, 2020, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated September 25, 2019, the election of Ronald D. Murff as an Independent Trustee of the Trust.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of July 1, 2020. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Owner, Encompass Financial Services, Inc., 1985-present.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020[4]	LLP Manager, Penske Logistics, Inc., 2004 – present.	24	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[5]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment
Officer, GuideStone Financial Resources, 2016
– present; Global Investment Strategist,
GuideStone Financial Resources, 2015 – 2016;
Investment Strategist, Westwood Holdings
		Group, 2003 – 2015.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and Secretary	Since 2017	Managing Director, Compliance and Legal,
GuideStone Financial Resources, 2020 – present;
Associate Counsel – Investment and
Corporate Services, GuideStone Financial
Resources, 2015 – 2020; Vice
President and Assistant General Counsel,
		Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3  Mr. Cox and Dr. Hahn are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
4  Mr. Cox’s effective date as an Interested Trustee is August 27, 2020.
5  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q and Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN SELECT FUNDS
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested persons” is defined in Section 2(a)(19) of the 1940 Act, considered the approval of four new sub-advisory agreements (the “New Sub-Advisory Agreements”) among GuideStone Capital Management, LLC (the “Adviser”), the Trust and respectively: (i) The London Company of Virginia, LLC (the “London Company”) on behalf of the Value Equity Fund (the “VEF”) (the “London Company Agreement”), (ii) Western Asset Management Company, LLC (“Western”) on behalf of the Medium-Duration Bond Fund (the “MDBF”) and Global Bond Fund (the “GBF”) (the “Western Agreement”), (iii) ClearBridge Investments, LLC (“ClearBridge”) on behalf of the Growth Equity Fund (the “GEF,” and with the MDBF, GBF and VEF, each a “Fund” and together, the “Funds”) (the “ClearBridge Agreement”) and (iv) Parametric Portfolio Associates LLC (“Parametric”) on behalf of the GBF (the “Parametric Agreement”) (each, a “Sub-Adviser,” and together with the London Company, Western and ClearBridge, the “Sub-Advisers”). The Board approved the London Company Agreement at a meeting of the Board held on February 28, 2020 (the “February Meeting”) and the ClearBridge Agreement, Western Agreement and Parametric Agreement at a meeting of the Board held on May 18, 2020 (the “May Meeting”).
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the Funds and their shareholders. Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the Sub-Advisers and considered such information with the assistance and advice of independent legal counsel (“Independent Counsel”) and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the personnel resources of the Sub-Advisers; (iii) the experience and expertise of the Sub-Advisers; (iv) the financial capabilities and financial resources of the Sub-Advisers; (v) the compliance program and compliance history of the Sub-Advisers, as well as historical and pending legal proceedings involving the Sub-Advisers; (vi) the composite performance history of the Sub-Advisers’ proposed investment strategy in comparison to relevant benchmarks, if available; (vii) the amount of the contractual sub-advisory fees proposed to be paid to the Sub-Advisers in comparison to available fee information for the Sub-Advisers’ other clients and similar funds; (viii) the expected profitability of the Sub-Advisers with respect to the Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structures for the Sub-Advisers reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by the Sub-Advisers, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds. The Board evaluated whether the approvals of the New Sub-Advisory Agreements were in the best interests of the Funds and their respective shareholders. No one factor was determinative in the Board’s consideration of each New Sub-Advisory Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board further considered that ClearBridge and Western were currently sub-advisers to the Funds to which they would provide services under the ClearBridge Agreement and Western Agreement, respectively, and that approvals of the ClearBridge Agreement and Western Agreement were being sought as a result of an anticipated change in control of ClearBridge and Western and an assignment of the existing investment sub-advisory agreements among the Trust, the Adviser and each of ClearBridge and Western. The Board noted that the change in control of ClearBridge and Western was a result of Franklin Resources, Inc. (“Franklin Resources”) entering into a definitive agreement to acquire Legg Mason, Inc. (“Legg”), which wholly-owned ClearBridge and Western (the “Acquisition”). The Board additionally considered that Parametric was a sub-adviser for certain other Select Funds of the Trust for use of Parametric’s completion portfolios.

The Board undertook a review of the terms of the New Sub-Advisory Agreements, as well as the nature, extent and quality of the services to be provided by the Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with substantial detailed information in the form of reports about each Sub-Adviser addressing the factors listed previously. The Adviser also provided additional information about each Sub-Adviser in presentations made during the February and May Meetings and responded to questions from the Trustees.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (the “IMC”), to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY FUND
In considering the approval of the London Company Agreement on behalf of the VEF, the Board took into account the materials provided prior to and during the February Meeting, the presentations made, the extensive discussions during the February Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the London Company Agreement, the investment management team at the London Company, the reasonableness of the sub-advisory fees and whether the appointment of the London Company would be in the best interests of the VEF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the London Company Agreement and the materials provided to support each factor.
In making its determination to approve the selection of the London Company as a sub-adviser to the VEF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the London Company; the composite performance history of the London Company’s Income Equity Strategy (the “London Company Strategy”); the fees charged by the London Company for its services; and information regarding the London Company’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the London Company’s services. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to the London Company’s stated fee schedule.
Because this engagement with the London Company for sub-advisory services for the VEF was new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that the London Company did provide an estimate of profitability for providing its services to the VEF, which was based on an average profitability of all accounts firmwide. The Trustees considered the Adviser’s assessment of the London Company’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the London Company, believed that the London Company was financially sound.
The Board considered the fees to be paid to the London Company under the London Company Agreement, as well as the overall fee structure under the London Company Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the VEF’s overall management and advisory fees would increase by one basis point to 0.59% but that the fee was still below the overall management and advisory fees payable by the VEF that had last been approved by the majority shareholder of the Fund. The Board also noted that the VEF, and not the Adviser, would pay fees to the London Company directly, and as a result, the appointment of the London Company would not be expected to affect the Adviser’s profitability with respect to the VEF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the London Company and its affiliates as a result of its arrangements with the VEF. The Board concluded that any potential benefits to be derived by the London Company included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board noted the Adviser’s representation that the London Company would be comfortable managing the strategy in accordance with the VEF’s faith-based investment (“FBI”) policy.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the London Company Strategy. The Board noted the London Company Strategy generated 1.64% of outperformance (annualized) relative to the Russell 1000® Value Index over the last five-year period ended December 31, 2019. The Board further noted that the London Company Strategy outperformed the benchmark for the year-to-date, one- three-, five- and seven-year and analysis periods ended December 31, 2019.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the London Company would provide investment management services that are appropriate in scope and that the fees to be paid to the London Company by the VEF under the London Company Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE GROWTH EQUITY FUND, MEDIUM-DURATION BOND FUND AND GLOBAL BOND FUND
In considering the approval of the ClearBridge Agreement on behalf of the GEF and the Western Agreement on behalf of the MDBF and GBF (together, the “New Agreements”), the Board took into account the materials provided prior to and during the May Meeting, the presentations made, and the extensive discussions during the May Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the ClearBridge Agreement and the Western Agreement, the investment management teams at ClearBridge and Western, the reasonableness of the sub-advisory fees and whether the appointments of Clearbridge and Western would be in the best interests of the GEF, MDBF, GBF and their respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the ClearBridge Agreement and the Western Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Clearbridge and Western as sub-advisers to the GEF and the MDBF and GBF, respectively, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. The Board noted that the Acquisition was anticipated to occur in the third quarter of 2020, and that upon the Acquisition, the current investment sub-advisory agreements with Clearbridge, on behalf of the GEF, and Western, on behalf of the MDBF and the GBF, would be terminated as the Acquisition would be considered an “assignment” (pursuant to Section 15(a)(4) of the 1940 Act and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended).
The Board considered that the New Agreements were substantially similar to the current investment sub-advisory agreements. The Board noted that the Sub-Advisers confirmed they would retain their autonomy in their relationship with Franklin Resources, ensuring that their investment philosophies, processes and brands would remain unchanged. The Board took into account that the Sub-Advisers stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that ClearBridge provides to the GEF and Western provides to the MDBF and GBF. Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment process of the strategies employed by the GEF, MDBF and GBF would remain the same after the Acquisition. The Board considered the anticipated benefits to the Sub-Advisers as a result of the Acquisition, such as increased access to capital and resources.
The Board considered the profitability information provided by the Sub-Advisers for the services currently provided to the GEF, MDBF and GBF. The Trustees also considered the Adviser’s assessment of the Sub-Advisers’ financial conditions. The Trustees noted that the Adviser, after reviewing certain financial information provided by Sub-Advisers, believed that the Sub-Advisers were financially sound.

The Board considered the fees to be paid to the Sub-Advisers under the New Agreements, as well as the overall fee structures, in light of the nature, extent and quality of the services to be provided and noted that there would not be any changes to the current fee schedules with either ClearBridge or Western. The Board also considered the fees charged by other investment advisers that offer similar services. The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the New Agreements.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Sub-Advisers and their affiliates as a result of the New Agreements. The Board concluded that any potential benefits to be derived by the Sub-Advisers included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds. The Board noted the Adviser’s representation that the Sub-Advisers would be comfortable to continue managing their strategies in accordance with the Funds’ FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the Sub-Advisers would continue to provide investment management services that are appropriate in scope and that the fees to be paid to the Sub-Advisers under the New Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE GLOBAL BOND FUND
In considering the approval of the Parametric Agreement on behalf of the GBF, the Board took into account the materials provided prior to and during the May Meeting, the presentations made, and the extensive discussions during the May Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel, and the report of the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Parametric Agreement, the investment management team at Parametric, the reasonableness of the sub-advisory fees and whether the appointment of Parametric would be in the best interests of the GBF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the Parametric Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to the GBF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the Parametric Agreement; the fees charged by Parametric for its completion portfolio services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services on behalf of the GBF. The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive.
The Board considered the profitability information provided by Parametric for its completion portfolios services currently provided to certain Select Funds. The Trustees also considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that the GBF would pay Parametric a fee for completion portfolio services only when a completion portfolio is being utilized by the GBF. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the GBF’s overall management and advisory fees generally would not be affected because a completion portfolio solution would be implemented on a limited or short-term basis, but that during the deployment of a completion portfolio, the GBF may realize some nominal savings on the assets managed by Parametric, as all existing active sub-advisers to the GBF currently have higher fee schedules. The Board also noted there would be no impact to the Adviser’s profitability as a result of the utilization of a completion portfolio.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the GBF. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage the GBF’s risk/return profile. The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s Overlay Program, the Defensive Market Strategies Fund and the Strategic Alternatives Fund, as well as provides the completion portfolio program to certain Select Funds. The Board considered the Adviser’s representation that Parametric would be comfortable implementing completion portfolios in accordance with the GBF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the GBF under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2020) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 7.3Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1994	$ 7.3Tr
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1987	$299.7B
	Payden & Rygel	1983	$127.7B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 1.9Tr
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1987	$299.7B
	Western Asset Management Company, LLC and
	Western Asset Management Company Limited	1971	$468.5B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$310.9B
	Parametric Portfolio Associates LLC	1987	$299.7B
	Schroder Investment Management North America Inc.	1977	$127.1B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$310.9B
	Neuberger Berman Investment Advisers LLC	2002	$357.0B
	Parametric Portfolio Associates LLC	1987	$299.7B
	Western Asset Management Company, LLC and
	Western Asset Management Company Limited	1971	$468.5B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$178.4B
	AQR Capital Management, LLC	1998	$141.0B
	Parametric Portfolio Associates LLC	1987	$299.7B
	Shenkman Capital Management, Inc.	1985	$ 26.1B
Equity Index	Legal & General Investment Management America, Inc.	2006	$212.9B
Value Equity	American Century Investment Management, Inc.	1958	$178.4B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 44.1B
	Legal & General Investment Management America, Inc.	2006	$212.9B
	The London Company of Virginia, LLC	1994	$ 10.9B
	Parametric Portfolio Associates LLC	1987	$299.7B
	TCW Investment Management Company LLC	1971	$225.0B
Growth Equity	Brown Advisory, LLC	1993	$ 46.4B
	ClearBridge Investments, LLC	2005	$149.4B
	Loomis, Sayles & Company, L.P.	1926	$310.9B
	Parametric Portfolio Associates LLC	1987	$299.7B
	Sands Capital Management, LLC	1992	$ 51.4B
Small Cap Equity	Delaware Investments Fund Advisers	1929	$241.2B
	Jacobs Levy Equity Management, Inc.	1986	$ 11.6B
	Parametric Portfolio Associates LLC	1987	$299.7B
	TimesSquare Capital Management, LLC	2000	$ 13.7B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$212.9B
International Equity	AQR Capital Management, LLC	1998	$141.0B
	Harris Associates L.P.	1976	$ 86.5B
	MFS Institutional Advisors, Inc.	1924	$507.2B
	Mondrian Investment Partners Ltd.	1990	$ 45.8B
	Parametric Portfolio Associates LLC	1987	$299.7B
	WCM Investment Management, LLC	1976	$ 58.9B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$141.0B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.9Tr
	RBC Global Asset Management (UK) Limited	2013	$ 39.1B
	Wellington Management Company LLP	1928	$ 1.1Tr
Global Real Estate Securities	Heitman Real Estate Securities, LLC and
	Heitman International Real Estate Securities HK Limited	1989	$ 42.6B
	RREEF America L.L.C.,
	DWS Investments Australia Limited and

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	DWS Alternatives Global Limited	1975	$ 70.5B
Strategic Alternatives	Allianz Global Investors U.S. LLC	1895	$106.2B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.9Tr
	Neuberger Berman Investment Advisers LLC	2002	$357.0B
	Parametric Portfolio Associates LLC	1987	$299.7B
	Weiss Multi-Strategy Advisers LLC	1978	$ 2.8B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 9.3Tr
Cash Overlay for Target Date, Target Risk, Fixed Income, Equity and Real Assets Select Funds	Parametric Portfolio Associates LLC	1987	$299.7B

GuideStone Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

© 2020 GuideStone Funds® 482132 07/20 2233

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s first fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 3, 2020

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	September 3, 2020

*	Print the name and title of each signing officer under his or her signature.